Due to size constraints, this filing is being made in two related submissions.  This submission is the second of the two related submissions.  The accession number of the previous related submissions is as follows:  0000898745-13-000860

CLASS A, B, C, & P SHARES

Principal Funds: Equity & Fixed-Income Funds

Annual Report

October 31, 2013

Letter from the President	1
Economic & Financial Market Review	3
Bond & Mortgage Securities Fund	4
California Municipal Fund	6
Diversified International Fund	8
Equity Income Fund	10
Global Diversified Income Fund	12
Global Real Estate Securities Fund	14
Government & High Quality Bond Fund	16
High Yield Fund	18
High Yield Fund I	20
Income Fund	22
Inflation Protection Fund	24
International Emerging Markets Fund	26
LargeCap Growth Fund	28
LargeCap Growth Fund I	30
LargeCap S&P 500 Index Fund	32
LargeCap Value Fund	34
MidCap Fund	36
Principal Capital Appreciation Fund	38
Real Estate Securities Fund	40
Short-Term Income Fund	42
SmallCap Blend Fund	44
Tax-Exempt Bond Fund	46
Glossary	48
Financial Statements	50
Notes to Financial Statements	89
Schedules of Investments	119
Financial Highlights (Includes performance information)	250
Report of Independent Registered Public Accounting Firm	282
Shareholder Expense Example	283
Supplemental Information	286

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

Nora Everett
President and CEO, Principal Funds

The broad U.S. equities market delivered 29.0% for the one-year period ending October 31st, 2013, despite congressional gridlock that resulted in a 17-day partial shutdown of the federal government in the final month of the period. The strong market performance was aided in large part by the Federal Reserve’s continued accommodative monetary policy.1 Though volatility had spiked in May and June on comments by the Fed that it could begin tapering its bond purchases in 2013, investor concern appeared to subside as equities recovered to continue their rally. While the Fed’s latest round of quantitative easing (QE3) has been a key driver of the U.S. market, improving housing and employment data as well as modest economic growth in the past year have aided results as well.

Outside the U.S., equity markets in both developed and emerging economies underperformed U.S. equities, with developed markets returning 26.9% and emerging markets delivering 6.5% for the one-year period through October 31.2 Developed markets were helped by mildly improving economic sentiment in the European Union as the region appeared to be exiting its recession. Emerging markets struggled due primarily to headwinds such as a slower pace of growth in China, weak economic conditions, lower commodity prices and the rising competitiveness of the U.S. dollar.3 Because markets tend to fluctuate, we believe the most prudent approach for investing your portfolio is to select an allocation that is broadly diversified both across and within asset classes.4 We encourage you to work with your financial professional in choosing investments and monitoring your portfolio’s performance as you work toward realizing your financial goals.

Investments to help you reach for your goals

Our mutual funds cover a wide range of asset classes to help you diversify your portfolio as you save for the future —whether you are investing for goals that are years down the road, or closer at hand. You can select a mix of our individual funds, or you can choose one of our asset allocation funds (which are already broadly diversified).

We have a long history of commitment to asset allocation investing. In fact, our expertise in this area recently was recognized by Lipper, which awarded Principal Funds a 2013 Lipper Award as the “Best Mixed-Asset Fund Manager over the 3-year period” out of 40 firms in the Large Company category.5 This award was based on the collective consistent performance of 15 of our asset allocation funds: 11 Principal LifeTime Funds, three Strategic Asset Management (SAM) Funds, and the Global Diversified Income Fund.6 We provide mutual funds structured with the goal of helping to support your retirement income needs over time. These funds focus on complementing traditional portfolios by combating three key retirement risks: longevity (the risk of outliving your savings), inflation and market volatility. For more information, ask your financial professional about our Principal Portfolio Construction StrategiesSM.

Whatever your financial goals, we have a wide range of mutual funds to help you succeed.

On behalf of everyone at Principal Funds, I thank you for your business.

Nora Everett, President and CEO
Principal Funds

About Principal LifeTime

The Principal LifeTime Funds, which are target-date funds, invest in underlying Principal Funds. Each Principal LifeTime Fund is managed toward a particular target (retirement) date, or the approximate date the participant or investor starts withdrawing money. As each Principal LifeTime Fund approaches its target date, the investment mix becomes more conservative by increasing exposure to generally more conservative investment options and reducing exposure to typically more aggressive investment options. The asset allocation for each Principal LifeTime Fund is regularly re-adjusted within a timeframe that extends 10-15 years beyond the target date, at which point it reaches its most conservative allocation. Principal LifeTime Funds assume the value of the investor's account will be withdrawn gradually during retirement. Neither the principal nor the underlying assets of the Principal LifeTime Funds are guaranteed at any time, including the target date. Investment risk remains at all times.

Past performance is no guarantee of future results

1 Broad U.S. equities market: Russell 3000 Index

2 International equities, developed markets: MSCI EAFE Index; international equities, emerging markets: MSCI Emerging Markets Index

3 Source for portions of this commentary: “On the Other Hand: Economic Insights,” by Bob Baur, Randy Mundt, Robin Anderson and the Economic Committee, May, June and October editions, Principal Global Investors

4 Asset allocation/diversification does not guarantee a profit or protect against a loss. Past performance is no guarantee of future results.

5 Principal Management Corp. was ranked #1 out of 40 eligible companies in Lipper’s Mixed-Asset category for the three-year period ended 11/30/12. The lowest average decile rank of the three years’ Consistent Return (effective return) measure of the eligible funds per asset class and group determine the asset class group award winner over the three-year period. Asset class group awards are given for the three-year period only. The funds did not win the awards for other time periods. The individual funds that made up the category may not have ranked number one in their categories. Lipper’s large company universe is comprised of fund families with more than $43.5 billion in assets under management. Individual fund classification awards extend over 3, 5 and 10 years. The highest Lipper Leader for Consistent Return value within each eligible classification determines the fund classification winner over 3, 5 and 10 years.

6 Lipper rankings were based on Institutional class shares. Institutional class shares are available only to eligible investors such as plan participants. See the prospectus for eligibility requirements. Principal LifeTime Funds: 2010 Fund — 3 yrs: 1/124 funds; 5 yrs: 40/106 funds; 10 yrs: N/A. 2015 Fund — 3 yrs: 1/109 funds; 5 yrs: N/A; 10 yrs: N/A; 2020 Fund — 3 yrs: 3/164; 5 yrs: 25/120 funds; 10 yrs: 2/18 funds. 2025 Fund — 3 yrs: 4/93 funds; 5 yrs: N/A; 10 yrs: N/A. 2030 Fund — 3 yrs: 7/161 funds; 5 yrs: 16/117 funds; 10 yrs: 2/13 funds. 2035 Fund — 3 yrs: 5/93 funds; 5 yrs: N/A; 10 yrs: N/A. 2040 Fund — 3 yrs: 11/158 funds; 5 yrs: 28/111 funds; 10 yrs: 2/13 funds. 2045 Fund — 3 yrs: 5/90 funds; 5 yrs: N/A; 10 yrs: N/A. 2050 Fund — 3 yrs: 5/142 funds; 5 yrs: 17/77 funds; 10 yrs: N/A. 2055 Fund — 3 yrs: 12/142 funds; 5 yrs: N/A; 10 yrs: N/A. Global Diversified Income Fund — 3 yrs: 2/197 funds; 5 yrs: N/A funds; 10 yrs: N/A. Principal Strategic Asset Management (SAM) Balanced Portfolio —3 yrs: 101/523 funds; 5 yrs: 52/476 funds; 10 yrs: N/A. Principal Strategic Asset Management (SAM) Conservative Balanced Portfolio — 3 yrs: 116/420 funds; 5 yrs: 53/383 funds; 10 yrs: N/A. Principal Strategic Asset Management (SAM) Flexible Income Portfolio — 3 yrs: 63/290 funds; 5 yrs: 28/267 funds; 10 yrs: N/A

.

Economic & Financial Market Review

Investors in U.S. equities were handsomely rewarded during the 12-month period that ended October 31, 2013, though there were significant bumps along the way. In mid-September 2012, the Federal Reserve announced its latest round of quantitative easing (QE3) in a continued effort to keep long-term interest rates down. While U.S. equities rallied in response during the third quarter of 2012, in the fourth quarter they could barely muster a positive return (0.3%) as the country found itself largely preoccupied first with the November presidential election and then, almost immediately, with the protracted fiscal policy debate in Congress.1 As days went by and the December 31, 2012 deadline for Congress to deliver a budget came ever closer, the resulting uncertainty seemed to paralyze U.S. markets.

However, as soon as legislation finally passed on January 1st, 2013 delaying severe budget cuts for another two months, U.S. equities soared, returning 11.1% for the first quarter of 2013.1 Both the Dow Jones Industrial Average and S&P 500 Index reached new highs in March, surpassing their previous records set in 2007 before the recession.2 The market rallied on into the second quarter, but was stymied once again as volatility spiked in May, and again in June, following comments by Fed Chairman Ben Bernanke that stimulus reduction could possibly begin in 2013. Though U.S. stocks receded somewhat on this news from mid-May through June, they rebounded through most of the third quarter — until extreme congressional gridlock over funding the federal government resulted in a partial government shutdown that lasted 17 days. While volatility spiked during the shutdown, once it was over U.S. equities responded positively yet again, ultimately delivering 29.0% overall for the 12-month period ending October 31.1

Throughout the year, strong U.S. market results were driven more by the Fed’s accommodative monetary policy than by the economy. That is not to suggest the economy didn’t improve; real GDP (the output of goods and services produced by labor and property located in the U.S.) did increase over the year, but at a modest rate (averaging less than 2%).3 However, the rate of growth was sufficient to help reduce the unemployment rate to 7.3% as of October 2013.4 Two strong sectors of the economy over the period were housing and autos; home prices were up 12.8% year-over-year through August, while automobile sales reached 15.23 million units (annualized) for October.5 Also, corporate earnings rose over the year, with particular strength seen within the financial sector, which posted record earnings in the second quarter of 2013.6 The economic data suggest the U.S. is in a slow-growth economy characterized by rising corporate earnings and slowly declining unemployment.

Still, some storm clouds remain on the horizon. While the unemployment rate recently hit a monthly low not seen since late 2008, much of the improvement has resulted from job-seekers finding part-time work and occurred within industries at the lower end of the pay scale. Some of the reduction in the unemployment rate also has been due to discouraged job-seekers, who have stopped looking for work and are no longer counted among the unemployed. The weak financial conditions of some local and state governments merit concern as well. Detroit filed for bankruptcy on July 18, culminating a period of difficult negotiations between the city and its labor unions. Detroit is not alone, however. Illinois and California, while not filing for bankruptcy, have huge pension liabilities that ultimately will need to be addressed. We also face the uncertain outcome of the Fed’s tapering process once it is initiated. Interest rates spiked in May when Chairman Bernanke mentioned the possibility of beginning to reduce the Fed’s bond purchase program. A key concern is that should the Fed reduce (and ultimately end) its efforts to artificially keep interest rates low, they will climb. Higher rates could dampen growth, with potentially significant consequences in areas such as auto and home sales.

The partial shutdown of the U.S. government, while embarrassing globally, had little impact economically. The Senate and House finally agreed on a compromise bill that essentially maintained the status quo, funding the federal government through January 2014 and extending the debt ceiling through mid-February 2014. But the underlying issues of preventing future shutdowns and default remained unresolved, bumped down the road to perhaps flare up yet again when the newly established deadlines become the present rather than the future.

Outside the U.S., international equities in developed economies returned 26.9% for the one-year period ending Oct. 31, but emerging markets ended the period up just 6.5%.7 Though emerging markets rallied at the beginning of the past year, they have struggled thus far in 2013. Emerging markets’ recent weak results have been due in large part to weaker demand for commodities and ongoing concern that China’s economy may have slowed down. With an average increase in economic growth of about 10% a year over the past decade, China helped support the global economy throughout the recession. A potential slowdown in China could impact the pace of global economic growth.8, 9

1 Broad U.S. equities market: Russell 3000 Index

2 The DJIA closed at 14,253.77 on March 5, 2013, surpassing its previous closing high of 14,164.53 achieved in Oct. 2007. The S&P 500 Index closed at 1,569.19 on March 28, 2013, above its previous closing high of 1,565.15 achieved in Oct. 2007.

[3]	bea.gov
[4]	U.S. Bureau of Labor Statistics data released November 8, 2013; bls.gov
[5]	Home prices source: 20-City Composite, S&P/Case-Shiller Home Price Indices; auto sales source: Wards Automotive
[6]	spindices.com
[7]	International developed markets: MSCI EAFE Index; international emerging markets: MSCI Emerging Markets Index
[8]	“Challenges for the Future of Chinese Economic Growth,” Jane Haltmaier, Senior Adviser-Division of International Finance, U.S. Federal

Reserve, January 2013; federalreserve.gov/pubs/ifdp/2013/1072/ifdp1072.pdf

9 “Fed Study Says China’s Growth Could Slow Sharply by 2030,” Reuters, March 26, 2013; reuters.com/article/2013/03/26/us-usa-fed-china-idUSBRE92P14T20130326

Bond & Mortgage Securities Fund

Portfolio Managers:

William C. Armstrong, CFA
Timothy R. Warrick, CFA
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

An out-of-index allocation to below-investment-grade corporate bonds and underweight positions in U.S. Treasury securities and agencies contributed positively to performance. Security selection within investment-grade corporate bonds, emerging markets, mortgage-backed securities (MBS), asset-backed securities and commercial mortgage-backed securities (CMBS) also proved beneficial. Tactical duration positioning (as the portfolio was longer duration relative to the index during times of declining interest rates and shorter duration in times of rising interest rates) contributed positively as well; this positioning included the use of Treasury futures and interest rate swaps. Overweight allocations to emerging markets and MBS detracted from performance. Security selection within U.S. Treasury securities also detracted. In addition, yield curve positioning (with underperformance driven by underweights at the 2- and 20-year key rate duration points) contributed negatively to results. Derivatives were used to tactically hedge exposures, primarily in CMBS and below-investment-grade corporate bonds; these positions contributed negatively to performance as CMBS and below-investment-grade corporate bond spreads tightened during the period.

Value of a $10,000 Investment* October 31, 2003 - October 31, 2013

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/14. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	-0.52%	8.38%	3.92%	6/28/05	12/6/00
	Including Sales Charge	-4.24%	7.56%	3.52%
Class B Shares	Excluding Sales Charge	-1.18%	7.73%	3.30%	6/28/05	12/6/00
	Including Sales Charge	-6.05%	7.43%	3.30%
Class C Shares	Excluding Sales Charge	-1.33%	7.54%	3.10%	1/16/07	12/6/00
	Including Sales Charge	-2.30%	7.54%	3.10%

Total Investment Expense as shown in the 3/1/13 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.04%	0.94%
Class B Shares	2.44%	1.60%
Class C Shares	2.01%	1.75%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: -4.92% (1-year); 5.89% (5-year); 3.32% (10-year)
Class B Shares: -6.71% (1-year); 5.73% (5-year); 3.10% (10-year)
Class C Shares: -2.99% (1-year); 5.88% (5-year); 2.90% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

California Municipal Fund

Portfolio Managers:

Douglas J. Gaylor
James Noble
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Bonds with shorter maturities and lower durations outperformed. These higher-coupon bonds, which were issued during higher-interest-rate environments with lower price volatilities, tended to roll down a steep and positively sloping yield curve, which also enhanced performance. Bonds that were sold by the end of the first quarter of 2013 added value as well; these issues were sold before interest rates began to rise, so profits and returns were locked in before prices began to decline (by the second quarter of 2013). In addition, lower-rated bonds which had higher coupons and shorter calls contributed to performance for the period. Stable credit ratings on lower-rated bonds contributed to positive returns. Shorter calls and maturities aided performance as well. Puerto Rico bonds performed poorly over the year. Lower-rated bonds were sold and income levels increased in other bonds; however, all Puerto Rico bonds lost a lot of value over the period. (Puerto Rico exposure within the portfolio at the end of the period was approximately 2%, while the industry average at times can exceed 10%.) Also, longer bonds which were priced at deeper discounts detracted from performance, especially lower-coupon bonds or zero coupon issues that lost more value in a rising-interest-rate environment. (Efforts were made over the course of the period to reduce exposure to these types of structures.) Inverse floaters also hindered performance; although they added high levels of income, their price volatility was high, which hurt overall performance.

Value of a $10,000 Investment* October 31, 2003 - October 31, 2013

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/14. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	-2.57%	6.98%	3.37%
	Including Sales Charge	-6.25%	6.17%	2.97%
Class B Shares	Excluding Sales Charge	-3.58%	5.97%	2.71%
	Including Sales Charge	-8.25%	5.65%	2.71%
Class C Shares	Excluding Sales Charge	-3.57%	5.99%	2.49%
	Including Sales Charge	-4.50%	5.99%	2.49%

Total Investment Expense as shown in the 3/1/13 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.81%	0.81%
Class B Shares	2.40%	1.86%
Class C Shares	1.74%	1.74%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: -6.72% (1-year); 4.75% (5-year); 2.86% (10-year)
Class B Shares: -8.71% (1-year); 4.22% (5-year); 2.58% (10-year)
Class C Shares: -4.83% (1-year); 4.58% (5-year); 2.38% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Diversified International Fund

Portfolio Managers:

Paul H. Blankenhagen III, CFA
Juliet Cohn
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

An overweight to EasyJet Plc contributed positively, with revenue from premium seats providing greater-than-expected benefits; the third-quarter interim management statement showed revenue growth was ahead of expectations as EasyJet achieved record passenger traffic and raised guidance for profits for the year by 2%. Stock selection in Japan also contributed positively, driven by an overweight position in Softbank Corp; the firm recently invested in Supercell (European smartphone game company which focuses on innovation to lock in high-spending users). In addition, stock selection within the consumer discretionary sector aided results, especially an overweight position in Fuji Heavy Industries Ltd; the company reported first-quarter results with operating profit 4% ahead of consensus. At the period-end, Fuji Heavy preannounced results and raised first-half operating profit guidance. Stock selection in France detracted from performance, due in part to an overweight position in Gemalto NV (Netherlands-based digital security provider); the company reported lighter-than-expected first-quarter 2013 revenues driven by weak Mobile Communications results. (Diversified International Fund no longer holds this stock.) An overweight position in Agrium also negatively impacted performance; news that Russian competitor Uralkali would no longer participate in the potash cartel weighed on the stock during the period as it solidified the view among farmers and retailers that nutrient prices would continue to drop this year. An underweight position in Vodafone (one of the largest mobile telecommunications companies in Europe, with operations in 30 countries and 450 million customers) was another detractor as Vodafone outperformed, helped by news that the firm agreed to sell its 45% stake in Verizon Wireless to Verizon on attractive terms.

Value of a $10,000 Investment* October 31, 2003 - October 31, 2013

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/14. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	21.15%	11.14%	7.88%	6/28/05	12/6/00
	Including Sales Charge	14.43%	9.90%	7.26%
Class B Shares	Excluding Sales Charge	19.88%	9.93%	6.99%	6/28/05	12/6/00
	Including Sales Charge	14.88%	9.66%	6.99%
Class C Shares	Excluding Sales Charge	20.47%	10.48%	7.20%	1/16/07	12/6/00
	Including Sales Charge	19.47%	10.48%	7.20%
Class P Shares	Excluding Sales Charge	21.55%	11.41%	7.98%	9/27/10	12/6/00

Total Investment Expense as shown in the 3/1/13 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.49%	1.49%
Class B Shares	2.99%	2.47%
Class C Shares	2.47%	2.08%
Class P Shares	3.27%	1.06%

Average annual total returns* including sales charge as of 9/30/13: Class A Shares: 10.40% (1-year); 3.60% (5-year); 7.62% (10-year) Class B Shares: 10.44% (1-year); 3.32% (5-year); 7.33% (10-year) Class C Shares: 14.91% (1-year); 4.15% (5-year); 7.54% (10-year) Class P Shares****: 17.18% (1-year); 5.03% (5-year); 8.33% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

Equity Income Fund

Portfolio Managers:

Daniel R. Coleman
David W. Simpson, CFA
Edge Asset Management, Inc

What contributed to or detracted from Fund performance during the fiscal year?

An underweight to Exxon Mobile Corporation aided performance as the company underperformed its peers due to weak production growth. Stock selection within the consumer staples sector also benefited performance as Kroger outperformed due to strong earnings results. Finally, within the financial sector, BlackRock outperformed as equity markets rose during the period. Within the financial sector, lack of exposure to Bank of America hindered performance as the company outpaced both its sector and the broader market. In addition, an allocation to Teva Pharmaceutical Industries detracted within the health care sector due to shortened patent protection for its largest drug Copaxone as well as the departure of the firm's CEO. Finally, Penn West Petroleum detracted from results due to production disappointments.

Value of a $10,000 Investment* October 31, 2003 - October 31, 2013

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	21.87%	13.85%	8.34%	5/31/39	-
	Including Sales Charge	15.18%	12.58%	7.73%
Class B Shares	Excluding Sales Charge	20.84%	12.82%	7.58%	3/30/94	5/31/39
	Including Sales Charge	15.84%	12.58%	7.58%
Class C Shares	Excluding Sales Charge	21.01%	13.02%	7.53%	3/1/02	5/31/39
	Including Sales Charge	20.01%	13.02%	7.53%
Class P Shares	Excluding Sales Charge	22.27%	14.05%	8.43%	9/27/10	5/31/39

Total Investment Expense as shown in the 3/1/13 prospectus
Gross/Net Expense Ratio
Class A Shares	0.96%
Class B Shares	1.87%
Class C Shares	1.70%
Class P Shares	0.70%

Average annual total returns* including sales charge as of 9/30/13: Class A Shares: 10.35% (1-year); 7.65% (5-year); 7.81% (10-year) Class B Shares: 10.72% (1-year); 7.59% (5-year); 7.66% (10-year) Class C Shares: 14.93% (1-year); 8.08% (5-year); 7.61% (10-year) Class P Shares****: 17.10% (1-year); 9.06% (5-year); 8.51% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

Global Diversified Income Fund

Portfolio Managers:

Michael P. Finnegan, CFA
Kelly Grossman
Dave Reichart, CFA
Principal Management Corp.

DDJ Capital Management, LLC
Principal Global Investors, LLC
Stone Harbor Investment Partners

Guggenheim Investment Management, LLC
Principal Real Estate Investors, LLC
Tortoise Capital Advisors, LLC

Post Advisory Group, LLC
Spectrum Asset Management, Inc.
W. H. Reaves & Co.

What contributed to or detracted from Fund performance during the fiscal year?

An overweight to the master limited partnerships sleeve (managed by Tortoise Capital Advisors) and an underweight to the commercial mortgage-backed securities (CMBS) sleeve (managed by Principal Global Investors) contributed positively. From a manager perspective, outperformance by the managers of the high yield sleeves (managed by Guggenheim Investment Management and DDJ Capital Management) benefited results; active participation in the new-issue market proved beneficial. Outperformance by the manager of the CMBS sleeve also added value. Within the CMBS sleeve, the more volatile (higher beta) positions contributed significantly in the fourth quarter of 2012 and first half of 2013, delivering the largest contribution to overall performance for the period. Outperformance by the manager of the global value equities sleeve (managed by Principal Global Investors) contributed positively as well. In this sleeve, stock selection aided performance the most within the financial, materials and energy sectors; from a country perspective, stock selection was most helpful in Japan, the U.K. and Brazil. Underweights to the global infrastructure (managed by WH Reaves) and global value equities sleeves and an overweight to the preferred securities sleeve (managed by Spectrum Asset Management) detracted from performance. From a manager perspective, underperformance by the manager of the emerging market debt sleeve (managed by Stone Harbor) hindered results. Within this sleeve, an underweight to Argentina hard currency debt negatively impacted results, as did exposure to Brazil's foreign exchange and local rates markets (implemented in part through currency forwards).

Value of a $10,000 Investment* December 15, 2008 - October 31, 2013

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2013
					Extended
		1-Year	Since Inception	Inception Date	Performance
					Inception Date
Class A Shares	Excluding Sales Charge	6.40%	16.14%	12/15/08	-
	Including Sales Charge	2.42%	15.23%
Class C Shares	Excluding Sales Charge	5.65%	15.27%	12/15/08	-
	Including Sales Charge	4.65%	15.27%
Class P Shares	Excluding Sales Charge	6.63%	16.25%	9/27/10	12/15/08

Total Investment Expense as shown in the 3/1/13 prospectus
			Gross/Net Expense Ratio
Class A Shares			1.13%
Class C Shares			1.89%
Class P Shares			0.90%

Average annual total returns* including sales charge as of 9/30/13: Class A Shares: 0.91% (1-year); 14.91% (since inception) Class C Shares: 3.13% (1-year); 14.96% (since inception) Class P Shares****: 5.15% (1-year); 15.93% (since inception)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark is calculated from 12/31/08 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

Global Real Estate Securities Fund

Portfolio Managers:

Simon Hedger
Anthony Kenkel, CFA
Kelly D. Rush, CFA
Principal Real Estate Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

The top contributor to performance was stock selection within Hong Kong, especially overweight positions in Wharf, Country Garden Holdings and Shimao Property, which all outperformed the index. Overweight positions in U.S. self-storage companies CubeSmart and Extra Space Storage also contributed positively; both stocks rose more than 40% on increased demand as the U.S. housing market continued to recover. Additionally, stock selection within the U.S. office sector benefited performance, particularly an underweight to Digital Realty Trust, which fell more than 18% due to increased competition for data-center space and investor concern regarding management's credibility. The portfolio transitioned from an underweight to an overweight to CapitaLand in late February 2013, and suffered as the company poorly performed during the second quarter due to slowing growth and fears of rising borrowing costs. An underweight to Japan also detracted; Japanese real estate investment trusts and developers rallied in 2013 on the back of Prime Minister Abe's reflationary policies, which are positive for real estate fundamentals and have caused investors to view the new policies as a positive catalyst for the Japanese equity markets. An underweight to real estate securities in Sweden detracted as well; the country rallied more than 20% on strong returns from companies such as Kungsleden and Fastighets Balder.

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/14. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	Since Inception		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	13.94%	15.34%	0.83%	10/1/07	-
	Including Sales Charge	7.62%	14.06%	-0.10%
Class C Shares	Excluding Sales Charge	13.19%	14.50%	-0.03%	10/1/07	-
	Including Sales Charge	12.19%	14.50%	-0.03%
Class P Shares	Excluding Sales Charge	14.36%	16.72%	1.76%	12/29/10	10/1/07

Total Investment Expense as shown in the 3/1/13 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.56%	1.45%
Class C Shares	2.82%	2.20%
Class P Shares	1.60%	1.09%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: 5.92% (1-year); 7.18% (5-year); -0.52% (since inception)
Class C Shares: 10.13% (1-year); 7.54% (5-year); -0.47% (since inception)
Class P Shares****: 12.45% (1-year); 9.69% (5-year); 1.35% (since inception)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark is calculated from 9/30/07 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

Government & High Quality Bond Fund

Portfolio Managers:

John R. Friedl, CFA
Ryan P. McCann, CFA
Scott J. Peterson, CFA
Gregory, L. Tornga, CFA
Edge Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

Out-of-benchmark allocations to agency and non-agency collateralized mortgage obligations contributed positively to performance as the portfolio's holdings significantly outpaced the index. An underweight position and issue selection within Ginnie Mae (GNMA) securities also proved beneficial. An out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) added value as well. An underweight position and issue selection in Freddie Mac (FHLMC) agency mortgage pools detracted from performance as Freddie Mac was the best-performing agency mortgage sector over the period. An allocation to U.S. Treasuries also hindered results as the sector underperformed the benchmark.

Value of a $10,000 Investment* October 31, 2003 - October 31, 2013

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 2.25%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/14. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	-0.61%	5.01%	4.24%	5/4/84	-
	Including Sales Charge	-2.84%	4.53%	4.00%
Class B Shares	Excluding Sales Charge	-1.46%	4.14%	3.61%	3/30/94	5/4/84
	Including Sales Charge	-6.28%	3.80%	3.61%
Class C Shares	Excluding Sales Charge	-1.44%	4.20%	3.47%	3/1/02	5/4/84
	Including Sales Charge	-2.41%	4.20%	3.47%
Class P Shares	Excluding Sales Charge	-0.52%	5.11%	4.29%	9/27/10	5/4/84

Total Investment Expense as shown in the 3/1/13 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	0.91%	0.88%
Class B Shares	1.98%	1.65%
Class C Shares	1.63%	1.63%
Class P Shares	0.74%	0.70%

Average annual total returns* including sales charge as of 9/30/13: Class A Shares: -3.40% (1-year); 4.11% (5-year); 3.89% (10-year) Class B Shares: -6.84% (1-year); 3.39% (5-year); 3.49% (10-year) Class C Shares: -2.98% (1-year); 3.79% (5-year); 3.34% (10-year) Class P Shares****: -1.11% (1-year); 4.70% (5-year); 4.18% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

High Yield Fund

Portfolio Managers:

Mark P. Denkinger, CFA
Darrin E. Smith CFA
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

The High Yield Fund benefited from an overweight to Open Solutions (provider of enterprise technology to community-based financial institutions), which was purchased by Fiserv in January 2013. An overweight to Royal Bank of Scotland (RBS) also added value. RBS, which has been pressured by the European sovereign crisis, rebounded nicely as systemic risks declined in the European region. In addition, an overweight to WideOpen West (provider of cable TV, Internet and phone services) proved beneficial as the company integrated its acquisition of Knology in a very successful manner. The largest negative contributor to performance was exposure to cash in the normal course of portfolio management; given that cash essentially earns 0%, any cash holdings were a drag on performance when the market performed as well as it did over the period. Also, an overweight to NII Capital (Latin American wireless company) detracted from results; NII Capital struggled with subscriber losses in a few of the countries in which it does business. An underweight to the non-captive consumer finance sector hindered performance as well.

Value of a $10,000 Investment* October 31, 2003 - October 31, 2013

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/14. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	8.90%	15.49%	9.23%	4/8/98	-
	Including Sales Charge	4.76%	14.60%	8.81%
Class B Shares	Excluding Sales Charge	8.07%	14.51%	8.53%	5/5/98	4/8/98
	Including Sales Charge	3.07%	14.27%	8.53%
Class C Shares	Excluding Sales Charge	8.18%	14.67%	8.43%	3/1/02	4/8/98
	Including Sales Charge	7.18%	14.67%	8.43%
Class P Shares	Excluding Sales Charge	9.16%	15.75%	9.35%	9/27/10	4/8/98

Total Investment Expense as shown in the 3/1/13 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.91%	0.91%
Class B Shares	1.75%	1.75%
Class C Shares	1.65%	1.65%
Class P Shares	0.73%	0.71%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: 3.59% (1-year); 11.16% (5-year); 8.91% (10-year)
Class B Shares: 1.64% (1-year); 10.84% (5-year); 8.62% (10-year)
Class C Shares: 5.87% (1-year); 11.23% (5-year); 8.53% (10-year)
Class P Shares****: 7.82% (1-year); 12.28% (5-year); 9.46% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

High Yield Fund I

Portfolio Managers:

James E. Gibson
William J. Morgan
James P. Shanahan, Jr.
J.P. Morgan Investment Management, Inc.

Ann H. Benjamin
William (Russ) Covode
Thomas P. O’Reilly, CFA
Neuberger Berman Fixed Income LLC

What contributed to or detracted from Fund performance during the fiscal year?

Security selection within the gaming and chemicals industries sector boosted returns as overweight positions in MGM Resorts International and Momentive Performance Materials benefited performance. Security selection within the media non-cable sector also proved beneficial, thanks in part to an overweight position in R.R. Donnelley & Sons Company and a timely exit from Cengage Learning Holdings. Security selection within the utilities sector aided performance as well. An allocation to bank loans detracted from performance; bank loans underperformed traditional high yield corporate debt. An underweight to the robust banking industry sector, especially lack of exposure to Royal Bank of Scotland, was a further drag on performance. Security selection within the communications sector also hindered results, as an overweight to Intelsat Holdings (especially to longer-maturity Intelsat bonds) detracted from results.

Value of a $10,000 Investment* December 29, 2004 - October 31, 2013

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/14. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
				Inception	Extended
1-Year		5-Year	Since Inception		Performance
				Date	Inception Date
Class A Shares Excluding Sales Charge	8.29%	16.56%	8.05%	3/1/13	12/29/04
Including Sales Charge	4.25%	15.67%	7.59%

Total Investment Expense as shown in the 3/1/13 prospectus
Gross Expense Ratio				Net Expense Ratio
Class A Shares		1.22%		1.05%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: 2.33% (1-year); 11.82% (5-year); 7.34% (since inception)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark is calculated from 12/31/04 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Income Fund

Portfolio Managers:

John R. Friedl, CFA
Ryan P. McCann, CFA
Scott J. Peterson, CFA
Gregory, L. Tornga, CFA
Edge Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

Issue selection within corporate bonds was the single largest contributor to performance, led by results in the financial services and health care sectors. An underweight to U.S. Treasuries also contributed positively as Treasuries underperformed the index over the period. In addition, issue selection within the automotive industry was a key contributor, especially Meritor; solid quarterly earnings and a paydown in debt, coupled with an improving heavy truck market, aided the bonds. An underweight position and issue selection in mortgage-backed securities (MBS) hindered performance as MBS was one of the stronger-performing fixed income sectors for the period. Issue selection within the media sector also detracted from performance, especially Time Warner Cable; the company was hurt by a potential leveraged transaction. In addition, an underweight position in U.S. government agencies negatively impacted results as the sector outperformed the index.

Value of a $10,000 Investment* October 31, 2003 - October 31, 2013

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 2.25%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/14. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	0.36%	9.60%	5.66%	12/15/75	-
	Including Sales Charge	-1.90%	9.10%	5.41%
Class B Shares	Excluding Sales Charge	-0.55%	8.67%	5.03%	3/30/94	12/15/75
	Including Sales Charge	-5.39%	8.38%	5.03%
Class C Shares	Excluding Sales Charge	-0.42%	8.79%	4.88%	3/1/02	12/15/75
	Including Sales Charge	-1.39%	8.79%	4.88%
Class P Shares	Excluding Sales Charge	0.56%	9.73%	5.72%	9/27/10	12/15/75

Total Investment Expense as shown in the 3/1/13 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	0.90%	0.90%
Class B Shares	1.82%	1.82%
Class C Shares	1.68%	1.68%
Class P Shares	0.76%	0.70%

Average annual total returns* including sales charge as of 9/30/13: Class A Shares: -2.33% (1-year); 7.75% (5-year); 5.27% (10-year) Class B Shares: -5.88% (1-year); 7.02% (5-year); 4.87% (10-year) Class C Shares: -1.81% (1-year); 7.44% (5-year); 4.72% (10-year) Class P Shares****: 0.12% (1-year); 8.36% (5-year); 5.57% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

Inflation Protection Fund

Portfolio Managers:

Martin Hegarty
Brian Weinstein
BlackRock Financial Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

A major contributor to performance was real curve positioning (underweight to real rates in the 5- and 10-year sectors of the Treasury Inflation-Protected Securities (TIPS) curve vs. an overweight to the long-end). In addition, an underweight allocation to off-the-run securities benefited performance. Legacy non-TIPS holdings (securities that were inherited from the former sub-advisor, namely asset-backed securities and non-agency mortgage-backed securities (MBS)) also contributed positively to performance. Finally, an allocation to Italian inflation-linked bonds and an underweight position in U.K. nominal yields were additive to performance. Overweight allocations to emerging markets and MBS detracted from performance. Security selection within U.S. Treasury securities also detracted. In addition, yield curve positioning (with underperformance driven by underweights at the 2- and 20-year key rate duration points) contributed negatively to results.

Value of a $10,000 Investment* December 29, 2004 - October 31, 2013

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/14. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	Since Inception		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	-6.52%	4.97%	1.38%	6/28/05	12/29/04
	Including Sales Charge	-10.00%	4.17%	0.94%
Class C Shares	Excluding Sales Charge	-7.21%	4.15%	0.60%	1/16/07	12/29/04
	Including Sales Charge	-8.13%	4.15%	0.60%

Total Investment Expense as shown in the 3/1/13 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.94%	0.90%
Class C Shares	1.84%	1.65%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: -9.67% (1-year); 1.67% (5-year); 0.90% (since inception)
Class C Shares: -7.75% (1-year); 1.65% (5-year); 0.56% (since inception)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark is calculated from 12/31/04 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

International Emerging Markets Fund

Portfolio Managers:

Mihail Dobrinov, CFA
Mohammed Zaidi
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

An overweight position in Great Wall Motor (China-based seller of automobiles and automotive parts) was the top positive contributor to relative performance. An overweight position in the industrial sector and stock selection in Indonesia and Mexico aided relative performance as well. The weakest relative performance was centered in South Korea, where an overweight position in Kia Motors Corporation was a top individual detractor. In addition, overweight positions in a handful of securities in China concentrated in the commodities and consumer discretionary sectors cumulatively detracted from performance. Overall, China was the second-largest detractor after South Korea. In addition, underweights to several strong performers in the information technology sector negatively impacted results.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/14. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	3.34%	13.31%	11.52%	6/28/05	12/6/00
	Including Sales Charge	-2.35%	12.04%	10.89%
Class B Shares	Excluding Sales Charge	2.37%	12.16%	10.52%	6/28/05	12/6/00
	Including Sales Charge	-2.63%	11.91%	10.52%
Class C Shares	Excluding Sales Charge	2.32%	12.29%	10.58%	1/16/07	12/6/00
	Including Sales Charge	1.32%	12.29%	10.58%
Class P Shares	Excluding Sales Charge	3.87%	13.69%	11.75%	9/27/10	12/6/00

Total Investment Expense as shown in the 3/1/13 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.84%	1.84%
Class B Shares	3.10%	2.78%
Class C Shares	2.77%	2.77%
Class P Shares	2.11%	1.38%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: -7.04% (1-year); 4.01% (5-year); 11.38% (10-year)
Class B Shares: -7.49% (1-year); 3.77% (5-year); 11.00% (10-year)
Class C Shares: -3.58% (1-year); 4.24% (5-year); 11.07% (10-year)
Class P Shares****: -1.20% (1-year); 5.53% (5-year); 12.23% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

LargeCap Growth Fund

Portfolio Managers:

Thomas J. Bisighini, CFA
Anthony Rizza, CFA
Columbus Circle Investors

What contributed to or detracted from Fund performance during the fiscal year?

Gilead Sciences rose based on several positive clinical trial developments within its hepatitis C franchise, a future growth supplement to its core HIV expertise. Out-of-benchmark holding Valeant Pharmaceuticals performed strongly due to the success of its acquisition program that helped deliver positively surprising results. LinkedIn Corp's strength was based on strong user engagement, increased premium subscriber additions and incremental penetration of corporate clients. Out-of-benchmark holding Capital One declined based on net interest margin pressures from higher uncollectible fees and excessive cash levels; expenses associated with its commercial banking build-out also proved problematic. Facebook was weak based on concerns surrounding its recent ramp-up in investment spending, and whether it could effectively monetize its robust user traffic and shift from a desktop-centric business to one that equally prospers in a mobile environment where Internet usage is inflecting positively. Out-of-benchmark holding Cisco Systems was weak due to telecom carrier and core router spending weakness throughout Asia, plus poor service-provider spending on set-top boxes. The company also made some comments about cautious spending by its customers.

Value of a $10,000 Investment* October 31, 2003 - October 31, 2013

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/14. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	29.76%	13.09%	7.06%	6/28/05	12/6/00
	Including Sales Charge	22.56%	11.83%	6.45%
Class B Shares	Excluding Sales Charge	28.40%	11.97%	6.10%	6/28/05	12/6/00
	Including Sales Charge	23.40%	11.71%	6.10%
Class C Shares	Excluding Sales Charge	28.55%	12.20%	6.16%	1/16/07	12/6/00
	Including Sales Charge	27.55%	12.20%	6.16%
Class P Shares	Excluding Sales Charge	30.26%	13.63%	7.31%	9/27/10	12/6/00

Total Investment Expense as shown in the 3/1/13 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.27%	1.27%
Class B Shares	2.46%	2.25%
Class C Shares	2.09%	2.09%
Class P Shares	2.13%	0.83%

Average annual total returns* including sales charge as of 9/30/13: Class A Shares: 14.50% (1-year); 6.97% (5-year); 6.72% (10-year) Class B Shares: 14.86% (1-year); 6.80% (5-year); 6.35% (10-year) Class C Shares: 19.09% (1-year); 7.32% (5-year); 6.42% (10-year) Class P Shares****: 21.70% (1-year); 8.71% (5-year); 7.57% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index

****	Class P Shares do not have a sales charge.

LargeCap Growth Fund I

Portfolio Managers:

Kenneth M. Stuzin, CFA
Brown Advisory, LLC

Mariateresa Monaco
Principal Management Corporation.

Robert W. Sharps
T. Rowe Price Associates, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

Strong stock selection was led by results in the information technology sector, where the largest individual contributor was a significant underweight to International Business Machines Corporation. Sector positioning relative to the index also contributed to returns, particularly an average 2% overweight to the health care sector, as this sector generated very strong performance. In addition, LargeCap Growth Fund I's higher beta profile (meaning it was positioned to benefit more than the index in upward-trending markets) added value as equity markets were sharply positive. An average 4% overweight to the information technology sector detracted from returns as this was the weakest sector in the index. Negative stock selection within the health care sector also held back performance; the sector's largest individual detractor was an overweight to Intuitive Surgical, Inc. On average, LargeCap Growth Fund I held stocks that exhibited higher price volatility than the stocks in the index, which detracted from relative returns.

Value of a $10,000 Investment* October 31, 2003 - October 31, 2013

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/14. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
				Inception	Extended
1-Year		5-Year	10-Year		Performance
				Date	Inception Date
Class A Shares Excluding Sales Charge	32.33%	19.95%	8.03%	3/1/13	12/6/00
Including Sales Charge	25.10%	18.59%	7.41%

Total Investment Expense as shown in the 3/1/13 prospectus
Gross Expense Ratio				Net Expense Ratio
Class A Shares		1.31%		1.25%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: 15.06% (1-year); 13.18% (5-year); 7.53% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index

****	Class P Shares do not have a sales charge.

LargeCap S&P 500 Index Fund

Portfolio Managers:

Thomas L. Kruchten, CFA
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Performance during the period was in line with the S&P 500 Index. All 10 economic sectors within the index posted positive returns, led by the consumer discretionary and industrial sectors. Top individual contributors included Bank of America Corporation, Gilead Sciences Inc. and Celgene Corp. The telecommunication services and utilities sectors recorded the lowest returns. Apple Inc., Exelon Corporation and Newmont Mining Corporation were among the weakest individual performers for the period.

Value of a $10,000 Investment* October 31, 2003 - October 31, 2013

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 1.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/14. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	26.39%	14.41%	6.72%	6/28/05	12/6/00
	Including Sales Charge	24.52%	14.08%	6.56%
Class C Shares	Excluding Sales Charge	25.48%	13.63%	6.03%	1/16/07	12/6/00
	Including Sales Charge	24.48%	13.63%	6.03%

Total Investment Expense as shown in the 3/1/13 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.65%	0.65%
Class C Shares	1.58%	1.30%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: 16.83% (1-year); 8.95% (5-year); 6.65% (10-year)
Class C Shares: 16.81% (1-year); 8.55% (5-year); 6.13% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

LargeCap Value Fund

Portfolio Managers:

Arild Holm, CFA
Jeffrey A. Schwarte, CPA, CFA
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Stock selections in the energy, consumer staples and materials sectors were the most effective for the period. An underweight to Exxon Mobil benefited results as the firm performed weakly and reduced its share buy-back guidance. An overweight to Marathon Petroleum Corporation contributed positively. The firm outperformed, especially in the first quarter of 2013 when fourth-quarter 2012 results were reported, as Marathon's fourth-quarter 2012 earnings-per-share estimates were 9% higher than estimates (driven by higher refining margins and higher throughput); a $2 billion share buyback also was announced. An overweight position in Best Buy proved beneficial as well. Best Buy reported second-quarter operating earnings-per-share of $0.32 (vs. $0.12 consensus), with the outperformance due to higher sales and better operating margins. Best Buy continued to cut costs on legacy operations that were not driving sales. Stock selection in the information technology sector detracted from performance, largely due to an underweight position in Hewlett-Packard Company as Hewlett-Packard outperformed, helped by strong returns in the first quarter of 2013. In addition, an overweight position in Eli Lilly hindered results. The company announced the top-line results of its phase three trial of Ramucirumab in first-line breast cancer; the drug failed to meet both its primary and secondary endpoints of progression-free survival and overall survival, respectively. An overweight position in CF Industries Holdings Inc. negatively impacted performance as well. Continued pressure from Chinese urea exports and indications of soft demand for fall applications weighed on the stock for most of the period. (The position was exited.)

Value of a $10,000 Investment* October 31, 2003 - October 31, 2013

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/14. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	26.68%	12.89%	6.53%	6/28/05	12/6/00
	Including Sales Charge	19.76%	11.63%	5.93%
Class B Shares	Excluding Sales Charge	25.32%	11.56%	5.52%	6/28/05	12/6/00
	Including Sales Charge	20.32%	11.30%	5.52%
Class C Shares	Excluding Sales Charge	25.52%	12.05%	5.76%	1/16/07	12/6/00
	Including Sales Charge	24.52%	12.05%	5.76%

Total Investment Expense as shown in the 3/1/13 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.00%	1.00%
Class B Shares	2.80%	2.01%
Class C Shares	2.74%	1.71%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: 13.60% (1-year); 6.48% (5-year); 6.00% (10-year)
Class B Shares: 13.98% (1-year); 6.13% (5-year); 5.59% (10-year)
Class C Shares: 18.10% (1-year); 6.91% (5-year); 5.84% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

MidCap Fund

Portfolio Managers:

K. William Nolin, CFA
Tom Rozycki, CFA
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

O'Reilly Automotive contributed positively to performance as same-store sales rebounded. The company continued to be well-positioned as the average age of vehicles on the road increased, the firm's acquisition of CSK continued to be successfully integrated and impressive free cash flow was allocated to repurchase shares. TJX Companies (discount retailer that has operated successfully in a niche, offering premium goods at discounted prices) added value due to benefiting from a difficult retail environment where consumers continued to seek value; the stock was up 48% over the period. Valeant Pharmaceuticals (which has a history of making successful acquisitions and applying a lean cost structure and significant distribution footprint to create value) benefited performance as well. The stock was up strongly for the period as the company made several important acquisitions and continued to grow its existing business. Franco Nevada Corporation (a royalty company that owns royalties on over 175 producing properties) detracted from performance. During the 12-month period, the stock was down 21% due to the 23% decline in the price of gold over the same period. ADT (a leader in providing security and interactive monitoring services for residential and small-business customers, with a 25% share of a fragmented market) was up only 6% in a strong market over concerns that AT&T and Comcast were beginning to pursue the home security market. In addition, Fairfax (owner of insurance and reinsurance underwriters) delivered subpar results; the company didn't benefit during the strong equity market, due to its fully-hedged position and an inflation-indexed investment that did not deliver positive results (also, book value growth was flat over the period).

Value of a $10,000 Investment* October 31, 2003 - October 31, 2013

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/14. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	31.58%	20.50%	11.45%	6/28/05	12/6/00
	Including Sales Charge	24.34%	19.14%	10.82%
Class B Shares	Excluding Sales Charge	30.15%	19.28%	10.77%	6/28/05	12/6/00
	Including Sales Charge	25.15%	19.08%	10.77%
Class C Shares	Excluding Sales Charge	30.63%	19.59%	10.55%	1/16/07	12/6/00
	Including Sales Charge	29.63%	19.59%	10.55%
Class P Shares	Excluding Sales Charge	31.94%	20.71%	11.48%	9/27/10	12/6/00

Total Investment Expense as shown in the 3/1/13 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.08%	1.08%
Class B Shares	2.19%	2.09%
Class C Shares	1.82%	1.82%
Class P Shares	0.79%	0.79%

Average annual total returns* including sales charge as of 9/30/13: Class A Shares: 20.08% (1-year); 13.02% (5-year); 11.06% (10-year) Class B Shares: 20.80% (1-year); 12.91% (5-year); 11.01% (10-year) Class C Shares: 25.22% (1-year); 13.44% (5-year); 10.79% (10-year) Class P Shares****: 27.59% (1-year); 14.51% (5-year); 11.72% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index

****	Class P Shares do not have a sales charge.

Principal Capital Appreciation Fund

Portfolio Managers:

Daniel R. Coleman
Philip M. Foreman, CFA
Edge Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

An underweight to Apple aided performance as the stock lagged over the period. Stock selection within the industrial sector also aided results as Boeing Company rebounded from its recent Dreamliner-related issues. Finally, within the consumer discretionary sector, Starbucks outperformed as the company reported strong year-over-year results. Stock selection within the energy sector hindered performance as Chevron Corporation underperformed due to its struggling refining businesses. Within the financial sector, Alexandria Real Estate underperformed due to an unexpected large secondary offering, debt issuance earlier than previously expected and recent volatility in the 10-year U.S. Treasury. In addition, HCP underperformed within the financial sector as real estate investment trusts lagged due to concerns about higher interest rates.

Value of a $10,000 Investment* October 31, 2003 - October 31, 2013

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/14. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	28.98%	14.86%	8.24%	11/24/86	-
	Including Sales Charge	21.88%	13.57%	7.63%
Class B Shares	Excluding Sales Charge	27.64%	13.72%	7.41%	3/30/94	11/24/86
	Including Sales Charge	22.64%	13.48%	7.41%
Class C Shares	Excluding Sales Charge	27.89%	13.82%	7.27%	3/1/02	11/24/86
	Including Sales Charge	26.89%	13.82%	7.27%
Class P Shares	Excluding Sales Charge	29.27%	15.04%	8.32%	9/27/10	11/24/86

Total Investment Expense as shown in the 3/1/13 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	0.97%	0.97%
Class B Shares	1.98%	1.98%
Class C Shares	1.84%	1.82%
Class P Shares	0.79%	0.68%

Average annual total returns* including sales charge as of 9/30/13: Class A Shares: 14.79% (1-year); 8.06% (5-year); 7.96% (10-year) Class B Shares: 15.24% (1-year); 7.90% (5-year); 7.74% (10-year) Class C Shares: 19.44% (1-year); 8.29% (5-year); 7.61% (10-year) Class P Shares****: 21.76% (1-year); 9.45% (5-year); 8.65% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index

****	Class P Shares do not have a sales charge.

Real Estate Securities Fund

Portfolio Managers:

Anthony Kenkel, CFA
Matt Richmond
Kelly D. Rush, CFA
Principal Real Estate Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

An overweight to First Industrial, which rose strongly over the period, contributed the most to performance. The company continued to see strong leasing activity and improving fundamentals; discounted valuation relative to peers was beginning to close as the company executed on key strategic initiatives. An overweight to Strategic Hotels & Resorts, which also climbed significantly, was another top contributor to results. Investor interest in the firm rose due to its focus on the luxury segment and potential as a takeover candidate after an activist investor publicly asked management to consider a sale. In addition, stock selection within the U.S. office sector proved beneficial, notably an underweight to Digital Realty Trust, which fell due to increased competition for data-center space and investor concerns about management's credibility. An underweight to owners of health care facilities detracted from performance; the health care sector, which is considered more defensive during times of market uncertainty, continued to outperform as investors favored health care for its higher yield and moderate outlook regarding reimbursement risks. Also, an overweight to the malls sector, particularly through large-cap firms Simon Property Group and Taubman Centers, dragged on relative performance; larger-cap stocks lagged their smaller-cap peers as investors favored more risk over the period. An overweight to Boston Properties (office property developer and manager that focuses on top markets on both coasts) detracted as well; investors showed concern regarding the company's exposure to Manhattan (while at the same time secondary markets outperformed).

Value of a $10,000 Investment* October 31, 2003 - October 31, 2013

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/14. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	11.83%	14.49%	10.41%	6/28/05	12/6/00
	Including Sales Charge	5.66%	13.20%	9.79%
Class B Shares	Excluding Sales Charge	10.86%	13.55%	9.60%	6/28/05	12/6/00
	Including Sales Charge	5.86%	13.31%	9.60%
Class C Shares	Excluding Sales Charge	10.91%	13.61%	9.69%	1/16/07	12/6/00
	Including Sales Charge	9.91%	13.61%	9.69%
Class P Shares	Excluding Sales Charge	12.22%	14.71%	10.52%	9/27/10	12/6/00

Total Investment Expense as shown in the 3/1/13 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.36%	1.36%
Class B Shares	2.67%	2.20%
Class C Shares	2.21%	2.20%
Class P Shares	1.03%	1.03%

Average annual total returns* including sales charge as of 9/30/13: Class A Shares: 0.39% (1-year); 5.47% (5-year); 9.54% (10-year) Class B Shares: 0.30% (1-year); 5.49% (5-year); 9.34% (10-year) Class C Shares: 4.35% (1-year); 5.86% (5-year); 9.45% (10-year) Class P Shares****: 6.60% (1-year); 6.87% (5-year); 10.27% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index

****	Class P Shares do not have a sales charge.

Short-Term Income Fund

Portfolio Managers:

John R. Friedl, CFA
Ryan P. McCann, CFA
Scott J. Peterson, CFA
Gregory, L. Tornga, CFA
Edge Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

Issue selection within corporate bonds was the single largest contributor to performance, led by issue selection in the banking, financial institutions and utilities sectors. An out-of-benchmark allocation to asset-backed securities also contributed positively as the Short-Term Income Fund's holdings significantly outperformed the index. In addition, lack of exposure to the foreign government agencies sector (which accounts for approximately 25% of the index) aided performance as this sector underperformed, held back by sovereign risk concerns in Europe. An out-of-benchmark allocation to U.S. government agency bonds hindered performance as the sector underperformed the Barclays U.S. Credit 1-3 Year Index for the period. An underweight to the banking sector also detracted as this sector outperformed the benchmark. Additionally, an out-of-benchmark allocation to agency collateralized mortgage obligations hindered results as the Short-Term Income Fund's holdings underperformed the index.

Value of a $10,000 Investment* October 31, 2003 - October 31, 2013

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 2.25%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	1.19%	4.35%	3.32%	11/1/93	-
	Including Sales Charge	-1.07%	3.87%	3.07%
Class C Shares	Excluding Sales Charge	0.38%	3.50%	2.53%	3/1/02	11/1/93
	Including Sales Charge	-0.62%	3.50%	2.53%
Class P Shares	Excluding Sales Charge	1.41%	4.48%	3.38%	9/27/10	11/1/93

Total Investment Expense as shown in the 3/1/13 prospectus
Gross/Net Expense Ratio
Class A Shares	0.77%
Class C Shares	1.58%
Class P Shares	0.61%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: -1.28% (1-year); 3.45% (5-year); 2.97% (10-year)
Class C Shares: -0.84% (1-year); 3.06% (5-year); 2.43% (10-year)
Class P Shares****: 1.18% (1-year); 4.03% (5-year); 3.28% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund’s performance between 2002 and 2005 benefited from agreements to limit the Fund’s expenses.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

SmallCap Blend Fund

Portfolio Managers:

Phil Nordhus, CFA
Brian W. Pattinson, CFA
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the industrial, materials and consumer discretionary sectors contributed the most to performance. Rite Aid (the nation's third-largest drug store) moved higher following growing evidence that the company's turnaround efforts were gaining traction. Red Robin Gourmet Burgers (operates casual-dining restaurants under the same name) continued to show solid operating results with favorable sales growth, expanding profit margins and accelerating store openings. Conn's (home appliance and furniture retailer operating in Texas, Louisiana and Oklahoma) produced solid operating results with its exposure to economically strong geographic markets and focus on offering credit access to underserved customers. Stock selection within information technology, energy and health care sectors detracted from performance. Shares of ARIAD Pharmaceuticals declined sharply when safety issues concerning its sole marketed drug required the company to discontinue marketing and further development of the drug. Energy XXI (oil exploration and development company operating primarily in the Gulf of Mexico) experienced complications and delays in key exploration projects. Ann (women's apparel retailer operating under the Ann Taylor and LOFT brands) reported that its product assortment at LOFT failed to match up with evolving fashion trends, which would reduce sales and profit margins for at least two quarters.

Value of a $10,000 Investment* October 31, 2003 - October 31, 2013

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/14. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	40.56%	16.03%	8.04%	6/28/05	12/6/00
	Including Sales Charge	32.85%	14.73%	7.43%
Class B Shares	Excluding Sales Charge	39.29%	14.84%	7.10%	6/28/05	12/6/00
	Including Sales Charge	34.29%	14.61%	7.10%
Class C Shares	Excluding Sales Charge	39.51%	15.24%	7.26%	1/16/07	12/6/00
	Including Sales Charge	38.51%	15.24%	7.26%

Total Investment Expense as shown in the 3/1/13 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.46%	1.36%
Class B Shares	2.97%	2.30%
Class C Shares	2.43%	2.09%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: 25.35% (1-year); 8.83% (5-year); 7.81% (10-year)
Class B Shares: 26.37% (1-year); 8.65% (5-year); 7.47% (10-year)
Class C Shares: 30.55% (1-year); 9.30% (5-year); 7.63% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Tax-Exempt Bond Fund

Portfolio Managers:

Douglas J. Gaylor
James Noble
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Bonds with shorter maturities and lower durations outperformed. These were higher-coupon bonds issued during higher-interest-rate environments and with lower price volatility; issues such as these benefited from a steep, positively sloping yield curve that enhanced performance. Also, bonds that were sold before interest rates started to rise in April 2013 added to performance as profits were locked in before the market began to decline. In addition, bonds which were pre-refunded during the period benefited performance due to having been issued during higher-interest-rate cycles, which helped enhance the income distribution. Longer-maturing bonds that were priced at deeper discounts detracted from performance, especially lower-coupon bonds and some lower-rated bonds that lost considerable value in a rising-interest-rate environment. (Exposure to these types of bonds was lowered over the period.) Also, some lower-rated credits which declined in quality during the period performed poorly. Puerto Rico bonds as well as bonds in the tobacco and other cyclical industries declined over the period, hindering performance. (Exposure to these types of credits was reduced during the period.) In addition, inverse floaters held back performance; although they added higher levels of income, their higher price volatility hurt overall performance.

Value of a $10,000 Investment* October 31, 2003 - October 31, 2013

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/14. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	-3.86%	6.85%	3.69%
	Including Sales Charge	-7.51%	6.02%	3.30%
Class B Shares	Excluding Sales Charge	-4.51%	6.03%	3.14%
	Including Sales Charge	-9.13%	5.71%	3.14%
Class C Shares	Excluding Sales Charge	-4.50%	6.04%	2.88%
	Including Sales Charge	-5.43%	6.04%	2.88%

Total Investment Expense as shown in the 3/1/13 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.81%	0.81%
Class B Shares	2.42%	1.63%
Class C Shares	1.78%	1.63%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: -7.87% (1-year); 4.92% (5-year); 3.13% (10-year)
Class B Shares: -9.71% (1-year); 4.59% (5-year); 2.96% (10-year)
Class C Shares: -6.03% (1-year); 4.93% (5-year); 2.71% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Glossary

Barclays Aggregate Bond Index:

A broad-based index intended to represent the U.S. fixed-income market.

Barclays California Municipal Bond Index:

A market capitalization - weighted index of California Investment-grade bonds with maturities of one year or more.

Barclays Credit 1–3 Years Index:

The index is composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

Barclays Investment Grade CMBS Index:

The index measures the performance of investment-grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages.

Barclays Municipal Bond Index:

A total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.

Barclays U.S. Agency Fixed Rate MBS Index:

The index covers the fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mae (FHLMC).

Barclays U.S. Corporate High Yield 2% Issuer Capped Index

An unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated. The index limits the maximum exposure to any one issuer to 2%.

Barclays U.S. Tier I Capital Securities Index:

The index tracks the market for deeply subordinated fixed income Securities that qualify for treatment as regulatory capital by regulators or receive quasi-equity credit from ratings Agencies. The index is comprised of Tier 1 securities from both banks and non-bank entities (insurance companies seeking regulatory capital treatment, corporate seeking equity treatment).

Barclays U.S. Treasury TIPS (Treasury Inflation-Protection Securities) Index: An index of inflation-protected U.S. Treasury securities that will mature in one year or longer.

BofA Merrill Lynch Fixed Rate Preferred Securities Index:

The index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market.

FTSE EPRA/NAREIT Developed Index:

The index is designed to represent general trends in eligible real estate equities worldwide.

Global Diversified Income Custom Index

The index is composed of 35% Barclays U.S. Corporate High Yield 2% Issuer Capped Index, 15% blend of 65% S&P 500 Utilities Index, 25% S&P 500 Telecom Services Index and 10% S&P 500 Energy Index, 12% MSCI All Country World Value Index, 10% blend of 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index and 50% Barclays U.S. Tier I Capital Securities Index, 10% JP Morgan EMBI Global Diversified Index, 10% Barclays Investment Grade CMBS Index, 5% Tortoise Midstream MLP Index, and 3% FTSE EPRA/NAREIT Developed Index.

JP Morgan EMBI Global Diversified Index:

The index is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities.

Morgan Stanley Capital International (MSCI) All Country World Value Index:

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets

Glossary

Morgan Stanley Capital International (MSCI) EAFE NDTR D Index:

A broad-based, capitalization-weighted index of equity markets representing 21 countries in Europe, Australasia, and the Far East.

Morgan Stanley Capital International (MSCI) Emerging Markets NDTR D Index: The index measures the stock returns of companies in 27 developing countries.

Morgan Stanley Capital International (MSCI) U.S. REIT Index:

A total-return index comprised of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance.

Russell 1000® Growth Index:

The index measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index:

The index measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Index:

The index measures the performance of the 1,000 largest stocks in the Russell 3000® Index.

Russell 2000® Index:

The index measures the performance of the 2,000 smallest stocks in the Russell 3000® Index.

Russell 3000® Index:

The index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Midcap® Index:

The index measures the performance of the 800 smallest stocks in the Russell 1000® Index.

S&P 500 Energy Index:

The index comprises those companies included in the S&P 500 that are classified as members of the energy sector.

S&P 500 Index:

A broad-based index intended to represent the U.S. equity market.

S&P 500 Telecom Index:

The index comprises those companies included in the S&P 500 that are classified as members of the telecommunication services sector.

S&P 500 Utilities Index:

The index comprises those companies included in the S&P 500 that are classified as members of the utilities sector.

Tortoise Midstream MLP Index

A float-adjusted, capitalization weighted index of energy master limited partnerships comprised of the following sub sectors: Crude Oil Pipelines, Gathering & Processing, Natural Gas Pipelines, and Refined Products Pipelines.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	Bond & Mortgage		California		Diversified
Amounts in thousands, except per share amounts	Securities Fund		Municipal Fund		International Fund
Investment in securities--at cost	$2,580,050		$177,165		$3,997,691
Foreign currency--at cost	$591		$–		$1,647
Assets
Investment in securities--at value	$2,592,688		$180,023		$4,896,439
Foreign currency--at value	597		–		1,645
Cash	5,255		2,179		–
Receivables:
Dividends and interest	15,400		2,381		14,267
Expense reimbursement from Manager	32		5		8
Expense reimbursement from Distributor	29		–		34
Foreign currency contracts	6		–		–
Fund shares sold	5,295		1,501		1,657
Investment securities sold	49,256		43		25,466
Swap premiums paid	745		–		–
Unrealized gain on OTC swap agreements	1,196		–		–
Other assets	8		–		5
Total Assets	2,670,507		186,132		4,939,521
Liabilities
Accrued management and investment advisory fees	1,022		66		3,420
Accrued administrative service fees	7		–		9
Accrued distribution fees	112		43		168
Accrued service fees	27		–		44
Accrued transfer agent fees	209		25		417
Accrued directors' expenses	1		–		2
Accrued other expenses	66		16		357
Cash overdraft	–		–		462
Payables:
Deferred foreign tax	–		–		405
Dividends payable	4,909		685		–
Foreign currency contracts	77		–		–
Fund shares redeemed	1,692		1,001		9,671
Interest expense and fees payable	–		16		–
Investment securities purchased	318,570		–		19,769
Unrealized loss on OTC swap agreements	407		–		–
Variation margin on financial derivative instruments	21		–		–
Floating rate notes issued	–		11,576		–
Total Liabilities	327,120		13,428		34,724
Net Assets Applicable to Outstanding Shares	$2,343,387		$172,704		$4,904,797
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,480,875		$212,281		$4,613,020
Accumulated undistributed (overdistributed) net investment income (loss)	5,447		407		61,573
Accumulated undistributed (overdistributed) net realized gain (loss)	(154,289)		(42,842)		(668,254)
Net unrealized appreciation (depreciation) of investments	11,417		2,858		898,343
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(63)		–		115
Total Net Assets	$2,343,387		$172,704		$4,904,797
Capital Stock (par value: $.01 a share):
Shares authorized	1,060,000		400,000		1,525,000
Net Asset Value Per Share:
Class A: Net Assets	$106,666		$163,521		$263,419
Shares Issued and Outstanding	9,878		16,765		22,338
Net Asset Value per share	$10.80		$9.75		$11.79
Maximum Offering Price	$11.22		$10.13		$12.48
Class B: Net Assets	$1,624		$882		$5,176
Shares Issued and Outstanding	150		90		439
Net Asset Value per share	$10.83	(a)	$9.75	(a)	$11.78	(a)
Class C: Net Assets	$6,967		$8,301		$12,440
Shares Issued and Outstanding	645		850		1,057
Net Asset Value per share	$10.80	(a)	$9.77	(a)	$11.77	(a)
Class J: Net Assets	$173,945		N/A		$204,288
Shares Issued and Outstanding	16,012				17,505
Net Asset Value per share	$10.86	(a)			$11.67	(a)
Class P: Net Assets	N/A		N/A		$1,656
Shares Issued and Outstanding					141
Net Asset Value per share					$11.74
Institutional: Net Assets	$1,925,899		N/A		$4,208,838
Shares Issued and Outstanding	178,437				357,502
Net Asset Value per share	$10.79				$11.77
R-1: Net Assets	$5,969		N/A		$7,021
Shares Issued and Outstanding	553				600
Net Asset Value per share	$10.79				$11.70
R-2: Net Assets	$14,978		N/A		$12,328
Shares Issued and Outstanding	1,400				1,056
Net Asset Value per share	$10.70				$11.67
R-3: Net Assets	$32,743		N/A		$56,229
Shares Issued and Outstanding	3,050				4,796
Net Asset Value per share	$10.74				$11.72
R-4: Net Assets	$30,315		N/A		$51,609
Shares Issued and Outstanding	2,775				4,337
Net Asset Value per share	$10.92				$11.90
R-5: Net Assets	$44,281		N/A		$81,793
Shares Issued and Outstanding	4,121				6,884
Net Asset Value per share	$10.75				$11.88

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	Equity		Global Diversified	Global Real Estate
Amounts in thousands, except per share amounts	Income Fund		Income Fund	Securities Fund
Investment in securities--at cost	$3,766,733		$7,691,356	$1,434,792
Foreign currency--at cost	$–		$188	$–
Assets
Investment in securities--at value	$5,300,653		$8,004,097	$1,599,742
Foreign currency--at value	–		188	–
Cash	10		154,328	16,690
Deposits with counterparty	–		112	–
Receivables:
Dividends and interest	6,614		86,054	2,181
Expense reimbursement from Manager	–		–	10
Foreign currency contracts	–		361	–
Fund shares sold	2,378		45,674	4,328
Investment securities sold	9,809		85,969	3,712
Other assets	1		–	–
Total Assets	5,319,465		8,376,783	1,626,663
Liabilities
Accrued management and investment advisory fees	2,253		4,971	1,189
Accrued administrative service fees	9		–	–
Accrued distribution fees	391		2,553	33
Accrued service fees	58		–	–
Accrued transfer agent fees	490		1,435	61
Accrued directors' expenses	4		9	–
Accrued other expenses	107		653	82
Payables:
Dividends payable	–		23,415	–
Foreign currency contracts	–		899	–
Fund shares redeemed	29,570		22,645	2,601
Investment securities purchased	5,999		104,276	6,398
Options and swaptions contracts written (premiums received $0, $19,446 and $0)	–		23,297	–
Total Liabilities	38,881		184,153	10,364
Net Assets Applicable to Outstanding Shares	$5,280,584		$8,192,630	$1,616,299
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$4,246,381		$7,845,353	$1,419,185
Accumulated undistributed (overdistributed) net investment income (loss)	26,571		53,706	(15,392)
Accumulated undistributed (overdistributed) net realized gain (loss)	(526,289)		(14,810)	47,555
Net unrealized appreciation (depreciation) of investments	1,533,920		308,890	164,950
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	1		(509)	1
Total Net Assets	$5,280,584		$8,192,630	$1,616,299
Capital Stock (par value: $.01 a share):
Shares authorized	1,700,000		1,850,000	700,000
Net Asset Value Per Share:
Class A: Net Assets	$916,224		$2,658,057	$70,426
Shares Issued and Outstanding	39,589		186,746	8,482
Net Asset Value per share	$23.14		$14.23	$8.30
Maximum Offering Price	$24.49		$14.78	$8.78
Class B: Net Assets	$52,110		N/A	N/A
Shares Issued and Outstanding	2,270
Net Asset Value per share	$22.96	(a)
Class C: Net Assets	$160,568		$2,372,549	$24,808
Shares Issued and Outstanding	7,089		167,473	3,057
Net Asset Value per share	$22.65	(a)	$14.17 (a)	$8.12	(a)
Class P: Net Assets	$82,839		$2,285,742	$51,000
Shares Issued and Outstanding	3,578		161,270	5,806
Net Asset Value per share	$23.15		$14.17	$8.78
Institutional: Net Assets	$3,791,024		$876,282	$1,470,065
Shares Issued and Outstanding	163,616		61,774	167,210
Net Asset Value per share	$23.17		$14.19	$8.79
R-1: Net Assets	$3,661		N/A	N/A
Shares Issued and Outstanding	159
Net Asset Value per share	$23.06
R-2: Net Assets	$8,608		N/A	N/A
Shares Issued and Outstanding	372
Net Asset Value per share	$23.13
R-3: Net Assets	$72,261		N/A	N/A
Shares Issued and Outstanding	3,132
Net Asset Value per share	$23.07
R-4: Net Assets	$50,967		N/A	N/A
Shares Issued and Outstanding	2,204
Net Asset Value per share	$23.12
R-5: Net Assets	$142,322		N/A	N/A
Shares Issued and Outstanding	6,148
Net Asset Value per share	$23.15

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	Government &
	High Quality
Amounts in thousands, except per share amounts	Bond Fund		High Yield Fund		High Yield Fund I
Investment in securities--at cost	$1,779,531		$4,049,493		$1,488,949
Foreign currency--at cost	$–		$3,820		$–
Assets
Investment in securities--at value	$1,782,202		$4,132,582		$1,529,455
Foreign currency--at value	–		4,230		–
Cash	41		7,864		2,936
Receivables:
Dividends and interest	7,332		68,992		24,010
Expense reimbursement from Manager	13		–		–
Expense reimbursement from Distributor	58		–		–
Foreign currency contracts	–		–		2
Fund shares sold	7,275		38,037		7,370
Investment securities sold	14,604		18,993		12,450
Unrealized gain on unfunded loan commitments	–		–		5
Other assets	19		–		–
Total Assets	1,811,544		4,270,698		1,576,228
Liabilities
Accrued management and investment advisory fees	758		1,747		791
Accrued administrative service fees	3		–		–
Accrued distribution fees	223		908		3
Accrued service fees	12		–		–
Accrued transfer agent fees	295		1,615		11
Accrued directors' expenses	1		1		1
Accrued other expenses	64		147		61
Payables:
Borrowing	–		4,300		2,000
Dividends payable	4,185		18,631		6,977
Fund shares redeemed	3,311		10,249		2,870
Investment securities purchased	16,412		109,470		35,308
Total Liabilities	25,264		147,068		48,022
Net Assets Applicable to Outstanding Shares	$1,786,280		$4,123,630		$1,528,206
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,853,062		$3,961,504		$1,460,637
Accumulated undistributed (overdistributed) net investment income (loss)	(2,287)		(3,687)		151
Accumulated undistributed (overdistributed) net realized gain (loss)	(67,166)		82,252		26,910
Net unrealized appreciation (depreciation) of investments	2,671		83,089		40,506
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		472		2
Total Net Assets	$1,786,280		$4,123,630		$1,528,206
Capital Stock (par value: $.01 a share):
Shares authorized	1,175,000		1,600,000		400,000
Net Asset Value Per Share:
Class A: Net Assets	$387,828		$1,964,696		$33,001
Shares Issued and Outstanding	35,320		247,417		3,068
Net Asset Value per share	$10.98		$7.94		$10.76
Maximum Offering Price	$11.23		$8.25		$11.18
Class B: Net Assets	$5,825		$33,021		N/A
Shares Issued and Outstanding	531		4,135
Net Asset Value per share	$10.97	(a)	$7.99	(a)
Class C: Net Assets	$82,486		$552,250		N/A
Shares Issued and Outstanding	7,520		68,968
Net Asset Value per share	$10.97	(a)	$8.01	(a)
Class J: Net Assets	$144,809		N/A		N/A
Shares Issued and Outstanding	13,172
Net Asset Value per share	$10.99	(a)
Class P: Net Assets	$10,855		$653,980		N/A
Shares Issued and Outstanding	987		82,314
Net Asset Value per share	$11.00		$7.94
Institutional: Net Assets	$1,098,217		$919,683		$1,495,205
Shares Issued and Outstanding	99,985		116,413		139,020
Net Asset Value per share	$10.98		$7.90		$10.76
R-1: Net Assets	$3,151		N/A		N/A
Shares Issued and Outstanding	287
Net Asset Value per share	$10.99
R-2: Net Assets	$5,207		N/A		N/A
Shares Issued and Outstanding	474
Net Asset Value per share	$10.99
R-3: Net Assets	$17,952		N/A		N/A
Shares Issued and Outstanding	1,634
Net Asset Value per share	$10.99
R-4: Net Assets	$10,708		N/A		N/A
Shares Issued and Outstanding	974
Net Asset Value per share	$10.99
R-5: Net Assets	$19,242		N/A		N/A
Shares Issued and Outstanding	1,750
Net Asset Value per share	$11.00

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

					International
			Inflation		Emerging
Amounts in thousands, except per share amounts	Income Fund		Protection Fund		Markets Fund
Investment in securities--at cost	$2,329,374		$821,830		$1,734,354
Foreign currency--at cost	$–		$–		$1,431
Assets
Investment in securities--at value	$2,419,494		$801,366		$1,886,512
Foreign currency--at value	–		–		1,431
Cash	384		24,715		–
Deposits with counterparty	–		875		–
Receivables:
Dividends and interest	24,824		1,868		1,695
Expense reimbursement from Manager	3		11		4
Expense reimbursement from Distributor	15		2		25
Foreign currency contracts	–		402		–
Fund shares sold	11,027		221		305
Investment securities sold	–		–		4,238
Variation margin on financial derivative instruments	–		164		–
Other assets	–		13		–
Total Assets	2,455,747		829,637		1,894,210
Liabilities
Accrued management and investment advisory fees	1,009		273		1,863
Accrued administrative service fees	3		1		4
Accrued distribution fees	175		14		99
Accrued service fees	12		3		18
Accrued transfer agent fees	220		36		273
Accrued directors' expenses	2		–		–
Accrued other expenses	60		21		270
Cash overdraft	–		–		647
Payables:
Dividends payable	8,080		–		–
Fund shares redeemed	1,545		1,737		3,071
Investment securities purchased	–		8,415		558
Options and swaptions contracts written (premiums received $0, $212 and $0)	–		108		–
Unrealized loss on OTC swap agreements	–		223		–
Variation margin on financial derivative instruments	–		108		–
Total Liabilities	11,106		10,939		6,803
Net Assets Applicable to Outstanding Shares	$2,444,641		$818,698		$1,887,407
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,409,490		$834,902		$1,824,352
Accumulated undistributed (overdistributed) net investment income (loss)	(8,775)		(404)		13,001
Accumulated undistributed (overdistributed) net realized gain (loss)	(46,194)		4,857		(102,028)
Net unrealized appreciation (depreciation) of investments	90,120		(21,050)		152,158
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		393		(76)
Total Net Assets	$2,444,641		$818,698		$1,887,407
Capital Stock (par value: $.01 a share):
Shares authorized	1,100,000		900,000		900,000
Net Asset Value Per Share:
Class A: Net Assets	$293,396		$18,098		$100,585
Shares Issued and Outstanding	30,407		2,082		4,005
Net Asset Value per share	$9.65		$8.69		$25.11
Maximum Offering Price	$9.87		$9.03		$26.57
Class B: Net Assets	$9,376		N/A		$4,561
Shares Issued and Outstanding	968				192
Net Asset Value per share	$9.69	(a)			$23.77	(a)
Class C: Net Assets	$73,328		$5,259		$10,913
Shares Issued and Outstanding	7,560		619		450
Net Asset Value per share	$9.70	(a)	$8.50	(a)	$24.24	(a)
Class J: Net Assets	$88,170		$9,894		$146,376
Shares Issued and Outstanding	9,119		1,157		6,036
Net Asset Value per share	$9.67	(a)	$8.55	(a)	$24.25	(a)
Class P: Net Assets	$12,960		N/A		$2,508
Shares Issued and Outstanding	1,340				100
Net Asset Value per share	$9.67				$24.97
Institutional: Net Assets	$1,907,327		$773,261		$1,537,280
Shares Issued and Outstanding	197,178		89,001		61,469
Net Asset Value per share	$9.67		$8.69		$25.01
R-1: Net Assets	$5,593		$910		$4,467
Shares Issued and Outstanding	578		108		180
Net Asset Value per share	$9.68		$8.46		$24.79
R-2: Net Assets	$1,208		$752		$6,610
Shares Issued and Outstanding	125		89		268
Net Asset Value per share	$9.68		$8.49		$24.63
R-3: Net Assets	$21,640		$6,353		$19,344
Shares Issued and Outstanding	2,234		744		782
Net Asset Value per share	$9.69		$8.54		$24.74
R-4: Net Assets	$15,785		$1,655		$20,951
Shares Issued and Outstanding	1,630		193		840
Net Asset Value per share	$9.68		$8.58		$24.93
R-5: Net Assets	$15,858		$2,516		$33,812
Shares Issued and Outstanding	1,640		292		1,352
Net Asset Value per share	$9.67		$8.62		$25.02

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	LargeCap		LargeCap		LargeCap S&P 500
Amounts in thousands, except per share amounts	Growth Fund		Growth Fund I		Index Fund
Investment in securities--at cost	$2,293,252		$4,956,634		$2,504,265
Assets
Investment in securities--at value	$3,052,299		$6,844,729		$3,711,811
Cash	21		40		10
Deposits with counterparty	–		9,004		–
Receivables:
Dividends and interest	775		2,569		3,648
Expense reimbursement from Manager	2		86		5
Expense reimbursement from Distributor	9		16		72
Fund shares sold	1,693		1,858		1,133
Investment securities sold	57,918		15,482		–
Other assets	12		1		3
Total Assets	3,112,729		6,873,785		3,716,682
Liabilities
Accrued management and investment advisory fees	1,597		3,441		461
Accrued administrative service fees	5		18		32
Accrued distribution fees	123		82		280
Accrued service fees	27		108		170
Accrued transfer agent fees	523		294		337
Accrued directors' expenses	–		5		2
Accrued other expenses	81		69		102
Payables:
Fund shares redeemed	6,586		2,997		3,313
Investment securities purchased	27,786		5,071		124
Variation margin on financial derivative instruments	–		953		644
Total Liabilities	36,728		13,038		5,465
Net Assets Applicable to Outstanding Shares	$3,076,001		$6,860,747		$3,711,217
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,989,939		$4,572,997		$2,660,193
Accumulated undistributed (overdistributed) net investment income (loss)	5,873		5,940		44,444
Accumulated undistributed (overdistributed) net realized gain (loss)	321,142		387,072		(204,292)
Net unrealized appreciation (depreciation) of investments	759,047		1,894,738		1,210,872
Total Net Assets	$3,076,001		$6,860,747		$3,711,217
Capital Stock (par value: $.01 a share):
Shares authorized	1,335,000		945,000		950,000
Net Asset Value Per Share:
Class A: Net Assets	$351,128		$1,727		$210,726
Shares Issued and Outstanding	31,221		136		16,908
Net Asset Value per share	$11.25		$12.70		$12.46
Maximum Offering Price	$11.90		$13.44		$12.65
Class B: Net Assets	$6,935		N/A		N/A
Shares Issued and Outstanding	667
Net Asset Value per share	$10.40	(a)
Class C: Net Assets	$14,370		N/A		$17,352
Shares Issued and Outstanding	1,347				1,412
Net Asset Value per share	$10.67	(a)			$12.29	(a)
Class J: Net Assets	$56,800		$95,021		$435,774
Shares Issued and Outstanding	5,276		8,373		35,286
Net Asset Value per share	$10.77	(a)	$11.35	(a)	$12.35	(a)
Class P: Net Assets	$10,754		N/A		N/A
Shares Issued and Outstanding	934
Net Asset Value per share	$11.51
Institutional: Net Assets	$2,513,518		$6,240,772		$2,231,434
Shares Issued and Outstanding	217,330		489,225		178,945
Net Asset Value per share	$11.57		$12.76		$12.47
R-1: Net Assets	$6,534		$8,519		$18,762
Shares Issued and Outstanding	595		717		1,514
Net Asset Value per share	$10.98		$11.87		$12.39
R-2: Net Assets	$7,383		$16,060		$43,560
Shares Issued and Outstanding	666		1,380		3,493
Net Asset Value per share	$11.09		$11.64		$12.47
R-3: Net Assets	$22,527		$152,377		$219,693
Shares Issued and Outstanding	1,906		12,514		17,640
Net Asset Value per share	$11.82		$12.18		$12.45
R-4: Net Assets	$18,484		$95,501		$179,047
Shares Issued and Outstanding	1,574		7,806		14,320
Net Asset Value per share	$11.74		$12.23		$12.50
R-5: Net Assets	$67,568		$250,770		$354,869
Shares Issued and Outstanding	5,813		20,084		28,164
Net Asset Value per share	$11.62		$12.49		$12.60

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	LargeCap				Money
Amounts in thousands, except per share amounts	Value Fund		MidCap Fund(a)		Market Fund
Investment in securities--at cost	$2,911,329		$5,470,256		$1,149,898
Foreign currency--at cost	$–		$75		$–
Assets
Investment in securities--at value	$3,298,228		$7,310,406		$1,149,898
Foreign currency--at value	–		75		–
Cash	10		592		10
Receivables:
Dividends and interest	3,312		3,460		55
Expense reimbursement from Manager	8		4		403
Expense reimbursement from Distributor	11		48		21
Fund shares sold	310		24,225		1,552
Investment securities sold	25,608		3,180		–
Other assets	28		6		26
Total Assets	3,327,515		7,341,996		1,151,965
Liabilities
Accrued management and investment advisory fees	1,126		3,579		386
Accrued administrative service fees	1		26		–
Accrued distribution fees	78		887		85
Accrued service fees	4		120		–
Accrued transfer agent fees	224		846		388
Accrued directors' expenses	–		5		–
Accrued other expenses	145		435		75
Payables:
Fund shares redeemed	2,011		8,341		2,748
Investment securities purchased	24,200		16,584		11,700
Variation margin on financial derivative instruments	279		–		–
Total Liabilities	28,068		30,823		15,382
Net Assets Applicable to Outstanding Shares	$3,299,447		$7,311,173		$1,136,583
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,599,374		$5,322,435		$1,178,044
Accumulated undistributed (overdistributed) net investment income (loss)	31,324		(6,500)		(2)
Accumulated undistributed (overdistributed) net realized gain (loss)	280,414		155,087		(41,459)
Net unrealized appreciation (depreciation) of investments	388,335		1,840,150		–
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		1		–
Total Net Assets	$3,299,447		$7,311,173		$1,136,583
Capital Stock (par value: $.01 a share):
Shares authorized	900,000		1,675,000		8,400,000
Net Asset Value Per Share:
Class A: Net Assets	$202,301		$1,990,943		$472,504
Shares Issued and Outstanding	14,897		100,220		472,504
Net Asset Value per share	$13.58		$19.87		$1.00
Maximum Offering Price	$14.37		$21.03		$1.00
Class B: Net Assets	$1,917		$15,976		$6,386
Shares Issued and Outstanding	142		836		6,386
Net Asset Value per share	$13.50	(b)	$19.11	(b)	$1.00	(b)
Class C: Net Assets	$7,115		$346,941		$21,232
Shares Issued and Outstanding	533		18,359		21,232
Net Asset Value per share	$13.35	(b)	$18.90	(b)	$1.00	(b)
Class J: Net Assets	$68,659		$287,254		$278,536
Shares Issued and Outstanding	5,128		14,955		278,536
Net Asset Value per share	$13.39	(b)	$19.21	(b)	$1.00	(b)
Class P: Net Assets	N/A		$1,264,841		N/A
Shares Issued and Outstanding			62,924
Net Asset Value per share			$20.10
Institutional: Net Assets	$2,998,720		$2,828,522		$357,925
Shares Issued and Outstanding	220,814		140,351		357,926
Net Asset Value per share	$13.58		$20.15		$1.00
R-1: Net Assets	$1,517		$20,791		N/A
Shares Issued and Outstanding	113		1,089
Net Asset Value per share	$13.47		$19.09
R-2: Net Assets	$3,487		$40,741		N/A
Shares Issued and Outstanding	258		2,119
Net Asset Value per share	$13.52		$19.23
R-3: Net Assets	$3,725		$155,477		N/A
Shares Issued and Outstanding	276		7,916
Net Asset Value per share	$13.50		$19.64
R-4: Net Assets	$2,721		$163,047		N/A
Shares Issued and Outstanding	202		8,103
Net Asset Value per share	$13.47		$20.12
R-5: Net Assets	$9,285		$196,640		N/A
Shares Issued and Outstanding	684		9,843
Net Asset Value per share	$13.57		$19.98

(a)	Effective March 1, 2013, MidCap Blend Fund changed its name to MidCap Fund.
(b)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	Principal Capital		Real Estate		Short-Term
Amounts in thousands, except per share amounts	Appreciation Fund		Securities Fund		Income Fund
Investment in securities--at cost	$1,294,785		$1,060,211		$1,756,510
Assets
Investment in securities--at value	$2,249,793		$1,401,395		$1,779,822
Cash	10		10		11
Receivables:
Dividends and interest	1,901		822		12,581
Expense reimbursement from Distributor	–		25		21
Fund shares sold	314		2,301		4,231
Investment securities sold	3,046		3,612		2
Other assets	5		–		–
Total Assets	2,255,069		1,408,165		1,796,668
Liabilities
Accrued management and investment advisory fees	859		983		643
Accrued administrative service fees	3		9		1
Accrued distribution fees	215		136		188
Accrued service fees	14		48		6
Accrued transfer agent fees	468		321		282
Accrued directors' expenses	–		2		–
Accrued other expenses	86		26		90
Payables:
Dividends payable	–		–		1,946
Fund shares redeemed	1,418		2,549		3,824
Investment securities purchased	2,578		4,783		7,566
Total Liabilities	5,641		8,857		14,546
Net Assets Applicable to Outstanding Shares	$2,249,428		$1,399,308		$1,782,122
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,266,057		$885,539		$1,782,387
Accumulated undistributed (overdistributed) net investment income (loss)	17,823		10,964		2,859
Accumulated undistributed (overdistributed) net realized gain (loss)	10,540		161,621		(26,436)
Net unrealized appreciation (depreciation) of investments	955,008		341,184		23,312
Total Net Assets	$2,249,428		$1,399,308		$1,782,122
Capital Stock (par value: $.01 a share):
Shares authorized	1,000,000		950,000		820,000
Net Asset Value Per Share:
Class A: Net Assets	$734,098		$158,650		$336,352
Shares Issued and Outstanding	13,971		7,336		27,414
Net Asset Value per share	$52.54		$21.63		$12.27
Maximum Offering Price	$55.60		$22.89		$12.55
Class B: Net Assets	$31,805		$3,959		N/A
Shares Issued and Outstanding	722		185
Net Asset Value per share	$44.05	(a)	$21.40	(a)
Class C: Net Assets	$35,400		$28,091		$105,547
Shares Issued and Outstanding	804		1,314		8,597
Net Asset Value per share	$44.06	(a)	$21.38	(a)	$12.28	(a)
Class J: Net Assets	N/A		$143,710		$124,761
Shares Issued and Outstanding			6,786		10,173
Net Asset Value per share			$21.18	(a)	$12.26	(a)
Class P: Net Assets	$21,302		$34,291		$57,343
Shares Issued and Outstanding	401		1,586		4,674
Net Asset Value per share	$53.15		$21.62		$12.27
Institutional: Net Assets	$1,357,704		$807,558		$1,134,768
Shares Issued and Outstanding	25,468		37,322		92,534
Net Asset Value per share	$53.31		$21.64		$12.26
R-1: Net Assets	$1,424		$6,737		$1,851
Shares Issued and Outstanding	27		314		151
Net Asset Value per share	$52.40		$21.43		$12.26
R-2: Net Assets	$2,228		$14,360		$1,640
Shares Issued and Outstanding	42		688		134
Net Asset Value per share	$52.56		$20.88		$12.26
R-3: Net Assets	$19,700		$47,905		$10,748
Shares Issued and Outstanding	375		2,255		876
Net Asset Value per share	$52.58		$21.25		$12.27
R-4: Net Assets	$16,588		$48,216		$4,377
Shares Issued and Outstanding	314		2,287		357
Net Asset Value per share	$52.91		$21.08		$12.27
R-5: Net Assets	$29,179		$105,831		$4,735
Shares Issued and Outstanding	550		5,013		386
Net Asset Value per share	$53.06		$21.11		$12.27

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	SmallCap		Tax-Exempt
Amounts in thousands, except per share amounts	Blend Fund		Bond Fund
Investment in securities--at cost	$374,253		$213,486
Assets
Investment in securities--at value	$492,366		$220,468
Cash	97		1,003
Deposits with counterparty	374		–
Receivables:
Dividends and interest	123		3,589
Expense reimbursement from Manager	6		11
Expense reimbursement from Distributor	34		–
Fund shares sold	274		749
Investment securities sold	686		421
Other assets	1		9
Total Assets	493,961		226,250
Liabilities
Accrued management and investment advisory fees	307		82
Accrued administrative service fees	2		–
Accrued distribution fees	130		52
Accrued service fees	6		–
Accrued transfer agent fees	266		40
Accrued other expenses	60		14
Payables:
Dividends payable	–		763
Fund shares redeemed	382		425
Interest expense and fees payable	–		99
Investment securities purchased	5,639		–
Variation margin on financial derivative instruments	75		–
Floating rate notes issued	–		8,780
Total Liabilities	6,867		10,255
Net Assets Applicable to Outstanding Shares	$487,094		$215,995
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$351,063		$228,496
Accumulated undistributed (overdistributed) net investment income (loss)	98		609
Accumulated undistributed (overdistributed) net realized gain (loss)	17,457		(20,092)
Net unrealized appreciation (depreciation) of investments	118,476		6,982
Total Net Assets	$487,094		$215,995
Capital Stock (par value: $.01 a share):
Shares authorized	625,000		400,000
Net Asset Value Per Share:
Class A: Net Assets	$178,336		$206,449
Shares Issued and Outstanding	8,255		29,495
Net Asset Value per share	$21.60		$7.00
Maximum Offering Price	$22.86		$7.27
Class B: Net Assets	$3,541		$1,001
Shares Issued and Outstanding	178		143
Net Asset Value per share	$19.95	(a)	$7.00	(a)
Class C: Net Assets	$12,344		$8,545
Shares Issued and Outstanding	597		1,218
Net Asset Value per share	$20.65	(a)	$7.02	(a)
Class J: Net Assets	$200,359		N/A
Shares Issued and Outstanding	9,597
Net Asset Value per share	$20.88	(a)
Institutional: Net Assets	$65,062		N/A
Shares Issued and Outstanding	2,891
Net Asset Value per share	$22.51
R-1: Net Assets	$2,401		N/A
Shares Issued and Outstanding	114
Net Asset Value per share	$21.12
R-2: Net Assets	$3,018		N/A
Shares Issued and Outstanding	142
Net Asset Value per share	$21.22
R-3: Net Assets	$6,143		N/A
Shares Issued and Outstanding	284
Net Asset Value per share	$21.65
R-4: Net Assets	$4,200		N/A
Shares Issued and Outstanding	189
Net Asset Value per share	$22.14
R-5: Net Assets	$11,690		N/A
Shares Issued and Outstanding	521
Net Asset Value per share	$22.42

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

	Bond & Mortgage	California	Diversified
Amounts in thousands	Securities Fund	Municipal Fund	International Fund
Net Investment Income (Loss)
Income:
Dividends	$215	$ –	$130,623
Withholding tax	–	–	(13,927)
Interest	72,533	10,824	57
Total Income	72,748	10,824	116,753
Expenses:
Management and investment advisory fees	12,099	963	35,602
Distribution fees - Class A	296	506	617
Distribution fees - Class B	26	13	60
Distribution fees - Class C	83	103	108
Distribution fees - Class J	846	N/A	864
Distribution fees - R-1	29	N/A	27
Distribution fees - R-2	51	N/A	38
Distribution fees - R-3	88	N/A	141
Distribution fees - R-4	35	N/A	48
Administrative service fees - R-1	24	N/A	22
Administrative service fees - R-2	34	N/A	25
Administrative service fees - R-3	25	N/A	39
Administrative service fees - R-4	10	N/A	14
Administrative service fees - R-5	5	N/A	8
Registration fees - Class A	16	23	15
Registration fees - Class B	16	22	15
Registration fees - Class C	18	23	19
Registration fees - Class J	22	N/A	18
Registration fees - Class P	N/A	N/A	15
Registration fees - Institutional	62	N/A	272
Service fees - R-1	21	N/A	19
Service fees - R-2	42	N/A	31
Service fees - R-3	88	N/A	141
Service fees - R-4	87	N/A	119
Service fees - R-5	131	N/A	197
Shareholder reports - Class A	37	8	85
Shareholder reports - Class B	2	–	5
Shareholder reports - Class C	2	1	4
Shareholder reports - Class J	56	N/A	58
Shareholder reports - Institutional	1	N/A	10
Transfer agent fees - Class A	243	84	606
Transfer agent fees - Class B	19	7	46
Transfer agent fees - Class C	21	11	31
Transfer agent fees - Class J	235	N/A	286
Transfer agent fees - Class P	N/A	N/A	3
Transfer agent fees - Institutional	2	N/A	102
Custodian fees	24	2	669
Directors' expenses	40	6	71
Interest expense and fees	–	79	–
Professional fees	24	24	48
Other expenses	21	3	37
Total Gross Expenses	14,881	1,878	40,535
Less: Reimbursement from Manager - Class A	96	–	–
Less: Reimbursement from Manager - Class B	34	25	29
Less: Reimbursement from Manager - Class C	23	–	30
Less: Reimbursement from Manager - Class P	N/A	N/A	16
Less: Reimbursement from Manager - Institutional	65	N/A	–
Less: Reimbursement from Distributor - Class J	376	N/A	384
Total Net Expenses	14,287	1,853	40,076
Net Investment Income (Loss)	58,461	8,971	76,677

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, and Swap agreements
Net realized gain (loss) from:
Investment transactions	12,647	16	162,553
Foreign currency transactions	236	–	(3,070)
Futures contracts	133	–	–
Swap agreements	(5,917)	–	–
Change in unrealized appreciation/depreciation of:
Investments (net of deferred foreign tax payable of $0, $0 and $405, respectively) .	(73,520)	(15,089)	582,442
Futures contracts	(207)	–	–
Swap agreements	1,041	–	–
Translation of assets and liabilities in foreign currencies	(87)	–	293
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, and Swap agreements	(65,674)	(15,073)	742,218
Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,213)	$(6,102)	$818,895

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

		Global Diversified	Global Real Estate
Amounts in thousands	Equity Income Fund	Income Fund	Securities Fund
Net Investment Income (Loss)
Income:
Dividends	$172,754	$106,460	$39,721
Withholding tax	(3,299)	(2,460)	(2,303)
Interest	95	322,861	2
Total Income	169,550	426,861	37,420
Expenses:
Management and investment advisory fees	24,568	52,869	11,889
Distribution fees - Class A	2,033	6,472	127
Distribution fees - Class B	614	N/A	N/A
Distribution fees - Class C	1,303	20,772	129
Distribution fees - R-1	11	N/A	N/A
Distribution fees - R-2	25	N/A	N/A
Distribution fees - R-3	150	N/A	N/A
Distribution fees - R-4	45	N/A	N/A
Administrative service fees - R-1	9	N/A	N/A
Administrative service fees - R-2	16	N/A	N/A
Administrative service fees - R-3	42	N/A	N/A
Administrative service fees - R-4	13	N/A	N/A
Administrative service fees - R-5	13	N/A	N/A
Registration fees - Class A	42	315	29
Registration fees - Class B	19	N/A	N/A
Registration fees - Class C	24	294	18
Registration fees - Class P	21	315	23
Registration fees - Institutional	46	83	160
Service fees - R-1	8	N/A	N/A
Service fees - R-2	21	N/A	N/A
Service fees - R-3	150	N/A	N/A
Service fees - R-4	112	N/A	N/A
Service fees - R-5	315	N/A	N/A
Shareholder meeting expense - Class A	N/A	210	N/A
Shareholder meeting expense - Class C	N/A	176	N/A
Shareholder meeting expense - Class P	N/A	124	N/A
Shareholder meeting expense - Institutional	N/A	26	N/A
Shareholder reports - Class A	116	311	12
Shareholder reports - Class B	15	N/A	N/A
Shareholder reports - Class C	14	265	4
Shareholder reports - Class P	6	184	4
Shareholder reports - Institutional	4	32	17
Transfer agent fees - Class A	1,199	2,221	73
Transfer agent fees - Class B	155	N/A	N/A
Transfer agent fees - Class C	152	1,920	27
Transfer agent fees - Class P	50	1,394	26
Transfer agent fees - Institutional	176	312	117
Custodian fees	40	222	112
Directors' expenses	82	127	23
Dividends and interest on securities sold short	–	3,589	–
Professional fees	22	51	24
Other expenses	43	80	8
Total Gross Expenses	31,674	92,364	12,822
Less: Reimbursement from Manager - Class C	–	–	9
Less: Reimbursement from Manager - Class P	–	–	9
Total Net Expenses	31,674	92,364	12,804
Net Investment Income (Loss)	137,876	334,497	24,616

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, and Swap agreements
Net realized gain (loss) from:
Investment transactions	88,921	144,566	75,787
Foreign currency transactions	(5)	2,352	(293)
Options and swaptions	–	(136,732)	–
Change in unrealized appreciation/depreciation of:
Investments	737,127	71,105	78,120
Options and swaptions	–	(8,811)	–
Translation of assets and liabilities in foreign currencies	1	(763)	14
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, and Swap agreements	826,044	71,717	153,628
Net Increase (Decrease) in Net Assets Resulting from Operations	$963,920	$406,214	$178,244

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

	Government & High		High Yield
Amounts in thousands	Quality Bond Fund	High Yield Fund	Fund I (a)
Net Investment Income (Loss)
Income:
Dividends	$–	$2,455	$1,466
Withholding tax	–	(33)	–
Interest	56,104	272,836	91,270
Total Income	56,104	275,258	92,736
Expenses:
Management and investment advisory fees	9,482	19,631	8,804
Distribution fees - Class A	1,193	4,520	3
Distribution fees - Class B	86	378	N/A
Distribution fees - Class C	1,082	5,835	N/A
Distribution fees - Class J	713	N/A	N/A
Distribution fees - R-1	12	N/A	N/A
Distribution fees - R-2	18	N/A	N/A
Distribution fees - R-3	50	N/A	N/A
Distribution fees - R-4	12	N/A	N/A
Administrative service fees - R-1	10	N/A	N/A
Administrative service fees - R-2	12	N/A	N/A
Administrative service fees - R-3	14	N/A	N/A
Administrative service fees - R-4	3	N/A	N/A
Administrative service fees - R-5	2	N/A	N/A
Registration fees - Class A	57	104	25
Registration fees - Class B	19	21	N/A
Registration fees - Class C	26	40	N/A
Registration fees - Class J	32	N/A	N/A
Registration fees - Class P	15	70	N/A
Registration fees - Institutional	22	65	92
Service fees - R-1	9	N/A	N/A
Service fees - R-2	15	N/A	N/A
Service fees - R-3	50	N/A	N/A
Service fees - R-4	29	N/A	N/A
Service fees - R-5	49	N/A	N/A
Shareholder reports - Class A	70	235	–
Shareholder reports - Class B	2	8	N/A
Shareholder reports - Class C	12	80	N/A
Shareholder reports - Class J	37	N/A	N/A
Shareholder reports - Class P	1	86	N/A
Shareholder reports - Institutional	1	39	7
Transfer agent fees - Class A	539	2,472	4
Transfer agent fees - Class B	31	65	N/A
Transfer agent fees - Class C	103	592	N/A
Transfer agent fees - Class J	222	N/A	N/A
Transfer agent fees - Class P	16	775	N/A
Transfer agent fees - Institutional	19	542	53
Custodian fees	9	17	23
Directors' expenses	32	63	25
Professional fees	23	25	23
Other expenses	18	49	15
Total Gross Expenses	14,147	35,712	9,074
Less: Reimbursement from Manager - Class A	–	–	28
Less: Reimbursement from Manager - Class B	40	–	N/A
Less: Reimbursement from Manager - Class C	4	–	N/A
Less: Reimbursement from Manager - Institutional	–	48	–
Less: Reimbursement from Manager - R-1	3	N/A	N/A
Less: Reimbursement from Manager - R-2	5	N/A	N/A
Less: Reimbursement from Manager - R-3	19	N/A	N/A
Less: Reimbursement from Manager - R-4	11	N/A	N/A
Less: Reimbursement from Manager - R-5	19	N/A	N/A
Less: Reimbursement from Distributor - Class A	477	–	–
Less: Reimbursement from Distributor - Class J	317	N/A	N/A
Total Net Expenses	13,252	35,664	9,046
Net Investment Income (Loss)	42,852	239,594	83,690

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, and Swap agreements
Net realized gain (loss) from:
Investment transactions	13,776	91,691	30,410
Foreign currency transactions	–	(301)	(19)
Swap agreements	–	(3,799)	–
Change in unrealized appreciation/depreciation of:
Investments	(68,336)	4,593	95
Translation of assets and liabilities in foreign currencies	–	461	2
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, and Swap agreements	(54,560)	92,645	30,488
Net Increase (Decrease) in Net Assets Resulting from Operations	$(11,708)	$332,239	$114,178

(a) Class A shares commenced operations on March 1, 2013.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

			International
		Inflation	Emerging
Amounts in thousands	Income Fund	Protection Fund	Markets Fund
Net Investment Income (Loss)
Income:
Dividends	$6	$ –	$48,489
Withholding tax	–	(1)	(5,835)
Interest	105,738	9,969	19
Total Income	105,744	9,968	42,673
Expenses:
Management and investment advisory fees	11,961	3,279	19,439
Distribution fees - Class A	837	61	264
Distribution fees - Class B	121	N/A	58
Distribution fees - Class C	850	78	112
Distribution fees - Class J	429	57	710
Distribution fees - R-1	11	4	18
Distribution fees - R-2	4	3	22
Distribution fees - R-3	50	16	84
Distribution fees - R-4	13	2	23
Administrative service fees - R-1	8	4	14
Administrative service fees - R-2	3	2	15
Administrative service fees - R-3	14	4	24
Administrative service fees - R-4	4	1	7
Administrative service fees - R-5	2	–	3
Registration fees - Class A	51	16	21
Registration fees - Class B	18	N/A	16
Registration fees - Class C	22	20	19
Registration fees - Class J	27	17	18
Registration fees - Class P	16	N/A	14
Registration fees - Institutional	100	44	88
Service fees - R-1	7	3	13
Service fees - R-2	3	2	18
Service fees - R-3	50	16	84
Service fees - R-4	32	6	57
Service fees - R-5	45	7	88
Shareholder reports - Class A	44	7	51
Shareholder reports - Class B	2	N/A	4
Shareholder reports - Class C	13	2	6
Shareholder reports - Class J	18	3	60
Shareholder reports - Class P	1	N/A	1
Shareholder reports - Institutional	10	1	16
Transfer agent fees - Class A	394	44	296
Transfer agent fees - Class B	33	N/A	37
Transfer agent fees - Class C	114	17	40
Transfer agent fees - Class J	162	7	267
Transfer agent fees - Class P	16	N/A	4
Transfer agent fees - Institutional	98	2	127
Custodian fees	5	6	717
Directors' expenses	42	15	28
Professional fees	24	22	54
Other expenses	21	8	24
Total Gross Expenses	15,675	3,776	22,961
Less: Reimbursement from Manager - Class A	–	6	–
Less: Reimbursement from Manager - Class B	4	N/A	25
Less: Reimbursement from Manager - Class C	–	19	1
Less: Reimbursement from Manager - Class P	–	N/A	15
Less: Reimbursement from Distributor - Class J	191	25	315
Total Net Expenses	15,480	3,726	22,605
Net Investment Income (Loss)	90,264	6,242	20,068

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, and Swap agreements
Net realized gain (loss) from:
Investment transactions	15,805	(885)	13,678
Foreign currency transactions	–	(1,437)	(4,132)
Futures contracts	–	3,297	–
Options and swaptions	–	(1,161)	–
Swap agreements	–	999	–
Change in unrealized appreciation/depreciation of:
Investments	(92,222)	(59,631)	48,117
Futures contracts	–	58	–
Options and swaptions	–	104	–
Swap agreements	–	(716)	–
Translation of assets and liabilities in foreign currencies	–	360	(100)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, and Swap agreements	(76,417)	(59,012)	57,563
Net Increase (Decrease) in Net Assets Resulting from Operations	$13,847	$(52,770)	$77,631

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

	LargeCap	LargeCap	LargeCap S&P 500
Amounts in thousands	Growth Fund	Growth Fund I (a)	Index Fund
Net Investment Income (Loss)
Income:
Dividends	$35,952	$59,649	$70,852
Withholding tax	(413)	(102)	(47)
Interest	62	167	78
Total Income	35,601	59,714	70,883
Expenses:
Management and investment advisory fees	16,617	35,317	4,862
Distribution fees - Class A	791	1	275
Distribution fees - Class B	77	N/A	N/A
Distribution fees - Class C	119	N/A	115
Distribution fees - Class J	226	356	1,751
Distribution fees - R-1	26	23	64
Distribution fees - R-2	23	43	117
Distribution fees - R-3	60	307	496
Distribution fees - R-4	16	78	148
Administrative service fees - R-1	21	19	51
Administrative service fees - R-2	15	29	78
Administrative service fees - R-3	17	86	139
Administrative service fees - R-4	5	23	45
Administrative service fees - R-5	11	20	30
Registration fees - Class A	16	22	18
Registration fees - Class B	15	N/A	N/A
Registration fees - Class C	18	N/A	19
Registration fees - Class J	16	21	26
Registration fees - Class P	15	N/A	N/A
Registration fees - Institutional	32	213	69
Service fees - R-1	19	17	46
Service fees - R-2	19	36	97
Service fees - R-3	59	307	497
Service fees - R-4	41	194	371
Service fees - R-5	272	505	764
Shareholder reports - Class A	109	–	63
Shareholder reports - Class B	4	N/A	N/A
Shareholder reports - Class C	2	N/A	2
Shareholder reports - Class J	14	22	76
Shareholder reports - Class P	1	N/A	N/A
Shareholder reports - Institutional	–	10	12
Transfer agent fees - Class A	860	4	389
Transfer agent fees - Class B	45	N/A	N/A
Transfer agent fees - Class C	30	N/A	20
Transfer agent fees - Class J	77	125	412
Transfer agent fees - Class P	8	N/A	N/A
Transfer agent fees - Institutional	214	793	102
Custodian fees	4	22	12
Directors' expenses	45	103	55
Professional fees	21	22	20
Other expenses	24	51	68
Total Gross Expenses	20,004	38,769	11,309
Less: Reimbursement from Manager	–	932	–
Less: Reimbursement from Manager - Class A	–	24	–
Less: Reimbursement from Manager - Class B	16	N/A	N/A
Less: Reimbursement from Manager - Class C	–	N/A	24
Less: Reimbursement from Manager - Class P	6	N/A	N/A
Less: Reimbursement from Distributor - Class J	101	158	778
Total Net Expenses	19,881	37,655	10,507
Net Investment Income (Loss)	15,720	22,059	60,376

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, and Swap agreements
Net realized gain (loss) from:
Investment transactions	422,449	376,512	21,985
Futures contracts	–	29,861	13,530
Change in unrealized appreciation/depreciation of:
Investments	261,969	1,250,307	664,790
Futures contracts	–	12,138	5,592
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, and Swap agreements	684,418	1,668,818	705,897
Net Increase (Decrease) in Net Assets Resulting from Operations	$700,138	$1,690,877	$766,273

(a) Class A shares commenced operations on March 1, 2013.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

	LargeCap
Amounts in thousands	Value Fund	MidCap Fund(a)	Money Market Fund
Net Investment Income (Loss)
Income:
Dividends	$56,624	$69,426	$–
Withholding tax	(274)	(1,568)	–
Interest	37	35	2,445
Total Income	56,387	67,893	2,445
Expenses:
Management and investment advisory fees	9,509	32,428	4,581
Distribution fees - Class A	461	3,929	N/A
Distribution fees - Class B	22	175	90
Distribution fees - Class C	43	2,488	183
Distribution fees - Class J	272	1,161	690
Distribution fees - R-1	4	48	–
Distribution fees - R-2	7	96	–
Distribution fees - R-3	8	287	–
Distribution fees - R-4	3	127	–
Administrative service fees - R-1	4	38	–
Administrative service fees - R-2	5	64	–
Administrative service fees - R-3	2	80	–
Administrative service fees - R-4	1	38	–
Administrative service fees - R-5	1	14	–
Registration fees - Class A	16	215	39
Registration fees - Class B	15	17	18
Registration fees - Class C	19	66	21
Registration fees - Class J	19	26	33
Registration fees - Class P	N/A	161	N/A
Registration fees - Institutional	159	279	34
Service fees - R-1	3	34	–
Service fees - R-2	6	80	–
Service fees - R-3	8	287	–
Service fees - R-4	7	317	–
Service fees - R-5	32	340	–
Shareholder reports - Class A	22	368	71
Shareholder reports - Class B	2	10	2
Shareholder reports - Class C	1	55	2
Shareholder reports - Class J	16	52	101
Shareholder reports - Class P	N/A	202	N/A
Shareholder reports - Institutional	10	106	2
Transfer agent fees - Class A	372	2,133	567
Transfer agent fees - Class B	17	71	29
Transfer agent fees - Class C	13	293	25
Transfer agent fees - Class J	113	265	338
Transfer agent fees - Class P	N/A	709	N/A
Transfer agent fees - Institutional	103	843	15
Custodian fees	6	41	8
Directors' expenses	37	93	19
Professional fees	19	21	37
Other expenses	14	46	14
Total Gross Expenses	11,371	48,103	6,919
Less: Reimbursement from Manager - Class A	–	–	1,583
Less: Reimbursement from Manager - Class B	22	12	132
Less: Reimbursement from Manager - Class C	22	–	83
Less: Reimbursement from Manager - Class J	–	–	1,686
Less: Reimbursement from Manager - Institutional	–	–	784
Less: Reimbursement from Distributor - Class B	–	–	23
Less: Reimbursement from Distributor - Class C	–	–	183
Less: Reimbursement from Distributor - Class J	121	516	–
Total Net Expenses	11,206	47,575	2,445
Net Investment Income (Loss)	45,181	20,318	–

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, and Swap agreements
Net realized gain (loss) from:
Investment transactions	332,688	164,408	9
Foreign currency transactions	–	3	–
Futures contracts	4,521	–	–
Net increase from payments by affiliates	–	–	140
Change in unrealized appreciation/depreciation of:
Investments	159,704	1,292,912	–
Futures contracts	2,309	–	–
Translation of assets and liabilities in foreign currencies	–	1	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, and Swap agreements	499,222	1,457,324	149
Net Increase (Decrease) in Net Assets Resulting from Operations	$544,403	$1,477,642	$149

(a)	Effective March 1, 2013, MidCap Blend Fund changed its name to MidCap Fund.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

	Principal Capital	Real Estate	Short-Term
Amounts in thousands	Appreciation Fund	Securities Fund	Income Fund
Net Investment Income (Loss)
Income:
Dividends	$41,730	$42,263	$ –
Withholding tax	(257)	–	–
Interest	38	14	35,966
Total Income	41,511	42,277	35,966
Expenses:
Management and investment advisory fees	9,232	12,878	7,135
Distribution fees - Class A	1,642	394	579
Distribution fees - Class B	352	50	N/A
Distribution fees - Class C	289	258	1,029
Distribution fees - Class J	N/A	672	558
Distribution fees - R-1	6	27	7
Distribution fees - R-2	7	45	5
Distribution fees - R-3	41	129	22
Distribution fees - R-4	13	47	4
Administrative service fees - R-1	5	22	6
Administrative service fees - R-2	5	30	3
Administrative service fees - R-3	11	36	6
Administrative service fees - R-4	4	14	1
Administrative service fees - R-5	2	11	1
Registration fees - Class A	47	23	66
Registration fees - Class B	17	16	N/A
Registration fees - Class C	16	19	22
Registration fees - Class J	N/A	20	33
Registration fees - Class P	15	15	27
Registration fees - Institutional	26	45	94
Service fees - R-1	5	19	5
Service fees - R-2	5	38	4
Service fees - R-3	41	130	22
Service fees - R-4	33	116	9
Service fees - R-5	53	276	18
Shareholder reports - Class A	105	43	66
Shareholder reports - Class B	11	3	N/A
Shareholder reports - Class C	5	5	12
Shareholder reports - Class J	N/A	46	27
Shareholder reports - Class P	2	3	2
Shareholder reports - Institutional	3	21	12
Transfer agent fees - Class A	1,009	327	597
Transfer agent fees - Class B	138	28	N/A
Transfer agent fees - Class C	54	48	115
Transfer agent fees - Class J	N/A	244	185
Transfer agent fees - Class P	19	33	29
Transfer agent fees - Institutional	23	349	153
Custodian fees	9	6	7
Directors' expenses	33	29	29
Professional fees	18	18	23
Other expenses	18	22	15
Total Gross Expenses	13,314	16,555	10,928
Less: Reimbursement from Manager - Class B	–	27	N/A
Less: Reimbursement from Manager - Class P	2	–	–
Less: Reimbursement from Manager - R-4	–	–	1
Less: Reimbursement from Distributor - Class J	N/A	299	248
Total Net Expenses	13,312	16,229	10,679
Net Investment Income (Loss)	28,199	26,048	25,287

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, and Swap agreements
Net realized gain (loss) from:
Investment transactions	58,459	216,748	9,174
Futures contracts	–	–	(139)
Change in unrealized appreciation/depreciation of:
Investments	414,442	(69,792)	(12,573)
Futures contracts	–	–	172
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, and Swap agreements	472,901	146,956	(3,366)
Net Increase (Decrease) in Net Assets Resulting from Operations	$501,100	$173,004	$21,921

See accompanying notes.

STATEMENTS OF OPERATIONS PRINCIPAL FUNDS, INC. Year Ended October 31, 2013

	SmallCap	Tax-Exempt
Amounts in thousands	Blend Fund	Bond Fund
Net Investment Income (Loss)
Income:
Dividends	$6,194	$–
Interest	12	12,558
Total Income	6,206	12,558
Expenses:
Management and investment advisory fees	3,092	1,141
Distribution fees - Class A	375	604
Distribution fees - Class B	39	15
Distribution fees - Class C	95	104
Distribution fees - Class J	766	N/A
Distribution fees - R-1	8	N/A
Distribution fees - R-2	8	N/A
Distribution fees - R-3	13	N/A
Distribution fees - R-4	4	N/A
Administrative service fees - R-1	6	N/A
Administrative service fees - R-2	5	N/A
Administrative service fees - R-3	4	N/A
Administrative service fees - R-4	1	N/A
Administrative service fees - R-5	1	N/A
Registration fees - Class A	26	40
Registration fees - Class B	15	23
Registration fees - Class C	20	24
Registration fees - Class J	24	N/A
Registration fees - Institutional	19	N/A
Service fees - R-1	6	N/A
Service fees - R-2	7	N/A
Service fees - R-3	13	N/A
Service fees - R-4	9	N/A
Service fees - R-5	25	N/A
Shareholder reports - Class A	61	8
Shareholder reports - Class B	3	–
Shareholder reports - Class C	3	1
Shareholder reports - Class J	50	N/A
Transfer agent fees - Class A	399	114
Transfer agent fees - Class B	27	7
Transfer agent fees - Class C	24	14
Transfer agent fees - Class J	213	N/A
Transfer agent fees - Institutional	3	N/A
Custodian fees	11	3
Directors' expenses	9	6
Interest expense and fees	–	72
Professional fees	29	21
Other expenses	6	4
Total Gross Expenses	5,419	2,201
Less: Reimbursement from Manager - Class B	24	28
Less: Reimbursement from Manager - Class C	18	25
Less: Reimbursement from Manager - Institutional	2	N/A
Less: Reimbursement from Distributor - Class J	340	N/A
Total Net Expenses	5,035	2,148
Net Investment Income (Loss)	1,171	10,410

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, and Swap agreements
Net realized gain (loss) from:
Investment transactions	53,481	(2,035)
Futures contracts	3,125	–
Change in unrealized appreciation/depreciation of:
Investments	83,123	(18,889)
Futures contracts	479	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, and Swap agreements	140,208	(20,924)
Net Increase (Decrease) in Net Assets Resulting from Operations	$141,379	$(10,514)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Bond & Mortgage Securities Fund
									Year Ended		Year Ended
									October 31, 2013		October 31, 2012
Operations
Net investment income (loss)									$	58,461		$62,414
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements										7,099		32,950
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies									(72,773)			65,432
		Net Increase (Decrease) in Net Assets Resulting from Operations								(7,213)		160,796

Dividends and Distributions to Shareholders
From net investment income									(57,577)			(69,911)
					Total Dividends and Distributions				(57,577)			(69,911)

Capital Share Transactions
Net increase (decrease) in capital share transactions										60,118		262,149
				Total increase (decrease) in net assets						(4,672)		353,034

Net Assets
Beginning of period									2,348,059			1,995,025
End of period (including undistributed net investment income as set forth below)									$2,343,387			$2,348,059
Undistributed (overdistributed) net investment income (loss)									$	5,447		$1,743

	Class A	Class B	Class C	Class J Institutional		R-1	R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$9,361	$129	$2,197	$15,375	$276,745	$1,034	$3,498		$6,326	$5,640	$10,847
Reinvested	2,413	37	100	3,938	47,838	142	308		699	741	1,207
Redeemed	(29,381)	(2,215)	(3,946)	(41,392)	(175,397)	(6,614)	(7,729)		(12,211)	(12,276)	(37,296)
Net Increase (Decrease)	$(17,607)	$(2,049)	$(1,649) $ (22,079)		$149,186	$(5,438)	$(3,923)		$(5,186)	$(5,895)	$(25,242)
Shares:
Sold	853	12	199	1,391	25,228	94	320		581	506	997
Reinvested	221	3	9	359	4,390	13	29		64	67	111
Redeemed	(2,699)	(201)	(362)	(3,772)	(16,100)	(604)	(713)		(1,121)	(1,113)	(3,411)
Net Increase (Decrease)	(1,625)	(186)	(154)	(2,022)	13,518	(497)	(364)		(476)	(540)	(2,303)
Year Ended October 31, 2012
Dollars:
Sold	$18,037	$289	$3,819	$20,746	$350,832	$2,710	$4,280		$12,203	$9,198	$19,215
Reinvested	3,712	118	152	5,829	54,760	285	538		1,170	1,051	2,020
Redeemed	(30,269)	(3,516)	(2,558)	(37,101)	(124,410)	(2,988)	(6,845)		(17,284)	(7,097)	(16,747)
Net Increase (Decrease)	$(8,520)	$(3,109)	$1,413	$(10,526)	$281,182	$7	$(2,027	) $	(3,911)	$3,152	$4,488
Shares:
Sold	1,668	26	352	1,905	32,174	250	398		1,133	840	1,769
Reinvested	342	11	14	534	5,042	26	50		108	96	187
Redeemed	(2,787)	(324)	(236)	(3,411)	(11,491)	(277)	(638)		(1,600)	(646)	(1,558)
Net Increase (Decrease)	(777)	(287)	130	(972)	25,725	(1)	(190)		(359)	290	398

Distributions:
Year Ended October 31, 2013
From net investment
income	$(2,516)	$(38)	$(110)	$(3,974)	$(47,842)	$(142)	$(308)		$(699)	$(741)	$(1,207)
From net realized gain on
investments	–	–	–	–	–	–	–		–	–	–
Total Dividends and Distributions $	(2,516)	$(38)	$(110)	$(3,974)	$(47,842)	$(142)	$(308)		$(699)	$(741)	$(1,207)
Year Ended October 31, 2012
From net investment
income	$(3,915)	$(122)	$(170)	$(5,876)	$(54,764)	$(285)	$(538)		$(1,170)	$(1,051)	$(2,020)
From net realized gain on
investments	–	–	–	–	–	–	–		–	–	–
Total Dividends and Distributions $	(3,915)	$(122)	$(170)	$(5,876)	$(54,764)	$(285)	$(538)		$(1,170)	$(1,051)	$(2,020)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						California Municipal Fund
						Year Ended	Year Ended
						October 31, 2013	October 31, 2012
Operations
Net investment income (loss)						$8,971	$9,395
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements						16	934
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies						(15,089)	14,922
			Net Increase (Decrease) in Net Assets Resulting from Operations			(6,102)	25,251

Dividends and Distributions to Shareholders
From net investment income						(9,071)	(9,174)
					Total Dividends and Distributions	(9,071)	(9,174)

Capital Share Transactions
Net increase (decrease) in capital share transactions						(36,426)	(6,481)
					Total increase (decrease) in net assets	(51,599)	9,596

Net Assets
Beginning of period						224,303	214,707
End of period (including undistributed net investment income as set forth below)						$172,704	$224,303
Undistributed (overdistributed) net investment income (loss)						$407	$694

	Class A		Class B		Class C
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$34,654		$1		$2,402
Reinvested	7,791		41		319
Redeemed	(76,695)		(795)		(4,144)
Net Increase (Decrease)	$(34,250	) $	(753	) $	(1,423)
Shares:
Sold	3,358		–		231
Reinvested	766		4		32
Redeemed	(7,655)		(78)		(415)
Net Increase (Decrease)	(3,531)		(74)		(152)
Year Ended October 31, 2012
Dollars:
Sold	$26,337		$26		$2,314
Reinvested	7,925		63		295
Redeemed	(39,572)		(1,216)		(2,653)
Net Increase (Decrease)	$(5,310	) $	(1,127	) $	(44)
Shares:
Sold	2,580		3		226
Reinvested	778		6		29
Redeemed	(3,875)		(120)		(259)
Net Increase (Decrease)	(517)		(111)		(4)

Distributions:
Year Ended October 31, 2013
From net investment income $	(8,694	)$	(41)		$(336)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions $	(8,694	)$	(41	)$	(336)
Year Ended October 31, 2012
From net investment income $	(8,771	)$	(70	)$	(333)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions $	(8,771	)$	(70	)$	(333)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Diversified International Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	76,677	$	64,838
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements									159,483		(58,477)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies									582,735		202,727
		Net Increase (Decrease) in Net Assets Resulting from Operations							818,895		209,088

Dividends and Distributions to Shareholders
From net investment income									(73,597)		(40,930)
					Total Dividends and Distributions				(73,597)		(40,930)

Capital Share Transactions
Net increase (decrease) in capital share transactions									692,021		523,110
				Total increase (decrease) in net assets					1,437,319		691,268

Net Assets
Beginning of period									3,467,478		2,776,210
End of period (including undistributed net investment income as set forth below)									$4,904,797		$3,467,478
Undistributed (overdistributed) net investment income (loss)								$	61,573	$	53,569

	Class A	Class B Class C		Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$19,679	$50	$2,649	$15,285	$1,439	$1,021,842	$1,169	$1,631	$7,398	$8,700	$12,163
Reinvested	3,308	9	88	3,020	13	63,363	94	172	903	758	1,501
Redeemed	(38,997)	(2,798)	(2,006)	(31,892)	(864)	(338,536)	(3,521)	(5,251)	(15,122)	(8,104)	(26,122)
Net Increase (Decrease)	$(16,010)	$(2,739)	$731	$(13,587)	$588	$746,669	$(2,258)	$(3,448)	$(6,821)	$1,354	$(12,458)
Shares:
Sold	1,822	4	241	1,423	134	95,501	111	154	707	806	1,128
Reinvested	323	1	9	298	1	6,218	9	17	89	73	146
Redeemed	(3,661)	(260)	(186)	(3,023)	(82)	(31,380)	(331)	(504)	(1,412)	(743)	(2,460)
Net Increase (Decrease)	(1,516)	(255)	64	(1,302)	53	70,339	(211)	(333)	(616)	136	(1,186)
Year Ended October 31, 2012
Dollars:
Sold	$15,515	$95	$1,137	$14,863	$531	$669,504	$1,416	$1,715	$5,539	$9,085	$15,124
Reinvested	2,261	–	30	2,207	7	33,918	58	114	610	504	997
Redeemed	(41,438)	(5,067)	(2,413)	(36,307)	(433)	(108,901)	(2,445)	(4,198)	(17,155)	(13,531)	(20,232)
Net Increase (Decrease)	$(23,662)	$(4,972)	$(1,246) $ (19,237) $		105	$594,521	$(971)	$(2,369) $ (11,006) $		(3,942)	$(4,111)
Shares:
Sold	1,659	10	120	1,610	58	71,312	152	184	597	957	1,574
Reinvested	255	–	3	251	1	3,846	7	13	69	56	112
Redeemed	(4,407)	(538)	(254)	(3,903)	(47)	(11,703)	(259)	(451)	(1,813)	(1,436)	(2,123)
Net Increase (Decrease)	(2,493)	(528)	(131)	(2,042)	12	63,455	(100)	(254)	(1,147)	(423)	(437)

Distributions:
Year Ended October 31, 2013
From net investment
income	$(3,622)	$(9)	$(93)	$(3,023)	$(19)	$(63,403)	$(94)	$(172)	$(903)	$(758)	$(1,501)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(3,622)	$(9)	$(93)	$(3,023)	$(19)	$(63,403)	$(94)	$(172)	$(903)	$(758)	$(1,501)
Year Ended October 31, 2012
From net investment
income	$(2,464)	$–	$(32)	$(2,209)	$(10)	$(33,932)	$(58)	$(114)	$(610)	$(504)	$(997)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(2,464)	$–	$(32)	$(2,209)	$(10)	$(33,932)	$(58)	$(114)	$(610)	$(504)	$(997)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Equity Income Fund
									Year Ended		Year Ended
									October 31, 2013		October 31, 2012
Operations
Net investment income (loss)										$137,876		$115,168
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements										88,916		46,086
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies										737,128		333,703
		Net Increase (Decrease) in Net Assets Resulting from Operations								963,920		494,957

Dividends and Distributions to Shareholders
From net investment income										(131,857)		(110,312)
					Total Dividends and Distributions					(131,857)		(110,312)

Capital Share Transactions
Net increase (decrease) in capital share transactions										209,818		430,203
					Total increase (decrease) in net assets				1,041,881			814,848

Net Assets
Beginning of period									4,238,703			3,423,855
End of period (including undistributed net investment income as set forth below)									$5,280,584			$4,238,703
Undistributed (overdistributed) net investment income (loss)									$	26,571		$16,693

	Class A	Class B	Class C	Class P	Institutional	R-1	R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$213,618	$753	$45,688	$38,635	$428,350	$1,397	$2,370		$23,765	$18,544	$31,614
Reinvested	19,264	927	1,955	1,454	99,904	66	156		1,388	1,118	3,317
Redeemed	(164,866)	(29,112)	(21,260)	(18,684)	(450,676)	(1,131)	(2,669)		(7,293)	(8,148)	(20,626)
Net Increase (Decrease)	$68,016	$(27,432)	$26,383	$21,405	$77,578	$332	$(143	) $	17,860	$11,514	$14,305
Shares:
Sold	9,987	36	2,140	1,811	20,305	67	114		1,126	903	1,493
Reinvested	915	45	95	69	4,740	3	7		66	53	157
Redeemed	(7,759)	(1,373)	(1,024)	(872)	(20,798)	(55)	(125)		(343)	(382)	(983)
Net Increase (Decrease)	3,143	(1,292)	1,211	1,008	4,247	15	(4)		849	574	667
Year Ended October 31, 2012
Dollars:
Sold	$178,756	$747	$18,610	$23,176	$712,100	$1,033	$4,522		$24,923	$23,100	$80,091
Reinvested	16,059	1,214	1,597	815	84,593	59	115		830	578	1,551
Redeemed	(159,848)	(29,982)	(19,209)	(10,260)	(502,280)	(1,078)	(1,087)		(7,422)	(5,207)	(7,893)
Net Increase (Decrease)	$34,967	$(28,021)	$998	$13,731	$294,413	$14	$3,550		$18,331	$18,471	$73,749
Shares:
Sold	9,532	41	1,011	1,231	37,792	57	239		1,337	1,247	4,237
Reinvested	854	66	87	43	4,491	3	6		44	31	82
Redeemed	(8,520)	(1,620)	(1,049)	(549)	(26,657)	(58)	(58)		(394)	(275)	(415)
Net Increase (Decrease)	1,866	(1,513)	49	725	15,626	2	187		987	1,003	3,904

Distributions:
Year Ended October 31, 2013
From net investment
income	$(19,995)	$(951)	$(2,373)	$(1,835) $ (100,637) $		(66)	$(177	)$	(1,388)	$(1,118)	$(3,317)
From net realized gain on
investments	–	–	–	–	–	–	–		–	–	–
Total Dividends and Distributions $	(19,995)	$(951)	$(2,373)	$(1,835) $ (100,637) $		(66)	$(177)		$(1,388)	$(1,118)	$(3,317)
Year Ended October 31, 2012
From net investment
income	$(16,935)	$(1,262)	$(1,997)	$(1,116)	$(85,867)	$(59)	$(117	)$	(830)	$(578)	$(1,551)
From net realized gain on
investments	–	–	–	–	–	–	–		–	–	–
Total Dividends and Distributions $	(16,935)	$(1,262)	$(1,997)	$(1,116)	$(85,867)	$(59)	$(117	)$	(830)	$(578)	$(1,551)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands					Global Diversified Income Fund
					Year Ended	Year Ended
					October 31, 2013	October 31, 2012
Operations
Net investment income (loss)					$334,497	$211,051
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements					10,186	53,125
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies					61,531	282,038
		Net Increase (Decrease) in Net Assets Resulting from Operations			406,214	546,214

Dividends and Distributions to Shareholders
From net investment income					(329,143)	(200,495)
From net realized gain on investments					(51,304)	(8,978)
				Total Dividends and Distributions	(380,447)	(209,473)

Capital Share Transactions
Net increase (decrease) in capital share transactions					2,734,922	2,396,931
				Total increase (decrease) in net assets	2,760,689	2,733,672

Net Assets
Beginning of period					5,431,941	2,698,269
End of period (including undistributed net investment income as set forth below)					$8,192,630	$5,431,941
Undistributed (overdistributed) net investment income (loss)					$53,706	$25,163

	Class A	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$1,677,170	$1,092,053	$1,746,491	$253,054
Reinvested	122,647	68,956	60,366	46,062
Redeemed	(1,159,172)	(331,824)	(661,608)	(179,273)
Net Increase (Decrease)	$640,645	$829,185	$1,145,249	$119,843
Shares:
Sold	118,055	77,197	124,277	17,936
Reinvested	8,697	4,916	4,306	3,279
Redeemed	(82,763)	(23,682)	(47,183)	(12,763)
Net Increase (Decrease)	43,989	58,431	81,400	8,452
Year Ended October 31, 2012
Dollars:
Sold	$1,164,173	$810,397	$806,777	$218,850
Reinvested	67,743	34,729	22,603	35,702
Redeemed	(334,017)	(129,606)	(188,882)	(111,538)
Net Increase (Decrease)	$897,899	$715,520	$640,498	$143,014
Shares:
Sold	85,762	59,888	59,768	16,215
Reinvested	5,024	2,587	1,678	2,665
Redeemed	(24,830)	(9,668)	(14,091)	(8,378)
Net Increase (Decrease)	65,956	52,807	47,355	10,502

Distributions:
Year Ended October 31, 2013
From net investment
income	$(119,569)	$(80,510)	$(87,494)	$(41,570)
From net realized gain
on investments	(18,897)	(14,535)	(11,126)	(6,746)
Total Dividends and
Distributions	$(138,466)	$(95,045)	$(98,620)	$(48,316)
Year Ended October 31, 2012
From net investment
income	$(75,263)	$(48,417)	$(40,590)	$(36,225)
From net realized gain
on investments	(3,275)	(2,416)	(1,535)	(1,752)
Total Dividends and
Distributions	$(78,538)	$(50,833)	$(42,125)	$(37,977)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Global Real Estate Securities Fund
								Year Ended	Year Ended
								October 31, 2013	October 31, 2012
Operations
Net investment income (loss)								$24,616	$13,483
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements								75,494	24,675
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies								78,134	93,781
			Net Increase (Decrease) in Net Assets Resulting from Operations					178,244	131,939

Dividends and Distributions to Shareholders
From net investment income								(66,419)	(13,934)
From net realized gain on investments								(20,475)	–
							Total Dividends and Distributions	(86,894)	(13,934)

Capital Share Transactions
Net increase (decrease) in capital share transactions								414,241	726,781
							Total increase (decrease) in net assets	505,591	844,786

Net Assets
Beginning of period								1,110,708	265,922
End of period (including undistributed net investment income as set forth below)								$1,616,299	$1,110,708
Undistributed (overdistributed) net investment income (loss)								$(15,392)	$3,868

	Class A		Class C		Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$68,522		$21,830	$52,059			$476,932
Reinvested	2,558		358		548		82,305
Redeemed	(23,288)		(3,006)		(10,009)		(254,568)
Net Increase (Decrease)	$47,792		$19,182	$42,598			$304,669
Shares:
Sold	8,430		2,735		6,073		56,216
Reinvested	326		47		66		9,937
Redeemed	(2,944)		(380)		(1,179)		(29,658)
Net Increase (Decrease)	5,812		2,402		4,960		36,495
Year Ended October 31, 2012
Dollars:
Sold	$11,092		$2,402		$4,099		$731,824
Reinvested	249		31		42		13,488
Redeemed	(6,077)		(812)		(1,236)		(28,321)
Net Increase (Decrease)	$5,264		$1,621		$2,905		$716,991
Shares:
Sold	1,503		330		529		97,742
Reinvested	36		5		6		1,781
Redeemed	(875)		(118)		(167)		(3,623)
Net Increase (Decrease)	664		217		368		95,900

Distributions:
Year Ended October 31, 2013
From net investment
income	$(2,027	) $	(345	) $	(738	) $	(63,309)
From net realized gain on
investments	(599)		(112)		(142)		(19,622)
Total Dividends and
Distributions	$(2,626	) $	(457	) $	(880	) $	(82,931)
Year Ended October 31, 2012
From net investment
income	$(295	) $	(49	) $	(100	) $	(13,490)
From net realized gain on
investments	–		–		–		–
Total Dividends and
Distributions	$(295	) $	(49	) $	(100	) $	(13,490)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

								Government & High Quality Bond Fund
Amounts in thousands
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$42,852		$	51,070
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements								13,776			15,823
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies								(68,336)			14,960
		Net Increase (Decrease) in Net Assets Resulting from Operations						(11,708)			81,853

Dividends and Distributions to Shareholders
From net investment income								(56,413)			(64,963)
					Total Dividends and Distributions			(56,413)			(64,963)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(67,328)			168,304
				Total increase (decrease) in net assets				(135,449)			185,194

Net Assets
Beginning of period								1,921,729		1,736,535
End of period (including undistributed net investment income as set forth below)								$1,786,280		$1,921,729
Undistributed (overdistributed) net investment income (loss)								$	(2,287)	$	(2,613)

	Class A	Class B	Class C	Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$98,382	$319	$28,339	$37,690	$11,780	$163,086	$788	$1,082	$5,614	$4,376	$6,117
Reinvested	13,044	168	2,113	4,272	420	33,716	84	145	534	332	591
Redeemed	(219,025)	(5,076)	(57,618)	(47,996)	(18,495)	(105,626)	(1,322)	(2,284)	(9,417)	(4,680)	(8,781)
Net Increase (Decrease)	$(107,599)	$(4,589) $ (27,166) $		(6,034)	$(6,295)	$91,176	$(450)	$(1,057)	$(3,269)	$28	$(2,073)
Shares:
Sold	8,735	28	2,518	3,345	1,046	14,672	70	97	500	389	546
Reinvested	1,169	15	189	383	38	3,024	8	13	48	30	53
Redeemed	(19,719)	(456)	(5,206)	(4,305)	(1,660)	(9,539)	(118)	(204)	(841)	(420)	(781)
Net Increase (Decrease)	(9,815)	(413)	(2,499)	(577)	(576)	8,157	(40)	(94)	(293)	(1)	(182)
Year Ended October 31, 2012
Dollars:
Sold	$178,032	$1,264	$53,391	$54,872	$16,971	$70,668	$1,421	$2,942	$9,261	$4,775	$8,162
Reinvested	14,858	347	2,319	4,528	472	38,788	115	212	716	375	682
Redeemed	(105,274)	(8,435)	(24,196)	(27,910)	(12,824)	(95,387)	(1,368)	(4,026)	(9,063)	(3,447)	(4,937)
Net Increase (Decrease)	$87,616	$(6,824)	$31,514	$31,490	$4,619	$14,069	$168	$(872)	$914	$1,703	$3,907
Shares:
Sold	15,720	111	4,720	4,840	1,497	6,228	126	260	819	422	720
Reinvested	1,312	31	205	399	42	3,424	10	19	63	33	60
Redeemed	(9,304)	(747)	(2,141)	(2,463)	(1,130)	(8,427)	(121)	(356)	(800)	(305)	(436)
Net Increase (Decrease)	7,728	(605)	2,784	2,776	409	1,225	15	(77)	82	150	344

Distributions:
Year Ended October 31, 2013
From net investment
income	$(13,763)	$(176)	$(2,221)	$(4,331)	$(497)	$(33,733)	$(84)	$(147)	$(538)	$(332)	$(591)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(13,763)	$(176)	$(2,221)	$(4,331)	$(497)	$(33,733)	$(84)	$(147)	$(538)	$(332)	$(591)
Year Ended October 31, 2012
From net investment
income	$(15,994)	$(372)	$(2,524)	$(4,570)	$(593)	$(38,799)	$(115)	$(212)	$(727)	$(375)	$(682)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(15,994)	$(372)	$(2,524)	$(4,570)	$(593)	$(38,799)	$(115)	$(212)	$(727)	$(375)	$(682)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							High Yield Fund
							Year Ended	Year Ended
							October 31, 2013	October 31, 2012
Operations
Net investment income (loss)							$239,594	$245,862
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements							87,591	39,120
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies							5,054	146,852
		Net Increase (Decrease) in Net Assets Resulting from Operations					332,239	431,834

Dividends and Distributions to Shareholders
From net investment income							(247,907)	(253,332)
From net realized gain on investments							(32,621)	(114,420)
						Total Dividends and Distributions	(280,528)	(367,752)

Capital Share Transactions
Net increase (decrease) in capital share transactions							298,273	280,531
						Total increase (decrease) in net assets	349,984	344,613

Net Assets
Beginning of period							3,773,646	3,429,033
End of period (including undistributed net investment income as set forth below)							$4,123,630	$3,773,646
Undistributed (overdistributed) net investment income (loss)							$(3,687)	$182

	Class A	Class B		Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$1,029,482	$1,161		$85,689	$340,667	$811,392
Reinvested	119,620	2,094		31,072	34,474	58,084
Redeemed	(1,039,467)	(12,943)		(168,758)	(313,310)	(680,984)
Net Increase (Decrease)	$109,635	$(9,688)		$(51,997)	$61,831	$188,492
Shares:
Sold	130,670	147		10,740	43,159	103,439
Reinvested	15,146	264		3,904	4,363	7,444
Redeemed	(131,743)	(1,630)		(21,199)	(39,665)	(86,992)
Net Increase (Decrease)	14,073	(1,219)		(6,555)	7,857	23,891
Year Ended October 31, 2012
Dollars:
Sold	$832,997	$1,182		$140,525	$254,208	$340,318
Reinvested	160,240	3,635		40,543	39,306	67,187
Redeemed	(858,267)	(15,967)		(113,711)	(170,543)	(441,122)
Net Increase (Decrease)	$134,970	$(11,150) $ 67,357			$122,971	$(33,617)
Shares:
Sold	109,398	155		18,284	33,299	45,040
Reinvested	21,254	481		5,345	5,205	9,001
Redeemed	(112,931)	(2,088)		(14,790)	(22,324)	(58,421)
Net Increase (Decrease)	17,721	(1,452)		8,839	16,180	(4,380)

Distributions:
Year Ended October 31, 2013
From net investment
income	$(116,527)	$(2,130)		$(33,249)	$(39,973)	$(56,028)
From net realized gain
on investments	(15,596)	(344)		(4,985)	(4,930)	(6,766)
Total Dividends and
Distributions	$(132,123)	$(2,474)	$	(38,234)	$(44,903)	$(62,794)
Year Ended October 31, 2012
From net investment
income	$(125,066)	$(2,890)		$(35,054)	$(37,474)	$(52,848)
From net realized gain
on investments	(57,241)	(1,706)		(17,710)	(15,505)	(22,258)
Total Dividends and
Distributions	$(182,307)	$(4,596)		$(52,764)	$(52,979)	$(75,106)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands				High Yield Fund I
				Year Ended	Year Ended
				October 31, 2013	October 31, 2012
Operations
Net investment income (loss)				$83,690	$91,089
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements				30,391	31,338
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies				97	42,888
			Net Increase (Decrease) in Net Assets Resulting from Operations	114,178	165,315

Dividends and Distributions to Shareholders
From net investment income				(150,072)	(109,881)
From net realized gain on investments				(34,647)	(32,592)
			Total Dividends and Distributions	(184,719)	(142,473)

Capital Share Transactions
Net increase (decrease) in capital share transactions				409,234	(466,461)
			Total increase (decrease) in net assets	338,693	(443,619)

Net Assets
Beginning of period				1,189,513	1,633,132
End of period (including undistributed net investment income as set forth below)				$1,528,206	$1,189,513
Undistributed (overdistributed) net investment income (loss)				$151	$67,300

	Class A(a)		Institutional
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$33,149		$596,357
Reinvested	57		181,856
Redeemed	(346)		(401,839)
Net Increase (Decrease)	$32,860		$376,374
Shares:
Sold	3,095		55,137
Reinvested	5		16,908
Redeemed	(32)		(37,634)
Net Increase (Decrease)	3,068		34,411
Year Ended October 31, 2012
Dollars:
Sold	N/A $		375,435
Reinvested	N/A		141,967
Redeemed	N/A		(983,863)
Net Increase (Decrease)	N/A		$(466,461)
Shares:
Sold	N/A		34,718
Reinvested	N/A		13,946
Redeemed	N/A		(91,866)
Net Increase (Decrease)	N/A		(43,202)

Distributions:
Year Ended October 31, 2013
From net investment
income	$(57	) $	(150,015)
From net realized gain on
investments	–		(34,647)
Total Dividends and
Distributions	$(57	) $	(184,662)
Year Ended October 31, 2012
From net investment
income	N/A		$(109,881)
From net realized gain on
investments	N/A		(32,592)
Total Dividends and
Distributions	N/A		$(142,473)

(a)	Period from March 1, 2013, date operations commenced, through October 31, 2013.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Income Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	90,264	$	86,561
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements									15,805		(7,051)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies								(92,222)		102,322
		Net Increase (Decrease) in Net Assets Resulting from Operations							13,847	181,832

Dividends and Distributions to Shareholders
From net investment income								(97,119)		(90,963)
					Total Dividends and Distributions			(97,119)		(90,963)

Capital Share Transactions
Net increase (decrease) in capital share transactions								177,976		660,209
				Total increase (decrease) in net assets					94,704	751,078

Net Assets
Beginning of period								2,349,937		1,598,859
End of period (including undistributed net investment income as set forth below)								$2,444,641		$2,349,937
Undistributed (overdistributed) net investment income (loss)								$	(8,775)	$	(8,837)

	Class A	Class B Class C		Class J	Class P Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$87,956	$428	$23,255	$35,929	$9,684	$283,180	$5,479	$733	$11,020	$11,060	$12,633
Reinvested	11,940	300	2,322	3,409	538	75,694	97	43	704	471	690
Redeemed	(133,492)	(5,873)	(35,544)	(38,066)	(11,827)	(153,228)	(971)	(678)	(5,938)	(3,455)	(10,517)
Net Increase (Decrease)	$(33,596) $	(5,145) $	(9,967) $	1,272	$(1,605) $	205,646	$4,605	$98	$5,786	$8,076	$2,806
Shares:
Sold	8,918	43	2,347	3,636	980	28,797	559	74	1,120	1,121	1,280
Reinvested	1,220	31	236	348	55	7,722	10	4	71	48	70
Redeemed	(13,711)	(598)	(3,642)	(3,895)	(1,215)	(15,692)	(99)	(69)	(606)	(354)	(1,089)
Net Increase (Decrease)	(3,573)	(524)	(1,059)	89	(180)	20,827	470	9	585	815	261
Year Ended October 31, 2012
Dollars:
Sold	$108,557	$1,364	$33,173	$41,500	$10,103	$518,651	$883	$865	$9,144	$8,185	$10,090
Reinvested	12,400	528	2,311	3,023	408	69,547	19	30	525	193	604
Redeemed	(64,059)	(7,075)	(15,982)	(15,870)	(5,383)	(50,098)	(255)	(71)	(1,946)	(3,267)	(7,888)
Net Increase (Decrease)	$56,898	$(5,183) $	19,502	$28,653	$5,128	$538,100	$647	$824	$7,723	$5,111	$2,806
Shares:
Sold	11,189	141	3,400	4,271	1,042	53,427	89	90	940	836	1,032
Reinvested	1,276	54	237	310	42	7,127	2	3	54	20	62
Redeemed	(6,614)	(730)	(1,641)	(1,639)	(554)	(5,126)	(26)	(7)	(199)	(337)	(794)
Net Increase (Decrease)	5,851	(535)	1,996	2,942	530	55,428	65	86	795	519	300

Distributions:
Year Ended October 31, 2013
From net investment income $	(12,468) $	(329) $	(2,488) $	(3,476) $	(647) $	(75,706) $	(97) $	(43) $	(704) $	(471) $	(690)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(12,468) $	(329) $	(2,488) $	(3,476) $	(647) $	(75,706) $	(97) $	(43) $	(704) $	(471) $	(690)
Year Ended October 31, 2012
From net investment income $	(13,178) $	(590) $	(2,634) $	(3,060) $	(563) $	(69,565) $	(19) $	(30) $	(525) $	(193) $	(606)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(13,178) $	(590) $	(2,634) $	(3,060) $	(563) $	(69,565) $	(19) $	(30) $	(525) $	(193) $	(606)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Inflation Protection Fund
								Year Ended		Year Ended
								October 31, 2013	October 31, 2012
Operations
Net investment income (loss)								$	6,242	$7,671
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements									813	48,198
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies								(59,825)		1,382
		Net Increase (Decrease) in Net Assets Resulting from Operations						(52,770)		57,251

Dividends and Distributions to Shareholders
From net investment income									(3,836)	(2,585)
					Total Dividends and Distributions				(3,836)	(2,585)

Capital Share Transactions
Net increase (decrease) in capital share transactions									66,337	(25,756)
				Total increase (decrease) in net assets					9,731	28,910

Net Assets
Beginning of period								808,967		780,057
End of period (including undistributed net investment income as set forth below)								$818,698		$808,967
Undistributed (overdistributed) net investment income (loss)								$	(404)	$1,752

	Class A	Class C	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$5,922	$1,296	$3,257	$287,149	$498	$342	$3,763	$1,856	$2,353
Reinvested	73	–	17	3,699	2	1	16	8	16
Redeemed	(15,526)	(4,714)	(7,639)	(205,285)	(1,319)	(791)	(2,420)	(2,026)	(4,211)
Net Increase (Decrease)	$(9,531) $	(3,418) $	(4,365) $	85,563	$(819) $	(448) $	1,359	$(162) $	(1,842)
Shares:
Sold	644	143	364	32,260	56	39	423	207	264
Reinvested	8	–	2	398	–	–	2	1	1
Redeemed	(1,728)	(540)	(863)	(23,299)	(148)	(89)	(276)	(232)	(464)
Net Increase (Decrease)	(1,076)	(397)	(497)	9,359	(92)	(50)	149	(24)	(199)
Year Ended October 31, 2012
Dollars:
Sold	$14,703	$4,259	$8,484	$340,052	$981	$756	$2,551	$1,747	$3,182
Reinvested	30	2	13	2,523	1	1	4	2	7
Redeemed	(17,334)	(1,267)	(7,862)	(373,495)	(576)	(637)	(1,975)	(695)	(1,213)
Net Increase (Decrease)	$(2,601) $	2,994	$635	$(30,920) $	406	$120	$580	$1,054	$1,976
Shares:
Sold	1,634	481	969	38,134	110	87	292	196	358
Reinvested	4	–	2	284	–	–	–	–	1
Redeemed	(1,947)	(143)	(894)	(42,062)	(65)	(73)	(222)	(77)	(136)
Net Increase (Decrease)	(309)	338	77	(3,644)	45	14	70	119	223

Distributions:
Year Ended October 31, 2013
From net investment income $	(77) $	–	$(17) $	(3,699) $	(2) $	(1) $	(16) $	(8) $	(16)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(77) $	–	$(17) $	(3,699) $	(2) $	(1) $	(16) $	(8) $	(16)
Year Ended October 31, 2012
From net investment income $	(32) $	(2) $	(13) $	(2,523) $	(1) $	(1) $	(4) $	(2) $	(7)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(32) $	(2) $	(13) $	(2,523) $	(1) $	(1) $	(4) $	(2) $	(7)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									International Emerging Markets Fund
									Year Ended		Year Ended
									October 31, 2013		October 31, 2012
Operations
Net investment income (loss)									$	20,068	$	19,855
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements										9,546	(34,013)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies										48,017		78,177
		Net Increase (Decrease) in Net Assets Resulting from Operations								77,631		64,019

Dividends and Distributions to Shareholders
From net investment income									(21,495)		(17,557)
					Total Dividends and Distributions				(21,495)		(17,557)

Capital Share Transactions
Net increase (decrease) in capital share transactions									205,542		121,230
				Total increase (decrease) in net assets					261,678		167,692

Net Assets
Beginning of period									1,625,729		1,458,037
End of period (including undistributed net investment income as set forth below)									$1,887,407		$1,625,729
Undistributed (overdistributed) net investment income (loss)									$	13,001	$	17,267

	Class A	Class B	Class C	Class J	Class P Institutional		R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$21,173	$84	$2,831	$19,274	$1,435	$497,117	$1,067		$1,324	$6,750	$5,612	$10,180
Reinvested	1,012	–	–	1,862	21	17,352	36		59	363	268	478
Redeemed	(33,460)	(2,813)	(4,366)	(42,628)	(1,343)	(244,017)	(2,085)		(4,025)	(26,148)	(6,816)	(15,055)
Net Increase (Decrease)	$(11,275) $	(2,729) $	(1,535) $(21,492)		$113	$270,452	$(982) $		(2,642)	$(19,035)	$(936) $	(4,397)
Shares:
Sold	835	4	116	789	58	20,591	41		54	279	226	407
Reinvested	39	–	–	75	1	680	2		2	14	11	19
Redeemed	(1,327)	(118)	(179)	(1,764)	(54)	(9,746)	(85)		(163)	(1,081)	(278)	(606)
Net Increase (Decrease)	(453)	(114)	(63)	(900)	5	11,525	(42)		(107)	(788)	(41)	(180)
Year Ended October 31, 2012
Dollars:
Sold	$18,174	$250	$3,107	$25,135	$3,184	$267,506	$1,516		$2,081	$13,643	$7,400	$10,446
Reinvested	858	–	–	1,505	20	14,203	12		59	225	231	356
Redeemed	(26,423)	(3,747)	(3,387)	(37,901)	(2,839)	(138,846)	(2,367)		(3,975)	(10,388)	(11,066)	(7,742)
Net Increase (Decrease)	$(7,391) $	(3,497) $	(280) $(11,261) $		365	$142,863	$(839	) $	(1,835) $	3,480	$(3,435) $	3,060
Shares:
Sold	759	11	132	1,086	136	11,175	65		88	598	314	439
Reinvested	39	–	–	70	1	648	–		3	11	10	16
Redeemed	(1,108)	(166)	(147)	(1,655)	(123)	(5,933)	(101)		(173)	(445)	(470)	(325)
Net Increase (Decrease)	(310)	(155)	(15)	(499)	14	5,890	(36)		(82)	164	(146)	130

Distributions:
Year Ended October 31, 2013
From net investment income $	(1,027) $	–	$–	$(1,864) $	(32) $	(17,368) $	(36) $		(59) $	(363) $	(268) $	(478)
From net realized gain on
investments	–	–	–	–	–	–	–		–	–	–	–
Total Dividends and Distributions $	(1,027) $	–	$–	$(1,864) $	(32) $	(17,368) $	(36) $		(59) $	(363) $	(268) $	(478)
Year Ended October 31, 2012
From net investment income $	(874) $	–	$–	$(1,507) $	(30) $	(14,263) $	(12) $		(59) $	(225) $	(231) $	(356)
From net realized gain on
investments	–	–	–	–	–	–	–		–	–	–	–
Total Dividends and Distributions $	(874) $	–	$–	$(1,507) $	(30) $	(14,263) $	(12) $		(59) $	(225) $	(231) $	(356)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									LargeCap Growth Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	15,720	$	8,901
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements									422,449		207,390
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies									261,969		38,897
		Net Increase (Decrease) in Net Assets Resulting from Operations							700,138		255,188

Dividends and Distributions to Shareholders
From net investment income									(14,845)		(5,364)
					Total Dividends and Distributions				(14,845)		(5,364)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(9,176)		(121,489)
				Total increase (decrease) in net assets					676,117		128,335

Net Assets
Beginning of period									2,399,884		2,271,549
End of period (including undistributed net investment income as set forth below)									$3,076,001		$2,399,884
Undistributed (overdistributed) net investment income (loss)								$	5,873	$	5,356

Class A	Class B	Class C Class J			Class P Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$20,145	$82	$2,858	$8,594	$10,762	$697,281	$1,071	$1,947	$2,432	$5,731	$18,858
Reinvested	344	–	–	113	57	13,604	–	–	12	38	587
Redeemed	(46,388)	(3,518)	(2,183)	(10,861)	(3,912)	(593,230)	(4,861)	(5,131)	(11,630)	(5,166)	(106,812)
Net Increase (Decrease)	$(25,899) $	(3,436) $	675	$(2,154) $	6,907	$117,655	$(3,790) $	(3,184) $	(9,186) $	603	$(87,367)
Shares:
Sold	2,063	10	303	908	1,168	67,195	113	202	235	565	1,849
Reinvested	39	–	–	13	6	1,505	–	–	1	4	65
Redeemed	(4,800)	(392)	(240)	(1,158)	(406)	(58,772)	(519)	(541)	(1,138)	(498)	(10,556)
Net Increase (Decrease)	(2,698)	(382)	63	(237)	768	9,928	(406)	(339)	(902)	71	(8,642)
Year Ended October 31, 2012
Dollars:
Sold	$16,995	$255	$2,063	$7,660	$1,153	$502,592	$1,833	$1,469	$3,021	$4,159	$21,619
Reinvested	–	–	–	–	2	5,224	–	–	–	–	41
Redeemed	(46,669)	(4,980)	(3,193)	(9,179)	(924)	(548,202)	(9,373)	(2,984)	(19,152)	(15,519)	(29,400)
Net Increase (Decrease)	$(29,674) $	(4,725) $	(1,130) $	(1,519) $	231	$(40,386) $	(7,540) $	(1,515)	$(16,131)	$(11,360)	$(7,740)
Shares:
Sold	2,013	32	257	952	132	58,515	223	175	339	478	2,462
Reinvested	–	–	–	–	–	672	–	–	–	–	5
Redeemed	(5,560)	(631)	(393)	(1,143)	(108)	(62,298)	(1,167)	(373)	(2,190)	(1,743)	(3,387)
Net Increase (Decrease)	(3,547)	(599)	(136)	(191)	24	(3,111)	(944)	(198)	(1,851)	(1,265)	(920)

Distributions:
Year Ended October 31, 2013
From net investment
income	$(350) $	–	$–	$(113) $	(67) $	(13,678) $	–	$–	$(12) $	(38) $	(587)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(350) $	–	$–	$(113) $	(67) $	(13,678) $	–	$–	$(12) $	(38) $	(587)
Year Ended October 31, 2012
From net investment
income	$–	$–	$–	$–	$(3) $	(5,320) $	–	$–	$–	$–	$(41)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$–	$–	$–	$(3) $	(5,320) $	–	$–	$–	$–	$(41)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										LargeCap Growth Fund I
									Year Ended		Year Ended
									October 31, 2013	October 31, 2012
Operations
Net investment income (loss)										$22,059	$10,194
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements										406,373	220,166
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies										1,262,445	156,316
		Net Increase (Decrease) in Net Assets Resulting from Operations								1,690,877	386,676

Dividends and Distributions to Shareholders
From net investment income										(25,087)	(4,620)
From net realized gain on investments										(214,462)	(121,184)
					Total Dividends and Distributions					(239,549)	(125,804)

Capital Share Transactions
Net increase (decrease) in capital share transactions										465,703	1,375,155
				Total increase (decrease) in net assets						1,917,031	1,636,027

Net Assets
Beginning of period										4,943,716	3,307,689
End of period (including undistributed net investment income as set forth below)										$6,860,747	$4,943,716
Undistributed (overdistributed) net investment income (loss)										$5,940	$8,968

Class A(a)		Class J	Institutional	R-1	R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$1,643	$18,887	$723,800	$2,216	$3,151		$45,350	$29,956	$63,541
Reinvested	–	3,303	219,287	280	616		4,562	3,019	8,478
Redeemed	(56)	(15,610)	(552,830)	(1,311)	(4,599)		(19,108)	(15,340)	(53,532)
Net Increase (Decrease)	$1,587	$6,580	$390,257	$1,185	$(832	) $	30,804	$17,635	$18,487
Shares:
Sold	141	1,901	66,519	212	319		4,404	2,877	5,770
Reinvested	–	372	21,973	30	68		478	315	867
Redeemed	(5)	(1,606)	(49,888)	(132)	(462)		(1,841)	(1,449)	(5,133)
Net Increase (Decrease)	136	667	38,604	110	(75)		3,041	1,743	1,504
Year Ended October 31, 2012
Dollars:
Sold	N/A $	15,869	$1,515,219	$2,886	$7,264		$43,875	$32,272	$100,392
Reinvested	N/A	2,408	114,171	140	366		2,419	1,263	5,034
Redeemed	N/A	(14,739)	(371,160)	(1,184)	(4,189)		(19,199)	(7,526)	(50,426)
Net Increase (Decrease)	N/A $	3,538	$1,258,230	$1,842	$3,441		$27,095	$26,009	$55,000
Shares:
Sold	N/A	1,787	154,930	309	789		4,646	3,467	10,449
Reinvested	N/A	313	13,293	17	46		293	153	598
Redeemed	N/A	(1,682)	(36,767)	(128)	(462)		(1,983)	(799)	(5,071)
Net Increase (Decrease)	N/A	418	131,456	198	373		2,956	2,821	5,976

Distributions:
Year Ended October 31, 2013
From net investment
income	$–	$(56)	$(24,207)	$–	$–		$(83)	$(171) $	(570)
From net realized gain on
investments	–	(3,251)	(195,080)	(280)	(616)		(4,479)	(2,848)	(7,908)
Total Dividends and Distributions $	–	$(3,307) $	(219,287)	$(280) $	(616) $		(4,562) $	(3,019) $	(8,478)
Year Ended October 31, 2012
From net investment
income	N/A $	–	$(4,620)	$–	$–		$–	$–	$–
From net realized gain on
investments	N/A	(2,410)	(109,552)	(140)	(366)		(2,419)	(1,263)	(5,034)
Total Dividends and Distributions	N/A $	(2,410) $	(114,172)	$(140) $	(366) $		(2,419) $	(1,263) $	(5,034)

(a)	Period from March 1, 2013, date operations commenced, through October 31, 2013.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								LargeCap S&P 500 Index Fund
								Year Ended		Year Ended
								October 31, 2013	October 31, 2012
Operations
Net investment income (loss)								$	60,376	$46,586
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements									35,515	26,397
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies								670,382		277,005
		Net Increase (Decrease) in Net Assets Resulting from Operations						766,273		349,988

Dividends and Distributions to Shareholders
From net investment income								(52,369)		(41,058)
					Total Dividends and Distributions			(52,369)		(41,058)

Capital Share Transactions
Net increase (decrease) in capital share transactions								180,781		205,548
				Total increase (decrease) in net assets				894,685		514,478

Net Assets
Beginning of period								2,816,532		2,302,054
End of period (including undistributed net investment income as set forth below)								$3,711,217		$2,816,532
Undistributed (overdistributed) net investment income (loss)								$	44,444	$36,448

	Class A	Class C	Class J	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$33,712	$8,063	$54,570	$312,955	$3,366	$7,456	$48,545	$44,948	$90,170
Reinvested	2,443	86	5,619	34,383	188	443	2,673	2,019	4,470
Redeemed	(29,919)	(2,454)	(59,727)	(233,262)	(5,684)	(10,686)	(45,175)	(21,588)	(66,833)
Net Increase (Decrease)	$6,236	$5,695	$462	$114,076	$(2,130) $	(2,787) $	6,043	$25,379	$27,807
Shares:
Sold	2,983	708	4,927	28,167	304	667	4,454	4,041	8,094
Reinvested	244	9	566	3,442	19	44	267	201	442
Redeemed	(2,719)	(226)	(5,451)	(20,951)	(510)	(992)	(4,073)	(1,953)	(6,092)
Net Increase (Decrease)	508	491	42	10,658	(187)	(281)	648	2,289	2,444
Year Ended October 31, 2012
Dollars:
Sold	$15,051	$2,668	$31,707	$285,806	$3,150	$9,716	$59,766	$26,807	$63,962
Reinvested	2,185	65	4,940	25,845	164	395	1,939	1,911	3,571
Redeemed	(26,468)	(1,672)	(51,388)	(97,081)	(4,583)	(12,886)	(38,179)	(43,481)	(58,362)
Net Increase (Decrease)	$(9,232) $	1,061	$(14,741) $	214,570	$(1,269) $	(2,775) $	23,526	$(14,763) $	9,171
Shares:
Sold	1,581	284	3,349	30,194	335	1,018	6,361	2,811	6,600
Reinvested	251	8	572	2,978	19	45	222	219	406
Redeemed	(2,789)	(178)	(5,465)	(10,169)	(485)	(1,364)	(3,962)	(4,538)	(6,241)
Net Increase (Decrease)	(957)	114	(1,544)	23,003	(131)	(301)	2,621	(1,508)	765

Distributions:
Year Ended October 31, 2013
From net investment
income	$(2,480) $	(88) $	(5,624)	$(34,384)	$(188) $	(443) $	(2,673) $	(2,019) $	(4,470)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(2,480) $	(88) $	(5,624)	$(34,384)	$(188) $	(443) $	(2,673) $	(2,019) $	(4,470)
Year Ended October 31, 2012
From net investment
income	$(2,222) $	(67) $	(4,944)	$(25,845)	$(164) $	(395) $	(1,939) $	(1,911) $	(3,571)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(2,222) $	(67) $	(4,944)	$(25,845)	$(164) $	(395) $	(1,939) $	(1,911) $	(3,571)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									LargeCap Value Fund
									Year Ended		Year Ended
									October 31, 2013		October 31, 2012
Operations
Net investment income (loss)									$	45,181	$30,700
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements									337,209		81,716
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies									162,013		172,465
			Net Increase (Decrease) in Net Assets Resulting from Operations						544,403		284,881

Dividends and Distributions to Shareholders
From net investment income									(38,399)		(20,946)
						Total Dividends and Distributions			(38,399)		(20,946)

Capital Share Transactions
Net increase (decrease) in capital share transactions									943,708		92,480
					Total increase (decrease) in net assets				1,449,712		356,415

Net Assets
Beginning of period									1,849,735		1,493,320
End of period (including undistributed net investment income as set forth below)									$3,299,447		$1,849,735
Undistributed (overdistributed) net investment income (loss)									$	31,324	$24,851

	Class A		Class B	Class C	Class J	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$14,716		$166	$5,077	$16,036	$1,082,848	$299	$1,372	$839	$2,299	$10,903
Reinvested	2,556		4	21	847	34,555	14	25	46	34	234
Redeemed	(23,203)		(1,141)	(1,085)	(12,827)	(177,337)	(199)	(470)	(621)	(2,310)	(9,990)
Net Increase (Decrease)	$(5,931	) $	(971) $	4,013	$4,056	$940,066	$114	$927	$264	$23	$1,147
Shares:
Sold	1,205		13	419	1,348	84,103	26	109	70	190	963
Reinvested	235		–	2	79	3,185	1	2	4	3	21
Redeemed	(1,918)		(94)	(86)	(1,075)	(14,477)	(17)	(40)	(52)	(187)	(804)
Net Increase (Decrease)	(478)		(81)	335	352	72,811	10	71	22	6	180
Year Ended October 31, 2012
Dollars:
Sold	$7,228		$93	$438	$7,613	$232,596	$338	$247	$630	$1,149	$2,070
Reinvested	1,367		–	4	412	19,014	6	11	23	24	50
Redeemed	(22,373)		(2,100)	(480)	(9,204)	(140,911)	(606)	(692)	(1,035)	(1,694)	(1,738)
Net Increase (Decrease)	$(13,778	) $	(2,007) $	(38) $	(1,179) $	110,699	$(262) $	(434) $	(382) $	(521) $	382
Shares:
Sold	719		10	43	760	23,002	34	24	61	111	200
Reinvested	148		–	1	45	2,069	1	1	3	3	5
Redeemed	(2,214)		(211)	(48)	(934)	(13,809)	(61)	(68)	(102)	(164)	(169)
Net Increase (Decrease)	(1,347)		(201)	(4)	(129)	11,262	(26)	(43)	(38)	(50)	36

Distributions:
Year Ended October 31, 2013
From net investment income $	(2,617)		$(4) $	(22) $	(848)	$(34,555)	$(14)	$(25)	$(46) $	(34) $	(234)
From net realized gain on
investments	–		–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(2,617) $		(4) $	(22) $	(848) $	(34,555)	$(14) $	(25) $	(46) $	(34) $	(234)
Year Ended October 31, 2012
From net investment income $	(1,401) $		–	$(4) $	(413) $	(19,014)	$(6) $	(11) $	(23) $	(24) $	(50)
From net realized gain on
investments	–		–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(1,401) $		–	$(4) $	(413) $	(19,014)	$(6) $	(11) $	(23) $	(24) $	(50)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									MidCap Fund(a)
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$20,318		$	14,000
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements								164,411			62,360
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies								1,292,913		340,473
		Net Increase (Decrease) in Net Assets Resulting from Operations						1,477,642		416,833

Dividends and Distributions to Shareholders
From net investment income								(40,041)			(7,270)
From net realized gain on investments								(57,420)		(110,330)
					Total Dividends and Distributions			(97,461)		(117,600)

Capital Share Transactions
Net increase (decrease) in capital share transactions								2,260,384		1,684,986
					Total increase (decrease) in net assets			3,640,565		1,984,219

Net Assets
Beginning of period								3,670,608		1,686,389
End of period (including undistributed net investment income as set forth below)								$7,311,173		$3,670,608
Undistributed (overdistributed) net investment income (loss)								$	(6,500)	$	8,920

	Class A	Class B Class C		Class J	Class P Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$863,981	$579	$178,517	$35,361	$707,274	$1,438,002	$12,913	$23,384	$77,548	$68,211	$114,519
Reinvested	25,868	286	2,350	5,348	12,709	33,991	202	395	1,976	2,310	2,162
Redeemed	(413,722)	(8,757)	(22,310)	(41,363)	(186,332)	(566,559)	(3,537)	(12,167)	(30,323)	(29,950)	(32,482)
Net Increase (Decrease)	$476,127	$(7,892) $ 158,557		$(654) $ 533,651		$905,434	$9,578	$11,612	$49,201	$40,571	$84,199
Shares:
Sold	49,698	35	10,928	2,172	39,614	81,129	764	1,390	4,494	3,881	6,541
Reinvested	1,655	19	157	354	805	2,148	14	26	128	146	137
Redeemed	(23,698)	(528)	(1,328)	(2,487)	(10,472)	(31,551)	(210)	(709)	(1,761)	(1,687)	(1,841)
Net Increase (Decrease)	27,655	(474)	9,757	39	29,947	51,726	568	707	2,861	2,340	4,837
Year Ended October 31, 2012
Dollars:
Sold	$501,563	$812	$91,328	$34,136	$481,539	$934,873	$6,256	$14,580	$60,678	$55,569	$48,945
Reinvested	39,698	1,582	1,898	11,863	13,638	34,874	122	497	1,258	2,946	3,256
Redeemed	(182,937)	(13,059)	(12,443)	(39,429)	(72,207)	(268,696)	(1,056)	(4,470)	(10,511)	(20,203)	(31,914)
Net Increase (Decrease)	$358,324	$(10,665)	$80,783	$6,570	$422,970	$701,051	$5,322	$10,607	$51,425	$38,312	$20,287
Shares:
Sold	34,556	58	6,527	2,454	33,300	63,600	442	1,049	4,197	3,756	3,342
Reinvested	3,081	127	154	954	1,045	2,665	10	40	99	225	251
Redeemed	(12,635)	(937)	(886)	(2,823)	(4,916)	(18,427)	(77)	(314)	(728)	(1,370)	(2,159)
Net Increase (Decrease)	25,002	(752)	5,795	585	29,429	47,838	375	775	3,568	2,611	1,434

Distributions:
Year Ended October 31, 2013
From net investment
income	$(10,317) $	– $	(869) $	(1,896) $	(5,990) $	(18,191)	$(69) $	(161) $	(749) $	(907) $	(892)
From net realized gain on
investments	(17,330)	(292)	(2,230)	(3,460)	(7,863)	(21,867)	(133)	(343)	(1,227)	(1,403)	(1,272)
Total Dividends and
Distributions	$(27,647) $	(292) $	(3,099) $	(5,356) $	(13,853) $	(40,058)	$(202) $	(504) $	(1,976) $	(2,310) $	(2,164)
Year Ended October 31, 2012
From net investment
income	$(1,389) $	– $	–	$(308) $	(1,334) $	(3,843)	$–	$–	$(5) $	(189) $	(202)
From net realized gain on
investments	(40,212)	(1,617)	(2,579)	(11,573)	(12,982)	(33,675)	(122)	(503)	(1,253)	(2,757)	(3,057)
Total Dividends and
Distributions	$(41,601) $	(1,617) $	(2,579) $ (11,881) $		(14,316) $	(37,518)	$(122) $	(503) $	(1,258) $	(2,946) $	(3,259)

(a)	Effective March 1, 2013, MidCap Blend Fund changed its name to MidCap Fund.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Money Market Fund
										Year Ended		Year Ended
										October 31, 2013		October 31, 2012
Operations
Net investment income (loss)										$	–			$–
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements											149			4
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies											–			–
			Net Increase (Decrease) in Net Assets Resulting from Operations								149			4

Capital Share Transactions
Net increase (decrease) in capital share transactions											12,653			(214,857)
						Total increase (decrease) in net assets					12,802			(214,853)

Net Assets
Beginning of period											1,123,781			1,338,634
End of period (including undistributed net investment income as set forth below)											$1,136,583			$1,123,781
Undistributed (overdistributed) net investment income (loss)										$	(2)			$–

	Class A		Class B	Class C	Class J	Institutional		R-1 (a)	R-2 (a)	R-3 (a)	R-4 (a)	R-5	(a)
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$598,551		$2,350	$26,882	$180,552	$578,995		N/A	N/A	N/A	N/A	N/A
Redeemed	(584,145)		(8,230)	(22,972)	(184,630)	(574,700)		N/A	N/A	N/A	N/A	N/A
Net Increase (Decrease)	$14,406		$(5,880)	$3,910	$(4,078)	$4,295		N/A	N/A	N/A	N/A	N/A
Shares:
Sold	598,551		2,350	26,881	180,552	578,995		N/A	N/A	N/A	N/A	N/A
Redeemed	(584,145)		(8,230)	(22,972)	(184,630)	(574,700)		N/A	N/A	N/A	N/A	N/A
Net Increase (Decrease)	14,406		(5,880)	3,909	(4,078)	4,295		N/A	N/A	N/A	N/A	N/A
Year Ended October 31, 2012
Dollars:
Sold	$442,667		$3,747	$11,727	$128,717	$320,222		$1,197	$1,003	$6,140	$3,954	$11,723
Redeemed	(500,860)		(14,548)	(21,963)	(163,054)	(229,692)		(9,895)	(22,201)	(53,122)	(28,124)	(102,495)
Net Increase (Decrease)	$(58,193) $ (10,801)			$(10,236) $ (34,337) $		90,530		$(8,698)$	(21,198)	$(46,982)	$(24,170)	$(90,772)
Shares:
Sold	442,667		3,747	11,727	128,717	320,222		1,197	1,003	6,140	3,954	11,723
Redeemed	(500,860)		(14,548)	(21,963)	(163,054)	(229,692)		(9,895)	(22,201)	(53,122)	(28,124)	(102,495)
Net Increase (Decrease)	(58,193)		(10,801)	(10,236)	(34,337)	90,530		(8,698)	(21,198)	(46,982)	(24,170)	(90,772)

Distributions:
Year Ended October 31, 2013
From net investment
income	$–	$	– $	–	$–	$–		N/A	N/A	N/A	N/A	N/A
From net realized gain on
investments	–		–	–	–	–		N/A	N/A	N/A	N/A	N/A
Total Dividends and
Distributions	$–	$	– $	–	$–	$–		N/A	N/A	N/A	N/A	N/A
Year Ended October 31, 2012
From net investment
income	$–	$	– $	–	$–	$–	$	– $	– $	–	$–	$–
From net realized gain on
investments	–		–	–	–	–		–	–	–	–	–
Total Dividends and
Distributions	$–	$	– $	–	$–	$–	$	– $	– $	–	$–	$–

(a)	Class R-1, R-2, R-3, R-4 and R-5 shares discontinued operations on March 6, 2012.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal Capital Appreciation Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	28,199	$19,769
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements									58,459	30,709
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies								414,442		143,648
		Net Increase (Decrease) in Net Assets Resulting from Operations						501,100		194,126

Dividends and Distributions to Shareholders
From net investment income								(26,749)		(14,952)
From net realized gain on investments								(20,351)		(20,341)
					Total Dividends and Distributions			(47,100)		(35,293)

Capital Share Transactions
Net increase (decrease) in capital share transactions									32,293	(5,481)
				Total increase (decrease) in net assets				486,293		153,352

Net Assets
Beginning of period								1,763,135		1,609,783
End of period (including undistributed net investment income as set forth below)								$2,249,428		$1,763,135
Undistributed (overdistributed) net investment income (loss)								$	17,823	$16,402

	Class A	Class B	Class C	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$63,018	$275	$9,262	$6,233	$190,747	$479	$766	$9,118	$5,544	$10,798
Reinvested	13,903	610	499	344	30,059	37	43	347	256	481
Redeemed	(86,635)	(15,747)	(5,887)	(3,772)	(187,204)	(1,279)	(877)	(3,283)	(2,060)	(3,782)
Net Increase (Decrease)	$(9,714) $(14,862)		$3,874	$2,805	$33,602	$(763) $	(68) $	6,182	$3,740	$7,497
Shares:
Sold	1,349	7	233	132	3,863	11	17	204	117	228
Reinvested	329	17	14	8	704	1	1	8	6	11
Redeemed	(1,878)	(405)	(152)	(82)	(3,992)	(28)	(19)	(71)	(43)	(82)
Net Increase (Decrease)	(200)	(381)	95	58	575	(16)	(1)	141	80	157
Year Ended October 31, 2012
Dollars:
Sold	$47,070	$296	$4,193	$6,666	$126,157	$369	$267	$5,470	$6,152	$9,908
Reinvested	11,368	781	350	180	21,321	32	37	174	159	432
Redeemed	(99,930)	(22,507)	(4,688)	(2,480)	(94,082)	(348)	(502)	(4,108)	(5,048)	(13,170)
Net Increase (Decrease)	$(41,492) $(21,430)		$(145) $	4,366	$53,396	$53	$(198) $	1,536	$1,263	$(2,830)
Shares:
Sold	1,170	9	122	160	3,131	9	7	136	156	249
Reinvested	309	25	11	5	572	1	1	5	5	12
Redeemed	(2,486)	(663)	(137)	(61)	(2,292)	(9)	(13)	(104)	(126)	(316)
Net Increase (Decrease)	(1,007)	(629)	(4)	104	1,411	1	(5)	37	35	(55)

Distributions:
Year Ended October 31, 2013
From net investment income $	(7,478) $	(107) $	(193) $	(221) $	(18,112) $	(16) $	(20) $	(188) $	(142) $	(272)
From net realized gain on
investments	(6,837)	(520)	(339)	(163)	(11,966)	(21)	(23)	(159)	(114)	(209)
Total Dividends and Distributions $ (14,315)		$(627) $	(532) $	(384) $	(30,078) $	(37) $	(43) $	(347) $	(256) $	(481)
Year Ended October 31, 2012
From net investment income $	(4,517) $	– $	(28) $	(89) $	(9,974) $	(12) $	(13) $	(72) $	(64) $	(183)
From net realized gain on
investments	(7,223)	(807)	(344)	(113)	(11,364)	(20)	(24)	(102)	(95)	(249)
Total Dividends and Distributions $ (11,740)		$(807) $	(372) $	(202) $	(21,338) $	(32) $	(37) $	(174) $	(159) $	(432)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Real Estate Securities Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	26,048	$	21,692
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements								216,748		255,235
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies								(69,792)		(60,814)
		Net Increase (Decrease) in Net Assets Resulting from Operations						173,004		216,113

Dividends and Distributions to Shareholders
From net investment income								(19,817)		(15,917)
					Total Dividends and Distributions			(19,817)		(15,917)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(222,462)		(470,648)
				Total increase (decrease) in net assets				(69,275)		(270,452)

Net Assets
Beginning of period								1,468,583		1,739,035
End of period (including undistributed net investment income as set forth below)								$1,399,308		$1,468,583
Undistributed (overdistributed) net investment income (loss)								$	10,964	$	4,733

	Class A	Class B	Class C	Class J	Class P Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$45,502	$223	$10,158	$20,058	$27,011	$390,566	$1,682	$3,860	$14,013	$17,997	$21,751
Reinvested	1,537	2	66	1,573	283	12,413	48	114	492	540	1,407
Redeemed	(61,172)	(2,691)	(6,013)	(35,554)	(19,123)	(589,167)	(3,448)	(6,505)	(20,093)	(14,956)	(35,036)
Net Increase (Decrease)	$(14,133) $	(2,466) $	4,211	$(13,923) $	8,171	$(186,188) $	(1,718) $	(2,531) $	(5,588) $	3,581	$(11,878)
Shares:
Sold	2,146	10	480	962	1,289	18,517	80	188	666	865	1,038
Reinvested	73	–	3	77	13	594	2	6	24	27	69
Redeemed	(2,943)	(129)	(288)	(1,731)	(892)	(27,725)	(165)	(319)	(983)	(731)	(1,716)
Net Increase (Decrease)	(724)	(119)	195	(692)	410	(8,614)	(83)	(125)	(293)	161	(609)
Year Ended October 31, 2012
Dollars:
Sold	$58,341	$273	$7,270	$22,287	$10,328	$361,015	$2,999	$4,944	$17,954	$17,382	$28,913
Reinvested	1,030	–	–	1,015	75	11,207	28	75	308	331	1,051
Redeemed	(40,818)	(4,261)	(5,302)	(28,338)	(7,807)	(865,437)	(3,162)	(4,260)	(13,559)	(13,877)	(30,653)
Net Increase (Decrease)	$18,553	$(3,988) $	1,968	$(5,036) $	2,596	$(493,215) $	(135) $	759	$4,703	$3,836	$(689)
Shares:
Sold	3,190	14	388	1,206	542	19,157	160	269	962	949	1,563
Reinvested	53	–	–	54	4	589	1	4	16	18	56
Redeemed	(2,190)	(229)	(287)	(1,552)	(409)	(45,765)	(167)	(235)	(733)	(745)	(1,622)
Net Increase (Decrease)	1,053	(215)	101	(292)	137	(26,019)	(6)	38	245	222	(3)

Distributions:
Year Ended October 31, 2013
From net investment
income	$(1,566) $	(2) $	(72) $	(1,575) $	(440) $	(13,555) $	(48) $	(119) $	(493) $	(540) $	(1,407)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(1,566) $	(2) $	(72) $	(1,575) $	(440) $	(13,555) $	(48) $	(119) $	(493) $	(540) $	(1,407)
Year Ended October 31, 2012
From net investment
income	$(1,054) $	–	$–	$(1,016) $	(214) $	(11,836) $	(28) $	(76) $	(311) $	(331) $	(1,051)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(1,054) $	–	$–	$(1,016) $	(214) $	(11,836) $	(28) $	(76) $	(311) $	(331) $	(1,051)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Short-Term Income Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	25,287	$25,074
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements									9,035	6,762
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies								(12,401)		27,088
		Net Increase (Decrease) in Net Assets Resulting from Operations							21,921	58,924

Dividends and Distributions to Shareholders
From net investment income								(23,658)		(23,851)
					Total Dividends and Distributions			(23,658)		(23,851)

Capital Share Transactions
Net increase (decrease) in capital share transactions								258,029		342,648
				Total increase (decrease) in net assets				256,292		377,721

Net Assets
Beginning of period								1,525,830		1,148,109
End of period (including undistributed net investment income as set forth below)								$1,782,122		$1,525,830
Undistributed (overdistributed) net investment income (loss)								$	2,859	$1,229

	Class A	Class C	Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$232,786	$47,597	$65,046	$97,641	$389,920	$673	$1,238	$10,743	$3,385	$16,078
Reinvested	4,583	413	1,414	421	15,800	15	14	91	45	86
Redeemed	(259,894)	(41,878)	(48,961)	(82,531)	(167,397)	(1,083)	(802)	(10,420)	(2,157)	(14,837)
Net Increase (Decrease)	$(22,525) $	6,132	$17,499	$15,531	$238,323	$(395) $	450	$414	$1,273	$1,327
Shares:
Sold	18,983	3,880	5,304	7,964	31,819	55	101	876	276	1,316
Reinvested	373	33	115	35	1,288	1	1	7	4	7
Redeemed	(21,218)	(3,413)	(3,997)	(6,729)	(13,659)	(88)	(65)	(849)	(176)	(1,212)
Net Increase (Decrease)	(1,862)	500	1,422	1,270	19,448	(32)	37	34	104	111
Year Ended October 31, 2012
Dollars:
Sold	$192,010	$35,046	$49,676	$42,318	$339,422	$1,966	$1,295	$8,843	$2,632	$2,317
Reinvested	5,166	713	1,318	345	15,282	16	10	61	37	51
Redeemed	(166,454)	(29,586)	(19,642)	(30,258)	(104,890)	(851)	(376)	(1,678)	(690)	(1,451)
Net Increase (Decrease)	$30,722	$6,173	$31,352	$12,405	$249,814	$1,131	$929	$7,226	$1,979 $	917
Shares:
Sold	15,907	2,897	4,105	3,504	28,102	162	107	725	218	192
Reinvested	428	59	109	29	1,264	1	1	5	3	4
Redeemed	(13,849)	(2,450)	(1,628)	(2,505)	(8,683)	(70)	(31)	(139)	(57)	(120)
Net Increase (Decrease)	2,486	506	2,586	1,028	20,683	93	77	591	164	76

Distributions:
Year Ended October 31, 2013
From net investment
income	$(4,873) $	(471) $	(1,434) $	(724) $	(15,899) $	(15) $	(14) $	(91) $	(45) $	(92)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(4,873) $	(471) $	(1,434) $	(724) $	(15,899) $	(15) $	(14) $	(91) $	(45) $	(92)
Year Ended October 31, 2012
From net investment
income	$(5,497) $	(851) $	(1,330) $	(642) $	(15,356) $	(16) $	(10) $	(61) $	(37) $	(51)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(5,497) $	(851) $	(1,330) $	(642) $	(15,356) $	(16) $	(10) $	(61) $	(37) $	(51)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									SmallCap Blend Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	1,171		$559
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements									56,606		31,027
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies									83,602		(6,711)
		Net Increase (Decrease) in Net Assets Resulting from Operations							141,379		24,875

Dividends and Distributions to Shareholders
From net investment income									(1,547)		–
From net realized gain on investments									(2,003)		–
					Total Dividends and Distributions				(3,550)		–

Capital Share Transactions
Net increase (decrease) in capital share transactions									(9,224)		123,474
				Total increase (decrease) in net assets					128,605		148,349

Net Assets
Beginning of period									358,489		210,140
End of period (including undistributed net investment income as set forth below)									$487,094		$358,489
Undistributed (overdistributed) net investment income (loss)								$	98		$560

	Class A	Class B	Class C	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$22,398	$229	$3,615	$18,811	$1,364	$537	$646	$1,178	$1,825	$3,210
Reinvested	1,124	26	45	1,489	639	14	14	47	32	107
Redeemed	(25,623)	(2,349)	(2,248)	(25,665)	(898)	(898)	(1,359)	(1,780)	(1,809)	(3,945)
Net Increase (Decrease)	$(2,101) $	(2,094) $	1,412	$(5,365) $	1,105	$(347) $	(699) $	(555) $	48	$(628)
Shares:
Sold	1,189	13	199	1,042	71	31	36	64	95	171
Reinvested	70	2	3	97	39	1	1	3	2	7
Redeemed	(1,411)	(141)	(128)	(1,477)	(46)	(50)	(82)	(99)	(93)	(213)
Net Increase (Decrease)	(152)	(126)	74	(338)	64	(18)	(45)	(32)	4	(35)
Year Ended October 31, 2012
Dollars:
Sold	$9,356	$69	$1,236	$6,155	$1,403	$201	$248	$681	$629	$1,496
Issued in acquisitions	57,056	3,357	5,812	70,064	8,169	2,375	2,481	5,877	2,360	8,892
Redeemed	(19,578)	(3,096)	(1,831)	(21,430)	(6,741)	(720)	(1,160)	(2,324)	(2,301)	(5,262)
Net Increase (Decrease)	$46,834	$330	$5,217	$54,789	$2,831	$1,856	$1,569	$4,234	$688	$5,126
Shares:
Sold	623	5	86	427	88	14	17	45	41	96
Issued in acquisitions	3,660	230	386	4,653	505	155	162	376	148	551
Redeemed	(1,299)	(221)	(125)	(1,475)	(435)	(48)	(78)	(151)	(147)	(331)
Net Increase (Decrease)	2,984	14	347	3,605	158	121	101	270	42	316

Distributions:
Year Ended October 31, 2013
From net investment income $	(414) $	(1) $	(2) $	(642) $	(392) $	(2) $	(1) $	(20) $	(15) $	(58)
From net realized gain on
investments	(719)	(26)	(45)	(848)	(247)	(12)	(13)	(27)	(17)	(49)
Total Dividends and Distributions $	(1,133) $	(27) $	(47) $	(1,490) $	(639) $	(14) $	(14) $	(47) $	(32) $	(107)
Year Ended October 31, 2012
From net investment income $	–	$–	$–	$–	$–	$–	$–	$–	$–	$–
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$–	$–	$–	$–	$–	$–	$–	$–	$–

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						Tax-Exempt Bond Fund
						Year Ended	Year Ended
						October 31, 2013	October 31, 2012
Operations
Net investment income (loss)						$10,410	$10,163
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, and swap agreements						(2,035)	1,206
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
swap agreements, and translation of assets and liabilities in foreign currencies						(18,889)	14,650
			Net Increase (Decrease) in Net Assets Resulting from Operations			(10,514)	26,019

Dividends and Distributions to Shareholders
From net investment income						(10,379)	(9,922)
					Total Dividends and Distributions	(10,379)	(9,922)

Capital Share Transactions
Net increase (decrease) in capital share transactions						(28,337)	17,611
					Total increase (decrease) in net assets	(49,230)	33,708

Net Assets
Beginning of period						265,225	231,517
End of period (including undistributed net investment income as set forth below)						$215,995	$265,225
Undistributed (overdistributed) net investment income (loss)						$609	$737

	Class A		Class B		Class C
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$34,889		$52		$3,070
Reinvested	8,204		46		288
Redeemed	(68,764)		(1,039)		(5,083)
Net Increase (Decrease)	$(25,671	) $	(941	) $	(1,725)
Shares:
Sold	4,603		7		412
Reinvested	1,120		6		39
Redeemed	(9,456)		(141)		(697)
Net Increase (Decrease)	(3,733)		(128)		(246)
Year Ended October 31, 2012
Dollars:
Sold	$32,758		$120		$4,805
Reinvested	7,453		66		237
Redeemed	(25,232)		(1,144)		(1,452)
Net Increase (Decrease)	$14,979		$(958	) $	3,590
Shares:
Sold	4,425		16		648
Reinvested	1,006		9		32
Redeemed	(3,408)		(155)		(196)
Net Increase (Decrease)	2,023		(130)		484

Distributions:
Year Ended October 31, 2013
From net investment income $	(9,987	) $	(50	) $	(342)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions $	(9,987	) $	(50	) $	(342)
Year Ended October 31, 2012
From net investment income $	(9,561	) $	(75	) $	(286)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions $	(9,561	) $	(75	) $	(286)

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Bond & Mortgage Securities Fund, California Municipal Fund, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Fund, Money Market Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Blend Fund and Tax-Exempt Bond Fund (known as the "Funds") are presented herein. The Funds may offer up to ten classes of shares: Class A, Class C, Class J, Class P, Institutional, R-1, R-2, R-3, R-4 and R-5. Class B shares of the Funds are no longer available for purchase. Information presented in these financial statements pertains to the Class A, Class B, Class C, and Class P shares. Certain detailed financial information for the Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares is provided separately.

Effective February 17, 2012, SmallCap Blend Fund acquired all the assets and assumed all the liabilities of SmallCap Growth Fund and SmallCap Value Fund pursuant to a plan of acquisition approved by shareholders on February 6, 2012. The purpose of the acquisition was to combine three funds managed by Principal Management Corporation (the “Manager”) with similar investment objectives, principal policies, and risks. The acquisitions were accomplished by a tax-free exchange of 9,305,000 and 5,577,000 shares from SmallCap Growth Fund and SmallCap Value Fund, respectively, for 5,048,000 and 5,779,000 shares valued at $77,655,000 and $88,788,000 of SmallCap Blend Fund at an approximate exchange rate of .55, .56, .55, .53, .57, .54, .55, .55, .56 and .56 for Class A, Class B, Class C, Class J, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares and 1.04, 1.07, 1.05, 1.04, 1.01, 1.04, 1.04, 1.04, 1.02 and 1.02 for Class A, Class B, Class C, Class J, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares, respectively. The investment securities of SmallCap Growth Fund, with a fair value of approximately $76,026,000 and a cost of $66,907,000, and the investment securities of SmallCap Value Fund with a fair value of approximately $86,640,000 and a cost of $79,096,000 at February 17, 2012 were the primary assets acquired by SmallCap Blend Fund. For financial reporting purposes, assets received and shares issued by SmallCap Blend Fund were recorded at fair value; however, the cost basis of the investments received from SmallCap Growth Fund and SmallCap Value Fund was carried forward to align ongoing reporting of SmallCap Blend Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of SmallCap Growth Fund, SmallCap Value Fund and SmallCap Blend Fund immediately prior to the acquisition in accordance with U.S. GAAP were approximately $77,655,000 ($21,950,000 of accumulated realized losses and $9,119,000 of unrealized appreciation), $88,788,000 ($22,070,000 of accumulated realized losses and $7,544,000 of unrealized appreciation), and $233,320,000, respectively. The aggregate net assets of SmallCap Blend Fund immediately following the acquisition were $399,763,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitations.

Assuming the acquisition had been completed on November 1, 2011, the beginning of the fiscal year for SmallCap Blend Fund, SmallCap Blend Fund’s pro forma results of operations for the period ended April 30, 2012, would have been $423,000 of net investment gain, $43,477,000 of net realized and unrealized gain on investments, and $43,900,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of SmallCap Blend Fund that have been included in the SmallCap Blend Fund’s statement of operations since February 17, 2012.

Effective March 6, 2012, Money Market Fund discontinued the operations of Classes R-1, R-2, R-3, R-4 & R-5 and remitted the redemption proceeds to the respective shareholders.

Effective March 1, 2013, the initial purchase of $10,000 of Class A shares of High Yield Fund I was made by the Manager. Effective March 1, 2013, the initial purchase of $10,000 of Class A shares of LargeCap Growth Fund I was made by the Manager. Effective March 1, 2013, MidCap Blend Fund changed its name to MidCap Fund.

On April 25, 2013, the Manager made a payment to Money Market Fund to cover certain realized losses related to prior year’s security dispositions where the market based valuation had fallen below the value of the security under the amortized cost method. The amount of the payment is included in Money Market Fund’s statement of operations.

All classes of shares for each of the Funds represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. The Funds (with the exception of Money Market Fund) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are reflected in the Funds’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates fair value. Money Market Fund values its securities, other than holdings of other publically traded investment funds, at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Other publically traded investment funds are valued at the funds’ net asset value. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

2. Significant Accounting Policies (continued)

The following funds held securities denominated in foreign currencies that exceeded 5% of net assets of the fund:

Diversified		Global Real Estate		Inflation		International
International Fund		Securities Fund		Protection Fund		Emerging Markets Fund
Euro	17.9%	Japanese Yen	14.7%	Euro	6.0%	Hong Kong Dollar	18.2%
British Pound	17.8	Hong Kong Dollar	9.7			South Korean Won	16.2
Japanese Yen	16.9	British Pound	7.1			Taiwan Dollar	11.3
Canadian Dollar	8.7	Australian Dollar	6.3			Brazilian Real	7.8
Swiss Franc	5.2	Euro	5.8			South African Rand	6.3

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

Distributions to Shareholders. With respect to Money Market Fund, all net investment income and any realized gains from investment transactions are declared as dividends daily to settled shares of record as of that day. With respect to Bond & Mortgage Securities Fund, California Municipal Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Short-Term Income Fund and Tax-Exempt Bond Fund, net investment income is declared as dividends daily to settled shares of record as of that day, and all distributions of realized gains from investment transactions are recorded on the ex-dividend date. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Global Real Estate Securities Fund and Real Estate Securities Fund receive substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Funds. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2013, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2010-2013. No examinations are in progress at this time.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

2. Significant Accounting Policies (continued)

Foreign Taxes. Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

Gains realized upon the disposition of certain foreign securities held by the Funds may be subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains and, if any, is shown on the statement of operations. Realized losses in excess of gains may be carried forward to offset future gains. In addition, the Funds accrue an estimated deferred tax liability for future gains on certain foreign securities. Any accrued tax liability is shown on the statement of assets and liabilities. At October 31, 2013, Diversified International Fund had no foreign tax refund receivable and had a deferred tax liability of $405,000 and International Emerging Markets Fund had no foreign tax refund receivable and no deferred tax liability relating to foreign securities.

Recent Accounting Pronouncements. In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2013-08 Financial Services –Investment Companies to amend the criteria for an entity to qualify as an investment company. In addition, the ASU (1) requires new disclosure for all investment companies and (2) amends the measurement criteria for certain interests in other investment companies. ASU 2013-08 is effective prospectively during interim and annual periods in fiscal years beginning after December 15, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended October 31, 2013 Global Diversified Income Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, International Emerging Markets Fund, LargeCap Growth Fund, MidCap Fund, and Real Estate Securities Fund each borrowed from the Facility. Bond & Mortgage Securities Fund, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, International Emerging Markets Fund, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund, Short-Term Income Fund, and SmallCap Blend Fund each loaned to the Facility. The interest expense associated with these borrowings is included in other expenses on the statements of operations. The interest received is included in interest on the statements of operations.

In addition, certain of the Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. During the year ended October 31, 2013, California Municipal Fund, Diversified International Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, International Emerging Markets Fund, LargeCap Growth Fund I, LargeCap S&P 500 Index Fund, LargeCap Value Fund, Real Estate Securities Fund, and Tax-Exempt Bond Fund, borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

3. Operating Policies (Continued)

Credit Linked Notes. Global Diversified Income Fund invests in structured notes whose market values are primarily derived from changes in the value of various credit indices and other factors. Valuations on these securities may be volatile as the payment features on certain notes may contain attributes that multiply the effects of changes in the values of the underlying indices. Structured notes may entail a greater degree of market risk than other types of debt securities. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Interest income is accrued daily. These notes are subject to prepayment, credit, and interest rate risks. At maturity, or when a note is sold, the Fund records a realized gain or loss.

Counterparties. The Funds may be exposed to counterparty risk, or the risk that another party with which the Funds have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Funds. If the unpaid amount owed to the Funds subsequently decreases, the Funds would be required to return all or a portion of the collateral.

Master Agreements may also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions governed under the relevant master agreement with a counterparty exceeds a specified threshold.

Floating Rate Notes Issued in Conjunction with Securities Held. California Municipal Fund and Tax-Exempt Bond Fund have entered into transactions in which a fund transfers fixed rate bonds to trusts in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties. The fund enters into shortfall and forbearance agreements with the trusts, which commit the fund to pay the trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the fund (inverse floating rate securities) include the right of the fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the fixed rate bond from the trusts to the fund, thereby collapsing the trusts. The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investment assets, and the related floating rate notes reflected as fund liabilities under the caption “floating rate notes issued” in the statement of assets and liabilities. The notes issued by the trusts have interest rates that reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date.

Foreign Currency Contracts. Certain of the Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing such Fund’s investment objective. The Funds may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Funds enter into forward contracts to purchase or sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

3. Operating Policies (Continued)

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds (with the exception of Money Market Fund) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Inflation-Indexed Bonds. Certain of the Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statements of operations, even though the Funds would not receive the principal until maturity.

Joint Trading Account. Certain of the Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating Funds’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities. Earnings from the joint trading account are allocated to each of the Funds based on their pro rata participating ownership interest in the joint trading account.

Mortgage Dollar Rolls. Certain of the Funds have entered into mortgage-dollar-roll transactions on “to-be-announced” securities (“TBA’s”), in which the Funds sell mortgage-backed securities and simultaneously agree to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Funds forgo principal and interest paid on the securities, and are compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Funds treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Funds’ portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

3. Operating Policies (Continued)

Options Contracts. During the period Global Diversified Income Fund and Inflation Protection Fund wrote call and put options on futures, swaps, securities, indices and currencies they own or in which they may invest and inflation floors for both hedging and non-hedging purposes. Writing put options tends to increase a fund’s exposure to the underlying instrument. Writing call options tends to decrease a fund’s exposure to the underlying instrument. When a fund writes a call or put option and inflation floor, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. An inflation floor can give downside protection to investments in inflation-linked products. These liabilities are reflected as options contracts written on the statements of assets and liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security, index or currency transaction to determine the realized gain or loss. A fund, as a writer of an option, has no control over whether the underlying future, swap, security, index or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security, index or currency underlying the written option. There is the risk a fund may not be able to enter into a closing transaction because of an illiquid market. A fund may also purchase put and call options. Purchasing call options tends to increase a fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a fund’s exposure to the underlying instrument. A fund pays a premium which is included on the fund’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security, index or currency transaction to determine the realized gain or loss. Details of options contracts open at year end are included in the Funds' schedules of investments. Transactions in options written during the year ended October 31, 2013, were as follows:

Global Diversified Income Fund	Number of Contracts	Premium (thousands)
Beginning of period	108,294	$8,101
Options written	2,331,825	367,928
Options expired	(113,776)	(7,533)
Options closed	(2,086,748)	(337,679)
Options exercised	(110,078)	(11,371)
Balance at end of period	129,517	19,446

Inflation Protection Fund		Notional Amount
	Number of Contracts	(thousands)	Premium (thousands)
Beginning of period	—	—	$—
Options written	1,447	297,500	2,697
Options expired	(458)	—	(185)
Options closed	(175)	(260,300)	(2,102)
Options exercised	(414)	—	(198)
Balance at end of period	400	37,200	212

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

3. Operating Policies (Continued)

Senior Floating Rate Interests. The Funds may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

In connection with the Senior floating rate interests, the Funds may also enter into unfunded loan commitments (“commitments”). All or a portion of the commitments may be unfunded. The Funds are obligated to fund these commitments at the borrower’s discretion. Therefore, the Funds must have funds sufficient to cover its contractual obligation. The unfunded loan commitments are marked to market daily. As of October 31, 2013, the unfunded loan commitments were as follows (amounts in thousands):

	Unfunded Loan Commitment	Unrealized gain/loss
Bond & Mortgage Securities Fund	$6,040	$—
Global Diversified Income Fund	26,560	—
High Yield Fund	126,763	—
High Yield Fund I	71	5

Swap Agreements. Bond & Mortgage Securities Fund, High Yield Fund, and Inflation Protection Fund invested in swap agreements during the period. Swap agreements are privately negotiated agreements between a fund and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. A fund may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities.

Upon termination of swap agreements, the Funds recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

The Funds and any counterparty are required to maintain an agreement that requires the Funds and that counterparty to monitor the net fair value of all derivative transactions entered into pursuant to the contract between the Funds and such counterparty. If the net fair value of such derivatives transactions between the Funds and that counterparty exceeds a certain threshold (as defined in the agreement), the Funds or the counterparty are required to post cash and/or securities as collateral. Fair values of derivatives transactions presented in the financial statements are not netted with the fair values of other derivatives transactions or with any collateral amounts posted by the Funds or any counterparty.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

3. Operating Policies (Continued)

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, a Fund would add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swaps involve the commitment to exchange cash flows based on changes in the value of a specific reference security or a basket of securities.

As of October 31, 2013 counterparties had pledged collateral for swap agreements of $1,080,000 for Bond & Mortgage Securities Fund and $1,218,879 for Inflation Protection Fund. The collateral is maintained in a segregated account and is not recorded in the books and records of the funds.

To Be Announced Securities. The Funds may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the Funds commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the Funds, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

3. Operating Policies (Continued)

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

	Asset Derivatives October 31, 2013			Liability Derivatives October 31, 2013
Derivatives not accounted for			Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location		Value	Statement of Assets and Liabilities Location	Value
Bond & Mortgage Securities Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$2,210
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$6	Payables	$77
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$1,196	Payables, Net Assets Consist of Net unrealized	$207	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total $	1,202		$2,494
Global Diversified Income Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$23,297
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$361	Payables	$899
		Total $	361		$24,196
High Yield Fund I
Foreign exchange contracts	Receivables		$2	Payables	$—
Inflation Protection Fund
Foreign exchange contracts	Receivables		$402	Payables	$—
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$2,662* Payables, Net Assets Consist of Net unrealized		$2,069	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total $	3,064		$2,069
LargeCap Growth Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$6,643* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap S&P 500 Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$3,326* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Value Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$1,436* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
SmallCap Blend Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$363* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

	NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2013

3. Operating Policies (Continued)

	Location of Gain or (Loss) on Derivatives Recognized in Operations	Realized Gain or (Loss) on Derivatives Recognized in Operations	Change in Unrealized Appreciation/(Depreciation) of Derivatives Recognized in Operations
Derivatives not accounted for
as hedging instruments
Bond & Mortgage Securities Fund
Credit contracts	Net realized gain (loss) from Swap	$(6,297)	$(112)
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Foreign exchange contracts	Net realized gain (loss) from Foreign	$184	$(97)
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures	$513	$946
	contracts and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Futures contracts and Swap agreements
	Total	$(5,600)	$737

Global Diversified Income Fund
Equity contracts	Net realized gain (loss) from Options and	$(136,732)	$(8,811)
	swaptions/Change in unrealized
	appreciation/(depreciation) of Options and
	swaptions
Foreign exchange contracts	Net realized gain (loss) from Foreign	$2,489	$(773)
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
	Total	$(134,243)	$(9,584)

High Yield Fund
Credit contracts	Net realized gain (loss) from Swap	$(3,799)	$—
	agreements

High Yield Fund I
Foreign exchange contracts	Net realized gain (loss) from Foreign	$(26)	$2
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
Inflation Protection Fund
Foreign exchange contracts	Net realized gain (loss) from Foreign	$(1,839)	$402
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Investments,	$4,382	$(905)
	Futures contracts, Options and swaptions,
	and Swap agreements/Change in unrealized
	appreciation/(depreciation) of Investments,
	Futures contracts, Options and swaptions,
	and Swap agreements
	Total	$2,543	$(503)

LargeCap Growth Fund I
Equity contracts	Net realized gain (loss) from Futures	$29,861	$12,138
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap S&P 500 Index Fund
Equity contracts	Net realized gain (loss) from Futures	$13,530	$5,592
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap Value Fund
Equity contracts	Net realized gain (loss) from Futures	$4,521	$2,309
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
Short-Term Income Fund
Interest rate contracts	Net realized gain (loss) from Futures	$(139)	$172
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2013

3. Operating Policies (Continued)
	Location of Gain or (Loss) on Derivatives Recognized in Operations	Realized Gain or (Loss) on Derivatives Recognized in Operations	Change in Unrealized Appreciation/(Depreciation) of Derivatives Recognized in Operations
Derivatives not accounted for
as hedging instruments
SmallCap Blend Fund
Equity contracts	Net realized gain (loss) from Futures	$3,125	$479
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Funds and the notional values of the futures contracts will vary in accordance with changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of Bond & Mortgage Securities Fund, Inflation Protection Fund and Short-Term Income Fund. The notional values of the futures contracts will vary in accordance with changing duration of these funds. The level of other derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Funds throughout the year ended October 31, 2013.

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

”Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

”Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

”Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

4. Fair Valuation (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement. Below is a table which provides quantitative information about the significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy:

Fund	Asset	Fair	Valuation	Unobservable	Input Values(s)
	Type	Value at	Technique	input
10/31/13

Government & High Quality Bond Fund	Bonds	$19,893	Third Party	Broker Quote	$98.75-101.50
			Vendor

The fair values of these entities are dependent on economic, political and other considerations. The values of the underlying investee entities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC.

October 31, 2013

4. Fair Valuation (Continued)

The Pricing Group relies on externally provided inputs to value Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Funds (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Fund’s assets and liabilities. There were no significant transfers into or out of Level 3, except as noted in the Level 3 roll forward. The table below shows the amount that was transferred from Level 1 to Level 2 at October 31, 2013 because of movement from an exchange close price received to a bid price received for 1 common stock:

High Yield Fund	$75

The table below shows the amount that was transferred from Level 2 to Level 1 at October 31, 2013 because of movement from a bid price received to an exchange close price received for 1 preferred security:

Global Diversified Income Fund	$13,732,225

The table below shows the amounts that were transferred from Level 1 to Level 2 at October 31, 2013 due 1 security being thinly traded:

Diversified International Fund	$10,821,491
International Emerging Markets Fund	$25,424,212

The following is a summary of the inputs used as of October 31, 2013, in valuing the Funds’ securities carried at value (amounts shown in thousands):

		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Bond & Mortgage Securities Fund
Bonds	$—	$1,372,594	$4,449	$1,377,043
Common Stocks*	—	—	—	—
Preferred Stocks
Financial	3,329	1,200	—	4,529
Repurchase Agreements	—	82,483	—	82,483
Senior Floating Rate Interests	—	79,815	—	79,815
U.S. Government & Government Agency Obligations	—	1,048,818	—	1,048,818
Total investments in securities $	3,329	$2,584,910	$4,449	$2,592,688
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$5	$—	$5
Interest Rate Contracts**
Interest Rate Swaps	$—	$1,196	$—	$1,196
Liabilities
Credit Contracts**
Credit Default Swaps	$—	$(407)	$—	$(407)
Exchange Cleared Credit Default Swaps	—	(1,803)	—	(1,803)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(76)	$—	$(76)
Interest Rate Contracts**
Futures	$(207)	$—	$—	$(207)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2013

4. Fair Valuation (Continued)

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

California Municipal Fund
Municipal Bonds		$—	$180,023	$—	$180,023
	Total investments in securities $	—	$180,023	$—	$180,023

Diversified International Fund
Common Stocks
Basic Materials		$34,913	$299,486	$—	$334,399
Communications		26,415	489,888	—	516,303
Consumer, Cyclical		100,874	601,748	—	702,622
Consumer, Non-cyclical		44,252	737,460	—	781,712
Diversified		5,813	6,911	—	12,724
Energy		162,028	157,626	—	319,654
Financial		145,278	1,147,812	—	1,293,090
Industrial		95,684	414,431	—	510,115
Technology		17,764	189,223	—	206,987
Utilities		9,177	54,007	—	63,184
Preferred Stocks
Basic Materials		—	15,360	—	15,360
Communications		—	3,469	—	3,469
Consumer, Non-cyclical		—	1,706	—	1,706
Financial		—	12,499	—	12,499
Repurchase Agreements		—	122,615	—	122,615
	Total investments in securities $	642,198	$4,254,241	$—	$4,896,439

Equity Income Fund
Common Stocks*		$5,182,973	$—	$—	$5,182,973
Repurchase Agreements		—	117,680	—	117,680
	Total investments in securities $	5,182,973	$117,680	$—	$5,300,653

Global Diversified Income Fund
Bonds		$—	$4,054,331	$29,091	$4,083,422
Common Stocks
Basic Materials		10,077	27,493	—	37,570
Communications		243,297	81,565	6,418	331,280
Consumer, Cyclical		23,274	28,436	2,316	54,026
Consumer, Non-cyclical		76,462	33,270	—	109,732
Diversified		—	3,883	—	3,883
Energy		649,672	36,681	—	686,353
Financial		318,547	248,239	—	566,786
Industrial		73,941	68,603	114	142,658
Technology		27,241	—	—	27,241
Utilities		566,757	41,561	—	608,318
Convertible Bonds		—	70	—	70
Convertible Preferred Stocks*		2,631	—	—	2,631
Credit Linked Structured Notes		—	16,903	4,049	20,952
Preferred Stocks
Communications		35,688	12,272	—	47,960
Financial		293,318	42,543	—	335,861
Government		—	10,346	—	10,346
Industrial		6,340	—	247	6,587
Utilities		36,322	—	—	36,322
Repurchase Agreements		—	151,188	—	151,188
Senior Floating Rate Interests		—	740,833	78	740,911
	Total investments in securities $	2,363,567	$5,598,217	$42,313	$8,004,097
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$322	$—	$322
Liabilities
Equity Contracts**
Options		$(23,297)	$—	$—	$(23,297)
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$(860)	$—	$(860)

Global Real Estate Securities Fund
Common Stocks
Consumer, Cyclical		$—	$22,576	$—	$22,576
Consumer, Non-cyclical		7,771	—	—	7,771
Diversified		—	25,724	—	25,724
Financial		812,938	730,733	—	1,543,671
	Total investments in securities $	820,709	$779,033	$—	$1,599,742

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2013

4. Fair Valuation (Continued)

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Government & High Quality Bond Fund
Bonds		$—	$569,960	$19,893	$589,853
Repurchase Agreements		—	20,305	—	20,305
U.S. Government & Government Agency Obligations		—	1,172,044	—	1,172,044
	Total investments in securities $	—	$1,762,309	$19,893	$1,782,202

High Yield Fund
Bonds		$—	$3,522,345	$23,313	$3,545,658
Common Stocks
Consumer, Cyclical		—	240	—	240
Consumer, Non-cyclical		—	1	—	1
Energy		—	—	—	—
Technology		—	—	—	—
Convertible Bonds		—	—	—	—
Preferred Stocks
Financial		—	37,446	—	37,446
Repurchase Agreements		—	240,607	—	240,607
Senior Floating Rate Interests		—	308,630	—	308,630
	Total investments in securities $	—	$4,109,269	$23,313	$4,132,582

High Yield Fund I
Bonds		$—	$1,318,024	$2,768	$1,320,792
Common Stocks
Basic Materials		—	—	1,291	1,291
Consumer, Cyclical		431	121	—	552
Consumer, Non-cyclical		—	—	—	—
Financial		—	—	235	235
Industrial		478	—	261	739
Technology		—	—	—	—
Utilities		1,457	—	—	1,457
Convertible Bonds		—	—	766	766
Convertible Preferred Stocks*		685	—	—	685
Preferred Stocks
Consumer, Non-cyclical		—	—	—	—
Financial		560	9,463	—	10,023
Industrial		—	—	—	—
Technology		—	—	—	—
Repurchase Agreements		—	74,566	—	74,566
Senior Floating Rate Interests		—	118,349	—	118,349
	Total investments in securities $	3,611	$1,520,523	$5,321	$1,529,455
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$2	$—	$2

Income Fund
Bonds		$—	$1,770,244	$10,968	$1,781,212
Common Stocks
Financial		—	—	5	5
Industrial		—	—	—	—
Technology		—	—	—	—
Convertible Bonds		—	30,831	—	30,831
Repurchase Agreements		—	72,526	—	72,526
Senior Floating Rate Interests		—	15,212	—	15,212
U.S. Government & Government Agency Obligations		—	519,708	—	519,708
	Total investments in securities $	—	$2,408,521	$10,973	$2,419,494

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2013

4. Fair Valuation (Continued)

		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Inflation Protection Fund
Bonds	$—	$58,743	$—	$58,743
U.S. Government & Government Agency Obligations	—	741,232	—	741,232
Purchased Interest Rate Swaptions	—	1,391	—	1,391
Total investments in securities $	—	$801,366	$—	$801,366
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$402	$—	$402
Interest Rate Contracts**
Futures	$1,271	$—	$—	$1,271
Liabilities
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$(568)	$—	$(568)
Futures	(1,170)	—	—	(1,170)
Interest Rate Swaps	—	(223)	—	(223)
Interest Rate Swaptions	—	(19)	—	(19)
Options	(89)	—	—	(89)

International Emerging Markets Fund
Common Stocks
Basic Materials	$83,725	$96,661	$—	$180,386
Communications	63,903	177,200	—	241,103
Consumer, Cyclical	12,844	157,464	—	170,308
Consumer, Non-cyclical	108,502	38,717	—	147,219
Diversified	12,507	14,075	—	26,582
Energy	127,541	91,057	—	218,598
Financial	70,850	377,633	—	448,483
Industrial	5,001	100,030	—	105,031
Technology	—	201,612	—	201,612
Utilities	—	43,017	—	43,017
Preferred Stocks
Basic Materials	—	29,287	—	29,287
Communications	—	5,912	—	5,912
Financial	—	30,481	—	30,481
Repurchase Agreements	—	38,493	—	38,493
Total investments in securities $	484,873	$1,401,639	$—	$1,886,512

LargeCap Growth Fund
Common Stocks*	$3,004,808	$—	$—	$3,004,808
Repurchase Agreements	—	47,491	—	47,491
Total investments in securities $	3,004,808	$47,491	$—	$3,052,299

LargeCap Growth Fund I
Common Stocks*	$6,674,233	$—	$—	$6,674,233
Repurchase Agreements	—	170,496	—	170,496
Total investments in securities $	6,674,233	$170,496	$—	$6,844,729
Assets
Equity Contracts**
Futures	$6,643	$—	$—	$6,643

LargeCap S&P 500 Index Fund
Common Stocks*	$3,593,191	$—	$—	$3,593,191
Repurchase Agreements	—	118,620	—	118,620
Total investments in securities $	3,593,191	$118,620	$—	$3,711,811
Assets
Equity Contracts**
Futures	$3,326	$—	$—	$3,326

LargeCap Value Fund
Common Stocks*	$3,240,802	$—	$—	$3,240,802
Repurchase Agreements	—	57,426	—	57,426
Total investments in securities $	3,240,802	$57,426	$—	$3,298,228
Assets
Equity Contracts**
Futures	$1,436	$—	$—	$1,436

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2013

4. Fair Valuation (Continued)

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

MidCap Fund
Common Stocks*		$7,275,184	$—	$—	$7,275,184
Repurchase Agreements		—	35,222	—	35,222
	Total investments in securities $	7,275,184	$35,222	$—	$7,310,406

Money Market Fund
Bonds		$—	$157,505	$—	$157,505
Certificate of Deposit		—	20,200	—	20,200
Commercial Paper		—	766,903	—	766,903
Investment Companies		51,450	—	—	51,450
Municipal Bonds		—	72,065	—	72,065
Repurchase Agreements		—	81,775	—	81,775
	Total investments in securities $	51,450	$1,098,448	$—	$1,149,898

Principal Capital Appreciation Fund
Common Stocks*		$2,204,313	$—	$—	$2,204,313
Repurchase Agreements		—	45,480	—	45,480
	Total investments in securities $	2,204,313	$45,480	$—	$2,249,793

Real Estate Securities Fund
Common Stocks*		$1,393,659	$—	$—	$1,393,659
Repurchase Agreements		—	7,736	—	7,736
	Total investments in securities $	1,393,659	$7,736	$—	$1,401,395

Short-Term Income Fund
Bonds		$—	$1,740,992	$—	$1,740,992
Repurchase Agreements		—	20,203	—	20,203
U.S. Government & Government Agency Obligations		—	18,627	—	18,627
	Total investments in securities $	—	$1,779,822	$—	$1,779,822

SmallCap Blend Fund
Common Stocks
Basic Materials		$8,753	$—	$—	$8,753
Communications		28,729	—	—	28,729
Consumer, Cyclical		72,794	—	—	72,794
Consumer, Non-cyclical		87,685	13	—	87,698
Energy		30,920	—	—	30,920
Financial		95,755	—	—	95,755
Industrial		73,052	—	—	73,052
Technology		60,297	—	—	60,297
Utilities		16,248	—	—	16,248
Repurchase Agreements		—	18,120	—	18,120
	Total investments in securities $	474,233	$18,133	$—	$492,366
Assets
Equity Contracts**
Futures		$363	$—	$—	$363

Tax-Exempt Bond Fund
Bonds		$—	$—	$610	$610
Municipal Bonds		—	219,858	—	219,858
	Total investments in securities $	—	$219,858	$610	$220,468

*For additional detail regarding sector classifications, please see the Schedule of Investments.
**Futures, foreign currency contracts, and swaps are valued at the unrealized appreciation/(depreciation) of the instrument.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

4. Fair Valuation (Continued)

The changes in investments measured at fair value for which Level 3 inputs have been used to determine fair value are as follows (amounts shown in thousands):

Fund	Value October 31, 2012		Realized Gain/ (Loss)	Accrued Discounts/ Premiums and Change in Unrealized Gain/(Loss)	Purchases	Proceeds from Sales	Transfers into Level 3 *	Transfers Out of Level 3**	Value October 31, 2013		Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2013
Government & High Quality Bond Fund
Bonds		$20,236	$—	$(339)	$13,180	$—	$—	$(13,184	) $	19,893	$(335)
	Total $	20,236	$—	$(339)	$13,180	$—	$—	$(13,184	) $	19,893	$(335)

*Securities are transferred into Level 3 for a variety of reasons including, but not limited to: 1. Securities where trading has been halted 2. Securities that have certain restrictions on trading 3. Instances in which a security is not priced by a pricing services **Securities are transferred out of Level 3 for a variety of reasons including, but not limited to: 1. Securities where trading resumes 2. Securities where trading restrictions have expired 3. Instances in which a price becomes available from a pricing service

At the end of the year, there were no other Funds which had a significant Level 3 balance. During the year, there were no significant purchases, sales, or transfers into or out of Level 3, except as noted above.

5. Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each of the Funds’ average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Funds, some of which are affiliates of the Manager. The annual rates used in this calculation for the Funds are as follows:

	Net Assets of Funds (in millions)					Net Assets of Funds (in millions)

	First	Next	Next	Over $1.5		First	Next	Next	Over $1.5
	$500	$500	$500	billion		$500	$500	$500	billion
Global Real Estate Securities Fund	.90%	.88%	.86%	.85%	SmallCap Blend Fund	.75	.73	.71	.70
Inflation Protection Fund	.40	.38	.36	.35	Tax-Exempt Bond Fund	.45	.43	.41	.40

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS, INC. October 31, 2013

5. Management Agreement and Transactions with Affiliates

		Net Assets of Fund					Net Assets of Fund
		First $1	Over $1				First $2	Over $2
		billion	billion				billion	billion
California Municipal Fund		.45%	.40%		Government & High Quality Bond Fund		.50%	.45%

	Net Assets of Fund (in millions)					Net Assets of Fund (in millions)
	First	Next	Over			First	Next	Over $1
	$200	$300	$500			$500	$500	billion
Short-Term Income Fund	.50%	.45%	.40%	Principal Capital Appreciation Fund .625%			.50%	.375%

	Net Assets of Fund (in millions)						Net Assets of Fund
	First		Over			First $2	Next $1	Over $3
	$250		$250			billion	billion	billion
High Yield Fund	.625%		.50%	Income Fund		.50%	.44%	.43%

		Net Assets of Funds (in millions)
	First	Next	Next	Next	Next $1	Over $3
	$500	$500	$500	$500	billion	billion
Bond & Mortgage Securities Fund	.55%	.53%	.51%	.50%	.48%	.45%
Diversified International Fund	.90	.88	.86	.85	.83	.80
Global Diversified Income Fund	.80	.78	.76	.75	.73	.70
High Yield Fund I	.65	.63	.61	.60	.59	.58
International Emerging Markets Fund	1.20	1.18	1.16	1.15	1.14	1.13
LargeCap Growth Fund I	.66	.64	.62	.61	.60	.59
Large Cap Value Fund	.45	.43	.41	.40	.39	.38
MidCap Fund	.65	.63	.61	.60	.59	.58
Money Market Fund	.40	.39	.38	.37	.36	.35
Real Estate Securities Fund	.85	.83	.81	.80	.79	.78

		Net Assets of Fund (in millions)
	First	Next	Next $1	Next $1	Over $3
	$500	$500	billion	billion	billion
LargeCap Growth Fund	.68%	.65%	.62%	.58%	.55%

	Net Assets of Fund (in millions)
	First	Next	Over
	$250	$250	$500
Equity Income Fund	.60%	.55%	.50%

		All Net Assets
LargeCap S&P 500 Index Fund		.15%

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

5. Management Agreement and Transactions with Affiliates (Continued)

In addition to the management fee, R-1, R-2, R-3, R-4, and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Class A, Class B, Class C, Class P, and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services. Class J shares pays Principal Shareholder Services, Inc. a fee for the services provided in an amount that includes a profit.

The Manager has contractually agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) for certain classes of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

			Period from November 1, 2012 through October 31, 2013
	Class A		Class B	Class C	Class J	Institutional		Expiration
Bond & Mortgage Securities Fund	.94%		1.60%	1.75%	N/A	N/A		February 28, 2014
California Municipal Fund	N/A		1.82	N/A	N/A	N/A		February 28, 2014
Diversified International Fund	N/A		2.47	2.08	N/A	N/A		February 28, 2014
Equity Income Fund	N/A		1.97	N/A	N/A	N/A		February 28, 2014
Global Diversified Income Fund	1.25		N/A	2.00	N/A	.90%	*	February 28, 2014
Global Real Estate Securities Fund	1.45		N/A	2.20	N/A	1.00	**	February 28, 2014
Government & High Quality Bond Fund	.88		1.65	1.63	1.00%	N/A		February 28, 2014
High Yield Fund	N/A		1.92	N/A	N/A	.61	^	February 28, 2014
High Yield Fund I	1.05	^	N/A	N/A	N/A	N/A		February 28, 2014
Income Fund	N/A		1.90	N/A	1.10	N/A		February 28, 2014
Inflation Protection Fund	.90		N/A	1.65	1.15	N/A		February 28, 2014
International Emerging Markets Fund	N/A		2.78	2.80	N/A	N/A		February 28, 2014
LargeCap Growth Fund	N/A		2.25	N/A	N/A	N/A		February 28, 2014
LargeCap Growth Fund I	1.25	^	N/A	N/A	N/A	N/A		February 28, 2014
LargeCap S&P 500 Index Fund	.70		N/A	1.30	N/A	N/A		February 28, 2014
LargeCap Value Fund	N/A		2.00	1.70	N/A	N/A		February 28, 2014
MidCap Fund	N/A		2.09	1.95	N/A	N/A		February 28, 2014
Money Market Fund	N/A		1.55	1.79	N/A	N/A		February 28, 2014
Principal Capital Appreciation Fund	N/A		1.99	1.82	N/A	N/A		February 28, 2014
Real Estate Securities Fund	1.45		2.20	2.20	N/A	N/A		February 28, 2014
Short-Term Income Fund	N/A		N/A	1.67	1.07*	N/A		February 28, 2014
SmallCap Blend Fund	1.35		2.29	2.08	N/A	0.80		February 28, 2014
Tax-Exempt Bond Fund	.85		1.60	1.60	N/A	N/A		February 28, 2014

*	Expired February 28, 2013.
**	Prior to March 1, 2013 the expense limit was .95%.
^	Period from March 1, 2013 through October 31, 2013.

		Period from November 1, 2012 through October 31, 2013
	R-1	R-2	R-3	R-4	R-5	Expiration
Government & High Quality Bond Fund	1.29%	1.16%	.98%	.79%	.67%	February 28, 2014
Short-Term Income Fund	1.30	1.18	.99	.79	.68	February 28, 2014

In addition, the Manager has contractually agreed to limit management and investment advisory fees for LargeCap Growth Fund I through the period ended February 28, 2014. The expense limit will reduce the Fund’s management and investment advisory fees by .016%.

The Manager has also voluntarily agreed to limit Money Market Fund’s expenses for all classes of shares to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

5. Management Agreement and Transactions with Affiliates (Continued)

In addition, the Manager has contractually agreed to limit Class P expenses other than management and investment advisory fees and distribution fees and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2014. The expense limit will maintain these expenses (expressed as a percent of average net assets on an annualized basis) not to exceed .20% for each of Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, Income Fund, International Emerging Markets Fund, LargeCap Growth Fund, MidCap Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund and Short Term Income Fund, respectively.

For the period November 1, 2012 through February 28, 2013, the Manager voluntarily agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make and acquired fund fees and expenses) attributable to the Institutional class of shares of certain of the Funds. The reductions and reimbursements were in amounts that maintained total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets on an annualized basis during the reporting period. The operating expense limits are as follows:

	Expense Limit		Expense Limit
Diversified International Fund	.93%	LargeCap S&P 500 Index Fund	.20%
High Yield Fund	.56	MidCap Fund	.70
International Emerging Markets Fund	1.34	Short-Term Income Fund	.54

The Manager has voluntarily agreed to limit certain of the Fund’s expenses attributable to Class J shares of Bond & Mortgage Securities Fund and Short-Term Income Fund by paying, if necessary, expenses normally payable by the Fund, excluding interest expense. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed .99% and 1.00%, respectively. The expense limit may be terminated at any time.

The Manager has contractually agreed to pay a portion of the expenses directly attributable to Institutional Class shares of Bond & Mortgage Securities Fund through the period ending February 28, 2014.

For the period November 1, 2012 through February 28, 2013, the Manager voluntarily agreed to limit expenses attributable to Institutional Class shares of Money Market Fund. The expense limit maintained a total level of operating expenses (expressed as a percent of net assets on an annualized basis) not to exceed .43%.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager.

Distribution Fees. The Class A, Class B, Class C, Class J, R-1, R-2, R-3 and R-4 shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Principal Funds Distributor, Inc. (“the Distributor”), the principal distributor of the Funds. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are .25%, 1.00%, 1.00%, .45%, .35%, .30%, .25% and .10% for, Class A, Class B, Class C, Class J, R-1, R-2, R-3 and R-4 classes of shares, respectively, except the following classes of shares:

LargeCap S&P 500 Index Fund	Class A	.15%
Money Market Fund	Class A	N/A
Money Market Fund	Class J	.25
Short-Term Income Fund	Class A	.15

The Distributor has contractually agreed to limit the distribution fees (expressed as a percent of average net assets on an annualized basis) attributable to Class J shares (with the exception of Money Market Fund) through February 28, 2014. The limit will maintain the level of distribution fees not to exceed .25% for Class J shares.

The Distributor has voluntarily agreed to limit Money Market Fund’s distribution fees attributable to certain share classes of Money Market Fund. The limit will maintain the level of distribution fees not to exceed .75% for Class B and 0% for Class C shares, respectively. The expense limit may be terminated at any time.

The Distributor has voluntarily agreed to limit the distribution fees attributable to Class A shares of Government & High Quality Bond Fund. The limit will maintain the level of distribution fees not to exceed .15% for Class A shares. The limit may be terminated at any time.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

5. Management Agreement and Transactions with Affiliates (Continued)

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Distributor.

Sales Charges. Principal Funds Distributor, Inc., as the principal distributor, receives proceeds of any CDSC on certain Class A, Class B, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% (.25% for the LargeCap S&P 500 Index Fund) of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were originally sold without a sales charge. The charge for Class B shares is based on declining rates which begin at 5.00% of the lesser of current market value or the cost of shares being redeemed within 24 months of purchase. After 24 months, the rate declines and is eliminated after 5 years. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. Principal Funds Distributor, Inc. also retains sales charges on sales of Class A shares based on declining rates which begin at 1.50% for LargeCap S&P 500 Index Fund, 2.25% for Government & High Quality Bond Fund, Income Fund and Short Term Income Fund, 3.75% for Bond & Mortgage Securities Fund, California Municipal Fund, Global Diversified Income Fund, High Yield Fund, High Yield Fund I, Inflation Protection Fund, and Tax-Exempt Bond Fund, and 5.50% for all other Funds (except Money Market Fund which does not carry a sales charge). The aggregate amounts of these charges retained by Principal Funds Distributor, Inc. for the year ended October 31, 2013, were as follows (in thousands):

	Class A	Class B	Class C	Class J
Bond & Mortgage Securities Fund	$71	$1	$1	$12
California Municipal Fund	59	–	10	N/A
Diversified International Fund	156	2	1	8
Equity Income Fund	410	4	8	N/A
Global Diversified Income Fund	2,258	N/A	468	N/A
Global Real Estate Securities Fund	77	N/A	4	N/A
Government & High Quality Bond Fund	449	5	56	54
High Yield Fund	301	14	66	N/A
High Yield Fund I	6	N/A	N/A	N/A
Income Fund	347	6	26	44
Inflation Protection Fund	25	N/A	4	3
International Emerging Markets Fund	160	3	2	16
LargeCap Growth Fund	205	2	1	3
LargeCap Growth Fund I	6	N/A	N/A	10
LargeCap S&P 500 Index Fund	111	N/A	3	25
LargeCap Value Fund	129	1	1	6
MidCap Fund	831	5	52	19
Money Market Fund	25	5	6	95
Principal Capital Appreciation Fund	268	4	3	N/A
Real Estate Securities Fund	186	2	2	7
Short-Term Income Fund	521	N/A	37	68
SmallCap Blend Fund	143	1	4	6
Tax-Exempt Bond Fund	78	1	10	N/A

Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), eight years after purchase.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

5. Management Agreement and Transactions with Affiliates (Continued)

Affiliated Ownership. At October 31, 2013, Principal Life Insurance Company (an affiliate of the Manager), the Manager, Principal Funds Distributor, Inc., Princor Financial Services Corporation, Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned shares of the Funds as follows (amounts in thousands):

	Class A	Institutional
Bond & Mortgage Securities Fund	–	16,215
Diversified International Fund	–	100,658
Equity Income Fund	–	59,321
Global Real Estate Securities Fund	–	32,339
Government & High Quality Bond Fund	–	10
High Yield Fund	–	89
High Yield Fund I	1	80,605
Income Fund	–	19,860
Inflation Protection Fund	–	35,040
International Emerging Markets Fund	–	11,758
LargeCap Growth Fund	–	9,215
LargeCap Growth Fund I	1	179,190
LargeCap Value Fund	–	7,853
MidCap Fund	–	16
Money Market Fund	161	5,936
Principal Capital Appreciation Fund	–	4,615
Real Estate Securities Fund	–	12,573
Short-Term Income Fund	–	22,941
SmallCap Blend Fund	–	2,712

Affiliated Brokerage Commissions. With respect to Global Diversified Income Fund, $158,000 of brokerage commission was paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group during the year ended October 31, 2013.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

6. Capital Share Transactions

The following table reflects the conversion of Class B shares into Class A shares (reflected in the statement of changes in net assets as Class B shares and dollars redeemed and Class A dollars sold) for the year ended October 31, 2013 (amounts in thousands).

	Shares	Dollars		Shares	Dollars
Bond & Mortgage Securities Fund	114	$1,252	LargeCap Growth Fund	154	$1,387
California Municipal Fund	1	8	LargeCap Value Fund	69	841
Diversified International Fund	134	1,442	MidCap Fund	254	4,218
Equity Income Fund	157	3,320	Money Market Fund	2,056	2,056
Government & High Quality Bond Fund	133	1,489	Principal Capital Appreciation Fund	68	2,679
High Yield Fund	213	1,694	Real Estate Securities Fund	62	1,296
Income Fund	94	923	SmallCap Blend Fund	66	1,107
International Emerging Markets Fund	52	1,235	Tax-Exempt Bond Fund	29	217

7. Investment Transactions

For the year ended October 31, 2013, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales
Bond & Mortgage Securities Fund	$3,944,421	$3,832,030	International Emerging Markets Fund	$2,086,332	$1,906,680
California Municipal Fund	42,742	77,156	LargeCap Growth Fund	2,042,217	2,244,326
Diversified International Fund	3,796,208	3,173,983	LargeCap Growth Fund I	2,389,484	2,079,804
Equity Income Fund	977,974	772,590	LargeCap S&P 500 Index Fund	260,499	93,951
Global Diversified Income Fund	8,023,726	5,474,954	LargeCap Value Fund	3,662,140	2,728,144
Global Real Estate Securities Fund	1,050,374	693,442	MidCap Fund	2,866,513	698,038
Government & High Quality Bond Fund	694,778	708,192	Principal Capital Appreciation Fund	282,608	274,080
High Yield Fund	2,674,830	2,533,670	Real Estate Securities Fund	639,381	844,470
High Yield Fund I	1,176,970	894,733	Short-Term Income Fund	1,110,747	830,016
Income Fund	672,144	427,821	SmallCap Blend Fund	378,867	388,020
Inflation Protection Fund	1,024	7,389	Tax-Exempt Bond Fund	94,282	127,451

In addition Global Diversified Income Fund had $1,108,698,000 of covers on securities sold short and $1,073,685,000 of securities sold short.

For the year ended October 31, 2013, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Funds were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales
Bond & Mortgage Securities Fund	$1,270,715	$1,280,079	Income Fund	$40,193	$52,548
Global Diversified Income Fund	7,886	15,539	Inflation Protection Fund	875,428	797,783
Government & High Quality Bond Fund	75,523	108,543	Short-Term Income Fund	16,681	1,669
High Yield Fund	25,000	24,922

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

8. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended October 31, 2013 and October 31, 2012 were as follows (amounts in thousands):

						Long-Term
	Ordinary Income			Tax-Exempt Income*		Capital Gain^
	2013	2012		2013	2012	2013	2012
Bond & Mortgage Securities Fund	$57,577	$69,911	$	— $	— $	— $	—
California Municipal Fund	329	15		8,742	9,159	—	—
Diversified International Fund	73,597	40,930		—	—	—	—
Equity Income Fund	131,857	110,312		—	—	—	—
Global Diversified Income Fund	347,714	200,495		—	—	32,733	8,978
Global Real Estate Securities Fund	86,894	13,934		—	—	—	—
Government & High Quality Bond Fund	56,413	64,963		—	—	—	—
High Yield Fund	274,152	270,385		—	—	6,376	97,367
High Yield Fund I	163,077	125,867		—	—	21,642	16,606
Income Fund	97,119	90,963		—	—	—	—
Inflation Protection Fund	3,836	2,585		—	—	—	—
International Emerging Markets Fund	21,495	17,557		—	—	—	—
LargeCap Growth Fund	14,845	5,364		—	—	—	—
LargeCap Growth Fund I	26,487	4,484		—	—	213,062	121,320
LargeCap S&P 500 Index Fund	52,369	41,058		—	—	—	—
LargeCap Value Fund	38,399	20,946		—	—	—	—
MidCap Fund	43,351	23,275		—	—	54,110	94,325
Principal Capital Appreciation Fund	26,732	20,224		—	—	20,368	15,069
Real Estate Securities Fund	19,817	15,917		—	—	—	—
Short-Term Income Fund	23,658	23,851		—	—	—	—
SmallCap Blend Fund	1,547	—		—	—	2,003	—
Tax-Exempt Bond Fund	215	18		10,164	9,904	—	—

*The funds designate these distributions as exempt interest per IRC Sec. 852(b)(5).

^ The funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

8. Federal Tax Information (Continued)

Distributable Earnings. As of October 31, 2013, the components of distributable earnings on a federal tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Capital Loss	Net Unrealized Appreciation (Depreciation)	Other Temporary Differences*	Total Accumulated Earnings (Deficit)

Bond & Mortgage Securities Fund	$3,517	$—	$—	$(153,538)	$13,045	$(512)	$(137,488)
California Municipal Fund	—	33	—	(42,842)	3,232	—	(39,577)
Diversified International Fund	90,734	—	—	(652,568)	853,611	—	291,777
Equity Income Fund	1,811	—	—	(513,612)	1,546,004	—	1,034,203
Global Diversified Income Fund	25,195	—	—	(7,363)	329,701	(256)	347,277
Global Real Estate Securities Fund	46,657	—	21,404	(917)	129,970	—	197,114
Government & High Quality Bond Fund	1,253	—	—	(67,166)	(869)	—	(66,782)
High Yield Fund	30,648	—	58,787	—	74,019	(1,328)	162,126
High Yield Fund I	10,033	—	20,355	—	37,496	(315)	67,569
Income Fund	1,599	—	—	(46,044)	79,596	—	35,151
Inflation Protection Fund	1,686	—	12,743	—	(30,611)	(22)	(16,204)
International Emerging Markets Fund	13,592	—	—	(88,404)	137,867	—	63,055
LargeCap Growth Fund	5,367	—	321,752	—	758,943	—	1,086,062
LargeCap Growth Fund I	34,391	—	390,804	—	1,862,555	—	2,287,750
LargeCap S&P 500 Index Fund	44,124	—	—	(156,135)	1,163,035	—	1,051,024
LargeCap Value Fund	104,793	—	210,786	—	384,494	—	700,073
MidCap Fund	31,535	—	134,095	—	1,823,108	—	1,988,738
Money Market Fund	—	—	—	(41,459)	—	(2)	(41,461)
Principal Capital Appreciation Fund	17,396	—	48,619	(27,312)	944,668	—	983,371
Real Estate Securities Fund	10,962	—	184,234	—	318,573	—	513,769
Short-Term Income Fund	2,859	—	975	(26,507)	23,312	(904)	(265)
SmallCap Blend Fund	2,895	—	32,757	(17,727)	118,106	—	136,031
Tax-Exempt Bond Fund	—	53	—	(20,018)	7,576	(112)	(12,501)

*Represents book-to-tax accounting differences.

Distributable earnings reflect certain limitations imposed by Sections 381-384 of the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

8. Federal Tax Information (Continued)

Capital Loss Carryforwards. Capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At October 31, 2013, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):

			Net Capital Loss Carryforward Expiring In:					No Expiration
								Short-		Long-		Annual
	2014		2015	2016	2017	2018	2019	Term		Term	Total Limitations*
Bond & Mortgage Securities Fund	$—	$	— $	—	$133,521	$—	$20,017	$—	$	— $ 153,538		$—
California Municipal Fund	—		280	10,723	21,987	3,189	6,663	—		—	42,842	—
Diversified International Fund	—		79,119	104,394	469,054	—	—	—		—	652,567	38,411
Equity Income Fund	—		—	99,617	407,289	—	6,706	—		—	513,612	—
Global Diversified Income Fund	—		—	—	—	—	—	7,363		—	7,363	—
Global Real Estate Securities Fund	—		—	—	800	117	—	—		—	917	200
Government & High Quality Bond Fund	6,007		3,147	55,498	2,385	—	—	129		—	67,166	—
Income Fund	1,046		2,036	—	18,489	8,587	13,420	2,467		—	46,045	—
International Emerging Markets Fund	—		—	—	68,739	—	—	19,664		—	88,403	—
LargeCap S&P 500 Index Fund	—		—	137,804	18,331	—	—	—		—	156,135	75,683
Money Market Fund	13		3,000	35,477	2,969	—	—	—		—	41,459	5,612
Principal Capital Appreciation Fund	—		18,208	9,104	—	—	—	—		—	27,312	9,104
Short-Term Income Fund	—		—	10,959	15,548	—	—	—		—	26,507	5,314
SmallCap Blend Fund	—		—	17,727	—	—	—	—		—	17,727	5,909
Tax-Exempt Bond Fund	—		—	3,668	8,745	3,433	2,371	1,801		—	20,018	—

*In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Fund’s losses have been subjected to an annual limitation.

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

As of October 31, 2013, the following Funds had utilized capital loss carryforwards as follows (amounts in thousands):

Utilized
Bond & Mortgage Securities Fund	$4,041
California Municipal Fund	203
Diversified International Fund	151,149
Equity Income Fund	85,068
Global Real Estate Securities Fund	200
Income Fund	11,310
Inflation Protection Fund	312
International Emerging Markets Fund	10,392
LargeCap Growth Fund	99,611
LargeCap S&P 500 Index Fund	41,546
LargeCap Value Fund	45,560
Money Market Fund	11
Principal Capital Appreciation Fund	9,104
Real Estate Securities Fund	22,680
Short-Term Income Fund	8,121
SmallCap Blend Fund	20,945

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2013, Money Market Fund had a late-year loss of $2,000 that it intends to defer to the next fiscal year.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

8. Federal Tax Information (Continued)

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Funds recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized
	Investment Income	Gain on Investments	Paid in Capital
Bond & Mortgage Securities Fund	$2,820	$(2,820)	$—
California Municipal Fund	(187)	187	—
Diversified International Fund	4,924	(4,924)	—
Equity Income Fund	3,859	(1,864)	(1,995)
Global Diversified Income Fund	23,189	(20,232)	(2,957)
Global Real Estate Securities Fund	22,543	(22,543)	—
Government & High Quality Bond Fund	13,887	(13,887)	—
High Yield Fund	4,444	(4,444)	—
High Yield Fund I	(767)	767	—
Income Fund	6,917	(6,917)	—
Inflation Protection Fund	(4,562)	4,562	—
International Emerging Markets Fund	(2,389)	2,389	—
LargeCap Growth Fund	(358)	358	—
LargeCap S&P 500 Index Fund	(11)	11	—
LargeCap Value Fund	(309)	309	—
MidCap Fund	4,303	(4,303)	—
Money Market Fund	(2)	2	—
Principal Capital Appreciation Fund	(29)	29	—
Short-Term Income Fund	1	(1)	—
SmallCap Blend Fund	(86)	2,818	(2,732)
Tax-Exempt Bond Fund	(159)	159	—

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

8. Federal Tax Information (Continued)

Federal Income Tax Basis. At October 31, 2013, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Funds were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation (Depreciation)	Income Tax Purposes
Bond & Mortgage Securities Fund	$43,982	$(32,140)	$11,842	$2,580,846
California Municipal Fund	7,987	(4,752)	3,235	165,215
Diversified International Fund	899,492	(45,591)	853,901	4,042,538
Equity Income Fund	1,639,507	(93,503)	1,546,004	3,754,649
Global Diversified Income Fund	489,355	(155,798)	333,557	7,670,540
Global Real Estate Securities Fund	164,143	(34,173)	129,970	1,469,772
Government & High Quality Bond Fund	33,627	(34,496)	(869)	1,783,071
High Yield Fund	174,455	(100,908)	73,547	4,059,035
High Yield Fund I	53,072	(15,577)	37,495	1,491,960
Income Fund	111,712	(32,116)	79,596	2,339,898
Inflation Protection Fund	660	(30,411)	(29,751)	831,117
International Emerging Markets Fund	201,211	(63,269)	137,942	1,748,570
LargeCap Growth Fund	783,840	(24,897)	758,943	2,293,356
LargeCap Growth Fund I	1,918,384	(55,829)	1,862,555	4,982,174
LargeCap S&P 500 Index Fund	1,244,974	(81,939)	1,163,035	2,548,776
LargeCap Value Fund	406,401	(21,907)	384,494	2,913,734
MidCap Fund	1,846,022	(22,915)	1,823,107	5,487,299
Money Market Fund	—	—	—	1,149,898
Principal Capital Appreciation Fund	963,386	(18,718)	944,668	1,305,125
Real Estate Securities Fund	340,259	(21,687)	318,572	1,082,823
Short-Term Income Fund	29,494	(6,182)	23,312	1,756,510
SmallCap Blend Fund	123,887	(5,781)	118,106	374,260
Tax-Exempt Bond Fund	12,359	(4,774)	7,585	204,112

9. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

COMMON STOCKS - 0.00%	Shares Held	Value	(000	's)		Principal
Semiconductors - 0.00%					BONDS (continued)	Amount (000's)	Value	(000	's)
Tower Semiconductor Ltd - Warrants (a),(b),(c)	345,803		$—		Automobile Asset Backed Securities (continued)
					AmeriCredit Automobile Receivables Trust
TOTAL COMMON STOCKS			$—		2012-3
PREFERRED STOCKS - 0.19%	Shares Held	Value	(000	's)	0.71%, 12/08/2015(e)	$1,289		$1,290
					AmeriCredit Automobile Receivables Trust
Banks- 0.19%					2013-1
Ally Financial Inc (d)	1,250		1,200
					0.49%, 06/08/2016	2,500		2,499
BB&T Corp 5.20%	80,000		1,616		ARI Fleet Lease Trust 2012-B
Goldman Sachs Group Inc/The	75,000		1,713		0.47%, 01/15/2021(d),(e)	4,244		4,239
			$4,529		Capital Auto Receivables Asset Trust / Ally
TOTAL PREFERRED STOCKS			$4,529		0.62%, 07/20/2016	2,000		1,998
	Principal				0.79%, 06/20/2017	4,500		4,491
BONDS- 58.76%	Amount (000's)	Value	(000	's)	CarMax Auto Owner Trust 2012-2
					0.64%, 05/15/2015(e)	1,684		1,684
Advertising - 0.07%
Interpublic Group of Cos Inc/The					CarMax Auto Owner Trust 2013-1
4.00%, 03/15/2022	$1,055		$1,030		0.42%, 03/15/2016	4,942		4,943
6.25%, 11/15/2014	585		612		Carmax Auto Owner Trust 2013-2
					0.42%, 06/15/2016(e)	7,440		7,441
			$1,642		Ford Credit Auto Lease Trust
Aerospace & Defense - 0.10%					0.44%, 01/15/2016(e)	5,000		5,000
Air 2 US					Ford Credit Auto Lease Trust 2012-B
8.03%, 10/01/2020(c),(d)	381		389		0.57%, 09/15/2015(e)	1,000		1,001
8.63%, 10/01/2020(c),(d)	403		411		Nissan Auto Lease Trust
Northrop Grumman Corp					0.33%, 07/15/2014(e)	299		299
4.75%, 06/01/2043	1,505		1,459		Nissan Auto Receivables 2013-A Owner
			$2,259		Trust
					0.37%, 09/15/2015	3,569		3,569
Agriculture - 0.46%					Santander Drive Auto Receivables Trust 2010-
Altria Group Inc					1
2.85%, 08/09/2022	2,930		2,721		1.48%, 05/15/2017(d)	2,283		2,288
4.00%, 01/31/2024	825		828		Santander Drive Auto Receivables Trust 2012-
4.25%, 08/09/2042	55		47		1
4.50%, 05/02/2043	1,550		1,373		1.25%, 04/15/2015	369		369
5.38%, 01/31/2044	855		865		Santander Drive Auto Receivables Trust 2012-
Japan Tobacco Inc					2
2.10%, 07/23/2018(d)	2,230		2,249
					0.91%, 05/15/2015(e)	368		368
Philip Morris International Inc					Santander Drive Auto Receivables Trust 2012-
2.50%, 05/16/2016	1,025		1,068		4
4.13%, 03/04/2043	900		812		0.79%, 08/17/2015	1,207		1,207
6.38%, 05/16/2038	30		36		Santander Drive Auto Receivables Trust 2013-
Pinnacle Operating Corp					1
9.00%, 11/15/2020(d)	750		784
					0.48%, 02/16/2016	3,738		3,736
			$10,783		Santander Drive Auto Receivables Trust 2013-
Airlines - 0.17%					2
American Airlines 2013-2 Class A Pass					0.47%, 03/15/2016(e)	454		454
Through Trust								$56,021
4.95%, 07/15/2024(d)	2,315		2,384
					Automobile Floor Plan Asset Backed Securities - 2.48%
US Airways 2001-1G Pass Through Trust					Ally Master Owner Trust
7.08%, 09/20/2022	311		327		0.80%, 05/15/2016(e)	9,900		9,915
US Airways 2013-1 Class A Pass Through					0.97%, 09/15/2016(e)	5,710		5,730
Trust					1.04%, 01/15/2016(e)	5,770		5,777
3.95%, 11/15/2025(c)	1,445		1,373
					1.81%, 05/15/2016(e)	3,275		3,296
			$4,084		BMW Floorplan Master Owner Trust
Apparel - 0.02%					0.57%, 09/15/2017(d),(e)	20,262		20,284
Quiksilver Inc / QS Wholesale Inc					GE Dealer Floorplan Master Note Trust
7.88%, 08/01/2018(d)	45		48		0.77%, 07/20/2016(e)	10,000		10,020
10.00%, 08/01/2020(d)	450		492		Nissan Master Owner Trust Receivables
			$540		0.64%, 05/15/2017(e)	3,000		3,006
								$58,028
Automobile Asset Backed Securities - 2.39%
Ally Auto Receivables Trust 2011-5					Automobile Manufacturers - 0.94%
0.99%, 11/16/2015(e)	3,178		3,185		Chrysler Group LLC / CG Co-Issuer Inc
AmeriCredit Automobile Receivables Trust					8.00%, 06/15/2019	695		770
0.51%, 01/08/2016	3,636		3,635		Daimler Finance North America LLC
AmeriCredit Automobile Receivables Trust					1.25%, 01/11/2016(d)	4,135		4,156
2012-1					1.30%, 07/31/2015(d)	3,205		3,224
0.91%, 10/08/2015(e)	1,224		1,224		1.45%, 08/01/2016(d)	2,005		2,018
AmeriCredit Automobile Receivables Trust					2.38%, 08/01/2018(d)	2,475		2,494
2012-2					Ford Motor Co
0.76%, 10/08/2015	1,100		1,101		4.75%, 01/15/2043	720		670

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

		Principal					Principal
	BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

	Automobile Manufacturers (continued)					Banks (continued)
	Ford Motor Co (continued)					CIT Group Inc (continued)
	7.40%, 11/01/2046	$1,130		$1,397		5.00%, 08/15/2022	$105		$106
	Jaguar Land Rover Automotive PLC					Citigroup Inc
	5.63%, 02/01/2023(d)	200		198		3.88%, 10/25/2023	2,595		2,595
	7.75%, 05/15/2018(d)	150		163		5.38%, 08/09/2020	1,250		1,421
	8.13%, 05/15/2021(d)	390		443		5.50%, 09/13/2025	5,585		5,923
	Navistar International Corp					City National Corp/CA
	8.25%, 11/01/2021	1,025		1,047		5.25%, 09/15/2020	3,100		3,355
	Toyota Motor Credit Corp					Commonwealth Bank of Australia
	2.00%, 10/24/2018	1,690		1,698		2.50%, 09/20/2018	1,695		1,732
	Volkswagen International Finance NV					Cooperatieve Centrale Raiffeisen-
	1.15%, 11/20/2015(d)	2,925		2,943		Boerenleenbank BA/Netherlands
	1.60%, 11/20/2017(d)	905		899		11.00%, 12/29/2049(d),(e)	1,560		2,051
				$22,120		Goldman Sachs Group Inc/The
						2.38%, 01/22/2018	1,215		1,222
	Automobile Parts & Equipment - 0.14%					3.63%, 02/07/2016	3,220		3,399
	Continental Rubber of America Corp					5.38%, 03/15/2020	4,490		5,050
	4.50%, 09/15/2019(d)	480		503
						5.75%, 01/24/2022	2,175		2,466
	Dana Holding Corp					6.00%, 06/15/2020	2,115		2,448
	5.38%, 09/15/2021	195		199		6.45%, 05/01/2036	1,195		1,258
	6.00%, 09/15/2023	395		405		6.75%, 10/01/2037	900		983
	Gajah Tunggal Tbk PT					HBOS Capital Funding LP
	7.75%, 02/06/2018(d)	1,650		1,638
						6.07%, 06/29/2049(d),(e)	420		418
	Gestamp Funding Luxembourg SA					ING Bank NV
	5.63%, 05/31/2020(d)	200		202
						2.00%, 09/25/2015(d)	4,280		4,347
	Schaeffler Holding Finance BV					5.80%, 09/25/2023(d)	9,625		10,094
	6.88%, PIK 7.63%, 08/15/2018(d),(f)	350		373
						Intesa Sanpaolo SpA
				$3,320		3.13%, 01/15/2016	9,115		9,295
Banks	- 8.09%					3.88%, 01/15/2019(g)	17,190		17,258
	Abbey National Treasury Services					JP Morgan Chase & Co
	PLC/London					1.14%, 01/25/2018(e)	2,250		2,267
	3.05%, 08/23/2018	3,200		3,313		5.63%, 08/16/2043	3,015		3,103
	Ally Financial Inc					LBG Capital No.1 PLC
	4.50%, 02/11/2014	200		202		8.00%, 12/29/2049(d),(e)	940		999
	4.75%, 09/10/2018	220		229		Morgan Stanley
	5.50%, 02/15/2017	650		702		1.52%, 04/25/2018(e)	7,875		7,937
	Associated Banc-Corp					1.75%, 02/25/2016	2,600		2,626
	5.13%, 03/28/2016	5,055		5,453		2.13%, 04/25/2018	1,860		1,849
	Banco de Credito e Inversiones					3.75%, 02/25/2023	2,880		2,844
	4.00%, 02/11/2023(d)	600		560		5.50%, 07/24/2020	6,055		6,835
	Banco do Brasil SA/Cayman					Northern Trust Corp
	3.88%, 10/10/2022	730		664		3.95%, 10/30/2025	2,225		2,229
	Banco Santander Mexico SA Institucion de					RBS Capital Trust III
	Banca Multiple Grupo Financiero Santander					5.51%, 09/29/2049	911		865
	4.13%, 11/09/2022(d)	1,100		1,052		Regions Bank/Birmingham AL
	Bancolombia SA					6.45%, 06/26/2037	1,055		1,113
	5.95%, 06/03/2021	835		882		Regions Financial Corp
	Bank of America Corp					5.75%, 06/15/2015	1,070		1,144
	1.28%, 01/15/2019(e)	5,230		5,259		Royal Bank of Scotland Group PLC
	2.00%, 01/11/2018	4,400		4,388		6.10%, 06/10/2023	6,135		6,308
	2.60%, 01/15/2019	4,255		4,284		Russian Agricultural Bank OJSC Via RSHB
	4.10%, 07/24/2023	2,655		2,690		Capital SA
	Bank of America NA					5.10%, 07/25/2018(d)	1,300		1,330
	6.00%, 10/15/2036	2,000		2,305		Sberbank of Russia Via SB Capital SA
	Bank of New York Mellon Corp/The					6.13%, 02/07/2022(d)	450		488
	4.50%, 12/29/2049(e)	1,375		1,255		State Street Corp
	Bank of Tokyo-Mitsubishi UFJ Ltd/The					3.10%, 05/15/2023	2,925		2,762
	1.55%, 09/09/2016(d)	3,240		3,267		Sumitomo Mitsui Banking Corp
	2.70%, 09/09/2018(d)	4,800		4,889		1.45%, 07/19/2016	1,105		1,115
	BBVA Banco Continental SA					Turkiye Vakiflar Bankasi Tao
	5.00%, 08/26/2022(d)	1,100		1,125		5.00%, 10/31/2018	1,800		1,793
	BBVA Bancomer SA/Texas					UBS AG/Stamford CT
	6.75%, 09/30/2022(d)	3,430		3,722		7.63%, 08/17/2022	1,200		1,368
	BBVA US Senior SAU					VTB Bank OJSC Via VTB Capital SA
	4.66%, 10/09/2015	4,465		4,701		6.88%, 05/29/2018	800		881
	BPCE SA					Wells Fargo & Co
	5.70%, 10/22/2023(d)	6,400		6,564		4.13%, 08/15/2023	4,520		4,520
	CIT Group Inc					5.38%, 11/02/2043	1,980		2,003
	4.75%, 02/15/2015(d)	300		313

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

Banks (continued)						Chemicals (continued)
Zions Bancorporation						Dow Chemical Co/The
6.00%, 09/15/2015	$17		$18			7.38%, 11/01/2029	$895		$1,137
			$189,637			Eagle Spinco Inc
						4.63%, 02/15/2021(d)	670		648
Beverages - 1.83%						INEOS Group Holdings SA
Ajecorp BV						6.13%, 08/15/2018(d)	200		202
6.50%, 05/14/2022	2,100		2,121			LYB International Finance BV
Anadolu Efes Biracilik Ve Malt Sanayii AS						4.00%, 07/15/2023	2,385		2,402
3.38%, 11/01/2022(d)	1,450		1,232
						5.25%, 07/15/2043	175		178
Anheuser-Busch InBev Worldwide Inc						Mexichem SAB de CV
1.38%, 07/15/2017	1,345		1,347			4.88%, 09/19/2022(d)	1,000		990
2.50%, 07/15/2022	2,620		2,468			4.88%, 09/19/2022	1,000		990
7.75%, 01/15/2019	1,030		1,304			NOVA Chemicals Corp
Coca-Cola Co/The						5.25%, 08/01/2023(d)	365		372
1.65%, 11/01/2018(g)	230		230
2.45%, 11/01/2020(g)	3,350		3,330			Phosagro OAO via Phosagro Bond Funding
3.20%, 11/01/2023(g)	3,600		3,581			Ltd
						4.20%, 02/13/2018(d)	1,190		1,193
Constellation Brands Inc						Taminco Global Chemical Corp
3.75%, 05/01/2021	515		494			9.75%, 03/31/2020(d)	2,195		2,491
4.25%, 05/01/2023	580		556						$11,228
Corp Lindley SA
4.63%, 04/12/2023(d)	325		310		Coal	- 0.00%
6.75%, 11/23/2021(d)	700		761			Consol Energy Inc
6.75%, 11/23/2021	1,440		1,566			8.00%, 04/01/2017	50		53
Pernod Ricard SA
4.45%, 01/15/2022(d)	5,440		5,623
5.75%, 04/07/2021(d)	5,270		5,906			Commercial Services - 0.15%
SABMiller Holdings Inc						BakerCorp International Inc
2.20%, 08/01/2018(d)	2,695		2,695			8.25%, 06/01/2019	410		398
2.45%, 01/15/2017(d)	5,543		5,724			DP World Ltd
3.75%, 01/15/2022(d)	2,480		2,543			6.85%, 07/02/2037	500		523
4.95%, 01/15/2042(d)	1,030		1,053			Envision Healthcare Corp
						8.13%, 06/01/2019	210		228
			$42,844			ERAC USA Finance LLC
Biotechnology - 0.55%						2.75%, 03/15/2017(d)	1,015		1,048
Amgen Inc						3.30%, 10/15/2022(d)	345		332
5.15%, 11/15/2041	760		766			Igloo Holdings Corp
5.38%, 05/15/2043	2,330		2,421			8.25%, PIK 9.00%, 12/15/2017(d),(f)	385		391
Celgene Corp						TMS International Corp
1.90%, 08/15/2017	1,195		1,205			7.63%, 10/15/2021(d)	385		403
3.25%, 08/15/2022	2,455		2,354			United Rentals North America Inc
4.00%, 08/15/2023	3,570		3,598			5.75%, 07/15/2018	100		107
5.25%, 08/15/2043	770		776						$3,430
Genzyme Corp
5.00%, 06/15/2020	810		907			Computers - 0.52%
						Affiliated Computer Services Inc
Gilead Sciences Inc						5.20%, 06/01/2015	1,850		1,959
3.05%, 12/01/2016	840		888			Apple Inc
			$12,915			1.00%, 05/03/2018	335		325
Building Materials - 0.27%						3.85%, 05/04/2043	3,250		2,754
Boise Cascade Co						Compiler Finance Sub Inc
6.38%, 11/01/2020	310		324			7.00%, 05/01/2021(d)	850		837
6.38%, 11/01/2020(d)	80		84			Hewlett-Packard Co
Cemex Espana Luxembourg						3.00%, 09/15/2016	425		440
9.25%, 05/12/2020(d)	150		163			iGate Corp
9.25%, 05/12/2020(e)	650		708			9.00%, 05/01/2016	190		204
Cemex SAB de CV						NCR Corp
7.25%, 01/15/2021(d)	1,485		1,513			4.63%, 02/15/2021	1,222		1,207
CRH America Inc						Seagate HDD Cayman
4.13%, 01/15/2016	1,630		1,721			4.75%, 06/01/2023(d)	775		754
8.13%, 07/15/2018	1,065		1,303			6.88%, 05/01/2020	3,345		3,671
Owens Corning						Spansion LLC
4.20%, 12/15/2022	620		616			7.88%, 11/15/2017	125		129
			$6,432						$12,280

Chemicals - 0.48%						Consumer Products - 0.15%
Axiall Corp						Reynolds Group Issuer Inc / Reynolds Group
4.88%, 05/15/2023(d)	140		134			Issuer LLC / Reynolds Group Issuer
Cornerstone Chemical Co						(Luxembourg) S.A.
9.38%, 03/15/2018(d)	275		287			5.75%, 10/15/2020	345		356
9.38%, 03/15/2018	195		204			7.13%, 04/15/2019	1,550		1,655

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Consumer Products (continued)					Electric - 1.85%
Reynolds Group Issuer Inc / Reynolds Group					Abu Dhabi National Energy Co
Issuer LLC / Reynolds Group Issuer					3.63%, 01/12/2023(d)	$200		$188
(Luxembourg) S.A. (continued)					Alabama Power Co
7.88%, 08/15/2019	$260		$287		3.85%, 12/01/2042	850		752
9.00%, 04/15/2019	400		428		Baltimore Gas & Electric Co
9.88%, 08/15/2019	618		684		2.80%, 08/15/2022	1,815		1,730
			$3,410		CMS Energy Corp
					4.70%, 03/31/2043	910		866
Credit Card Asset Backed Securities - 1.74%					5.05%, 03/15/2022	1,755		1,909
Citibank Omni Master Trust					Commonwealth Edison Co
2.92%, 08/15/2018(d),(e)	20,190		20,575
					3.80%, 10/01/2042	790		705
Dryrock Issuance Trust					4.60%, 08/15/2043	1,380		1,381
0.32%, 08/15/2017(c),(e)	1,350		1,348
0.51%, 07/16/2018(e)	18,755		18,837		Dominion Gas Holdings LLC
					4.80%, 11/01/2043(d)	815		819
			$40,760		DTE Energy Co
Distribution & Wholesale - 0.05%					6.38%, 04/15/2033	1,605		1,863
HD Supply Inc					Duke Energy Carolinas LLC
7.50%, 07/15/2020(d)	725		765		4.00%, 09/30/2042	2,250		2,081
11.00%, 04/15/2020	285		342		Dynegy Inc
					5.88%, 06/01/2023(d)	600		567
			$1,107
					Edison International
Diversified Financial Services - 1.98%					3.75%, 09/15/2017	1,420		1,508
Aircastle Ltd					Elwood Energy LLC
7.63%, 04/15/2020	240		269		8.16%, 07/05/2026	728		772
9.75%, 08/01/2018	980		1,083		Energy Future Intermediate Holding Co LLC /
American Honda Finance Corp					EFIH Finance Inc
2.13%, 10/10/2018	2,650		2,669		12.25%, 03/01/2022(d),(e)	1,250		1,437
Countrywide Financial Corp					10.00%, 12/01/2020	780		819
6.25%, 05/15/2016	1,595		1,767		FirstEnergy Corp
Credit Acceptance Corp					7.38%, 11/15/2031	1,730		1,824
9.13%, 02/01/2017	1,635		1,725		Florida Power & Light Co
Denali Borrower LLC / Denali Finance Corp					4.05%, 06/01/2042	1,600		1,500
5.63%, 10/15/2020(d)	1,120		1,109		4.13%, 02/01/2042	755		717
DTEK Finance PLC					Indiantown Cogeneration LP
7.88%, 04/04/2018(d)	900		810		9.77%, 12/15/2020	345		376
Ford Motor Credit Co LLC					Mirant Mid Atlantic Pass Through Trust C
1.70%, 05/09/2016	1,375		1,387		10.06%, 12/30/2028	2,762		3,073
5.88%, 08/02/2021	3,410		3,907		Northern States Power Co/MN
8.00%, 12/15/2016	2,315		2,750		3.40%, 08/15/2042	265		221
General Electric Capital Corp					NRG Energy Inc
5.25%, 06/29/2049(e)	6,740		6,437		8.25%, 09/01/2020	820		914
6.25%, 12/15/2049(e)	5,200		5,421		Oncor Electric Delivery Co LLC
General Motors Financial Co Inc					5.25%, 09/30/2040	950		968
3.25%, 05/15/2018(d)	860		857		Pacific Gas & Electric Co
Icahn Enterprises LP / Icahn Enterprises					4.45%, 04/15/2042	645		599
Finance Corp					PacifiCorp
8.00%, 01/15/2018	1,465		1,536		3.85%, 06/15/2021	1,137		1,195
International Lease Finance Corp					4.10%, 02/01/2042	735		681
2.20%, 06/15/2016(e)	30		30		Perusahaan Listrik Negara PT
5.65%, 06/01/2014	200		205		5.50%, 11/22/2021(d)	650		653
6.25%, 05/15/2019	955		1,041		PPL Electric Utilities Corp
8.62%, 09/15/2015(e)	970		1,079		3.00%, 09/15/2021	465		464
John Deere Capital Corp					4.75%, 07/15/2043	790		813
0.88%, 04/17/2015	640		644		PPL WEM Holdings PLC
Merrill Lynch & Co Inc					3.90%, 05/01/2016(d)	2,370		2,484
6.88%, 04/25/2018	4,630		5,499		Public Service Co of Colorado
MMC Finance Ltd					4.75%, 08/15/2041	1,400		1,456
5.55%, 10/28/2020(c),(d)	900		928		Public Service Electric & Gas Co
MPH Intermediate Holding Co 2					2.30%, 09/15/2018	2,700		2,773
8.38%, PIK 9.13%, 08/01/2018(d),(f)	1,140		1,184		3.65%, 09/01/2042	365		317
National Rural Utilities Cooperative Finance					Puget Energy Inc
Corp					5.63%, 07/15/2022	800		863
4.75%, 04/30/2043(e)	855		798		San Diego Gas & Electric Co
SquareTwo Financial Corp					4.30%, 04/01/2042	230		226
11.63%, 04/01/2017	1,130		1,195		Southern California Edison Co
Vesey Street Investment Trust I					3.90%, 12/01/2041	390		357
4.40%, 09/01/2016(e)	2,000		2,159		4.05%, 03/15/2042	1,610		1,505
			$46,489		Virginia Electric and Power Co
					4.00%, 01/15/2043	445		405

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

			Principal						Principal
	BONDS (continued)	Amount (000's)		Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

	Electric (continued)							Food (continued)
	Virginia Electric and Power Co	(continued)						Pinnacle Foods Finance LLC / Pinnacle Foods
	4.65%, 08/15/2043		$1,620		$1,637			Finance Corp
					$43,418			4.88%, 05/01/2021(d)	$295		$282
								Sun Merger Sub Inc
	Electronics - 0.06%							5.25%, 08/01/2018(d)	250		261
	Rexel SA							5.88%, 08/01/2021(d)	395		413
	5.25%, 06/15/2020(d)		300		306
								WM Wrigley Jr Co
	Viasystems Inc							2.40%, 10/21/2018(d)	1,650		1,667
	7.88%, 05/01/2019(d)		1,125		1,198
								3.38%, 10/21/2020(d)	4,860		4,963
					$1,504						$19,311

	Engineering & Construction - 0.09%							Forest Products & Paper - 0.15%
	Aguila 3 SA							Exopack Holdings SA
	7.88%, 01/31/2018(d)		390		416
								7.88%, 11/01/2019(d),(g)	490		490
	Odebrecht Finance Ltd							Georgia-Pacific LLC
	5.13%, 06/26/2022(d)		650		650
								3.73%, 07/15/2023(d)	475		469
	Odebrecht Offshore Drilling Finance Ltd							Resolute Forest Products Inc
	6.75%, 10/01/2022(d)		600		626
								5.88%, 05/15/2023(d)	745		678
	Weekley Homes LLC / Weekley Finance							Sappi Papier Holding GmbH
	Corp							7.50%, 06/15/2032(d)	905		704
	6.00%, 02/01/2023(d)		300		290
								8.38%, 06/15/2019(d)	665		703
					$1,982			Verso Paper Holdings LLC / Verso Paper Inc
	Entertainment - 0.36%							11.75%, 01/15/2019	555		575
	CCM Merger Inc										$3,619
	9.13%, 05/01/2019(d)		2,330		2,470
							Gas	- 0.22%
	Cinemark USA Inc							Nakilat Inc
	4.88%, 06/01/2023		775		738			6.07%, 12/31/2033	200		215
	DreamWorks Animation SKG Inc							Sempra Energy
	6.88%, 08/15/2020(d)		775		824
								2.88%, 10/01/2022	5,255		4,904
	Peninsula Gaming LLC / Peninsula Gaming										$5,119
	Corp
	8.38%, 02/15/2018(d)		1,030		1,123			Healthcare - Products - 0.37%
	Regal Cinemas Corp							Boston Scientific Corp
	8.63%, 07/15/2019		350		378			2.65%, 10/01/2018	4,320		4,355
	Regal Entertainment Group							4.13%, 10/01/2023	1,660		1,675
	5.75%, 02/01/2025		370		353			ConvaTec Finance International SA
	9.13%, 08/15/2018		581		639			8.25%, PIK 9.00%, 01/15/2019(d),(f)	1,250		1,289
	WMG Acquisition Corp							Universal Hospital Services Inc
	6.00%, 01/15/2021(d)		291		306			7.63%, 08/15/2020	1,350		1,417
	11.50%, 10/01/2018		750		867						$8,736
	WMG Holdings Corp
	13.75%, 10/01/2019		685		815			Healthcare - Services - 0.36%
					$8,513			Centene Corp
								5.75%, 06/01/2017	805		859
	Environmental Control - 0.12%							Fresenius Medical Care US Finance II Inc
	Republic Services Inc							5.88%, 01/31/2022(d)	485		514
	3.80%, 05/15/2018		1,215		1,298			Fresenius Medical Care US Finance Inc
	Waste Management Inc							6.50%, 09/15/2018(d)	330		370
	7.75%, 05/15/2032		1,200		1,601			HCA Holdings Inc
					$2,899			6.25%, 02/15/2021	115		121
								HCA Inc
Food	- 0.82%							4.75%, 05/01/2023	1,685		1,624
	Alicorp SAA							7.25%, 09/15/2020	690		756
	3.88%, 03/20/2023(d)		850		799
								8.50%, 04/15/2019	785		843
	ConAgra Foods Inc							HealthSouth Corp
	1.30%, 01/25/2016		375		376			7.25%, 10/01/2018	100		108
	Cosan Luxembourg SA							Radnet Management Inc
	5.00%, 03/14/2023(d)		900		839
								10.38%, 04/01/2018	795		843
	Ingles Markets Inc							Ventas Realty LP
	5.75%, 06/15/2023(d)		805		789
								1.55%, 09/26/2016	2,260		2,276
	Kraft Foods Group Inc										$8,314
	1.63%, 06/04/2015		590		599
	6.13%, 08/23/2018		3,110		3,674			Holding Companies - Diversified - 0.09%
	6.50%, 02/09/2040		1,450		1,736			Nielsen Co Luxembourg SARL/The
	Kroger Co/The							5.50%, 10/01/2021(d)	770		791
	3.85%, 08/01/2023		1,380		1,372			Tenedora Nemak SA de CV
	5.15%, 08/01/2043		635		630			5.50%, 02/28/2023(d)	1,300		1,290
	Mondelez International Inc										$2,081
	6.13%, 02/01/2018		350		406
	6.50%, 11/01/2031		430		505

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

Home Builders - 0.26%						Internet (continued)
Ashton Woods USA LLC / Ashton Woods						Zayo Group LLC / Zayo Capital Inc
Finance Co						8.13%, 01/01/2020	$400		$438
6.88%, 02/15/2021(d)	$370		$364			10.13%, 07/01/2020	995		1,149
Brookfield Residential Properties Inc /									$2,543
Brookfield Residential US Corp
6.13%, 07/01/2022(d)	865		859			Investment Companies - 0.01%
Lennar Corp						IPIC GMTN Ltd
						5.00%, 11/15/2020(d)	250		272
4.13%, 12/01/2018	840		842
4.75%, 11/15/2022(e)	1,380		1,308
MDC Holdings Inc						Iron & Steel - 0.53%
6.00%, 01/15/2043	1,070		934			AK Steel Corp
Standard Pacific Corp						8.38%, 04/01/2022	1,140		1,020
6.25%, 12/15/2021	395		407			ArcelorMittal
WCI Communities Inc						7.50%, 10/15/2039	2,355		2,325
6.88%, 08/15/2021(d)	790		770			BlueScope Steel Finance Ltd/BlueScope Steel
Woodside Homes Co LLC / Woodside Homes						Finance USA LLC
Finance Inc						7.13%, 05/01/2018(d)	360		372
6.75%, 12/15/2021(d)	550		545			Commercial Metals Co
			$6,029			4.88%, 05/15/2023	520		494
						Evraz Group SA
Home Equity Asset Backed Securities - 0.07%						6.50%, 04/22/2020(d)	1,400		1,330
First NLC Trust 2005-1
0.67%, 05/25/2035(e)	369		218			Glencore Funding LLC
						1.70%, 05/27/2016(d)	4,365		4,347
JP Morgan Mortgage Acquisition Trust 2006-						Samarco Mineracao SA
CW2						4.13%, 11/01/2022(d)	2,000		1,828
0.32%, 08/25/2036(e)	1,149		961
						5.75%, 10/24/2023(d)	700		700
New Century Home Equity Loan Trust 2005-
1									$12,416
0.46%, 03/25/2035(e)	85		83			Lodging - 0.21%
Saxon Asset Securities Trust 2004-1						MGM Resorts International
1.87%, 03/25/2035(e)	282		155			6.63%, 12/15/2021	365		390
Specialty Underwriting & Residential Finance						10.00%, 11/01/2016	1,280		1,549
Trust Series 2004-BC1						Wyndham Worldwide Corp
0.94%, 02/25/2035(e)	303		287			2.50%, 03/01/2018	2,920		2,921
			$1,704						$4,860

Insurance - 1.71%						Machinery - Construction & Mining - 0.05%
Allstate Corp/The						Ferreycorp SAA
5.75%, 08/15/2053(e)	1,015		1,038			4.88%, 04/26/2020(d)	1,150		1,104
American International Group Inc
3.38%, 08/15/2020	3,910		3,979
3.80%, 03/22/2017	3,135		3,349			Machinery - Diversified - 0.01%
6.40%, 12/15/2020	4,975		5,969			CNH America LLC
8.18%, 05/15/2068	1,510		1,861			7.25%, 01/15/2016	150		165
CNO Financial Group Inc
6.38%, 10/01/2020(d)	265		279		Media	- 2.39%
Fidelity & Guaranty Life Holdings Inc						Cablevision Systems Corp
6.38%, 04/01/2021(d)	380		396			8.00%, 04/15/2020	990		1,124
ING US Inc						CBS Corp
2.90%, 02/15/2018	3,800		3,878			3.38%, 03/01/2022	1,805		1,764
5.50%, 07/15/2022	3,280		3,602			4.85%, 07/01/2042	1,420		1,317
5.65%, 05/15/2053(e)	4,615		4,392			5.75%, 04/15/2020	1,640		1,859
Liberty Mutual Group Inc						7.88%, 07/30/2030	60		75
4.25%, 06/15/2023(d)	1,720		1,721			Comcast Corp
5.00%, 06/01/2021(d)	2,500		2,697			4.25%, 01/15/2033	440		422
7.00%, 03/15/2037(d),(e)	1,260		1,310			5.65%, 06/15/2035	1,675		1,861
MetLife Capital Trust IV						6.40%, 05/15/2038	305		370
7.88%, 12/15/2067(d)	1,665		1,919			CSC Holdings LLC
Metropolitan Life Global Funding I						6.75%, 11/15/2021	280		305
1.88%, 06/22/2018(d)	1,350		1,341			Cumulus Media Holdings Inc
Prudential Financial Inc						7.75%, 05/01/2019	780		823
5.63%, 06/15/2043(e)	1,910		1,903			DIRECTV Holdings LLC / DIRECTV
XL Group PLC						Financing Co Inc
6.50%, 12/31/2049(e)	470		461			3.80%, 03/15/2022	1,535		1,472
			$40,095			5.00%, 03/01/2021	2,035		2,134
						6.00%, 08/15/2040	790		778
Internet - 0.11%						DISH DBS Corp
Equinix Inc						4.25%, 04/01/2018	785		797
4.88%, 04/01/2020	230		231			5.00%, 03/15/2023	265		253
5.38%, 04/01/2023	730		725			5.88%, 07/15/2022	950		973

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Media (continued)					Mining (continued)
DISH DBS Corp (continued)					Volcan Cia Minera SAA
6.75%, 06/01/2021	$1,605		$1,737		5.38%, 02/02/2022(d)	$350		$344
7.88%, 09/01/2019	1,517		1,764		5.38%, 02/02/2022	600		589
Globo Comunicacao e Participacoes SA					Xstrata Finance Canada Ltd
4.88%, 04/11/2022(d)	800		808		1.80%, 10/23/2015(d)	1,910		1,925
NBCUniversal Enterprise Inc					2.45%, 10/25/2017(d)	1,340		1,346
0.93%, 04/15/2018(d),(e)	1,430		1,438					$28,559
1.66%, 04/15/2018(d)	3,380		3,347
1.97%, 04/15/2019(d)	2,780		2,742		Miscellaneous Manufacturing - 0.38%
NBCUniversal Media LLC					Eaton Corp
					2.75%, 11/02/2022(d)	345		323
2.88%, 01/15/2023	1,705		1,645
4.45%, 01/15/2043	511		483		General Electric Co
5.15%, 04/30/2020	2,260		2,584		4.13%, 10/09/2042	510		471
6.40%, 04/30/2040	800		968		Ingersoll-Rand Global Holding Co Ltd
					2.88%, 01/15/2019(d)	1,065		1,068
News America Inc
3.00%, 09/15/2022	2,645		2,525		Textron Inc
5.40%, 10/01/2043(d)	2,850		2,951		6.20%, 03/15/2015	1,835		1,960
6.15%, 02/15/2041	470		530		Tyco Electronics Group SA
RCN Telecom Services LLC / RCN Capital					1.60%, 02/03/2015	1,265		1,276
Corp					3.50%, 02/03/2022	3,695		3,596
8.50%, 08/15/2020(d)	625		631		7.13%, 10/01/2037	105		124
Time Warner Cable Inc								$8,818
4.50%, 09/15/2042	430		322		Mortgage Backed Securities - 5.88%
5.88%, 11/15/2040	1,300		1,114		Adjustable Rate Mortgage Trust 2004-2
Time Warner Inc					1.31%, 02/25/2035(e)	117		116
6.25%, 03/29/2041	3,025		3,402		Banc of America Commercial Mortgage Trust
7.63%, 04/15/2031	1,050		1,329		2006-3
Unitymedia Hessen GmbH & Co KG /					5.89%, 07/10/2044	605		663
Unitymedia NRW GmbH					Banc of America Commercial Mortgage Trust
5.50%, 01/15/2023(d)	710		701		2007-3
Univision Communications Inc					0.45%, 06/10/2049(d),(e)	1,000		958
6.88%, 05/15/2019(d)	265		286		BB-UBS Trust
8.50%, 05/15/2021(d)	1,355		1,501		2.89%, 06/05/2030(d),(e)	2,100		2,014
Viacom Inc					BCRR Trust 2009-1
4.25%, 09/01/2023	1,480		1,512		5.86%, 07/17/2040(d)	1,945		2,185
4.38%, 03/15/2043	3,446		2,966		CD 2006-CD3 Mortgage Trust
5.85%, 09/01/2043	565		600		5.62%, 10/15/2048	2,440		2,678
WideOpenWest Finance LLC /					Citigroup Commercial Mortgage Trust 2006-
WideOpenWest Capital Corp					C5
13.38%, 10/15/2019	1,620		1,863		0.53%, 10/15/2049(e)	41,719		—
			$56,076		COMM 2006-C7 Mortgage Trust
					5.75%, 06/10/2046(e)	1,941		2,125
Mining - 1.22%
Barrick Gold Corp					COMM 2010-RR1
					5.54%, 12/11/2049(d),(e)	900		963
2.50%, 05/01/2018(d)	2,780		2,712
4.10%, 05/01/2023	1,185		1,075		COMM 2013-CCRE6 Mortgage Trust
					3.10%, 03/10/2046(e)	1,425		1,385
BHP Billiton Finance USA Ltd
2.05%, 09/30/2018	4,600		4,623		Commercial Mortgage Pass Through
3.85%, 09/30/2023	300		305		Certificates
					4.77%, 11/15/2045(d),(e)	700		687
5.00%, 09/30/2043	1,795		1,844
Corp Nacional del Cobre de Chile					Countrywide Asset-Backed Certificates
					0.45%, 11/25/2035(e)	14		14
4.50%, 08/13/2023(d)	1,200		1,224
5.63%, 10/18/2043(d)	800		800		Credit Suisse Commercial Mortgage Trust
FMG Resources August 2006 Pty Ltd					Series 2006-C3
					5.79%, 06/15/2038(e)	99		108
6.88%, 02/01/2018(d)	495		525
6.88%, 04/01/2022(d)	185		197		Credit Suisse Commercial Mortgage Trust
7.00%, 11/01/2015(d)	160		166		Series 2006-C4
8.25%, 11/01/2019(d)	730		810		5.47%, 09/15/2039	1,896		2,075
Freeport-McMoRan Copper & Gold Inc					Credit Suisse Commercial Mortgage Trust
3.10%, 03/15/2020	5,340		5,153		Series 2006-C5
					0.21%, 12/15/2039(e)	16,159		270
5.45%, 03/15/2043	950		889
Midwest Vanadium Pty Ltd					Credit Suisse Commercial Mortgage Trust
11.50%, 02/15/2018(d)	635		533		Series 2007-C3
					5.68%, 06/15/2039(e)	1,752		1,929
Rio Tinto Finance USA PLC
2.00%, 03/22/2017	1,865		1,884		Credit Suisse Commercial Mortgage Trust
4.75%, 03/22/2042	515		494		Series 2007-C4
					5.76%, 09/15/2039(e)	1,556		1,559
St Barbara Ltd
8.88%, 04/15/2018(d)	680		571		Credit Suisse First Boston Mortgage Securities
Teck Resources Ltd					Corp
					0.77%, 11/15/2037(d),(e)	15,884		100
5.20%, 03/01/2042	625		550

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

	Principal							Principal
BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)		Amount (000's)	Value	(000	's)

Mortgage Backed Securities (continued)						Mortgage Backed Securities (continued)
Credit Suisse First Boston Mortgage Securities						JP Morgan Chase Commercial Mortgage
Corp (continued)						Securities Trust 2006-CIBC17
0.79%, 01/15/2037(d),(e)	$8,340		$38			5.43%, 12/12/2043		$2,200		$2,402
4.77%, 07/15/2037	2,025		2,107			JP Morgan Chase Commercial Mortgage
CSMC Series 2009-RR1						Securities Trust 2006-LDP9
5.38%, 02/15/2040(d)	3,165		3,456			5.34%, 05/15/2047		225		248
CSMC Series 2009-RR3						JP Morgan Chase Commercial Mortgage
5.34%, 12/15/2043(d),(e)	1,545		1,697			Securities Trust 2007-C1
Fannie Mae REMIC Trust 2005-W2						0.48%, 02/15/2051(e)		35,090		156
0.37%, 05/25/2035(e)	876		866			JP Morgan Chase Commercial Mortgage
Fannie Mae REMICS						Securities Trust 2009-IWST
0.42%, 03/25/2035(e)	10		10			5.63%, 12/05/2027(d)		2,100		2,400
2.25%, 07/25/2040	654		646			JP Morgan Chase Commercial Mortgage
3.50%, 09/25/2027(e)	6,709		964			Securities Trust 2011-C5
3.50%, 11/25/2027(e)	3,614		533			3.15%, 08/15/2046		2,205		2,309
3.50%, 07/25/2040	5,091		5,183			JPMBB Commercial Mortgage Securities
6.33%, 12/25/2021(e)	2,357		305			Trust
6.33%, 03/25/2022(e)	1,273		164			1.79%, 11/15/2045(e)		50,500		4,258
6.58%, 11/25/2036(e)	3,453		527		LB	-UBS Commercial Mortgage Trust 2005-
6.93%, 09/25/2031(e)	214		2			C3
38.30%, 08/25/2035(e)	73		22			0.74%, 07/15/2040(d),(e)		47,218		562
FHLMC Multifamily Structured Pass Through						4.74%, 07/15/2030		2,782		2,891
Certificates					LB	-UBS Commercial Mortgage Trust 2005-
1.88%, 05/25/2019	6,375		6,313			C7
2.22%, 12/25/2018(e)	1,650		1,672			5.32%, 11/15/2040		2,200		2,326
2.70%, 05/25/2018	2,500		2,608		LB	-UBS Commercial Mortgage Trust 2007-
Freddie Mac REMICS						C1
0.62%, 06/15/2023(e)	109		110			0.42%, 02/15/2040(e)		11,083		158
0.77%, 08/15/2018(e)	880		889		LB	-UBS Commercial Mortgage Trust 2007-
2.00%, 02/15/2036(c),(e)	2,000		2,012			C2
2.75%, 03/15/2041	3,405		3,462			5.43%, 02/15/2040		1,950		2,153
3.00%, 10/15/2027(e)	2,132		277			MASTR Asset Securitization Trust 2005-2
3.00%, 05/15/2028(e)	8,958		1,022			5.25%, 11/25/2035		2,000		2,008
3.50%, 10/15/2027(e)	4,122		597			Merrill Lynch Mortgage Investors Trust Series
4.00%, 09/15/2021	543		564			2005	-A8
4.50%, 10/15/2035(e)	6,981		571			0.52%, 08/25/2036(e)		212		180
6.46%, 03/15/2036(e)	4,284		785			Merrill Lynch Mortgage Trust 2005-CIP1
6.48%, 05/15/2026(e)	4,077		716			5.05%, 07/12/2038		855		906
6.53%, 09/15/2026(e)	5,463		967		ML	-CFC Commercial Mortgage Trust 2006-4
6.53%, 09/15/2026(e)	7,057		1,298			0.62%, 12/12/2049(e)		72,148		510
6.53%, 02/15/2036(e)	2,102		353			Morgan Stanley Bank of America Merrill
6.53%, 04/15/2040(e)	4,573		971			Lynch Trust 2013-C11
6.58%, 09/15/2034(e)	2,011		239			0.82%, 08/15/2046(e)		29,970		1,080
GE Capital Commercial Mortgage Corp Series						Morgan Stanley Capital I Trust 2007-HQ12
2007-C1 Trust						5.58%, 04/12/2049(e)		1,360		1,511
0.16%, 12/10/2049(e)	8,869		7			5.58%, 04/12/2049(e)		8,857		8,990
Ginnie Mae						Morgan Stanley Capital I Trust 2007-IQ13
1.75%, 10/16/2037	1,605		1,619			5.36%, 03/15/2044(e)		700		775
5.23%, 05/20/2041(e)	7,327		1,231			Morgan Stanley Reremic Trust
GS Mortgage Securities Trust 2012-GCJ7						4.97%, 04/16/2040(d)		3,235		3,326
2.60%, 05/10/2045(e)	19,640		2,631			Morgan Stanley Re-REMIC Trust 2011-IO
GS Mortgage Securities Trust 2013-GCJ12						2.50%, 03/23/2051(d)		2,714		2,722
3.78%, 06/10/2046(e)	780		753			MSBAM Commercial Mortgage Securities
Impac CMB Trust Series 2007-A						Trust 2012-CKSV
0.42%, 05/25/2037(e)	2,322		2,286			1.16%, 10/15/2022(d),(e)		23,744		1,888
JP Morgan Chase Commercial Mortgage						3.28%, 10/15/2022(d)		3,075		2,891
Securities Corp						RBSCF Trust 2009-RR1
1.95%, 12/15/2047(e)	22,377		2,442			5.76%, 09/17/2039(d),(e)		400		406
3.35%, 12/15/2047(d),(e)	1,750		1,698			Residential Asset Securitization Trust 2004-
JP Morgan Chase Commercial Mortgage						A10
Securities Trust 2004-LN2						5.50%, 02/25/2035		633		644
5.12%, 07/15/2041	190		194			UBS Commercial Mortgage Trust 2012-C1
JP Morgan Chase Commercial Mortgage						3.40%, 05/10/2045(e)		550		552
Securities Trust 2005-CIBC12						UBS-Barclays Commercial Mortgage Trust
5.09%, 09/12/2037(e)	300		190			2012	-C3
JP Morgan Chase Commercial Mortgage						3.09%, 08/10/2049(e)		2,125		2,071
Securities Trust 2005-LDP3						UBS-Barclays Commercial Mortgage Trust
5.00%, 08/15/2042(e)	2,967		3,114			2012	-C4
						1.88%, 12/10/2045(d),(e)		20,617		2,404

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

		Principal					Principal
BONDS (continued)		Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Mortgage Backed Securities (continued)						Oil & Gas (continued)
UBS-Barclays Commercial Mortgage Trust						GeoPark Latin America Ltd Agencia en Chile
2013	-C5					7.50%, 02/11/2020(d)	$2,600		$2,645
3.18%, 03/10/2046(e)		$2,025		$1,977		GS Caltex Corp
4.10%, 03/10/2046(d),(e)		1,090		910		3.25%, 10/01/2018(d)	800		807
Wachovia Bank Commercial Mortgage Trust						Halcon Resources Corp
Series 2007-C30						8.88%, 05/15/2021	780		812
0.00%, 12/15/2043(a)		1,960		797		9.25%, 02/15/2022(d)	325		344
0.38%, 12/15/2043(d),(e)		1,350		1,250		9.75%, 07/15/2020	80		87
5.25%, 12/15/2043		1,409		1,414		KazMunayGas National Co JSC
Wachovia Bank Commercial Mortgage Trust						4.40%, 04/30/2023(d)	2,250		2,135
Series 2007-C34						7.00%, 05/05/2020	770		881
5.68%, 05/15/2046(e)		250		281		Kerr-McGee Corp
Wells Fargo Mortgage Backed Securities						6.95%, 07/01/2024	1,000		1,206
2005-AR16 Trust						7.88%, 09/15/2031	2,025		2,598
2.69%, 03/25/2035(e)		525		515		Kodiak Oil & Gas Corp
				$137,811		5.50%, 01/15/2021(d)	760		779
						5.50%, 02/01/2022(d)	260		265
Office & Business Equipment - 0.05%						8.13%, 12/01/2019	570		633
Xerox Corp						Linn Energy LLC / Linn Energy Finance
2.95%, 03/15/2017		555		571		Corp
6.75%, 02/01/2017		550		631		7.00%, 11/01/2019(d),(e)	520		519
				$1,202		Nabors Industries Inc
Oil & Gas - 4.33%						2.35%, 09/15/2016(d)	1,400		1,419
Afren PLC						National JSC Naftogaz of Ukraine
10.25%, 04/08/2019		750		859		9.50%, 09/30/2014	365		344
10.25%, 04/08/2019(d)		200		229		Newfield Exploration Co
Anadarko Petroleum Corp						6.88%, 02/01/2020	300		321
5.95%, 09/15/2016		4,480		5,061		Oasis Petroleum Inc
6.45%, 09/15/2036		870		1,024		6.50%, 11/01/2021	455		492
Antero Resources Finance Corp						6.88%, 03/15/2022(d)	290		313
5.38%, 11/01/2021(d),(g)		575		584		6.88%, 01/15/2023	820		890
BP Capital Markets PLC						Pacific Drilling SA
2.24%, 09/26/2018		1,600		1,616		5.38%, 06/01/2020(d)	1,190		1,199
Carrizo Oil & Gas Inc						Pacific Rubiales Energy Corp
7.50%, 09/15/2020		815		888		5.13%, 03/28/2023(d)	1,700		1,628
8.63%, 10/15/2018		765		838		7.25%, 12/12/2021(d)	965		1,061
Chaparral Energy Inc						PDC Energy Inc
7.63%, 11/15/2022		295		319		7.75%, 10/15/2022	1,150		1,248
9.88%, 10/01/2020		550		627		Petrobras Global Finance BV
Chesapeake Energy Corp						2.00%, 05/20/2016	2,200		2,186
3.25%, 03/15/2016		180		182		2.38%, 01/15/2019(e)	1,050		1,021
5.75%, 03/15/2023		725		768		4.38%, 05/20/2023	1,400		1,294
6.13%, 02/15/2021		615		672		Petroleos de Venezuela SA
Chevron Corp						5.25%, 04/12/2017	4,200		3,370
1.10%, 12/05/2017		2,105		2,084		Petroleos Mexicanos
1.72%, 06/24/2018		1,650		1,653		3.50%, 07/18/2018	1,865		1,907
CNOOC Finance 2013 Ltd						4.88%, 01/24/2022	300		312
3.00%, 05/09/2023		1,000		911		Plains Exploration & Production Co
Concho Resources Inc						6.50%, 11/15/2020	685		755
7.00%, 01/15/2021		730		814		6.88%, 02/15/2023	685		759
ConocoPhillips						QGOG Constellation SA
5.75%, 02/01/2019		500		588		6.25%, 11/09/2019(d)	2,100		2,032
ConocoPhillips Holding Co						RKI Exploration & Production LLC / RKI
6.95%, 04/15/2029		535		688		Finance Corp
Continental Resources Inc/OK						8.50%, 08/01/2021(d)	754		784
4.50%, 04/15/2023		7,695		7,762		Rosneft Oil Co via Rosneft International
5.00%, 09/15/2022		1,615		1,682		Finance Ltd
Devon Energy Corp						4.20%, 03/06/2022(d)	1,550		1,453
3.25%, 05/15/2022		845		821		Rowan Cos Inc
Ecopetrol SA						5.00%, 09/01/2017	2,470		2,680
4.25%, 09/18/2018		850		892		Seadrill Ltd
5.88%, 09/18/2023		3,250		3,528		5.63%, 09/15/2017(d)	1,740		1,796
Encana Corp						Sibur Securities Ltd
5.15%, 11/15/2041		1,035		977		3.91%, 01/31/2018(d)	2,000		1,955
EP Energy LLC / EP Energy Finance Inc						Statoil ASA
9.38%, 05/01/2020		710		820		1.20%, 01/17/2018	1,700		1,678
Gazprom Neft OAO Via GPN Capital SA						1.80%, 11/23/2016	2,535		2,601
4.38%, 09/19/2022(d)		500		471		Talisman Energy Inc
						5.50%, 05/15/2042	420		372

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Oil & Gas (continued)					Other Asset Backed Securities (continued)
Thai Oil PCL					Nationstar Mortgage Advance Receivables
3.63%, 01/23/2023(d)	$350		$325		Trust 2013-T2
Total Capital International SA					1.68%, 06/20/2046(d),(e)	$11,000		$10,986
1.50%, 02/17/2017	1,495		1,515		Popular ABS Mortgage Pass-Through Trust
1.55%, 06/28/2017	1,240		1,253		2005-1
Total Capital SA					0.44%, 05/25/2035(e)	1,330		1,030
2.13%, 08/10/2018	1,620		1,642		Volvo Financial Equipment LLC Series 2013-
Transocean Inc					1
2.50%, 10/15/2017	1,495		1,509		0.53%, 11/16/2015(d),(e)	6,300		6,298
6.00%, 03/15/2018	110		124					$49,429
6.38%, 12/15/2021	985		1,110
6.50%, 11/15/2020	5,035		5,713		Packaging & Containers - 0.36%
6.80%, 03/15/2038	640		697		Ardagh Packaging Finance PLC / Ardagh MP
7.35%, 12/15/2041	445		526		Holdings USA Inc
					7.00%, 11/15/2020(d)	260		259
			$101,353		Crown Cork & Seal Co Inc
Oil & Gas Services - 0.48%					7.38%, 12/15/2026	780		864
Basic Energy Services Inc					Exopack Holding Corp
7.75%, 02/15/2019	400		415		10.00%, 06/01/2018	805		869
Cameron International Corp					Packaging Corp of America
1.60%, 04/30/2015	2,165		2,183		4.50%, 11/01/2023	1,215		1,249
4.50%, 06/01/2021	1,230		1,325		Rock Tenn Co
CGG SA					3.50%, 03/01/2020	4,330		4,322
9.50%, 05/15/2016	75		79		4.00%, 03/01/2023	805		788
Halliburton Co								$8,351
4.75%, 08/01/2043	1,155		1,165
Hornbeck Offshore Services Inc					Pharmaceuticals - 1.04%
5.00%, 03/01/2021	440		432		AbbVie Inc
Key Energy Services Inc					1.20%, 11/06/2015	2,295		2,311
6.75%, 03/01/2021	695		707		Actavis Inc
Weatherford International LLC					1.88%, 10/01/2017	950		948
6.35%, 06/15/2017	850		965		3.25%, 10/01/2022	365		347
Weatherford International Ltd/Bermuda					4.63%, 10/01/2042	435		401
4.50%, 04/15/2022	1,955		1,977		5.00%, 08/15/2014	1,980		2,046
5.95%, 04/15/2042	735		730		CFR International SpA
					5.13%, 12/06/2022(d)	800		759
6.50%, 08/01/2036	1,125		1,163
			$11,141		Express Scripts Holding Co
					2.75%, 11/21/2014	2,305		2,356
Other Asset Backed Securities - 2.11%					3.13%, 05/15/2016	3,250		3,411
Carrington Mortgage Loan Trust Series 2005-					3.90%, 02/15/2022	755		774
FRE1					4.75%, 11/15/2021	1,405		1,517
0.45%, 12/25/2035(e)	2,379		2,367		6.13%, 11/15/2041	1,875		2,158
Chase Funding Trust Series 2003-5					GlaxoSmithKline Capital Inc
0.77%, 07/25/2033(e)	1,256		1,178		5.38%, 04/15/2034	255		284
Chase Funding Trust Series 2004-1					GlaxoSmithKline Capital PLC
0.63%, 12/25/2033(e)	23		21		1.50%, 05/08/2017	1,385		1,398
Countrywide Asset-Backed Certificates					Par Pharmaceutical Cos Inc
0.33%, 10/25/2047(e)	4,865		4,764		7.38%, 10/15/2020(d)	350		366
0.69%, 06/25/2035(e)	555		553		Valeant Pharmaceuticals International
1.78%, 01/25/2034(e)	18		15		7.50%, 07/15/2021(d)	1,310		1,454
GE Dealer Floorplan Master Note Trust					Wyeth LLC
0.61%, 10/20/2017(e)	3,500		3,501		6.00%, 02/15/2036	565		673
GE Equipment Midticket LLC					Zoetis Inc
0.47%, 01/22/2015	2,076		2,077		1.15%, 02/01/2016(d)	490		492
GE Equipment Transportation LLC					4.70%, 02/01/2043(d)	2,910		2,748
0.61%, 06/24/2016(e)	9,000		9,000					$24,443
GreatAmerica Leasing Receivables Funding
LLC					Pipelines - 1.38%
1.66%, 04/17/2017(d)	2,000		2,017		Access Midstream Partners LP / ACMP
John Deere Owner Trust 2013-B					Finance Corp
0.55%, 01/15/2016(e)	1,550		1,551		5.88%, 04/15/2021	290		311
JP Morgan Mortgage Acquisition Trust 2007-					Crestwood Midstream Partners LP / Crestwood
CH3					Midstream Finance Corp
					6.13%, 03/01/2022(d),(g)	215		220
0.32%, 03/25/2037(e)	3,476		3,278
Long Beach Mortgage Loan Trust 2005-1					DCP Midstream LLC
					5.85%, 05/21/2043(d),(e)	880		823
0.92%, 02/25/2035(e)	288		286
Marriott Vacation Club Owner Trust 2007-1					El Paso Pipeline Partners Operating Co LLC
5.52%, 05/20/2029(d),(e)	299		303		4.70%, 11/01/2042	1,540		1,359
MSDWCC Heloc Trust 2005-1					5.00%, 10/01/2021	1,575		1,679
0.55%, 07/25/2017(e)	209		204		Energy Transfer Partners LP
					3.60%, 02/01/2023	445		424

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

			Principal					Principal
	BONDS (continued)	Amount (000's)		Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

	Pipelines (continued)						REITS (continued)
	Energy Transfer Partners LP	(continued)					Ventas Realty LP / Ventas Capital Corp
	5.20%, 02/01/2022		$695		$748		(continued)
	5.95%, 10/01/2043		4,355		4,530		4.75%, 06/01/2021	$1,895		$2,022
	6.70%, 07/01/2018		377		444					$29,388
	Enterprise Products Operating LLC
	6.45%, 09/01/2040		5		6		Retail - 1.22%
	Kinder Morgan Energy Partners LP						Building Materials Holding Corp
							9.00%, 09/15/2018(d)	420		441
	2.65%, 02/01/2019		2,030		2,037
	5.00%, 03/01/2043		1,050		990		Claire's Stores Inc
							6.13%, 03/15/2020(d)	380		383
	5.63%, 09/01/2041		1,130		1,147		7.75%, 06/01/2020(d)	200		199
	MarkWest Energy Partners LP / MarkWest
	Energy Finance Corp						8.88%, 03/15/2019	665		723
							9.00%, 03/15/2019(d)	570		637
	6.25%, 06/15/2022		656		712
	6.50%, 08/15/2021		142		154		CVS Caremark Corp
	ONEOK Partners LP						3.25%, 05/18/2015	1,105		1,149
	3.25%, 02/01/2016		2,380		2,477		4.13%, 05/15/2021	895		950
	Sabine Pass Liquefaction LLC						5.75%, 05/15/2041	1,965		2,179
	5.63%, 02/01/2021(d)		490		495		CVS Pass-Through Trust
							5.93%, 01/10/2034(d)	1,146		1,266
	Spectra Energy Partners LP						7.51%, 01/10/2032(d)	314		380
	4.75%, 03/15/2024		3,970		4,174
	5.95%, 09/25/2043		790		862		Gymboree Corp/The
	Tesoro Logistics LP / Tesoro Logistics Finance						9.13%, 12/01/2018	85		82
	Corp						Home Depot Inc/The
	6.13%, 10/15/2021		295		305		2.25%, 09/10/2018	1,370		1,400
	Transportadora de Gas Internacional SA ESP						Landry's Holdings II Inc
							10.25%, 01/01/2018(d)	835		883
	5.70%, 03/20/2022(d)		300		313
	5.70%, 03/20/2022		1,500		1,564		Landry's Inc
							9.38%, 05/01/2020(d)	680		736
	Western Gas Partners LP
	2.60%, 08/15/2018		4,050		4,068		Lowe's Cos Inc
	4.00%, 07/01/2022		2,465		2,447		5.00%, 09/15/2043	1,490		1,550
					$32,289		Macy's Retail Holdings Inc
							5.75%, 07/15/2014	875		906
	Real Estate - 0.07%						5.90%, 12/01/2016	3,694		4,166
	Crescent Resources LLC / Crescent Ventures						6.38%, 03/15/2037	1,245		1,383
	Inc						6.90%, 04/01/2029	145		166
	10.25%, 08/15/2017(d)		1,025		1,117		Michaels FinCo Holdings LLC / Michaels
	Mattamy Group Corp						FinCo Inc
	6.50%, 11/15/2020(d)		490		484		7.50%, PIK 8.25%, 08/01/2018(d),(f)	630		651
					$1,601		Neiman Marcus Group Inc/The
							8.75%, 10/15/2021(d)	940		966
REITS	- 1.25%						New Academy Finance Co LLC / New
	Boston Properties LP						Academy Finance Corp
	3.13%, 09/01/2023		1,170		1,097		8.00%, PIK 8.75%, 06/15/2018(d),(f)	1,305		1,334
	DDR Corp						Petco Holdings Inc
	4.63%, 07/15/2022		2,250		2,330		8.50%, PIK 9.25%, 10/15/2017(d),(f)	955		974
	DuPont Fabros Technology LP						Suburban Propane Partners LP/Suburban
	5.88%, 09/15/2021(d)		415		425
							Energy Finance Corp
	ERP Operating LP						7.38%, 03/15/2020	715		767
	3.00%, 04/15/2023		1,710		1,623		7.50%, 10/01/2018	330		354
	HCP Inc						Wal-Mart Stores Inc
	2.63%, 02/01/2020		2,140		2,069		3.25%, 10/25/2020	1,950		2,027
	iStar Financial Inc						4.75%, 10/02/2043	1,960		1,996
	3.88%, 07/01/2016		185		188					$28,648
	4.88%, 07/01/2018		390		382
	7.13%, 02/15/2018		580		631		Savings & Loans - 0.24%
	9.00%, 06/01/2017		490		571		Santander Holdings USA Inc/PA
	Kimco Realty Corp						3.00%, 09/24/2015	5,430		5,591
	3.13%, 06/01/2023		1,115		1,034
	Liberty Property LP
	4.40%, 02/15/2024		2,390		2,417		Semiconductors - 0.11%
							Intel Corp
	Mid-America Apartments LP						4.25%, 12/15/2042	825		746
	4.30%, 10/15/2023		1,575		1,581
	ProLogis LP						Jazz Technologies Inc
	2.75%, 02/15/2019		2,385		2,407		8.00%, 06/30/2015	1,926		1,835
	4.25%, 08/15/2023		1,445		1,463					$2,581
	6.88%, 03/15/2020		743		886		Software - 0.18%
	UDR Inc						Activision Blizzard Inc
	3.70%, 10/01/2020		2,545		2,586		5.63%, 09/15/2021(d)	495		512
	Ventas Realty LP / Ventas Capital Corp						6.13%, 09/15/2023(d)	745		779
	2.70%, 04/01/2020		5,850		5,676

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)		Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Software (continued)						Sovereign (continued)
Oracle Corp						Sweden Government Bond (continued)
2.38%, 01/15/2019		$2,655		$2,697		6.75%, 05/05/2014	SEK	70		$11
Serena Software Inc						Switzerland Government Bond
10.38%, 03/15/2016		318		319		3.75%, 06/10/2015	CHF	12		14
				$4,307		United Kingdom Gilt
						1.75%, 09/07/2022	GBP	45		68
Sovereign - 0.30%						4.25%, 12/07/2040		35		64
Australia Government Bond						4.75%, 12/07/2030		15		29
3.25%, 04/21/2029	AUD	25		21		Venezuela Government International Bond
4.50%, 04/15/2020		35		35		5.75%, 02/26/2016		$1,460		1,299
Belgium Government Bond										$6,938
3.00%, 09/28/2019	EUR	115		170
4.25%, 09/28/2021(d)		35		55		Student Loan Asset Backed Securities - 1.42%
Bundesrepublik Deutschland						SLM Private Education Loan Trust 2012-A
3.50%, 07/04/2019		20		31		1.57%, 08/15/2025(d),(e)		1,635		1,648
4.00%, 01/04/2018		5		8		SLM Private Education Loan Trust 2012-B
4.75%, 07/04/2028		15		27		1.27%, 12/15/2021(d),(e)		5,490		5,505
Canadian Government Bond						SLM Private Education Loan Trust 2012-C
2.00%, 12/01/2014	CAD	50		49		1.27%, 08/15/2023(d),(e)		7,387		7,417
5.75%, 06/01/2033		25		34		SLM Private Education Loan Trust 2012-E
Denmark Government Bond						0.92%, 06/15/2016(d),(e)		2,485		2,481
3.00%, 11/15/2021	DKK	80		16		SLM Private Education Loan Trust 2013-1
4.00%, 11/15/2017		80		17		0.77%, 08/15/2022(d),(e)		2,584		2,576
Finland Government Bond						SLM Private Education Loan Trust 2013-B
1.63%, 09/15/2022(d)	EUR	60		80		0.82%, 07/15/2022(d),(e)		5,355		5,332
France Government Bond OAT						SLM Student Loan Trust 2008-5
3.00%, 04/25/2022		50		74		1.34%, 10/25/2016(e)		246		247
3.50%, 04/25/2026		30		45		SLM Student Loan Trust 2008-6
3.75%, 04/25/2021		85		133		0.79%, 10/25/2017(e)		1,392		1,395
4.50%, 04/25/2041		25		42		SLM Student Loan Trust 2008-8
French Treasury Note BTAN						1.14%, 10/25/2017(e)		475		477
1.75%, 02/25/2017		40		56		SLM Student Loan Trust 2012-6
Ireland Government Bond						0.33%, 02/27/2017(e)		1,255		1,255
5.90%, 10/18/2019		150		236		SLM Student Loan Trust 2012-7
Italy Buoni Poliennali Del Tesoro						0.33%, 02/27/2017(e)		4,923		4,919
2.75%, 12/01/2015		100		139						$33,252
3.50%, 11/01/2017		100		141
4.25%, 09/01/2019		75		108		Telecommunications - 3.70%
4.75%, 06/01/2017		75		110		Altice Financing SA
						7.88%, 12/15/2019(d)		1,000		1,083
5.00%, 09/01/2040		15		21
5.50%, 11/01/2022		75		114		Altice Finco SA
						9.88%, 12/15/2020(d)		450		503
6.00%, 05/01/2031		20		32
Japan Government Ten Year Bond						America Movil SAB de CV
0.60%, 03/20/2023	JPY	24,000		245		5.00%, 10/16/2019		400		441
0.80%, 09/20/2020		7,000		73		AT&T Inc
1.40%, 06/20/2019		16,000		173		4.35%, 06/15/2045		6,565		5,425
Japan Government Thirty Year Bond						5.80%, 02/15/2019		2,345		2,723
2.00%, 09/20/2040		6,500		72		Bharti Airtel International Netherlands BV
						5.13%, 03/11/2023(d)		500		469
2.30%, 12/20/2035		9,000		104
Japan Government Twenty Year Bond						British Telecommunications PLC
1.60%, 06/20/2030		12,500		134		1.63%, 06/28/2016		1,490		1,510
1.90%, 03/20/2024		21,200		243		CC Holdings GS V LLC / Crown Castle GS III
Mexican Bonos						Corp
6.50%, 06/10/2021(e)	MXN	550		44		3.85%, 04/15/2023		2,315		2,198
Netherlands Government Bond						Cellco Partnership / Verizon Wireless Capital
2.25%, 07/15/2022(d)	EUR	65		91		LLC
4.00%, 07/15/2018(d)		15		23		8.50%, 11/15/2018		470		605
Poland Government Bond						Cisco Systems Inc
5.25%, 10/25/2020	PLN	90		32		5.90%, 02/15/2039		750		874
Russian Foreign Bond - Eurobond						Clearwire Communications LLC/Clearwire
4.88%, 09/16/2023(d)		$2,000		2,098		Finance Inc
						12.00%, 12/01/2015(d)		1,350		1,400
Spain Government Bond
3.15%, 01/31/2016	EUR	75		105		Digicel Group Ltd
						8.25%, 09/30/2020(d)		475		501
3.40%, 04/30/2014		30		41
4.25%, 10/31/2016		60		87		Digicel Ltd
						6.00%, 04/15/2021(d)		2,650		2,570
4.65%, 07/30/2025		10		14		8.25%, 09/01/2017(d)		670		698
4.85%, 10/31/2020		30		44
5.50%, 04/30/2021		10		15		8.25%, 09/01/2017		1,700		1,771
Sweden Government Bond						Eileme 1 AB
						14.25%, PIK 14.25%, 08/15/2020(d),(f)		673		724
4.25%, 03/12/2019	SEK	120		21

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Telecommunications (continued)					Telecommunications (continued)
Eileme 2 AB					VimpelCom Holdings BV
11.63%, 01/31/2020(d)	$830		$969		5.20%, 02/13/2019(d)	$1,795		$1,795
Embarq Corp					7.50%, 03/01/2022	550		590
8.00%, 06/01/2036	695		708		Wind Acquisition Finance SA
Goodman Networks Inc					11.75%, 07/15/2017(d)	440		468
13.12%, 07/01/2018(d),(e)	485		512		Wind Acquisition Holdings Finance SA
12.13%, 07/01/2018(d)	645		680		12.25%, PIK 12.25%, 07/15/2017(d),(f)	1,315		1,338
Inmarsat Finance PLC								$86,656
7.38%, 12/01/2017(d)	350		364
Intelsat Jackson Holdings SA					Transportation - 0.62%
5.50%, 08/01/2023(d)	1,390		1,341		Burlington Northern Santa Fe LLC
7.25%, 10/15/2020	710		770		3.45%, 09/15/2021	2,800		2,829
Intelsat Luxembourg SA					4.45%, 03/15/2043	795		738
6.75%, 06/01/2018(d)	125		132		CSX Corp
7.75%, 06/01/2021(d)	3,300		3,482		5.50%, 04/15/2041	1,805		1,934
8.13%, 06/01/2023(d)	2,415		2,554		6.25%, 03/15/2018	740		868
Koninklijke KPN NV					7.38%, 02/01/2019	964		1,191
7.00%, 03/28/2073(d),(e)	210		216		Georgian Railway JSC
					7.75%, 07/11/2022(d)	590		639
Level 3 Communications Inc
11.88%, 02/01/2019	384		445		Navios Maritime Acquisition Corp / Navios
Level 3 Financing Inc					Acquisition Finance US Inc
					8.13%, 11/15/2021(d),(g)	1,375		1,389
6.13%, 01/15/2021(d),(g)	270		275
8.13%, 07/01/2019	770		849		8.63%, 11/01/2017	1,268		1,330
10.00%, 02/01/2018	810		866		Navios South American Logistics Inc / Navios
MetroPCS Wireless Inc					Logistics Finance US Inc
6.25%, 04/01/2021(d)	960		1,004		9.25%, 04/15/2019	235		254
NII Capital Corp					Swift Services Holdings Inc
7.63%, 04/01/2021	920		534		10.00%, 11/15/2018	1,690		1,893
NII International Telecom SCA					Topaz Marine SA
					8.63%, 11/01/2018(d),(g)	400		404
7.88%, 08/15/2019(d)	195		170
11.38%, 08/15/2019(d)	195		185		Transnet SOC Ltd
					4.00%, 07/26/2022(d)	1,200		1,074
Qtel International Finance Ltd
3.25%, 02/21/2023	600		553					$14,543
Qwest Corp					TOTAL BONDS			$1,377,043
6.75%, 12/01/2021	2,921		3,187		SENIOR FLOATING RATE INTERESTS -	Principal
SBA Tower Trust					3.41%	Amount (000's)	Value	(000	's)
4.25%, 04/15/2040(d),(e)	2,490		2,535
					Aerospace & Defense - 0.02%
SoftBank Corp					TransDigm Inc, Term Loan C
4.50%, 04/15/2020(d)	3,150		3,119		3.75%, 02/28/2020(e)	$359		$359
Sprint Capital Corp
6.88%, 11/15/2028	565		537
Sprint Communications Inc					Apparel - 0.06%
6.00%, 12/01/2016	100		108		Calceus Acquisition Inc, Term Loan B1
6.00%, 11/15/2022	770		758		5.00%, 09/24/2020(e)	1,463		1,469
7.00%, 08/15/2020	1,565		1,678
9.00%, 11/15/2018(d)	175		212
					Automobile Manufacturers - 0.05%
9.13%, 03/01/2017	236		278		Chrysler Group LLC, Term Loan B
Sprint Corp					4.25%, 05/24/2017(e)	1,149		1,159
7.88%, 09/15/2023(d)	680		738
Telefonica Emisiones SAU
3.19%, 04/27/2018	1,450		1,471		Automobile Parts & Equipment - 0.05%
4.57%, 04/27/2023	1,165		1,161		Federal-Mogul Corp, Term Loan B-EXIT
5.13%, 04/27/2020	4,495		4,743		2.12%, 12/29/2014(e)	458		453
5.46%, 02/16/2021	1,330		1,409		Federal-Mogul Corp, Term Loan C-EXIT
6.42%, 06/20/2016	595		662		2.12%, 12/28/2015(e)	234		232
T-Mobile USA Inc					Schaeffler AG, Term Loan C
6.63%, 04/28/2021	585		619		4.25%, 01/20/2017(e)	485		487
UPCB Finance VI Ltd								$1,172
6.88%, 01/15/2022(d)	890		959
					Building Materials - 0.03%
Verizon Communications Inc					CPG International Inc, Term Loan B
0.70%, 11/02/2015	240		239		4.75%, 09/30/2020(e)	735		736
3.50%, 11/01/2021	2,635		2,629
3.65%, 09/14/2018	805		856
5.15%, 09/15/2023	3,065		3,325		Chemicals - 0.29%
6.25%, 04/01/2037	425		469		AIlnex Luxembourg & CY SCA, Term Loan
6.40%, 09/15/2033	5,695		6,446		8.25%, 03/12/2020(e)	1,900		1,952
6.55%, 09/15/2043	2,420		2,808		AZ Chem US Inc, Term Loan B
6.90%, 04/15/2038	1,195		1,415		5.25%, 02/21/2017(e)	499		503
					Eagle Spinco Inc, Term Loan B
					3.50%, 01/28/2017(e)	782		783

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

	SENIOR FLOATING RATE INTERESTS	Principal			SENIOR FLOATING RATE INTERESTS	Principal
	(continued)	Amount (000's) Value (000's)			(continued)	Amount (000's) Value (000's)

	Chemicals (continued)				Forest Products & Paper - 0.22%
	Ineos US Finance LLC, Term Loan B				Caraustar Industries Inc, Term Loan B
	4.00%, 05/04/2018(e)	$1,098	$1,101		7.50%, 04/26/2019(e)	$1,313	$1,334
	MacDermid Inc, Term Loan				Exopack Holdings SA, Term Loan B
	7.75%, 12/04/2020(e)	1,370	1,388		0.00%, 04/24/2019(e),(h)	1,710	1,730
	Taminco Global Chemical Corp, Term Loan				Exopack LLC, Term Loan B
	B				5.00%, 05/31/2017(e)	2,035	2,063
	4.25%, 02/15/2019(e)	1,158	1,165				$5,127

			$6,892		Healthcare - Products - 0.04%
	Commercial Services - 0.14%				Kinetic Concepts Inc, Term Loan D1
	Envision Healthcare Corp, Term Loan B				4.50%, 05/04/2018(e)	827	836
	4.00%, 05/25/2018(e)	213	214
	Interactive Data Corp, Term Loan B
	3.75%, 02/11/2018(e)	1,248	1,247		Healthcare - Services - 0.04%
					MultiPlan Inc, Term Loan B
	ISS A/S, Term Loan B				4.00%, 08/26/2017(e)	917	923
	3.75%, 04/18/2018(e)	1,411	1,412
	TMS International Corp, Term Loan B
	4.50%, 10/04/2020(e)	310	311		Insurance - 0.17%
			$3,184		Asurion LLC, Term Loan B1
					4.50%, 05/24/2019(e)	2,054	2,054
	Computers - 0.10%				Asurion LLC, Term Loan B2
	Oberthur Technologies of America Corp, Term				3.50%, 06/19/2020(e)	436	427
	Loan B2				CNO Financial Group Inc, Term Loan B2
	0.00%, 10/09/2019(e),(h)	1,580	1,583
					3.75%, 09/28/2018(e)	529	529
	Spansion LLC, Term Loan B				Lonestar Intermediate Super Holdings LLC,
	5.25%, 12/11/2018(e)	660	662
					Term Loan
			$2,245		11.00%, 08/07/2019(e)	880	912
	Consumer Products - 0.10%						$3,922
	Dell International LLC, Term Loan B				Internet - 0.10%
	0.00%, 03/24/2020(e),(h)	1,500	1,491
					Zayo Group LLC, Term Loan B
	Sun Products Corp/The, Term Loan B				4.50%, 07/02/2019(e)	2,273	2,283
	5.50%, 03/21/2020(e)	970	930
			$2,421
					Lodging - 0.21%
	Distribution & Wholesale - 0.03%				Caesars Entertainment Operating Co Inc, Term
	American Builders & Contractors Supply Co				Loan B4
	Inc, Term Loan B				9.50%, 10/31/2016(e)	547	546
	3.50%, 04/05/2020(e)	710	710
					Caesars Entertainment Operating Co Inc, Term
					Loan B6
	Diversified Financial Services - 0.03%				5.49%, 01/28/2018(e)	3,646	3,417
	Springleaf Financial Funding Co, Term Loan				CityCenter Holdings LLC, Term Loan B
	B2				5.00%, 10/09/2020(e)	605	610
	4.75%, 09/25/2019(e)	605	611		Hilton Worldwide Finance LLC, Term Loan
					B
					0.00%, 09/23/2020(e),(h)	430	433
	Electric - 0.09%						$5,006
	Dynegy Inc, Term Loan B2
	4.00%, 04/16/2020(e)	818	818		Machinery - Diversified - 0.04%
	Texas Competitive Electric Holdings Co LLC,				Edwards Cayman Islands II Ltd, Term Loan
	Term Loan NONEXT				B
	3.70%, 10/10/2014(e)	1,803	1,212		4.75%, 03/26/2020(e)	1,024	1,024
			$2,030

	Entertainment - 0.28%			Media	- 0.37%
	CCM Merger Inc, Term Loan				Charter Communications Operating LLC,
	5.00%, 02/01/2017(e)	2,318	2,329		Term Loan E
	Lions Gate Entertainment Corp, Term Loan				3.00%, 04/10/2020(e)	739	731
	5.00%, 07/17/2020(e)	925	924		Clear Channel Communications Inc, Term
	Peninsula Gaming LLC, Term Loan B			Loan D	-EXT
	4.25%, 11/30/2017(e)	965	967		6.93%, 01/30/2019(e)	390	370
	WMG Acquisition Corp, Term Loan B				Cumulus Media Holdings Inc, Term Loan
	3.75%, 07/07/2020(e)	2,233	2,233		7.50%, 01/14/2019(e)	223	227
			$6,453		Cumulus Media Holdings Inc, Term Loan B
					4.50%, 09/17/2018(e)	279	281
Food	- 0.04%				NEP Broadcasting LLC, Term Loan B
	HJ Heinz Co, Term Loan B2				4.75%, 01/03/2020(e)	2,144	2,149
	3.50%, 03/27/2020(e)	873	879		Univision Communications Inc, Term Loan
					4.50%, 02/28/2020(e)	86	87
					Univision Communications Inc, Term Loan
					C1
					4.50%, 02/28/2020(e)	853	858

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Media (continued)			Telecommunications - 0.11%
Univision Communications Inc, Term Loan			Altice Financing SA, Delay-Draw Term Loan
C2			DD
4.50%, 02/22/2020(e)	$2,279	$2,290	5.50%, 07/03/2019(e)	$629		$633
Univision Communications Inc, Term Loan			Integra Telecom Holdings Inc, Term Loan
C3			5.25%, 02/19/2020(e)	1,045		1,073
4.00%, 03/01/2020(e)	159	159	9.75%, 02/19/2020(e)	303		311
Virgin Media Investment Holdings Ltd, Term			Level 3 Financing Inc, Term Loan B3
Loan B			4.00%, 08/01/2019(e)	505		507
3.50%, 02/15/2020(e)	710	710				$2,524
WideOpenWest Finance LLC, Term Loan B
4.75%, 03/27/2019(e)	849	856	Transportation - 0.05%
		$8,718	State Class Tankers II LLC, Term Loan B
			6.75%, 06/19/2020(e)	1,190		1,196
Mining - 0.02%
FMG Resources August 2006 Pty Ltd, Term			TOTAL SENIOR FLOATING RATE INTERESTS			$79,815
Loan B			U.S. GOVERNMENT & GOVERNMENT	Principal
5.25%, 10/12/2017(e)	574	575	AGENCY OBLIGATIONS - 44.76%	Amount (000's)	Value	(000	's)
			Federal Home Loan Mortgage Corporation (FHLMC) -
Oil & Gas - 0.11%			4.52%
Chesapeake Energy Corp, Term Loan B			2.23%, 12/01/2035(e)	$58		$61
5.75%, 12/02/2017 (e)	2,070	2,114	2.62%, 01/01/2034(e)	128		136
			2.71%, 05/01/2037(e)	364		391
EP Energy LLC, Term Loan B3
3.50%, 05/24/2018(e)	483	483	3.50%, 04/01/2042	17,111		17,522
		$2,597	3.50%, 08/01/2042	8,860		9,064
			3.50%, 12/01/2042	11,576		11,852
Pharmaceuticals - 0.13%			4.00%, 12/01/2041	5,374		5,669
Grifols Inc, Term Loan B			4.00%, 12/01/2041(i)	2,100		2,197
4.25%, 06/01/2017(e)	503	506	4.00%, 11/01/2043	1,700		1,790
NBTY Inc, Term Loan B2			4.50%, 04/01/2031	3,726		4,041
3.50%, 10/01/2017(e)	227	228	4.50%, 06/01/2040	2,139		2,308
Par Pharmaceutical Cos Inc, Term Loan B			4.50%, 08/01/2040	185		198
4.25%, 09/28/2019(e)	1,055	1,058	4.50%, 04/01/2041	14,411		15,477
Valeant Pharmaceuticals International Inc,			4.50%, 11/01/2041(i)	2,000		2,134
Term Loan BE			5.00%, 03/01/2018	654		694
4.50%, 06/26/2020(e)	1,305	1,322	5.00%, 05/01/2018	459		487
		$3,114	5.00%, 10/01/2018	358		380
			5.00%, 01/01/2019	479		508
Pipelines - 0.02%			5.00%, 06/01/2031	2,258		2,504
NGPL PipeCo LLC, Term Loan B			5.00%, 12/01/2038	441		475
6.75%, 05/04/2017(e)	581	543
			5.00%, 02/01/2039	2,754		2,964
			5.00%, 08/01/2040	4,739		5,126
REITS- 0.08%			5.03%, 07/01/2034(e)	32		34
iStar Financial Inc, Term Loan			5.50%, 03/01/2018	189		198
4.50%, 10/15/2017(e)	265	267	5.50%, 08/01/2023	1,546		1,679
iStar Financial Inc, Term Loan A2			5.50%, 06/01/2024	180		197
7.00%, 06/30/2014(e)	1,641	1,681	5.50%, 04/01/2033	83		89
		$1,948	5.50%, 05/01/2033	191		208
			5.50%, 10/01/2033	167		181
Retail - 0.30%			5.50%, 12/01/2033	1,535		1,691
Academy Ltd, Term Loan B			5.50%, 11/01/2036	1,840		2,006
4.50%, 08/03/2018(e)	1,050	1,056
			5.50%, 04/01/2038	434		472
DineEquity Inc, Term Loan B2			5.50%, 04/01/2038	496		543
3.75%, 10/19/2017(e)	347	349
			5.50%, 08/01/2038	1,122		1,231
Dunkin' Brands Inc, Term Loan B3			5.50%, 03/01/2040	1,797		1,963
3.75%, 02/14/2020(e)	2,175	2,181
			6.00%, 07/01/2017	29		30
Michaels Stores Inc, Term Loan B			6.00%, 03/01/2022	54		59
3.75%, 01/24/2020(e)	1,726	1,732
			6.00%, 07/01/2023	629		686
Neiman Marcus Group LTD Inc, Term Loan			6.00%, 06/01/2028	7		8
0.00%, 10/16/2020(e),(h)	1,700	1,711
			6.00%, 01/01/2029	3		3
		$7,029	6.00%, 03/01/2031	17		19
Semiconductors - 0.04%			6.00%, 04/01/2031	2		3
Freescale Semiconductor Inc, Term Loan B4			6.00%, 12/01/2031	94		104
5.00%, 02/13/2020(e)	1,008	1,017	6.00%, 12/01/2032	94		104
			6.00%, 02/01/2033	205		226
			6.00%, 12/01/2033	94		104
Software - 0.05%			6.00%, 10/01/2036(e)	931		1,024
Activision Blizzard Inc, Term Loan B			6.00%, 12/01/2037(e)	1,033		1,125
3.25%, 07/26/2020(e)	1,110	1,113	6.00%, 01/01/2038	931		1,027
			6.00%, 01/01/2038(e)	172		189
			6.00%, 07/01/2038	3,318		3,656

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

U.S. GOVERNMENT & GOVERNMENT	Principal				U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)

Federal Home Loan Mortgage Corporation (FHLMC)					Federal National Mortgage Association (FNMA) (continued)
(continued)					4.50%, 05/01/2040	$2,793		$3,006
6.50%, 06/01/2017	$76		$81
6.50%, 03/01/2029	14		16		4.50%, 07/01/2040	1,670		1,799
					4.50%, 01/01/2041	2,246		2,419
6.50%, 03/01/2029	1		1		4.50%, 02/01/2041	28,305		30,503
6.50%, 05/01/2029	23		26
6.50%, 04/01/2031	11		13		4.50%, 09/01/2041	1,376		1,475
					5.00%, 03/01/2018	197		209
6.50%, 06/01/2031	1		1		5.00%, 12/01/2039	223		244
6.50%, 09/01/2031	4		5
6.50%, 02/01/2032	2		2		5.00%, 02/01/2040	607		662
					5.00%, 04/01/2040	1,167		1,273
6.50%, 02/01/2032	7		8		5.00%, 05/01/2041	5,838		6,460
6.50%, 05/01/2032	28		32		5.00%, 11/01/2041(i)	20,000		21,750
6.50%, 04/01/2035	330		377
6.50%, 10/01/2035	153		171		5.50%, 09/01/2017	34		36
7.00%, 12/01/2029	13		14		5.50%, 10/01/2017	49		52
7.00%, 06/01/2030	24		28		5.50%, 06/01/2020	621		656
7.00%, 12/01/2030	12		14		5.50%, 09/01/2020	1,324		1,436
					5.50%, 02/01/2023	114		124
7.00%, 09/01/2031	3		5		5.50%, 06/01/2023	309		337
7.50%, 09/01/2030	4		5
7.50%, 09/01/2030	3		4		5.50%, 07/01/2023	8		9
					5.50%, 07/01/2033	403		440
7.50%, 01/01/2031	23		28		5.50%, 09/01/2033	467		511
7.50%, 03/01/2031	6		8
7.50%, 02/01/2032	12		15		5.50%, 08/01/2036	3,891		4,242
					5.50%, 02/01/2037	207		227
8.00%, 09/01/2030	115		131		5.50%, 04/01/2038	8,256		9,060
			$105,822		5.50%, 12/01/2038	2,879		3,157
Federal National Mortgage Association (FNMA) - 15.63%					5.50%, 01/01/2040	2,820		3,081
1.74%, 10/01/2034(e)	251		261		5.50%, 05/01/2040	1,791		1,956
2.14%, 09/01/2038(e)	2,443		2,561		5.50%, 05/01/2040	1,710		1,886
2.32%, 07/01/2033(e)	1,624		1,720		6.00%, 02/01/2023	44		48
2.35%, 07/01/2034(e)	482		510		6.00%, 02/01/2038(e)	2,384		2,604
2.42%, 01/01/2033(e)	130		136		6.00%, 05/01/2038	340		376
2.46%, 04/01/2036(e)	369		393		6.00%, 08/01/2038	1,591		1,739
2.48%, 02/01/2036(e)	40		40		6.00%, 08/01/2038	597		653
2.49%, 03/01/2035(e)	352		373		6.02%, 12/01/2036(e)	738		792
2.49%, 08/01/2035(e)	325		344		6.50%, 07/01/2016	2		2
2.50%, 11/01/2028(i)	19,600		19,805		6.50%, 02/01/2017	10		11
2.53%, 12/01/2032(e)	205		219		6.50%, 03/01/2017	6		6
2.72%, 04/01/2033(e)	244		259		6.50%, 04/01/2017	2		2
2.75%, 03/01/2035(e)	5,212		5,574		6.50%, 08/01/2017	65		68
3.00%, 11/01/2026(i)	26,000		27,003		6.50%, 05/01/2022	12		14
3.00%, 12/01/2040	246		243		6.50%, 12/01/2031	8		9
3.00%, 11/01/2042	887		876		6.50%, 02/01/2032	5		6
3.00%, 05/01/2043	9,912		9,799		6.50%, 02/01/2032	6		7
3.00%, 11/01/2043(i)	30,000		29,602		6.50%, 04/01/2032	8		9
3.00%, 12/01/2043(i)	21,900		21,558		6.50%, 06/01/2032	3		3
3.31%, 04/01/2041(e)	2,023		2,133		6.50%, 08/01/2032	24		27
3.50%, 12/01/2025	3,198		3,381		6.50%, 07/01/2037	1,039		1,150
3.50%, 11/01/2026(i)	9,450		9,978		6.50%, 07/01/2037	828		917
3.50%, 04/01/2027	1,626		1,718		6.50%, 12/01/2037	1,314		1,450
3.50%, 10/01/2033	6,961		7,242		6.50%, 02/01/2038	765		845
3.50%, 01/01/2041	492		505		6.50%, 03/01/2038	527		583
3.50%, 03/01/2042	4,887		5,023		6.50%, 09/01/2038	2,285		2,534
3.50%, 10/01/2042	16,775		17,011		7.00%, 02/01/2032	19		20
3.50%, 02/01/2043	17,351		17,595		7.00%, 03/01/2032	61		70
3.50%, 04/01/2043	4,677		4,743		7.50%, 08/01/2032	24		29
4.00%, 08/01/2020	3,195		3,397					$366,374
4.00%, 11/01/2026(i)	3,350		3,554		Government National Mortgage Association (GNMA) -
4.00%, 02/01/2031	923		977		8.79%
4.00%, 02/01/2031	786		832		1.50%, 07/20/2043(e)	2,081		2,087
4.00%, 05/01/2031	1,752		1,853		2.00%, 04/20/2043(e)	2,931		3,001
4.00%, 06/01/2031	2,778		2,939		3.00%, 11/01/2043	6,000		5,986
4.00%, 12/01/2040	10,651		11,253		3.00%, 11/01/2043(i)	6,600		6,578
4.00%, 12/01/2040	5,111		5,405		3.50%, 11/01/2041(i)	34,200		35,461
4.00%, 01/01/2041	14,925		15,760		3.50%, 03/15/2042	2,713		2,823
4.00%, 11/01/2041(i)	10,000		10,534		3.50%, 04/15/2042	2,551		2,652
4.00%, 03/01/2043	4,418		4,657		3.50%, 05/15/2042	10,325		10,725
4.00%, 09/01/2043	460		485		3.50%, 10/15/2042	2,872		2,983
4.36%, 10/01/2036(e)	353		375		4.00%, 10/15/2041	6,536		7,005
4.50%, 12/01/2039	122		130		4.00%, 11/01/2041(i)	25,000		26,582
4.50%, 05/01/2040	2,433		2,634		4.00%, 02/15/2042	2,476		2,645

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

U.S. GOVERNMENT & GOVERNMENT	Principal				U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)

Government National Mortgage Association (GNMA)					U.S. Treasury (continued)
(continued)					6.75%, 08/15/2026	$3,000		$4,253
4.00%, 04/20/2042	$6,859		$7,344
4.50%, 06/20/2025	10,046		10,766					$370,720
4.50%, 09/15/2039	884		971		TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
4.50%, 01/20/2040	4,062		4,449		OBLIGATIONS			$1,048,818
4.50%, 08/20/2040	8,339		9,068			Maturity
4.50%, 10/20/2040	3,140		3,415		REPURCHASE AGREEMENTS - 3.52%	Amount (000's)	Value	(000	's)
4.50%, 11/15/2040	13,468		14,737		Banks - 3.52%
4.50%, 04/15/2041	7,309		8,027		Investment in Joint Trading Account; Barclays $	19,655		$19,655
4.50%, 07/15/2041	3,282		3,604		Bank PLC Repurchase Agreement; 0.07%
5.00%, 11/15/2033	4,703		5,160		dated 10/31/2013 maturing 11/01/2013
5.00%, 06/15/2034	106		116		(collateralized by US Government
5.00%, 10/20/2039	574		631		Securities; $20,047,908; 0.25% - 2.63%;
5.00%, 07/20/2040	1,018		1,110		dated 06/30/15 - 08/15/20)
5.00%, 09/20/2041	1,585		1,725		Investment in Joint Trading Account; Credit	14,741		14,741
5.00%, 11/20/2041	2,466		2,686		Suisse Repurchase Agreement; 0.08%
5.00%, 02/20/2042	251		275		dated 10/31/2013 maturing 11/01/2013
5.00%, 06/20/2042	6,154		6,732		(collateralized by US Government
5.00%, 11/01/2043	10,000		10,887		Securities; $15,035,931; 0.00%; dated
5.50%, 10/15/2033	1,609		1,820		08/15/16 - 08/15/37)
5.50%, 05/20/2035	206		228		Investment in Joint Trading Account; Deutsche	32,758		32,758
5.50%, 02/15/2038	2,322		2,537		Bank Repurchase Agreement; 0.11% dated
6.00%, 07/20/2028	84		93		10/31/2013 maturing 11/01/2013
6.00%, 11/20/2028	71		78		(collateralized by US Government
6.00%, 01/20/2029	78		89		Securities; $33,413,179; 0.00% - 5.50%;
6.00%, 07/20/2029	17		19		dated 12/27/13 - 07/15/36)
6.00%, 08/15/2031	43		48		Investment in Joint Trading Account; Merrill	15,329		15,329
6.00%, 01/15/2032	9		10		Lynch Repurchase Agreement; 0.09%
6.00%, 02/15/2032	79		87		dated 10/31/2013 maturing 11/01/2013
6.00%, 02/15/2033	69		77		(collateralized by US Government
6.00%, 12/15/2033	78		87		Securities; $15,635,965; 0.00% - 7.13%;
6.50%, 03/20/2028	14		16		dated 03/15/14 - 01/15/48)
6.50%, 05/20/2029	12		14					$82,483
6.50%, 02/20/2032	6		7		TOTAL REPURCHASE AGREEMENTS			$82,483
6.50%, 10/15/2032	34		38		Total Investments			$2,592,688
6.50%, 12/15/2032	170		191		Liabilities in Excess of Other Assets, Net - (10.64)%				$(249,301)
7.00%, 06/15/2031	26		30		TOTAL NET ASSETS - 100.00%			$2,343,387
7.00%, 07/15/2031	3		3
7.00%, 06/15/2032	164		188
8.00%, 01/20/2031	9		11		(a) Non-Income Producing Security
			$205,902		(b) Security is Illiquid
U.S. Treasury - 15.82%					(c)			Fair value of these investments is determined in good faith by the
0.25%, 05/15/2015	700		700		Manager under procedures established and periodically reviewed by the
0.63%, 05/31/2017	22,480		22,318		Board of Directors. At the end of the period, the fair value of these
0.75%, 06/30/2017	22,000		21,918		securities totaled $6,461 or 0.28% of net assets.
0.75%, 10/31/2017	200		198		(d)			Security exempt from registration under Rule 144A of the Securities Act of
1.00%, 08/31/2016	22,770		23,056		1933. These securities may be resold in transactions exempt from
1.00%, 03/31/2017	24,450		24,649		registration, normally to qualified institutional buyers. Unless otherwise
1.00%, 05/31/2018(j)	100,525		99,716		indicated, these securities are not considered illiquid. At the end of the
1.25%, 10/31/2015	35,300		35,956		period, the value of these securities totaled $396,735 or 16.93% of net
1.38%, 12/31/2018	10,000		10,006		assets.
1.50%, 07/31/2016	20,465		21,015		(e)	Variable Rate. Rate shown is in effect at October 31, 2013.
1.75%, 05/15/2023	23,750		22,182		(f)			Payment in kind; the issuer has the option of paying additional securities
1.88%, 08/31/2017(k)	22,925		23,740		in lieu of cash.
1.88%, 06/30/2020(k)	23,500		23,524		(g)	Security purchased on a when-issued basis.
2.38%, 05/31/2018	75		79		(h)			This Senior Floating Rate Note will settle after October 31, 2013, at which
2.50%, 08/15/2023	35		35		time the interest rate will be determined.
2.63%, 04/30/2016	450		475		(i)			Security was purchased in a "to-be-announced" ("TBA") transaction. See
2.63%, 01/31/2018	10,000		10,641		Notes to Financial Statements for additional information.
2.88%, 05/15/2043	825		708		(j)			Security or a portion of the security was pledged to cover margin
3.13%, 05/15/2019	500		544		requirements for futures contracts. At the end of the period, the value of
3.13%, 02/15/2042	2,535		2,309		these securities totaled $193 or 0.01% of net assets.
3.25%, 12/31/2016	100		108		(k)			Security or a portion of the security was pledged to cover margin
4.38%, 05/15/2040	14,500		16,591		requirements for swap and/or swaption contracts. At the end of the period,
4.50%, 02/15/2036	5,000		5,836		the value of these securities totaled $5,861 or 0.25% of net assets.
4.75%, 02/15/2041	80		97
5.38%, 02/15/2031	25		32
6.13%, 08/15/2029	25		34

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

Portfolio Summary (unaudited)
Sector		Percent
Mortgage Securities		34.82%
Financial		17.34%
Government		16.12%
Asset Backed Securities		10.21%
Communications		6.85%
Energy		6 .32%
Consumer, Non-cyclical		6.22%
Consumer, Cyclical		4.35%
Basic Materials		2 .91%
Industrial		2.20%
Utilities		2.16%
Technology		1.05%
Diversified		0 .09%
Liabilities in Excess of Other Assets, Net		(10.64)%
TOTAL NET ASSETS		100.00%

Credit Default Swaps

Buy Protection
Counterparty (Issuer)	Reference Entity	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Amount	Fair Value		Upfront Premiums Paid/(Received)		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CMBX.NA.AAA.4	(0.35)%	02/17/2051	$6,162		$164		$475	$(311)
Deutsche Bank AG	CMBX.NA.AAA.3	(0.08)%	12/13/2049	6,244		174		270	(96)
Total						$338		$745	$(407)

Amounts in thousands
Exchange Cleared Credit Default Swaps

Buy Protection
	Reference Entity	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Amount	Fair Value		Unrealized Appreciation/ (Depreciation)
	CDX.NA.HY.20	(5.00)%	06/20/2018	$39,800	$(3,043)				$(1,803)
Total					$(3,043)				$(1,803)

Amounts in thousands

Foreign Currency Contracts

Foreign Currency Purchase Contracts	Counterparty	Delivery Date	Contracts to Accept	In Exchange For		Fair Value		Net Unrealized Appreciation/(Depreciation)
Euro	Brown Brothers Harriman & Co	12/11/2013	4,402		$6		$6		$—
Japanese Yen	Brown Brothers Harriman & Co	12/11/2013	42,364,745		427		431		4
Swedish Krona	Brown Brothers Harriman & Co	12/11/2013	38,133		6		6		—
Total									$4

Foreign Currency Sale Contracts	Counterparty	Delivery Date	Contracts to Deliver	In Exchange For		Fair Value		Net Unrealized Appreciation/(Depreciation)
Australian Dollar	Brown Brothers Harriman & Co	12/11/2013	60,876		$56		$57		$(1)
British Pound Sterling	Brown Brothers Harriman & Co	12/11/2013	187,052		294		300		(6)
Canadian Dollar	Brown Brothers Harriman & Co	12/11/2013	174,668		168		167		1
Danish Krone	Brown Brothers Harriman & Co	12/11/2013	198,377		35		36		(1)
Euro	Brown Brothers Harriman & Co	12/11/2013	1,548,366		2,056		2,102		(46)
Japanese Yen	Brown Brothers Harriman & Co	12/11/2013	150,951,415		1,517		1,536		(19)
Mexican Peso	Brown Brothers Harriman & Co	12/11/2013	581,557		44		45		(1)
Polish Zloty	Brown Brothers Harriman & Co	12/11/2013	93,843		30		31		(1)
Swedish Krona	Brown Brothers Harriman & Co	12/11/2013	259,504		39		40		(1)
Swiss Franc	Brown Brothers Harriman & Co	12/11/2013	14,425		16		16		—
Total									$(75)

Amounts in thousands except contracts

Futures Contracts

									Unrealized
Type	Long/Short	Contracts	Notional Value		Fair Value			Appreciation/(Depreciation)
US 5 Year Note; December 2013	Short	200	$24,131	$			24,338		$(207)
Total									$(207)

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

Interest Rate Swaps

		(Pay)/
Counterparty		Receive	Fixed		Notional		Upfront Premiums	Unrealized
(Issuer)	Floating Rate Index Floating Rate		Rate	Expiration Date	Amount	Fair Value	Paid/(Received)	Appreciation/(Depreciation)
Morgan Stanley &	3 Month LIBOR	Receive	2.38%	09/04/2032	$8,000	$1,196	$—	$1,196
Co
Total						$1,196	$—	$1,196

Amounts in thousands

See accompanying notes.

Schedule of Investments
California Municipal Fund
October 31, 2013

	Principal						Principal
MUNICIPAL BONDS - 104.24%	Amount (000's)	Value	(000	's)		MUNICIPAL BONDS (continued)	Amount (000's)	Value	(000	's)

California - 101.95%						California (continued)
Alum Rock Union Elementary School						City of Alhambra CA (credit support from
District					NATL	-RE)
5.25%, 08/01/2043	$1,000		$1,038			6.13%, 09/02/2018	$2,705		$2,737
Anaheim Public Financing Authority						City of Bakersfield CA Wastewater
5.25%, 10/01/2034	1,000		1,077			Revenue (credit support from AGM)
Baldwin Park Financing Authority						5.00%, 09/15/2032	2,000		2,100
4.63%, 08/01/2016	1,130		1,159			City of Chula Vista CA (credit support from
Barstow Redevelopment Agency (credit					NATL	-RE)
support from NATL-RE)						5.00%, 08/01/2027	3,000		3,023
7.00%, 09/01/2014	175		184			City of Compton CA Water Revenue
7.00%, 09/01/2014	90		94			6.00%, 08/01/2039	1,250		1,208
Bay Area Governments Association (credit						City of Los Angeles Department of Airports
support from XLCA)						5.13%, 05/15/2033	1,230		1,288
5.25%, 09/01/2029	2,000		1,891			City of San Francisco CA Public Utilities
Bay Area Toll Authority						Commission Water Revenue
5.13%, 04/01/2039	3,000		3,174			5.00%, 11/01/2036	2,010		2,125
Berkeley Unified School District/CA (credit						City of Torrance CA
support from ASSURED GTY)						6.00%, 06/01/2022	1,000		1,004
5.00%, 08/01/2031	1,250		1,329			City of Turlock CA
California Educational Facilities Authority						5.13%, 10/15/2031	1,000		1,067
5.00%, 01/01/2038(a)	1,379		1,431			5.13%, 10/15/2037	1,000		1,067
5.00%, 10/01/2038(a)	900		946			City of Vernon CA Electric System Revenue
5.00%, 01/01/2039(a)	3,642		3,803			5.13%, 08/01/2021	2,000		2,166
5.25%, 10/01/2039(a)	6,500		6,961			Coachella Redevelopment Agency
5.38%, 04/01/2034	1,000		1,044			5.88%, 12/01/2028	1,755		1,763
California Health Facilities Financing						Coachella Valley Unified School
Authority						District/CA (credit support from AGM)
4.00%, 03/01/2033	2,000		1,720			0.00%, 08/01/2039(c)	5,300		1,165
4.00%, 03/01/2043	1,000		805			County of Santa Clara CA
5.75%, 09/01/2039	2,000		2,161			3.25%, 08/01/2035	15		12
6.00%, 07/01/2039	2,000		2,180			Desert Hot Springs Redevelopment Agency
6.50%, 10/01/2038	985		1,129			5.60%, 09/01/2038	2,000		1,406
6.50%, 10/01/2038	15		19			Dinuba Financing Authority
California Infrastructure & Economic						5.38%, 09/01/2038	1,000		864
Development Bank (credit support from						East Bay Municipal Utility District
NATL ST INTERCEPT)						5.00%, 06/01/2036	1,000		1,081
5.00%, 08/15/2018	500		519			El Monte Union High School District (credit
California Pollution Control Financing						support from ASSURED GTY)
Authority						5.50%, 06/01/2034	2,000		2,147
5.00%, 07/01/2037(b)	4,000		3,530			Escondido Union High School District
5.00%, 11/21/2045(b)	2,500		2,096			0.00%, 08/01/2041(c)	1,000		208
California State Department of Water						Fontana Redevelopment Agency (credit
Resources						support from NATL-RE)
5.00%, 12/01/2028	1,680		1,873			5.20%, 09/01/2030	1,000		1,000
California State University						Foothill-De Anza Community College
5.25%, 11/01/2038	2,000		2,130			District
California State University (credit support						5.00%, 08/01/2040	1,500		1,576
from AGM)						Highland Redevelopment Agency (credit
5.00%, 11/01/2039	1,000		1,022			support from AMBAC)
California Statewide Communities						5.00%, 12/01/2028	3,000		3,007
Development Authority						Indio Redevelopment Agency
5.00%, 05/15/2042	1,470		1,322			5.63%, 08/15/2035	1,355		1,278
5.25%, 11/01/2030	1,500		1,573			La Verne Public Financing Authority
7.25%, 11/15/2041	1,500		1,631			7.25%, 09/01/2026	800		801
California Statewide Communities						Lake Elsinore Public Financing Authority
Development Authority (credit support from						5.80%, 09/02/2015	400		401
CA MTG INS)						Lancaster Redevelopment Agency
6.25%, 08/15/2028	2,250		2,577			6.88%, 08/01/2039	1,000		1,070
California Statewide Communities						Los Angeles Community Redevelopment
Development Authority (credit support from						Agency (credit support from NATL-RE)
FHA INS)						5.40%, 07/01/2024	2,500		2,500
6.25%, 08/01/2024	835		998			Los Angeles Department of Water & Power
California Statewide Financing Authority						5.38%, 07/01/2038	1,000		1,103
6.00%, 05/01/2043	1,550		1,401			Los Angeles Unified School District/CA
Carson Redevelopment Agency (credit						5.00%, 07/01/2029	2,000		2,149
support from NATL-RE)						Los Angeles Unified School
5.50%, 10/01/2016	1,000		1,094			District/CA (credit support from AGM)
						5.00%, 07/01/2032	1,000		1,055

See accompanying notes.

Schedule of Investments
California Municipal Fund
October 31, 2013

	Principal					Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value	(000	's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value	(000	's)

California (continued)					California (continued)
Merced Union High School District					San Diego Public Facilities Financing
0.00%, 08/01/2032(c)	$3,380		$1,245		Authority Water Revenue
Metropolitan Water District of Southern					5.38%, 08/01/2034	$2,000		$2,189
California (credit support from AGM)					San Diego Redevelopment Agency
5.00%, 07/01/2035	1,250		1,309		6.40%, 09/01/2019	1,000		1,002
Morongo Band of Mission Indians/The					San Francisco Bay Area Rapid Transit
6.50%, 03/01/2028(b)	1,000		1,077		District
Needles Public Utility Authority					5.00%, 07/01/2028	1,755		1,920
6.50%, 02/01/2022	2,580		2,527		San Francisco City & County Redevelopment
Norco Financing Authority (credit support					Agency
from AGM)					6.50%, 08/01/2039	1,000		1,101
5.63%, 10/01/2034	1,000		1,066		San Luis Obispo County Financing
Northern Inyo County Local Hospital District					Authority (credit support from AGM)
5.00%, 12/01/2029	1,010		965		5.00%, 08/01/2030	1,000		1,044
Ontario Redevelopment Financing					San Ramon Valley Unified School
Authority (credit support from AMBAC)					District/CA
5.50%, 08/01/2016	1,055		1,059		3.00%, 08/01/2029	2,740		2,268
Ontario Redevelopment Financing					3.13%, 08/01/2033	775		605
Authority (credit support from NATL-RE)					Santa Clara County Financing Authority
5.25%, 08/01/2016	1,060		1,062		5.25%, 05/15/2036	2,000		2,172
Palm Desert Financing Authority (credit					Semitropic Improvement District
support from NATL-RE)					5.00%, 12/01/2038	2,000		2,073
5.00%, 08/01/2022	1,280		1,286		Sierra View Local Health Care District/CA
Palo Alto Unified School District					5.25%, 07/01/2032	1,500		1,495
3.00%, 07/01/2031	685		576		South Gate Public Financing Authority (credit
Perris Public Financing Authority					support from AMBAC)
5.30%, 10/01/2026	2,805		2,716		5.25%, 09/01/2022	2,090		2,100
Pittsburg Unified School District					South Gate Public Financing Authority (credit
0.00%, 08/01/2036(c)	1,365		368		support from XLCA)
Pittsburg Unified School District (credit					5.00%, 09/01/2016	850		867
support from FSA)					Southern California Public Power Authority
5.50%, 08/01/2031	1,000		1,102		5.25%, 07/01/2029	695		751
Pomona Public Financing Authority (credit					5.25%, 07/01/2031	695		741
support from NATL-RE)					State of California
5.00%, 02/01/2021	5,000		5,002		5.25%, 11/01/2040	1,500		1,565
Pomona Unified School District (credit					5.75%, 04/01/2031	675		754
support from NATL-RE)					6.00%, 03/01/2033	2,000		2,339
6.15%, 08/01/2030	1,000		1,132		6.00%, 04/01/2038	3,000		3,416
Poway Unified School District					Stockton East Water District (credit support
0.00%, 08/01/2036(c)	4,000		1,099		from NATL)
Richmond Joint Powers Financing Authority					5.25%, 04/01/2022	1,780		1,781
6.25%, 07/01/2024	1,000		1,126		Tobacco Securitization Authority of Southern
Ripon Unified School District (credit support					California
from BAM)					5.13%, 06/01/2046	1,500		1,086
0.00%, 08/01/2031(c)	945		345		Tustin Public Financing Authority
0.00%, 08/01/2033(c)	1,110		353		5.00%, 04/01/2041	1,000		1,033
Riverside Community Properties Development					Twin Rivers Unified School District
Inc					0.00%, 04/01/2014(c)	1,500		1,497
6.00%, 10/15/2038	1,000		1,064		University of California
Riverside County Public Financing Authority					5.25%, 05/15/2039(a)	3,000		3,211
5.80%, 05/15/2029	2,100		1,124		Walnut Energy Center Authority
Riverside County Transportation Commission					5.00%, 01/01/2035	1,225		1,247
5.00%, 06/01/2032	1,500		1,596		Western Municipal Water District Facilities
Rocklin Unified School District (credit					Authority
support from NATL)					5.00%, 10/01/2034	1,700		1,788
0.00%, 08/01/2019(c)	1,360		1,011					$176,054
0.00%, 08/01/2020(c)	1,415		997
0.00%, 08/01/2023(c)	1,225		735		Puerto Rico - 2.29%
Salinas Valley Solid Waste Authority (credit					Puerto Rico Electric Power Authority
support from AMBAC)					6.75%, 07/01/2036	1,000		852
5.25%, 08/01/2027	1,975		1,981		Puerto Rico Sales Tax Financing Corp
5.25%, 08/01/2031	2,000		2,000		6.00%, 08/01/2039	1,500		1,303
San Bernardino County Redevelopment
Agency (credit support from RADIAN)
5.00%, 09/01/2018	1,565		1,629
San Diego Community College District
5.25%, 08/01/2033(a)	1,950		2,175

See accompanying notes.

Schedule of Investments California Municipal Fund October 31, 2013

	Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp
(continued)
6.38%, 08/01/2039	$2,000	$1,814
		$3,969
TOTAL MUNICIPAL BONDS		$180,023
Total Investments		$180,023
Liability for Floating Rate Notes Issued in Conjunction with
Securities Held - (6.70)%
Notes with interest rates of 0.09% and 0.10%	$(11,576)	$(11,576)
at October 31, 2013 and contractual maturity
of collateral of 2017.(d)
Total Net Investments		$168,447
Other Assets in Excess of Liabilities, Net - 2.46%		$4,257
TOTAL NET ASSETS - 100.00%		$172,704

(a)	Security or portion of underlying security related to Inverse Floaters entered into by the Fund. See Notes to Financial Statements for additional information.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $6,703 or 3.88% of net assets.
(c)	Non-Income Producing Security
(d)	Floating rate securities. The interest rate(s) shown reflect the rates in effect at October 31, 2013

Portfolio Summary (unaudited)

Sector	Percent
Revenue Bonds	50.18%
Insured	32.63%
General Obligation Unlimited	13.25%
Tax Allocation	5 .40%
Certificate Participation	1.89%
Prerefunded	0 .66%
Special Tax	0 .23%
Liability For Floating Rate Notes Issued	(6.70)%
Other Assets in Excess of Liabilities, Net	2 .46%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Diversified International Fund
October 31, 2013

COMMON STOCKS - 96.66%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 1.78%					Banks (continued)
JCDecaux SA	279,919		$11,219		Credicorp Ltd	23,540		$3,215
Publicis Groupe SA	451,588		37,554		DBS Group Holdings Ltd	2,683,003		36,171
Teleperformance	27,264		1,443		DNB ASA	1,813,929		32,155
WPP PLC	1,742,306		37,016		FirstRand Ltd	2,001,823		7,186
			$87,232		Grupo Financiero Banorte SAB de CV	479,400		3,069
					Gunma Bank Ltd/The	225,000		1,302
Aerospace & Defense - 1.47%					HDFC Bank Ltd ADR	130,898		4,745
BAE Systems PLC	2,607,497		19,021		HSBC Holdings PLC	6,218,086		68,159
European Aeronautic Defence and Space Co	313,153		21,459		ICICI Bank Ltd ADR	126,740		4,730
NV					Industrial & Commercial Bank of China Ltd	14,964,034		10,490
Safran SA	493,900		31,568		KBC Groep NV	276,472		15,063
			$72,048		Lloyds Banking Group PLC (a)	30,500,094		37,723
Agriculture - 2.12%					Malayan Banking Bhd	3,191,000		9,891
British American Tobacco PLC	918,329		50,667		Mitsubishi UFJ Financial Group Inc	6,275,325		39,963
ITC Ltd	362,203		1,974		Nordea Bank AB	3,002,759		38,410
Japan Tobacco Inc	1,379,800		49,926		Royal Bank of Canada	557,700		37,453
Souza Cruz SA	116,004		1,255		Sberbank of Russia (b)	3,526,655		11,409
			$103,822		Skandinaviska Enskilda Banken AB	3,205,011		38,765
					Sumitomo Mitsui Financial Group Inc	1,026,100		49,597
Airlines - 0.98%					Sumitomo Mitsui Trust Holdings Inc	3,000,739		14,821
Cathay Pacific Airways Ltd	78,000		155		Svenska Handelsbanken AB	657,205		29,723
easyJet PLC	1,530,174		32,116		Swedbank AB	1,793,403		46,676
Ryanair Holdings PLC ADR	318,300		15,982		Sydbank A/S (a)	71,490		2,112
			$48,253		Turkiye Halk Bankasi AS	386,009		3,123
Apparel - 0.06%					Turkiye Is Bankasi	1,642,710		4,509
Makalot Industrial Co Ltd	510,000		3,079		Westpac Banking Corp	187,068		6,073
								$702,425

Automobile Manufacturers - 4.60%					Beverages - 1.58%
Bayerische Motoren Werke AG	198,682		22,487		Anheuser-Busch InBev NV	494,380		51,250
Daimler AG	497,759		40,754		Asahi Group Holdings Ltd	493,700		13,352
Fuji Heavy Industries Ltd	1,468,000		40,137		Cia de Bebidas das Americas ADR	183,639		6,831
Great Wall Motor Co Ltd	2,479,500		14,574		Fomento Economico Mexicano SAB de CV	63,906		5,962
Hyundai Motor Co	61,552		14,664		ADR
Kia Motors Corp	176,137		10,234					$77,395
Tata Motors Ltd ADR	133,861		4,192		Biotechnology - 0.69%
Toyota Motor Corp	1,209,300		78,409		CSL Ltd	486,367		31,971
			$225,451		Genmab A/S (a)	22,203		965
					Morphosys AG (a)	12,791		989
Automobile Parts & Equipment - 1.56%
Aisin Seiki Co Ltd	390,800		15,876					$33,925
Continental AG	103,783		18,978		Building Materials - 0.83%
Georg Fischer AG (a)	15,007		10,337
					Buzzi Unicem SpA	92,447		1,601
Hyundai Mobis	25,538		7,204		China National Building Material Co Ltd	2,114,000		2,067
JTEKT Corp	808,100		10,375		HeidelbergCement AG	311,648		24,539
Kenda Rubber Industrial Co Ltd	426,401		838		Kingspan Group PLC	526,505		8,894
Minth Group Ltd	550,000		1,150		Sanwa Holdings Corp	292,000		1,871
Norma Group SE	29,445		1,473		Sumitomo Osaka Cement Co Ltd	379,000		1,529
Plastic Omnium SA	84,078		2,409					$40,501
Takata Corp	50,900		1,284
Tokai Rika Co Ltd	37,382		793		Chemicals - 2.10%
Toyo Tire & Rubber Co Ltd	163,171		953		BASF SE	94,641		9,825
Xinyi Glass Holdings Ltd	5,138,000		5,089		Elementis PLC	199,516		828
			$76,759		Essentra PLC	700,989		8,806
					Givaudan SA (a)	1,509		2,140
Banks - 14.32%					Johnson Matthey PLC	378,411		18,227
Agricultural Bank of China Ltd	9,342,000		4,502		LG Chem Ltd	19,235		5,426
Aozora Bank Ltd	4,373,301		12,713		Methanex Corp	26,800		1,554
Australia & New Zealand Banking Group Ltd	1,133,485		36,272		Nippon Soda Co Ltd	288,000		1,765
Banca Generali SpA	44,133		1,155		PTT Global Chemical PCL (b)	2,419,000		6,100
Banco do Brasil SA	731,454		9,714		Sasol Ltd	189,668		9,692
Bangkok Bank PCL	833,400		5,532		Solvay SA	117,611		18,390
Bank Mandiri Persero Tbk PT	4,691,000		3,582		Ultrapar Participacoes SA	172,400		4,594
Bank of China Ltd	28,006,300		13,149		Yara International ASA	335,405		14,445
Bank of Georgia Holdings PLC	61,759		1,955		Zeon Corp	115,000		1,371
Bank Rakyat Indonesia Persero Tbk PT	5,507,005		3,865					$103,163
Barclays PLC	1,968,541		8,283
Canadian Imperial Bank of Commerce/Canada	211,300		17,976		Commercial Services - 0.44%
China Construction Bank Corp	21,200,129		16,494		Ashtead Group PLC	1,038,509		10,913
China Merchants Bank Co Ltd	3,140,166		6,244		Kroton Educacional SA	317,800		4,696
Compartamos SAB de CV (a)	2,295,479		4,456		Loomis AB	66,321		1,591

See accompanying notes.

Schedule of Investments
Diversified International Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Commercial Services (continued)					Engineering & Construction (continued)
OHL Mexico SAB de CV (a)	811,200		$2,082		Vinci SA	332,331		$21,318
Societa Iniziative Autostradali e Servizi SpA	71,161		745					$70,348
Stantec Inc	24,600		1,462
			$21,489		Entertainment - 0.31%
					Gtech Spa	55,801		1,697
Computers - 0.91%					William Hill PLC	2,140,515		13,743
Cap Gemini SA	215,478		14,131					$15,440
CGI Group Inc (a)	529,500		17,764
Ingenico	150,049		11,272		Food - 2.00%
NEC Networks & System Integration Corp	52,600		1,324		Associated British Foods PLC	314,368		11,429
			$44,491		BRF SA	230,900		5,421
					Cia Brasileira de Distribuicao Grupo Pao de	66,315		3,344
Distribution & Wholesale - 0.74%					Acucar ADR
DCC PLC	29,359		1,315		Fuji Oil Co Ltd/Osaka	75,300		1,372
Inchcape PLC	189,562		1,933		JBS SA	1,361,730		4,893
ITOCHU Corp	957,200		11,509		Magnit OJSC	128,341		8,246
Toyota Tsusho Corp	339,100		9,419		Nestle SA	645,196		46,573
Wolseley PLC	225,506		12,153		Premier Foods PLC (a)	230,726		557
			$36,329		Unilever PLC	272,157		11,019
					Uni-President Enterprises Corp	2,730,680		5,200
Diversified Financial Services - 2.85%					Vigor Alimentos SA (c)	16,836		60
Aberdeen Asset Management PLC	51,572		366					$98,114
Azimut Holding SpA	641,600		16,299
Century Tokyo Leasing Corp	46,100		1,458		Forest Products & Paper - 2.32%
Coronation Fund Managers Ltd	155,644		1,270		DS Smith PLC	3,523,687		17,079
Daishin Securities Co Ltd	119,458		997		Mondi PLC	1,525,564		27,250
Daiwa Securities Group Inc	3,187,000		29,109		Smurfit Kappa Group PLC	2,061,669		50,107
Hana Financial Group Inc	156,887		6,033		Sumitomo Forestry Co Ltd	106,266		1,236
Intermediate Capital Group PLC	1,818,446		13,954		Suzano Papel e Celulose SA	389,100		1,577
International Personal Finance PLC	167,456		1,551		Svenska Cellulosa AB SCA	556,074		15,790
Mahindra & Mahindra Financial Services Ltd	314,666		1,446		West Fraser Timber Co Ltd	7,400		678
Malaysia Building Society	1,369,900		1,216					$113,717
Mega Financial Holding Co Ltd	17,677,760		15,307
Mega Financial Holding Co Ltd - Rights	1,407,368		189		Gas - 0.81%
(a),(b),(c)					Gas Natural SDG SA	727,603		17,161
ORIX Corp	2,357,610		40,836		Keyera Corp	138,300		8,184
Paragon Group of Cos PLC	158,249		860		Tokyo Gas Co Ltd	2,656,000		14,412
Provident Financial PLC	60,074		1,522					$39,757
Schroders PLC	176,373		7,279		Hand & Machine Tools - 0.07%
			$139,692		KUKA AG	39,956		1,818
Electric - 0.48%					Techtronic Industries Co	661,368		1,661
Atco Ltd/Canada	21,400		993					$3,479
China Power International Development Ltd	3,563,000		1,397		Healthcare - Products - 0.91%
Huaneng Power International Inc	4,138,000		4,319		Coloplast A/S	486,125		31,699
Tenaga Nasional BHD	5,594,500		16,718		Elekta AB	790,638		11,664
			$23,427		Hogy Medical Co Ltd	23,500		1,367
Electrical Components & Equipment - 0.83%								$44,730
Delta Electronics Inc	1,416,000		7,364		Healthcare - Services - 0.71%
Hitachi Ltd	4,739,639		33,154		Eurofins Scientific	3,883		1,063
			$40,518		Fresenius SE & Co KGaA	114,289		14,836
Electronics - 0.52%					Primary Health Care Ltd	208,078		971
Enplas Corp	26,600		1,753		Ramsay Health Care Ltd	484,580		17,789
Hon Hai Precision Industry Co Ltd	685,592		1,743					$34,659
Jahwa Electronics Co Ltd	38,500		764		Holding Companies - Diversified - 0.26%
Nichicon Corp	110,600		1,158		Alfa SAB de CV	2,123,200		5,813
Omron Corp	408,900		15,604		Emperor International Holdings	3,308,000		959
Phison Electronics Corp	443,000		3,184		KOC Holding AS	696,248		3,418
Truly International Holdings	1,896,000		1,203		Siam Cement PCL/The	179,500		2,534
			$25,409					$12,724

Engineering & Construction - 1.43%					Home Builders - 1.84%
Bilfinger SE	125,218		13,896		Barratt Developments PLC	7,044,753		37,778
Cheung Kong Infrastructure Holdings Ltd	1,331,296		9,264		Persimmon PLC (a)	1,095,570		22,181
China Railway Construction Corp Ltd	7,103,845		7,792		Taylor Wimpey PLC	17,308,311		30,539
Daelim Industrial Co Ltd	39,845		3,699					$90,498
Grupo Aeroportuario del Centro Norte Sab de	442,300		1,508
CV (a)					Home Furnishings - 0.39%
Keller Group PLC	30,842		519		Howden Joinery Group PLC	377,809		1,954
Skanska AB	641,540		12,352		LG Corp	24,171		1,429

See accompanying notes.

Schedule of Investments
Diversified International Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Home Furnishings (continued)					Mining - 1.20%
Sony Corp	894,300		$15,601		Alamos Gold Inc	45,700		$728
			$18,984		Argonaut Gold Inc (a)	90,788		505
					BHP Billiton Ltd	1,189,903		42,068
Insurance - 5.68%					Grupo Mexico SAB de CV	1,750,200		5,547
Allianz SE	250,439		42,050		Jiangxi Copper Co Ltd	1,292,000		2,477
AXA SA	1,011,333		25,198		Lundin Mining Corp (a)	223,200		1,006
Beazley PLC	410,557		1,506		MMC Norilsk Nickel OJSC ADR	154,977		2,341
Cathay Financial Holding Co Ltd	7,050,584		10,652		PanAust Ltd	718,823		1,364
Challenger Ltd/Australia	383,099		2,173		Sesa Sterlite Ltd ADR(a)	213,342		2,752
Hannover Rueck SE	393,787		31,515					$58,788
Legal & General Group PLC	4,875,503		16,898
MS&AD Insurance Group Holdings	628,700		16,257		Miscellaneous Manufacturing - 0.40%
PICC Property & Casualty Co Ltd	2,460,000		3,772		Amano Corp	57,700		565
Powszechny Zaklad Ubezpieczen SA	39,081		5,948		IMI PLC	480,680		11,694
Prudential PLC	2,263,232		46,285		Largan Precision Co Ltd	109,000		3,712
Sampo	950,254		44,948		Senior PLC	225,457		1,076
Sanlam Ltd	1,602,720		8,602		Singamas Container Holdings Ltd	3,572,000		834
SCOR SE	51,861		1,833		Sunny Optical Technology Group Co Ltd	547,000		530
Standard Life PLC	3,700,189		20,884		Trelleborg AB	75,392		1,423
			$278,521					$19,834

Internet - 0.70%					Office & Business Equipment - 0.24%
Ctrip.com International Ltd ADR(a)	54,057		2,933		Ricoh Co Ltd	997,000		10,529
Mail.ru Group Ltd	89,375		3,296		Seiko Epson Corp	90,500		1,477
Quindell Portfolio PLC (a)	3,236,112		817					$12,006
Rightmove PLC	27,247		1,159
SouFun Holdings Ltd ADR	15,580		829		Oil & Gas - 5.75%
					Afren PLC (a)	863,781		2,184
Tencent Holdings Ltd	403,200		21,987		Bangchak Petroleum PCL/The (b)	896,000		958
Yandex NV (a)	87,641		3,230
					Bellatrix Exploration Ltd (a)	223,500		1,674
			$34,251		BP PLC	842,021		6,536
Iron & Steel - 1.20%					Canadian Natural Resources Ltd	1,036,300		32,889
APERAM	41,218		706		China Petroleum & Chemical Corp	2,163,400		1,751
BlueScope Steel Ltd (a)	233,060		1,100		CNOOC Ltd	6,265,000		12,743
Cia Siderurgica Nacional SA ADR	731,410		4,052		Ecopetrol SA ADR	98,058		4,644
Fortescue Metals Group Ltd	4,118,765		20,200		Gazprom OAO ADR	2,047,527		19,139
Gerdau SA ADR	435,265		3,452		Husky Energy Inc	746,100		21,210
Hyundai Steel Co	67,062		5,522		Lukoil OAO ADR	218,400		14,304
Kumba Iron Ore Ltd	80,746		3,380		OMV AG	419,102		19,992
Kyoei Steel Ltd	45,900		950		PetroChina Co Ltd	2,257,131		2,570
POSCO ADR	82,288		6,127		Petroleo Brasileiro SA ADR	735,592		12,821
Salzgitter AG	21,615		951		Premier Oil PLC	147,285		819
Voestalpine AG	260,541		12,291		PTT Exploration & Production PCL (b)	673,000		3,642
			$58,731		Reliance Industries Ltd	589,558		8,772
					Repsol SA	743,356		19,930
Lodging - 0.54%					RMP Energy Inc (a)	332,300		1,989
Galaxy Entertainment Group Ltd (a)	1,580,000		11,795
					Rosneft OAO	737,823		5,825
MGM China Holdings Ltd	4,327,200		14,920		Royal Dutch Shell PLC - A Shares	478,207		15,922
			$26,715		Royal Dutch Shell PLC - B Shares	635,550		22,006
Machinery - Diversified - 0.42%					Seadrill Ltd	596,200		27,591
Bucher Industries AG	1,650		458		SK Holdings Co Ltd	52,228		9,466
Daifuku Co Ltd	155,000		1,993		Vermilion Energy Inc	202,500		11,131
Daihen Corp	168,000		718		Whitecap Resources Inc	133,637		1,552
Duerr AG	28,680		2,510					$282,060
Mitsubishi Heavy Industries Ltd	2,055,000		13,060		Oil & Gas Services - 0.06%
OC Oerlikon Corp AG (a)	116,351		1,627
					China Oilfield Services Ltd	982,000		2,744
			$20,366

Media - 2.04%					Packaging & Containers - 0.92%
Grupo Televisa SAB ADR	252,441		7,684		Amcor Ltd/Australia	2,715,991		27,824
ITV PLC	10,663,161		32,604		Rexam PLC	2,077,658		17,306
Mediaset SpA (a)	3,350,198		16,730
								$45,130
Naspers Ltd	130,378		12,204
ProSiebenSat.1 Media AG	409,629		19,475		Pharmaceuticals - 7.49%
Societe Television Francaise 1	490,676		9,454		Aurobindo Pharma Ltd	259,060		912
TV Asahi Corp	90,269		2,097		Bayer AG	388,942		48,249
			$100,248		BTG PLC (a)	1,066,547		7,177
					Chong Kun Dang Pharm Corp (b)	35,858		2,694
Metal Fabrication & Hardware - 0.04%					GlaxoSmithKline PLC	733,436		19,335
Hyosung Corp	31,160		2,101		Kaken Pharmaceutical Co Ltd	62,000		968
					Novartis AG	827,310		64,218
					Novo Nordisk A/S	257,025		42,808

See accompanying notes.

Schedule of Investments
Diversified International Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000		's)

Pharmaceuticals (continued)					Telecommunications - 6.01%
Roche Holding AG	339,668		$93,930		America Movil SAB de CV ADR	201,848		$4,321
Sanofi	415,425		44,294		BT Group PLC	7,975,807		48,259
Sawai Pharmaceutical Co Ltd	16,000		1,170		China Mobile Ltd	811,876		8,437
Shire PLC	841,829		37,133		China Unicom Hong Kong Ltd	2,210,000		3,458
Sun Pharmaceutical Industries Ltd	474,114		4,690		China Wireless Technologies Ltd	3,925,785		1,468
			$367,578		Chunghwa Telecom Co Ltd	1,441,000		4,626
					FIH Mobile Ltd (a)	1,757,000		990
Pipelines - 0.71%					Freenet AG	497,179		12,914
AltaGas Ltd	218,000		8,071		GN Store Nord A/S	77,302		1,763
TransCanada Corp	594,200		26,779		KDDI Corp	836,300		45,291
			$34,850		LG Uplus Corp (a)	230,660		2,641
Real Estate - 2.55%					MegaFon OAO	113,547		4,122
Brookfield Asset Management Inc	1,194,158		47,278		MTN Group Ltd	509,570		10,129
Country Garden Holdings Co Ltd	9,776,000		6,704		Nippon Telegraph & Telephone Corp	690,276		35,881
Ez Tec Empreendimentos e Participacoes SA	35,434		521		Samart Corp PCL (b)	1,867,600		1,212
IMMOFINANZ AG (a)	3,068,285		13,438		SK Telecom Co Ltd	35,348		7,703
K Wah International Holdings Ltd	2,758,000		1,513		SoftBank Corp	631,700		47,175
KWG Property Holding Ltd	2,480,350		1,606		Telekomunikasi Indonesia Persero Tbk PT	24,619,000		5,121
Mah Sing Group Bhd	1,251,000		887		TeliaSonera AB	2,187,015		18,084
Mitsui Fudosan Co Ltd	1,026,000		33,987		Vodafone Group PLC	8,605,659		30,977
Shenzhen Investment Ltd	2,156,000		863					$294,572
Shimao Property Holdings Ltd	221,500		557		Toys, Games & Hobbies - 0.20%
Sumitomo Realty & Development Co Ltd	330,000		15,614		Namco Bandai Holdings Inc	521,700		9,834
Sunac China Holdings Ltd	1,661,000		1,153
Tokyo Tatemono Co Ltd	86,000		807
			$124,928		Transportation - 3.45%
					AP Moeller - Maersk A/S - B shares	1,707		16,515
REITS - 0.97%					Canadian National Railway Co	438,900		48,220
Japan Hotel REIT Investment Corp	1,691		798		Canadian Pacific Railway Ltd	321,500		45,956
Mirvac Group	8,315,153		13,670		Deutsche Post AG	564,870		19,077
RioCan Real Estate Investment Trust	496,600		12,121		East Japan Railway Co	350,200		30,422
Westfield Group	2,045,698		20,935		Seino Holdings Co Ltd	801,000		7,911
			$47,524		Senko Co Ltd	196,000		1,057
Retail - 3.07%								$169,158
Alimentation Couche Tard Inc	585,139		39,632		TOTAL COMMON STOCKS			$4,740,790
Aoyama Trading Co Ltd	36,632		934		PREFERRED STOCKS - 0.67%	Shares Held	Value (000		's)
Cie Financiere Richemont SA	356,756		36,586		Banks - 0.26%
Dollarama Inc	463,000		39,797		Banco Bradesco SA	208,630		3,006
GS Home Shopping Inc	2,848		656		Itau Unibanco Holding SA	614,607		9,493
Jean Coutu Group PJC Inc/The	71,900		1,271					$12,499
Lawson Inc	155,800		12,494
Man Wah Holdings Ltd	1,399,600		2,412		Food - 0.03%
Pandora A/S	298,348		14,224		Cia Brasileira de Distribuicao Grupo Pao de	34,400		1,706
Shimachu Co Ltd	46,600		1,132		Acucar
Tsuruha Holdings Inc	15,130		1,374

			$150,512		Iron & Steel - 0.31%
Semiconductors - 2.65%					Vale SA	1,047,823		15,360
ARM Holdings PLC	1,610,795		25,241
Chipbond Technology Corp	432,000		873		Telecommunications - 0.07%
King Yuan Electronics Co Ltd	2,603,840		1,816		Telefonica Brasil SA	157,400		3,469
MediaTek Inc	720,000		9,844
Samsung Electronics Co Ltd	34,418		47,464		TOTAL PREFERRED STOCKS			$33,034
SK Hynix Inc (a)	245,290		7,381
Taiwan Semiconductor Manufacturing Co Ltd	6,157,544		22,694			Maturity
Tokyo Electron Ltd	267,100		14,656		REPURCHASE AGREEMENTS - 2.50%	Amount (000's)	Value	(000	's)
			$129,969		Banks - 2.50%
					Investment in Joint Trading Account; Barclays $ 29,218			$29,218
Shipbuilding - 0.02%					Bank PLC Repurchase Agreement; 0.07%
Mitsui Engineering & Shipbuilding Co Ltd	623,000		1,223		dated 10/31/2013 maturing 11/01/2013
					(collateralized by US Government
Software - 0.42%					Securities; $29,802,069; 0.25% - 2.63%;
HCL Technologies Ltd	390,481		6,961		dated 06/30/15 - 08/15/20)
Tech Mahindra Ltd	234,225		5,912		Investment in Joint Trading Account; Credit	21,913		21,913
UBISOFT Entertainment (a)	594,176		7,648		Suisse Repurchase Agreement; 0.08%
			$20,521		dated 10/31/2013 maturing 11/01/2013
					(collateralized by US Government
Storage & Warehousing - 0.02%					Securities; $22,351,552; 0.00%; dated
Sumitomo Warehouse Co Ltd/The	131,000		768		08/15/16 - 08/15/37)

See accompanying notes.

Schedule of Investments
Diversified International Fund
October 31, 2013

			Portfolio Summary (unaudited)

REPURCHASE AGREEMENTS	Maturity		Country	Percent
(continued)	Amount (000's) Value (000's)		Japan	16.83%
			United Kingdom	15.92%
Banks (continued)			Canada	8.70%
Investment in Joint Trading Account; Deutsche $	48,696	$48,696	Germany	6.65%
Bank Repurchase Agreement; 0.11% dated			Switzerland	5.47%
10/31/2013 maturing 11/01/2013			France	4.91%
(collateralized by US Government			Australia	4.54%
Securities; $49,670,116; 0.00% - 5.50%;			Sweden	4 .37%
dated 12/27/13 - 07/15/36)			China	2.94%
Investment in Joint Trading Account; Merrill	22,788	22,788	Korea, Republic Of	2 .90%
Lynch Repurchase Agreement; 0.09%			United States	2.51%
dated 10/31/2013 maturing 11/01/2013			Ireland	2.35%
(collateralized by US Government			Denmark	2 .24%
Securities; $23,243,528; 0.00% - 7.13%;			Brazil	1.96%
dated 03/15/14 - 01/15/48)			Taiwan, Province Of China	1.86%
		$122,615	Belgium	1.74%
TOTAL REPURCHASE AGREEMENTS		$122,615	Russian Federation	1 .40%
Total Investments		$4,896,439	South Africa	1 .09%
Other Assets in Excess of Liabilities, Net - 0.17%		$8,358	Hong Kong	1.03%
TOTAL NET ASSETS - 100.00%		$4,904,797	India	0 .97%
			Norway	0 .95%
			Austria	0.94%
(a) Non-Income Producing Security			Finland	0.92%
(b)	Fair value of these investments is determined in good faith by the		Netherlands	0.84%
Manager under procedures established and periodically reviewed by the			Mexico	0 .82%
Board of Directors. At the end of the period, the fair value of these			Italy	0 .78%
securities totaled $26,204 or 0.53% of net assets.			Spain	0 .76%
(c) Security is Illiquid			Singapore	0.74%
			Malaysia	0 .59%
			Bermuda	0 .56%
			Thailand	0 .40%
			Macao	0.30%
			Indonesia	0.26%
			Turkey	0 .22%
			Poland	0 .12%
			Colombia	0.10%
			Peru	0 .07%
			Luxembourg	0 .04%
			Georgia	0 .04%
			Other Assets in Excess of Liabilities, Net	0 .17%
			TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Equity Income Fund
October 31, 2013

COMMON STOCKS - 98.15%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 2.80%					Healthcare - Products - 1.74%
Lockheed Martin Corp	618,936		$82,529		Becton Dickinson and Co	361,765		$38,032
Raytheon Co	792,473		65,276		Medtronic Inc	936,036		53,729
			$147,805					$91,761

Apparel - 1.34%					Insurance - 7.54%
VF Corp	328,227		70,569		ACE Ltd	1,125,667		107,434
					Allstate Corp/The	1,066,789		56,604
					Chubb Corp/The	403,654		37,168
Automobile Manufacturers - 0.88%					Fidelity National Financial Inc	2,411,223		67,876
PACCAR Inc	837,653		46,574		MetLife Inc	2,322,121		109,860
					Swiss Re AG ADR	220,219		19,368
Automobile Parts & Equipment - 1.44%								$398,310
Autoliv Inc	539,350		48,126
Johnson Controls Inc	599,167		27,652		Machinery - Diversified - 1.94%
			$75,778		Deere & Co	1,250,079		102,306

Banks - 8.65%
Australia & New Zealand Banking Group Ltd	449,485		14,411		Media - 0.39%
ADR					Walt Disney Co/The	300,985		20,645
Bank of Nova Scotia	828,489		50,347
Grupo Financiero Santander Mexico SAB de	1,542,126		21,790		Mining - 0.62%
CV ADR					BHP Billiton Ltd ADR	461,407		32,617
JP Morgan Chase & Co	1,969,657		101,516
M&T Bank Corp	425,781		47,913
PNC Financial Services Group Inc/The	1,083,432		79,665		Miscellaneous Manufacturing - 1.80%
US Bancorp/MN	1,853,058		69,230		3M Co	215,494		27,120
Wells Fargo & Co	1,680,813		71,754		Parker Hannifin Corp	581,744		67,901
			$456,626					$95,021
					Oil & Gas - 12.63%
Beverages - 0.79%					Chevron Corp	638,320		76,573
Coca-Cola Co/The	1,056,533		41,807		Crescent Point Energy Corp	1,762,880		68,459
					Exxon Mobil Corp	864,952		77,517
Chemicals - 1.06%					Marathon Oil Corp	1,461,156		51,520
Air Products & Chemicals Inc	215,795		23,524		Marathon Petroleum Corp	1,069,620		76,649
EI du Pont de Nemours & Co	528,287		32,331		Occidental Petroleum Corp	1,110,002		106,649
			$55,855		Penn West Petroleum Ltd	4,716,997		52,783
					Royal Dutch Shell PLC - B shares ADR	1,429,774		99,398
Computers - 1.77%					Total SA ADR	939,777		57,496
Apple Inc	178,478		93,228					$667,044

					Pharmaceuticals - 11.77%
Distribution & Wholesale - 1.07%					Abbott Laboratories	1,441,632		52,692
Genuine Parts Co	717,286		56,544		AbbVie Inc	1,293,983		62,693
					GlaxoSmithKline PLC ADR	1,253,002		65,945
Diversified Financial Services - 3.09%					Johnson & Johnson	558,656		51,737
BlackRock Inc	365,182		109,850		Merck & Co Inc	2,193,354		98,898
Discover Financial Services	1,031,729		53,526		Novartis AG ADR	790,249		61,284
			$163,376		Pfizer Inc	3,412,617		104,699
					Roche Holding AG ADR	1,047,700		72,648
Electric - 3.57%					Teva Pharmaceutical Industries Ltd ADR	1,375,668		51,024
NextEra Energy Inc	729,835		61,854					$621,620
Northeast Utilities	1,019,397		43,722
Wisconsin Energy Corp	866,789		36,500		Pipelines - 3.81%
Xcel Energy Inc	1,615,740		46,630		Enterprise Products Partners LP	1,185,399		75,012
			$188,706		Kinder Morgan Energy Partners LP	693,717		55,983
					Kinder Morgan Inc/DE	1,982,433		70,000
Electrical Components & Equipment - 0.45%								$200,995
Emerson Electric Co	358,427		24,004
					Private Equity - 1.07%

Electronics - 0.69%					KKR & Co LP	2,585,640		56,755
Honeywell International Inc	422,957		36,683
					REITS - 4.34%
					American Capital Agency Corp	3,219,213		69,921
Food - 2.59%					Annaly Capital Management Inc	5,583,134		65,825
Kraft Foods Group Inc	950,483		51,687
Kroger Co/The	1,990,260		85,263		Digital Realty Trust Inc	1,961,457		93,483
			$136,950					$229,229
					Retail - 2.28%
Gas - 1.01%					Costco Wholesale Corp	195,126		23,025
Sempra Energy	585,064		53,323		McDonald's Corp	505,167		48,758
					Tiffany & Co	614,245		48,630
								$120,413

See accompanying notes.

Schedule of Investments
Equity Income Fund
October 31, 2013

					Portfolio Summary (unaudited)

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	Sector	Percent
					Financial	26.92%
Semiconductors - 5.50%					Consumer, Non-cyclical	16.89%
Applied Materials Inc	2,979,191		$53,179		Energy	16.44%
Intel Corp	3,578,987		87,435		Consumer, Cyclical	10.97%
Maxim Integrated Products Inc	1,597,127		47,435		Industrial	10.31%
Microchip Technology Inc	1,428,198		61,355		Technology	8.82%
Taiwan Semiconductor Manufacturing Co Ltd	2,221,311		40,894		Utilities	4.58%
ADR					Communications	3.77%
			$290,298		Basic Materials	1 .68%
					Liabilities in Excess of Other Assets, Net	(0.38)%
Software - 1.55%					TOTAL NET ASSETS	100.00%
Microsoft Corp	2,314,578		81,820

Telecommunications - 3.38%
BCE Inc	1,082,724		47,131
CenturyLink Inc	1,338,772		45,331
Verizon Communications Inc	430,856		21,763
Vodafone Group PLC ADR	1,745,013		64,251
			$178,476

Toys, Games & Hobbies - 3.96%
Hasbro Inc	1,647,076		85,071
Mattel Inc	2,793,014		123,926
			$208,997

Transportation - 2.63%
Norfolk Southern Corp	522,055		44,907
Union Pacific Corp	255,526		38,687
United Parcel Service Inc	562,343		55,244
			$138,838
TOTAL COMMON STOCKS			$5,182,973
	Maturity
REPURCHASE AGREEMENTS - 2.23% Amount (000's)			Value(000	's)

Banks- 2.23%
Investment in Joint Trading Account; Barclays $	28,042		$28,042
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $28,602,688; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	21,031		21,031
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $21,452,016; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	46,737		46,736
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $47,671,147; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)
Investment in Joint Trading Account; Merrill	21,871		21,871
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $22,308,095; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
			$117,680
TOTAL REPURCHASE AGREEMENTS			$117,680
Total Investments			$5,300,653
Liabilities in Excess of Other Assets, Net - (0.38)%			$(20,069)
TOTAL NET ASSETS - 100.00%			$5,280,584

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

COMMON STOCKS - 31.34%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 0.28%					Diversified Financial Services - 0.30%
BAE Systems PLC	1,046,135		$7,631		Intermediate Capital Group PLC	662,851		$5,087
General Dynamics Corp	58,941		5,106		Macquarie Group Ltd	200,665		9,652
L-3 Communications Holdings Inc	42,432		4,262		Waddell & Reed Financial Inc	154,518		9,541
Lockheed Martin Corp	43,646		5,820					$24,280

			$22,819		Electric - 5.75%
Agriculture - 0.29%					Avista Corp	140,906		3,916
Altria Group Inc	300,268		11,179		Cia Energetica de Minas Gerais ADR	890,998		7,992
British American Tobacco PLC	51,336		2,833		Dominion Resources Inc/VA	560,000		35,700
Philip Morris International Inc	54,761		4,880		DTE Energy Co (d)	576,638		39,869
Souza Cruz SA	286,900		3,103		Duke Energy Corp	246,000		17,646
Universal Corp/VA	28,700		1,522		Entergy Corp (d)	587,539		38,026
			$23,517		Integrys Energy Group Inc (d)	402,500		23,619
					ITC Holdings Corp (d)	339,829		34,183
Airlines - 0.00%					NextEra Energy Inc (d)	600,000		50,850
Global Aviation Holdings Inc (a),(b),(c)	254,946		—
					Northeast Utilities (d)	263,000		11,280
					NRG Yield Inc	100,000		3,542
Automobile Manufacturers - 0.11%					PG&E Corp (d)	394,900		16,527
Daimler AG	110,786		9,071		Pinnacle West Capital Corp (d)	607,625		34,045
					Portland General Electric Co	460,000		13,202
					PPL Corp (d)	650,000		19,909
Automobile Parts & Equipment - 0.11%					Public Service Enterprise Group Inc	168,854		5,657
Aisin Seiki Co Ltd	110,800		4,501		SCANA Corp (d)	608,500		28,374
Xinyi Glass Holdings Ltd	4,238,000		4,197		Southern Co/The (d)	577,000		23,605
			$8,698		SSE PLC	400,000		9,074
Banks - 1.86%					TECO Energy Inc	390,000		6,696
Australia & New Zealand Banking Group Ltd	437,420		13,998		UNS Energy Corp	50,978		2,522
Banco do Brasil SA	648,200		8,608		Westar Energy Inc	585,000		18,492
Bank of China Ltd	15,024,000		7,054		Wisconsin Energy Corp (d)	635,000		26,740
Bank of Montreal	160,187		11,157					$471,466
Bank of Nova Scotia	149,840		9,110		Electrical Components & Equipment - 0.20%
Canadian Imperial Bank of	124,300		10,574		Emerson Electric Co (d)	188,411		12,618
Commerce/Canada					Hitachi Ltd	535,000		3,742
China CITIC Bank Corp Ltd	13,521,000		7,602					$16,360
Chongqing Rural Commercial Bank	7,341,000		3,709
Commonwealth Bank of Australia	81,191		5,846		Electronics - 0.14%
Fifth Third Bancorp	177,122		3,371		Honeywell International Inc	74,056		6,423
HSBC Holdings PLC	7,008		77		Omron Corp	129,300		4,934
JP Morgan Chase & Co (d)	121,594		6,267					$11,357
National Bank of Canada	127,048		11,025
Royal Bank of Canada	157,806		10,597		Engineering & Construction - 0.46%
Sumitomo Mitsui Financial Group Inc	134,300		6,491		ACS Actividades de Construccion y Servicios	234,826		7,708
Sumitomo Mitsui Trust Holdings Inc	1,949,000		9,626		SA
Toronto-Dominion Bank/The	110,000		10,090		Alion Science and Technology Corp -	7,750		—
Wells Fargo & Co (d)	87,256		3,725		Warrants (a),(b),(c)
Westpac Banking Corp	410,661		13,333		Bouygues SA	219,829		8,577
			$152,260		Ferrovial SA	406,744		7,756
					NCC AB	91,589		2,817
Beverages - 0.04%					Vinci SA	167,065		10,717
Britvic PLC	353,999		3,548					$37,575

					Entertainment - 0.11%
Biotechnology - 0.08%					Gtech Spa	122,737		3,731
PDL BioPharma Inc	806,916		6,528		Regal Entertainment Group	268,574		5,106
								$8,837

Chemicals - 0.25%					Forest Products & Paper - 0.07%
Johnson Matthey PLC	65,365		3,148		DS Smith PLC	722,732		3,503
LyondellBasell Industries NV	135,085		10,077		UPM-Kymmene OYJ	160,431		2,547
Sasol Ltd	145,637		7,442					$6,050
			$20,667
					Gas - 1.46%
Commercial Services - 0.14%					AGL Resources Inc	134,302		6,428
Dai Nippon Printing Co Ltd	385,000		4,045		Atmos Energy Corp	114,169		5,054
Randstad Holding NV	84,398		5,198		Gas Natural SDG SA	346,164		8,165
Valassis Communications Inc	67,096		1,836		National Grid PLC	1,850,000		23,271
			$11,079		National Grid PLC ADR(d)	307,000		19,320
Computers - 0.04%					New Jersey Resources Corp	183,500		8,447
					NiSource Inc (d)	470,000		14,814
Lexmark International Inc	99,109		3,523
					Sempra Energy	200,000		18,228
					Snam SpA	204,000		1,051
					South Jersey Industries Inc (d)	70,000		4,168

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Gas (continued)					Oil & Gas Services - 0.03%
Vectren Corp	156,140		$5,452		National Oilwell Varco Inc	30,000		$2,435
Western Gas Equity Partners LP (b),(d)	142,200		5,362

			$119,760		Packaging & Containers - 0.06%
Healthcare - Products - 0.13%					Packaging Corp of America	78,274		4,875
Medtronic Inc	100,133		5,748
St Jude Medical Inc	87,655		5,030		Pharmaceuticals - 0.60%
			$10,778		Cardinal Health Inc	119,140		6,989
Healthcare - Services - 0.06%					Johnson & Johnson	72,317		6,697
WellPoint Inc	62,886		5,333		Novartis AG	115,809		8,989
					Omnicare Inc	195,923		10,805
					Pfizer Inc (d)	222,025		6,812
Holding Companies - Diversified - 0.05%					Roche Holding AG	31,306		8,657
Wharf Holdings Ltd	461,437		3,883					$48,949

					Pipelines - 6.71%
Insurance - 0.88%					Access Midstream Partners LP (d)	398,400		21,330
Allianz SE	34,280		5,756		Buckeye Partners LP (b),(d)	474,749		31,936
Allstate Corp/The	184,318		9,780		Crosstex Energy LP	84,250		2,143
AXA SA	415,911		10,362		DCP Midstream Partners LP (d)	264,074		12,829
Axis Capital Holdings Ltd	96,494		4,576		Energy Transfer Equity LP (d)	495,020		33,458
Baloise Holding AG	52,706		6,123		Energy Transfer Partners LP (d)	208,535		11,046
CNP Assurances	137,544		2,423		Enterprise Products Partners LP (d)	817,300		51,718
Everest Re Group Ltd	32,395		4,980		Genesis Energy LP (d)	207,234		10,561
Fidelity National Financial Inc	249,582		7,026		Kinder Morgan Energy Partners LP (d)	219,545		17,717
Porto Seguro SA	227,400		2,857		Kinder Morgan Inc/DE (d)	112,970		3,989
Powszechny Zaklad Ubezpieczen SA	29,350		4,467		Magellan Midstream Partners LP (b),(d)	752,428		45,176
SCOR SE	133,830		4,731		MarkWest Energy Partners LP (d)	484,048		35,955
Travelers Cos Inc/The	105,095		9,070		MPLX LP (b),(d)	273,290		10,068
			$72,151		Oiltanking Partners LP (b),(d)	128,142		7,381
Iron & Steel - 0.08%					ONEOK Inc	501,635		28,342
Fortescue Metals Group Ltd	1,355,966		6,650		Phillips 66 Partners LP	61,314		2,060
					Plains All American Pipeline LP (d)	775,846		39,739
					Plains GP Holdings LP (a)	133,726		2,981
Leisure Time - 0.03%					Regency Energy Partners LP (b),(d)	673,300		17,163
Travelport LLC (a),(c)	2,425,460		2,316
					Spectra Energy Corp	546,100		19,425
					Sunoco Logistics Partners LP (b),(d)	534,893		37,539
Media - 0.43%					Targa Resources Partners LP (d)	229,747		11,972
Comcast Corp - Class A (d)	300,000		14,274		Tesoro Logistics LP (b),(d)	226,500		12,163
Gannett Co Inc	234,528		6,489		TransCanada Corp (d)	200,000		9,022
HMH Holdings Inc (a),(c)	399,364		6,390		Western Gas Partners LP (b),(d)	280,087		16,836
Time Warner Cable Inc	70,000		8,411		Williams Cos Inc/The (d)	1,205,620		43,053
			$35,564		Williams Partners LP	270,000		13,883
								$549,485
Mining - 0.05%
BHP Billiton Ltd	118,872		4,203		Real Estate - 0.81%
					Agile Property Holdings Ltd	5,234,000		6,317
					Atrium European Real Estate Ltd (b)	347,000		2,076
Office & Business Equipment - 0.07%					Citycon OYJ	1,176,965		4,196
Pitney Bowes Inc	281,179		6,000		Country Garden Holdings Co Ltd	5,500,000		3,772
					Fabege AB	300,900		3,464
Oil & Gas - 1.64%					Henderson Land Development Co Ltd	431,200		2,552
BP PLC ADR	200,000		9,300		Hongkong Land Holdings Ltd	442,000		2,718
Cenovus Energy Inc	120,000		3,566		Hyprop Investments Ltd	246,497		1,826
Chevron Corp (d)	54,356		6,521		KWG Property Holding Ltd	2,200,000		1,424
ConocoPhillips (d)	193,371		14,174		Mitsubishi Estate Co Ltd	383,200		10,952
Crescent Point Energy Corp	94,800		3,681		Mitsui Fudosan Co Ltd	287,400		9,520
Energen Corp	15,000		1,175		Nomura Real Estate Holdings Inc	111,500		2,821
Eni SpA	266,650		6,769		Poly Property Group Co Ltd	7,241,000		4,439
Exxon Mobil Corp (d)	151,044		13,537		Religare Health Trust	2,231,000		1,427
Hess Corp	81,125		6,587		Shimao Property Holdings Ltd	886,000		2,227
Husky Energy Inc	116,950		3,325		Sino Land Co Ltd	1,760,000		2,468
Occidental Petroleum Corp	95,000		9,128		Sun Hung Kai Properties Ltd	306,400		4,013
Penn West Petroleum Ltd (d)	500,000		5,595					$66,212
Repsol SA	325,596		8,730		REITS - 3.07%
Seadrill Ltd	310,000		14,452		AIMS AMP Capital Industrial REIT	2,708,000		3,443
Statoil ASA	273,614		6,474		Alexandria Real Estate Equities Inc	50,000		3,289
Total SA	239,321		14,708		American Tower Corp	485,000		38,485
Valero Energy Corp	163,000		6,711		Apartment Investment & Management Co	135,000		3,777
			$134,433		Ascendas Real Estate Investment Trust	1,168,000		2,221
					Ashford Hospitality Trust Inc (d)	133,800		1,748

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

REITS (continued)					Semiconductors - 0.05%
Astro Japan Property Group (b)	1,000,051		$3,407		KLA-Tencor Corp	65,650		$4,307
Australian Industrial REIT (a)	310,000		612
Boston Properties Inc (d)	45,277		4,686
BRE Properties Inc	40,000		2,184		Software - 0.16%
Cambridge Industrial Trust	2,744,372		1,544		CA Inc	161,853		5,141
Camden Property Trust (d)	161,241		10,352		Microsoft Corp	233,953		8,270
Campus Crest Communities Inc (d)	259,071		2,593					$13,411
Canadian Apartment Properties REIT	65,000		1,342		Storage & Warehousing - 0.03%
Challenger Diversified Property Group (b)	482,500		1,190		Safestore Holdings PLC	1,078,258		2,563
Corrections Corp of America	213,157		7,887
CubeSmart (d)	176,200		3,219
CYS Investments Inc (d)	245,383		2,083		Telecommunications - 3.61%
					AT&T Inc (d)	1,116,518		40,418
DCT Industrial Trust Inc (d)	208,000		1,612
					BCE Inc (d)	900,000		39,177
DDR Corp	175,000		2,966
Duke Realty Corp	274,000		4,540		BT Group PLC	1,000,000		6,051
					CenturyLink Inc (d)	660,000		22,348
Dundee Real Estate Investment Trust	47,300		1,312		Cleveland Unlimited Inc - Warrants (a),(b),(c)	2,756		28
EPR Properties (d)	76,979		3,954
Equity One Inc (d)	46,952		1,132		Deutsche Telekom AG	725,022		11,394
Equity Residential	72,496		3,796		Freenet AG	115,520		3,001
Essex Property Trust Inc (d)	12,635		2,034		Orange SA	350,283		4,815
Eurocommercial Properties NV	30,000		1,275		SK Telecom Co Ltd	37,586		8,191
Extra Space Storage Inc	145,716		6,702		TDC A/S	789,673		7,133
Federation Centres Ltd	1,800,000		4,224		Telecom Corp of New Zealand Ltd	2,500,000		4,851
					Telefonica Brasil SA ADR(d)	340,000		7,541
Fortune Real Estate Investment Trust	1,550,000		1,252
Frasers Commercial Trust	937,000		972		Telenor ASA	212,103		5,096
General Growth Properties Inc	250,000		5,308		TeliaSonera AB	1,056,239		8,734
Great Portland Estates PLC	286,548		2,633		TELUS Corp	600,000		20,958
					Verizon Communications Inc (d)	1,037,109		52,384
Hammerson PLC	292,700		2,480		Vodafone Group PLC ADR(d)	850,000		31,297
Health Care REIT Inc	51,080		3,313
Hospitality Properties Trust (d)	92,380		2,714		Vodafone Group PLC	6,194,789		22,299
Japan Hotel REIT Investment Corp	8,341		3,935					$295,716
Kenedix Realty Investment Corp	752		3,378		Toys, Games & Hobbies - 0.13%
Kenedix Residential Investment Corp	400		859		Hasbro Inc	115,342		5,958
Kite Realty Group Trust	245,000		1,568		Namco Bandai Holdings Inc	232,000		4,373
Land Securities Group PLC	266,593		4,226					$10,331
Liberty Property Trust (d)	86,700		3,224
Medical Properties Trust Inc	355,000		4,629		Transportation - 0.61%
Mirvac Group	3,341,762		5,494		CEVA Group PLC (a),(c)	123		114
Nippon Prologis REIT Inc	200		1,997		Deutsche Post AG	281,993		9,523
Nomura Real Estate Master Fund Inc	1,844		1,889		Kansas City Southern	37,500		4,557
Orix JREIT Inc	1,052		1,312		Nippon Yusen KK	1,701,000		5,198
Pennsylvania Real Estate Investment Trust (d)	68,000		1,233		Union Pacific Corp (d)	200,000		30,280
Primary Health Properties PLC	82,000		426					$49,672
Prologis Inc	185,500		7,411		Water- 0.21%
Public Storage (d)	18,327		3,060
					American Water Works Co Inc (d)	270,000		11,575
Sabra Health Care REIT Inc	80,000		2,152		Cia de Saneamento Basico do Estado de Sao	520,000		5,517
Saul Centers Inc	49,500		2,327		Paulo ADR
Senior Housing Properties Trust	189,500		4,669
Simon Property Group Inc (d)	95,847		14,813					$17,092
SL Green Realty Corp	36,000		3,405		TOTAL COMMON STOCKS			$2,567,847
Societe de la Tour Eiffel	12,700		853		CONVERTIBLE PREFERRED STOCKS
STAG Industrial Inc	58,000		1,213		- 0.03%	Shares Held	Value	(000	's)
Summit Hotel Properties Inc	540,500		4,967		Banks- 0.03%
Sun Communities Inc	25,000		1,114		Wells Fargo & Co	2,310		2,631
Suntec Real Estate Investment Trust	1,287,000		1,771
Top REIT Inc (b)	575		2,683		TOTAL CONVERTIBLE PREFERRED STOCKS			$2,631
Unibail-Rodamco SE	12,320		3,228		PREFERRED STOCKS - 5.33%	Shares Held		Value(000	's)
Vastned Retail NV	71,000		3,281
Vornado Realty Trust	74,800		6,662		Banks- 1.82%
Wereldhave NV	50,000		3,885		AgriBank FCB (a),(e)	22,600		2,270
Westfield Group	181,579		1,858		Ally Financial Inc 7.25%	27,000		679
Workspace Group PLC	265,000		2,080		Ally Financial Inc 7.30%	172,000		4,348
			$251,883		Ally Financial Inc 7.38%	76,000		1,924
					Bank of America Corp 6.63%; Series I	180,750		4,537
Retail - 0.15%					Bank of New York Mellon Corp/The	80,600		1,678
Lowe's Cos Inc	147,403		7,338		Barclays Bank PLC 8.13%	213,900		5,457
Wendy's Co/The	560,697		4,872		BB&T Corp 5.20%	6,653		134
			$12,210		BB&T Corp 5.63%	93,623		1,985
					Capital One Financial Corp	208,100		4,638
					Citigroup Inc (a)	163,700		4,052
					Citigroup Inc 5.80%	12,001		255

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

PREFERRED STOCKS (continued)	Shares Held	Value	(000	's)	PREFERRED STOCKS (continued)	Shares Held	Value	(000	's)

Banks (continued)					Insurance (continued)
Citigroup Inc 7.13%	223,000		$5,778		Axis Capital Holdings Ltd 5.50%	306,000		$6,120
City National Corp/CA	303,792		6,167		Axis Capital Holdings Ltd 6.88%	244,596		5,980
COBANK ACB 11.00%; Series D	8,400		448		Delphi Financial Group Inc 7.38%	286,774		7,169
Countrywide Capital V	1,166		29		Hartford Financial Services Group Inc	222,551		6,423
Deutsche Bank Contingent Capital Trust II	609,879		15,284		ING Groep NV 6.13%	146,000		3,396
Deutsche Bank Contingent Capital Trust III	117,535		3,120		ING Groep NV 7.05%	122,664		3,064
Deutsche Bank Contingent Capital Trust V	38,900		1,053		PartnerRe Ltd 5.88%	9,762		210
FirstMerit Corp	3,250		70		PartnerRe Ltd 7.25%	149,437		3,830
HSBC Holdings PLC 8.00%	699,725		19,137		Protective Life Corp 6.25%	220,300		5,085
HSBC USA Inc 2.86%	225,937		10,407		Prudential PLC 6.75%	2,800		70
HSBC USA Inc - Series D	105,352		2,607		Reinsurance Group of America Inc	40,000		996
JP Morgan Chase & Co	118,200		2,564		RenaissanceRe Holdings Ltd - Series E	59,100		1,167
Lloyds Banking Group PLC	64,850		1,741		Torchmark Corp	136,402		3,020
Morgan Stanley (a)	22,500		584		WR Berkley Corp	479,050		9,964
PNC Financial Services Group Inc/The	546,822		13,878		XLIT Ltd	20,000		16,644
Royal Bank of Scotland Group PLC 5.75%;	383,903		7,678					$110,129
Series L
State Street Corp	294,000		6,418		Investment Companies - 0.06%
TCF Financial Corp	48,040		1,209		Australand Assets Trust	50,200		4,567
US Bancorp/MN - Series G	702,900		19,098
Wells Fargo & Co	3,000		62		Media - 0.03%
			$149,289		Comcast Corp	129,277		2,910

Diversified Financial Services - 0.13%
Affiliated Managers Group Inc 5.25%	85,485		2,141		REITS - 0.68%
Affiliated Managers Group Inc 6.38%	42,255		986		Digital Realty Trust Inc - Series E	40,632		939
Ameriprise Financial Inc	13,801		359		Digital Realty Trust Inc - Series F	31,608		697
Citigroup Capital XIII	109,500		3,011		Digital Realty Trust Inc - Series G	75,557		1,452
General Electric Capital Corp 4.70%	16,890		341		Equity Residential	20,702		1,287
General Electric Capital Corp 4.88%	2,000		42		Health Care REIT Inc	55,650		1,280
General Electric Capital Corp 4.88%	31,317		655		Kimco Realty Corp 5.50%	127,014		2,617
Goodman PLUS Trust	32,600		3,078		Kimco Realty Corp 5.63%	55,000		1,144
Morgan Stanley Capital Trust VII	700		17		Kimco Realty Corp 6.00%	64,000		1,390
			$10,630		Kimco Realty Corp 6.90%	204,580		5,057
					National Retail Properties Inc	80,925		1,848
Electric - 0.44%					Prologis Inc - Series Q	92,034		5,298
DTE Energy Co 5.25%	128,965		2,689		PS Business Parks Inc - Series R	161,841		3,972
DTE Energy Co 6.50%	8,929		217		PS Business Parks Inc - Series S	5,430		123
Duke Energy Corp	84,841		1,808		PS Business Parks Inc - Series T	71,226		1,479
Entergy Arkansas Inc 4.75%	4,000		78		PS Business Parks Inc - Series U	33,985		677
Entergy Arkansas Inc 4.90%	17,312		349		Public Storage Inc 5.20%; Series W	108,500		2,211
Entergy Arkansas Inc 5.75%	77,527		1,865		Public Storage Inc 5.20%; Series X	154,998		3,151
Entergy Louisiana LLC 4.70%	203,100		3,889		Public Storage Inc 6.35%; Series R	1,200		29
Entergy Louisiana LLC 5.25%	50,000		1,057		Realty Income Corp - Series F	113,799		2,785
Entergy Louisiana LLC 5.88%	11,790		288		Regency Centers Corp 6.00%	120,000		2,484
Entergy New Orleans Inc	56,900		1,166		Senior Housing Properties Trust	35,067		697
Entergy Texas Inc	2,700		72		Ventas Realty LP / Ventas Capital Corp	251,300		5,679
Integrys Energy Group Inc	221,123		5,353		Vornado Realty LP	157,015		4,153
Interstate Power & Light Co	107,800		2,333		Vornado Realty Trust - Series G	4,800		115
NextEra Energy Capital Holdings Inc 5.00%	21,762		414		Vornado Realty Trust - Series J	165,424		4,103
NextEra Energy Capital Holdings Inc - Series	39,024		827		Vornado Realty Trust - Series K	50,000		1,048
H								$55,715
NextEra Energy Capital Holdings Inc - Series	589,817		11,525
I					Savings & Loans - 0.07%
PPL Capital Funding Inc	100,000		2,152		Astoria Financial Corp	25,900		565
SCANA Corp	9,064		240		First Niagara Financial Group Inc	172,800		4,966
			$36,322					$5,531

Hand & Machine Tools - 0.08%					Sovereign - 0.13%
Stanley Black & Decker Inc	283,039		6,340		Farm Credit Bank of Texas	8,500		10,346

Insurance - 1.34%					Telecommunications - 0.55%
Aegon NV 6.38%	332,361		8,080		Centaur Funding Corp 9.08% (f)	10,000		12,272
Aflac Inc	317,367		7,271		Qwest Corp 6.13%	15,715		332
Allstate Corp/The (a)	92,714		2,347		Qwest Corp 7.00%	77,111		1,897
American Financial Group Inc/OH 5.75%	52,207		1,172		Qwest Corp 7.00%	170,900		4,223
American Financial Group Inc/OH 6.38%	79,688		1,964		Qwest Corp 7.38%	194,471		4,871
American Financial Group Inc/OH 7.00%	40,276		1,043		Qwest Corp 7.50%	229,321		5,783
Arch Capital Group Ltd	2,707		66		Telephone & Data Systems Inc 5.88%	106,710		2,273
Aspen Insurance Holdings Ltd 5.95%	438,600		10,509		Telephone & Data Systems Inc 6.88%	60,427		1,481
Aspen Insurance Holdings Ltd 7.25%	181,472		4,539		Telephone & Data Systems Inc 7.00%	457,524		11,379

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

PREFERRED STOCKS (continued)	Shares Held	Value(000	's)		Principal
Telecommunications (continued)				BONDS (continued)	Amount (000's)	Value(000	's)
United States Cellular Corp	21,900	$539		Banks (continued)
		$45,050		BNP Paribas SA
				7.20%, 06/29/2049(f)	$1,500	$1,562
Transportation - 0.00%				BPCE SA
CEVA Group PLC (a),(c)	267	247
				5.70%, 10/22/2023(f)	2,000	2,051
				Citigroup Inc
TOTAL PREFERRED STOCKS		$437,076		5.35%, 04/29/2049(g)	7,600	6,840
	Principal			Claudius Ltd for Credit Suisse
BONDS- 49.84%	Amount (000's) Value (000's)			7.88%, 06/29/2049	6,960	7,468
Advertising - 0.30%				8.25%, 06/29/2049	1,000	1,010
MDC Partners Inc				Cooperatieve Centrale Raiffeisen-
6.75%, 04/01/2020(f)	$18,000	$18,720		Boerenleenbank BA/Netherlands
				11.00%, 12/29/2049(f),(g)	9,300	12,230
Sitel LLC / Sitel Finance Corp
11.00%, 08/01/2017(f)	5,095	5,541		Credit Suisse Group Guernsey I Ltd
				7.88%, 02/24/2041(g)	4,000	4,374
		$24,261
				Danske Bank A/S
Aerospace & Defense - 0.15%				5.91%, 12/29/2049(g)	1,670	1,693
GenCorp Inc				Development Bank of Kazakhstan JSC
7.13%, 03/15/2021(f)	5,000	5,350		5.50%, 12/20/2015	200	211
TransDigm Inc				Dresdner Funding Trust I
7.50%, 07/15/2021(f)	6,100	6,618		8.15%, 06/30/2031(f)	3,150	3,189
		$11,968		Fifth Third Capital Trust IV
				6.50%, 04/15/2067(g)	3,910	3,861
Agriculture - 0.22%				First Hawaiian Capital I
Mriya Agro Holding PLC
9.45%, 04/19/2018(f)	632	543		8.34%, 07/01/2027	2,000	2,035
North Atlantic Trading Co				HBOS Capital Funding LP
11.50%, 07/15/2016(f)	3,950	4,251		6.85%, 03/29/2049	5,000	4,975
				HSBC Capital Funding LP/Jersey
Vector Group Ltd				10.18%, 12/29/2049(f),(g)	4,000	5,720
7.75%, 02/15/2021	12,315	12,931		HSBC USA Capital Trust I
		$17,725		7.81%, 12/15/2026(f)	300	305
Airlines - 0.06%				HSBC USA Capital Trust II
Delta Air Lines 2011-1 Class B Pass Through				8.38%, 05/15/2027(f)	1,980	2,013
Trust				Itau Unibanco Holding SA/Cayman Island
7.13%, 04/15/2016	5,000	5,078		6.20%, 12/21/2021(f)	500	519
				JP Morgan Chase & Co
				7.90%, 04/29/2049(g)	1,600	1,764
Apparel - 0.00%				KeyCorp Capital III
Texhong Textile Group Ltd				7.75%, 07/15/2029	795	865
7.63%, 01/19/2016	300	314		LBG Capital No.1 PLC
				7.88%, 11/01/2020(f)	3,050	3,271
Automobile Parts & Equipment - 0.14%				Lloyds Banking Group PLC
Metalsa SA de CV				6.41%, 01/29/2049(f)	3,400	3,213
4.90%, 04/24/2023(f)	1,468	1,380		6.66%, 01/29/2049(f)	4,600	4,370
Stanadyne Corp				M&T Bank Corp
10.00%, 08/15/2014	6,110	5,957		6.88%, 12/29/2049(f)	20,700	20,997
Stanadyne Holdings Inc				PNC Financial Services Group Inc/The
12.00%, 02/15/2015(g)	6,645	3,987		6.75%, 07/29/2049(g)	1,500	1,583
		$11,324		PNC Preferred Funding Trust I
				1.90%, 03/29/2049(f),(g)	1,000	855
Banks- 2.22%				Provident Funding Associates LP / PFG
Abbey National Capital Trust I				Finance Corp
8.96%, 12/31/2049	2,300	2,863		6.75%, 06/15/2021(f)	4,460	4,560
Alfa Bank OJSC Via Alfa Bond Issuance				Royal Bank of Scotland Group PLC
PLC				7.65%, 08/29/2049(g)	3,700	3,848
7.50%, 09/26/2019(f)	4,265	4,542
				Russian Agricultural Bank OJSC Via RSHB
Ally Financial Inc				Capital SA
8.00%, 11/01/2031	4,825	5,696		5.30%, 12/27/2017	2,521	2,616
Banco do Brasil SA/Cayman				6.00%, 06/03/2021(f)	1,300	1,323
5.38%, 01/15/2021(f)	200	200		6.00%, 06/03/2021(g)	5,750	5,851
5.38%, 01/15/2021	200	200		6.30%, 05/15/2017	2,105	2,268
6.25%, 12/29/2049(f),(g)	6,280	5,275
				Societe Generale SA
Bancolombia SA				0.99%, 12/29/2049(f),(g)	1,000	850
5.13%, 09/11/2022	2,396	2,288		8.75%, 10/29/2049	10,770	11,423
Bank of America Corp				Standard Chartered PLC
5.20%, 12/29/2049(g)	8,500	7,714		7.01%, 07/29/2049(f)	4,100	4,326
Barclays Bank PLC				Vnesheconombank Via VEB Finance PLC
6.28%, 12/29/2049	300	285		5.38%, 02/13/2017(f)	1,000	1,068
7.43%, 09/29/2049(f),(g)	4,850	5,347
				6.80%, 11/22/2025	1,375	1,495
BBVA Bancomer SA/Texas				6.90%, 07/09/2020(f)	1,158	1,304
6.75%, 09/30/2022(f)	1,915	2,078

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

		Principal					Principal
	BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

	Banks (continued)					Commercial Services (continued)
	VTB Bank OJSC Via VTB Capital SA					American Residential Services LLC / ARS
	6.32%, 02/22/2018	$2,535		$2,725		Finance Inc
	6.95%, 10/17/2022	4,500		4,612		12.00%, 04/15/2015(f)		$2,220		$2,259
				$181,731		Catalent Pharma Solutions Inc
						7.88%, 10/15/2018		7,700		7,815
	Building Materials - 0.24%					Ceridian Corp
	Ainsworth Lumber Co Ltd					8.88%, 07/15/2019(f)		6,675		7,726
	7.50%, 12/15/2017(f)	7,646		8,267
						Cielo SA / Cielo USA Inc
	Cemex Finance LLC					3.75%, 11/16/2022		1,204		1,081
	9.38%, 10/12/2022(f)	2,347		2,635
						FTI Consulting Inc
	Cemex SAB de CV					6.00%, 11/15/2022		2,000		2,040
	7.25%, 01/15/2021(f)	861		877
	9.50%, 06/15/2018(f)	1,771		2,015		Igloo Holdings Corp
						8.25%, PIK 9.00%, 12/15/2017(f),(h)		5,000		5,078
	Reliance Intermediate Holdings LP					Iron Mountain Inc
	9.50%, 12/15/2019(f)	5,400		5,926
						5.75%, 08/15/2024		7,725		7,377
				$19,720		Jaguar Holding Co I
	Chemicals - 0.47%					9.38%, PIK 10.13%, 10/15/2017(f),(h)		7,275		7,712
	Braskem America Finance Co					Jaguar Holding Co II / Jaguar Merger Sub
	7.13%, 07/22/2041(f)	600		577		Inc
	Braskem Finance Ltd					9.50%, 12/01/2019(f)		6,345		7,122
	5.75%, 04/15/2021	538		551		Knowledge Universe Education LLC
	7.38%, 10/29/2049(f)	100		98		7.75%, 02/01/2015(f)		8,925		8,791
	EuroChem Mineral & Chemical Co OJSC via					Laureate Education Inc
	EuroChem GI Ltd					9.25%, 09/01/2019(f)		8,670		9,537
	5.13%, 12/12/2017(f)	1,550		1,564		Live Nation Entertainment Inc
	Momentive Performance Materials Inc					7.00%, 09/01/2020(f)		2,000		2,125
	8.88%, 10/15/2020	1,500		1,586		Neff Rental LLC / Neff Finance Corp
	Nexeo Solutions LLC / Nexeo Solutions					9.63%, 05/15/2016(f)		6,500		6,923
	Finance Corp					Prospect Medical Holdings Inc
	8.38%, 03/01/2018	2,290		2,279		8.38%, 05/01/2019(f)		5,800		6,228
	Orion Engineered Carbons Finance & Co					ServiceMaster Co/TN
	SCA					7.00%, 08/15/2020		4,935		4,861
	9.25%, PIK 10.00%, 08/01/2019(f),(h)	3,500		3,649		7.10%, 03/01/2018		5,000		4,875
	Reichhold Industries Inc					7.45%, 08/15/2027		2,400		1,920
	9.00%, PIK 11.00%, 05/08/2017(f),(h)	2,638		2,018		8.00%, 02/15/2020		3,650		3,741
	Sinochem Global Capital Co Ltd					TransUnion Holding Co Inc
	5.00%, 12/29/2049(f),(g)	5,000		4,712		8.13%, 06/15/2018		2,375		2,532
	TPC Group Inc					Truven Health Analytics Inc
	8.75%, 12/15/2020(f)	20,700		21,787		10.63%, 06/01/2020		6,010		6,814
				$38,821						$116,652

Coal	- 0.75%					Computers - 0.42%
	Adaro Indonesia PT					iGate Corp
	7.63%, 10/22/2019	2,840		3,003		9.00%, 05/01/2016		2,275		2,446
	Berau Capital Resources Pte Ltd					Oberthur Technologies Holding SAS
	12.50%, 07/08/2015	500		528		9.25%, 04/30/2020	EUR	3,950		5,578
	Foresight Energy LLC / Foresight Energy					Stratus Technologies Bermuda Ltd / Stratus
	Corp					Technologies Inc
	7.88%, 08/15/2021(f)	39,550		40,242		12.00%, 03/29/2015		$9,000		9,000
	Indo Energy Finance BV					Stream Global Services Inc
	7.00%, 05/07/2018	1,500		1,507		11.25%, 10/01/2014		17,725		17,813
	Indo Energy Finance II BV									$34,837
	6.38%, 01/24/2023(f)	1,601		1,405
						Consumer Products - 0.75%
	Natural Resource Partners LP					Armored Autogroup Inc
	9.13%, 10/01/2018(f)	4,000		4,120
						9.25%, 11/01/2018(g)		2,940		2,657
	Peabody Energy Corp					Central Garden and Pet Co
	6.00%, 11/15/2018	2,830		2,986		8.25%, 03/01/2018		20,100		20,251
	6.25%, 11/15/2021	2,645		2,731		Reynolds Group Issuer Inc / Reynolds Group
	SunCoke Energy Inc					Issuer LLC / Reynolds Group Issuer
	7.63%, 08/01/2019	4,900		5,255		(Luxembourg) S.A.
				$61,777		6.88%, 02/15/2021(g)		16,000		17,360
	Commercial Services - 1.42%					9.88%, 08/15/2019		7,500		8,297
	ADT Corp/The					Spectrum Brands Escrow Corp
	6.25%, 10/15/2021(f)	4,000		4,245		6.38%, 11/15/2020(f)		8,145		8,654
	Alliance Data Systems Corp					6.63%, 11/15/2022(f)		3,945		4,211
	6.38%, 04/01/2020(f)	4,000		4,170						$61,430
	Altegrity Inc
	12.00%, 11/01/2015(f)	2,000		1,680

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Cosmetics & Personal Care - 0.07%					Electric (continued)
Revlon Consumer Products Corp					AES Corp/VA (continued)
5.75%, 02/15/2021(f)	$5,950		$5,876		7.38%, 07/01/2021		$9,864		$11,171
					Centrais Eletricas Brasileiras SA
					5.75%, 10/27/2021		1,712		1,686
Distribution & Wholesale - 0.35%					Comision Federal de Electricidad
American Tire Distributors Inc					4.88%, 01/15/2024(f)		891		903
9.75%, 06/01/2017	3,400		3,613		Consorcio Transmantaro SA
INTCOMEX Inc					4.38%, 05/07/2023(f)		525		490
13.25%, 12/15/2014	8,485		8,230
Li & Fung Ltd					Dominion Resources Inc/VA
6.00%, 11/25/2049	2,500		2,550		7.50%, 06/30/2066		700		748
					Electricite de France SA
VWR Funding Inc					5.25%, 01/29/2049(f),(g)		12,190		11,983
7.25%, 09/15/2017	13,705		14,596		Empresa de Energia de Bogota SA
			$28,989		6.13%, 11/10/2021(f)		751		789
Diversified Financial Services - 2.30%					Listrindo Capital BV
Aircastle Ltd					6.95%, 02/21/2019(f)		2,200		2,299
6.25%, 12/01/2019	2,000		2,130		Majapahit Holding BV
Brazil Loan Trust 1					7.75%, 01/20/2020(f)		1,730		1,985
5.48%, 07/24/2023(f)	10,266		10,641		7.88%, 06/29/2037		1,375		1,533
Charles Schwab Corp/The					Mexico Generadora de Energia S de rl
7.00%, 02/28/2049(g)	1,700		1,870		5.50%, 12/06/2032(f)		1,525		1,475
Citigroup Capital III					Perusahaan Listrik Negara PT
7.63%, 12/01/2036	8,600		9,546		5.50%, 11/22/2021(f)		1,400		1,407
CNG Holdings Inc/OH									$37,427
9.38%, 05/15/2020(f)	1,425		1,350
Credit Acceptance Corp					Engineering & Construction - 0.20%
					Alion Science & Technology Corp
9.13%, 02/01/2017	9,200		9,706		12.00%, PIK 2.00%, 11/01/2014(h)		9,076		9,166
Denali Borrower LLC / Denali Finance Corp
5.63%, 10/15/2020(f)	1,650		1,634		Andrade Gutierrez International SA
					4.00%, 04/30/2018(f)		869		850
General Electric Capital Corp
6.25%, 12/15/2049(g)	2,600		2,711		Michael Baker International LLC / CDL
7.13%, 12/29/2049(g)	24,900		27,764		Acquisition Co Inc
					8.25%, 10/15/2018(f)		6,050		6,171
Goldman Sachs Capital I					Odebrecht Finance Ltd
6.35%, 02/15/2034	19,835		19,852		5.13%, 06/26/2022(f)		516		516
Icahn Enterprises LP / Icahn Enterprises
Finance Corp									$16,703
6.00%, 08/01/2020(f)	10,900		11,172		Entertainment - 0.83%
8.00%, 01/15/2018	7,125		7,472		Chukchansi Economic Development
Jefferies Finance LLC / JFIN Co-Issuer Corp					Authority
7.38%, 04/01/2020(f)	3,190		3,278		9.75%, 05/30/2020(b),(f)		1,780		1,019
Jefferies LoanCore LLC / JLC Finance Corp					Cinemark USA Inc
6.88%, 06/01/2020(f)	3,625		3,589		4.88%, 06/01/2023		1,100		1,048
KCG Holdings Inc					Diamond Resorts Corp
8.25%, 06/15/2018(f)	4,410		4,487		12.00%, 08/15/2018		16,930		18,792
Macquarie PMI LLC					Gibson Brands Inc
8.38%, 12/29/2049	3,350		3,534		8.88%, 08/01/2018(f)		1,450		1,515
MPH Intermediate Holding Co 2					GLP Capital LP / GLP Financing II Inc
8.38%, PIK 9.13%, 08/01/2018(f),(h)	9,800		10,180		4.88%, 11/01/2020(f)		3,000		3,023
Nationstar Mortgage LLC / Nationstar Capital					5.38%, 11/01/2023(f)		4,300		4,343
Corp					Graton Economic Development Authority
6.50%, 08/01/2018	2,000		2,070		9.63%, 09/01/2019(f)		4,000		4,470
6.50%, 07/01/2021	9,300		9,138		Great Canadian Gaming Corp
6.50%, 06/01/2022	3,500		3,417		6.63%, 07/25/2022(f)	CAD	470		464
7.88%, 10/01/2020	11,800		12,611		Greektown Superholdings Inc
Nuveen Investments Inc					13.00%, 07/01/2015		$1,575		1,644
9.13%, 10/15/2017(f)	13,150		12,755		Penn National Gaming Inc
Oxford Finance LLC / Oxford Finance Co-					5.88%, 11/01/2021(f)		4,250		4,261
Issuer Inc					Rivers Pittsburgh Borrower LP/Rivers
7.25%, 01/15/2018(f)	3,185		3,368		Pittsburgh Finance Corp
Patriot Merger Corp					9.50%, 06/15/2019(f)		2,725		2,997
9.00%, 07/15/2021(f)	8,625		9,013		Snoqualmie Entertainment Authority
Schahin II Finance Co SPV Ltd					4.15%, 02/01/2014(f),(g)		5,255		5,189
5.88%, 09/25/2023(f)	287		280		9.13%, 02/01/2015(f)		855		854
SquareTwo Financial Corp					WMG Acquisition Corp
11.63%, 04/01/2017	4,525		4,785		6.00%, 01/15/2021(f)		2,286		2,400
			$188,353		11.50%, 10/01/2018		13,565		15,685

Electric - 0.46%									$67,704
AES Corp/VA
4.88%, 05/15/2023	1,000		958

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

		Principal					Principal
	BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

	Environmental Control - 0.12%					Healthcare - Services (continued)
	EnergySolutions Inc / EnergySolutions LLC					Symbion Inc/DE
	10.75%, 08/15/2018	$8,825		$9,520		8.00%, 06/15/2016		$3,905		$4,139
						11.00%, PIK 11.75%, 08/23/2015(h)		2,082		2,082
						Tenet Healthcare Corp
Food	- 0.85%					6.00%, 10/01/2020(f)		2,430		2,570
	B&G Foods Inc					8.13%, 04/01/2022(f)		9,375		10,265
	4.63%, 06/01/2021	5,125		5,003		United Surgical Partners International Inc
	BI-LO LLC / BI-LO Finance Corp
	9.25%, 02/15/2019(f)	6,700		7,420		9.00%, 04/01/2020		5,440		6,093
	Bumble Bee Holdco SCA									$58,443
	9.63%, PIK 10.38%, 03/15/2018(f),(h)	14,220		15,002		Holding Companies - Diversified - 1.11%
	Bumble Bee Holdings Inc					Alphabet Holding Co Inc
	9.00%, 12/15/2017(f)	3,750		4,116		7.75%, 11/01/2017		4,200		4,342
	Cencosud SA					Dubai Holding Commercial Operations MTN
	4.88%, 01/20/2023(f)	1,549		1,488		Ltd
	5.50%, 01/20/2021(f)	1,000		1,037		6.00%, 02/01/2017	GBP	3,000		4,954
	Cosan Luxembourg SA					Harbinger Group Inc
	5.00%, 03/14/2023(f)	3,171		2,951		7.88%, 07/15/2019(f)		$48,700		51,744
	ESAL GmbH					Hutchison Whampoa International 10 Ltd
	6.25%, 02/05/2023(f)	4,263		3,879		6.00%, 12/29/2049(g)		1,500		1,580
	JBS USA LLC / JBS USA Finance Inc					KOC Holding AS
	7.25%, 06/01/2021(f)	3,000		3,075		3.50%, 04/24/2020(f)		4,500		4,027
	KeHE Distributors LLC / KeHE Finance					Nielsen Co Luxembourg SARL/The
	Corp					5.50%, 10/01/2021(f)		7,700		7,912
	7.63%, 08/15/2021(f)	6,000		6,210		Sinochem Overseas Capital Co Ltd
	Minerva Luxembourg SA					4.50%, 11/12/2020		2,116		2,164
	7.75%, 01/31/2023(f)	4,122		3,998		4.50%, 11/12/2020(f)		11,237		11,493
	Tonon Bioenergia SA					6.30%, 11/12/2040		950		1,019
	9.25%, 01/24/2020(f)	607		557		Votorantim Cimentos SA
	US Foods Inc					7.25%, 04/05/2041(f)		1,350		1,330
	8.50%, 06/30/2019	14,185		15,214						$90,565
				$69,950
						Insurance - 2.94%
Gas	- 0.21%					ACE Capital Trust II
	LBC Tank Terminals Holding Netherlands					9.70%, 04/01/2030		2,500		3,587
	BV					AIG Life Holdings Inc
	6.88%, 05/15/2023(f)	10,025		10,501		7.57%, 12/01/2045(f)		2,600		3,003
	NGL Energy Partners LP / NGL Energy					8.50%, 07/01/2030		5,400		6,966
	Finance Corp					American Equity Investment Life Holding
	6.88%, 10/15/2021(f)	6,500		6,646		Co
				$17,147		6.63%, 07/15/2021		15,425		15,984
						A-S Co-Issuer Subsidiary Inc / A-S Merger
	Hand & Machine Tools - 0.35%					Sub LLC
	Victor Technologies Group Inc					7.88%, 12/15/2020(f)		4,450		4,606
	9.00%, 12/15/2017	26,570		28,563		AXA SA
						6.38%, 12/29/2049(f),(g)		1,400		1,377
	Healthcare - Products - 0.27%					8.60%, 12/15/2030		4,600		5,599
	Alere Inc					Catlin Insurance Co Ltd
	6.50%, 06/15/2020(f)	1,700		1,742		7.25%, 07/29/2049(f)		20,235		20,994
	8.63%, 10/01/2018	3,200		3,476		Everest Reinsurance Holdings Inc
	ConvaTec Finance International SA					6.60%, 05/15/2037(g)		6,395		6,347
	8.25%, PIK 9.00%, 01/15/2019(f),(h)	4,350		4,486		Fidelity & Guaranty Life Holdings Inc
	Kinetic Concepts Inc / KCI USA Inc					6.38%, 04/01/2021(f)		8,125		8,470
	10.50%, 11/01/2018	5,825		6,568		Great-West Life & Annuity Insurance Capital
	Physio-Control International Inc					LP
	9.88%, 01/15/2019(f)	5,042		5,622		6.63%, 11/15/2034(f)		2,400		2,508
				$21,894		Hockey Merger Sub 2 Inc
						7.88%, 10/01/2021(f)		8,175		8,441
	Healthcare - Services - 0.71%					ING US Inc
	HCA Inc					5.65%, 05/15/2053(g)		11,150		10,610
	4.75%, 05/01/2023	3,000		2,891		Ironshore Holdings US Inc
	7.50%, 02/15/2022	9,000		10,114		8.50%, 05/15/2020(f)		7,170		8,328
	MedImpact Holdings Inc					Lancashire Holdings Ltd
	10.50%, 02/01/2018(f)	8,600		9,417
						5.70%, 10/01/2022(c),(f)		6,400		6,619
	Radiation Therapy Services Inc					Liberty Mutual Group Inc
	8.88%, 01/15/2017	5,220		5,194		7.80%, 03/07/2087(f)		13,691		14,923
	ResCare Inc					Lincoln National Corp
	10.75%, 01/15/2019	3,030		3,386		6.05%, 04/20/2067(g)		684		679
	Select Medical Corp					MetLife Capital Trust IV
	6.38%, 06/01/2021(f)	2,375		2,292
						7.88%, 12/15/2067(f)		1,820		2,098

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

Insurance (continued)						Leisure Products & Services - 0.30%
MetLife Capital Trust X						Good Sam Enterprises LLC
9.25%, 04/08/2068(f)	$7,200		$9,306			11.50%, 12/01/2016	$5,000		$5,450
MetLife Inc						Sabre Holdings Corp
6.40%, 12/15/2066(g)	1,500		1,562			8.35%, 03/15/2016(g)	2,000		2,230
Nationwide Financial Services Inc						Sabre Inc
6.75%, 05/15/2067	15,980		15,740			8.50%, 05/15/2019(f)	12,370		13,607
Onex USI Acquisition Corp						Travelport LLC
7.75%, 01/15/2021(f)	7,400		7,548			11.88%, 09/01/2016	665		663
Provident Financing Trust I						Travelport LLC / Travelport Holdings Inc
7.41%, 03/15/2038	6,600		7,241			13.88%, PIK 2.50%, 03/01/2016(f),(h)	2,585		2,721
Prudential Financial Inc						11.88%, 09/01/2016(f)	73		73
5.63%, 06/15/2043(g)	24,500		24,408						$24,744
QBE Capital Funding II LP
6.80%, 06/29/2049(f),(g)	3,155		3,187			Lodging - 0.46%
QBE Capital Funding III Ltd						Caesars Entertainment Operating Co Inc
7.25%, 05/24/2041(f),(g)	7,100		7,473			11.25%, 06/01/2017	21,800		21,746
Reinsurance Group of America Inc						MCE Finance Ltd
						5.00%, 02/15/2021(f)	2,847		2,819
6.75%, 12/15/2065(g)	9,600		9,432
Sirius International Group Ltd						MTR Gaming Group Inc
						11.50%, PIK 1.00%, 08/01/2019(h)	4,800		5,280
7.51%, 05/29/2049(f),(g)	2,900		2,985
Sompo Japan Insurance Inc						Seminole Hard Rock Entertainment Inc /
5.33%, 03/28/2073(f),(g)	9,000		9,040			Seminole Hard Rock International LLC
						5.88%, 05/15/2021(f)	1,000		980
Sumitomo Life Insurance Co
6.50%, 09/20/2073(f),(g)	3,000		3,185			Wynn Las Vegas LLC / Wynn Las Vegas
Wilton Re Finance LLC						Capital Corp
5.88%, 03/30/2033(f),(g)	8,450		8,408			7.75%, 08/15/2020	4,600		5,186
			$240,654			Wynn Macau Ltd
						5.25%, 10/15/2021(f)	1,650		1,687
Internet - 0.85%									$37,698
Ancestry.com Inc
11.00%, 12/15/2020	16,240		18,838			Machinery - Diversified - 0.13%
Equinix Inc						Cleaver-Brooks Inc
						8.75%, 12/15/2019(f)	1,720		1,870
4.88%, 04/01/2020	2,050		2,058
7.00%, 07/15/2021	2,000		2,185			SPL Logistics Escrow LLC / SPL Logistics
GXS Worldwide Inc						Finance Corp
						8.88%, 08/01/2020(f)	4,369		4,686
9.75%, 06/15/2015	23,458		24,044
IAC/InterActiveCorp						Tempel Steel Co
						12.00%, 08/15/2016(f)	4,075		3,912
4.75%, 12/15/2022	4,390		4,160
Mood Media Corp									$10,468
9.25%, 10/15/2020(f)	1,650		1,460		Media	- 1.23%
Zayo Group LLC / Zayo Capital Inc						Baker & Taylor Acquisitions Corp
10.13%, 07/01/2020	14,620		16,886			15.00%, 04/01/2017(f)	5,085		4,271
			$69,631			CCO Holdings LLC / CCO Holdings Capital
Investment Companies - 0.01%						Corp
						5.75%, 09/01/2023(f)	5,200		4,947
Grupo Aval Ltd
4.75%, 09/26/2022(f)	1,081		1,015			Clear Channel Worldwide Holdings Inc
						6.50%, 11/15/2022	6,000		6,300
						6.50%, 11/15/2022	4,350		4,524
Iron & Steel - 0.35%						7.63%, 03/15/2020	5,330		5,636
APERAM						Crown Media Holdings Inc
7.38%, 04/01/2016(f)	5,575		5,742			10.50%, 07/15/2019	3,000		3,375
Ferrexpo Finance PLC						CSC Holdings LLC
7.88%, 04/07/2016(f)	3,700		3,566			8.63%, 02/15/2019	2,825		3,341
Gerdau Holdings Inc						DCP LLC/DCP Corp
7.00%, 01/20/2020	500		548			10.75%, 08/15/2015(f)	8,560		8,913
Metalloinvest Finance Ltd						DISH DBS Corp
5.63%, 04/17/2020(f)	550		547			4.25%, 04/01/2018	11,075		11,241
6.50%, 07/21/2016(f)	550		587			5.13%, 05/01/2020	4,725		4,784
Metinvest BV						5.88%, 07/15/2022	4,482		4,589
8.75%, 02/14/2018(f)	3,600		3,249			Expo Event Transco Inc
Optima Specialty Steel						9.00%, 06/15/2021(f)	8,350		8,392
16.00%, 12/30/2016(b),(c)	5,200		5,200			Myriad International Holdings BV
Ryerson Inc / Joseph T Ryerson & Son Inc						6.00%, 07/18/2020(f)	1,500		1,597
9.00%, 10/15/2017	5,820		6,082			RCN Telecom Services LLC / RCN Capital
Samarco Mineracao SA						Corp
4.13%, 11/01/2022(f)	2,365		2,162			8.50%, 08/15/2020(f)	870		879
Severstal OAO Via Steel Capital SA						Sirius XM Radio Inc
5.90%, 10/17/2022(f)	500		487			5.88%, 10/01/2020(f)	6,470		6,696
6.70%, 10/25/2017	323		346
			$28,516

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Media (continued)					Mortgage Backed Securities (continued)
Unitymedia Hessen GmbH & Co KG /					CD 2006-CD2 Mortgage Trust
Unitymedia NRW GmbH					5.39%, 01/15/2046(g)	$12,525		$11,520
5.50%, 01/15/2023(f)	$11,435		$11,292		CD 2006-CD3 Mortgage Trust
Univision Communications Inc					5.69%, 10/15/2048(g)	6,500		6,073
6.88%, 05/15/2019(f)	9,000		9,698		CD 2007-CD4 Commercial Mortgage Trust
			$100,475		5.40%, 12/11/2049	30,420		21,306
					CD 2007-CD5 Mortgage Trust
Metal Fabrication & Hardware - 0.14%					0.17%, 11/15/2044(f),(g)	51,322		104
Shale-Inland Holdings LLC / Shale-Inland					CFCRE Commercial Mortgage Trust 2011-
Finance Corp					C1
8.75%, 11/15/2019(f)	10,920		11,193
					5.23%, 04/15/2044(f),(g)	5,550		6,180
					CFCRE Commercial Mortgage Trust 2011-
Mining - 1.16%					C2
Aleris International Inc					5.56%, 12/15/2047(f),(g)	4,000		3,759
7.88%, 11/01/2020	5,275		5,592		Citigroup Commercial Mortgage Trust 2007-
Barminco Finance Pty Ltd					C6
9.00%, 06/01/2018(f)	4,400		4,158		5.71%, 12/10/2049(g)	26,000		23,954
Century Aluminum Co					Citigroup Commercial Mortgage Trust 2012-
7.50%, 06/01/2021(f)	18,180		17,089		GC8
Corp Nacional del Cobre de Chile					4.88%, 09/10/2045(f),(g)	1,875		1,523
3.00%, 07/17/2022(f)	3,553		3,274		Citigroup Commercial Mortgage Trust 2013-
3.88%, 11/03/2021	3,232		3,217		GC15
4.25%, 07/17/2042(f)	3,805		3,167		5.11%, 09/10/2046(f),(g)	8,000		7,290
4.50%, 08/13/2023(f)	3,368		3,436		COMM 2012-CCRE1 Mortgage Trust
5.63%, 09/21/2035(f)	2,185		2,234		5.37%, 05/15/2045(g)	4,000		4,243
6.15%, 10/24/2036	5,862		6,399		5.37%, 05/15/2045(f),(g)	3,139		3,061
Eldorado Gold Corp					COMM 2013-CCRE6 Mortgage Trust
6.13%, 12/15/2020(f)	6,250		6,219		1.56%, 03/10/2046(g)	89,753		7,150
FMG Resources August 2006 Pty Ltd					4.18%, 03/10/2046(f),(g)	6,400		5,453
8.25%, 11/01/2019(f)	3,500		3,885		COMM 2013-CCRE7 Mortgage Trust
Gold Fields Orogen Holding BVI Ltd					4.36%, 03/10/2046(f),(g)	2,500		2,123
4.88%, 10/07/2020(f)	1,640		1,405		COMM 2013-LC6 Mortgage Trust
4.88%, 10/07/2020	1,400		1,199		4.29%, 01/10/2046(f),(g)	15,205		13,154
Hecla Mining Co					Commercial Mortgage Pass Through
6.88%, 05/01/2021(f)	2,005		1,965		Certificates
IAMGOLD Corp					4.34%, 12/10/2045(f),(g)	3,275		3,094
6.75%, 10/01/2020(f)	355		317		4.37%, 10/10/2046(f),(g)	5,108		3,708
Kazatomprom Natsionalnaya Atomnaya					5.34%, 10/10/2046(f),(g)	4,000		3,629
Kompaniya AO					Commercial Mortgage Trust 2007-GG9
6.25%, 05/20/2015	550		580		5.48%, 03/10/2039	6,240		6,637
KGHM International Ltd					5.51%, 03/10/2039	12,500		10,617
7.75%, 06/15/2019(f)	6,950		7,245		5.53%, 03/10/2039	4,000		1,588
Midwest Vanadium Pty Ltd					Credit Suisse Commercial Mortgage Trust
11.50%, 02/15/2018(f)	9,180		7,711		Series 2006-C1
Mirabela Nickel Ltd					5.39%, 02/15/2039(g)	10,045		10,375
8.75%, 04/15/2018(b),(f)	10,890		3,811		5.39%, 02/15/2039(g)	3,790		3,854
Novelis Inc/GA					5.39%, 02/15/2039(g)	5,200		4,834
8.75%, 12/15/2020	2,032		2,261		Credit Suisse Commercial Mortgage Trust
Thompson Creek Metals Co Inc					Series 2006-C4
12.50%, 05/01/2019	5,000		5,275		5.54%, 09/15/2039(g)	22,489		20,231
Vedanta Resources PLC					Credit Suisse Commercial Mortgage Trust
6.00%, 01/31/2019(f)	2,469		2,383		Series 2007-C1
6.75%, 06/07/2016	1,200		1,251		5.42%, 02/15/2040	15,000		14,151
7.13%, 05/31/2023(f)	1,136		1,085		5.46%, 02/15/2040	13,500		5,128
			$95,158		Credit Suisse Commercial Mortgage Trust
					Series 2007-C5
Mortgage Backed Securities - 9.55%					0.09%, 09/15/2040(f),(g)	354,480		2,481
Banc of America Commercial Mortgage Trust					Credit Suisse First Boston Mortgage
2006-6					Securities Corp
5.48%, 10/10/2045	5,000		4,199		0.79%, 01/15/2037(f),(g)	19,460		88
Banc of America Commercial Mortgage Trust					5.10%, 08/15/2038	1,500		1,566
2007-3					5.23%, 12/15/2040	6,250		6,052
5.56%, 06/10/2049(g)	12,500		11,940
					CSMC Series 2009-RR1
Banc of America Merrill Lynch Commercial					5.38%, 02/15/2040(f)	386		416
Mortgage Inc					DBUBS 2011-LC1 Mortgage Trust
5.29%, 11/10/2042(g)	3,044		3,105		0.25%, 11/10/2046(f),(g)	136,884		2,529
BCAP LLC 2013-RR4 Trust					DBUBS 2011-LC2 Mortgage Trust
4.07%, 02/13/2051(c),(f),(g)	16,935		2,139		1.42%, 07/10/2044(f),(g)	18,532		1,100
6.07%, 02/13/2051(c),(f),(g)	11,334		11,819

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

Mortgage Backed Securities (continued)						Mortgage Backed Securities (continued)
Del Coronado Trust 2013-DEL MZ						JP Morgan Chase Commercial Mortgage
5.17%, 03/15/2018(c),(f),(g)	$3,000		$3,013			Securities Trust 2007-CIBC20
FHLMC Multifamily Structured Pass						6.17%, 02/12/2051(f),(g)	$5,755		$5,696
Through Certificates						JP Morgan Chase Commercial Mortgage
0.75%, 03/25/2020(g)	119,772		4,645			Securities Trust 2010-C1
1.39%, 11/25/2019(g)	59,820		4,083			3.77%, 06/15/2043(f)	5,000		4,131
1.46%, 04/25/2041(g)	86,714		6,601			JP Morgan Chase Commercial Mortgage
1.50%, 08/25/2020(g)	31,760		2,298			Securities Trust 2010-CNTR
1.62%, 08/25/2040(g)	41,070		3,218			2.04%, 08/05/2032(f),(g)	12,434		1,209
1.66%, 06/25/2042(g)	13,000		1,001			JP Morgan Chase Commercial Mortgage
1.70%, 04/25/2045(g)	48,322		3,750			Securities Trust 2011-C3
1.74%, 04/25/2017(g)	102,760		4,791			4.41%, 02/15/2046(f)	6,015		5,086
1.75%, 08/25/2016(g)	31,900		1,093			5.54%, 02/15/2046(f),(g)	4,331		4,215
1.90%, 11/25/2039(g)	28,598		2,312			JP Morgan Chase Commercial Mortgage
2.00%, 09/25/2039(g)	32,000		2,670			Securities Trust 2012-C6
2.09%, 10/25/2025(g)	47,224		4,074			2.97%, 05/15/2045(f)	7,500		5,454
2.21%, 12/25/2039(g)	15,514		2,156			JP Morgan Chase Commercial Mortgage
2.29%, 01/25/2041(g)	15,805		2,084			Securities Trust 2013-LC11
2.53%, 07/25/2039(g)	89,000		8,913			0.99%, 04/15/2046(f),(g)	49,841		3,822
2.58%, 11/25/2041(g)	25,000		4,017			3.96%, 04/15/2046(g)	3,000		2,780
2.58%, 12/25/2043(g)	18,309		2,702			JPMBB Commercial Mortgage Securities
2.79%, 08/25/2039(g)	8,877		1,508			Trust
2.79%, 01/25/2043(g)	8,000		1,316			5.25%, 11/15/2045(f),(g)	3,000		2,681
3.22%, 02/25/2042(g)	21,495		4,123			JPMBB Commercial Mortgage Securities
3.61%, 06/25/2041(g)	4,400		939			Trust 2013-C12
4.60%, 11/25/2044	1,800		468			4.09%, 07/15/2045(g)	6,826		5,696
GE Capital Commercial Mortgage Corp						LB Commercial Mortgage Trust 2007-C3
4.87%, 06/10/2048(g)	3,742		3,697			5.88%, 07/15/2044(g)	12,738		11,500
GE Capital Commercial Mortgage Corp					LB	-UBS Commercial Mortgage Trust 2003-
Series 2007-C1 Trust						C8
5.61%, 12/10/2049(g)	12,000		12,190			0.40%, 09/15/2037(f),(g)	2,591		—
GS Mortgage Securities Corp II					LB	-UBS Commercial Mortgage Trust 2004-
4.86%, 11/10/2045(f),(g)	8,500		6,897			C1
GS Mortgage Securities Trust 2006-GG6						5.00%, 01/15/2036	1,000		1,016
5.66%, 04/10/2038(g)	15,004		14,254		LB	-UBS Commercial Mortgage Trust 2005-
JP Morgan Chase Commercial Mortgage						C3
Securities Trust 2005-CIBC12						4.95%, 07/15/2040(g)	5,000		4,935
4.99%, 09/12/2037	200		209		LB	-UBS Commercial Mortgage Trust 2006-
JP Morgan Chase Commercial Mortgage						C6
Securities Trust 2005-LDP1						5.47%, 09/15/2039(g)	8,500		8,469
5.24%, 03/15/2046(f),(g)	11,300		10,671			5.50%, 09/15/2039(g)	7,300		6,847
JP Morgan Chase Commercial Mortgage					LB	-UBS Commercial Mortgage Trust 2006-
Securities Trust 2005-LDP4						C7
5.13%, 10/15/2042	7,800		6,379			5.41%, 11/15/2038	28,278		22,749
JP Morgan Chase Commercial Mortgage					LB	-UBS Commercial Mortgage Trust 2007-
Securities Trust 2006-CIBC14						C1
5.49%, 12/12/2044(g)	2,500		2,399			5.48%, 02/15/2040	10,000		10,214
JP Morgan Chase Commercial Mortgage					LB	-UBS Commercial Mortgage Trust 2007-
Securities Trust 2006-CIBC16						C6
5.62%, 05/12/2045	5,000		4,852			6.17%, 07/15/2040(g)	10,000		9,985
JP Morgan Chase Commercial Mortgage						6.17%, 07/15/2040(g)	8,841		7,957
Securities Trust 2006-CIBC17					LB	-UBS Commercial Mortgage Trust 2007-
5.46%, 12/12/2043	4,000		4,129			C7
5.49%, 12/12/2043	15,935		9,412			6.25%, 09/15/2045(g)	10,500		10,520
JP Morgan Chase Commercial Mortgage						Merrill Lynch Mortgage Trust 2005-CKI1
Securities Trust 2006-LDP6						5.28%, 11/12/2037(g)	3,000		2,919
5.50%, 04/15/2043(g)	5,599		4,881			Merrill Lynch Mortgage Trust 2005-LC1
JP Morgan Chase Commercial Mortgage						5.37%, 01/12/2044(g)	2,300		2,481
Securities Trust 2006-LDP7						Merrill Lynch Mortgage Trust 2006-C1
5.86%, 04/15/2045(g)	10,000		10,065			5.68%, 05/12/2039(g)	15,000		12,000
5.86%, 04/15/2045(g)	9,500		8,388			Merrill Lynch Mortgage Trust 2006-C2
JP Morgan Chase Commercial Mortgage						5.78%, 08/12/2043	2,500		2,715
Securities Trust 2006-LDP8						5.80%, 08/12/2043(g)	15,000		14,817
5.52%, 05/15/2045(g)	8,628		8,598			5.85%, 08/12/2043(g)	5,000		3,103
JP Morgan Chase Commercial Mortgage					ML	-CFC Commercial Mortgage Trust 2006-
Securities Trust 2006-LDP9						3
5.34%, 05/15/2047	1,000		1,016			5.48%, 07/12/2046(g)	2,000		1,965
						5.52%, 07/12/2046(g)	9,500		8,122
						5.55%, 07/12/2046(g)	2,500		1,776

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

			Principal					Principal
	BONDS (continued)		Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

	Mortgage Backed Securities (continued)						Mortgage Backed Securities (continued)
ML	-CFC Commercial Mortgage Trust 2007-						Wachovia Commercial Mortgage Securities
	5						Inc Commercial Mortgage Pass Through
	5.42%, 08/12/2048		$345		$364		Certificates Series 2003 C5
ML	-CFC Commercial Mortgage Trust 2007-						1.66%, 06/15/2035(f),(g)		$1,009		$32
	6						Wells Fargo Commercial Mortgage Trust
	5.53%, 03/12/2051		13,850		14,295		0.58%, 11/15/2043(f),(g)		13,678		497
ML	-CFC Commercial Mortgage Trust 2007-										$782,360
	9
	0.41%, 09/12/2049(g)		18,367		131		Municipals - 0.02%
	Morgan Stanley Bank of America Merrill						Bogota Distrito Capital
	Lynch Trust 2012-C6						9.75%, 07/26/2028	COP	1,900,000		1,273
	4.50%, 11/15/2045(f)		1,961		1,458
	Morgan Stanley Bank of America Merrill						Office & Business Equipment - 0.13%
	Lynch Trust 2013-C10						CDW LLC / CDW Finance Corp
	4.08%, 07/15/2046(f),(g)		8,359		7,048		8.00%, 12/15/2018(g)		$8,412		9,211
	Morgan Stanley Bank of America Merrill						8.50%, 04/01/2019		1,512		1,675
	Lynch Trust 2013-C8										$10,886
	1.51%, 12/15/2048(g)		68,302		5,070
	4.17%, 12/15/2048(f),(g)		7,900		6,791		Oil & Gas - 3.64%
	Morgan Stanley Bank of America Merrill						Atlas Energy Holdings Operating Co LLC /
	Lynch Trust 2013-C9						Atlas Resource Finance Corp
	4.16%, 05/15/2046(f),(g)		6,500		5,532		7.75%, 01/15/2021(f)		5,600		5,292
							9.25%, 08/15/2021(f)		2,750		2,832
	Morgan Stanley Capital I Trust 2003-IQ6
	5.40%, 12/15/2041(f),(g)		1,750		1,754		Bill Barrett Corp
	Morgan Stanley Capital I Trust 2006-HQ10						7.00%, 10/15/2022		14,700		14,773
	5.39%, 11/12/2041(g)		16,450		16,594		BreitBurn Energy Partners LP / BreitBurn
	Morgan Stanley Capital I Trust 2007-HQ12						Finance Corp
	5.58%, 04/12/2049(g)		459		467		7.88%, 04/15/2022		21,931		22,151
	Morgan Stanley Capital I Trust 2007-HQ13						8.63%, 10/15/2020		1,510		1,604
	5.93%, 12/15/2044		13,975		13,598		Carrizo Oil & Gas Inc
	Morgan Stanley Capital I Trust 2011-C3						7.50%, 09/15/2020		1,975		2,153
	1.29%, 07/15/2049(f),(g)		42,173		2,082		Chesapeake Energy Corp
	MSBAM Commercial Mortgage Securities						5.75%, 03/15/2023		3,125		3,313
	Trust 2012-CKSV						Concho Resources Inc
	3.28%, 10/15/2022(f)		5,000		4,700		5.50%, 04/01/2023		5,800		6,018
	RBSCF Trust 2009-RR1						Diamondback Energy Inc
	5.76%, 09/17/2039(f),(g)		150		152		7.63%, 10/01/2021(f)		7,200		7,524
	UBS Commercial Mortgage Trust 2012-C1						Drill Rigs Holdings Inc
	0.34%, 05/10/2045(f),(g)		143,076		3,701		6.50%, 10/01/2017(f)		3,400		3,579
	UBS-Barclays Commercial Mortgage Trust						Endeavor Energy Resources LP / EER
	2012	-C2					Finance Inc
	1.80%, 05/10/2063(f),(g)		34,204		3,182		7.00%, 08/15/2021(f)		13,000		13,000
	UBS-Barclays Commercial Mortgage Trust						EP Energy LLC / EP Energy Finance Inc
	2012	-C3					9.38%, 05/01/2020		2,225		2,570
	4.96%, 08/10/2049(f),(g)		6,109		4,794		Gazprom OAO Via Gaz Capital SA
							4.95%, 02/06/2028(f)		3,217		2,911
	UBS-Barclays Commercial Mortgage Trust
	2012	-C4					9.25%, 04/23/2019		4,110		5,127
	4.50%, 12/10/2045(f),(g)		2,900		2,558		GeoPark Latin America Ltd Agencia en
	4.50%, 12/10/2045(f),(g)		2,500		1,966		Chile
							7.50%, 02/11/2020(f)		1,600		1,628
	UBS-Barclays Commercial Mortgage Trust
	2013	-C5					IronGate Energy Services LLC
	4.10%, 03/10/2046(f),(g)		4,000		3,338		11.00%, 07/01/2018(f)		2,000		1,970
	UBS-Barclays Commercial Mortgage Trust						KazMunayGas National Co JSC
							4.40%, 04/30/2023(f)		5,030		4,772
	2013-C6 4.35%, 04/10/2046(f),(g)		5,500		4,665		5.75%, 04/30/2043(f)		2,841		2,578
	Wachovia Bank Commercial Mortgage Trust						6.38%, 04/09/2021		3,454		3,830
							6.38%, 04/09/2021(f)		3,053		3,385
	Series 2006-C26
	6.00%, 06/15/2045(g)		5,000		5,012		7.00%, 05/05/2020		9,449		10,807
							7.00%, 05/05/2020(f)		2,110		2,413
	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C29						Kodiak Oil & Gas Corp
	5.37%, 11/15/2048		34,341		32,365		8.13%, 12/01/2019		3,858		4,282
	Wachovia Bank Commercial Mortgage Trust						Legacy Reserves LP / Legacy Reserves
	Series 2007-C30						Finance Corp
	5.41%, 12/15/2043(g)		12,500		12,124		6.63%, 12/01/2021(f)		5,941		5,689
	5.46%, 12/15/2043(g)		6,778		6,515		8.00%, 12/01/2020(f)		6,750		6,919
	5.48%, 12/15/2043		5,500		4,730		Memorial Production Partners LP / Memorial
							Production Finance Corp
							7.63%, 05/01/2021(f)		13,070		13,266
							7.63%, 05/01/2021		1,637		1,662

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)		Value	(000	's)

Oil & Gas (continued)						Packaging & Containers - 0.13%
Midstates Petroleum Co Inc / Midstates						Kleopatra Holdings 1 SCA
Petroleum Co LLC						10.25%, PIK 11.00%, 08/15/2017(f),(h)	EUR	5,000		$7,434
10.75%, 10/01/2020(f)	$4,050		$4,374			Pretium Packaging LLC / Pretium Finance
Milagro Oil & Gas Inc						Inc
10.50%, 05/15/2016	5,765		4,324			11.50%, 04/01/2016		$3,350		3,618
Northern Oil and Gas Inc										$11,052
8.00%, 06/01/2020	5,592		5,788
Oasis Petroleum Inc						Pharmaceuticals - 0.37%
6.88%, 03/15/2022(f)	5,725		6,183			CFR International SpA
						5.13%, 12/06/2022(f)		907		860
Odebrecht Drilling Norbe VIII/IX Ltd
6.35%, 06/30/2021	463		487			Hypermarcas SA
						6.50%, 04/20/2021(f)		750		785
Pacific Drilling SA
5.38%, 06/01/2020(f)	3,250		3,274			Pinnacle Merger Sub Inc
						9.50%, 10/01/2023(f)		4,650		4,906
Pacific Rubiales Energy Corp
5.13%, 03/28/2023(f)	3,141		3,008			Valeant Pharmaceuticals International
						6.38%, 10/15/2020(f)		6,000		6,405
Pertamina Persero PT						6.75%, 08/15/2018(f)		12,250		13,414
4.30%, 05/20/2023(f)	5,503		5,021
						7.50%, 07/15/2021(f)		3,800		4,218
5.25%, 05/23/2021	1,000		997
6.50%, 05/27/2041	320		301							$30,588
Petrobras International Finance Co						Pipelines - 1.09%
6.88%, 01/20/2040	200		200			Atlas Pipeline Partners LP / Atlas Pipeline
Petroleos de Venezuela SA						Finance Corp
5.00%, 10/28/2015	8,368		7,259			4.75%, 11/15/2021(f)		4,275		4,019
5.25%, 04/12/2017	37,141		29,806			5.88%, 08/01/2023(f)		5,350		5,256
8.50%, 11/02/2017	20,962		18,813			6.63%, 10/01/2020		7,475		7,849
Petroleos Mexicanos						Crestwood Midstream Partners LP /
6.50%, 06/02/2041	700		745			Crestwood Midstream Finance Corp
Precision Drilling Corp						7.75%, 04/01/2019		15,855		17,084
6.50%, 12/15/2021	2,400		2,556			DCP Midstream LLC
QR Energy LP / QRE Finance Corp						5.85%, 05/21/2043(f),(g)		2,700		2,525
9.25%, 08/01/2020	1,525		1,597			Eagle Rock Energy Partners LP / Eagle Rock
Resolute Energy Corp						Energy Finance Corp
8.50%, 05/01/2020	2,000		2,100			8.38%, 06/01/2019		21,391		21,979
Sanchez Energy Corp						Gibson Energy Inc
7.75%, 06/15/2021(f)	3,150		3,213			6.75%, 07/15/2021(f)		12,425		13,139
SandRidge Energy Inc						Penn Virginia Resource Partners LP / Penn
7.50%, 03/15/2021	7,700		8,162			Virginia Resource Finance Corp
8.13%, 10/15/2022	10,000		10,650			8.25%, 04/15/2018		4,242		4,507
Seven Generations Energy Ltd						Penn Virginia Resource Partners LP / Penn
8.25%, 05/15/2020(f)	3,500		3,745			Virginia Resource Finance Corp II
Sidewinder Drilling Inc						8.38%, 06/01/2020		11,790		13,087
9.75%, 11/15/2019(f)	1,280		1,242
										$89,445
Sinopec Capital 2013 Ltd
3.13%, 04/24/2023(f)	2,639		2,434			Real Estate - 0.42%
Sinopec Group Overseas Development 2012						BR Malls International Finance Ltd
Ltd						8.50%, 01/29/2049(f)		750		750
4.88%, 05/17/2042(f)	1,053		1,023			8.50%, 01/29/2049		300		301
SM Energy Co						Country Garden Holdings Co Ltd
5.00%, 01/15/2024(f)	5,900		5,767			7.25%, 04/04/2021(f)		1,274		1,273
State Oil Co of the Azerbaijan Republic						11.25%, 04/22/2017		500		541
5.45%, 02/09/2017	2,161		2,309			11.13%, 02/23/2018		1,500		1,674
Summit Midstream Holdings LLC / Summit						Emaar Sukuk Ltd
Midstream Finance Corp						6.40%, 07/18/2019		4,150		4,539
7.50%, 07/01/2021(f)	2,000		2,105			General Shopping Finance Ltd
Zhaikmunai LLP						10.00%, 11/29/2049(f)		374		341
7.13%, 11/13/2019(f)	4,250		4,526			Kaisa Group Holdings Ltd
			$298,057			8.88%, 03/19/2018(f)		3,100		3,162
						Kennedy-Wilson Inc
Oil & Gas Services - 0.43%						8.75%, 04/01/2019		18,190		20,009
EDC Finance Ltd						Longfor Properties Co Ltd
4.88%, 04/17/2020(f)	1,549		1,537			6.75%, 01/29/2023		1,227		1,147
Exterran Holdings Inc						6.88%, 10/18/2019		600		606
7.25%, 12/01/2018	16,075		16,999							$34,343
Exterran Partners LP / EXLP Finance Corp
6.00%, 04/01/2021(f)	1,975		1,965		REITS	- 0.06%
Petroleum Geo-Services ASA						EPR Properties
7.38%, 12/15/2018(f)	2,825		3,023			5.75%, 08/15/2022		4,830		5,013
SESI LLC
7.13%, 12/15/2021	10,818		11,968
			$35,492

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)		Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Retail - 1.67%						Sovereign - 6.09%
AmeriGas Finance LLC/AmeriGas Finance						Banco Nacional de Desenvolvimento
Corp						Economico e Social
7.00%, 05/20/2022		$21,835		$23,582		5.50%, 07/12/2020		$1,080		$1,134
AmeriGas Partners LP/AmeriGas Finance						6.50%, 06/10/2019		435		480
Corp						Brazil Notas do Tesouro Nacional Serie F
6.25%, 08/20/2019		1,000		1,070		10.00%, 01/01/2023	BRL	75,520		30,770
Burlington Coat Factory Warehouse Corp						Brazilian Government International Bond
10.00%, 02/15/2019		10,511		11,772		2.63%, 01/05/2023		$6,575		5,868
Cash America International Inc						4.25%, 01/07/2025(e)		1,406		1,374
5.75%, 05/15/2018(f)		3,175		3,032		7.13%, 01/20/2037		12,190		14,628
Checkers & Rally's Restaurants Inc						8.25%, 01/20/2034		5,815		7,763
11.63%, PIK 12.38%, 11/01/2016(f),(h)		800		808		Colombia Government International Bond
Checkers Drive-In Restaurants Inc						7.38%, 09/18/2037		6,334		8,171
11.00%, 12/01/2017(f)		3,275		3,602		8.13%, 05/21/2024		2,392		3,169
Chinos Intermediate Holdings A Inc						11.75%, 02/25/2020		4,493		6,582
7.75%, PIK 8.50%, 05/01/2019(e),(f),(h)		5,525		5,560		10.38%, 01/28/2033		2,625		4,043
Claire's Stores Inc						Croatia Government International Bond
8.88%, 03/15/2019		1,370		1,490		5.50%, 04/04/2023		4,694		4,659
9.00%, 03/15/2019(f)		17,230		19,255		Dominican Republic International Bond
GRD Holdings III Corp						5.88%, 04/18/2024(f)		8,749		8,596
10.75%, 06/01/2019(f)		17,050		18,499		7.50%, 05/06/2021		10,877		12,035
Hillman Group Inc/The						El Salvador Government International Bond
10.88%, 06/01/2018		13,070		14,181		7.38%, 12/01/2019		500		563
L Brands Inc						8.25%, 04/10/2032		1,231		1,403
5.63%, 10/15/2023		3,000		3,067		Export Credit Bank of Turkey
Landry's Inc						5.38%, 11/04/2016(f)		250		261
9.38%, 05/01/2020(f)		8,800		9,526		Hungary Government International Bond
Neiman Marcus Group Inc/The						6.00%, 01/11/2019	EUR	3,738		5,482
8.00%, 10/15/2021(f)		5,525		5,656		Indonesia Government International Bond
New Look Bondco I PLC						3.38%, 04/15/2023(f)		$6,006		5,405
8.38%, 05/14/2018(f)		1,725		1,794		4.88%, 05/05/2021		4,218		4,376
Rite Aid Corp						5.25%, 01/17/2042(f)		2,000		1,850
6.75%, 06/15/2021		13,390		14,160		5.25%, 01/17/2042		2,766		2,559
				$137,054		5.88%, 03/13/2020(f)		2,000		2,190
						6.63%, 02/17/2037		655		714
Semiconductors - 0.05%						6.63%, 02/17/2037(f)		505		551
STATS ChipPAC Ltd						7.75%, 01/17/2038		12,320		15,015
4.50%, 03/20/2018(f)		3,919		3,914
						8.50%, 10/12/2035		10,665		13,811
5.38%, 03/31/2016		113		117		11.63%, 03/04/2019		3,490		4,773
				$4,031		11.63%, 03/04/2019(f)		850		1,162
Software - 1.64%						Indonesia Treasury Bond
Activision Blizzard Inc						7.00%, 05/15/2022	IDR	10,060,000		863
5.63%, 09/15/2021(f)		10,950		11,333		7.88%, 04/15/2019		30,020,000		2,756
6.13%, 09/15/2023(f)		2,800		2,926		8.38%, 03/15/2024		80,975,000		7,612
Aspect Software Inc						9.00%, 03/15/2029		23,100,000		2,232
10.63%, 05/15/2017		13,326		13,626		Ivory Coast Government International Bond
Audatex North America Inc						7.10%, 12/31/2032		$3,094		2,785
6.00%, 06/15/2021(f)		19,900		20,547		Mexican Bonos
6.13%, 11/01/2023(e),(f)		4,000		4,060		8.00%, 12/07/2023(g)	MXN	149,205		13,062
Eagle Midco Inc						10.00%, 12/05/2024(g)		129,767		13,102
9.00%, PIK 9.75%, 06/15/2018(f),(h)		7,500		7,687		Mexico Government International Bond
Emdeon Inc						4.00%, 10/02/2023		$5,616		5,703
11.00%, 12/31/2019		5,500		6,325		4.75%, 03/08/2044		2,854		2,676
Epicor Software Corp						5.75%, 10/12/2110		1,426		1,380
8.63%, 05/01/2019		7,075		7,676		5.95%, 03/19/2019		2,214		2,577
First Data Corp						6.05%, 01/11/2040		6,652		7,533
6.75%, 11/01/2020(f)		14,495		15,347		6.75%, 09/27/2034		4,387		5,374
8.75%, PIK 10.00%, 01/15/2022(f),(h)		16,600		17,721		Morocco Government International Bond
Healthcare Technology Intermediate Inc						4.25%, 12/11/2022(f)		3,354		3,153
7.38%, PIK 8.13%, 09/01/2018(f),(h)		7,500		7,753		Nigeria Government International Bond
Infor US Inc						6.38%, 07/12/2023(f)		1,940		2,052
10.00%, 04/01/2019	EUR	6,675		10,105		Panama Government International Bond
Nuance Communications Inc						8.13%, 04/28/2034		9,109		11,840
5.38%, 08/15/2020(f)		$5,332		5,292		9.38%, 04/01/2029		7,095		10,252
Southern Graphics Inc						Peruvian Government International Bond
8.38%, 10/15/2020(f)		3,500		3,623		5.63%, 11/18/2050		5,220		5,486
				$134,021		Republic of Iraq
						5.80%, 01/15/2028		12,698		11,047

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)		Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Sovereign (continued)						Telecommunications (continued)
Russian Foreign Bond - Eurobond						Indosat Palapa Co BV
4.88%, 09/16/2023(f)		$3,000		$3,147		7.38%, 07/29/2020		$2,875		$3,094
7.50%, 03/31/2030(g)		8,748		10,410		Intelsat Jackson Holdings SA
12.75%, 06/24/2028		2,400		4,182		5.50%, 08/01/2023(f)		7,350		7,093
South Africa Government Bond						Level 3 Financing Inc
8.00%, 12/21/2018	ZAR	130,300		13,642		7.00%, 06/01/2020		2,275		2,423
13.50%, 09/15/2015		36,980		4,172		Millicom International Cellular SA
South Africa Government International						6.63%, 10/15/2021(f)		1,648		1,693
Bond						MTS International Funding Ltd
4.67%, 01/17/2024		$10,214		10,086		5.00%, 05/30/2023(f)		4,000		3,840
5.50%, 03/09/2020		5,991		6,500		SBA Telecommunications Inc
5.88%, 09/16/2025		5,948		6,343		5.75%, 07/15/2020		7,760		8,070
Turkey Government Bond						Sprint Corp
6.30%, 02/14/2018(g)	TRY	9,490		4,462		7.25%, 09/15/2021(f)		9,800		10,560
6.50%, 01/07/2015(g)		4,984		2,467		TBG Global Pte Ltd
7.10%, 03/08/2023(g)		4,810		2,180		4.63%, 04/03/2018(f)		2,543		2,473
8.30%, 06/20/2018(g)		8,860		4,452		tw telecom holdings inc
Turkey Government International Bond						6.38%, 09/01/2023(f)		3,875		4,030
3.25%, 03/23/2023		$7,258		6,378		UPCB Finance V Ltd
5.13%, 03/25/2022		4,448		4,555		7.25%, 11/15/2021(f)		3,500		3,841
5.63%, 03/30/2021		8,425		8,994		UPCB Finance VI Ltd
6.25%, 09/26/2022		7,339		8,091		6.88%, 01/15/2022(f)		1,100		1,185
6.88%, 03/17/2036		8,490		9,381		ViaSat Inc
7.00%, 03/11/2019		4,004		4,570		6.88%, 06/15/2020		5,400		5,643
7.00%, 06/05/2020		1,683		1,944		Vimpel Communications Via VIP Finance
7.25%, 03/05/2038		1,754		2,017		Ireland Ltd OJSC
7.38%, 02/05/2025		4,026		4,710		7.75%, 02/02/2021		500		548
7.50%, 11/07/2019		4,006		4,717		9.13%, 04/30/2018(f)		1,500		1,751
8.00%, 02/14/2034		10,893		13,470		VimpelCom Holdings BV
Ukraine Government International Bond						5.20%, 02/13/2019(f)		1,640		1,640
6.25%, 06/17/2016		1,740		1,557		Virgin Media Secured Finance PLC
6.58%, 11/21/2016		309		277		6.00%, 04/15/2021(f)	GBP	2,900		4,801
6.88%, 09/23/2015(f)		6,632		6,068		Wind Acquisition Holdings Finance SA
7.50%, 04/17/2023(f)		2,632		2,283		12.25%, PIK 12.25%, 07/15/2017(f),(h)		$549		559
7.80%, 11/28/2022(f)		12,248		10,656						$99,220
9.25%, 07/24/2017		10,516		10,056
Venezuela Government International Bond						Textiles - 0.09%
5.75%, 02/26/2016		990		881		Empire Today LLC / Empire Today Finance
6.00%, 12/09/2020		4,556		3,326		Corp
						11.38%, 02/01/2017(f)		7,650		7,038
7.00%, 12/01/2018		1,482		1,234
8.25%, 10/13/2024		1,650		1,258
9.25%, 05/07/2028		21,950		17,450		Transportation - 0.71%
13.63%, 08/15/2018		1,906		2,025		BNSF Funding Trust I
12.75%, 08/23/2022		13,470		13,571		6.61%, 12/15/2055(g)		4,610		5,065
11.95%, 08/05/2031		6,913		6,394		CEVA Group PLC
				$498,778		8.38%, 12/01/2017(f)		9,600		9,936
						11.63%, 10/01/2016(f)		6,710		7,046
Telecommunications - 1.21%						CHC Helicopter SA
Altice Finco SA
9.00%, 06/15/2023(f)	EUR	3,250		4,788		9.38%, 06/01/2021		2,100		2,126
						Far East Capital Ltd SA
Avaya Inc						8.00%, 05/02/2018(f)		4,100		3,711
7.00%, 04/01/2019(f)		$1,860		1,776
						8.75%, 05/02/2020(f)		943		851
Bharti Airtel International Netherlands BV
5.13%, 03/11/2023(f)		4,378		4,104		Geo Debt Finance SCA
						7.50%, 08/01/2018(f)	EUR	3,000		4,338
CenturyLink Inc						Marquette Transportation Co LLC /
5.80%, 03/15/2022		4,000		3,960
Clearwire Communications LLC/Clearwire						Marquette Transportation Finance Corp
Finance Inc						10.88%, 01/15/2017		$9,715		10,334

12.00%, 12/01/2015(f)		3,125		3,241		Quality Distribution LLC/QD Capital Corp
Colombia Telecomunicaciones SA ESP						9.88%, 11/01/2018		10,342		11,402
5.38%, 09/27/2022(f)		600		563		Russian Railways via RZD Capital PLC
CommScope Inc						5.74%, 04/03/2017		845		909
8.25%, 01/15/2019 (f)		10,475		11,496		Transnet SOC Ltd
						4.00%, 07/26/2022(f)		3,049		2,729
Digicel Group Ltd
8.25%, 09/30/2020(f)		1,700		1,794						$58,447
10.50%, 04/15/2018		1,400		1,512		TOTAL BONDS				$4,083,422
Frontier Communications Corp
7.13%, 01/15/2023		1,000		1,037
Hughes Satellite Systems Corp
7.63%, 06/15/2021		1,557		1,705

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

		Principal			SENIOR FLOATING RATE INTERESTS	Principal
CONVERTIBLE BONDS - 0.00%	Amount (000's)		Value(000	's)	(continued)	Amount (000's)	Value	(000	's)
Agriculture - 0.00%					Commercial Services - 0.76%
Vector Group Ltd					Catalent Pharma Solutions Inc, Term Loan
3.88%, 06/15/2026(g)		$63	$70		6.50%, 12/31/2017(g)	$1,700		$1,719
					Ceridian Corp, Term Loan B
TOTAL CONVERTIBLE BONDS			$70		4.42%, 05/09/2017(g)	5,288		5,314
CREDIT LINKED STRUCTURED		Principal			CHG Buyer Corp, Term Loan
NOTES- 0.26%	Amount (000's)		Value(000	's)	9.00%, 11/13/2020(g)	7,400		7,499
					Envision Acquisition Co LLC, Term Loan
Sovereign - 0.26%					0.00%, 09/23/2021(g),(i)	1,925		1,927
Colombian Tes - Barclays					0.00%, 09/23/2021(g),(i)	6,000		6,000
7.00%, 04/07/2022	COP 10,430,000		5,605		Envision Healthcare Corp, Term Loan B
Republic of Iraq - Merrill Lynch					5.40%, 05/25/2018(g)	19,944		20,019
2.51%, 01/07/2028(b),(c),(g)	JPY	654,809	4,049
					Laureate Education Inc, Term Loan B
Titulos De Tesoreria B - Citigroup Inc					5.00%, 06/16/2018(g)	4,399		4,421
11.00%, 07/27/2020(f)	COP 12,000,000		7,747
(f)					Learning Care Group Inc, Term Loan B
11.00%, 07/27/2020		2,500,000	1,614		6.00%, 05/08/2019(g)	1,247		1,250
11.00%, 07/27/2020(f)		3,000,000	1,937
					Merrill Communications LLC, Term Loan
			$20,952		7.25%, 03/08/2018(g)	1,395		1,407
TOTAL CREDIT LINKED STRUCTURED NOTES			$20,952		NANA Development Corp, Term Loan B
SENIOR FLOATING RATE INTERESTS		Principal			8.00%, 03/13/2018(g)	1,350		1,363
- 9.04%	Amount (000's)		Value(000	's)	Sutherland Global Services Inc, Term Loan
					7.25%, 03/06/2019(g)	1,343		1,340
Advertising - 0.12%					7.25%, 03/06/2019(g)	607		605
Van Wagner Communications LLC, Term
Loan B					Washington Inventory Service, Term Loan
					10.25%, 06/18/2019(g)	6,800		6,919
6.25%, 08/03/2019(g)		$9,993	$10,138
					Wyle Services Corp, Term Loan B
					5.00%, 03/26/2017(g)	2,192		2,179
Agriculture - 0.08%								$61,962
Arysta Lifescience SPC LLC, Term Loan
8.25%, 11/20/2020(g)		6,575	6,602		Computers - 0.45%
					Expert Global Solutions Inc, Term Loan B
					8.50%, 04/02/2018(g)	12,407		12,578
Airlines - 0.03%					8.50%, 04/02/2018(g)	6,482		6,571
Global Aviation Holdings Inc, PIK Term					Peak 10 Inc, Term Loan B
Loan EXIT					7.25%, 10/22/2018(g)	17,617		17,661
3.00%, PIK 3.00%, 02/13/2018(b),(g),(h)		1,575	79		SRA International Inc, Term Loan B
Global Aviation Holdings Inc, Term Loan					6.50%, 07/20/2018(g)	410		402
EXIT								$37,212
0.00%, 07/13/2017(a),(b),(g)		4,879	2,439
			$2,518		Distribution & Wholesale - 0.22%
					American Builders & Contractors Supply Co
Building Materials - 0.19%					Inc, Term Loan B
Air Distribution Technologies Inc, Term					3.50%, 04/05/2020(g)	16,100		16,110
Loan					Performance Food Group Inc, Term Loan
5.00%, 11/09/2018(g)		826	826		6.25%, 11/07/2019(g)	1,746		1,740
9.25%, 05/01/2020(g)		5,799	5,879		VWR Funding Inc, Term Loan B1
CPG International Inc, Term Loan B					4.18%, 04/03/2017(g)	577		579
4.75%, 09/30/2020(g)		4,830	4,836
								$18,429
Panolam Industries International Inc, Term
Loan					Diversified Financial Services - 0.26%
7.25%, 08/22/2017(b),(g)		4,060	3,908		Connolly LLC, Term Loan
			$15,449		10.50%, 07/25/2019(g)	2,290		2,313
					KCG Holdings Inc, Term Loan
Chemicals - 0.06%					5.75%, 11/30/2017(g)	783		786
Univar Inc, Term Loan B					5.75%, 11/30/2017(g)	4,555		4,572
5.00%, 06/30/2017(g)		5,204	5,116		National Financial Partners Corp, Term Loan
					B
					5.25%, 06/19/2020(g)	4,739		4,757
Closed End Funds - 0.21%
Associated Partners Inc, Delay-Draw Term					Nuveen Investments Inc, Term Loan
					6.50%, 02/28/2019(g)	6,500		6,370
Loan
6.67%, 12/24/2015(b),(c),(g)		17,000	17,000		Nuveen Investments Inc, Term Loan B
					4.17%, 05/13/2017(g)	1,000		994
					Ocwen Loan Servicing LLC, Term Loan
Coal- 0.08%					5.00%, 02/15/2018(g)	1,692		1,712
Bowie Resource Holdings LLC, Term Loan								$21,504
11.75%, 02/09/2021(g)		3,825	3,749
Bowie Resource Holdings LLC, Term Loan					Electric - 0.13%
B					Astoria Generating Co Acquisitions LLC,
6.75%, 08/07/2020(g)		2,450	2,462		Term Loan
			$6,211		8.50%, 10/26/2017(g)	6,419		6,579

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

	SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
	(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

	Electric (continued)			Healthcare - Services (continued)
	Equipower Resources Holdings LLC, Term			One Call Medical Inc, Term Loan B
	Loan B			5.50%, 08/22/2019(g)	$11,633	$11,662
	4.25%, 12/29/2018(g)	$4,161	$4,180	RegionalCare Hospital Partners Inc, Term
			$10,759	Loan B
				7.00%, 11/04/2018(g)	4,069	4,069
	Electronics - 0.04%			Sheridan Holdings Inc, Term Loan
	Excelitas Technologies Corp, Term Loan			9.00%, 06/29/2019(g)	3,700	3,709
	0.00%, 10/23/2020(g),(i)	3,425	3,425
				9.00%, 06/29/2019(g)	1,950	1,955
				Steward Health Care System LLC, Term
	Entertainment - 0.36%			Loan
	Graton Economic Development Authority,			6.75%, 04/10/2020(g)	4,065	4,065
	Term Loan B			Surgery Center Holdings Inc, Term Loan
	9.00%, 08/14/2018(g)	2,000	2,100	9.75%, 04/10/2020(g)	5,825	5,796
	Intrawest ULC, Term Loan			US Renal Care Inc, Term Loan
	7.00%, 12/03/2017(g)	14,689	14,849	5.25%, 07/03/2019(g)	2,400	2,430
	Lions Gate Entertainment Corp, Term Loan			US Renal Care Inc, Term Loan B1
	5.00%, 07/17/2020(g)	9,800	9,788	8.50%, 01/03/2020(g)	4,900	4,967
	WMG Acquisition Corp, Term Loan B			8.50%, 01/03/2020(g)	1,060	1,075
	3.75%, 07/07/2020(g)	2,610	2,611			$93,979

			$29,348	Insurance - 0.16%
	Environmental Control - 0.03%			AmWins Group LLC, Term Loan
	EnergySolutions LLC, Term Loan B			5.00%, 02/20/2020(g)	4,184	4,193
	6.75%, 08/15/2016(g)	2,087	2,102	HUB International Ltd, Term Loan B
				4.75%, 09/17/2020(g)	5,800	5,845
				Lonestar Intermediate Super Holdings LLC,
Food	- 0.54%			Term Loan
	AdvancePierre Foods Inc, Term Loan			11.00%, 08/16/2019(g)	3,000	3,107
	9.50%, 10/02/2017(g)	22,500	22,748
	CTI Foods Holding Co LLC, Term Loan					$13,145
	8.25%, 06/14/2019(g)	3,920	3,900	Internet - 0.59%
	Hostess Brands Inc, Term Loan B			Blue Coat Systems Inc, Term Loan
	6.75%, 03/12/2020(g)	600	615	9.50%, 06/26/2020(g)	3,000	3,023
	6.75%, 03/12/2020(g)	2,550	2,616	Blue Coat Systems Inc, Term Loan B
	Milk Specialties Co, Term Loan B			4.50%, 02/15/2018(g)	3,960	3,970
	7.00%, 11/07/2018(g)	14,888	14,906	Digital Insight Corp, Term Loan
			$44,785	5.50%, 08/01/2019(g)	4,700	4,698
				9.50%, 08/01/2020(g)	2,510	2,518
	Forest Products & Paper - 0.01%			EIG Investors Corp, Term Loan
	Ranpak Corp, Term Loan			10.25%, 05/08/2020(g)	7,950	8,069
	8.50%, 04/20/2017(g)	1,225	1,253
				EIG Investors Corp, Term Loan B
				6.25%, 05/08/2020(g)	5,211	5,226
	Healthcare - Products - 0.24%			Ion Trading Technologies Sarl, Term Loan
	Biomet Inc, Term Loan B2			B
	1.65%, 07/25/2017(g)	14,564	14,658	8.25%, 05/21/2021(g)	1,000	1,004
	Merge Healthcare Inc, Term Loan			8.25%, 05/21/2021(g)	5,125	5,146
	6.00%, 04/19/2019(g)	2,338	2,221	LANDesk Software Inc, Term Loan B
	Surgical Specialties Corp, Term Loan B			5.25%, 08/07/2020(g)	3,691	3,702
	7.25%, 08/15/2018(g)	2,963	2,970	Petroleum Place Inc/The, Term Loan
			$19,849	0.00%, 04/30/2021(g),(i)	3,100	3,100
				11.00%, 11/15/2019(g)	4,000	4,080
	Healthcare - Services - 1.15%			SumTotal Systems Inc, Term Loan
	American Renal Holdings Inc, Delay-Draw			6.25%, 11/13/2019(g)	3,754	3,698
	Term Loan DD					$48,234
	8.50%, 02/14/2020(g)	2,500	2,412
	Apria Healthcare Group Inc, Term Loan			Leisure Products & Services - 0.36%
	6.75%, 04/01/2020(g)	6,683	6,769	Equinox Holdings Inc, Term Loan
	HCA Inc, Term Loan B4			9.75%, 05/16/2020(g)	12,500	12,656
	2.93%, 05/01/2018(g)	9,970	9,981	Sabre Inc, Term Loan B
	HCA Inc, Term Loan B5			5.25%, 02/15/2019(g)	5,325	5,353
	3.00%, 05/30/2017(g)	3,040	3,044	Travelport LLC, PIK Term Loan 2
	Healogics Inc, Term Loan			8.38%, PIK 4.38%, 12/01/2016(g),(h)	967	976
	9.25%, 02/10/2020(g)	1,200	1,223	Travelport LLC, Term Loan
	Heartland Dental Care Inc, Term Loan			6.25%, 06/21/2019(g)	7,250	7,378
	6.25%, 12/20/2018(g)	4,647	4,674	Travelport LLC, Term Loan 1
	9.75%, 06/20/2019(g)	9,050	9,141	9.50%, 01/31/2016(g)	3,352	3,470
	LHP Operations Co LLC, Term Loan					$29,833
	9.00%, 06/29/2018(g)	1,382	1,313
	National Mentor Holdings Inc, Term Loan
	B1
	6.50%, 02/09/2017(g)	15,590	15,694

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

	SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
	(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

	Leisure Time - 0.00%			Oil & Gas Services (continued)
	Playpower Inc, Term Loan			Pinnacle Holdco Sarl, Term Loan
	7.50%, 06/30/2015(g)	$248	$227	10.50%, 07/24/2020(g)	$1,500	$1,508
						$2,379

	Lodging - 0.45%			Packaging & Containers - 0.15%
	CityCenter Holdings LLC, Term Loan B			Berlin Packaging LLC, Term Loan
	5.00%, 10/09/2020(g)	12,140	12,236	4.75%, 03/28/2020(g)	1,920	1,931
	Hilton Worldwide Finance LLC, Term Loan			8.75%, 03/28/2020(g)	1,420	1,430
	B			FPC Holdings Inc, Term Loan
	4.32%, 09/23/2020(g)	5,670	5,701	9.25%, 05/15/2020(g)	9,400	8,707
	MGM Resorts International, Term Loan B					$12,068
	3.50%, 12/13/2019(g)	16,274	16,248
	ROC Finance LLC, Term Loan B			Pharmaceuticals - 0.10%
	5.00%, 03/27/2019(g)	2,410	2,356	Aptalis Pharma Inc, Term Loan B
				6.00%, 10/02/2020(g)	3,200	3,214
			$36,541
				BioScrip Inc, Delay-Draw Term Loan
	Machinery - Construction & Mining - 0.02%			0.00%, 07/22/2020(g),(i)	247	245
	Varel International Energy Funding Corp,			BioScrip Inc, Term Loan
	Term Loan			0.00%, 06/05/2020(g),(i)	413	409
	9.25%, 07/14/2017(g)	1,246	1,271	P2 Lower Acquisition LLC, Term Loan
				0.00%, 10/18/2021(g),(i)	1,925	1,930
				0.00%, 10/18/2021(g),(i)	2,375	2,375
	Machinery - Diversified - 0.05%
	CPM Holdings Inc, Term Loan					$8,173
	10.25%, 02/16/2018(g)	2,500	2,506	Pipelines - 0.03%
	Intelligrated Inc, Term Loan			Crestwood Holdings LLC, Term Loan B1
	10.50%, 01/19/2019(g)	1,400	1,421	7.00%, 05/24/2019(g)	2,752	2,818
			$3,927

Media	- 0.04%			Retail - 0.77%
	Cengage Learning Acquisitions Inc, Term			Grocery Outlet Inc, Term Loan
	Loan			5.50%, 12/10/2018(g)	4,617	4,623
	0.00%, 07/03/2014(a),(g)	1,791	1,289	5.50%, 12/10/2018(g)	6,470	6,478
	Cengage Learning Acquisitions Inc, Term			10.50%, 05/26/2019(g)	7,063	7,187
	Loan EXT			Guitar Center Inc, Term Loan B-NONEXT
	0.00%, 07/31/2017(a),(g)	489	357	6.25%, 04/09/2017(g)	12,315	11,945
	CKX Inc, Term Loan B			HMK Intermediate Holdings LLC, Term
	9.00%, 06/21/2017(b),(g)	1,503	1,353	Loan B
			$2,999	5.75%, 03/22/2018(g)	4,186	4,197
				Hudsons Bay Co, Term Loan
	Metal Fabrication & Hardware - 0.09%			0.00%, 10/08/2021(g),(i)	5,980	6,137
	Doncasters Group Ltd, Term Loan
	9.50%, 10/28/2020(g)	800	796	McJunkin Red Man Corp, Term Loan B
				6.00%, 11/08/2019(g)	2,873	2,888
	Transtar Industries Inc, Term Loan
	9.75%, 10/02/2019(g)	4,050	4,050	Neiman Marcus Group LTD Inc, Term Loan
				5.00%, 10/16/2020(g)	3,500	3,522
	Wastequip LLC, Term Loan B
	5.50%, 07/26/2019(g)	2,968	2,975	Rite Aid Corp, Term Loan 2
				4.88%, 06/11/2021(g)	5,925	5,968
			$7,821	Sears Holdings Corp, Term Loan
	Mining - 0.06%			5.50%, 06/30/2018(g)	8,000	8,024
	Constellium NV, Term Loan B			Steinway Musical Instruments Inc, Term
	6.00%, 03/06/2020(g)	4,478	4,584	Loan
				9.25%, 09/11/2020(g)	700	714
				Targus Group International Inc, Term Loan
	Miscellaneous Manufacturing - 0.09%			B
	Arctic Glacier USA Inc, Term Loan			12.00%, 05/24/2016(g)	1,358	1,195
	6.00%, 05/09/2019(g)	1,949	1,943
	Utex Industries Inc, Term Loan					$62,878
	4.75%, 04/10/2020(g)	1,716	1,721	Software - 0.35%
	8.75%, 04/10/2021(g)	3,400	3,445	Attachmate Corp, Term Loan
			$7,109	7.25%, 11/24/2017(g)	4,026	4,054
				Deltek Inc, Term Loan
	Oil & Gas - 0.04%			10.00%, 10/04/2019(g)	1,000	1,004
	Fieldwood Energy LLC, Term Loan			EZE Castle Software Inc, Term Loan
	8.38%, 09/20/2020(g)	2,875	2,924
				8.75%, 03/14/2021(g)	2,000	2,025
	Rice Drilling B LLC, Term Loan			First Data Corp, Term Loan C1
	8.50%, 10/11/2018(g)	498	505
				4.17%, 03/23/2018(g)	3,660	3,661
			$3,429	Hyland Software Inc, Term Loan B
	Oil & Gas Services - 0.03%			5.50%, 10/24/2019(g)	1,390	1,394
	Panda Temple Power II LLC, Term Loan B			Misys Ltd, Term Loan
	7.25%, 04/03/2019(g)	850	871	12.00%, 12/06/2019(g)	10,000	11,450
				MModal Inc, Term Loan B
				7.75%, 08/15/2019(g)	753	692

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

SENIOR FLOATING RATE INTERESTS	Principal						Maturity
(continued)	Amount (000's)	Value	(000	's)	REPURCHASE AGREEMENTS - 1.85%	Amount (000's)		Value	(000	's)

Software (continued)					Banks - 1.85%
Sophos Public Ltd, Term Loan B					Investment in Joint Trading Account;		$36,027		$36,027
6.50%, 05/04/2019(g)	$2,807		$2,793			Barclays Bank PLC Repurchase
STG-Fairway Acquisitions Inc, Term Loan						Agreement; 0.07% dated 10/31/2013
B						maturing 11/01/2013 (collateralized by US
6.25%, 02/13/2019(g)	1,244		1,241			Government Securities; $36,746,884;
			$28,314			0.25% - 2.63%; dated 06/30/15 - 08/15/20)
					Investment in Joint Trading Account; Credit		27,020		27,018
Telecommunications - 0.39%						Suisse Repurchase Agreement; 0.08%
Alcatel-Lucent USA Inc, Term Loan C						dated 10/31/2013 maturing 11/01/2013
5.75%, 01/29/2019(g)	3,474		3,522
						(collateralized by US Government
Avaya Inc, Term Loan B3						Securities; $27,560,163; 0.00%; dated
4.76%, 10/26/2017(g)	4,879		4,506
						08/15/16 - 08/15/37)
Avaya Inc, Term Loan B5					Investment in Joint Trading Account;		60,045		60,045
8.00%, 03/31/2018(g)	2,825		2,753
						Deutsche Bank Repurchase Agreement;
Cleveland Unlimited Inc, Term Loan						0.11% dated 10/31/2013 maturing
14.82%, 01/25/2016(b),(c),(g)	5		5
14.80%, 06/25/2016(b),(c),(g)	33		33			11/01/2013 (collateralized by US
						Government Securities; $61,244,807;
Cleveland Unlimited Inc, Term Loan A						0.00% - 5.50%; dated 12/27/13 - 07/15/36)
14.81%, 01/25/2016(b),(c),(g)	11		11
14.78%, 01/25/2016(b),(c),(g)	13		13		Investment in Joint Trading Account; Merrill		28,098		28,098
						Lynch Repurchase Agreement; 0.09%
Cleveland Unlimited Inc, Term Loan B						dated 10/31/2013 maturing 11/01/2013
14.80%, 07/25/2016(b),(c),(g)	11		11
						(collateralized by US Government
Cleveland Unlimited Inc, Term Loan C						Securities; $28,659,997; 0.00% - 7.13%;
14.80%, 06/25/2016(b),(c),(g)	5		5
						dated 03/15/14 - 01/15/48)
GOGO LLC, Term Loan									$151,188
11.25%, 06/21/2017(b),(g)	4,524		4,886
IPC Systems Inc, Term Loan B1 EXT					TOTAL REPURCHASE AGREEMENTS				$151,188
7.75%, 07/31/2017(g)	270		264		Total Investments				$8,004,097
IPC Systems Inc, Term Loan C					Other Assets in Excess of Liabilities, Net - 2.30%				$188,533
7.75%, 07/31/2017(g)	1,213		1,185		TOTAL NET ASSETS - 100.00%				$8,192,630
LTS Buyer LLC, Term Loan
4.50%, 04/01/2020(g)	1,925		1,931
8.00%, 03/28/2021(g)	2,275		2,304		(a)	Non-Income Producing Security
8.00%, 03/28/2021(g)	660		668		(b)	Security is Illiquid
					(c)	Fair value of these investments is determined in good faith by the
Telx Group Inc/The, Term Loan B						Manager under procedures established and periodically reviewed by the
5.25%, 09/22/2017(g)	2,451		2,458
						Board of Directors. At the end of the period, the fair value of these
West Corp, Term Loan B8						securities totaled $59,012 or 0.72% of net assets.
3.75%, 06/30/2018(g)	7,697		7,716
					(d)	Security or a portion of the security was pledged to cover margin
			$32,271			requirements for options contracts. At the end of the period, the value of
Transportation - 0.29%						these securities totaled $296,165 or 3.62% of net assets.
Air Medical Group Holdings Inc, PIK Term					(e)	Security purchased on a when-issued basis.
Loan B					(f)	Security exempt from registration under Rule 144A of the Securities Act of
7.63%, PIK 8.38%, 05/21/2018(g),(h)	3,000		2,955			1933. These securities may be resold in transactions exempt from
Commercial Barge Line Co, Term Loan						registration, normally to qualified institutional buyers. Unless otherwise
10.75%, 03/20/2020(g)	4,000		3,860			indicated, these securities are not considered illiquid. At the end of the
Commercial Barge Line Co, Term Loan B						period, the value of these securities totaled $1,682,877 or 20.54% of net
7.50%, 09/20/2019(g)	4,975		4,900			assets.
Sirva Worldwide Inc, Term Loan					(g)	Variable Rate. Rate shown is in effect at October 31, 2013.
7.50%, 03/22/2019(g)	7,065		7,153		(h)	Payment in kind; the issuer has the option of paying additional securities
State Class Tankers II LLC, Term Loan B						in lieu of cash.
6.75%, 06/19/2020(g)	3,375		3,392		(i)	This Senior Floating Rate Note will settle after October 31, 2013, at which
US Shipping Corp, Term Loan B						time the interest rate will be determined.
9.00%, 04/11/2018(g)	1,496		1,541
			$23,801

Trucking & Leasing - 0.02%
AWAS Finance Luxembourg SA, Term
Loan
3.50%, 06/10/2016(g)	1,446		1,448

TOTAL SENIOR FLOATING RATE INTERESTS			$740,911

See accompanying notes.

		Schedule of Investments
Global Diversified Income Fund
October 31, 2013

Portfolio Summary (unaudited)
Country		Percent
United States		70.21%
Canada		3.24%
United Kingdom		3.19%
Luxembourg		1 .44%
Brazil		1.37%
France		1.26%
Venezuela		1 .25%
Bermuda		1 .20%
Australia		1.18%
Japan		1 .16%
Turkey		1.05%
Netherlands		0.98%
Indonesia		0.93%
Mexico		0 .76%
South Africa		0 .64%
Germany		0.62%
Cayman Islands		0 .59%
Colombia		0.55%
Kazakhstan		0.41%
Spain		0 .40%
Hong Kong		0.40%
Jersey, Channel Islands		0 .39%
Ukraine		0.37%
China		0.36%
Ireland		0.33%
Chile		0.31%
Switzerland		0.29%
Panama		0.27%
Dominican Republic		0 .25%
Virgin Islands, British		0.25%
Singapore		0.24%
Russian Federation		0 .22%
Sweden		0 .18%
Iraq		0.18%
Norway		0 .18%
Italy		0 .14%
Denmark		0 .11%
Korea, Republic Of		0 .10%
Finland		0.08%
Peru		0 .07%
Hungary		0.07%
Croatia		0.06%
New Zealand		0.06%
Austria		0.05%
Poland		0 .05%
Guernsey		0 .05%
Marshall Islands		0.04%
Morocco		0 .04%
El Salvador		0 .03%
Cote d'Ivoire		0 .03%
Azerbaijan		0 .03%
Nigeria		0.02%
Cyprus		0.01%
Other Assets in Excess of Liabilities, Net		2 .30%
TOTAL NET ASSETS		100.00%

Foreign Currency Contracts

Foreign Currency Purchase						Net Unrealized
Contracts	Counterparty	Delivery Date	Contracts to Accept In Exchange For		Fair Value	Appreciation/(Depreciation)
British Pound Sterling	Bank of New York Mellon	11/08/2013	1,625,000	$2,518	$2,605	$87
Euro	Bank of New York Mellon	11/20/2013	2,250,000	3,107	3,055	(52)
Euro	Bank of New York Mellon	01/08/2014	3,300,000	4,491	4,481	(10)
Peruvian Nuevo Sol	JP Morgan Chase	12/20/2013	50,758,630	18,163	18,224	61
Philippine Peso	JP Morgan Chase	12/12/2013	386,813,290	9,061	8,965	(96)
Total						$(10)

Foreign Currency Sale						Net Unrealized
Contracts	Counterparty	Delivery Date	Contracts to Deliver In Exchange For		Fair Value	Appreciation/(Depreciation)
Brazilian Real	JP Morgan Chase	12/03/2013	10,246,153	$4,651	$4,544	$107
British Pound Sterling	Bank of New York Mellon	11/08/2013	4,650,000	7,128	7,456	(328)

See accompanying notes.

		Schedule of Investments
Global Diversified Income Fund
October 31, 2013

Foreign Currency Contracts (continued)

Foreign Currency Sale								Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Deliver			In Exchange For		Fair Value	Appreciation/(Depreciation)
British Pound Sterling	JP Morgan Chase	11/29/2013		3,145,500		$5,091	$5,041	$50
Euro	Bank of New York Mellon	11/18/2013		3,325,000		4,507	4,514	(7)
Euro	Bank of New York Mellon	11/20/2013		17,375,000	23,263		23,590	(327)
Euro	Bank of New York Mellon	01/08/2014		3,850,000		5,228	5,227	1
Euro	Bank of New York Mellon	01/10/2014		3,475,000		4,697	4,718	(21)
Euro	Bank of New York Mellon	01/17/2014		1,475,000		2,019	2,003	16
Euro	JP Morgan Chase	11/29/2013		4,054,600		5,486	5,505	(19)
Japanese Yen	JP Morgan Chase	11/29/2013	397,089,000			4,040	4,040	—
Total								$(528)

Amounts in thousands except contracts

Options

				Upfront Premiums				Unrealized
Written Options Outstanding	Exercise Price Expiration Date		Contracts	Paid/(Received)		Fair Value		Appreciation/(Depreciation)
Call - EFA	$65.00	11/18/2013	11,478		$(1,340)		$(1,467)	$(127)
Call - EWG	$29.00	11/18/2013	8,901		(324)		(492)	(168)
Call - EWZ	$51.00	11/18/2013	10,022		(1,182)		(561)	621
Call - IWM	$109.00	11/18/2013	17,613		(4,313)		(2,619)	1,694
Call - IWM	$108.00	11/18/2013	9,886		(2,205)		(2,125)	80
Call - IWM	$107.00	11/18/2013	25,258		(4,702)		(7,341)	(2,639)
Call - QQQ	$80.00	11/18/2013	10,000		(1,577)		(3,041)	(1,464)
Call - QQQ	$82.00	11/18/2013	9,038		(714)		(1,253)	(539)
Call - SPY	$175.00	11/18/2013	11,873		(1,813)		(2,462)	(649)
Call - XLE	$86.00	11/18/2013	6,000		(804)		(755)	49
Call - XLI	$48.00	11/18/2013	5,448		(218)		(512)	(294)
Call - XLY	$62.00	11/18/2013	4,000		(254)		(669)	(415)
Total					$(19,446)		$(23,297)	$(3,851)

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
Global Real Estate Securities Fund
October 31, 2013

COMMON STOCKS - 98.98%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Healthcare - Services - 0.48%					REITS (continued)
Brookdale Senior Living Inc (a)	286,982		$7,771		Kenedix Residential Investment Corp	3,473		$7,461
					Kilroy Realty Corp	270,000		14,353
					Land Securities Group PLC	2,319,545		36,770
Holding Companies - Diversified - 1.59%					Medical Properties Trust Inc	334,055		4,356
Wharf Holdings Ltd	3,056,880		25,724		Mirvac Group	10,465,556		17,205
					Nippon Prologis REIT Inc	1,648		16,457
Home Builders - 0.57%					Nomura Real Estate Master Fund Inc	11,791		12,079
Taylor Wimpey PLC	5,200,290		9,175		Northern Property Real Estate Investment	155,669		4,180
					Trust
					Orix JREIT Inc	11,248		14,027
Lodging - 0.83%					Pebblebrook Hotel Trust	526,015		15,886
City Developments Ltd	1,619,000		13,401		Pennsylvania Real Estate Investment Trust	304,222		5,516
					Prologis Inc	1,251,295		49,989
Real Estate - 27.05%					Public Storage	130,086		21,720
Agile Property Holdings Ltd	10,976,000		13,246		Saul Centers Inc	216,132		10,158
Atrium European Real Estate Ltd (b)	1,284,081		7,682		Senior Housing Properties Trust	770,886		18,995
CapitaLand Ltd	6,386,000		16,000		Simon Property Group Inc	556,444		85,998
Citycon OYJ	2,731,778		9,738		SL Green Realty Corp	401,182		37,940
Country Garden Holdings Co Ltd	29,107,000		19,959		Strategic Hotels & Resorts Inc (a)	989,615		8,610
Fabege AB	1,517,240		17,467		Sunstone Hotel Investors Inc	812,703		10,768
Henderson Land Development Co Ltd	3,081,685		18,235		Suntec Real Estate Investment Trust	5,918,300		8,146
Hongkong Land Holdings Ltd	3,901,753		23,996		Taubman Centers Inc	161,342		10,615
Hufvudstaden AB	786,191		10,290		Unibail-Rodamco SE	159,260		41,734
Jones Lang LaSalle Inc	86,478		8,233		Ventas Inc	176,243		11,498
Kerry Properties Ltd	3,003,500		13,025		Vornado Realty Trust	315,110		28,064
KWG Property Holding Ltd	12,763,500		8,263		Wereldhave NV	198,797		15,447
LEG Immobilien AG	166,931		9,505		Westfield Group	3,663,149		37,487
Mitsubishi Estate Co Ltd	2,357,077		67,364		Workspace Group PLC	1,822,477		14,301
Mitsui Fudosan Co Ltd	1,700,793		56,340					$1,106,519
Nomura Real Estate Holdings Inc	556,400		14,078		TOTAL COMMON STOCKS			$1,599,742
Shimao Property Holdings Ltd	8,383,000		21,069		Total Investments			$1,599,742
Sino Land Co Ltd	9,674,000		13,568		Other Assets in Excess of Liabilities, Net - 1.02%			$16,557
Sponda OYJ	1,977,719		10,249		TOTAL NET ASSETS - 100.00%			$1,616,299
ST Modwen Properties PLC	1,821,973		10,290
Sumitomo Realty & Development Co Ltd	617,000		29,194
Sun Hung Kai Properties Ltd	1,787,687		23,417		(a) Non-Income Producing Security
Unite Group PLC	2,508,180		15,944		(b) Security is Illiquid
			$437,152

REITS - 68.46%
AIMS AMP Capital Industrial REIT	6,779,000		8,619		Portfolio Summary (unaudited)
Apartment Investment & Management Co	624,753		17,481		Country			Percent
Astro Japan Property Group (b)	2,066,723		7,041		United States			47.26%
AvalonBay Communities Inc	221,686		27,722		Japan			14.72%
Boardwalk Real Estate Investment Trust	238,740		13,580		Hong Kong			9.11%
Boston Properties Inc	343,065		35,507		United Kingdom			7.09%
BRE Properties Inc	272,745		14,895		Australia			6.31%
Camden Property Trust	264,956		17,010		Singapore			2.85%
Campus Crest Communities Inc	162,564		1,627		France			2.58%
Canadian Real Estate Investment Trust	373,425		15,211		China			2.05%
Corrections Corp of America	567,854		21,011		Canada			2.04%
CubeSmart	1,062,049		19,404		Sweden			1 .72%
DDR Corp	934,533		15,840		Finland			1.23%
Duke Realty Corp	876,276		14,520		Netherlands			0.96%
DuPont Fabros Technology Inc	93,617		2,326		Germany			0.59%
EPR Properties	317,767		16,324		Jersey, Channel Islands			0 .47%
Equity One Inc	372,346		8,977		Other Assets in Excess of Liabilities, Net			1 .02%
Equity Residential	379,816		19,887		TOTAL NET ASSETS			100.00%
Essex Property Trust Inc	158,727		25,555
Extra Space Storage Inc	464,572		21,366
Federal Realty Investment Trust	168,032		17,408
Federation Centres Ltd	8,439,266		19,806
First Industrial Realty Trust Inc	1,140,084		20,601
General Growth Properties Inc	1,992,694		42,305
Goodman Group	4,269,650		20,405
Great Portland Estates PLC	3,058,907		28,104
HCP Inc	278,752		11,568
Health Care REIT Inc	213,336		13,835
Host Hotels & Resorts Inc	1,515,011		28,103
Japan Hotel REIT Investment Corp	23,336		11,009
Kenedix Realty Investment Corp	2,162		9,712

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2013

	Principal				Principal
BONDS- 33.02%	Amount (000's)	Value(000	's)	BONDS (continued)	Amount (000's)	Value(000	's)

Home Equity Asset Backed Securities - 0.84%				Mortgage Backed Securities (continued)
ACE Securities Corp Mortgage Loan Trust				Freddie Mac REMICS (continued)
Series 2007-D1				4.00%, 05/15/2039	$4,825	$5,001
6.34%, 02/25/2038(a),(b)	$4,110	$4,046		4.00%, 11/15/2042(a)	21,335	5,060
6.93%, 02/25/2038(b)	10,979	10,904		4.50%, 03/15/2032(a)	17,137	2,774
		$14,950		4.50%, 05/15/2037(a)	7,665	8,273
				6.50%, 08/15/2027	175	199
Mortgage Backed Securities - 30.45%				Ginnie Mae
Banc of America Commercial Mortgage Trust				0.74%, 05/16/2053(a)	68,876	5,169
2007-4				0.86%, 02/16/2053(a)	86,614	6,407
5.81%, 02/10/2051(a)	4,375	4,831
				0.87%, 02/16/2053(a)	53,633	4,089
BCAP LLC Trust				0.89%, 04/16/2053(a)	40,515	1,934
4.62%, 11/26/2037(a),(b)	8,085	8,031
				0.92%, 03/16/2052(a)	47,164	4,110
Bear Stearns Asset Backed Securities I Trust				0.93%, 02/16/2053(a)	100,270	8,594
2005-AC6				0.95%, 11/16/2052(a)	68,890	5,758
5.25%, 09/25/2020(a)	11,812	12,081
				0.96%, 02/16/2046(a)	69,982	5,391
Bear Stearns Commercial Mortgage Securities				0.97%, 06/16/2054(a)	34,626	2,396
Trust 2007-TOP28				0.98%, 09/16/2053(a)	64,877	5,092
5.96%, 09/11/2042(a)	9,700	10,497
				1.01%, 02/16/2053(a)	68,757	5,130
BNPP Mortgage Securities LLC 2009-1 Trust				1.02%, 04/16/2053(a)	38,588	3,186
6.00%, 08/27/2037(b),(c)	6,757	6,858
				1.06%, 03/16/2049(a)	56,722	3,892
CD 2006-CD2 Mortgage Trust				1.06%, 06/16/2052(a)	56,781	4,159
5.35%, 01/15/2046(a)	7,700	8,321
				1.14%, 10/16/2054(a)	64,608	3,910
CHL Mortgage Pass-Through Trust 2004-9				1.23%, 10/16/2053(a)	23,655	1,792
5.25%, 06/25/2034	1,668	1,724		1.29%, 12/16/2053(a)	20,669	1,613
Citigroup Mortgage Loan Trust 2009-4				1.31%, 09/16/2053(a)	47,479	3,362
0.53%, 05/25/2037(a),(b)	4,646	4,096
				1.38%, 08/16/2053(a)	36,693	2,508
Citigroup Mortgage Loan Trust 2009-5				1.52%, 08/16/2052(a)	74,846	5,474
6.95%, 10/25/2036(b)	1,910	1,976
				1.58%, 12/16/2042(a)	9,868	9,733
Citigroup Mortgage Loan Trust 2010-7				1.81%, 04/16/2053(a)	38,239	2,894
6.13%, 07/25/2036(b)	7,500	7,358
				3.00%, 05/16/2037	14,000	14,188
Citigroup Mortgage Loan Trust 2010-8				3.00%, 09/16/2039	3,638	3,737
4.50%, 12/25/2036(b)	6,083	6,261
5.75%, 02/25/2036(b)	2,055	1,879		3.50%, 03/20/2036	8,548	9,007
				3.50%, 07/16/2045	6,850	7,187
Citigroup Mortgage Loan Trust 2010-9				4.00%, 09/16/2026(a)	18,435	1,717
4.25%, 01/25/2036(b)	5,210	5,236
				4.00%, 02/20/2034	7,122	7,511
Credit Suisse First Boston Mortgage Securities				4.00%, 04/20/2038(a)	17,540	2,597
Corp				4.00%, 11/16/2038	2,215	2,356
6.00%, 12/25/2033	3,589	3,875		4.50%, 04/20/2036(a)	18,200	2,315
CSMC Trust 2013-IVR1				4.50%, 01/20/2038(a)	8,369	882
3.00%, 03/25/2043(a),(b)	7,095	6,696
				5.00%, 11/20/2039	7,500	8,305
Fannie Mae Interest Strip				Jefferies Resecuritization Trust 2009-R2
7.00%, 04/01/2024(a)	109	18
				2.64%, 12/26/2037(a),(b)	9,955	10,013
Fannie Mae REMICS				JP Morgan Chase Commercial Mortgage
0.77%, 04/25/2027(a)	24	24
				Securities Trust 2006-LDP9
2.00%, 12/25/2042	5,614	4,356		5.37%, 05/15/2047	9,400	10,121
2.50%, 11/25/2041	10,290	9,916		JP Morgan Chase Commercial Mortgage
3.50%, 02/25/2041(a)	17,461	3,123
3.50%, 11/25/2042(a)	38,073	9,008		Securities Trust 2013-C10
				3.37%, 12/15/2047(a)	5,300	5,153
4.00%, 06/25/2039	10,000	10,562		JP Morgan Chase Commercial Mortgage
4.50%, 05/25/2040	11,702	12,828		Securities Trust 2013-LC11
6.50%, 02/25/2047	489	531		3.22%, 04/15/2046(a)	7,700	7,371
7.00%, 04/25/2032	2,543	2,953		LB-UBS Commercial Mortgage Trust 2005-
9.00%, 05/25/2020	28	32		C7
First Horizon Alternative Mortgage Securities				5.32%, 11/15/2040	4,300	4,546
Trust 2004-AA3				LB-UBS Commercial Mortgage Trust 2006-
2.19%, 09/25/2034(a)	6,900	6,716
				C6
Freddie Mac REMICS				5.45%, 09/15/2039	10,000	10,698
1.07%, 02/15/2021(a)	15	15
				LF Rothschild Mortgage Trust III
2.50%, 11/15/2032	9,233	9,195		9.95%, 09/01/2017	6	7
2.50%, 10/15/2036(a)	7,108	7,297
				MASTR Adjustable Rate Mortgages Trust
2.50%, 02/15/2039	9,024	9,203		2004-13
2.50%, 02/15/2043	4,850	4,776		2.62%, 11/21/2034(a)	13,475	13,896
3.00%, 02/15/2040	1,957	2,036		Merrill Lynch Mortgage Investors Trust Series
3.00%, 10/15/2042	3,802	3,872		2005-A8
3.50%, 05/15/2032	5,781	6,047		5.25%, 08/25/2036(a)	4,653	4,741
3.50%, 06/15/2040	3,905	4,067		Morgan Stanley Capital I Trust 2005-HQ6
3.50%, 10/15/2042(a)	12,549	2,943
				5.07%, 08/13/2042(a)	13,660	14,324
4.00%, 06/15/2028(a)	9,097	523
4.00%, 02/15/2035(a)	19,878	1,729		Morgan Stanley Capital I Trust 2006-HQ9
4.00%, 01/15/2039(a)	12,856	1,966		5.79%, 07/12/2044	4,000	4,336

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2013

	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
BONDS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)

Mortgage Backed Securities (continued)				Federal Home Loan Mortgage Corporation (FHLMC)
Morgan Stanley Capital I Trust 2006-TOP21				(continued)
5.31%, 10/12/2052(a),(b)	$2,700	$2,814		4.00%, 10/01/2041	$7,459	$7,842
Morgan Stanley Capital I Trust 2007-IQ15				4.00%, 12/01/2041	8,658	9,149
5.91%, 06/11/2049(a)	10,000	11,264		4.00%, 07/01/2042	5,837	6,170
				4.00%, 07/01/2043	7,361	7,778
Morgan Stanley Mortgage Loan Trust 2006-				4.50%, 08/01/2033	1,024	1,096
8AR
2.25%, 06/25/2036(a)	3,067	3,017		4.50%, 07/01/2039	3,279	3,517
Morgan Stanley Re-REMIC Trust 2010-R1				4.50%, 03/01/2041	6,279	6,737
2.79%, 07/26/2035 (a),(b)	9,700	8,897		4.50%, 04/01/2041	9,186	9,934
2.85%, 07/26/2035(a),(b)	8,700	8,586		5.00%, 10/01/2025	192	209
Morgan Stanley Re-REMIC Trust 2010-R4				5.00%, 12/01/2032	151	163
5.50%, 08/26/2047 (b)	7,059	7,182		5.00%, 02/01/2033	1,538	1,663
Sequoia Mortgage Trust 2013-1				5.00%, 01/01/2034	1,438	1,561
1.86%, 02/25/2043(a)	4,939	4,315		5.00%, 05/01/2034	264	285
Sequoia Mortgage Trust 2013-2				5.00%, 05/01/2035	323	349
1.87%, 02/25/2043 (a)	4,577	3,994		5.00%, 07/01/2035	154	167
Springleaf Mortgage Loan Trust				5.00%, 07/01/2035	9	10
2.31%, 06/25/2058(a),(b)	5,600	5,413		5.00%, 10/01/2035	28	31
Springleaf Mortgage Loan Trust 2012-3				5.00%, 11/01/2035	1,253	1,361
2.66%, 12/25/2059 (a),(b)	7,000	6,924		5.00%, 06/01/2039	6,545	7,130
Springleaf Mortgage Loan Trust 2013-3				5.00%, 09/01/2039	8,644	9,399
3.79%, 09/25/2057 (a),(b)	4,800	4,799		5.00%, 01/01/2040	8,320	9,038
				5.00%, 06/01/2041	6,294	6,830
Structured Asset Sec Corp Mort Pass Thr Certs				5.50%, 04/01/2018	112	117
Series 2004-3
5.73%, 03/25/2034(a)	5,070	5,183		5.50%, 11/01/2018	1,713	1,824
				5.50%, 03/01/2029	2	2
Structured Asset Securities Corp Mortgage				5.50%, 05/01/2033	30	33
Pass-Through Ctfs Ser 2004-20				5.50%, 10/01/2033	39	42
5.50%, 11/25/2034	5,077	5,230		5.50%, 12/01/2033	2,770	3,025
		$543,982		5.50%, 12/01/2033	951	1,037
Other Asset Backed Securities - 1.73%				5.50%, 10/01/2035	6,186	6,738
Ameriquest Mortgage Securities Inc Asset-				5.50%, 07/01/2037	90	97
Backed Pass-Through Ctfs Ser 2005-R7				5.50%, 12/01/2037	5,005	5,427
0.65%, 09/25/2035(a)	9,500	8,655		5.50%, 04/01/2038	51	55
Merrill Lynch Mortgage Investors Trust Series				5.50%, 05/01/2038	184	199
2004-WMC5				5.50%, 05/01/2038	1,409	1,523
1.19%, 07/25/2035(a)	6,000	5,611		6.00%, 04/01/2017	201	211
Springleaf Funding Trust 2013-B				6.00%, 04/01/2017	235	249
3.92%, 01/16/2023(a),(b),(c)	13,200	13,035		6.00%, 05/01/2017	249	263
TAL Advantage V LLC				6.00%, 07/01/2017	15	15
2.83%, 02/22/2038(a),(b)	3,733	3,620		6.00%, 01/01/2021	90	98
		$30,921		6.00%, 06/01/2028	20	22
TOTAL BONDS		$589,853		6.00%, 05/01/2031	201	222
U.S. GOVERNMENT & GOVERNMENT	Principal			6.00%, 10/01/2031	8	9
AGENCY OBLIGATIONS - 65.61%	Amount (000's)	Value(000	's)	6.00%, 02/01/2032	26	29
Federal Home Loan Mortgage Corporation (FHLMC) -				6.00%, 09/01/2032	441	481
18.71%				6.00%, 11/01/2033	1,143	1,249
2.00%, 02/01/2028	$10,801	$10,604		6.00%, 11/01/2033	983	1,094
2.17%, 03/01/2036(a)	253	254		6.00%, 05/01/2034	3,805	4,209
2.50%, 08/01/2027	3,114	3,149		6.00%, 05/01/2034	2,475	2,677
2.50%, 09/01/2027	9,756	9,868		6.00%, 09/01/2034	214	236
2.98%, 10/01/2032(a)	2	2		6.00%, 01/01/2035	4,569	4,955
3.00%, 01/01/2027	8,930	9,263		6.00%, 02/01/2035	194	214
				6.00%, 10/01/2036(a)	186	204
3.00%, 02/01/2027	9,439	9,789
3.00%, 02/01/2027	4,165	4,319		6.00%, 03/01/2037	393	432
3.00%, 10/01/2042	12,299	12,093		6.00%, 04/01/2037	1,387	1,531
3.00%, 10/01/2042	4,970	4,887		6.00%, 05/01/2037	379	422
				6.00%, 01/01/2038(a)	147	162
3.00%, 10/01/2042	10,181	10,019
3.00%, 05/01/2043	9,140	8,988		6.00%, 01/01/2038	914	1,007
3.50%, 11/01/2026	6,465	6,812		6.00%, 03/01/2038	85	93
3.50%, 02/01/2032	9,721	10,092		6.00%, 04/01/2038	368	401
3.50%, 04/01/2032	8,192	8,505		6.00%, 07/01/2038	828	903
3.50%, 12/01/2041	4,914	5,032		6.00%, 10/01/2038	476	519
3.50%, 02/01/2042	3,500	3,580		6.00%, 09/01/2039	9,822	10,917
3.50%, 04/01/2042	1,452	1,486		6.50%, 11/01/2016	150	158
3.50%, 04/01/2042	13,776	14,092		6.50%, 06/01/2017	38	40
3.50%, 07/01/2042	15,195	15,547		6.50%, 12/01/2021	499	552
3.50%, 09/01/2042	10,747	10,994		6.50%, 04/01/2022	427	472
4.00%, 08/01/2026	6,205	6,567		6.50%, 05/01/2022	239	264
4.00%, 12/01/2040	9,860	10,374		6.50%, 08/01/2022	100	112

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2013

U.S. GOVERNMENT & GOVERNMENT	Principal				U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)

Federal Home Loan Mortgage Corporation (FHLMC)					Federal National Mortgage Association (FNMA) (continued)
(continued)					3.50%, 06/01/2042	$6,020		$6,181
6.50%, 05/01/2023	$109		$121
6.50%, 07/01/2023	3		3		3.50%, 07/01/2042	6,768		6,950
					3.50%, 07/01/2042	9,167		9,416
6.50%, 01/01/2024	18		20		3.50%, 09/01/2042	15,257		15,671
6.50%, 07/01/2025	2		3
6.50%, 07/01/2025	3		3		3.50%, 11/01/2042	9,563		9,823
					4.00%, 05/01/2025	4,857		5,166
6.50%, 09/01/2025	2		2		4.00%, 08/01/2039	7,985		8,414
6.50%, 09/01/2025	1		1
6.50%, 10/01/2025	6		6		4.00%, 09/01/2040	6,105		6,445
					4.00%, 01/01/2041	8,800		9,275
6.50%, 10/01/2025	10		11		4.00%, 01/01/2041	10,036		10,582
6.50%, 04/01/2027	2		2
6.50%, 03/01/2029	7		8		4.00%, 04/01/2041	6,001		6,324
					4.00%, 04/01/2041	7,058		7,442
6.50%, 03/01/2029	102		115		4.00%, 11/01/2041	9,197		9,694
6.50%, 04/01/2029	1,597		1,845
6.50%, 04/01/2031	366		410		4.00%, 12/01/2041	7,988		8,419
6.50%, 06/01/2031	1		1		4.00%, 04/01/2042	10,661		11,239
					4.00%, 08/01/2043	7,923		8,397
6.50%, 10/01/2031	154		175		4.00%, 08/01/2043	13,555		14,363
6.50%, 01/01/2032	1,519		1,711
6.50%, 02/01/2032	26		30		4.50%, 12/01/2019	119		127
					4.50%, 01/01/2020	436		463
6.50%, 04/01/2032	21		24		4.50%, 09/01/2025	5,910		6,335
6.50%, 08/01/2032	83		94
6.50%, 08/01/2032	29		32		4.50%, 07/01/2039	3,587		3,865
					4.50%, 07/01/2039	7,314		7,876
6.50%, 04/01/2035	24		28		4.50%, 09/01/2039	4,289		4,619
6.50%, 02/01/2037	62		69
6.50%, 09/01/2038	4,389		4,888		4.50%, 01/01/2041	16,450		17,831
					4.50%, 03/01/2041	7,478		8,033
7.00%, 07/01/2024	7		8		4.50%, 05/01/2041	9,944		10,672
7.00%, 01/01/2028	781		889
7.00%, 06/01/2029	272		316		4.50%, 08/01/2041	6,147		6,684
					4.50%, 09/01/2043	6,862		7,443
7.00%, 01/01/2031	3		4		4.50%, 09/01/2043	12,460		13,512
7.00%, 04/01/2031	157		179
7.00%, 06/01/2031	25		26		4.50%, 09/01/2043	7,688		8,337
					4.50%, 10/01/2043	3,996		4,326
7.00%, 10/01/2031	160		186		4.99%, 12/01/2033(a)	190		203
7.00%, 04/01/2032	403		461
7.00%, 01/01/2037	890		1,030		5.00%, 01/01/2018	79		84
7.50%, 12/01/2030	4		4		5.00%, 11/01/2018	445		473
7.50%, 02/01/2031	50		57		5.00%, 04/01/2019	108		116
7.50%, 02/01/2031	3		3		5.00%, 01/01/2026	248		269
8.00%, 08/01/2030	1		1		5.00%, 04/01/2035	361		398
8.00%, 12/01/2030	11		11		5.00%, 05/01/2035	261		283
8.50%, 04/01/2019	4		4		5.00%, 07/01/2035	93		101
8.50%, 07/01/2029	192		226		5.00%, 02/01/2038	4,150		4,587
9.00%, 09/01/2016	2		2		5.00%, 03/01/2038	3,309		3,660
9.00%, 05/01/2021	1		1		5.00%, 05/01/2038	405		440
9.00%, 09/01/2021	1		1		5.00%, 02/01/2040	15,996		17,588
9.00%, 01/01/2022	1		1		5.00%, 04/01/2040	1,833		1,997
					5.00%, 05/01/2040	7,962		8,684
			$334,288		5.00%, 06/01/2040	3,050		3,329
Federal National Mortgage Association (FNMA) - 31.84%					5.00%, 07/01/2040	7,414		8,194
2.00%, 10/01/2027	4,832		4,752		5.00%, 07/01/2041	5,191		5,749
2.00%, 10/01/2027	6,572		6,463		5.50%, 09/01/2017	79		84
2.00%, 02/01/2028	8,395		8,255		5.50%, 09/01/2017	9		10
2.00%, 03/01/2028	11,360		11,171		5.50%, 12/01/2017	594		630
2.47%, 03/01/2028(a)	17		17		5.50%, 03/01/2018	94		99
2.50%, 05/01/2027	9,484		9,597		5.50%, 06/01/2019	16		17
2.50%, 06/01/2027	15,295		15,478		5.50%, 06/01/2019	20		21
2.50%, 06/01/2027	11,307		11,443		5.50%, 07/01/2019	17		18
2.50%, 10/01/2027	4,930		4,986		5.50%, 07/01/2019	6		6
2.50%, 05/01/2028	5,801		5,867		5.50%, 07/01/2019	89		94
2.63%, 11/01/2033(a)	12		12		5.50%, 07/01/2019	54		57
3.00%, 12/01/2021	5,926		6,206		5.50%, 08/01/2019	20		22
3.00%, 04/01/2027	8,440		8,776		5.50%, 08/01/2019	112		120
3.00%, 06/01/2042	9,305		9,190		5.50%, 09/01/2019	115		123
3.00%, 10/01/2042	9,652		9,532		5.50%, 06/01/2026	206		226
3.00%, 12/01/2042	9,873		9,752		5.50%, 05/01/2033	235		258
3.00%, 02/01/2043	9,312		9,200		5.50%, 07/01/2033	1,615		1,790
3.00%, 02/01/2043	10,420		10,296		5.50%, 09/01/2033	949		1,052
3.00%, 04/01/2043	11,879		11,584		5.50%, 02/01/2034	5,871		6,334
3.50%, 12/01/2026	5,955		6,291		5.50%, 09/01/2034	895		977
3.50%, 02/01/2042	11,048		11,364		5.50%, 02/01/2035	4,037		4,440
3.50%, 03/01/2042	5,798		5,951		5.50%, 09/01/2035	582		643

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2013

U.S. GOVERNMENT & GOVERNMENT	Principal				U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)

Federal National Mortgage Association (FNMA) (continued)					Federal National Mortgage Association (FNMA) (continued)
5.50%, 02/01/2037	$22		$24		6.50%, 05/01/2038	$24		$28
5.50%, 06/01/2037	540		589		6.50%, 02/01/2039	2,223		2,455
5.50%, 12/01/2037	2,755		3,051		7.00%, 05/01/2022	31		35
5.50%, 03/01/2038	664		734		7.00%, 08/01/2028	131		149
5.50%, 03/01/2038	949		1,037		7.00%, 12/01/2028	123		145
5.50%, 07/01/2038	2,769		3,026		7.00%, 04/01/2029	71		77
5.50%, 06/01/2040	5,128		5,655		7.00%, 07/01/2029	120		137
6.00%, 12/01/2016	263		274		7.00%, 11/01/2031	729		833
6.00%, 01/01/2017	8		9		7.00%, 07/01/2032	203		229
6.00%, 04/01/2017	37		39		7.50%, 12/01/2024	165		186
6.00%, 08/01/2017	615		649		7.50%, 07/01/2029	38		38
6.00%, 08/01/2018	326		347		7.50%, 02/01/2030	99		113
6.00%, 12/01/2022	37		41		7.50%, 01/01/2031	3		4
6.00%, 03/01/2029	115		127		7.50%, 05/01/2031	6		7
6.00%, 08/01/2031	681		744		7.50%, 08/01/2032	32		38
6.00%, 12/01/2031	5		6		8.00%, 05/01/2022	2		2
6.00%, 12/01/2031	5		5		8.00%, 01/01/2025	1		1
6.00%, 01/01/2032	743		829		8.00%, 01/01/2025	2		2
6.00%, 11/01/2032	23		25		8.50%, 02/01/2023	2		2
6.00%, 04/01/2033	390		435		8.50%, 09/01/2025	2		2
6.00%, 02/01/2034	462		512		9.00%, 09/01/2030	45		54
6.00%, 03/01/2034	914		1,014					$568,779
6.00%, 09/01/2034	2,154		2,330		Government National Mortgage Association (GNMA) -
6.00%, 11/01/2037	521		577		10.31%
6.00%, 02/01/2038	325		356		3.00%, 04/15/2027	9,667		10,012
6.00%, 03/01/2038	193		213		3.00%, 11/15/2042	8,783		8,767
6.00%, 05/01/2038	5,783		6,400		3.00%, 11/15/2042	11,624		11,606
6.00%, 08/01/2038	2,070		2,269		3.00%, 12/15/2042	9,720		9,703
6.00%, 04/01/2039	1,901		2,120		3.50%, 05/20/2027	5,238		5,524
6.50%, 06/01/2016	5		5		3.50%, 11/15/2041	5,893		6,121
6.50%, 09/01/2024	507		560		3.50%, 12/20/2041	8,674		9,024
6.50%, 08/01/2028	98		109		3.50%, 07/15/2042	11,377		11,817
6.50%, 11/01/2028	113		125		3.50%, 08/20/2042	9,410		9,803
6.50%, 12/01/2028	48		53		4.00%, 11/15/2040	9,186		9,843
6.50%, 02/01/2029	38		42		4.00%, 08/15/2041	8,463		8,997
6.50%, 03/01/2029	81		90		4.00%, 02/20/2043	5,468		5,856
6.50%, 04/01/2029	86		95		4.50%, 09/20/2039	8,267		8,988
6.50%, 06/01/2031	77		85		4.50%, 10/15/2039	6,683		7,278
6.50%, 06/01/2031	247		272		4.50%, 09/20/2041	8,651		9,379
6.50%, 06/01/2031	147		163		4.50%, 12/20/2041	7,361		7,971
6.50%, 09/01/2031	6		7		5.00%, 02/15/2034	346		381
6.50%, 12/01/2031	6		7		5.00%, 07/15/2039	2,422		2,638
6.50%, 01/01/2032	67		74		5.00%, 10/15/2039	6,512		7,262
6.50%, 03/01/2032	622		723		5.00%, 06/20/2041	5,837		6,385
6.50%, 04/01/2032	24		27		5.00%, 08/20/2043	4,263		4,670
6.50%, 04/01/2032	463		522		5.50%, 03/15/2014	3		3
6.50%, 08/01/2032	228		251		5.50%, 07/20/2033	2,805		3,096
6.50%, 11/01/2032	245		273		5.50%, 02/20/2034	2,968		3,317
6.50%, 11/01/2032	92		102		5.50%, 03/20/2034	2,825		3,128
6.50%, 11/01/2032	505		565		5.50%, 05/20/2035	330		365
6.50%, 12/01/2032	588		662		5.50%, 01/15/2039	961		1,056
6.50%, 01/01/2033	496		560		5.50%, 01/15/2039	405		451
6.50%, 02/01/2033	499		561		6.00%, 10/15/2023	185		206
6.50%, 07/01/2034	701		791		6.00%, 11/15/2023	63		70
6.50%, 07/01/2034	918		1,015		6.00%, 11/15/2023	28		31
6.50%, 02/01/2036	3,788		4,187		6.00%, 12/15/2023	32		36
6.50%, 04/01/2036	20		23		6.00%, 12/15/2023	45		50
6.50%, 08/01/2036	304		336		6.00%, 12/15/2023	2		3
6.50%, 08/01/2036	148		163		6.00%, 01/15/2024	17		19
6.50%, 09/01/2036	5,341		5,894		6.00%, 01/20/2024	12		13
6.50%, 10/01/2036	118		130		6.00%, 02/15/2024	40		44
6.50%, 11/01/2036	127		141		6.00%, 02/15/2024	33		36
6.50%, 07/01/2037	76		84		6.00%, 02/15/2024	20		22
6.50%, 07/01/2037	61		68		6.00%, 03/15/2024	19		21
6.50%, 08/01/2037	137		152		6.00%, 04/20/2024	44		48
6.50%, 08/01/2037	1,454		1,606		6.00%, 05/20/2024	24		26
6.50%, 10/01/2037	6,248		6,907		6.00%, 05/20/2024	35		39
6.50%, 01/01/2038	27		31		6.00%, 10/20/2024	14		15
6.50%, 02/01/2038	56		61		6.00%, 09/20/2025	26		29

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2013

U.S. GOVERNMENT & GOVERNMENT	Principal				U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)
Government National Mortgage Association (GNMA)					Government National Mortgage Association (GNMA)
(continued)					(continued)
6.00%, 04/20/2026	$115		$127		7.00%, 12/15/2028	$94		$107
6.00%, 10/20/2028	16		17		7.00%, 01/15/2029	62		69
6.00%, 02/20/2029	170		192		7.00%, 03/15/2029	48		51
6.00%, 05/20/2032(a)	526		585		7.00%, 04/15/2029	202		228
6.00%, 08/15/2032	97		107		7.00%, 04/15/2029	25		25
6.00%, 09/15/2032	209		234		7.00%, 05/15/2031	14		17
6.00%, 02/15/2033	39		44		7.00%, 06/20/2031	92		106
6.00%, 07/20/2033	2,045		2,281		7.00%, 07/15/2031	2		3
6.00%, 08/15/2038	665		734		7.00%, 09/15/2031	3		3
6.50%, 09/15/2023	25		28		7.25%, 09/15/2025	32		33
6.50%, 09/15/2023	29		33		7.50%, 04/15/2017	10		10
6.50%, 09/15/2023	19		21		7.50%, 04/15/2017	10		11
6.50%, 09/15/2023	15		17		7.50%, 04/15/2017	3		3
6.50%, 10/15/2023	35		39		7.50%, 07/15/2018	8		8
6.50%, 11/15/2023	6		6		7.50%, 12/15/2021	28		28
6.50%, 12/15/2023	12		14		7.50%, 02/15/2022	15		16
6.50%, 12/15/2023	42		47		7.50%, 03/15/2022	4		4
6.50%, 12/15/2023	53		59		7.50%, 03/15/2022	11		11
6.50%, 12/15/2023	21		23		7.50%, 04/15/2022	29		29
6.50%, 01/15/2024	33		37		7.50%, 04/15/2022	9		10
6.50%, 01/15/2024	18		20		7.50%, 04/15/2022	8		8
6.50%, 01/15/2024	50		56		7.50%, 04/15/2022	8		8
6.50%, 01/15/2024	10		11		7.50%, 05/15/2022	13		13
6.50%, 01/15/2024	28		31		7.50%, 07/15/2022	36		37
6.50%, 01/15/2024	10		11		7.50%, 08/15/2022	2		2
6.50%, 01/15/2024	5		6		7.50%, 08/15/2022	12		12
6.50%, 03/15/2024	64		72		7.50%, 08/15/2022	8		9
6.50%, 04/15/2024	28		32		7.50%, 08/15/2022	18		18
6.50%, 04/20/2024	17		19		7.50%, 08/15/2022	39		40
6.50%, 07/15/2024	73		81		7.50%, 02/15/2023	11		13
6.50%, 01/15/2026	12		14		7.50%, 02/15/2023	4		4
6.50%, 03/15/2026	17		20		7.50%, 05/15/2023	26		26
6.50%, 07/20/2026	5		5		7.50%, 05/15/2023	16		16
6.50%, 10/20/2028	17		19		7.50%, 05/15/2023	4		5
6.50%, 03/20/2031	132		148		7.50%, 06/15/2023	17		20
6.50%, 04/20/2031	108		123		7.50%, 10/15/2023	4		5
6.50%, 07/15/2031	3		3		7.50%, 11/15/2023	14		14
6.50%, 10/15/2031	29		33		7.50%, 03/15/2024	32		37
6.50%, 07/15/2032	13		15		7.50%, 08/15/2024	1		1
6.50%, 04/20/2034	744		848		7.50%, 04/15/2027	4		4
6.50%, 05/20/2034	805		941		7.50%, 05/15/2027	18		19
6.80%, 04/20/2025	53		56		7.50%, 05/15/2027	7		7
7.00%, 11/15/2022	20		20		7.50%, 06/15/2027	11		12
7.00%, 11/15/2022	8		8		7.50%, 08/15/2029	121		139
7.00%, 12/15/2022	10		10		7.50%, 09/15/2029	42		43
7.00%, 12/15/2022	63		70		7.50%, 09/15/2029	22		23
7.00%, 01/15/2023	9		9		7.50%, 10/15/2029	71		77
7.00%, 01/15/2023	23		24		7.50%, 11/15/2029	53		55
7.00%, 01/15/2023	12		12		7.50%, 11/15/2029	87		93
7.00%, 02/15/2023	100		111		8.00%, 08/15/2016	14		15
7.00%, 07/15/2023	23		25		8.00%, 12/15/2016	4		4
7.00%, 07/15/2023	29		32		8.00%, 04/15/2017	10		10
7.00%, 07/15/2023	11		12		8.00%, 05/15/2017	3		3
7.00%, 08/15/2023	21		23		8.00%, 06/15/2017	2		2
7.00%, 10/15/2023	21		23		8.00%, 06/15/2017	6		6
7.00%, 12/15/2023	31		35		8.00%, 02/15/2022	31		35
7.00%, 12/15/2023	22		24		8.00%, 04/15/2022	26		29
7.00%, 01/15/2026	14		15		8.00%, 12/15/2030	9		12
7.00%, 01/15/2027	27		30		9.00%, 11/15/2021	87		94
7.00%, 10/15/2027	3		3		9.50%, 04/15/2016	2		2
7.00%, 10/15/2027	14		15		9.50%, 09/15/2016	2		2
7.00%, 10/15/2027	2		2		9.50%, 11/15/2016	4		4
7.00%, 11/15/2027	52		55		9.50%, 07/15/2017	17		17
7.00%, 12/15/2027	27		30		9.50%, 10/15/2017	7		7
7.00%, 12/15/2027	2		2		9.50%, 11/15/2017	13		14
7.00%, 02/15/2028	1		1		9.50%, 09/20/2018	44		46
7.00%, 04/15/2028	21		21		9.50%, 09/15/2020	9		9
7.00%, 04/15/2028	3		3		9.50%, 12/20/2020	20		20
7.00%, 06/15/2028	164		185		9.50%, 01/20/2021	3		3

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2013

					Portfolio Summary (unaudited)

U.S. GOVERNMENT & GOVERNMENT	Principal				Sector	Percent
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)	Mortgage Securities	91.31%
					Government	4 .75%
Government National Mortgage Association (GNMA)					Asset Backed Securities	2 .57%
(continued)					Financial	1 .14%
9.50%, 02/20/2021	$1		$2
9.50%, 03/20/2021	2		2		Other Assets in Excess of Liabilities, Net	0 .23%
9.50%, 08/15/2021	89		103		TOTAL NET ASSETS	100.00%
			$184,131

U.S. Treasury - 4.19%
1.75%, 10/31/2018	21,500		21,965
3.13%, 05/15/2021	13,500		14,509
4.13%, 05/15/2015	5,000		5,298
4.25%, 11/15/2040	11,400		12,779
4.88%, 08/15/2016	6,000		6,724
6.25%, 08/15/2023	10,200		13,566
			$74,841

U.S. Treasury Strip - 0.56%
0.00%, 11/15/2015(d),(e)	4,000		3,974
0.00%, 05/15/2020(d),(e)	6,800		6,031
			$10,005
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS			$1,172,044
	Maturity
REPURCHASE AGREEMENTS - 1.14%	Amount (000's)	Value	(000	's)

Banks - 1.14%
Investment in Joint Trading Account; Barclays $	4,838		$4,838
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $4,935,200; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	3,629		3,629
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $3,701,399; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	8,064		8,064
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $8,225,333; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)
Investment in Joint Trading Account; Merrill	3,774		3,774
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $3,849,110; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
			$20,305
TOTAL REPURCHASE AGREEMENTS			$20,305
Total Investments			$1,782,202
Other Assets in Excess of Liabilities, Net - 0.23%			$4,078
TOTAL NET ASSETS - 100.00%			$1,786,280

(a)	Variable Rate. Rate shown is in effect at October 31, 2013.
(b)			Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $134,624 or 7.54% of net assets.
(c)			Fair value of these investments is determined in good faith by the
Manager under procedures established and periodically reviewed by the
Board of Directors. At the end of the period, the fair value of these securities totaled $19,893 or 1.11% of net assets.
(d) Non-Income Producing Security
(e) Security is a Principal Only Strip.

See accompanying notes.

Schedule of Investments
High Yield Fund
October 31, 2013

	COMMON STOCKS - 0.01%	Shares Held	Value (000's)			Principal

	Biotechnology - 0.00%				BONDS (continued)	Amount (000's)		Value	(000	's)
	Neuro-Hitech Inc (a),(b)	250,000	$1		Automobile Parts & Equipment - 0.94%
					Continental Rubber of America Corp
					4.50%, 09/15/2019(d)		$9,665		$10,136
	Commercial Services - 0.00%
	Network Holding Co KSCC (a),(c)	393,257	—		Dana Holding Corp
					5.38%, 09/15/2021		4,070		4,162
					6.00%, 09/15/2023		8,135		8,338
	Computers - 0.00%				Gestamp Funding Luxembourg SA
	SONICblue Inc (a),(c)	10,000,000	—		5.63%, 05/31/2020(d)		5,481		5,536
					Rhino Bondco S.P.A
					7.25%, 11/15/2020(d),(f)	EUR	2,000		2,715
	Energy - Alternate Sources - 0.00%
	Ogden Corp (a),(b),(c)	5,000,000	—		Schaeffler Holding Finance BV
					6.88%, PIK 7.63%, 08/15/2018(d),(g)		$7,350		7,828
									$38,715
	Food Service - 0.01%
	FU JI Food and Catering Services Holdings	1,148,450	240	Banks	- 3.27%
	Ltd (a)				Ally Financial Inc
					5.50%, 02/15/2017		12,230		13,208
					CIT Group Inc
	Semiconductors - 0.00%				5.00%, 08/15/2022		1,980		2,005
	Tower Semiconductor Ltd - Warrants (a),(b),(c)	225,800	—		HBOS Capital Funding LP
	Tower Semiconductor Ltd - Warrants (a),(b),(c)	3,821,912	—		6.07%, 06/29/2049(d),(e)		10,360		10,308
			$—		ING Bank NV
	TOTAL COMMON STOCKS		$241		5.80%, 09/25/2023(d)		18,700		19,612
	PREFERRED STOCKS - 0.91%	Shares Held	Value (000's)		LBG Capital No.1 PLC
					8.00%, 12/29/2049(d),(e)		18,405		19,555
Banks	- 0.91%				Morgan Stanley
	Ally Financial Inc (d)	39,000	37,446
					4.88%, 11/01/2022		10,545		10,856
					RBS Capital Trust I
	TOTAL PREFERRED STOCKS		$37,446		2.11%, 12/29/2049(e)		2,727		2,454
		Principal			RBS Capital Trust III
BONDS	- 85.98%	Amount (000's) Value (000's)			5.51%, 09/29/2049		19,540		18,563
	Aerospace & Defense - 0.23%				Royal Bank of Scotland Group PLC
	Air 2 US				6.13%, 12/15/2022		7,085		7,325
	8.63%, 10/01/2020(c),(d)	$9,400	$9,588		UBS AG/Stamford CT
					7.63%, 08/17/2022		27,100		30,897
									$134,783
	Agriculture - 0.37%
	Pinnacle Operating Corp				Beverages - 0.44%
	9.00%, 11/15/2020(d)	14,793	15,459		Constellation Brands Inc
					3.75%, 05/01/2021		8,800		8,437
					4.25%, 05/01/2023		10,180		9,760
	Airlines - 0.53%								$18,197
	American Airlines 2013-2 Class A Pass
	Through Trust				Building Materials - 0.55%
	4.95%, 07/15/2024(d)	7,000	7,210		Boise Cascade Co
	Northwest Airlines 1999-2 Class B Pass				6.38%, 11/01/2020		6,275		6,557
	Through Trust				6.38%, 11/01/2020(d)		1,645		1,719
	7.95%, 09/01/2016(c)	3,442	3,337		Cemex SAB de CV
	United Airlines 2007-1 Class C Pass Through				7.25%, 01/15/2021(d)		14,285		14,553
	Trust								$22,829
	2.66%, 07/02/2014(c),(e)	7,508	7,508
	US Airways 2001-1G Pass Through Trust				Chemicals - 2.03%
	7.08%, 09/20/2022	3,657	3,849		Axiall Corp
					4.88%, 05/15/2023(d)		3,007		2,883
			$21,904		Cornerstone Chemical Co
	Apparel - 0.27%				9.38%, 03/15/2018(d)		5,730		5,988
	Quiksilver Inc / QS Wholesale Inc				9.38%, 03/15/2018		4,085		4,269
	7.88%, 08/01/2018(d)	835	893		Eagle Spinco Inc
	10.00%, 08/01/2020(d)	9,305	10,166		4.63%, 02/15/2021(d)		14,335		13,869
			$11,059		INEOS Group Holdings SA
					6.13%, 08/15/2018(d)		3,700		3,737
	Automobile Manufacturers - 1.61%				NOVA Chemicals Corp
	Chrysler Group LLC / CG Co-Issuer Inc				5.25%, 08/01/2023(d)		6,720		6,854
	8.00%, 06/15/2019	22,565	24,991		Taminco Global Chemical Corp
	Jaguar Land Rover Automotive PLC				9.75%, 03/31/2020(d)		40,820		46,331
	5.63%, 02/01/2023(d)	4,560	4,526
	7.75%, 05/15/2018(d)	7,845	8,522						$83,931
	8.13%, 05/15/2021(d)	5,440	6,174		Commercial Services - 0.63%
	Navistar International Corp				BakerCorp International Inc
	8.25%, 11/01/2021	21,650	22,110		8.25%, 06/01/2019		6,380		6,196
			$66,323		Igloo Holdings Corp
					8.25%, PIK 9.00%, 12/15/2017(d),(g)		8,395		8,526

See accompanying notes.

Schedule of Investments
High Yield Fund
October 31, 2013

	Principal							Principal
BONDS (continued)	Amount (000's)		Value	(000	's)		BONDS (continued)	Amount (000's)		Value	(000	's)

Commercial Services (continued)							Electric (continued)
Manutencoop Facility Management SpA							Indiantown Cogeneration LP
8.50%, 08/01/2020(d)	EUR	2,200		$3,047			9.77%, 12/15/2020		$5,185		$5,649
TMS International Corp							Mirant Mid Atlantic Pass Through Trust C
7.63%, 10/15/2021(d)		$7,865		8,219			10.06%, 12/30/2028		34,961		38,893
				$25,988			NRG Energy Inc
							8.25%, 09/01/2020		12,375		13,798
Computers - 3.55%											$103,500
Compiler Finance Sub Inc
7.00%, 05/01/2021(d)		20,165		19,862			Electrical Components & Equipment - 0.53%
NCR Corp							NorCell 1B AB
4.63%, 02/15/2021		32,148		31,746			12.40%, 12/01/2019(d),(e)	EUR	10,654		15,696
Oberthur Technologies Holding SAS							Norcell Sweden Holding 2 AB
9.25%, 04/30/2020	EUR	500		706			10.75%, 09/29/2019(d)		4,000		6,015
Seagate HDD Cayman											$21,711
4.75%, 06/01/2023(d)		$18,335		17,831
6.88%, 05/01/2020		67,180		73,730			Electronics - 0.75%
Spansion LLC							Rexel SA
							5.25%, 06/15/2020(d)		$5,800		5,916
7.88%, 11/15/2017		2,640		2,726
				$146,601			Viasystems Inc
							7.88%, 05/01/2019(d)		23,380		24,900
Consumer Products - 1.77%											$30,816
Reynolds Group Issuer Inc / Reynolds Group
Issuer LLC / Reynolds Group Issuer							Engineering & Construction - 0.34%
(Luxembourg) S.A.							Aguila 3 SA
							7.88%, 01/31/2018(d)		8,070		8,605
5.75%, 10/15/2020		3,825		3,949
7.13%, 04/15/2019		12,995		13,872			Weekley Homes LLC / Weekley Finance
7.88%, 08/15/2019		2,950		3,260			Corp
							6.00%, 02/01/2023(d)		5,620		5,437
9.00%, 04/15/2019		15,815		16,922
9.88%, 08/15/2019		31,533		34,884							$14,042
				$72,887			Entertainment - 3.39%
Distribution & Wholesale - 0.39%							CCM Merger Inc
							9.13%, 05/01/2019(d)		21,383		22,666
HD Supply Inc
7.50%, 07/15/2020(d)		15,120		15,952			Cinemark USA Inc
							4.88%, 06/01/2023		16,355		15,578
							DreamWorks Animation SKG Inc
Diversified Financial Services - 4.58%							6.88%, 08/15/2020(d)		16,530		17,584
AG Spring Finance II Ltd							Peninsula Gaming LLC / Peninsula Gaming
9.50%, 06/01/2019(d)	EUR	1,000		1,426			Corp
Aircastle Ltd							8.38%, 02/15/2018(d)		16,680		18,181
7.63%, 04/15/2020		$8,050		9,016			Regal Entertainment Group
9.75%, 08/01/2018		18,155		20,061			5.75%, 02/01/2025		6,210		5,915
Credit Acceptance Corp							9.13%, 08/15/2018		7,803		8,583
9.13%, 02/01/2017		24,940		26,312			WMG Acquisition Corp
Denali Borrower LLC / Denali Finance Corp							6.00%, 01/15/2021(d)		6,557		6,885
5.63%, 10/15/2020(d)		27,945		27,666			11.50%, 10/01/2018		27,245		31,502
DVI Inc							WMG Holdings Corp
0.00%, 02/01/2004(a),(b),(c)		8,575		600			13.75%, 10/01/2019		10,710		12,745
0.00%, 02/01/2004(a),(b),(c)		6,850		479							$139,639
Icahn Enterprises LP / Icahn Enterprises
Finance Corp							Environmental Control - 0.01%
8.00%, 01/15/2018		25,210		26,439			Bilbao Luxembourg SA
							10.50%, PIK 11.25%, 12/01/2018(d),(g)	EUR	400		549
International Lease Finance Corp
2.20%, 06/15/2016(e)		10,565		10,618
6.25%, 05/15/2019		12,540		13,669		Food	- 0.85%
8.62%, 09/15/2015(e)		9,690		10,780			Ingles Markets Inc
MPH Intermediate Holding Co 2							5.75%, 06/15/2023(d)		$15,425		15,116
8.38%, PIK 9.13%, 08/01/2018(d),(g)		19,515		20,271			Pinnacle Foods Finance LLC / Pinnacle Foods
SquareTwo Financial Corp							Finance Corp
11.63%, 04/01/2017		20,215		21,377			4.88%, 05/01/2021(d)		6,165		5,887
				$188,714			Sun Merger Sub Inc
							5.25%, 08/01/2018(d)		5,260		5,497
Electric - 2.51%							5.88%, 08/01/2021(d)		8,105		8,470
Dynegy Inc
5.88%, 06/01/2023(d)		12,455		11,770							$34,970
Elwood Energy LLC							Forest Products & Paper - 1.75%
8.16%, 07/05/2026		7,995		8,475			Exopack Holdings SA
Energy Future Intermediate Holding Co LLC /							7.88%, 11/01/2019(d),(f)		9,380		9,380
EFIH Finance Inc							Resolute Forest Products Inc
12.25%, 03/01/2022(d),(e)		16,867		19,397			5.88%, 05/15/2023(d)		15,665		14,255
10.00%, 12/01/2020		5,255		5,518

See accompanying notes.

Schedule of Investments
High Yield Fund
October 31, 2013

	Principal				Principal
BONDS (continued)	Amount (000's)	Value(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Forest Products & Paper (continued)				Internet - 1.23%
Sappi Papier Holding GmbH				Cerved Group SpA
7.50%, 06/15/2032(d)	$17,625	$13,704		8.00%, 01/15/2021(d)	EUR	850		$1,223
7.75%, 07/15/2017(d)	5,000	5,300		Equinix Inc
8.38%, 06/15/2019(d)	18,787	19,867		4.88%, 04/01/2020		$4,860		4,878
Verso Paper Holdings LLC / Verso Paper Inc				5.38%, 04/01/2023		15,430		15,314
11.75%, 01/15/2019	9,340	9,667		Zayo Group LLC / Zayo Capital Inc
		$72,173		10.13%, 07/01/2020		25,370		29,303

Healthcare - Products - 1.35%								$50,718
ConvaTec Finance International SA				Iron & Steel - 1.91%
8.25%, PIK 9.00%, 01/15/2019(d),(g)	25,165	25,951		AK Steel Corp
Universal Hospital Services Inc				8.38%, 04/01/2022		18,725		16,760
7.63%, 08/15/2020	28,360	29,778		ArcelorMittal
		$55,729		7.50%, 10/15/2039		45,095		44,531
				BlueScope Steel Finance Ltd/BlueScope Steel
Healthcare - Services - 2.69%				Finance USA LLC
Centene Corp				7.13%, 05/01/2018(d)		7,370		7,609
5.75%, 06/01/2017	14,793	15,791		Commercial Metals Co
Fresenius Medical Care US Finance II Inc				4.88%, 05/15/2023		10,545		10,018
5.88%, 01/31/2022(d)	7,825	8,294
Fresenius Medical Care US Finance Inc								$78,918
6.50%, 09/15/2018(d)	4,895	5,495		Lodging - 0.89%
HCA Holdings Inc				Caesars Entertainment Operating Co Inc
6.25%, 02/15/2021	2,480	2,604		11.25%, 06/01/2017		7,980		7,960
HCA Inc				MGM Resorts International
4.75%, 05/01/2023	21,400	20,624		6.63%, 12/15/2021		6,290		6,722
7.25%, 09/15/2020	12,480	13,681		10.00%, 11/01/2016		18,060		21,853
7.50%, 11/06/2033	6,010	6,040						$36,535
8.50%, 04/15/2019	15,170	16,289
Radnet Management Inc				Media- 5.77%
10.38%, 04/01/2018	20,859	22,111		Cablevision Systems Corp
		$110,929		8.00%, 04/15/2020		13,880		15,754
				CSC Holdings LLC
Holding Companies - Diversified - 0.51%				6.75%, 11/15/2021		4,685		5,107
Nielsen Co Luxembourg SARL/The				Cumulus Media Holdings Inc
5.50%, 10/01/2021(d)	20,355	20,915		7.75%, 05/01/2019		10,067		10,621
				DISH DBS Corp
				5.88%, 07/15/2022		34,170		34,981
Home Builders - 2.93%				6.75%, 06/01/2021		39,050		42,272
Ashton Woods USA LLC / Ashton Woods				7.88%, 09/01/2019		28,160		32,736
Finance Co
6.88%, 02/15/2021(d)	7,955	7,836		Network Communications Inc
				8.60%, PIK 8.60%, 01/14/2020(c),(d),(g)		2,927		—
Brookfield Residential Properties Inc /				Polish Television Holding BV
Brookfield Residential US Corp				11.00%, PIK 12.00%, 01/15/2021 (c),(g)	EUR	1,250		1,801
6.13%, 07/01/2022(d)	15,845	15,726
Lennar Corp				RCN Telecom Services LLC / RCN Capital
				Corp
4.13%, 12/01/2018	14,125	14,160		8.50%, 08/15/2020(d)		$12,605		12,731
4.75%, 11/15/2022(e)	29,605	28,051
				TVN Finance Corp III AB
MDC Holdings Inc				7.38%, 12/15/2020(d)	EUR	2,000		2,865
6.00%, 01/15/2043	21,965	19,181
Standard Pacific Corp				Unitymedia Hessen GmbH & Co KG /
				Unitymedia NRW GmbH
6.25%, 12/15/2021	8,230	8,477		5.50%, 01/15/2023(d)		$15,020		14,832
WCI Communities Inc
6.88%, 08/15/2021(d)	16,220	15,814		Univision Communications Inc
				6.75%, 09/15/2022(d)		5,000		5,450
Woodside Homes Co LLC / Woodside Homes				6.88%, 05/15/2019(d)		6,735		7,257
Finance Inc				8.50%, 05/15/2021(d)		14,896		16,497
6.75%, 12/15/2021(d)	11,620	11,504
				WideOpenWest Finance LLC /
		$120,749		WideOpenWest Capital Corp
Insurance - 2.11%				13.38%, 10/15/2019		30,475		35,046
CNO Financial Group Inc								$237,950
6.38%, 10/01/2020(d)	5,770	6,073
Fidelity & Guaranty Life Holdings Inc				Mining - 1.40%
6.38%, 04/01/2021(d)	8,155	8,502		FMG Resources August 2006 Pty Ltd
				6.88%, 02/01/2018(d)		13,350		14,151
ING US Inc				6.88%, 04/01/2022(d)		4,105		4,362
5.65%, 05/15/2053(e)	41,475	39,469
				8.25%, 11/01/2019(d)		14,720		16,339
Liberty Mutual Group Inc
7.00%, 03/15/2037(d),(e)	19,172	19,939		Midwest Vanadium Pty Ltd
				11.50%, 02/15/2018(d)		12,060		10,130
XL Group PLC
6.50%, 12/31/2049(e)	13,292	13,039		St Barbara Ltd
				8.88%, 04/15/2018(d)		15,120		12,701
		$87,022						$57,683

See accompanying notes.

Schedule of Investments
High Yield Fund
October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

Oil & Gas - 9.33%						Pharmaceuticals - 0.62%
Antero Resources Finance Corp						Par Pharmaceutical Cos Inc
5.38%, 11/01/2021(d),(f)	$12,070		$12,266			7.38%, 10/15/2020(d)	$7,460		$7,796
Carrizo Oil & Gas Inc						Valeant Pharmaceuticals International
7.50%, 09/15/2020	11,280		12,295			7.50%, 07/15/2021(d)	15,865		17,610
8.63%, 10/15/2018	17,745		19,431						$25,406
Chaparral Energy Inc
7.63%, 11/15/2022	13,840		14,947			Pipelines - 1.39%
9.88%, 10/01/2020	6,750		7,695			Access Midstream Partners LP / ACMP
Chesapeake Energy Corp						Finance Corp
5.75%, 03/15/2023	6,595		6,991			4.88%, 05/15/2023	10,930		10,875
6.13%, 02/15/2021	5,525		6,036			5.88%, 04/15/2021	5,780		6,199
Concho Resources Inc						Crestwood Midstream Partners LP / Crestwood
7.00%, 01/15/2021	10,270		11,451			Midstream Finance Corp
						6.13%, 03/01/2022(d),(f)	4,520		4,622
Continental Resources Inc/OK
4.50%, 04/15/2023	36,895		37,218			MarkWest Energy Partners LP / MarkWest
5.00%, 09/15/2022	34,345		35,762			Energy Finance Corp
EP Energy LLC / EP Energy Finance Inc						6.25%, 06/15/2022	8,036		8,719
9.38%, 05/01/2020	18,325		21,165			6.50%, 08/15/2021	9,434		10,236
Halcon Resources Corp						Sabine Pass Liquefaction LLC
						5.63%, 02/01/2021(d)	10,410		10,514
8.88%, 05/15/2021	16,625		17,311
9.25%, 02/15/2022(d)	6,000		6,360			Tesoro Logistics LP / Tesoro Logistics
9.75%, 07/15/2020	1,705		1,854			Finance Corp
Kodiak Oil & Gas Corp						6.13%, 10/15/2021	6,115		6,329
5.50%, 01/15/2021(d)	16,200		16,605						$57,494
5.50%, 02/01/2022(d)	5,315		5,421			Real Estate - 0.67%
8.13%, 12/01/2019	12,060		13,387			Crescent Resources LLC / Crescent Ventures
Linn Energy LLC / Linn Energy Finance						Inc
Corp						10.25%, 08/15/2017(d)	16,155		17,609
7.00%, 11/01/2019(d),(e)	9,585		9,561			Mattamy Group Corp
Oasis Petroleum Inc						6.50%, 11/15/2020(d)	10,300		10,171
6.50%, 11/01/2021	3,655		3,957						$27,780
6.88%, 03/15/2022(d)	5,645		6,097
6.88%, 01/15/2023	11,425		12,396		REITS	- 1.00%
Pacific Drilling SA						DuPont Fabros Technology LP
5.38%, 06/01/2020(d)	7,706		7,764			5.88%, 09/15/2021(d)	8,065		8,267
PDC Energy Inc						iStar Financial Inc
7.75%, 10/15/2022	24,945		27,065			3.88%, 07/01/2016	1,630		1,658
Plains Exploration & Production Co						4.88%, 07/01/2018	8,230		8,065
6.50%, 11/15/2020	12,665		13,953			7.13%, 02/15/2018	12,385		13,469
6.88%, 02/15/2023	12,760		14,132			9.00%, 06/01/2017	8,295		9,664
RKI Exploration & Production LLC / RKI									$41,123
Finance Corp						Retail - 3.88%
8.50%, 08/01/2021(d)	14,557		15,139
						Building Materials Holding Corp
Seadrill Ltd						9.00%, 09/15/2018(d)	8,210		8,620
5.63%, 09/15/2017(d)	27,540		28,435
						Claire's Stores Inc
			$384,694			6.13%, 03/15/2020(d)	8,170		8,231
Oil & Gas Services - 1.13%						7.75%, 06/01/2020(d)	4,240		4,219
Basic Energy Services Inc						8.88%, 03/15/2019	7,555		8,216
7.75%, 02/15/2019	11,395		11,822			9.00%, 03/15/2019(d)	12,410		13,868
7.75%, 10/15/2022	9,993		10,093			Gymboree Corp/The
Hornbeck Offshore Services Inc						9.13%, 12/01/2018	1,545		1,495
5.00%, 03/01/2021	9,820		9,648			Landry's Holdings II Inc
Key Energy Services Inc						10.25%, 01/01/2018(d)	18,155		19,199
6.75%, 03/01/2021	14,891		15,152			Landry's Inc
			$46,715			9.38%, 05/01/2020(d)	13,365		14,468
						Michaels FinCo Holdings LLC / Michaels
Packaging & Containers - 1.14%						FinCo Inc
ARD Finance SA						7.50%, PIK 8.25%, 08/01/2018(d),(g)	15,570		16,076
11.13%, PIK 11.13%, 06/01/2018(d),(g)	2,867		3,154			Neiman Marcus Group Inc/The
Ardagh Packaging Finance PLC / Ardagh MP						8.75%, 10/15/2021(d)	20,660		21,228
Holdings USA Inc						New Academy Finance Co LLC / New
7.00%, 11/15/2020(d)	5,885		5,855			Academy Finance Corp
Crown Cork & Seal Co Inc						8.00%, PIK 8.75%, 06/15/2018(d),(g)	21,990		22,485
7.38%, 12/15/2026	16,654		18,444			Petco Holdings Inc
Exopack Holding Corp						8.50%, PIK 9.25%, 10/15/2017(d),(g)	9,525		9,715
10.00%, 06/01/2018	18,220		19,678			Suburban Propane Partners LP/Suburban
			$47,131			Energy Finance Corp
						7.38%, 03/15/2020	11,525		12,361
									$160,181

See accompanying notes.

Schedule of Investments
High Yield Fund
October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)		Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Savings & Loans - 0.00%						Telecommunications (continued)
Washington Mutual Bank / Henderson NV						Sprint Communications Inc (continued)
0.00%, 06/15/2011(a),(c)		$3,500		$—		9.00%, 11/15/2018(d)		$12,425		$15,065
0.00%, 01/15/2013(a)		3,000		1		Sprint Corp
0.00%, 01/15/2015(a),(e)		2,000		—		7.88%, 09/15/2023(d)		12,845		13,937
				$1		T-Mobile USA Inc
						6.63%, 04/28/2021		12,140		12,838
Semiconductors - 0.50%						UPCB Finance VI Ltd
Jazz Technologies Inc						6.88%, 01/15/2022(d)		3,750		4,041
8.00%, 06/30/2015(d)		1		1
						Wind Acquisition Finance SA
8.00%, 06/30/2015		21,517		20,495		6.50%, 04/30/2020(d)		300		309
				$20,496		7.25%, 02/15/2018(d)		9,450		9,923
Software - 0.63%						11.75%, 07/15/2017(d)		7,792		8,279
Activision Blizzard Inc						Wind Acquisition Holdings Finance SA
5.63%, 09/15/2021(d)		9,645		9,982		12.25%, PIK 12.25%, 07/15/2017(d),(g)		11,340		11,539
6.13%, 09/15/2023(d)		15,525		16,224						$472,799
				$26,206		Transportation - 2.14%
Telecommunications - 11.47%						Navios Maritime Acquisition Corp / Navios
Altice Finco SA						Acquisition Finance US Inc
9.00%, 06/15/2023(d)	EUR	1,750		2,578		8.13%, 11/15/2021(d),(f)		34,400		34,744
9.88%, 12/15/2020(d)		$11,457		12,803		8.63%, 11/01/2017		27,571		28,908
Clearwire Communications LLC/Clearwire						Navios South American Logistics Inc / Navios
Finance Inc						Logistics Finance US Inc
12.00%, 12/01/2015(d)		20,470		21,227		9.25%, 04/15/2019		4,985		5,396
Digicel Group Ltd						Swift Services Holdings Inc
8.25%, 09/30/2020(d)		5,485		5,787		10.00%, 11/15/2018		11,155		12,494
10.50%, 04/15/2018(d)		12,250		13,230		Topaz Marine SA
Digicel Ltd						8.63%, 11/01/2018(d),(f)		6,540		6,612
6.00%, 04/15/2021(d)		14,950		14,501						$88,154
8.25%, 09/01/2017(d)		7,360		7,665		TOTAL BONDS				$3,545,658
Eileme 1 AB							Principal
14.25%, PIK 14.25%, 08/15/2020(d),(g)		3,098		3,331		CONVERTIBLE BONDS - 0.00%	Amount (000's)			Value(000	's)
Eileme 2 AB
11.63%, 01/31/2020(d)		11,125		12,988		Food Service - 0.00%
Goodman Networks Inc						FU JI Food and Catering Services Holdings
13.12%, 07/01/2018 (d),(e)		22,998		24,263		Ltd
						0.00%, 11/09/2009(a),(c)	HKD	46,500		—
12.13%, 07/01/2018(d)		4,005		4,225
						0.00%, 10/18/2010(a),(b),(c)	CNY	245,000		—
Intelsat Jackson Holdings SA
5.50%, 08/01/2023(d)		27,970		26,991						$—
7.25%, 10/15/2020		24,500		26,583		TOTAL CONVERTIBLE BONDS				$—
Intelsat Luxembourg SA						SENIOR FLOATING RATE INTERESTS -	Principal
6.75%, 06/01/2018(d)		5,000		5,262		7.48%	Amount (000's) Value (000's)
7.75%, 06/01/2021(d)		14,565		15,366		Automobile Manufacturers - 0.10%
8.13%, 06/01/2023(d)		12,950		13,695		Chrysler Group LLC, Term Loan B
Koninklijke KPN NV						4.25%, 05/24/2017(e)		$4,132		$4,167
7.00%, 03/28/2073(d),(e)		6,425		6,602
Level 3 Communications Inc
11.88%, 02/01/2019		11,823		13,714		Automobile Parts & Equipment - 0.19%
Level 3 Financing Inc						Schaeffler AG, Term Loan C
6.13%, 01/15/2021(d),(f)		5,720		5,820		4.25%, 01/20/2017(e)		8,045		8,078
8.13%, 07/01/2019		12,535		13,820
10.00%, 02/01/2018		11,280		12,056		Building Materials - 0.22%
Matterhorn Financing & CY SCA						CPG International Inc, Term Loan B
9.00%, 04/15/2019(d)	EUR	6,850		9,440		4.75%, 09/30/2020(e)		9,000		9,011
MetroPCS Wireless Inc
6.25%, 04/01/2021(d)		$18,595		19,455
Mobile Challenger Intermediate Group SA						Chemicals - 0.76%
8.75%, PIK 9.50%, 03/15/2019(d),(g)	EUR	4,300		5,926		AIlnex Luxembourg & CY SCA, Term Loan
						8.25%, 03/12/2020(e)		8,045		8,266
NII Capital Corp
7.63%, 04/01/2021		$21,115		12,247		Ineos US Finance LLC, Term Loan B
						4.00%, 05/04/2018(e)		10,264		10,294
NII International Telecom SCA
7.88%, 08/15/2019(d)		4,155		3,615		MacDermid Inc, Term Loan
11.38%, 08/15/2019(d)		4,500		4,275		7.75%, 12/04/2020(e)		9,430		9,554
SoftBank Corp						Taminco Global Chemical Corp, Term Loan
4.50%, 04/15/2020(d)		28,380		28,096		B
						4.25%, 02/15/2019(e)		3,022		3,037
Sprint Capital Corp
6.88%, 11/15/2028		7,235		6,873						$31,151
Sprint Communications Inc
6.00%, 11/15/2022		16,545		16,297
7.00%, 08/15/2020		26,235		28,137

See accompanying notes.

Schedule of Investments
High Yield Fund
October 31, 2013

SENIOR FLOATING RATE INTERESTS	Principal			SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)			(continued)	Amount (000's) Value (000's)

Commercial Services - 0.12%				Media (continued)
ISS A/S, Term Loan B				Virgin Media Investment Holdings Ltd, Term
3.75%, 04/18/2018(e)	$4,988	$4,991		Loan B
				3.50%, 02/15/2020(e)	$8,195	$8,191
				WideOpenWest Finance LLC, Term Loan B
Diversified Financial Services - 0.05%				4.75%, 03/27/2019(e)	9,922	10,001
Faenza Acquisition GmbH, Term Loan B1
4.25%, 07/30/2020(e)	2,000	2,002				$32,778
				Mining - 0.11%
Electric - 0.51%				FMG Resources August 2006 Pty Ltd, Term
Dynegy Inc, Term Loan B2				Loan B
				5.25%, 10/12/2017(e)	4,693	4,699
4.00%, 04/16/2020(e)	1,752	1,752
Texas Competitive Electric Holdings Co LLC,
Term Loan NONEXT				Oil & Gas - 0.55%
3.70%, 10/10/2014(e)	28,373	19,087		Chesapeake Energy Corp, Term Loan B
		$20,839		5.75%, 12/02/2017(e)	21,475	21,931
				EP Energy LLC, Term Loan B3
Entertainment - 1.01%				3.50%, 05/24/2018(e)	730	730
CCM Merger Inc, Term Loan
5.00%, 02/01/2017(e)	18,407	18,499				$22,661
Peninsula Gaming LLC, Term Loan B				Pharmaceuticals - 0.25%
4.25%, 11/30/2017(e)	11,928	11,955		Par Pharmaceutical Cos Inc, Term Loan B
WMG Acquisition Corp, Term Loan B				4.25%, 09/28/2019(e)	10,217	10,246
3.75%, 07/07/2020(e)	11,282	11,286

		$41,740		Pipelines - 0.05%
Forest Products & Paper - 0.46%				NGPL PipeCo LLC, Term Loan B
Caraustar Industries Inc, Term Loan B				6.75%, 05/04/2017(e)	2,052	1,918
7.50%, 04/26/2019(e)	9,453	9,607
Exopack Holdings SA, Term Loan B
0.00%, 04/24/2019(e),(h)	4,200	4,250	REITS	- 0.24%
				iStar Financial Inc, Term Loan A2
Exopack LLC, Term Loan B				7.00%, 06/30/2014(e)	9,704	9,944
5.00%, 05/31/2017(e)	4,902	4,969
		$18,826
				Telecommunications - 0.06%
Healthcare - Products - 0.19%				Integra Telecom Holdings Inc, Term Loan
Kinetic Concepts Inc, Term Loan D1				9.75%, 02/19/2020(e)	2,510	2,579
4.50%, 05/04/2018(e)	7,884	7,970

				Transportation - 0.17%
Insurance - 0.77%				State Class Tankers II LLC, Term Loan B
Asurion LLC, Term Loan B2				6.75%, 06/19/2020(e)	7,110	7,146
3.50%, 06/19/2020(e)	6,711	6,581
CNO Financial Group Inc, Term Loan B2				TOTAL SENIOR FLOATING RATE INTERESTS		$308,630
3.75%, 09/28/2018(e)	6,143	6,152
Lonestar Intermediate Super Holdings LLC,					Maturity
Term Loan				REPURCHASE AGREEMENTS - 5.83%	Amount (000's)	Value (000's)
11.00%, 08/07/2019(e)	18,290	18,945		Banks- 5.83%
		$31,678	Investment in Joint Trading Account; Barclays $		57,334	$57,334
				Bank PLC Repurchase Agreement; 0.07%
Internet - 0.04%				dated 10/31/2013 maturing 11/01/2013
Zayo Group LLC, Term Loan B				(collateralized by US Government
4.50%, 07/02/2019(e)	1,742	1,749
				Securities; $58,480,505; 0.25% - 2.63%;
				dated 06/30/15 - 08/15/20)
Lodging - 0.84%				Investment in Joint Trading Account; Credit	43,000	43,000
Caesars Entertainment Operating Co Inc, Term				Suisse Repurchase Agreement; 0.08%
Loan B4				dated 10/31/2013 maturing 11/01/2013
9.50%, 10/31/2016(e)	2,119	2,116		(collateralized by US Government
Caesars Entertainment Operating Co Inc, Term				Securities; $43,860,378; 0.00%; dated
Loan B6				08/15/16 - 08/15/37)
5.49%, 01/28/2018(e)	34,508	32,341		Investment in Joint Trading Account; Deutsche	95,557	95,557
		$34,457		Bank Repurchase Agreement; 0.11% dated
				10/31/2013 maturing 11/01/2013
Media- 0.79%				(collateralized by US Government
Cumulus Media Holdings Inc, Term Loan				Securities; $97,467,509; 0.00% - 5.50%;
7.50%, 01/14/2019(e)	3,099	3,165
				dated 12/27/13 - 07/15/36)
Univision Communications Inc, Term Loan
C1
4.50%, 02/28/2020(e)	8,089	8,127
Univision Communications Inc, Term Loan
C3
4.00%, 03/01/2020(e)	3,293	3,294

See accompanying notes.

Schedule of Investments High Yield Fund October 31, 2013

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value(000	's)

Banks (continued)
Investment in Joint Trading Account; Merrill	$44,716	$44,716
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $45,610,700; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
		$240,607
TOTAL REPURCHASE AGREEMENTS		$240,607
Total Investments		$4,132,582
Liabilities in Excess of Other Assets, Net - (0.22)%		$(8,952)
TOTAL NET ASSETS - 100.00%		$4,123,630

(a)	Non-Income Producing Security
(b)	Security is Illiquid
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $23,313 or 0.57% of net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $1,656,833 or 40.18% of net assets.
(e)	Variable Rate. Rate shown is in effect at October 31, 2013.
(f)	Security purchased on a when-issued basis.
(g)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(h)	This Senior Floating Rate Note will settle after October 31, 2013, at which time the interest rate will be determined.

Portfolio Summary (unaudited)

Sector	Percent
Financial	19.43%
Communications	19.36%
Consumer, Cyclical	16.98%
Energy	12.45%
Consumer, Non-cyclical	9.28%
Basic Materials	8 .42%
Industrial	6.08%
Technology	4.68%
Utilities	3.02%
Diversified	0 .51%
Liabilities in Excess of Other Assets, Net	(0.22)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2013

COMMON STOCKS - 0.28%	Shares Held	Value(000	's)	PREFERRED STOCKS (continued)	Shares Held	Value	(000	's)

Agriculture - 0.00%				Packaging & Containers - 0.00%
Eurofresh Inc (a),(b),(c)	43,973	$—		Constar International (a),(b),(c)	977		$—
Automobile Manufacturers - 0.03%				TOTAL PREFERRED STOCKS			$10,023
General Motors Co (a)	11,656	431			Principal
				BONDS- 86.43%	Amount (000's)	Value	(000	's)

Building Materials - 0.03%				Advertising - 0.28%
US Concrete Inc (a)	21,880	478		inVentiv Health Inc
				9.00%, 01/15/2018(d)	$570		$594
				11.00%, 08/15/2018(d),(e)	1,226		1,053
Computers - 0.00%				11.00%, 08/15/2018(d),(e)	835		722
Stratus Technologies Bermuda Ltd / Stratus	12,366	—		Sitel LLC / Sitel Finance Corp
Technologies Inc (a),(b),(c)				11.50%, 04/01/2018	1,495		1,297
				11.00%, 08/01/2017(d)	545		593
Diversified Financial Services - 0.02%							$4,259
Capmark Financial Group Inc (a),(c)	10,610,000	57
Somerset Cayuga Holding Co Inc (a),(c)	6,862	178		Aerospace & Defense - 0.44%
				Alliant Techsystems Inc
		$235		5.25%, 10/01/2021(d),(f)	466		469
Electric - 0.09%				B/E Aerospace Inc
AES Eastern Energy LP (a),(b),(c)	2,000,000	—		5.25%, 04/01/2022	1,072		1,101
Dynegy Inc (a)	74,998	1,457		6.88%, 10/01/2020	1,664		1,835
		$1,457		Esterline Technologies Corp
				7.00%, 08/01/2020	750		816
Forest Products & Paper - 0.08%				GenCorp Inc
NewPage Group Inc (a),(b),(c)	14,800	1,291		7.13%, 03/15/2021(d)	316		338
				TransDigm Inc
Metal Fabrication & Hardware - 0.02%				7.75%, 12/15/2018	1,000		1,075
Wolverine Tube Inc (a),(c)	8,336	247		Triumph Group Inc
				8.00%, 11/15/2017	532		554
				8.63%, 07/15/2018	460		499
Packaging & Containers - 0.00%							$6,687
Constar International (a),(b),(c)	9,689	—
				Agriculture - 0.02%
				Alliance One International Inc
Retail - 0.01%				9.88%, 07/15/2021(d)	375		360
Neebo Inc (a),(b),(c)	20,064	121		Eurofresh Inc
Neebo Inc - Warrants (a),(b),(c)	7,519	—		15.00%, PIK 11.85%, 11/18/2016(b),(c),(g)	242		—
Neebo Inc - Warrants (a),(b),(c)	3,508	—					$360
Real Mex Restaurants Inc (a),(b),(c)	400,000	—
		$121		Airlines - 0.96%
				American Airlines 2013-2 Class A Pass
Transportation - 0.00%				Through Trust
General Maritime Corp (a),(b),(c)	974	14		4.95%, 07/15/2024(d)	1,355		1,396
General Maritime Corp - Warrants (a),(b),(c)	1,507	—		Continental Airlines 2003-ERJ1 Pass Through
		$14		Trust
TOTAL COMMON STOCKS		$4,274		7.88%, 01/02/2020(b)	1,805		1,922
CONVERTIBLE PREFERRED STOCKS -				Continental Airlines 2004-ERJ1 Pass Through
0.04%	Shares Held	Value(000	's)	Trust
				9.56%, 09/01/2019	379		421
Automobile Manufacturers - 0.04%				Continental Airlines 2005-ERJ1 Pass Through
General Motors Co	13,350	685		Trust
				9.80%, 04/01/2021	2,697		3,007
TOTAL CONVERTIBLE PREFERRED STOCKS		$685		Continental Airlines 2006-ERJ1 Pass Through
PREFERRED STOCKS - 0.66%	Shares Held	Value(000	's)	Trust
Agriculture - 0.00%				9.32%, 11/01/2019(c),(d)	228		250
Eurofresh Inc (a),(b),(c)	80	—		Delta Air Lines 2007-1 Class B Pass Through
				Trust
				8.02%, 08/10/2022	498		539
Banks- 0.41%				Delta Air Lines 2007-1 Class C Pass Through
Ally Financial Inc (d)	3,116	2,992
				Trust
COBANK ACB 11.00%; Series D	60,000	3,197		8.95%, 08/10/2014	133		135
		$6,189		Delta Air Lines 2012-1 Class B Pass Through
Computers - 0.00%				Trust
				6.88%, 05/07/2019(c),(d)	1,037		1,091
Stratus Technologies Bermuda Ltd / Stratus	2,814	—
Technologies Inc (a),(b),(c)				Northwest Airlines 2007-1 Class A Pass
				Through Trust
				7.03%, 11/01/2019	1,911		2,088
Insurance - 0.25%				UAL 2007-1 Pass Through Trust
Hartford Financial Services Group Inc	19,400	560		6.64%, 01/02/2024	537		564
XLIT Ltd	3,935	3,274		UAL 2009-2A Pass Through Trust
		$3,834		9.75%, 01/15/2017	750		861

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2013

		Principal					Principal
	BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

	Airlines (continued)					Banks (continued)
	UAL 2009-2B Pass Through Trust					Wachovia Capital Trust III
	12.00%, 07/15/2017(d)	$415		$468		5.57%, 03/29/2049(e)	$2,204		$2,061
	United Airlines Inc					Wells Fargo & Co
	6.75%, 09/15/2015(d)	1,060		1,092		7.98%, 12/31/2049(e)	1,500		1,691
	US Airways 2013-1 Class B Pass Through								$61,187
	Trust
	5.38%, 11/15/2021(c)	855		819		Beverages - 0.12%
				$14,653		Constellation Brands Inc
						3.75%, 05/01/2021	229		220
	Automobile Manufacturers - 0.64%					4.25%, 05/01/2023	461		442
	Chrysler Group LLC / CG Co-Issuer Inc					6.00%, 05/01/2022	295		321
	8.25%, 06/15/2021	3,147		3,560		7.25%, 05/15/2017	275		320
	Ford Motor Co					Crestview DS Merger Sub II Inc
	9.22%, 09/15/2021	500		657		10.00%, 09/01/2021(d)	480		499
	9.98%, 02/15/2047	1,570		2,193					$1,802
	General Motors Co
	0.00%, 11/15/2015(a),(b),(c)	100		—		Building Materials - 1.99%
	0.00%, 11/15/2015(a),(b),(c)	75		—		Associated Materials LLC / AMH New
	0.00%, 12/01/2020(a),(b),(c)	25		—		Finance Inc
						9.13%, 11/01/2017(d)	395		421
	0.00%, 12/01/2020(a),(b),(c)	50		—
	0.00%, 07/15/2023(a),(b),(c)	1,000		—		Building Materials Corp of America
						6.75%, 05/01/2021(d)	2,000		2,175
	0.00%, 09/01/2025(a),(b),(c)	700		—
	0.00%, 05/01/2028(a),(b),(c)	150		—		Cemex Espana Luxembourg
						9.25%, 05/12/2020(d)	1,900		2,071
	0.00%, 07/15/2033(a),(b),(c)	5,050		—
						9.88%, 04/30/2019(d)	3,725		4,209
	0.00%, 03/15/2036(a),(b),(c)	725		—
	Jaguar Land Rover Automotive PLC					Cemex Finance LLC
						9.38%, 10/12/2022(d)	1,425		1,600
	5.63%, 02/01/2023(d)	300		298
	Navistar International Corp					Cemex SAB de CV
						5.25%, 09/30/2015(d),(e)	1,000		1,034
	8.25%, 11/01/2021	3,080		3,145		6.50%, 12/10/2019(d)	325		330
				$9,853		7.25%, 01/15/2021(d)	200		204
	Automobile Parts & Equipment - 0.41%					9.00%, 01/11/2018(d)	650		707
	Goodyear Tire & Rubber Co/The					Lafarge SA
	6.50%, 03/01/2021	3,050		3,225		7.13%, 07/15/2036	550		568
	7.00%, 05/15/2022	1,745		1,876		Louisiana-Pacific Corp
	Schaeffler Finance BV					7.50%, 06/01/2020	300		331
	4.75%, 05/15/2021(d)	475		474		Masco Corp
	Stackpole International Intermediate Co SA /					5.95%, 03/15/2022	370		392
	Stackpole International Powder Meta					6.13%, 10/03/2016	925		1,031
	7.75%, 10/15/2021(d)	640		666		7.13%, 03/15/2020	48		55
				$6,241		Masonite International Corp
						8.25%, 04/15/2021(d)	1,393		1,532
Banks	- 4.00%					Nortek Inc
	Ally Financial Inc					8.50%, 04/15/2021	639		700
	5.50%, 02/15/2017	1,403		1,515		Roofing Supply Group LLC / Roofing Supply
	6.25%, 12/01/2017	4,672		5,174		Finance Inc
	6.75%, 12/01/2014	2,685		2,826		10.00%, 06/01/2020(d)	625		706
	8.00%, 03/15/2020	6,730		7,992		USG Corp
	8.00%, 11/01/2031	4,351		5,189		5.88%, 11/01/2021(d)	263		268
	AmSouth Bancorp					7.88%, 03/30/2020(d)	26		29
	6.75%, 11/01/2025	560		608		8.38%, 10/15/2018(d)	1,625		1,767
	Bank of America Corp					9.75%, 01/15/2018(e)	5,700		6,697
	8.00%, 12/29/2049(e)	1,223		1,355
	8.13%, 12/29/2049(e)	3,195		3,570		Vulcan Materials Co
						7.50%, 06/15/2021	3,140		3,529
	Barclays Bank PLC								$30,356
	7.63%, 11/21/2022	1,330		1,372
	CIT Group Inc					Chemicals - 2.22%
	4.25%, 08/15/2017	8,000		8,390		Ashland Inc
	5.00%, 05/15/2017	1,482		1,593		3.00%, 03/15/2016	688		703
	5.00%, 08/15/2022	2,098		2,124		3.88%, 04/15/2018	846		850
	5.38%, 05/15/2020	1,967		2,107		4.75%, 08/15/2022	1,237		1,188
	5.50%, 02/15/2019(d)	3,045		3,296		Basell Finance Co BV
	6.63%, 04/01/2018(d)	3,360		3,809		8.10%, 03/15/2027(d)	825		1,077
	Citigroup Inc					Celanese US Holdings LLC
	5.95%, 12/29/2049	1,881		1,794		4.63%, 11/15/2022	905		889
	Royal Bank of Scotland Group PLC					Chemtura Corp
	6.10%, 06/10/2023	627		645		5.75%, 07/15/2021	1,450		1,468
	6.13%, 12/15/2022	2,291		2,369		Huntsman International LLC
	Royal Bank of Scotland PLC/The					4.88%, 11/15/2020	1,175		1,169
	9.50%, 03/16/2022(e)	1,465		1,707		8.63%, 03/15/2020	860		952
						8.63%, 03/15/2021	2,210		2,481

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2013

		Principal					Principal
	BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

	Chemicals (continued)					Commercial Services (continued)
	INEOS Group Holdings SA					Deluxe Corp
	6.13%, 08/15/2018(d)	$525		$530		7.00%, 03/15/2019	$1,310		$1,408
	LyondellBasell Industries NV					Envision Healthcare Corp
	5.00%, 04/15/2019	800		896		8.13%, 06/01/2019	2,440		2,650
	6.00%, 11/15/2021	750		873		FTI Consulting Inc
	Momentive Performance Materials Inc					6.75%, 10/01/2020	750		802
	8.88%, 10/15/2020	1,170		1,237		Garda World Security Corp
	9.00%, 01/15/2021	7,976		7,059		9.75%, 03/15/2017(d)	1,315		1,420
	NOVA Chemicals Corp					9.75%, 03/15/2017(d)	287		310
	5.25%, 08/01/2023(d)	335		342		H&E Equipment Services Inc
	Olin Corp					7.00%, 09/01/2022	1,219		1,329
	5.50%, 08/15/2022	900		904		Harland Clarke Holdings Corp
	PolyOne Corp					6.00%, 05/15/2015(e)	2,315		2,315
	5.25%, 03/15/2023	1,539		1,529		9.75%, 08/01/2018(d)	1,400		1,515
	7.38%, 09/15/2020	1,257		1,392		Hertz Corp/The
	PQ Corp					4.25%, 04/01/2018(d)	330		331
	8.75%, 05/01/2018(d)	4,625		5,007		5.88%, 10/15/2020	1,144		1,204
	Rain CII Carbon LLC / CII Carbon Corp					6.25%, 10/15/2022	670		702
	8.00%, 12/01/2018(d)	830		857		6.75%, 04/15/2019	228		246
	8.25%, 01/15/2021(d)	710		733		7.38%, 01/15/2021	180		200
	Tronox Finance LLC					Iron Mountain Inc
	6.38%, 08/15/2020	825		842		5.75%, 08/15/2024	1,520		1,452
	US Coatings Acquisition Inc / Axalta Coating					7.75%, 10/01/2019	2,404		2,672
	Systems Dutch Holding B BV					8.38%, 08/15/2021	1,603		1,731
	7.38%, 05/01/2021(d)	885		940		Jaguar Holding Co I
				$33,918		9.38%, PIK 10.13%, 10/15/2017(d),(g)	810		859
						Jaguar Holding Co II / Jaguar Merger Sub Inc
Coal	- 1.23%					9.50%, 12/01/2019(d)	1,125		1,263
	Alpha Natural Resources Inc					Knowledge Universe Education LLC
	6.00%, 06/01/2019	2,266		1,949		7.75%, 02/01/2015(d)	1,865		1,837
	6.25%, 06/01/2021	3,540		3,000		Lender Processing Services Inc
	9.75%, 04/15/2018	1,570		1,617		5.75%, 04/15/2023	675		704
	Arch Coal Inc					Live Nation Entertainment Inc
	7.25%, 10/01/2020	1,030		784		7.00%, 09/01/2020(d)	474		504
	7.25%, 06/15/2021	2,210		1,685		Mustang Merger Corp
	8.75%, 08/01/2016	1,195		1,195		8.50%, 08/15/2021(d)	33		34
	9.88%, 06/15/2019(d)	1,375		1,169
						RR Donnelley & Sons Co
	Consol Energy Inc					7.00%, 02/15/2022	3,325		3,524
	6.38%, 03/01/2021	750		786		7.25%, 05/15/2018	2,810		3,168
	8.25%, 04/01/2020	1,005		1,099		7.63%, 06/15/2020	2,815		3,110
	Peabody Energy Corp					7.88%, 03/15/2021	3,365		3,752
	6.00%, 11/15/2018	1,750		1,846		8.25%, 03/15/2019	2,275		2,616
	6.25%, 11/15/2021	2,220		2,292		Safway Group Holding LLC / Safway Finance
	Walter Energy Inc					Corp
	8.50%, 04/15/2021(d)	760		644
						7.00%, 05/15/2018(d)	422		437
	9.50%, 10/15/2019(d)	725		765
						Service Corp International/US
				$18,831		7.00%, 05/15/2019	850		914
	Commercial Services - 4.92%					8.00%, 11/15/2021	100		115
	ACE Cash Express Inc					ServiceMaster Co/TN
	11.00%, 02/01/2019(d)	1,745		1,553		7.00%, 08/15/2020	3,390		3,339
	ADT Corp/The					8.00%, 02/15/2020	4,825		4,946
	3.50%, 07/15/2022	289		253		Speedy Cash Intermediate Holdings Corp
	4.13%, 06/15/2023	951		858		10.75%, 05/15/2018(d)	655		701
	6.25%, 10/15/2021(d)	2,275		2,414		United Rentals North America Inc
	Avis Budget Car Rental LLC / Avis Budget					6.13%, 06/15/2023	4,425		4,547
	Finance Inc					7.38%, 05/15/2020	1,345		1,500
	4.88%, 11/15/2017	362		377		8.25%, 02/01/2021	1,890		2,140
	5.50%, 04/01/2023	357		350		8.38%, 09/15/2020	875		978
	8.25%, 01/15/2019	25		27					$75,139
	9.75%, 03/15/2020	472		552		Computers - 0.84%
	Catalent Pharma Solutions Inc					Seagate HDD Cayman
	7.88%, 10/15/2018	734		745		4.75%, 06/01/2023(d)	608		591
	Cenveo Corp					6.88%, 05/01/2020	815		894
	8.88%, 02/01/2018	1,000		1,007		7.00%, 11/01/2021	2,615		2,890
	Ceridian Corp					SunGard Data Systems Inc
	8.88%, 07/15/2019(d)	1,859		2,152
						6.63%, 11/01/2019	3,095		3,234
	12.25%, 11/15/2015	1,059		1,065		7.38%, 11/15/2018	905		959
	11.25%, 11/15/2015(e)	2,495		2,511
						7.63%, 11/15/2020	3,892		4,238
									$12,806

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Consumer Products - 2.04%					Diversified Financial Services (continued)
Reynolds Group Issuer Inc / Reynolds Group					Nationstar Mortgage LLC / Nationstar Capital
Issuer LLC / Reynolds Group Issuer					Corp
(Luxembourg) S.A.					6.50%, 07/01/2021	$232		$228
5.75%, 10/15/2020	$3,295		$3,402		6.50%, 06/01/2022	460		449
6.88%, 02/15/2021(e)	2,295		2,490		7.88%, 10/01/2020	327		349
7.13%, 04/15/2019	700		747		9.63%, 05/01/2019	386		435
7.88%, 08/15/2019	6,285		6,945		Neuberger Berman Group LLC/Neuberger
8.25%, 02/15/2021	3,925		4,082		Berman Finance Corp
8.50%, 05/15/2018	1,450		1,537		5.63%, 03/15/2020(d)	500		519
9.00%, 04/15/2019	5,665		6,061		5.88%, 03/15/2022(d)	500		511
9.88%, 08/15/2019	3,520		3,894		SLM Corp
Spectrum Brands Escrow Corp					5.50%, 01/15/2019	2,375		2,467
6.63%, 11/15/2022(d)	825		881					$51,178
Spectrum Brands Inc
6.75%, 03/15/2020	1,025		1,102		Electric - 2.96%
			$31,141		Calpine Corp
					0.00%, 07/15/2013(a),(b),(c)	1,500		—
Cosmetics & Personal Care - 0.05%					5.88%, 01/15/2024(d)	1,524		1,528
Revlon Consumer Products Corp					6.00%, 01/15/2022(d)	1,460		1,515
5.75%, 02/15/2021(d)	825		815		7.50%, 02/15/2021(d)	3,644		3,936
					7.88%, 07/31/2020(d)	2,415		2,638
					7.88%, 01/15/2023(d)	1,750		1,903
Distribution & Wholesale - 0.19%					Dynegy Holdings Inc
HD Supply Inc					0.00%, 06/01/2015(a),(b),(c)	100		—
7.50%, 07/15/2020(d)	660		696
					0.00%, 06/01/2019(a),(b),(c)	3,158		8
8.13%, 04/15/2019	925		1,034		0.00%, 10/15/2026(a),(b),(c)	92		—
LKQ Corp
4.75%, 05/15/2023(d)	433		412		Dynegy Inc
					5.88%, 06/01/2023(d)	727		687
VWR Funding Inc					Dynegy Roseton LLC / Dynegy Danskammer
7.25%, 09/15/2017	655		698		LLC Pass Through Trust Series B
			$2,840		0.00%, 11/08/2016(a),(b),(c)	2,773		49
Diversified Financial Services - 3.35%					Edison Mission Energy
Aircastle Ltd					0.00%, 05/15/2017(a)	2,100		1,533
6.25%, 12/01/2019	1,427		1,520		Energy Future Intermediate Holding Co LLC /
9.75%, 08/01/2018	800		884		EFIH Finance Inc
CNG Holdings Inc/OH					12.25%, 03/01/2022(d),(e)	556		639
9.38%, 05/15/2020(d)	1,855		1,758		10.00%, 12/01/2020	3,609		3,789
Denali Borrower LLC / Denali Finance Corp					GenOn Energy Inc
5.63%, 10/15/2020(d)	3,523		3,488		7.88%, 06/15/2017	1,500		1,658
E*TRADE Financial Corp					9.88%, 10/15/2020	1,660		1,859
6.00%, 11/15/2017	225		238		InterGen NV
6.38%, 11/15/2019	510		546		7.00%, 06/30/2023(d)	643		664
Ford Holdings LLC					IPALCO Enterprises Inc
9.38%, 03/01/2020	560		721		5.00%, 05/01/2018	1,150		1,202
General Motors Financial Co Inc					7.25%, 04/01/2016(d)	525		577
2.75%, 05/15/2016(d)	225		227		NRG Energy Inc
3.25%, 05/15/2018(d)	874		871		6.63%, 03/15/2023	1,738		1,797
4.75%, 08/15/2017(d)	3,075		3,252		7.63%, 01/15/2018	4,390		4,983
Icahn Enterprises LP / Icahn Enterprises					7.63%, 05/15/2019	3,355		3,573
Finance Corp					7.88%, 05/15/2021	6,579		7,270
8.00%, 01/15/2018	2,815		2,952		8.25%, 09/01/2020	3,090		3,445
ILFC E-Capital Trust I								$45,253
5.35%, 12/21/2065(d),(e)	4,533		3,978
ILFC E-Capital Trust II					Electrical Components & Equipment - 0.07%
6.25%, 12/21/2065(d),(e)	1,167		1,085		Artesyn Escrow Inc
					9.75%, 10/15/2020(d)	357		368
International Lease Finance Corp					International Wire Group Holdings Inc
3.88%, 04/15/2018	1,030		1,033		8.50%, 10/15/2017(d)	728		771
4.63%, 04/15/2021	87		84
5.75%, 05/15/2016	725		775					$1,139
5.88%, 08/15/2022	1,475		1,519		Electronics - 0.07%
6.25%, 05/15/2019	2,415		2,632		Flextronics International Ltd
8.25%, 12/15/2020	2,927		3,458		5.00%, 02/15/2023	1,140		1,137
8.62%, 09/15/2015(e)	1,365		1,519
8.63%, 01/15/2022	5,049		6,109
8.75%, 03/15/2017(e)	1,405		1,651		Engineering & Construction - 0.15%
8.88%, 09/01/2017	3,095		3,671		Dycom Investments Inc
MPH Intermediate Holding Co 2					7.13%, 01/15/2021	250		266
8.38%, PIK 9.13%, 08/01/2018(d),(g)	2,165		2,249		Tutor Perini Corp
					7.63%, 11/01/2018	1,974		2,097
								$2,363

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2013

	Principal				Principal
BONDS (continued)	Amount (000's)	Value(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Entertainment - 2.19%				Food (continued)
Cedar Fair LP / Canada's Wonderland Co /				Sun Merger Sub Inc (continued)
Magnum Management Corp				5.88%, 08/01/2021(d)	$100		$104
5.25%, 03/15/2021(d)	$1,800	$1,773		SUPERVALU Inc
9.13%, 08/01/2018	1,795	1,966		8.00%, 05/01/2016	1,646		1,835
Chukchansi Economic Development				US Foods Inc
Authority				8.50%, 06/30/2019	586		628
9.75%, 05/30/2020(b),(d)	1,268	726		Wells Enterprises Inc
DreamWorks Animation SKG Inc				6.75%, 02/01/2020(d)	1,407		1,446
6.88%, 08/15/2020(d)	970	1,032					$16,819
GLP Capital LP / GLP Financing II Inc
4.38%, 11/01/2018(d)	580	592		Forest Products & Paper - 0.12%
4.88%, 11/01/2020(d)	1,955	1,969		Boise Paper Holdings LLC / Boise Co-Issuer
5.38%, 11/01/2023(d)	1,210	1,222		Co
Graton Economic Development Authority				8.00%, 04/01/2020	875		991
9.63%, 09/01/2019(d)	3,535	3,950		Clearwater Paper Corp
Isle of Capri Casinos Inc				4.50%, 02/01/2023	370		339
7.75%, 03/15/2019	605	649		Unifrax I LLC / Unifrax Holding Co
				7.50%, 02/15/2019(d)	500		505
Mohegan Tribal Gaming Authority
9.75%, 09/01/2021(d)	2,600	2,801					$1,835
11.50%, 11/01/2017(d)	300	336		Gas- 0.03%
11.00%, 09/15/2018(d)	1,470	1,474		NGL Energy Partners LP / NGL Energy
Peninsula Gaming LLC / Peninsula Gaming				Finance Corp
Corp				6.88%, 10/15/2021(d)	516		528
8.38%, 02/15/2018(d)	2,755	3,003
Penn National Gaming Inc
5.88%, 11/01/2021(d)	295	296		Hand & Machine Tools - 0.19%
Pinnacle Entertainment Inc				BC Mountain LLC / BC Mountain Finance
7.50%, 04/15/2021	1,810	1,986		Inc
				7.00%, 02/01/2021(d)	788		798
7.75%, 04/01/2022	2,130	2,330
PNK Finance Corp				Milacron LLC / Mcron Finance Corp
6.38%, 08/01/2021(d)	1,250	1,312		7.75%, 02/15/2021(d)	1,040		1,087
Regal Entertainment Group				Victor Technologies Group Inc
5.75%, 06/15/2023	825	815		9.00%, 12/15/2017	910		978
5.75%, 02/01/2025	430	410					$2,863
Seminole Tribe of Florida Inc				Healthcare - Products - 0.80%
7.75%, 10/01/2017(d)	1,355	1,438
				Alere Inc
Seneca Gaming Corp				7.25%, 07/01/2018	500		549
8.25%, 12/01/2018(d)	1,380	1,485
				Biomet Inc
Shingle Springs Tribal Gaming Authority				6.50%, 08/01/2020	3,716		3,948
9.75%, 09/01/2021(d)	400	418
				6.50%, 10/01/2020	1,000		1,040
WMG Acquisition Corp				ConvaTec Finance International SA
6.00%, 01/15/2021(d)	1,361	1,429		8.25%, PIK 9.00%, 01/15/2019(d),(g)	1,085		1,119
		$33,412		ConvaTec Healthcare E SA
				10.50%, 12/15/2018(d)	1,930		2,186
Environmental Control - 0.06%
Casella Waste Systems Inc				DJO Finance LLC / DJO Finance Corp
7.75%, 02/15/2019	915	924		7.75%, 04/15/2018	395		399
				9.88%, 04/15/2018	845		906
				Hologic Inc
Food- 1.10%				6.25%, 08/01/2020	1,595		1,694
ARAMARK Corp				Mallinckrodt International Finance SA
5.75%, 03/15/2020(d)	1,085	1,137		3.50%, 04/15/2018(d)	136		136
BI-LO LLC / BI-LO Finance Corp				4.75%, 04/15/2023(d)	310		299
8.63%, PIK 9.38%, 09/15/2018(d),(g)	344	355					$12,276
Bumble Bee Holdings Inc
9.00%, 12/15/2017(d)	1,750	1,921		Healthcare - Services - 4.97%
Hawk Acquisition Sub Inc				Acadia Healthcare Co Inc
4.25%, 10/15/2020(d)	1,937	1,874		6.13%, 03/15/2021(d)	456		465
Ingles Markets Inc				Amsurg Corp
5.75%, 06/15/2023(d)	780	764		5.63%, 11/30/2020	1,075		1,080
JBS USA LLC / JBS USA Finance Inc				CHS/Community Health Systems Inc
7.25%, 06/01/2021(d)	910	935		5.13%, 08/15/2018	2,805		2,917
7.25%, 06/01/2021(d)	79	81		7.13%, 07/15/2020	825		868
8.25%, 02/01/2020(d)	1,018	1,092		8.00%, 11/15/2019	1,785		1,935
Pilgrim's Pride Corp				DaVita HealthCare Partners Inc
7.88%, 12/15/2018	1,925	2,103		5.75%, 08/15/2022	2,985		3,063
Smithfield Foods Inc				6.38%, 11/01/2018	650		682
7.75%, 07/01/2017	2,035	2,366		6.63%, 11/01/2020	1,165		1,242
Sun Merger Sub Inc				Fresenius Medical Care US Finance II Inc
5.25%, 08/01/2018(d)	170	178		5.63%, 07/31/2019(d)	599		641
				5.88%, 01/31/2022(d)	1,385		1,468

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Healthcare - Services (continued)					Home Builders (continued)
Fresenius Medical Care US Finance Inc					Taylor Morrison Communities Inc / Monarch
5.75%, 02/15/2021(d)	$905		$957		Communities Inc
6.50%, 09/15/2018(d)	3,020		3,390		5.25%, 04/15/2021(d)	$1,409		$1,374
HCA Holdings Inc					7.75%, 04/15/2020(d)	227		251
6.25%, 02/15/2021	1,850		1,942		WCI Communities Inc
HCA Inc					6.88%, 08/15/2021(d)	469		457
4.75%, 05/01/2023	570		549					$17,544
5.88%, 03/15/2022	1,519		1,599
5.88%, 05/01/2023	830		836		Insurance - 0.78%
6.38%, 01/15/2015	1,058		1,118		American International Group Inc
6.50%, 02/15/2020	2,525		2,809		8.18%, 05/15/2068	3,698		4,558
7.05%, 12/01/2027	465		455		Hartford Financial Services Group Inc
					8.13%, 06/15/2068(e)	610		714
7.50%, 02/15/2022	2,005		2,253
7.50%, 12/15/2023	1,285		1,369		Liberty Mutual Group Inc
					7.80%, 03/07/2087(d)	2,426		2,644
7.69%, 06/15/2025	1,430		1,505		10.75%, 06/15/2088(d),(e)	1,353		2,057
7.88%, 02/15/2020	1,460		1,584
8.00%, 10/01/2018	1,200		1,410		Onex USI Acquisition Corp
					7.75%, 01/15/2021(d)	1,091		1,113
8.50%, 04/15/2019	428		460
Health Management Associates Inc					Prudential Financial Inc
					5.63%, 06/15/2043(e)	788		785
6.13%, 04/15/2016	250		275
7.38%, 01/15/2020	251		280					$11,871
IASIS Healthcare LLC / IASIS Capital Corp					Internet - 0.26%
8.38%, 05/15/2019	5,710		6,053		CyrusOne LP / CyrusOne Finance Corp
MultiPlan Inc					6.38%, 11/15/2022	885		892
9.88%, 09/01/2018(d)	1,500		1,657		eAccess Ltd
National Mentor Holdings Inc					8.25%, 04/01/2018(d)	1,124		1,231
12.50%, 02/15/2018(d)	1,305		1,396		Equinix Inc
Tenet Healthcare Corp					7.00%, 07/15/2021	465		508
4.38%, 10/01/2021(d)	1,550		1,488		Zayo Group LLC / Zayo Capital Inc
4.50%, 04/01/2021	2,110		2,046		8.13%, 01/01/2020	150		164
4.75%, 06/01/2020	700		695		10.13%, 07/01/2020	1,045		1,207
6.00%, 10/01/2020(d)	2,743		2,901
								$4,002
6.25%, 11/01/2018	4,558		4,991
6.75%, 02/01/2020	1,815		1,879		Iron & Steel - 1.62%
8.00%, 08/01/2020	704		766		AK Steel Corp
8.13%, 04/01/2022(d)	6,140		6,724		8.75%, 12/01/2018	995		1,094
United Surgical Partners International Inc					APERAM
9.00%, 04/01/2020	4,210		4,715		7.75%, 04/01/2018(d)	1,050		1,066
Vanguard Health Holding Co II					ArcelorMittal
LLC/Vanguard Holding Co II Inc					5.00%, 02/25/2017(e)	1,500		1,584
7.75%, 02/01/2019	3,190		3,421		5.75%, 08/05/2020(e)	6,014		6,345
			$75,884		6.13%, 06/01/2018	1,390		1,508
					6.75%, 02/25/2022	3,390		3,687
Home Builders - 1.15%					7.50%, 10/15/2039	3,915		3,866
Brookfield Residential Properties Inc					10.35%, 06/01/2019(e)	2,545		3,219
6.50%, 12/15/2020(d)	785		809		Commercial Metals Co
Brookfield Residential Properties Inc /					6.50%, 07/15/2017	455		503
Brookfield Residential US Corp					7.35%, 08/15/2018	527		601
6.13%, 07/01/2022(d)	103		102		Steel Dynamics Inc
DR Horton Inc					6.13%, 08/15/2019	390		423
4.38%, 09/15/2022	930		881		6.38%, 08/15/2022	320		346
5.75%, 08/15/2023	2,870		2,978		7.63%, 03/15/2020	500		543
K Hovnanian Enterprises Inc								$24,785
6.25%, 01/15/2016	26		27
7.25%, 10/15/2020(d)	340		362		Leisure Products & Services - 0.09%
9.13%, 11/15/2020(d)	265		289		MISA Investments Ltd
11.88%, 10/15/2015	475		547		8.63%, 08/15/2018(d)	340		352
Lennar Corp					Sabre Inc
4.75%, 12/15/2017	3,310		3,475		8.50%, 05/15/2019(d)	450		495
4.75%, 11/15/2022(e)	755		715		Viking Cruises Ltd
6.95%, 06/01/2018	515		575		8.50%, 10/15/2022(d)	500		560
12.25%, 06/01/2017	310		403					$1,407
M/I Homes Inc					Lodging - 1.52%
8.63%, 11/15/2018	677		735		Caesars Entertainment Operating Co Inc
Ryland Group Inc/The					8.50%, 02/15/2020	1,325		1,224
5.38%, 10/01/2022	1,575		1,528		9.00%, 02/15/2020	450		422
Standard Pacific Corp					11.25%, 06/01/2017	500		499
8.38%, 05/15/2018	190		220
8.38%, 01/15/2021	985		1,131
10.75%, 09/15/2016	566		685

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2013

		Principal					Principal
	BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

	Lodging (continued)					Media (continued)
	Caesars Entertainment Resort Properties LLC /					Clear Channel Worldwide Holdings Inc
	Caesars Entertainment Resort Properties					6.50%, 11/15/2022	$1,263		$1,314
	8.00%, 10/01/2020(d)	$1,900		$1,905		6.50%, 11/15/2022	4,682		4,916
	CityCenter Holdings LLC / CityCenter					7.63%, 03/15/2020	5,731		6,118
	Finance Corp					7.63%, 03/15/2020	150		159
	10.75%, PIK 11.50%, 01/15/2017(g)	650		697		CSC Holdings LLC
	Felcor Lodging LP					7.63%, 07/15/2018	1,165		1,343
	6.75%, 06/01/2019	525		559		8.63%, 02/15/2019	155		183
	Hilton Worldwide Finance LLC / Hilton					Cumulus Media Holdings Inc
	Worldwide Finance Corp					7.75%, 05/01/2019	4,040		4,262
	5.63%, 10/15/2021(d)	710		729		DISH DBS Corp
	MGM Resorts International					4.25%, 04/01/2018	6,232		6,325
	6.75%, 10/01/2020	1,000		1,090		5.00%, 03/15/2023	2,580		2,468
	7.63%, 01/15/2017	1,215		1,382		5.13%, 05/01/2020	2,222		2,250
	7.75%, 03/15/2022	1,600		1,812		5.88%, 07/15/2022	2,519		2,579
	8.63%, 02/01/2019	340		399		6.75%, 06/01/2021	8,270		8,953
	10.00%, 11/01/2016	1,730		2,093		7.88%, 09/01/2019	587		682
	Seminole Hard Rock Entertainment Inc /					Gannett Co Inc
	Seminole Hard Rock International LLC					5.13%, 10/15/2019(d)	4,575		4,735
	5.88%, 05/15/2021(d)	705		691		5.13%, 07/15/2020(d)	2,461		2,516
	Station Casinos LLC					6.38%, 10/15/2023(d)	715		754
	7.50%, 03/01/2021	4,115		4,413		7.13%, 09/01/2018	4,780		5,138
	Studio City Finance Ltd					9.38%, 11/15/2017	855		899
	8.50%, 12/01/2020(d)	1,425		1,575		Gray Television Inc
	Wynn Las Vegas LLC / Wynn Las Vegas					7.50%, 10/01/2020(d)	535		560
	Capital Corp					Liberty Interactive LLC
	7.75%, 08/15/2020	3,281		3,699		8.25%, 02/01/2030	750		799
				$23,189		McGraw-Hill Global Education Holdings LLC
						/ McGraw-Hill Global Education Finance
	Machinery - Construction & Mining - 0.14%					9.75%, 04/01/2021(d)	386		417
	Terex Corp					Mediacom LLC / Mediacom Capital Corp
	6.00%, 05/15/2021	1,105		1,155		9.13%, 08/15/2019	805		877
	6.50%, 04/01/2020	950		1,016		Nexstar Broadcasting Inc
				$2,171		6.88%, 11/15/2020(d)	695		726
	Machinery - Diversified - 0.51%					Quebecor Media Inc
	Case New Holland Inc					5.75%, 01/15/2023	590		571
	7.88%, 12/01/2017	3,580		4,238		Quebecor World PLC
	Columbus McKinnon Corp/NY					0.00%, 11/15/2013(a),(b),(c)	1,075		11
	7.88%, 02/01/2019	750		805		0.00%, 01/15/2015(a),(b),(c)	480		5
	Gardner Denver Inc					0.00%, 08/01/2027(a),(b),(c)	830		8
	6.88%, 08/15/2021(d)	467		475		Sinclair Television Group Inc
	Liberty Tire Recycling LLC					5.38%, 04/01/2021	691		675
	11.00%, 10/01/2016(d)	298		304		6.13%, 10/01/2022	630		642
	Manitowoc Co Inc/The					6.38%, 11/01/2021(d)	375		386
	8.50%, 11/01/2020	1,675		1,901		Sirius XM Radio Inc
				$7,723		4.25%, 05/15/2020(d)	550		525
						4.63%, 05/15/2023(d)	1,050		963
Media	- 6.89%					5.75%, 08/01/2021(d)	2,005		2,045
	AMC Networks Inc					Unitymedia Hessen GmbH & Co KG /
	4.75%, 12/15/2022	2,955		2,859		Unitymedia NRW GmbH
	7.75%, 07/15/2021	1,482		1,667		5.50%, 01/15/2023(d)	795		785
	Cablevision Systems Corp					Univision Communications Inc
	5.88%, 09/15/2022	564		565		5.13%, 05/15/2023(d)	200		198
	8.00%, 04/15/2020	1,480		1,680		6.75%, 09/15/2022(d)	2,750		2,998
	CCO Holdings LLC / CCO Holdings Capital					6.88%, 05/15/2019(d)	2,450		2,640
	Corp					7.88%, 11/01/2020(d)	2,000		2,220
	5.13%, 02/15/2023	229		213		8.50%, 05/15/2021(d)	925		1,024
	5.25%, 03/15/2021(d)	2,076		2,004					$105,219
	5.25%, 09/30/2022	660		620
	5.75%, 09/01/2023(d)	360		342		Mining - 0.99%
	5.75%, 01/15/2024	275		261		Aleris International Inc
	6.50%, 04/30/2021	2,524		2,625		7.63%, 02/15/2018	356		377
	8.13%, 04/30/2020	3,380		3,701		7.88%, 11/01/2020	545		578
	Cequel Communications Holdings I LLC /					Coeur Mining Inc
	Cequel Capital Corp					7.88%, 02/01/2021(d)	1,065		1,089
	5.13%, 12/15/2021(d)	1,925		1,868		FMG Resources August 2006 Pty Ltd
	6.38%, 09/15/2020(d)	4,204		4,361		6.00%, 04/01/2017(d)	268		280
	Clear Channel Communications Inc					6.38%, 02/01/2016(d)	370		386
	9.00%, 12/15/2019	1,630		1,654		6.88%, 02/01/2018(d)	1,033		1,095
	11.25%, 03/01/2021	5,709		6,130		6.88%, 04/01/2022(d)	863		917

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Mining (continued)					Oil & Gas (continued)
FMG Resources August 2006 Pty Ltd					Concho Resources Inc
(continued)					5.50%, 04/01/2023	$3,410		$3,537
7.00%, 11/01/2015(d)	$1,485		$1,541		6.50%, 01/15/2022	1,165		1,273
8.25%, 11/01/2019(d)	1,965		2,181		7.00%, 01/15/2021	975		1,087
FQM Akubra Inc					Continental Resources Inc/OK
7.50%, 06/01/2021(d)	380		403		7.13%, 04/01/2021	675		756
8.75%, 06/01/2020(d)	975		1,077		7.38%, 10/01/2020	875		975
Hecla Mining Co					Denbury Resources Inc
6.88%, 05/01/2021(d)	1,252		1,227		8.25%, 02/15/2020	890		979
New Gold Inc					Diamondback Energy Inc
6.25%, 11/15/2022(d)	1,000		985		7.63%, 10/01/2021(d)	474		495
Novelis Inc/GA					Energy XXI Gulf Coast Inc
8.75%, 12/15/2020	1,750		1,947		7.50%, 12/15/2021(d)	1,287		1,345
Prince Mineral Holding Corp					EP Energy LLC / EP Energy Finance Inc
11.50%, 12/15/2019(d)	325		361		9.38%, 05/01/2020	10,874		12,559
Taseko Mines Ltd					EP Energy LLC / Everest Acquisition Finance
7.75%, 04/15/2019	710		708		Inc
			$15,152		6.88%, 05/01/2019	330		355
					7.75%, 09/01/2022	1,962		2,207
Miscellaneous Manufacturing - 0.42%					EPE Holdings LLC / EP Energy Bond Co Inc
Bombardier Inc					8.13%, PIK 8.88%, 12/15/2017(d),(g)	869		910
6.13%, 01/15/2023(d)	2,023		2,049
					EXCO Resources Inc
JB Poindexter & Co Inc					7.50%, 09/15/2018	6,500		6,289
9.00%, 04/01/2022(d)	1,299		1,377
					Halcon Resources Corp
JM Huber Corp					9.25%, 02/15/2022(d)	680		721
9.88%, 11/01/2019(d)	435		496
					Hilcorp Energy I LP / Hilcorp Finance Co
LSB Industries Inc					7.63%, 04/15/2021(d)	1,331		1,444
7.75%, 08/01/2019(d)	1,342		1,419
					8.00%, 02/15/2020(d)	1,150		1,248
Trinseo Materials Operating SCA / Trinseo					Linn Energy LLC / Linn Energy Finance
Materials Finance Inc					Corp
8.75%, 02/01/2019(d)	1,103		1,100
					7.00%, 11/01/2019(d),(e)	4,670		4,658
			$6,441		7.75%, 02/01/2021	2,905		2,999
Office & Business Equipment - 0.07%					8.63%, 04/15/2020	6,065		6,459
CDW LLC / CDW Finance Corp					MEG Energy Corp
8.50%, 04/01/2019	900		997		6.50%, 03/15/2021(d)	700		731
					7.00%, 03/31/2024(d)	500		511
					Newfield Exploration Co
Oil & Gas - 9.39%					5.63%, 07/01/2024	2,574		2,625
Alta Mesa Holdings LP / Alta Mesa Finance					5.75%, 01/30/2022	7,340		7,707
Services Corp					6.88%, 02/01/2020	500		535
9.63%, 10/15/2018	492		524		7.13%, 05/15/2018	300		311
Antero Resources Finance Corp					Oasis Petroleum Inc
5.38%, 11/01/2021(d),(f)	1,320		1,341		6.88%, 03/15/2022(d)	800		864
6.00%, 12/01/2020	1,587		1,674		Ocean Rig UDW Inc
Bill Barrett Corp					9.50%, 04/27/2016(d)	1,100		1,169
7.00%, 10/15/2022	1,475		1,482		Parker Drilling Co
7.63%, 10/01/2019	725		765		7.50%, 08/01/2020(d)	519		540
Bluewater Holding BV					Plains Exploration & Production Co
3.24%, 07/17/2014(e)	1,000		993
					6.50%, 11/15/2020	825		909
Calumet Specialty Products Partners					6.75%, 02/01/2022	1,250		1,375
LP/Calumet Finance Corp					6.88%, 02/15/2023	825		914
9.38%, 05/01/2019	166		184		Precision Drilling Corp
9.63%, 08/01/2020	712		798		6.50%, 12/15/2021	435		463
Chesapeake Energy Corp					6.63%, 11/15/2020	740		788
3.25%, 03/15/2016	254		257		QEP Resources Inc
5.38%, 06/15/2021	640		666		5.25%, 05/01/2023	409		394
5.75%, 03/15/2023	1,465		1,552		5.38%, 10/01/2022	1,875		1,833
6.13%, 02/15/2021	1,962		2,143		6.88%, 03/01/2021	1,375		1,471
6.50%, 08/15/2017	2,200		2,464		Range Resources Corp
6.63%, 08/15/2020	2,160		2,436		5.75%, 06/01/2021	2,755		2,934
Chesapeake Oilfield Operating LLC /					Rosetta Resources Inc
Chesapeake Oilfield Finance Inc					5.63%, 05/01/2021	3,110		3,141
6.63%, 11/15/2019	575		602		Sabine Oil & Gas LLC / Sabine Oil & Gas
Cimarex Energy Co					Finance Corp
5.88%, 05/01/2022	2,452		2,612		9.75%, 02/15/2017	775		790
Citgo Petroleum Corp					Samson Investment Co
11.50%, 07/01/2017(d)	825		907		9.75%, 02/15/2020(d)	2,160		2,333
Comstock Resources Inc					SandRidge Energy Inc
7.75%, 04/01/2019	550		575		7.50%, 03/15/2021	4,785		5,073
9.50%, 06/15/2020	1,201		1,333

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2013

		Principal					Principal
BONDS (continued)	Amount (000's)		Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Oil & Gas (continued)						Packaging & Containers (continued)
SandRidge Energy Inc	(continued)					Berry Plastics Corp
7.50%, 02/15/2023		$1,285		$1,333		9.50%, 05/15/2018	$726		$788
8.13%, 10/15/2022		4,950		5,272		9.75%, 01/15/2021	11,405		13,400
Seadrill Ltd						Constar International
5.63%, 09/15/2017(d)		357		369		11.00%, PIK 10.12%, 12/31/2017(b),(c),(e),(g)	845		127
6.13%, 09/15/2020(d)		1,500		1,508		Crown Americas LLC / Crown Americas
6.50%, 10/05/2015		500		524		Capital Corp IV
SM Energy Co						4.50%, 01/15/2023(d)	837		785
5.00%, 01/15/2024(d)		680		665		Graphic Packaging International Inc
6.50%, 11/15/2021		1,670		1,812		4.75%, 04/15/2021	714		705
6.50%, 01/01/2023		250		267		Owens-Brockway Glass Container Inc
6.63%, 02/15/2019		1,433		1,526		7.38%, 05/15/2016	1,685		1,898
Stone Energy Corp						Sealed Air Corp
7.50%, 11/15/2022		1,118		1,193		5.25%, 04/01/2023(d)	367		360
Summit Midstream Holdings LLC / Summit						6.50%, 12/01/2020(d)	500		543
Midstream Finance Corp						8.13%, 09/15/2019(d)	750		846
7.50%, 07/01/2021(d)		337		355		8.38%, 09/15/2021(d)	575		658
Swift Energy Co									$24,791
7.13%, 06/01/2017		750		765
7.88%, 03/01/2022		1,265		1,268		Pharmaceuticals - 1.76%
Talos Production LLC / Talos Production						Endo Health Solutions Inc
Finance Inc						7.00%, 07/15/2019	1,560		1,665
9.75%, 02/15/2018(d)		656		663		7.00%, 12/15/2020	207		221
Unit Corp						Omnicare Inc
6.63%, 05/15/2021		2,750		2,874		7.75%, 06/01/2020	200		222
W&T Offshore Inc						Valeant Pharmaceuticals International
						6.38%, 10/15/2020(d)	12,930		13,802
8.50%, 06/15/2019		2,179		2,348		6.50%, 07/15/2016(d)	1,000		1,035
Western Refining Inc						6.75%, 10/01/2017(d)	1,310		1,409
6.25%, 04/01/2021		328		329		6.75%, 08/15/2018(d)	2,439		2,670
Whiting Petroleum Corp						6.75%, 08/15/2021(d)	600		639
5.00%, 03/15/2019		2,940		3,058		6.88%, 12/01/2018(d)	2,485		2,656
WPX Energy Inc						7.00%, 10/01/2020(d)	250		269
5.25%, 01/15/2017		1,250		1,334		7.25%, 07/15/2022(d)	875		952
6.00%, 01/15/2022		4,773		5,012		7.50%, 07/15/2021(d)	1,208		1,341
				$143,490
									$26,881
Oil & Gas Services - 0.73%
Basic Energy Services Inc						Pipelines - 2.18%
7.75%, 02/15/2019		150		156		Access Midstream Partners LP / ACMP
7.75%, 10/15/2022		1,004		1,014		Finance Corp
Hiland Partners LP / Hiland Partners Finance						4.88%, 05/15/2023	3,742		3,724
Corp						5.88%, 04/15/2021	1,168		1,252
7.25%, 10/01/2020(d)		1,790		1,906		6.13%, 07/15/2022	2,559		2,744
Key Energy Services Inc						Atlas Pipeline Partners LP / Atlas Pipeline
6.75%, 03/01/2021		2,534		2,578		Finance Corp
						4.75%, 11/15/2021(d)	775		729
Oil States International Inc						5.88%, 08/01/2023(d)	729		716
5.13%, 01/15/2023(d)		295		328
6.50%, 06/01/2019		1,550		1,651		Crestwood Midstream Partners LP / Crestwood
Petroleum Geo-Services ASA						Midstream Finance Corp
						6.13%, 03/01/2022(d),(f)	727		743
7.38%, 12/15/2018(d)		1,023		1,095
Sea Trucks Group						El Paso LLC
9.00%, 03/26/2018(d)		900		850		7.80%, 08/01/2031	2,050		2,116
Trinidad Drilling Ltd						Energy Transfer Equity LP
7.88%, 01/15/2019(d)		1,525		1,632		7.50%, 10/15/2020	1,765		2,039
				$11,210		Genesis Energy LP / Genesis Energy Finance
						Corp
Packaging & Containers - 1.62%						5.75%, 02/15/2021	725		736
Ardagh Packaging Finance PLC						7.88%, 12/15/2018	625		673
7.38%, 10/15/2017(d)		1,250		1,344		Holly Energy Partners LP / Holly Energy
9.13%, 10/15/2020(d)		641		691		Finance Corp
Ardagh Packaging Finance PLC / Ardagh MP						8.25%, 03/15/2018(b)	500		530
Holdings USA Inc						MarkWest Energy Partners LP / MarkWest
4.88%, 11/15/2022(d)		200		196		Energy Finance Corp
7.00%, 11/15/2020(d)		775		771		4.50%, 07/15/2023	3,624		3,516
9.13%, 10/15/2020(d)		197		211		5.50%, 02/15/2023	1,500		1,553
Ball Corp						6.25%, 06/15/2022	569		617
4.00%, 11/15/2023		600		553		6.75%, 11/01/2020	865		947
5.00%, 03/15/2022		335		337		Regency Energy Partners LP / Regency Energy
5.75%, 05/15/2021		290		306		Finance Corp
6.75%, 09/15/2020		250		272		4.50%, 11/01/2023(d)	720		666

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Pipelines (continued)					Retail (continued)
Regency Energy Partners LP / Regency Energy					New Look Bondco I PLC
Finance Corp (continued)					8.75%, 05/14/2018(d)	GBP	349		$591
5.50%, 04/15/2023	$1,675		$1,671		Party City Holdings Inc
6.50%, 07/15/2021	1,250		1,341		8.88%, 08/01/2020(d)		$1,380		1,508
6.88%, 12/01/2018	2,565		2,770		PC Nextco Holdings LLC / PC Nextco Finance
Sabine Pass Liquefaction LLC					Inc
5.63%, 02/01/2021(d)	411		415		8.75%, PIK 9.50%, 08/15/2019(d),(g)		517		534
5.63%, 04/15/2023(d)	984		964		Radio Systems Corp
SemGroup LP					8.38%, 11/01/2019(d)		1,212		1,339
7.50%, 06/15/2021(d)	484		507		Real Mex Restaurants Inc
Targa Resources Partners LP / Targa					19.00%, PIK 7.83%, 03/21/2016(b),(c),(g)		329		183
Resources Partners Finance Corp					18.00%, 03/21/2016(b),(c)		37		37
6.38%, 08/01/2022	800		852		11.00%, PIK 0.65%, 03/21/2016(b),(c),(g)		180		180
6.88%, 02/01/2021	250		269		Rite Aid Corp
Tesoro Logistics LP / Tesoro Logistics Finance					6.75%, 06/15/2021		750		793
Corp					8.00%, 08/15/2020		4,243		4,757
5.88%, 10/01/2020	473		484		9.25%, 03/15/2020		1,430		1,652
6.13%, 10/15/2021	775		802		10.25%, 10/15/2019		740		832
			$33,376		Sally Holdings LLC / Sally Capital Inc
					5.50%, 11/01/2023		742		749
Real Estate - 0.15%					Sears Holdings Corp
Mattamy Group Corp					6.63%, 10/15/2018		9,478		8,934
6.50%, 11/15/2020(d)	611		603
					Serta Simmons Holdings LLC
Realogy Group LLC					8.13%, 10/01/2020(d)		452		481
7.63%, 01/15/2020(d)	1,460		1,628
					Suburban Propane Partners LP/Suburban
			$2,231		Energy Finance Corp
REITS- 0.46%					7.38%, 08/01/2021		797		859
DuPont Fabros Technology LP					7.50%, 10/01/2018		2,652		2,848
5.88%, 09/15/2021(d)	617		632		Tops Holding Corp / Tops Markets LLC
Omega Healthcare Investors Inc					8.88%, 12/15/2017(d)		1,000		1,100
6.75%, 10/15/2022	2,840		3,110		Tops Holding II Corp
7.50%, 02/15/2020	2,975		3,258		8.75%, PIK 9.50%, 06/15/2018(d),(g)		310		321
					Wok Acquisition Corp
			$7,000		10.25%, 06/30/2020 (d)		675		734
Retail - 4.21%									$64,287
AmeriGas Finance LLC/AmeriGas Finance
Corp					Semiconductors - 0.75%
6.75%, 05/20/2020	3,250		3,543		Advanced Micro Devices Inc
7.00%, 05/20/2022	4,238		4,577		7.75%, 08/01/2020		705		705
AmeriGas Partners LP/AmeriGas Finance					Amkor Technology Inc
Corp					6.38%, 10/01/2022		2,996		2,951
6.25%, 08/20/2019	1,125		1,204		6.63%, 06/01/2021		206		206
Chinos Intermediate Holdings A Inc					7.38%, 05/01/2018		175		185
7.75%, PIK 8.50%, 05/01/2019(d),(f),(g)	337		339		Freescale Semiconductor Inc
Claire's Stores Inc					5.00%, 05/15/2021(d)		205		199
8.88%, 03/15/2019	4,322		4,700		6.00%, 01/15/2022(d),(f)		1,814		1,834
9.00%, 03/15/2019(d)	2,250		2,514		8.05%, 02/01/2020		2,367		2,551
CST Brands Inc					9.25%, 04/15/2018(d)		1,991		2,153
5.00%, 05/01/2023(d)	1,535		1,485		NXP BV / NXP Funding LLC
Ferrellgas LP / Ferrellgas Finance Corp					3.50%, 09/15/2016(d)		200		205
6.50%, 05/01/2021	1,763		1,785		5.75%, 02/15/2021(d)		297		310
6.75%, 01/15/2022(d),(f)	3,110		3,172		5.75%, 03/15/2023(d)		232		239
9.13%, 10/01/2017	2,600		2,732						$11,538
Gymboree Corp/The					Software - 2.35%
9.13%, 12/01/2018	500		484		Activision Blizzard Inc
L Brands Inc					5.63%, 09/15/2021(d)		1,990		2,060
5.63%, 10/15/2023	2,220		2,270		6.13%, 09/15/2023(d)		610		637
8.50%, 06/15/2019	1,500		1,806		Audatex North America Inc
Michaels FinCo Holdings LLC / Michaels					6.00%, 06/15/2021(d)		807		833
FinCo Inc					6.13%, 11/01/2023(d),(f)		96		97
7.50%, PIK 8.25%, 08/01/2018(d),(g)	1,670		1,724
					First Data Corp
Neebo Inc					6.75%, 11/01/2020(d)		1,687		1,786
15.00%, 06/30/2016(d)	328		342
					7.38%, 06/15/2019(d)		2,300		2,475
Neiman Marcus Group Inc/The					8.25%, 01/15/2021(d)		2,248		2,394
8.00%, 10/15/2021(d)	1,029		1,053
					8.75%, PIK 10.00%, 01/15/2022(d),(g)		1,145		1,222
New Albertsons Inc					11.75%, 08/15/2021(d)		2,935		2,986
7.45%, 08/01/2029	930		758		12.63%, 01/15/2021		7,012		8,091
7.75%, 06/15/2026	600		501		10.63%, 06/15/2021(d)		3,480		3,737
8.00%, 05/01/2031	973		803		11.25%, 01/15/2021(d)		3,507		3,854
8.70%, 05/01/2030	72		63

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Software (continued)					Telecommunications (continued)
Healthcare Technology Intermediate Inc					Level 3 Financing Inc (continued)
7.38%, PIK 8.13%, 09/01/2018(d),(g)	$1,565		$1,618		9.38%, 04/01/2019	$5,000		$5,588
IMS Health Inc					10.00%, 02/01/2018	3,753		4,011
6.00%, 11/01/2020(d)	823		856		MetroPCS Wireless Inc
Nuance Communications Inc					6.25%, 04/01/2021(d)	2,445		2,558
5.38%, 08/15/2020(d)	518		514		6.63%, 11/15/2020	1,346		1,423
Sophia LP / Sophia Finance Inc					6.63%, 04/01/2023(d)	1,424		1,490
9.75%, 01/15/2019(d)	2,555		2,785		NII Capital Corp
			$35,945		7.63%, 04/01/2021	819		475
					8.88%, 12/15/2019	1,445		903
Telecommunications - 11.60%					NII International Telecom SCA
Alcatel-Lucent USA Inc					7.88%, 08/15/2019(d)	236		205
6.45%, 03/15/2029	742		653		11.38%, 08/15/2019(d)	810		770
8.88%, 01/01/2020(d)	306		331
					Nokia OYJ
Altice Financing SA					5.38%, 05/15/2019	617		636
7.88%, 12/15/2019(d)	262		284
					6.63%, 05/15/2039	216		213
Altice Finco SA					Qwest Capital Funding Inc
9.88%, 12/15/2020(d)	200		224
					7.75%, 02/15/2031	1,220		1,171
Avaya Inc					Qwest Communications International Inc
7.00%, 04/01/2019(d)	480		458
9.00%, 04/01/2019(d)	900		905		7.13%, 04/01/2018	1,174		1,218
10.50%, 03/01/2021(d)	708		616		Qwest Corp
					6.88%, 09/15/2033	4,206		4,080
CenturyLink Inc					7.25%, 09/15/2025	310		331
6.45%, 06/15/2021	4,080		4,243		SBA Telecommunications Inc
Cincinnati Bell Inc					5.75%, 07/15/2020	1,280		1,331
8.38%, 10/15/2020	346		369		SoftBank Corp
8.75%, 03/15/2018	292		310		4.50%, 04/15/2020(d)	1,488		1,473
Citizens Communications Co					Sprint Capital Corp
7.13%, 03/15/2019	340		371		6.88%, 11/15/2028	3,430		3,259
Clearwire Communications LLC/Clearwire					8.75%, 03/15/2032	4,408		4,771
Finance Inc					Sprint Communications Inc
14.75%, 12/01/2016(d)	1,240		1,699
12.00%, 12/01/2015(d)	767		795		6.00%, 12/01/2016	3,475		3,757
					6.00%, 11/15/2022	1,500		1,478
Cricket Communications Inc					7.00%, 03/01/2020(d)	884		981
7.75%, 10/15/2020	1,905		2,177		7.00%, 08/15/2020	3,770		4,043
Crown Castle International Corp					9.00%, 11/15/2018(d)	3,261		3,954
5.25%, 01/15/2023	1,056		1,045		11.50%, 11/15/2021	374		487
Embarq Corp					Sprint Corp
8.00%, 06/01/2036	2,606		2,655		7.25%, 09/15/2021(d)	8,862		9,549
Frontier Communications Corp					7.88%, 09/15/2023(d)	3,674		3,987
7.13%, 01/15/2023	248		257		Syniverse Holdings Inc
7.63%, 04/15/2024	1,208		1,275		9.13%, 01/15/2019	1,030		1,115
8.25%, 05/01/2014	2		2		T-Mobile USA Inc
8.50%, 04/15/2020	210		240		5.25%, 09/01/2018(d)	467		485
8.75%, 04/15/2022	220		251		6.46%, 04/28/2019	3,568		3,782
9.00%, 08/15/2031	4,608		4,769		6.54%, 04/28/2020	3,470		3,678
9.25%, 07/01/2021	500		589		6.63%, 04/28/2021	3,690		3,902
Goodman Networks Inc					6.73%, 04/28/2022	4,336		4,580
13.12%, 07/01/2018(d),(e)	960		1,013
12.13%, 07/01/2018(d)	403		425		6.84%, 04/28/2023	1,490		1,575
					tw telecom holdings inc
Hughes Satellite Systems Corp					5.38%, 10/01/2022(d)	4,360		4,349
6.50%, 06/15/2019	1,735		1,861		6.38%, 09/01/2023(d)	285		296
Intelsat Jackson Holdings SA					UPC Holding BV
5.50%, 08/01/2023(d)	4,440		4,284
					9.88%, 04/15/2018(d)	545		590
6.63%, 12/15/2022(d)	1,400		1,428
6.63%, 12/15/2022(d)	1,230		1,255		UPCB Finance III Ltd
					6.63%, 07/01/2020(d)	2,285		2,439
7.25%, 10/15/2020	1,570		1,703		UPCB Finance V Ltd
7.50%, 04/01/2021	650		709		7.25%, 11/15/2021(d)	250		274
8.50%, 11/01/2019	2,490		2,733		UPCB Finance VI Ltd
Intelsat Luxembourg SA					6.88%, 01/15/2022(d)	1,140		1,228
7.75%, 06/01/2021(d)	4,061		4,284
8.13%, 06/01/2023(d)	2,844		3,007		Vimpel Communications Via VIP Finance
					Ireland Ltd OJSC
Level 3 Communications Inc					7.75%, 02/02/2021(d)	900		986
8.88%, 06/01/2019	1,135		1,239		VimpelCom Holdings BV
11.88%, 02/01/2019	2,310		2,680		4.25%, 06/29/2014(d),(e)	500		503
Level 3 Financing Inc					5.20%, 02/13/2019(d)	200		200
6.13%, 01/15/2021(d),(f)	2,175		2,213
					7.50%, 03/01/2022(d)	750		804
7.00%, 06/01/2020	350		373		Virgin Media Finance PLC
8.13%, 07/01/2019	2,105		2,321		8.38%, 10/15/2019	444		485
8.63%, 07/15/2020	2,475		2,803

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2013

	Principal				SENIOR FLOATING RATE INTERESTS	Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	(continued)	Amount (000's)	Value	(000	's)

Telecommunications (continued)					Aerospace & Defense - 0.04%
Virgin Media Secured Finance PLC					Ducommun Inc, Term Loan B1
5.38%, 04/15/2021(d)	$1,556		$1,563		4.75%, 06/30/2017(e)	$627		$632
6.50%, 01/15/2018	1,070		1,113
Wind Acquisition Finance SA
6.50%, 04/30/2020(d)	499		514		Automobile Manufacturers - 0.17%
7.25%, 02/15/2018(d)	850		895		Chrysler Group LLC, Term Loan B
					4.25%, 05/24/2017(e)	1,252		1,262
11.75%, 07/15/2017(d)	1,075		1,142
					Navistar Inc, Term Loan B
Wind Acquisition Holdings Finance SA					5.75%, 08/16/2017(e)	852		868
12.25%, PIK 12.25%, 07/15/2017(d),(g)	279		283
					Wabash National Corp, Term Loan B
Windstream Corp					4.50%, 05/04/2019(e)	437		438
6.38%, 08/01/2023	1,220		1,183
7.50%, 06/01/2022	1,495		1,566					$2,568
7.75%, 10/15/2020	1,100		1,179		Automobile Parts & Equipment - 0.09%
7.75%, 10/01/2021	1,450		1,548		Remy International Inc, Term Loan B
7.75%, 10/01/2021(d)	4,015		4,286		4.25%, 02/28/2020(e)	1,424		1,429
7.88%, 11/01/2017	6,515		7,452
8.13%, 09/01/2018	275		298
			$177,284		Chemicals - 0.18%
					AZ Chem US Inc, Term Loan B
Transportation - 0.38%					5.25%, 12/19/2017(e)	318		321
Martin Midstream Partners LP / Martin					OCI Beaumont LLC, Term Loan B2
Midstream Finance Corp					6.25%, 08/13/2019(e)	215		217
7.25%, 02/15/2021	543		554		Tronox Pigments BV, Term Loan B
Navigator Holdings Ltd					4.50%, 02/08/2018(e)	128		129
9.00%, 12/18/2017(d)	200		211		4.50%, 03/13/2020(e)	145		146
Navios Maritime Acquisition Corp / Navios					US Coatings Acquisition Inc, Term Loan B2
Acquisition Finance US Inc					4.75%, 01/18/2020(e)	1,090		1,100
8.13%, 11/15/2021(d),(f)	395		399		4.75%, 02/01/2020(e)	779		787
Navios South American Logistics Inc / Navios								$2,700
Logistics Finance US Inc
9.25%, 04/15/2019	1,429		1,547		Coal- 0.19%
syncreon Group BV / syncreon Global Finance					Arch Coal Inc, Term Loan
					5.75%, 05/14/2018(e)	876		849
US Inc
8.63%, 11/01/2021(d)	292		296		Peabody Energy Corp, Term Loan B
					0.00%, 09/20/2020(e),(h)	2,106		2,099
Teekay Corp
8.50%, 01/15/2020	669		728					$2,948
Ultrapetrol Bahamas Ltd					Commercial Services - 0.09%
8.88%, 06/15/2021(d)	1,375		1,471		Ceridian Corp, Term Loan B
8.88%, 06/15/2021(d)	84		89		4.42%, 05/31/2017(e)	217		219
Watco Cos LLC / Watco Finance Corp					Harland Clarke Holdings Corp, Term Loan B
6.38%, 04/01/2023(d)	469		464		5.42%, 04/01/2014(e)	195		196
			$5,759		5.42%, 04/01/2014(e)	82		82
TOTAL BONDS			$1,320,792		5.42%, 06/27/2014(e)	376		376
	Principal				Sourcehov LLC, Term Loan
CONVERTIBLE BONDS - 0.05%	Amount (000's)		Value(000	's)	8.75%, 04/30/2019(e)	231		233
					St George's University, Term Loan
Diversified Financial Services - 0.05%					8.50%, 12/14/2017(e)	229		230
Somerset Cayuga Holding Co Inc
20.00%, PIK 20.00%, 06/15/2017(b),(d),(g)	333		766					$1,336
					Computers - 0.02%
Retail - 0.00%					CDW LLC, Term Loan B
					3.50%, 04/30/2020(e)	299		297
Real Mex Restaurants Inc
1.12%, PIK 1.12%, 03/21/2018(b),(c),(g)	155		—
					Consumer Products - 0.10%
TOTAL CONVERTIBLE BONDS			$766		Dell International LLC, Term Loan B
SENIOR FLOATING RATE INTERESTS -	Principal				4.50%, 03/24/2020(e)	1,595		1,585
7.74%	Amount (000's)		Value(000	's)

Advertising - 0.26%					Diversified Financial Services - 0.06%
inVentiv Health Inc, Term Loan B					Walter Investment Management Corp, Term
7.50%, 08/04/2016(e)	$983		$967		Loan B
RH Donnelley Inc, Term Loan					5.75%, 11/15/2017(e)	820		827
9.75%, 10/24/2014(e)	469		337
9.75%, 10/24/2014(e)	521		374
Vertis Inc, Term Loan EXIT					Electric - 0.33%
0.00%, 12/31/2015 (a),(b),(e)	1,359		24		Texas Competitive Electric Holdings Co LLC,
					Term Loan EXT
Visant Corp, Term Loan					4.67%, 10/10/2017(e)	2,847		1,896
5.25%, 12/22/2016(e)	2,378		2,332
					4.77%, 10/10/2017(e)	1,392		927
			$4,034

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2013

	SENIOR FLOATING RATE INTERESTS	Principal			SENIOR FLOATING RATE INTERESTS	Principal
	(continued)	Amount (000's) Value (000's)			(continued)	Amount (000's) Value (000's)

	Electric (continued)				Media (continued)
	Texas Competitive Electric Holdings Co LLC,				Clear Channel Communications Inc, Term
	Term Loan NONEXT				Loan B
	3.67%, 10/10/2014(e)	$2,275	$1,531		3.83%, 01/29/2016(e)	$2,420	$2,346
	3.77%, 10/10/2014(e)	1,114	749		Clear Channel Communications Inc, Term
			$5,103	Loan B	-NEW
					3.82%, 01/29/2016(e)	3,744	3,629
	Entertainment - 0.79%				Clear Channel Communications Inc, Term
	American Casino & Entertainment Properties			Loan D	-EXT
	LLC, REV				6.93%, 01/23/2019(e)	1,772	1,684
	11.25%, 07/02/2018(e)	380	380
					Hubbard Broadcasting Inc, Term Loan B
	American Casino & Entertainment Properties				4.50%, 04/29/2019(e)	423	426
	LLC, Term Loan B				McGraw-Hill Global Education Holdings
	6.00%, 07/02/2019(e)	574	579
					LLC, Term Loan
	Graton Economic Development Authority,				9.00%, 03/18/2019(e)	446	453
	Term Loan B				Radio One Inc, Term Loan B
	9.00%, 08/14/2018(e)	2,999	3,149
					7.50%, 03/25/2016(e)	1,558	1,592
	9.00%, 08/14/2018(e)	325	341
					Univision Communications Inc, Term Loan
	Intrawest ULC, Term Loan				C1
	7.00%, 12/03/2017(e)	342	346
					4.50%, 03/01/2020(e)	1,266	1,272
	7.00%, 12/03/2017(e)	179	181
					Univision Communications Inc, Term Loan
	Mohegan Tribal Gaming Authority, Term				C3
	Loan				4.00%, 03/01/2020(e)	1,225	1,225
	9.00%, 03/31/2016(e)	925	944
					4.00%, 03/01/2020(e)	383	383
	Pinnacle Entertainment Inc, Term Loan B2						$13,493
	3.75%, 08/05/2020(e)	304	304
	Scientific Games International Inc, Term				Mining - 0.12%
	Loan				FMG Resources August 2006 Pty Ltd, Term
	4.25%, 05/22/2020(e)	5,020	5,020		Loan B
	Shingle Springs Tribal Gaming Authority,				5.25%, 10/12/2017(e)	1,198	1,200
	Term Loan B				Noranda Aluminum Acquisition Corp, Term
	6.25%, 08/22/2019(e)	600	598		Loan B
	WMG Acquisition Corp, Term Loan B				5.75%, 02/24/2019(e)	709	654
	3.75%, 07/20/2020(e)	210	210				$1,854

			$12,052		Oil & Gas - 0.85%
Food	- 0.21%				Alon USA Partners LP, Term Loan B
	High Liner Foods Inc, Term Loan				9.25%, 11/13/2018(e)	143	148
	4.75%, 12/19/2017(e)	7	7		Chesapeake Energy Corp, Term Loan B
	4.75%, 12/31/2017(e)	305	304		5.75%, 12/02/2017(e)	8,418	8,597
	SUPERVALU Inc, Term Loan				Fieldwood Energy LLC, Term Loan
	5.00%, 03/21/2019(e)	2,834	2,850		8.38%, 09/30/2020(e)	1,615	1,642
			$3,161		MEG Energy Corp, Term Loan B
					3.75%, 03/31/2020(e)	587	590
	Healthcare - Services - 0.14%				Rice Drilling B LLC, Term Loan
	United Surgical Partners International Inc,				8.50%, 10/11/2018(e)	261	265
	Term Loan B				Sabine Oil & Gas LLC, Term Loan
	4.75%, 04/03/2019(e)	2,149	2,155
					8.75%, 01/18/2018(e)	667	669
					Shelf Drilling Midco Ltd, PIK Term Loan B
	Lodging - 1.19%				10.00%, PIK 0.75%, 10/08/2018(e),(g)	460	464
	Caesars Entertainment Operating Co Inc, Term				Wildhorse Resources LLC, Term Loan
	Loan B6				7.50%, 04/28/2019(e)	664	658
	5.49%, 01/28/2018(e)	3,249	3,045				$13,033
	CityCenter Holdings LLC, Term Loan B
	0.00%, 10/09/2020(e),(h)	5,600	5,644		Oil & Gas Services - 0.03%
					Stallion Oilfield Holdings Inc, Term Loan
	Hilton Worldwide Finance LLC, Term Loan				8.00%, 06/11/2018(e)	486	495
	B
	0.00%, 09/23/2020(e),(h)	700	704
	4.32%, 09/23/2020(e)	5,433	5,463		Pharmaceuticals - 0.09%
	ROC Finance LLC, Term Loan B				Aptalis Pharma Inc, Term Loan B
	5.00%, 03/27/2019(e)	520	508		6.00%, 10/02/2020(e)	713	716
	Station Casinos LLC, Term Loan B				6.00%, 10/02/2020(e)	658	661
	5.00%, 02/25/2018(e)	1,095	1,104				$1,377
	5.00%, 02/25/2020(e)	1,672	1,687
			$18,155		Real Estate - 0.25%
					Realogy Group LLC, Term Loan B
Media	- 0.88%				4.50%, 10/10/2016(e)	3,806	3,843
	Barrington Broadcasting Group LLC, Term
	Loan B
	7.50%, 06/14/2017(e)	67	67		Retail - 0.60%
	7.50%, 12/19/2017(e)	417	416		Gymboree Corp/The, Term Loan
					5.00%, 02/11/2018(e)	3,027	2,925

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2013

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Retail (continued)			Transportation (continued)
Gymboree Corp/The, Term Loan (continued)			State Class Tankers II LLC, Term Loan B
5.00%, 02/23/2018(e)	$81	$78	6.75%, 06/19/2020(e)	$375	$377
JC Penney Corp Inc, Term Loan					$1,005
6.00%, 05/21/2018(e)	1,995	1,928	TOTAL SENIOR FLOATING RATE INTERESTS		$118,349
Rite Aid Corp, Term Loan 1				Maturity
5.75%, 08/21/2020(e)	320	327	REPURCHASE AGREEMENTS - 4.88%	Amount (000's)	Value (000's)
Rite Aid Corp, Term Loan 2
4.88%, 06/11/2021(e)	1,889	1,903	Banks - 4.88%
Sears Holdings, Term Loan			Investment in Joint Trading Account; Barclays $	17,768	$17,768
5.75%, 06/30/2018(e)	1,175	1,179	Bank PLC Repurchase Agreement; 0.07%
Serta Simmons Holdings LLC, Term Loan B			dated 10/31/2013 maturing 11/01/2013
5.00%, 09/19/2019(e)	353	355	(collateralized by US Government
5.00%, 10/01/2019(e)	256	257	Securities; $18,123,652; 0.25% - 2.63%;
5.00%, 10/01/2019(e)	132	133	dated 06/30/15 - 08/15/20)
5.00%, 10/01/2019(e)	34	34	Investment in Joint Trading Account; Credit	13,326	13,326
5.00%, 10/01/2019(e)	34	34	Suisse Repurchase Agreement; 0.08%
5.00%, 10/01/2019(e)	30	30	dated 10/31/2013 maturing 11/01/2013
5.00%, 10/01/2019(e)	14	14	(collateralized by US Government
5.00%, 10/01/2019(e)	20	21	Securities; $13,592,738; 0.00%; dated
		$9,218	08/15/16 - 08/15/37)
			Investment in Joint Trading Account; Deutsche	29,614	29,614
Semiconductors - 0.12%			Bank Repurchase Agreement; 0.11% dated
Freescale Semiconductor Inc, Term Loan B4			10/31/2013 maturing 11/01/2013
5.00%, 01/30/2020(e)	572	577	(collateralized by US Government
Freescale Semiconductor Inc, Term Loan B5			Securities; $30,206,086; 0.00% - 5.50%;
5.00%, 01/15/2021(e)	420	424	dated 12/27/13 - 07/15/36)
NXP BV, Term Loan C			Investment in Joint Trading Account; Merrill	13,858	13,858
4.75%, 01/11/2020(e)	804	812	Lynch Repurchase Agreement; 0.09%
		$1,813	dated 10/31/2013 maturing 11/01/2013
			(collateralized by US Government
Software - 0.54%			Securities; $14,135,179; 0.00% - 7.13%;
BMC Foreign Holding Co, Term Loan B
5.00%, 08/07/2020(e)	459	463	dated 03/15/14 - 01/15/48)
Ellucian, Term Loan B					$74,566
4.50%, 07/19/2018(e)	1,694	1,708	TOTAL REPURCHASE AGREEMENTS		$74,566
First Data Corp, Term Loan			Total Investments		$1,529,455
4.17%, 03/24/2017(e)	4,301	4,304	Liabilities in Excess of Other Assets, Net - (0.08)%		$(1,249)
First Data Corp, Term Loan B			TOTAL NET ASSETS - 100.00%		$1,528,206
4.17%, 09/30/2018(e)	574	575
RP Crown Parent LLC, Term Loan
6.75%, 12/14/2018(e)	1,170	1,181	(a) Non-Income Producing Security
			(b) Security is Illiquid
		$8,231	(c)	Fair value of these investments is determined in good faith by the
Telecommunications - 0.33%			Manager under procedures established and periodically reviewed by the
Alcatel-Lucent USA Inc, Term Loan C			Board of Directors. At the end of the period, the fair value of these
5.75%, 01/29/2019(e)	717	727	securities totaled $4,676 or 0.31% of net assets.
Altice Financing SA, Delay-Draw Term Loan			(d)	Security exempt from registration under Rule 144A of the Securities Act of
DD			1933. These securities may be resold in transactions exempt from
5.50%, 07/03/2019(e)	61	61	registration, normally to qualified institutional buyers. Unless otherwise
5.50%, 07/03/2019(e)	117	118	indicated, these securities are not considered illiquid. At the end of the
5.50%, 07/15/2019(e)	451	454	period, the value of these securities totaled $423,366 or 27.70% of net
Cincinnati Bell Inc, Term Loan B			assets.
4.00%, 08/09/2020(e)	147	146	(e)	Variable Rate. Rate shown is in effect at October 31, 2013.
4.00%, 08/09/2020(e)	147	146	(f)	Security purchased on a when-issued basis.
4.00%, 08/20/2020(e)	147	146	(g)	Payment in kind; the issuer has the option of paying additional securities
Cricket Communications Inc, Delay-Draw			in lieu of cash.
Term Loan C-DD			(h)	This Senior Floating Rate Note will settle after October 31, 2013, at which
4.75%, 03/01/2020(e)	534	537	time the interest rate will be determined.
Integra Telecom Holdings Inc, Term Loan
5.25%, 02/22/2019(e)	1,229	1,242
Level 3 Financing Inc, Term Loan B
3.95%, 01/15/2020(e)	1,115	1,120
UPC Financing Partnership, Term Loan AH
3.25%, 06/10/2021(e)	310	308
		$5,005

Transportation - 0.07%
Navios Maritime Partners LP, Term Loan B
0.00%, 10/18/2020(e),(h)	620	628

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2013

Portfolio Summary (unaudited)
Sector		Percent
Communications		20.50%
Consumer, Non-cyclical		16.41%
Financial		14.66%
Energy		14.60%
Consumer, Cyclical		14.28%
Industrial		6.20%
Basic Materials		5 .33%
Technology		4.69%
Utilities		3.41%
Liabilities in Excess of Other Assets, Net		(0.08)%
TOTAL NET ASSETS		100.00%

Foreign Currency Contracts

Foreign Currency Sale Contracts	Counterparty	Delivery Date	Contracts to Deliver	In Exchange For	Fair Value	Net Unrealized Appreciation/(Depreciation)
British Pound Sterling	JP Morgan Chase	11/22/2013	353,000	$568	$566	$2
Total						$2

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
Income Fund
October 31, 2013

COMMON STOCKS - 0.00%	Shares Held	Value	(000	's)		Principal

Computers - 0.00%					BONDS (continued)	Amount (000's)	Value	(000	's)
SONICblue Inc (a),(b)	9,825,000		$—		Banks (continued)
					US Bancorp/MN (continued)
Diversified Financial Services - 0.00%					2.95%, 07/15/2022	$5,000		$4,751
Adelphia Recovery Trust (a),(b),(c)	658,740		5		3.00%, 03/15/2022	2,000		1,979
					4.13%, 05/24/2021	3,000		3,224
					US Bank NA/Cincinnati OH
Transportation - 0.00%					4.95%, 10/30/2014	6,000		6,267
Trailer Bridge Inc (a),(b)	7,120		—		Wells Fargo & Co
					4.63%, 04/15/2014	11,000		11,200
TOTAL COMMON STOCKS			$5		7.98%, 12/31/2049(d)	15,000		16,913
	Principal							$213,268
BONDS- 72.86%	Amount (000's)		Value(000	's)	Beverages - 1.55%
Aerospace & Defense - 0.08%					Anheuser-Busch InBev Worldwide Inc
Lockheed Martin Corp					2.50%, 07/15/2022	9,000		8,477
3.35%, 09/15/2021	$2,000		$2,015		7.75%, 01/15/2019	10,000		12,664
					Innovation Ventures LLC / Innovation
					Ventures Finance Corp
Airlines - 0.00%					9.50%, 08/15/2019(e)	18,000		16,695
UAL 1991 Equipment Trust AB
0.00%, 07/05/2014(a),(b)	3,032		—					$37,836
					Biotechnology - 1.35%
Automobile Floor Plan Asset Backed Securities - 2.21%					Amgen Inc
Ally Master Owner Trust					3.63%, 05/15/2022	4,500		4,549
0.62%, 04/15/2018(d)	13,000		12,971		3.88%, 11/15/2021	13,000		13,461
CNH Wholesale Master Note Trust					Gilead Sciences Inc
0.77%, 08/15/2019(d),(e)	13,000		13,000		4.40%, 12/01/2021	14,000		15,121
Ford Credit Floorplan Master Owner Trust A								$33,131
0.55%, 01/15/2018(d)	14,000		13,991		Chemicals - 1.09%
Nissan Master Owner Trust Receivables					Airgas Inc
0.47%, 02/15/2018(d)	14,000		13,984		1.65%, 02/15/2018	6,000		5,861
			$53,946		2.38%, 02/15/2020	7,000		6,754
Automobile Manufacturers - 0.16%					4.50%, 09/15/2014	5,000		5,165
General Motors Co					Eagle Spinco Inc
					4.63%, 02/15/2021(e)	9,250		8,949
4.88%, 10/02/2023(e)	4,000		4,050
								$26,729

Banks- 8.72%					Commercial Services - 1.70%
Bank of America Corp					Ceridian Corp
					11.25%, 11/15/2015(d)	20,000		20,125
5.42%, 03/15/2017	5,000		5,546
8.00%, 12/29/2049(d)	4,000		4,430		ERAC USA Finance LLC
8.13%, 12/29/2049(d)	10,000		11,175		3.30%, 10/15/2022(e)	2,000		1,926
					4.50%, 08/16/2021(e)	6,000		6,324
Citigroup Inc					6.38%, 10/15/2017(e)	4,000		4,662
3.95%, 06/15/2016	3,000		3,202		7.00%, 10/15/2037(e)	7,000		8,424
4.50%, 01/14/2022	4,000		4,270
5.85%, 08/02/2016	12,000		13,401					$41,461
Goldman Sachs Group Inc/The					Computers - 0.49%
3.63%, 02/07/2016	5,000		5,277		Apple Inc
3.63%, 01/22/2023	4,000		3,902		2.40%, 05/03/2023	13,000		11,880
5.25%, 07/27/2021	13,000		14,349
5.35%, 01/15/2016	2,000		2,185
ING Bank NV					Diversified Financial Services - 5.23%
3.75%, 03/07/2017(e)	5,000		5,288		American Honda Finance Corp
4.00%, 03/15/2016(e)	7,000		7,404		0.74%, 10/07/2016(d)	4,500		4,517
JP Morgan Chase & Co					1.50%, 09/11/2017(e)	5,000		4,985
3.25%, 09/23/2022	5,000		4,830		1.60%, 02/16/2018(e)	10,000		9,901
5.13%, 09/15/2014	12,000		12,458		3.80%, 09/20/2021(e)	10,000		10,433
7.90%, 04/29/2049(d)	7,000		7,718		DVI Inc
Morgan Stanley					0.00%, 02/01/2004(a),(b),(c)	8,125		569
3.80%, 04/29/2016	4,000		4,227		0.00%, 02/01/2004(a),(b),(c)	400		28
4.75%, 04/01/2014	5,000		5,085		Ford Motor Credit Co LLC
4.88%, 11/01/2022	2,000		2,059		3.98%, 06/15/2016	20,000		21,301
5.50%, 07/28/2021	5,000		5,627		General Electric Capital Corp
PNC Bank NA					1.25%, 03/15/2023(d)	13,000		12,886
2.95%, 01/30/2023	5,000		4,670		4.65%, 10/17/2021	9,000		9,854
PNC Financial Services Group Inc/The					5.30%, 02/11/2021	2,000		2,227
6.75%, 07/29/2049(d)	18,000		18,990		International Lease Finance Corp
SunTrust Bank/Atlanta GA					8.63%, 01/15/2022	3,000		3,630
2.75%, 05/01/2023	15,000		13,763		8.75%, 03/15/2017(d)	13,000		15,275
US Bancorp/MN					Jefferies Finance LLC / JFIN Co-Issuer Corp
1.65%, 05/15/2017	9,000		9,078		7.38%, 04/01/2020(e)	3,750		3,853

See accompanying notes.

Schedule of Investments
Income Fund
October 31, 2013

		Principal						Principal
	BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

	Diversified Financial Services (continued)						Forest Products & Paper - 0.70%
	Jefferies Group LLC						Plum Creek Timberlands LP
	5.13%, 04/13/2018	$5,000		$5,384			3.25%, 03/15/2023	$5,000		$4,660
	5.13%, 01/20/2023	1,500		1,521			4.70%, 03/15/2021	12,000		12,435
	6.25%, 01/15/2036	9,000		8,777						$17,095
	8.50%, 07/15/2019	4,000		4,866
	Merrill Lynch & Co Inc					Gas	- 0.38%
	5.00%, 01/15/2015	3,000		3,144			Sempra Energy
	6.50%, 07/15/2018	2,000		2,354			2.30%, 04/01/2017	9,000		9,226
	6.75%, 06/01/2028	2,000		2,267
				$127,772			Healthcare - Services - 1.98%
							Alliance HealthCare Services Inc
	Electric - 7.99%						8.00%, 12/01/2016	12,800		13,104
	Exelon Generation Co LLC						HCA Inc
	6.20%, 10/01/2017	14,000		16,061			5.88%, 05/01/2023	4,500		4,534
	6.25%, 10/01/2039	3,000		3,152
	GenOn Americas Generation LLC						7.50%, 02/15/2022	3,000		3,371
	8.50%, 10/01/2021	12,500		13,656			7.50%, 11/06/2033	1,700		1,709
							HealthSouth Corp
	GenOn Energy Inc						7.25%, 10/01/2018	1,800		1,935
	9.88%, 10/15/2020	6,500		7,280
	LG&E and KU Energy LLC						7.75%, 09/15/2022	5,436		5,952
							MultiPlan Inc
	3.75%, 11/15/2020	5,000		5,086			9.88%, 09/01/2018(e)	6,000		6,630
	4.38%, 10/01/2021	5,000		5,180
	Metropolitan Edison Co						Vantage Oncology LLC / Vantage Oncology
	3.50%, 03/15/2023(e)	9,000		8,622			Finance Co
							9.50%, 06/15/2017(e)	11,000		11,220
	Nisource Finance Corp
	3.85%, 02/15/2023	2,000		1,955						$48,455
	5.25%, 09/15/2017	2,000		2,232			Insurance - 3.53%
	5.40%, 07/15/2014	5,000		5,154			Aspen Insurance Holdings Ltd
	6.13%, 03/01/2022	5,000		5,672			6.00%, 08/15/2014	2,500		2,599
	Oncor Electric Delivery Co LLC						6.00%, 12/15/2020	4,500		5,084
	7.00%, 09/01/2022	17,000		20,882			Berkshire Hathaway Inc
	PacifiCorp						3.00%, 02/11/2023	5,000		4,883
	4.95%, 08/15/2014	5,000		5,175			3.75%, 08/15/2021	5,000		5,261
	5.25%, 06/15/2035	5,000		5,430			Farmers Insurance Exchange
	6.25%, 10/15/2037	2,000		2,457			6.00%, 08/01/2014(e)	6,000		6,193
	PPL Energy Supply LLC						Fidelity National Financial Inc
	4.60%, 12/15/2021	11,000		10,822			5.50%, 09/01/2022	5,000		5,307
	6.50%, 05/01/2018	3,000		3,404			6.60%, 05/15/2017	12,000		13,448
	Solar Star Funding LLC						First American Financial Corp
	5.38%, 06/30/2035(e)	15,500		15,473			4.30%, 02/01/2023	20,000		19,471
	Southwestern Electric Power Co						Prudential Financial Inc
	3.55%, 02/15/2022	12,000		11,769			4.50%, 11/16/2021	2,000		2,163
	5.38%, 04/15/2015	6,500		6,866			5.38%, 06/21/2020	2,000		2,280
	TransAlta Corp						7.38%, 06/15/2019	4,000		4,977
	4.50%, 11/15/2022	18,000		17,565			8.88%, 06/15/2068(d)	12,000		14,550
	6.65%, 05/15/2018	4,000		4,579						$86,216
	Tucson Electric Power Co
	3.85%, 03/15/2023	14,000		13,525			Iron & Steel - 1.67%
	5.15%, 11/15/2021	3,000		3,247			Allegheny Technologies Inc
				$195,244			5.88%, 08/15/2023	7,000		7,200
							5.95%, 01/15/2021	16,000		16,964
	Entertainment - 0.20%						ArcelorMittal
	Peninsula Gaming LLC / Peninsula Gaming						6.00%, 03/01/2021(d)	16,000		16,780
	Corp									$40,944
	8.38%, 02/15/2018(e)	4,500		4,905
							Leisure Products & Services - 1.11%
							Royal Caribbean Cruises Ltd
	Environmental Control - 1.77%						6.88%, 12/01/2013	6,000		6,022
	ADS Waste Holdings Inc						7.25%, 03/15/2018	5,000		5,725
	8.25%, 10/01/2020(e)	21,000		22,050			Seven Seas Cruises S de RL LLC
	Republic Services Inc						9.13%, 05/15/2019	14,000		15,383
	3.55%, 06/01/2022	6,000		5,916						$27,130
	3.80%, 05/15/2018	2,000		2,136
	5.00%, 03/01/2020	12,000		13,181			Lodging - 0.76%
				$43,283			Boyd Gaming Corp
							9.13%, 12/01/2018	17,000		18,487
Food	- 0.26%
	Ingredion Inc
	4.63%, 11/01/2020	6,000		6,383		Media	- 2.36%
							Comcast Corp
							2.85%, 01/15/2023	10,000		9,643

See accompanying notes.

Schedule of Investments
Income Fund
October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

Media (continued)						Packaging & Containers - 0.23%
Comcast Corp (continued)						Sealed Air Corp
3.13%, 07/15/2022	$2,000		$1,975			6.88%, 07/15/2033(e)	$6,000		$5,640
5.15%, 03/01/2020	2,000		2,284
Historic TW Inc
9.15%, 02/01/2023	5,260		7,095			Pharmaceuticals - 0.54%
NBCUniversal Enterprise Inc						AbbVie Inc
0.93%, 04/15/2018(d),(e)	3,000		3,018			2.90%, 11/06/2022	13,750		13,124
News America Inc
4.50%, 02/15/2021	5,000		5,387			Pipelines - 2.53%
6.40%, 12/15/2035	8,000		9,142			Buckeye Partners LP
Time Warner Cable Inc						4.15%, 07/01/2023	10,000		9,856
4.00%, 09/01/2021	2,000		1,879			DCP Midstream Operating LP
4.13%, 02/15/2021	2,000		1,905			4.95%, 04/01/2022	6,750		6,846
5.00%, 02/01/2020	2,000		2,049			El Paso Natural Gas Co LLC
6.55%, 05/01/2037	6,000		5,615			7.50%, 11/15/2026	9,500		12,023
7.30%, 07/01/2038	7,750		7,814			Express Pipeline LLC
			$57,806			7.39%, 12/31/2019(e)	4,952		5,344
						Southern Natural Gas Co LLC
Mining - 0.78%						8.00%, 03/01/2032	4,000		5,163
Glencore Canada Corp						Tennessee Gas Pipeline Co LLC
6.00%, 10/15/2015	12,000		12,966			8.38%, 06/15/2032	2,000		2,618
Xstrata Finance Canada Ltd						TransCanada PipeLines Ltd
4.00%, 10/25/2022(e)	2,000		1,940
						0.93%, 06/30/2016(d)	5,000		5,038
4.95%, 11/15/2021(e)	4,000		4,087
						6.10%, 06/01/2040	5,000		5,799
			$18,993			7.25%, 08/15/2038	7,000		9,084
Oil & Gas - 6.39%									$61,771
BG Energy Capital PLC						Real Estate - 0.93%
2.88%, 10/15/2016(e)	2,000		2,097
4.00%, 10/15/2021(e)	11,500		11,982			WEA Finance LLC
						4.63%, 05/10/2021(e)	6,000		6,384
BP Capital Markets PLC						WEA Finance LLC / WT Finance Aust Pty
2.50%, 11/06/2022	3,000		2,774			Ltd
3.25%, 05/06/2022	4,000		3,948			6.75%, 09/02/2019(e)	12,000		14,395
4.75%, 03/10/2019	14,000		15,708			WEA Finance LLC / WT Finance Aust Pty Ltd
Linn Energy LLC / Linn Energy Finance						/ WT Finance NZ Ltd
Corp						3.38%, 10/03/2022(e)	2,000		1,915
6.50%, 05/15/2019	13,250		13,217						$22,694
Nabors Industries Inc
5.00%, 09/15/2020	14,000		14,795		REITS	- 9.40%
5.10%, 09/15/2023(e)	5,000		5,119			Alexandria Real Estate Equities Inc
Petro-Canada						3.90%, 06/15/2023	4,000		3,846
9.25%, 10/15/2021	8,500		11,461			4.60%, 04/01/2022	20,500		21,000
Phillips 66						Arden Realty LP
4.30%, 04/01/2022	9,000		9,345			5.25%, 03/01/2015	8,000		8,387
Rowan Cos Inc						BioMed Realty LP
4.88%, 06/01/2022	8,000		8,266			3.85%, 04/15/2016	6,000		6,305
5.00%, 09/01/2017	14,000		15,193			4.25%, 07/15/2022	8,000		7,861
Tesoro Corp						6.13%, 04/15/2020	8,000		8,984
5.38%, 10/01/2022	8,750		8,662			CubeSmart LP
W&T Offshore Inc						4.80%, 07/15/2022	9,000		9,483
8.50%, 06/15/2019	18,500		19,934			Duke Realty LP
Whiting Petroleum Corp						3.88%, 10/15/2022	3,000		2,908
5.75%, 03/15/2021	13,000		13,747			4.38%, 06/15/2022	4,000		4,023
			$156,248			8.25%, 08/15/2019	13,000		16,319
						HCP Inc
Oil & Gas Services - 2.11%						2.63%, 02/01/2020	5,000		4,835
Exterran Partners LP / EXLP Finance Corp						3.75%, 02/01/2019	5,000		5,217
6.00%, 04/01/2021(e)	24,000		23,880
						5.38%, 02/01/2021	3,000		3,316
Schlumberger Investment SA						6.00%, 03/01/2015	1,750		1,862
3.30%, 09/14/2021(e)	6,000		6,044
						7.07%, 06/08/2015	2,250		2,457
Weatherford International Ltd/Bermuda						Health Care REIT Inc
4.50%, 04/15/2022	6,750		6,827			3.75%, 03/15/2023	3,000		2,880
5.13%, 09/15/2020	14,000		14,899			4.50%, 01/15/2024	5,000		5,062
			$51,650			4.95%, 01/15/2021	3,000		3,230
Other Asset Backed Securities - 0.94%						6.00%, 11/15/2013	8,000		8,011
PFS Financing Corp						6.13%, 04/15/2020	2,000		2,304
0.67%, 04/17/2017(d),(e)	9,000		8,975			6.20%, 06/01/2016	3,000		3,357
0.72%, 02/15/2018(d),(e)	14,000		13,911			Healthcare Realty Trust Inc
			$22,886			5.75%, 01/15/2021	4,000		4,409
						6.50%, 01/17/2017	12,500		14,081

See accompanying notes.

Schedule of Investments
Income Fund
October 31, 2013

	Principal				U.S. GOVERNMENT & GOVERNMENT	Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	AGENCY OBLIGATIONS - 21.26%	Amount (000's)	Value	(000	's)

REITS (continued)					Federal Home Loan Mortgage Corporation (FHLMC) -
Hospitality Properties Trust					5.94%
					3.00%, 10/01/2042	$15,293		$15,037
4.50%, 06/15/2023	$5,000		$4,926		3.00%, 10/01/2042	16,084		15,814
5.00%, 08/15/2022	14,000		14,291
Kimco Realty Corp					3.00%, 11/01/2042	16,055		15,787
					3.50%, 10/01/2041	9,815		10,040
6.88%, 10/01/2019	12,000		14,592		3.50%, 04/01/2042	12,523		12,811
Nationwide Health Properties Inc
6.00%, 05/20/2015	12,000		12,931		3.50%, 04/01/2042	12,441		12,727
					4.00%, 04/01/2039	7,977		8,423
Simon Property Group LP					4.50%, 08/01/2033	2,897		3,101
2.75%, 02/01/2023	7,000		6,587
4.38%, 03/01/2021	3,000		3,223		4.50%, 08/01/2033	1,342		1,435
					4.50%, 08/01/2033	2,481		2,655
10.35%, 04/01/2019	9,000		12,360		4.50%, 05/01/2039	6,149		6,551
Ventas Realty LP / Ventas Capital Corp
3.25%, 08/15/2022	8,000		7,613		4.50%, 06/01/2039	4,775		5,135
					4.50%, 07/01/2039	12,046		12,935
4.00%, 04/30/2019	3,000		3,180		5.00%, 08/01/2035	2,489		2,717
			$229,840		5.00%, 11/01/2035	2,549		2,750
Savings & Loans - 0.60%					5.00%, 10/01/2038	4,778		5,096
First Niagara Financial Group Inc					5.50%, 11/01/2017	675		718
6.75%, 03/19/2020	3,500		4,092		5.50%, 01/01/2018	162		170
7.25%, 12/15/2021	9,000		10,550		5.50%, 05/01/2031	391		425
			$14,642		5.50%, 06/01/2035	2,159		2,341
					5.50%, 01/01/2036	2,819		3,062
Telecommunications - 1.76%					5.50%, 04/01/2036	2,459		2,695
Corning Inc					6.00%, 03/01/2031	86		95
4.25%, 08/15/2020	10,000		10,829		6.00%, 05/01/2032	377		416
4.75%, 03/15/2042	4,000		3,990		6.00%, 06/01/2038	1,310		1,433
Qwest Corp					6.50%, 01/01/2029	109		122
6.75%, 12/01/2021	19,000		20,733		6.50%, 05/01/2029	140		156
Verizon Communications Inc					6.50%, 06/01/2029	189		208
3.65%, 09/14/2018	7,000		7,445		6.50%, 06/01/2029	92		104
			$42,997		6.50%, 08/01/2029	78		87
Transportation - 0.42%					7.00%, 01/01/2032	134		152
Trailer Bridge Inc								$145,198
0.00%, 11/15/2015(a),(b)	12,000		—
13.75%, 03/31/2017(b),(c),(d)	11,072		10,371		Federal National Mortgage Association (FNMA) - 12.60%
					3.00%, 03/01/2042	12,570		12,415
			$10,371		3.00%, 03/01/2042	12,287		12,135
Trucking & Leasing - 0.94%					3.00%, 05/01/2042	14,251		14,075
Penske Truck Leasing Co Lp / PTL Finance					3.00%, 06/01/2042	13,535		13,368
Corp					3.00%, 06/01/2042	13,441		13,275
3.75%, 05/11/2017(e)	22,000		23,094		3.50%, 12/01/2040	10,379		10,654
					3.50%, 01/01/2041	8,398		8,620
TOTAL BONDS			$1,781,212		3.50%, 01/01/2041	8,766		8,998
	Principal				3.50%, 12/01/2041	7,816		8,023
CONVERTIBLE BONDS - 1.26%	Amount (000's)	Value	(000	's)	3.50%, 01/01/2042	10,920		11,214
					3.50%, 03/01/2042	12,115		12,434
Automobile Parts & Equipment - 0.93%					3.50%, 04/01/2042	15,309		15,714
Meritor Inc					4.00%, 03/01/2039	6,302		6,640
7.88%, 03/01/2026(e)	18,750		22,664		4.00%, 08/01/2040	6,463		6,808
					4.00%, 09/01/2040	11,554		12,197
					4.00%, 11/01/2040	4,601		4,849
Pharmaceuticals - 0.33%					4.00%, 11/01/2040	7,903		8,324
Omnicare Inc
3.25%, 12/15/2035	7,682		8,167		4.00%, 10/01/2041	8,052		8,488
					4.00%, 10/01/2041	9,957		10,493
					4.00%, 11/01/2041	22,354		23,567
TOTAL CONVERTIBLE BONDS			$30,831		4.00%, 04/01/2042	13,598		14,333
SENIOR FLOATING RATE INTERESTS -	Principal				4.00%, 08/01/2043	19,841		20,955
0.62%	Amount (000's) Value (000's)				4.50%, 06/01/2039	4,235		4,532
Entertainment - 0.18%					4.50%, 08/01/2039	4,393		4,737
CCM Merger Inc, Term Loan					4.50%, 05/01/2040	6,532		7,012
5.00%, 02/01/2017(d)	$4,540		$4,562		5.00%, 01/01/2018	526		558
					5.00%, 10/01/2032	645		701
					5.00%, 08/01/2035	5,462		5,933
Transportation - 0.44%					5.00%, 04/01/2039	2,413		2,637
Trailer Bridge Inc, Term Loan					5.00%, 12/01/2039	3,459		3,781
10.00%, 04/02/2016(b),(c),(d)	10,650		10,650
					5.00%, 04/01/2040	6,567		7,153
					5.00%, 06/01/2040	5,736		6,278
TOTAL SENIOR FLOATING RATE INTERESTS			$15,212		5.50%, 03/01/2033	540		589
					5.50%, 02/01/2035	5,046		5,550
					6.00%, 04/01/2032	151		167

See accompanying notes.

Schedule of Investments
Income Fund
October 31, 2013

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	Portfolio Summary (unaudited)
				Sector	Percent
Federal National Mortgage Association (FNMA) (continued)				Financial	31.38%
6.50%, 09/01/2028	$55	$61		Mortgage Securities	18.58%
6.50%, 11/01/2028	61	68		Energy	11.03%
6.50%, 05/01/2031	28	30
6.50%, 04/01/2032	344	386		Utilities	8.37%
				Consumer, Non-cyclical	7.71%
6.50%, 05/01/2032	355	401		Basic Materials	4 .24%
7.00%, 01/01/2030	5	5		Communications	4.12%
		$308,158		Industrial	3.88%
Government National Mortgage Association (GNMA) -				Consumer, Cyclical	3.34%
0.04%				Asset Backed Securities	3 .15%
6.00%, 05/20/2032(d)	702	780
				Government	2 .68%
7.00%, 06/20/2031	123	142		Technology	0.49%
		$922		Other Assets in Excess of Liabilities, Net	1 .03%
U.S. Treasury - 2.68%				TOTAL NET ASSETS	100.00%
0.25%, 01/31/2015	15,000	15,013
0.25%, 07/15/2015	15,000	14,997
0.88%, 02/28/2017	15,000	15,070
1.38%, 11/30/2018	10,000	10,020
1.75%, 05/31/2016	10,000	10,330
		$65,430
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$519,708
	Maturity
REPURCHASE AGREEMENTS - 2.97%	Amount (000's)	Value(000	's)

Banks- 2.97%
Investment in Joint Trading Account; Barclays $	17,282	$17,282
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $17,627,631; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	12,962	12,962
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $13,220,723; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	28,803	28,803
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $29,379,384; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)
Investment in Joint Trading Account; Merrill	13,479	13,479
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $13,748,318; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
		$72,526
TOTAL REPURCHASE AGREEMENTS		$72,526
Total Investments		$2,419,494
Other Assets in Excess of Liabilities, Net - 1.03%		$25,147
TOTAL NET ASSETS - 100.00%		$2,444,641

(a) Non-Income Producing Security
(b)	Fair value of these investments is determined in good faith by the
Manager under procedures established and periodically reviewed by the
Board of Directors. At the end of the period, the fair value of these securities totaled $21,623 or 0.88% of net assets.
(c) Security is Illiquid
(d)	Variable Rate. Rate shown is in effect at October 31, 2013.
(e)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $341,476 or 13.97% of net assets.

See accompanying notes.

Schedule of Investments
Inflation Protection Fund
October 31, 2013

		Principal						Principal
BONDS	- 7.17%	Amount (000's)	Value	(000	's)	BONDS (continued)		Amount (000's)		Value	(000	's)

Banks	- 0.01%					Other Asset Backed Securities - 0.05%
	HSBC USA Capital Trust I					Argent Securities Trust 2006-W3
	7.81%, 12/15/2026(a)	$100		$102		0.29%, 04/25/2036(b)			$34		$13
						Asset-Backed Pass-Through Certificates Series
						2004	-R2
	Home Equity Asset Backed Securities - 0.01%					0.79%, 04/25/2034(b)			227		213
	New Century Home Equity Loan Trust 2005-					Countrywide Asset-Backed Certificates
	1					1.30%, 12/25/2032(b)			51		44
	0.46%, 03/25/2035(b)	55		54
						Fannie Mae Grantor Trust 2004-T9
	Option One Mortgage Loan Trust 2005-1					0.32%, 04/25/2035(b)			44		44
	1.67%, 02/25/2035(b)	23		1
						Fannie Mae REMIC Trust 2003-W16
	Option One Mortgage Loan Trust 2007-CP1					0.47%, 11/25/2033(b)			3		2
	0.62%, 03/25/2037(b)	650		1
						Long Beach Mortgage Loan Trust 2004-2
				$56		0.70%, 06/25/2034(b)			145		136
	Mortgage Backed Securities - 0.86%										$452
	Alternative Loan Trust 2006-OA6
	0.43%, 07/25/2046(b)	86		73		Sovereign - 6.24%
	Alternative Loan Trust 2007-OA7					Canadian Government Bond
	0.38%, 05/25/2047(b)	2,206		678		1.50%, 12/01/2044		CAD	1,203		1,293
	Bear StearnsALT-A Trust 2007-2					Deutsche Bundesrepublik Inflation Linked
	0.34%, 04/25/2037 (b)	667		374		Bond
	CD 2007-CD4 Commercial Mortgage Trust					1.50%, 04/15/2016		EUR	17,471		24,920
	0.38%, 12/11/2049(a),(b)	6,218		65		Italy Buoni Poliennali Del Tesoro
						2.10%, 09/15/2016			17,135		23,832
	Chase Mortgage Finance Trust Series 2007-					New Zealand Government Bond
	A2					3.01%, 09/20/2030(b)		NZD	1,206		1,022
	2.79%, 07/25/2037(b)	170		169
	Commercial Mortgage Trust 2007-GG9										$51,067
	0.30%, 03/10/2039(a),(b)	47,069		391		TOTAL BONDS					$58,743
	Fannie Mae REMIC Trust 2004-W5					U.S. GOVERNMENT & GOVERNMENT		Principal
	0.62%, 02/25/2047(b)	47		47		AGENCY OBLIGATIONS - 90.54%		Amount (000's)		Value	(000	's)
	Fannie Mae REMIC Trust 2005-W2					U.S. Treasury Inflation-Indexed Obligations - 90.54%
	0.37%, 05/25/2035(b)	40		40		0.13%, 04/15/2016			$101,811		$104,571
	Fannie Mae REMICS					0.13%, 04/15/2017			27,263		28,190
	0.42%, 03/25/2035(b)	3		3		0.13%, 04/15/2018			59,137		61,174
	Freddie Mac REMICS					0.13%, 01/15/2022			36,768		36,469
	0.47%, 02/15/2018(b)	25		25		0.13%, 07/15/2022			14,945		14,793
	0.57%, 09/15/2033(b)	69		69		0.13%, 01/15/2023			57,102		55,809
	0.62%, 06/15/2023(b)	9		9		0.38%, 07/15/2023			46,375		46,357
G	-FORCE 2005-RR2 LLC					0.63%, 07/15/2021			203		213
	0.47%, 12/25/2039(a),(b),(c)	869		826		0.63%, 02/15/2043			21,835		18,087
	Ginnie Mae					0.75%, 02/15/2042			24,946		21,553
	0.52%, 10/20/2031(b)	25		25		1.13%, 01/15/2021			41,167		44,480
	0.70%, 03/16/2047(b)	2,155		77		1.25%, 07/15/2020			15,335		16,850
	HomeBanc Mortgage Trust 2005-5					1.38%, 07/15/2018			6,074		6,693
	0.51%, 01/25/2036(b)	596		481		1.38%, 01/15/2020			15,357		16,907
	Impac CMB Trust Series 2004-5					1.75%, 01/15/2028			23,918		26,880
	2.50%, 10/25/2034(b)	45		33		1.88%, 07/15/2019			11,601		13,194
	Impac CMB Trust Series 2004-6					2.00%, 01/15/2026(d)			9,244		10,694
	1.15%, 10/25/2034(b)	27		23		2.13%, 01/15/2019			3,663		4,173
	Impac CMB Trust Series 2005-1					2.13%, 02/15/2040			12,757		15,218
	0.79%, 04/25/2035(b)	177		137		2.13%, 02/15/2041			12,355		14,758
	Impac CMB Trust Series 2005-5					2.38%, 01/15/2025			42,765		51,187
	0.94%, 08/25/2035(b)	36		16		2.38%, 01/15/2027			15,575		18,778
	Impac CMB Trust Series 2007-A					2.50%, 07/15/2016			21,131		23,309
	0.42%, 05/25/2037(b)	815		802		2.50%, 01/15/2029			22,195		27,395
	JP Morgan Alternative Loan Trust					3.38%, 04/15/2032			2,300		3,232
	0.32%, 03/25/2037(b)	994		809		3.63%, 04/15/2028			19,695		27,286
	Merrill Lynch Alternative Note Asset Trust					3.88%, 04/15/2029			22,941		32,982
	Series 2007-A3										$741,232
	0.38%, 04/25/2037(b)	3,219		1,602
						TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
ML	-CFC Commercial Mortgage Trust 2006-3					OBLIGATIONS					$741,232
	0.21%, 07/12/2046(a),(b)	13,544		186
						TOTAL PURCHASED INTEREST RATE SWAPTIONS -
	WaMu Mortgage Pass-Through Certificates					0.17%					$1,391
	Series 2005-AR2 Trust
	0.54%, 01/25/2045(b)	100		90		Total Investments					$801,366
						Other Assets in Excess of Liabilities, Net - 2.12%					$17,332
	WaMu Mortgage Pass-Through Certificates					TOTAL NET ASSETS - 100.00%					$818,698
	Series 2006-AR9 Trust
	0.39%, 08/25/2046(b)	127		16
				$7,066

See accompanying notes.

				Schedule of Investments
Inflation Protection Fund
October 31, 2013

(a)			Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $1,570 or 0.19% of net assets.
(b)	Variable Rate. Rate shown is in effect at October 31, 2013.
(c)	Security is Illiquid
(d)			Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $1,608 or 0.20% of net assets.

	Portfolio Summary (unaudited)
Sector				Percent
Government				96.78%
Mortgage Securities				0 .86%
Purchased Interest Rate Swaptions				0.17%
Asset Backed Securities				0 .06%
Financial				0 .01%
Other Assets in Excess of Liabilities, Net				2 .12%
TOTAL NET ASSETS				100.00%

Foreign Currency Contracts

Foreign Currency Sale									Net Unrealized
Contracts	Counterparty			Delivery Date Contracts to Deliver In Exchange For				Fair Value	Appreciation/(Depreciation)
Canadian Dollar	Barclays Bank PLC			01/23/2014	1,249,000		$1,207	$1,196	$11
Euro	Barclays Bank PLC			11/21/2013	6,164,000		8,480	8,369	111
Euro	UBS AG			11/21/2013	29,250,007		39,974	39,713	261
New Zealand Dollar	BNP Paribas			01/23/2014	1,219,000		1,020	1,001	19
Total									$402

Amounts in thousands except contracts

Futures Contracts

									Unrealized
Type			Long/Short	Contracts	Notional Value		Fair Value		Appreciation/(Depreciation)
10 Year Canadian Bond; December 2013			Short	29		$3,521		$3,653	$(132)
90 Day Eurodollar; December 2014			Short	337	83,806			83,879	(73)
90 day Eurodollar; September 2015			Short	311	77,112			77,128	(16)
90 Day Eurodollar; September 2017			Long	311	75,657			75,647	(10)
Euribor; December 2014			Long	262	88,408			88,577	169
US 10 Year Note; December 2013			Long	236	29,289			30,057	768
US 2 Year Note; December 2013			Long	395	86,893			87,067	174
US 5 Year Note; December 2013			Long	326	39,510			39,670	160
US Long Bond; December 2013			Short	172	22,867			23,188	(321)
US Ultra Bond; December 2013			Short	154	21,573			22,191	(618)
Total									$101

Amounts in thousands except contracts

Interest Rate Swaps

		(Pay)/
Counterparty		Receive	Fixed		Notional		Upfront Premiums		Unrealized
(Issuer)	Floating Rate Index Floating Rate		Rate	Expiration Date	Amount	Fair Value	Paid/(Received) Appreciation/(Depreciation)
Barclays Bank PLC 3 Month LIBOR		Pay	2.50%	03/17/2024	$7,200	$(223)		$—	$(223)
Total						$(223)		$—	$(223)

Amounts in thousands

Exchange Cleared Interest Rate Swaps

		(Pay)/
		Receive	Fixed		Notional
	Floating Rate Index Floating Rate		Rate	Expiration Date	Amount	Fair Value	Unrealized Appreciation/(Depreciation)
	3 Month LIBOR	Receive	2.88%	07/12/2023	$5,700	$(123)	$		(123)
	3 Month LIBOR	Receive	1.54%	08/01/2018	2,900	(26)			(26)
	3 Month LIBOR	Receive	0.48%	08/08/2015	77,700	(144)			(145)

See accompanying notes.

				Schedule of Investments
Inflation Protection Fund
October 31, 2013

Exchange Cleared Interest Rate Swaps (continued)

		(Pay)/
		Receive	Fixed		Notional
	Floating Rate Index Floating Rate		Rate	Expiration Date	Amount	Fair Value	Unrealized Appreciation/(Depreciation)
	3 Month LIBOR	Receive	2.22%	08/09/2020	21,200	(273)				(274)
Total						$(566)	$			(568)

Amounts in thousands

Interest Rate Swaptions

			Pay/
			Receive				Upfront
Purchased Swaptions		Floating Rate Floating Exercise Expiration				Notional	Premiums	Fair		Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount	Paid/(Received)	Value	Appreciation/(Depreciation)
Call - 30 Year	Barclays Bank PLC	3 Month	Receive	3.83%	10/03/2014	$8,600	$541	$544		$3
Interest Rate Swap		LIBOR
Put - 10 Year Interest Barclays Bank PLC		3 Month	Receive	4.25%	02/09/2016	14,700	660	419		(241)
Rate Swap		LIBOR
Put - 30 Year Interest Barclays Bank PLC		3 Month	Receive	3.83%	10/03/2014	8,600	541	428		(113)
Rate Swap		LIBOR
Total							$1,742	$1,391		$(351)

			Pay/
			Receive				Upfront
Written Swaptions		Floating Rate Floating Exercise Expiration				Notional	Premiums	Fair		Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount	Paid/(Received)	Value	Appreciation/(Depreciation)
Call - 5 Year Interest Barclays Bank PLC		3 Month	Receive	1.35%	12/09/2013	$18,600	$(31)	$(15	) $	16
Rate Swap		LIBOR
Put - 5 Year Interest	Barclays Bank PLC	3 Month	Pay	2.00%	12/09/2013	18,600	(60)	(4)		56
Rate Swap		LIBOR
Total							$(91)	$(19	) $	72

Amounts in thousands

Options

					Upfront Premiums					Unrealized
Written Options Outstanding	Exercise Price Expiration Date				Contracts	Paid/(Received)	Fair Value		Appreciation/(Depreciation)
Call - 5 Year Future		$121.50	11/25/2013		200		$(52)	$(81)		$(29)
Put - 5 Year Future		$120.00	11/25/2013		200		(69)	(8)		61
Total							$(121)	$(89)		$32

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
International Emerging Markets Fund
October 31, 2013

COMMON STOCKS - 94.43%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Airlines - 0.02%			Diversified Financial Services - 2.87%
Cathay Pacific Airways Ltd	173,000	$343	Hana Financial Group Inc	451,460		$17,360
			Indiabulls Housing Finance Ltd	1,452,522		5,053
			Mega Financial Holding Co Ltd	25,457,000		22,043
Apparel - 0.67%			Mega Financial Holding Co Ltd - Rights	2,026,691		272
Eclat Textile Co Ltd	392,700	4,319	(a),(b),(c)
Grendene SA	283,200	2,566
Makalot Industrial Co Ltd	957,000	5,777	SinoPac Financial Holdings Co Ltd	19,084,994		9,444
		$12,662				$54,172
			Electric - 1.91%
Automobile Manufacturers - 4.58%			Huaneng Power International Inc	7,460,000		7,787
Great Wall Motor Co Ltd	3,605,500	21,192	Tenaga Nasional BHD	9,435,700		28,197
Hyundai Motor Co	128,529	30,621
Kia Motors Corp	420,142	24,411				$35,984
Tata Motors Ltd ADR	328,142	10,278	Electrical Components & Equipment - 0.50%
		$86,502	Delta Electronics Inc	1,831,000		9,522

Automobile Parts & Equipment - 2.11%
Halla Visteon Climate Control Corp	159,050	5,947	Electronics - 1.32%
Hyundai Mobis	64,832	18,288	Hon Hai Precision Industry Co Ltd	1,394,111		3,544
Hyundai Wia Corp	43,538	7,496	Kinsus Interconnect Technology Corp	2,561,000		9,143
Xinyi Glass Holdings Ltd	8,160,000	8,081	Merry Electronics Co Ltd	1,472,840		5,043
		$39,812	Phison Electronics Corp	994,000		7,144

Banks - 16.18%						$24,874
Agricultural Bank of China Ltd	23,168,000	11,165	Engineering & Construction - 1.72%
AMMB Holdings Bhd	4,213,300	9,888	China Railway Construction Corp Ltd	17,046,158		18,696
Banco de Chile	37,096,533	5,678	Daelim Industrial Co Ltd	94,131		8,738
Banco do Brasil SA	1,656,305	21,996	Grupo Aeroportuario del Sureste SAB de CV	420,246		5,001
Bangkok Bank PCL	2,404,900	15,962				$32,435
Bank Mandiri Persero Tbk PT	10,886,500	8,313
Bank of China Ltd	58,312,400	27,379	Food - 3.66%
Bank Rakyat Indonesia Persero Tbk PT	13,792,770	9,680	BRF SA	630,100		14,795
China Construction Bank Corp	46,293,722	36,018	Cia Brasileira de Distribuicao Grupo Pao de	152,874		7,708
China Merchants Bank Co Ltd	9,035,084	17,965	Acucar ADR
Compartamos SAB de CV (a)	3,613,621	7,015	Indofood Sukses Makmur Tbk PT	6,008,000		3,539
Credicorp Ltd	45,662	6,237	JBS SA	3,522,830		12,659
FirstRand Ltd	2,847,261	10,222	Magnit OJSC	288,225		18,518
Grupo Financiero Banorte SAB de CV	1,177,500	7,538	Uni-President Enterprises Corp	6,214,780		11,835
			Vigor Alimentos SA (c)	26,299		95
HDFC Bank Ltd ADR	315,559	11,439
ICICI Bank Ltd ADR	186,266	6,951				$69,149
Industrial & Commercial Bank of China Ltd	36,462,335	25,561	Forest Products & Paper - 1.13%
Malayan Banking Bhd	6,261,900	19,410	Mondi PLC	989,699		17,678
Sberbank of Russia (b)	8,715,959	28,198	Suzano Papel e Celulose SA	914,900		3,708
Turkiye Halk Bankasi AS	963,882	7,798				$21,386
Turkiye Is Bankasi	4,027,480	11,056
		$305,469	Gas - 0.37%
			China Gas Holdings Ltd	6,306,000		7,033
Beverages - 1.72%
Arca Continental SAB de CV	936,700	5,542
Cia de Bebidas das Americas ADR	435,052	16,184	Healthcare - Services - 0.38%
Fomento Economico Mexicano SAB de CV	75,751	7,067	Mediclinic International Ltd	941,008		7,091
ADR
Fomento Economico Mexicano SAB de CV	32,300	302	Holding Companies - Diversified - 1.41%
Tata Global Beverages Ltd	1,240,030	3,307	Alfa SAB de CV	4,568,266		12,507
		$32,402	KOC Holding AS	1,708,558		8,387
Building Materials - 0.56%			Siam Cement PCL/The	402,900		5,688
China National Building Material Co Ltd	5,300,000	5,182				$26,582
Taiwan Cement Corp	3,749,000	5,456	Home Builders - 0.40%
		$10,638	Quality Houses PCL (b)	78,248,917		7,602
Chemicals - 3.45%
Grand Pacific Petrochemical	8,862,000	6,840	Home Furnishings - 0.11%
LG Chem Ltd	46,135	13,014	LG Corp	35,045		2,072
PTT Global Chemical PCL (b)	4,681,600	11,806
Sasol Ltd	441,262	22,547
Ultrapar Participacoes SA	406,900	10,844	Insurance - 3.78%
		$65,051	Cathay Financial Holding Co Ltd	14,886,414		22,490
			Liberty Holdings Ltd	294,084		3,636
Commercial Services - 1.36%			PICC Property & Casualty Co Ltd	5,986,000		9,179
Kroton Educacional SA	714,200	10,553	Porto Seguro SA	318,000		3,996
OHL Mexico SAB de CV (a)	3,574,815	9,173	Powszechny Zaklad Ubezpieczen SA	95,137		14,479
WuXi PharmaTech Cayman Inc ADR(a)	201,906	5,906	Sanlam Ltd	3,283,369		17,622
		$25,632				$71,402

See accompanying notes.

Schedule of Investments
International Emerging Markets Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)

Internet - 3.12%			Real Estate - 0.92%
Ctrip.com International Ltd ADR(a)	101,128	$5,486	Country Garden Holdings Co Ltd	23,593,000	$16,178
Mail.ru Group Ltd	219,765	8,105	Shimao Property Holdings Ltd	502,000	1,262
SouFun Holdings Ltd ADR	85,345	4,543			$17,440
Tencent Holdings Ltd	642,900	35,058
Yandex NV (a)	154,337	5,689	Retail - 0.58%
		$58,881	ANTA Sports Products Ltd	2,537,000	3,639
			President Chain Store Corp	995,000	7,258
Iron & Steel - 3.46%					$10,897
Angang Steel Co Ltd (a)	6,166,000	3,733
CAP SA	233,533	4,863	Semiconductors - 9.16%
Cia Siderurgica Nacional SA ADR	1,784,266	9,885	MediaTek Inc	1,005,000	13,740
Gerdau SA ADR	1,324,646	10,504	Samsung Electronics Co Ltd	68,939	95,071
			SK Hynix Inc (a)	599,060	18,026
Hyundai Steel Co	98,117	8,079
Kumba Iron Ore Ltd	216,962	9,082	Taiwan Semiconductor Manufacturing Co Ltd	12,508,685	46,102
POSCO ADR	241,654	17,993			$172,939
Vale SA ADR	67,324	1,078	Software - 1.52%
		$65,217	HCL Technologies Ltd	855,609	15,254
Leisure Products & Services - 0.55%			Tech Mahindra Ltd	531,684	13,419
Merida Industry Co Ltd	1,376,100	10,418			$28,673
			Telecommunications - 7.72%
			Advanced Info Service PCL (b)	1,425,700	11,675
Machinery - Construction & Mining - 0.02%
United Tractors Tbk PT	226,500	352	America Movil SAB de CV ADR	508,020	10,877
			China Mobile Ltd	1,861,093	19,340
			China Unicom Hong Kong Ltd	5,704,000	8,924
Machinery - Diversified - 0.02%			China Wireless Technologies Ltd	8,804,000	3,292
Teco Electric and Machinery Co Ltd	396,000	422	ENTEL Chile SA	441,126	6,791
			Far EasTone Telecommunications Co Ltd	2,111,000	4,836
Media - 1.93%			Idea Cellular Ltd	2,210,473	6,213
			LG Uplus Corp (a)	418,490	4,792
Grupo Televisa SAB ADR	395,758	12,047
Naspers Ltd	261,101	24,440	MegaFon OAO	285,543	10,365
		$36,487	MTN Group Ltd	1,261,086	25,067
			SK Telecom Co Ltd	95,005	20,703
Metal Fabrication & Hardware - 0.75%			Telekomunikasi Indonesia Persero Tbk PT	61,825,500	12,860
Hyosung Corp	68,644	4,628			$145,735
Hyundai Hysco Co Ltd	238,728	9,450
		$14,078	Transportation - 0.23%
			China Shipping Development Co Ltd (a)	7,032,000	3,979
Mining - 1.52%			Sinotrans Ltd (a)	1,576,000	388
Grupo Mexico SAB de CV	4,227,500	13,398			$4,367
Jiangxi Copper Co Ltd	2,025,000	3,882	TOTAL COMMON STOCKS		$1,782,339
MMC Norilsk Nickel OJSC ADR	335,223	5,064	PREFERRED STOCKS - 3.48%	Shares Held	Value (000	's)
Sesa Sterlite Ltd ADR(a)	495,167	6,388
		$28,732	Banks - 1.62%
			Banco Bradesco SA	491,940	7,088
Miscellaneous Manufacturing - 0.44%			Itau Unibanco Holding SA	1,514,594	23,393
Largan Precision Co Ltd	245,000	8,343			$30,481

			Iron & Steel - 1.55%
Oil & Gas - 11.22%			Vale SA	1,997,850	29,287
China Petroleum & Chemical Corp	4,989,978	4,040
CNOOC Ltd	14,959,000	30,426
Ecopetrol SA ADR	227,405	10,770	Telecommunications - 0.31%
Gazprom OAO ADR	4,545,032	42,484	Telefonica Brasil SA	268,249	5,912
Lukoil OAO ADR	467,266	30,603
PetroChina Co Ltd	5,744,973	6,542	TOTAL PREFERRED STOCKS		$65,680
Petroleo Brasileiro SA ADR	1,803,313	31,432		Maturity
PTT Exploration & Production PCL (b)	1,838,500	9,948	REPURCHASE AGREEMENTS - 2.04%	Amount (000's)	Value (000	's)
Reliance Industries Ltd	1,147,185	17,069
Rosneft OAO	1,482,927	11,708	Banks - 2.04%
			Investment in Joint Trading Account; Barclays $ 9,173		$9,173
SK Holdings Co Ltd	91,984	16,671	Bank PLC Repurchase Agreement; 0.07%
		$211,693	dated 10/31/2013 maturing 11/01/2013
Oil & Gas Services - 0.37%			(collateralized by US Government
China Oilfield Services Ltd	2,276,000	6,361	Securities; $9,355,777; 0.25% - 2.63%;
Eurasia Drilling Co Ltd	12,855	544	dated 06/30/15 - 08/15/20)
		$6,905	Investment in Joint Trading Account; Credit	6,879	6,879
			Suisse Repurchase Agreement; 0.08%
Pharmaceuticals - 0.69%			dated 10/31/2013 maturing 11/01/2013
Lupin Ltd (b)	333,793	4,962
			(collateralized by US Government
Sun Pharmaceutical Industries Ltd	807,072	7,983	Securities; $7,016,832; 0.00%; dated
		$12,945	08/15/16 - 08/15/37)

See accompanying notes.

		Schedule of Investments
	International Emerging Markets Fund
		October 31, 2013

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000's)

Banks (continued)
Investment in Joint Trading Account; Deutsche $ 15,287		$15,287
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $15,592,960; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)
Investment in Joint Trading Account; Merrill	7,154	7,154
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $7,296,851; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
		$38,493
TOTAL REPURCHASE AGREEMENTS		$38,493
Total Investments		$1,886,512
Other Assets in Excess of Liabilities, Net - 0.05%		$895
TOTAL NET ASSETS - 100.00%		$1,887,407

(a)	Non-Income Producing Security
(b)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $74,463 or 3.95% of net assets.
(c)	Security is Illiquid

Portfolio Summary (unaudited)

Country	Percent
Korea, Republic Of	17.12%
China	16.59%
Brazil	11.84%
Taiwan, Province Of China	11.34%
Russian Federation	8 .21%
South Africa	6 .34%
India	5 .77%
Mexico	4 .80%
Thailand	3.33%
Malaysia	3 .05%
Hong Kong	2.37%
United States	2.04%
Indonesia	1.84%
Turkey	1.45%
United Kingdom	0.94%
Chile	0.92%
Poland	0 .77%
Colombia	0.57%
Peru	0 .33%
Netherlands	0.30%
Cyprus	0.03%
Other Assets in Excess of Liabilities, Net	0 .05%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
LargeCap Growth Fund
October 31, 2013

COMMON STOCKS - 97.69%	Shares Held	Value (000	's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)

Aerospace & Defense - 1.96%				Internet (continued)
Boeing Co/The	462,721	$60,385		Groupon Inc (a)	1,233,500	$11,262
				LinkedIn Corp (a)	220,335	49,282
				Splunk Inc (a)	255,415	16,017
Airlines - 1.94%				Yelp Inc (a)	223,800	15,162
Delta Air Lines Inc	2,262,130	59,675				$271,509

Apparel - 5.18%				Lodging - 2.40%
Michael Kors Holdings Ltd (a)	866,182	66,653		Las Vegas Sands Corp	1,051,108	73,809
Nike Inc	1,224,547	92,771
		$159,424		Media - 3.36%
Automobile Manufacturers - 1.65%				Comcast Corp - Class A	1,268,172	60,340
General Motors Co (a)	1,372,271	50,705		Sirius XM Radio Inc	11,392,964	42,951
						$103,291

Automobile Parts & Equipment - 1.27%				Oil & Gas - 7.35%
Johnson Controls Inc	844,830	38,989		Cabot Oil & Gas Corp	1,120,869	39,589
				Noble Energy Inc	917,030	68,713
				Occidental Petroleum Corp	396,971	38,141
Biotechnology - 8.41%				Pioneer Natural Resources Co	389,105	79,681
Biogen Idec Inc (a)	432,295	105,562				$226,124
Gilead Sciences Inc (a)	1,609,410	114,252
Regeneron Pharmaceuticals Inc (a)	135,014	38,830		Oil & Gas Services - 1.70%
		$258,644		Halliburton Co	985,337	52,252

Building Materials - 1.45%
Masco Corp	2,103,950	44,457		Pharmaceuticals - 8.27%
				Actavis PLC (a)	403,416	62,360
				McKesson Corp	179,400	28,047
Chemicals - 3.05%				Pfizer Inc	1,990,371	61,065
LyondellBasell Industries NV	409,995	30,586		Pharmacyclics Inc (a)	251,349	29,820
PPG Industries Inc	345,391	63,061		Valeant Pharmaceuticals International Inc (a)	692,660	73,228
		$93,647				$254,520

Commercial Services - 5.15%				Retail - 4.89%
FleetCor Technologies Inc (a)	300,427	34,654		Home Depot Inc/The	796,881	62,069
Hertz Global Holdings Inc (a)	2,153,807	49,452		Starbucks Corp	1,090,071	88,350
MasterCard Inc	103,567	74,268				$150,419
		$158,374
				Semiconductors - 3.09%
Computers - 5.17%				Cree Inc (a)	514,706	31,268
Apple Inc	304,531	159,072		Lam Research Corp (a)	292,200	15,846
				Qualcomm Inc	691,060	48,008
Cosmetics & Personal Care - 4.12%						$95,122
Avon Products Inc	1,407,734	24,635		Software - 1.15%
Estee Lauder Cos Inc/The	632,592	44,889		ServiceNow Inc (a)	376,529	20,562
Procter & Gamble Co/The	709,717	57,310		Workday Inc (a)	197,109	14,758
		$126,834				$35,320

Diversified Financial Services - 8.96%				Telecommunications - 2.94%
American Express Co	380,800	31,150		Cisco Systems Inc	2,031,662	45,713
CME Group Inc/IL	402,700	29,884		Crown Castle International Corp (a)	588,639	44,748
Discover Financial Services	1,712,916	88,866				$90,461
Ocwen Financial Corp (a)	344,000	19,343
SLM Corp	1,770,497	44,918		Transportation - 1.50%
Visa Inc	312,101	61,381		Canadian Pacific Railway Ltd	323,346	46,261
		$275,542
				TOTAL COMMON STOCKS		$3,004,808
Food - 0.90%					Maturity
Safeway Inc	793,100	27,679		REPURCHASE AGREEMENTS - 1.54%	Amount (000's)	Value (000	's)

				Banks - 1.54%
Healthcare - Products - 1.99%				Investment in Joint Trading Account; Barclays $ 11,317		$11,317
Boston Scientific Corp (a)	2,570,636	30,051
				Bank PLC Repurchase Agreement; 0.07%
St Jude Medical Inc	544,700	31,260		dated 10/31/2013 maturing 11/01/2013
		$61,311		(collateralized by US Government
Home Furnishings - 1.01%				Securities; $11,542,818; 0.25% - 2.63%;
Whirlpool Corp	212,193	30,982		dated 06/30/15 - 08/15/20)
				Investment in Joint Trading Account; Credit	8,487	8,487
				Suisse Repurchase Agreement; 0.08%
Internet - 8.83%				dated 10/31/2013 maturing 11/01/2013
Amazon.com Inc (a)	154,666	56,303		(collateralized by US Government
Facebook Inc (a)	567,500	28,523		Securities; $8,657,113; 0.00%; dated
Google Inc (a)	92,142	94,960
				08/15/16 - 08/15/37)

See accompanying notes.

			Schedule of Investments
			LargeCap Growth Fund
			October 31, 2013

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000	's)

Banks (continued)
Investment in Joint Trading Account; Deutsche $ 18,861			$18,861
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $19,238,029; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)
Investment in Joint Trading Account; Merrill	8,826		8,826
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $9,002,589; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
			$47,491
TOTAL REPURCHASE AGREEMENTS			$47,491
Total Investments			$3,052,299
Other Assets in Excess of Liabilities, Net - 0.77%			$23,702
TOTAL NET ASSETS - 100.00%			$3,076,001

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector			Percent
Consumer, Non-cyclical			28.84%
Consumer, Cyclical			18.34%
Communications			15.13%
Financial			10.50%
Technology			9.41%
Energy			9 .05%
Industrial			4.91%
Basic Materials			3 .05%
Other Assets in Excess of Liabilities, Net			0 .77%
TOTAL NET ASSETS			100.00%

See accompanying notes.

Schedule of Investments
LargeCap Growth Fund I
October 31, 2013

COMMON STOCKS - 97.28%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.03%					Biotechnology (continued)
Omnicom Group Inc	28,650		$1,951		Charles River Laboratories International Inc (a)	3,817		$188
					Cubist Pharmaceuticals Inc (a)	11,292		700
					Gilead Sciences Inc (a)	1,955,796		138,842
Aerospace & Defense - 1.96%					Illumina Inc (a)	21,551		2,015
B/E Aerospace Inc (a)	16,023		1,300
					Myriad Genetics Inc (a)	13,807		337
Boeing Co/The	750,815		97,981		Regeneron Pharmaceuticals Inc (a)	74,276		21,362
Lockheed Martin Corp	28,188		3,759		United Therapeutics Corp (a)	8,058		713
Rockwell Collins Inc	20,944		1,463		Vertex Pharmaceuticals Inc (a)	22,375		1,596
Triumph Group Inc	1,820		130
United Technologies Corp	283,245		30,095					$318,012
			$134,728		Building Materials - 0.25%
					Lennox International Inc	8,725		681
Agriculture - 0.36%					Masco Corp	61,800		1,306
Altria Group Inc	193,055		7,188		Vulcan Materials Co	280,361		15,013
Archer-Daniels-Midland Co	8,668		355
Lorillard Inc	44,933		2,292					$17,000
Philip Morris International Inc	157,186		14,008		Chemicals - 3.38%
Reynolds American Inc	22,939		1,178		Airgas Inc	11,502		1,255
			$25,021		Albemarle Corp	5,366		355
					Celanese Corp	27,659		1,549
Airlines - 0.62%					Dow Chemical Co/The	27,441		1,083
Alaska Air Group Inc	11,234		794
Copa Holdings SA	5,759		861		Eastman Chemical Co	17,781		1,401
					Ecolab Inc	1,137,538		120,580
Delta Air Lines Inc	67,980		1,793		EI du Pont de Nemours & Co	101,012		6,182
Southwest Airlines Co	13,742		237
United Continental Holdings Inc (a)	1,152,934		39,142		International Flavors & Fragrances Inc	14,122		1,167
					LyondellBasell Industries NV	44,547		3,323
			$42,827		Monsanto Co	58,585		6,144
Apparel - 0.40%					NewMarket Corp	1,665		518
Carter's Inc	10,268		710		PPG Industries Inc	14,246		2,601
Hanesbrands Inc	17,076		1,163		Praxair Inc	356,578		44,469
Michael Kors Holdings Ltd (a)	22,326		1,718		Sherwin-Williams Co/The	198,871		37,388
Nike Inc	78,496		5,947		Sigma-Aldrich Corp	19,686		1,702
Ralph Lauren Corp	88,773		14,704		Valspar Corp/The	15,437		1,080
Under Armour Inc (a)	14,706		1,194		Westlake Chemical Corp	3,038		326
VF Corp	9,704		2,086		WR Grace & Co (a)	11,456		1,050
			$27,522					$232,173

Automobile Manufacturers - 0.26%					Commercial Services - 2.35%
Ford Motor Co	150,138		2,569		Aaron's Inc	1,987		56
PACCAR Inc	7,895		439		Alliance Data Systems Corp (a)	8,523		2,020
Tesla Motors Inc (a)	90,736		14,512		Automatic Data Processing Inc	46,631		3,496
			$17,520		Booz Allen Hamilton Holding Corp	4,993		99
					Cintas Corp	5,015		270
Automobile Parts & Equipment - 0.09%					Equifax Inc	20,884		1,351
BorgWarner Inc	12,804		1,321		FleetCor Technologies Inc (a)	11,764		1,357
Delphi Automotive PLC	34,642		1,982		Gartner Inc (a)	16,391		966
Goodyear Tire & Rubber Co/The	42,585		893		Genpact Ltd (a)	2,921,841		57,940
Lear Corp	1,571		122		H&R Block Inc	47,171		1,342
Visteon Corp (a)	8,619		664
WABCO Holdings Inc (a)	10,123		867		KAR Auction Services Inc	4,938		147
					Lender Processing Services Inc	12,721		439
			$5,849		MasterCard Inc	116,076		83,238
Banks - 1.25%					McGraw Hill Financial Inc	22,429		1,563
Morgan Stanley	1,298,200		37,297		Moody's Corp	21,139		1,494
Signature Bank/New York NY (a)	800		82		Robert Half International Inc	24,199		932
State Street Corp	688,900		48,271		RR Donnelley & Sons Co	17,098		317
			$85,650		Service Corp International/US	28,651		516
					Total System Services Inc	21,989		656
Beverages - 1.37%					Vantiv Inc (a)	15,366		423
Coca-Cola Co/The	454,966		18,003		Verisk Analytics Inc (a)	26,565		1,820
Coca-Cola Enterprises Inc	26,348		1,099		Western Union Co/The	53,750		915
Constellation Brands Inc (a)	25,066		1,637					$161,357
Dr Pepper Snapple Group Inc	35,812		1,696
Green Mountain Coffee Roasters Inc (a)	238,877		15,004		Computers - 7.22%
Monster Beverage Corp (a)	237,356		13,584		Accenture PLC - Class A	948,798		69,737
PepsiCo Inc	513,849		43,209		Apple Inc	400,133		209,010
					Cadence Design Systems Inc (a)	49,039		636
			$94,232		Cognizant Technology Solutions Corp (a)	1,078,615		93,764
Biotechnology - 4.64%					EMC Corp/MA	112,929		2,718
Alexion Pharmaceuticals Inc (a)	246,058		30,253		IHS Inc (a)	11,384		1,241
Amgen Inc	83,089		9,638		International Business Machines Corp	114,647		20,546
Biogen Idec Inc (a)	233,368		56,986		Jack Henry & Associates Inc	14,934		816
Celgene Corp (a)	372,968		55,382		NetApp Inc	1,618,866		62,828

See accompanying notes.

Schedule of Investments
LargeCap Growth Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Computers (continued)					Environmental Control - 1.27%
Riverbed Technology Inc (a)	26,721		$396		Stericycle Inc (a)	750,129		$87,165
SanDisk Corp	481,256		33,447		Waste Management Inc	6,492		283
			$495,139					$87,448

Consumer Products - 0.12%					Food - 2.09%
Avery Dennison Corp	5,477		258		ConAgra Foods Inc	37,193		1,183
Clorox Co/The	19,066		1,719		Flowers Foods Inc	29,648		751
Jarden Corp (a)	19,484		1,079		General Mills Inc	76,692		3,867
Kimberly-Clark Corp	38,244		4,130		Hershey Co/The	14,418		1,431
Scotts Miracle-Gro Co/The	7,435		437		Ingredion Inc	1,629		107
Tupperware Brands Corp	9,171		822		JM Smucker Co/The	2,437		271
			$8,445		Kellogg Co	29,828		1,887
					Kraft Foods Group Inc	70,728		3,846
Cosmetics & Personal Care - 2.04%					Kroger Co/The	61,851		2,650
Colgate-Palmolive Co	89,984		5,825		McCormick & Co Inc/MD	22,855		1,580
Estee Lauder Cos Inc/The	1,346,485		95,547		Whole Foods Market Inc	1,988,255		125,519
Procter & Gamble Co/The	479,300		38,703					$143,092
			$140,075
					Forest Products & Paper - 0.03%
Distribution & Wholesale - 1.93%					International Paper Co	43,934		1,960
Fastenal Co	706,067		35,162
Fossil Group Inc (a)	726,875		92,270
Genuine Parts Co	16,230		1,279		Gas - 0.00%
LKQ Corp (a)	52,418		1,731		Questar Corp	3,888		92
WW Grainger Inc	6,421		1,727
			$132,169		Hand & Machine Tools - 0.02%
Diversified Financial Services - 5.06%					Lincoln Electric Holdings Inc	14,386		996
Affiliated Managers Group Inc (a)	9,137		1,804		Snap-on Inc	1,145		119
American Express Co	102,992		8,425					$1,115
Ameriprise Financial Inc	11,142		1,120		Healthcare - Products - 2.54%
BlackRock Inc	5,011		1,507		Baxter International Inc	58,605		3,860
Charles Schwab Corp/The	4,149,968		93,997		Becton Dickinson and Co	21,002		2,208
Federated Investors Inc	11,849		321		Bruker BioSciences Corp (a)	18,967		388
Franklin Resources Inc	362,349		19,516		Cooper Cos Inc/The	6,203		801
IntercontinentalExchange Inc	6,993		1,348		CR Bard Inc	14,128		1,925
LPL Financial Holdings Inc	7,696		313		DENTSPLY International Inc	6,937		327
T Rowe Price Group Inc	28,045		2,171		Henry Schein Inc (a)	15,101		1,698
TD Ameritrade Holding Corp	1,376,900		37,534		IDEXX Laboratories Inc (a)	598,314		64,534
Visa Inc	907,615		178,501		Intuitive Surgical Inc (a)	241,213		89,610
Waddell & Reed Financial Inc	14,876		919		Life Technologies Corp (a)	19,416		1,462
			$347,476		Patterson Cos Inc	13,542		576
Electric - 0.01%					ResMed Inc	24,692		1,278
ITC Holdings Corp	9,065		912		Sirona Dental Systems Inc (a)	9,511		687
					St Jude Medical Inc	31,214		1,791
					Stryker Corp	20,885		1,543
Electrical Components & Equipment - 0.09%					Techne Corp	2,961		259
AMETEK Inc	26,447		1,265		Varian Medical Systems Inc (a)	18,798		1,364
Emerson Electric Co	58,390		3,911		Zimmer Holdings Inc	1,625		142
Hubbell Inc	7,461		802					$174,453
			$5,978
					Healthcare - Services - 2.69%
Electronics - 2.01%					Aetna Inc	17,426		1,093
Agilent Technologies Inc	7,046		358		Cigna Corp	2,899		223
Amphenol Corp	1,004,009		80,611		Community Health Systems Inc	1,286		56
FLIR Systems Inc	17,140		488		Covance Inc (a)	763,898		68,186
Gentex Corp/MI	14,294		421		DaVita HealthCare Partners Inc (a)	1,240,946		69,753
Honeywell International Inc	85,440		7,410		Laboratory Corp of America Holdings (a)	15,812		1,595
Mettler-Toledo International Inc (a)	5,231		1,295		Mednax Inc (a)	5,631		614
National Instruments Corp	1,572,210		45,673		Quest Diagnostics Inc	1,819		109
Waters Corp (a)	14,851		1,499
					UnitedHealth Group Inc	612,300		41,796
			$137,755		Universal Health Services Inc	10,584		853
Engineering & Construction - 1.61%								$184,278
AECOM Technology Corp (a)	1,730		55
					Home Builders - 0.39%
Fluor Corp	1,483,911		110,136		DR Horton Inc	1,307,600		24,779
			$110,191		Pulte Group Inc	67,166		1,185
Entertainment - 0.03%					Thor Industries Inc	7,665		445
Bally Technologies Inc (a)	6,684		489					$26,409
International Game Technology	45,114		848		Home Furnishings - 0.00%
Madison Square Garden Co/The (a)	10,408		630
					Whirlpool Corp	965		141
			$1,967

See accompanying notes.

Schedule of Investments
LargeCap Growth Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Housewares - 0.02%					Media (continued)
Newell Rubbermaid Inc	28,963		$858		DIRECTV (a)	57,863		$3,616
Toro Co	10,029		591		Discovery Communications Inc - A Shares (a)	27,117		2,411
			$1,449		Discovery Communications Inc - C Shares (a)	338,687		28,013
					FactSet Research Systems Inc	7,618		830
Insurance - 0.16%					Liberty Global PLC - A Shares (a)	32,006		2,508
Allied World Assurance Co Holdings AG	1,986		215		Nielsen Holdings NV	5,463		215
American Financial Group Inc/OH	1,833		103		Scripps Networks Interactive Inc	19,007		1,530
Aon PLC	25,911		2,049		Sirius XM Radio Inc	255,380		963
Arch Capital Group Ltd (a)	1,453		84
					Starz (a)	17,851		538
Arthur J Gallagher & Co	21,959		1,042		Time Warner Cable Inc	32,241		3,874
Axis Capital Holdings Ltd	5,259		249		Twenty-First Century Fox Inc - A Shares	1,177,493		40,129
Brown & Brown Inc	9,361		299		Viacom Inc	53,741		4,476
Chubb Corp/The	6,424		592		Walt Disney Co/The	44,311		3,039
Erie Indemnity Co	4,294		308					$109,342
Hanover Insurance Group Inc/The	2,180		128
Marsh & McLennan Cos Inc	40,023		1,833		Metal Fabrication & Hardware - 1.16%
Progressive Corp/The	52,730		1,369		Precision Castparts Corp	311,742		79,011
Prudential Financial Inc	17,125		1,394		Valmont Industries Inc	4,639		652
Travelers Cos Inc/The	17,620		1,521					$79,663

			$11,186		Miscellaneous Manufacturing - 2.81%
Internet - 11.56%					3M Co	63,409		7,980
Amazon.com Inc (a)	453,497		165,086		AO Smith Corp	5,746		297
Baidu Inc ADR(a)	210,834		33,923		Aptargroup Inc	8,108		520
Ctrip.com International Ltd ADR(a)	322,800		17,512		Carlisle Cos Inc	557		40
eBay Inc (a)	1,020,632		53,798		Crane Co	7,749		492
F5 Networks Inc (a)	13,824		1,127		Danaher Corp	2,467,751		177,900
Facebook Inc (a)	950,300		47,762		Donaldson Co Inc	23,429		928
Google Inc (a)	321,469		331,298		Dover Corp	13,713		1,259
Liberty Interactive Corp (a)	7,421		200		Illinois Tool Works Inc	15,265		1,203
Liberty Ventures (a)	6,368		684		Ingersoll-Rand PLC	23,111		1,561
LinkedIn Corp (a)	90,741		20,296		ITT Corp	15,584		619
Netflix Inc (a)	61,429		19,809					$192,799
priceline.com Inc (a)	93,497		98,530
Symantec Corp	55,148		1,254		Office & Business Equipment - 0.00%
TripAdvisor Inc (a)	19,411		1,606		Pitney Bowes Inc	15,179		324
			$792,885
					Oil & Gas - 2.11%
Leisure Products & Services - 0.04%					Anadarko Petroleum Corp	4,776		455
Harley-Davidson Inc	24,837		1,591		Antero Resources Corp (a)	116,000		6,553
Polaris Industries Inc	11,219		1,469		Atwood Oceanics Inc (a)	1,836		98
			$3,060		Cabot Oil & Gas Corp	46,347		1,637
Lodging - 1.40%					Cimarex Energy Co	119,995		12,641
Las Vegas Sands Corp	899,315		63,150		Continental Resources Inc/OK (a)	7,400		843
Marriott International Inc/DE	35,624		1,606		CVR Energy Inc	2,699		107
Starwood Hotels & Resorts Worldwide Inc	14,326		1,055		EOG Resources Inc	28,003		4,996
Wyndham Worldwide Corp	23,543		1,563		EQT Corp	13,231		1,133
Wynn Resorts Ltd	174,176		28,957		Noble Energy Inc	7,999		599
			$96,331		Oasis Petroleum Inc (a)	16,222		864
					Pioneer Natural Resources Co	283,087		57,971
Machinery - Construction & Mining - 0.03%					QEP Resources Inc	3,155		104
Caterpillar Inc	20,628		1,720		Range Resources Corp	695,556		52,660
					Seadrill Ltd	38,853		1,811
Machinery - Diversified - 1.81%					SM Energy Co	11,630		1,031
Babcock & Wilcox Co/The	13,430		433		Southwestern Energy Co (a)	38,645		1,438
Cummins Inc	16,895		2,146		Whiting Petroleum Corp (a)	1,624		109
Deere & Co	42,143		3,449					$145,050
Flowserve Corp	267,565		18,587		Oil & Gas Services - 4.41%
Graco Inc	10,616		820		Baker Hughes Inc	4,820		280
IDEX Corp	13,275		918		Cameron International Corp (a)	27,073		1,485
Manitowoc Co Inc/The	23,126		450		Core Laboratories NV	477,024		89,308
Rockwell Automation Inc	15,165		1,674		FMC Technologies Inc (a)	1,512,037		76,434
Roper Industries Inc	611,348		77,525		Halliburton Co	102,487		5,435
Wabtec Corp/DE	278,663		18,166		MRC Global Inc (a)	6,173		172
Zebra Technologies Corp (a)	777		38
					Oceaneering International Inc	18,747		1,610
			$124,206		RPC Inc	8,787		161
Media - 1.59%					Schlumberger Ltd	1,364,071		127,841
AMC Networks Inc (a)	10,400		729					$302,726
CBS Corp	62,289		3,684		Packaging & Containers - 0.09%
Comcast Corp - Class A	268,747		12,787		Ball Corp	25,770		1,260

See accompanying notes.

Schedule of Investments
LargeCap Growth Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Packaging & Containers (continued)					Retail (continued)
Bemis Co Inc	7,839		$313		Copart Inc (a)	19,611		$632
Crown Holdings Inc (a)	21,266		927		Costco Wholesale Corp	677,935		79,996
Greif Inc	1,084		58		CVS Caremark Corp	24,387		1,518
Owens-Illinois Inc (a)	16,783		533		Dillard's Inc	3,146		258
Packaging Corp of America	16,983		1,058		Dollar General Corp (a)	31,442		1,817
Rock Tenn Co	8,980		961		Dollar Tree Inc (a)	431,504		25,200
Sealed Air Corp	33,931		1,024		Domino's Pizza Inc	9,744		653
Silgan Holdings Inc	7,641		344		DSW Inc	5,701		500
			$6,478		Foot Locker Inc	3,079		107
					Gap Inc/The	30,943		1,145
Pharmaceuticals - 5.51%					GNC Holdings Inc	17,036		1,002
AbbVie Inc	175,475		8,502		Home Depot Inc/The	161,881		12,609
Actavis PLC (a)	16,733		2,587
					L Brands Inc	23,071		1,444
Allergan Inc/United States	32,050		2,904		Lowe's Cos Inc	1,113,734		55,442
AmerisourceBergen Corp	24,968		1,631		Lululemon Athletica Inc (a)	247,300		17,076
Bristol-Myers Squibb Co	136,435		7,166		Macy's Inc	32,952		1,519
Catamaran Corp (a)	246,543		11,578
					McDonald's Corp	110,252		10,642
Eli Lilly & Co	23,474		1,169		MSC Industrial Direct Co Inc	8,187		625
Express Scripts Holding Co (a)	1,847,379		115,498
					Nordstrom Inc	25,134		1,520
Herbalife Ltd	14,773		958		O'Reilly Automotive Inc (a)	12,241		1,516
Jazz Pharmaceuticals PLC (a)	8,986		815
					Panera Bread Co (a)	4,868		769
Johnson & Johnson	39,183		3,629		PetSmart Inc	17,894		1,302
McKesson Corp	493,541		77,160		Ross Stores Inc	24,356		1,884
Mead Johnson Nutrition Co	1,216,955		99,376		Signet Jewelers Ltd	1,219		91
Mylan Inc/PA (a)	41,222		1,561
					Starbucks Corp	2,112,210		171,194
Perrigo Co	9,070		1,251		Target Corp	55,747		3,612
Salix Pharmaceuticals Ltd (a)	10,614		761
Valeant Pharmaceuticals International Inc (a)	380,700		40,248		TJX Cos Inc	79,755		4,848
					Tractor Supply Co	415,440		29,642
Zoetis Inc	48,243		1,527		Urban Outfitters Inc (a)	18,636		706
			$378,321		Walgreen Co	84,771		5,022
Pipelines - 0.07%					Wal-Mart Stores Inc	102,608		7,875
Kinder Morgan Inc/DE	66,701		2,355		Williams-Sonoma Inc	16,938		888
ONEOK Inc	18,628		1,052		World Fuel Services Corp	2,365		90
Williams Cos Inc/The	36,029		1,287		Yum! Brands Inc	43,235		2,924
			$4,694					$494,642

Real Estate - 0.02%					Semiconductors - 2.60%
CBRE Group Inc (a)	48,382		1,124		Analog Devices Inc	23,075		1,138
					Applied Materials Inc	76,328		1,362
					Avago Technologies Ltd	39,054		1,774
REITS - 0.29%					Broadcom Corp	43,236		1,155
American Tower Corp	42,988		3,411		Intel Corp	56,044		1,369
Apartment Investment & Management Co	14,080		394		Lam Research Corp (a)	6,600		358
CBL & Associates Properties Inc	9,229		183		LSI Corp	11,082		94
Equity Lifestyle Properties Inc	10,447		397		Maxim Integrated Products Inc	50,455		1,499
Extra Space Storage Inc	1,522		70		ON Semiconductor Corp (a)	74,231		524
Federal Realty Investment Trust	7,433		770		Qualcomm Inc	2,332,814		162,061
Omega Healthcare Investors Inc	20,383		677		Rovi Corp (a)	2,096		35
Plum Creek Timber Co Inc	28,206		1,280		Skyworks Solutions Inc (a)	27,541		710
Public Storage	14,507		2,422		Texas Instruments Inc	119,242		5,018
Rayonier Inc	21,834		1,027		Xilinx Inc	25,344		1,151
Regency Centers Corp	6,654		344					$178,248
Senior Housing Properties Trust	2,360		58
Simon Property Group Inc	25,176		3,891		Shipbuilding - 0.01%
Tanger Factory Outlet Centers	16,554		577		Huntington Ingalls Industries Inc	8,693		622
Taubman Centers Inc	2,030		134
Ventas Inc	22,899		1,494		Software - 4.57%
Vornado Realty Trust	6,278		559		Akamai Technologies Inc (a)	591,740		26,475
Weyerhaeuser Co	63,294		1,924		ANSYS Inc (a)	600,004		52,470
			$19,612		Cerner Corp (a)	28,608		1,603
Retail - 7.21%					Citrix Systems Inc (a)	17,984		1,021
Abercrombie & Fitch Co	1,574		59		Dun & Bradstreet Corp/The	6,415		698
Advance Auto Parts Inc	12,649		1,255		Fiserv Inc (a)	12,795		1,340
AutoZone Inc (a)	3,931		1,709		Informatica Corp (a)	18,966		732
Bed Bath & Beyond Inc (a)	24,226		1,873		Intuit Inc	33,379		2,384
Best Buy Co Inc	12,650		541		Microsoft Corp	919,695		32,511
Big Lots Inc (a)	2,676		97		MSCI Inc (a)	8,781		358
Brinker International Inc	12,241		544		NetSuite Inc (a)	84,100		8,484
CarMax Inc (a)	21,665		1,018		Oracle Corp	386,176		12,937
Chipotle Mexican Grill Inc (a)	75,716		39,900		Paychex Inc	28,135		1,189
Coach Inc	31,139		1,578		Red Hat Inc (a)	517,089		22,374

See accompanying notes.

Schedule of Investments
LargeCap Growth Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	REPURCHASE AGREEMENTS	Maturity

Software (continued)					(continued)	Amount (000's)	Value	(000	's)
Salesforce.com Inc (a)	2,225,891		$118,774		Banks (continued)
ServiceNow Inc (a)	306,500		16,738		Investment in Joint Trading Account; Merrill	$31,687		$31,687
Solera Holdings Inc	11,941		671		Lynch Repurchase Agreement; 0.09%
Workday Inc (a)	169,000		12,653		dated 10/31/2013 maturing 11/01/2013
			$313,412		(collateralized by US Government
					Securities; $32,320,179; 0.00% - 7.13%;
Telecommunications - 2.41%					dated 03/15/14 - 01/15/48)
Crown Castle International Corp (a)	1,252,942		95,249
								$170,496
Harris Corp	3,308		205
Intelsat SA (a)	258		5		TOTAL REPURCHASE AGREEMENTS			$170,496
IPG Photonics Corp	5,700		378		Total Investments			$6,844,729
Juniper Networks Inc (a)	2,692,695		50,192		Other Assets in Excess of Liabilities, Net - 0.23%			$16,018
Motorola Solutions Inc	22,020		1,377		TOTAL NET ASSETS - 100.00%			$6,860,747
NeuStar Inc (a)	11,411		524
tw telecom inc (a)	26,029		820
					(a) Non-Income Producing Security
Verizon Communications Inc	310,171		15,667
Windstream Holdings Inc	97,000		829
			$165,246
					Portfolio Summary (unaudited)
Toys, Games & Hobbies - 0.04%					Sector			Percent
Hasbro Inc	16,911		874		Consumer, Non-cyclical			23.73%
Mattel Inc	38,275		1,698		Communications			15.59%
			$2,572		Technology			14.37%
Transportation - 1.24%					Industrial			14.36%
CH Robinson Worldwide Inc	27,806		1,661		Consumer, Cyclical			12.43%
Con-way Inc	3,589		148		Financial			9 .27%
CSX Corp	55,395		1,444		Energy			6 .59%
Expeditors International of Washington Inc	36,255		1,642		Basic Materials			3 .41%
FedEx Corp	389,400		51,011		Utilities			0.02%
Kansas City Southern	103,190		12,540		Other Assets in Excess of Liabilities, Net			0 .23%
Kirby Corp (a)	5,816		515		TOTAL NET ASSETS			100.00%
Landstar System Inc	8,058		446
Norfolk Southern Corp	9,886		850
Union Pacific Corp	50,690		7,674
United Parcel Service Inc	69,614		6,839
			$84,770

Trucking & Leasing - 0.00%
AMERCO	696		141

Water - 0.01%
Aqua America Inc	26,723		673

TOTAL COMMON STOCKS			$6,674,233
	Maturity
REPURCHASE AGREEMENTS - 2.49%	Amount (000's)	Value	(000	's)

Banks - 2.49%
Investment in Joint Trading Account; Barclays $ 40,627			$40,627
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $41,439,846; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	30,471		30,471
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $31,079,885; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	67,712		67,711
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $69,066,409; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)

See accompanying notes.

Schedule of Investments
LargeCap Growth Fund I
October 31, 2013

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2013	Long	1,986	$167,231	$173,874	$6,643
Total					$6,643
Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2013

COMMON STOCKS - 96.82%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.15%					Beverages (continued)
Interpublic Group of Cos Inc/The	96,797		$1,626		Coca-Cola Co/The	874,190		$34,592
Omnicom Group Inc	58,973		4,017		Coca-Cola Enterprises Inc	57,009		2,379
			$5,643		Constellation Brands Inc (a)	38,027		2,483
					Dr Pepper Snapple Group Inc	46,677		2,210
Aerospace & Defense - 1.94%					Molson Coors Brewing Co	36,174		1,954
Boeing Co/The	159,151		20,769		Monster Beverage Corp (a)	31,092		1,779
General Dynamics Corp	76,212		6,602		PepsiCo Inc	353,622		29,736
L-3 Communications Holdings Inc	20,541		2,063					$80,351
Lockheed Martin Corp	61,815		8,243
Northrop Grumman Corp	52,776		5,674		Biotechnology - 2.34%
Raytheon Co	73,946		6,091		Alexion Pharmaceuticals Inc (a)	44,840		5,513
Rockwell Collins Inc	30,957		2,162		Amgen Inc	172,741		20,038
United Technologies Corp	193,550		20,565		Biogen Idec Inc (a)	54,497		13,308
			$72,169		Celgene Corp (a)	94,303		14,003
					Gilead Sciences Inc (a)	350,965		24,915
Agriculture - 1.74%					Regeneron Pharmaceuticals Inc (a)	17,888		5,145
Altria Group Inc	459,601		17,111		Vertex Pharmaceuticals Inc (a)	53,383		3,808
Archer-Daniels-Midland Co	151,148		6,182					$86,730
Lorillard Inc	85,737		4,373
Philip Morris International Inc	371,125		33,075		Building Materials - 0.09%
Reynolds American Inc	72,591		3,729		Masco Corp	81,845		1,729
			$64,470		Vulcan Materials Co	29,800		1,596

Airlines - 0.21%								$3,325
Delta Air Lines Inc	196,724		5,190		Chemicals - 2.46%
Southwest Airlines Co	161,931		2,788		Air Products & Chemicals Inc	48,071		5,240
			$7,978		Airgas Inc	15,168		1,654
					CF Industries Holdings Inc	13,135		2,832
Apparel - 0.53%					Dow Chemical Co/The	277,496		10,953
Nike Inc	171,489		12,992		Eastman Chemical Co	35,366		2,787
Ralph Lauren Corp	13,891		2,301		Ecolab Inc	62,193		6,593
VF Corp	20,163		4,335		EI du Pont de Nemours & Co	211,739		12,958
			$19,628		FMC Corp	31,267		2,275
Automobile Manufacturers - 0.75%					International Flavors & Fragrances Inc	18,742		1,549
Ford Motor Co	903,346		15,456		LyondellBasell Industries NV	102,732		7,664
General Motors Co (a)	215,816		7,974		Monsanto Co	122,239		12,820
PACCAR Inc	81,164		4,513		Mosaic Co/The	78,111		3,581
			$27,943		PPG Industries Inc	32,768		5,983
					Praxair Inc	67,606		8,431
Automobile Parts & Equipment - 0.40%					Sherwin-Williams Co/The	20,013		3,763
BorgWarner Inc	26,249		2,707		Sigma-Aldrich Corp	27,570		2,383
Delphi Automotive PLC	64,726		3,702					$91,466
Goodyear Tire & Rubber Co/The	56,402		1,183
Johnson Controls Inc	156,874		7,240		Coal - 0.08%
			$14,832		Consol Energy Inc	52,474		1,915
					Peabody Energy Corp	61,874		1,206
Banks - 7.13%								$3,121
Bank of America Corp	2,463,344		34,388
Bank of New York Mellon Corp/The	263,798		8,389		Commercial Services - 1.26%
BB&T Corp	161,394		5,483		ADT Corp/The	45,858		1,989
Capital One Financial Corp	134,216		9,217		Automatic Data Processing Inc	110,709		8,300
Citigroup Inc	697,292		34,014		Cintas Corp	23,560		1,267
Comerica Inc	42,411		1,836		Equifax Inc	27,810		1,798
Fifth Third Bancorp	203,381		3,870		H&R Block Inc	62,796		1,786
Goldman Sachs Group Inc/The	95,769		15,406		Iron Mountain Inc	39,000		1,035
Huntington Bancshares Inc/OH	190,240		1,674		MasterCard Inc	23,786		17,057
JP Morgan Chase & Co	863,111		44,485		McGraw Hill Financial Inc	63,102		4,397
KeyCorp	208,969		2,618		Moody's Corp	44,472		3,142
M&T Bank Corp	29,817		3,355		Quanta Services Inc (a)	49,009		1,481
Morgan Stanley	318,849		9,161		Robert Half International Inc	31,836		1,227
Northern Trust Corp	51,759		2,920		Total System Services Inc	38,220		1,140
PNC Financial Services Group Inc/The	121,873		8,961		Western Union Co/The	126,556		2,154
Regions Financial Corp	320,060		3,082					$46,773
State Street Corp	102,259		7,165		Computers - 5.59%
SunTrust Banks Inc	123,581		4,157		Accenture PLC - Class A	147,861		10,868
US Bancorp/MN	421,734		15,756		Apple Inc	208,314		108,813
Wells Fargo & Co	1,107,930		47,298		Cognizant Technology Solutions Corp (a)	69,102		6,007
Zions Bancorporation	42,310		1,200		Computer Sciences Corp	33,864		1,668
			$264,435		EMC Corp/MA	477,129		11,484
Beverages - 2.17%					Hewlett-Packard Co	440,664		10,739
Beam Inc	37,127		2,499		International Business Machines Corp	236,105		42,312
Brown-Forman Corp	37,258		2,719		NetApp Inc	77,982		3,026

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Computers (continued)					Electric (continued)
SanDisk Corp	55,120		$3,831		Xcel Energy Inc	114,090		$3,293
Seagate Technology PLC	74,254		3,615					$98,837
Teradata Corp (a)	37,398		1,648
Western Digital Corp	48,364		3,368		Electrical Components & Equipment - 0.40%
			$207,379		AMETEK Inc	55,999		2,679
					Emerson Electric Co	163,838		10,972
Consumer Products - 0.36%					Molex Inc	31,458		1,214
Avery Dennison Corp	22,490		1,060					$14,865
Clorox Co/The	29,907		2,697
Kimberly-Clark Corp	87,829		9,486		Electronics - 1.22%
			$13,243		Agilent Technologies Inc	75,849		3,850
					Amphenol Corp	36,494		2,930
Cosmetics & Personal Care - 1.88%					FLIR Systems Inc	32,577		928
Avon Products Inc	99,435		1,740		Garmin Ltd	28,215		1,319
Colgate-Palmolive Co	202,076		13,080		Honeywell International Inc	179,960		15,608
Estee Lauder Cos Inc/The	58,628		4,160		Jabil Circuit Inc	42,286		882
Procter & Gamble Co/The	627,984		50,710		PerkinElmer Inc	25,686		977
			$69,690		TE Connectivity Ltd	94,822		4,883
					Thermo Fisher Scientific Inc	82,664		8,083
Distribution & Wholesale - 0.30%					Tyco International Ltd	106,002		3,874
Fastenal Co	62,625		3,119		Waters Corp (a)	19,540		1,972
Fossil Group Inc (a)	11,524		1,463
Genuine Parts Co	35,508		2,799					$45,306
WW Grainger Inc	14,182		3,814		Engineering & Construction - 0.12%
			$11,195		Fluor Corp	37,383		2,775
					Jacobs Engineering Group Inc (a)	30,144		1,833
Diversified Financial Services - 2.57%								$4,608
American Express Co	212,745		17,402
Ameriprise Financial Inc	45,366		4,561		Entertainment - 0.03%
BlackRock Inc	28,878		8,687		International Game Technology	59,800		1,124
Charles Schwab Corp/The	265,161		6,006
CME Group Inc/IL	72,053		5,347
Discover Financial Services	110,930		5,755		Environmental Control - 0.24%
E*Trade Financial Corp (a)	65,823		1,113		Republic Services Inc	62,258		2,084
					Stericycle Inc (a)	19,694		2,289
Franklin Resources Inc	93,215		5,021
IntercontinentalExchange Inc	16,703		3,219		Waste Management Inc	99,964		4,352
Invesco Ltd	101,535		3,427					$8,725
Legg Mason Inc	24,895		958		Food - 1.76%
NASDAQ OMX Group Inc/The	26,474		938		Campbell Soup Co	40,927		1,742
NYSE Euronext	55,719		2,453		ConAgra Foods Inc	96,780		3,078
SLM Corp	100,016		2,537		General Mills Inc	147,157		7,420
T Rowe Price Group Inc	59,648		4,617		Hershey Co/The	34,288		3,403
Visa Inc	118,361		23,278		Hormel Foods Corp	30,864		1,341
			$95,319		JM Smucker Co/The	24,105		2,681
					Kellogg Co	59,005		3,732
Electric - 2.66%					Kraft Foods Group Inc	136,559		7,426
AES Corp/VA	141,133		1,989		Kroger Co/The	118,830		5,091
Ameren Corp	55,635		2,013
American Electric Power Co Inc	111,615		5,228		McCormick & Co Inc/MD	30,264		2,093
					Mondelez International Inc	408,298		13,735
CMS Energy Corp	60,962		1,674		Safeway Inc	55,329		1,931
Consolidated Edison Inc	67,154		3,910
Dominion Resources Inc/VA	132,766		8,464		Sysco Corp	134,905		4,363
					Tyson Foods Inc	63,801		1,765
DTE Energy Co	40,117		2,774		Whole Foods Market Inc	85,415		5,392
Duke Energy Corp	161,861		11,610
Edison International	74,707		3,663					$65,193
Entergy Corp	40,879		2,646		Forest Products & Paper - 0.16%
Exelon Corp	196,406		5,605		International Paper Co	102,256		4,561
FirstEnergy Corp	95,895		3,631		MeadWestvaco Corp	40,710		1,419
Integrys Energy Group Inc	18,250		1,071					$5,980
NextEra Energy Inc	97,373		8,252
Northeast Utilities	72,171		3,095		Gas - 0.29%
NRG Energy Inc	74,046		2,112		AGL Resources Inc	27,193		1,301
Pepco Holdings Inc	57,120		1,101		CenterPoint Energy Inc	98,281		2,418
PG&E Corp	102,108		4,273		NiSource Inc	71,673		2,259
Pinnacle West Capital Corp	25,222		1,413		Sempra Energy	52,084		4,747
PPL Corp	144,846		4,437					$10,725
Public Service Enterprise Group Inc	115,990		3,886		Hand & Machine Tools - 0.12%
SCANA Corp	32,098		1,497		Snap-on Inc	13,338		1,388
Southern Co/The	200,381		8,198		Stanley Black & Decker Inc	36,705		2,903
TECO Energy Inc	46,838		804					$4,291
Wisconsin Energy Corp	52,203		2,198

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Healthcare - Products - 1.80%					Internet - 3.92%
Baxter International Inc	124,458		$8,198		Amazon.com Inc (a)	84,857		$30,890
Becton Dickinson and Co	44,532		4,682		eBay Inc (a)	267,147		14,081
Boston Scientific Corp (a)	307,914		3,599		Expedia Inc	24,634		1,450
CareFusion Corp (a)	49,156		1,906		F5 Networks Inc (a)	17,955		1,464
Covidien PLC	105,475		6,762		Google Inc (a)	64,142		66,103
CR Bard Inc	18,149		2,472		Netflix Inc (a)	13,511		4,357
DENTSPLY International Inc	32,626		1,537		priceline.com Inc (a)	11,809		12,445
Edwards Lifesciences Corp (a)	25,744		1,678		Symantec Corp	160,190		3,643
Hospira Inc (a)	37,982		1,539		TripAdvisor Inc (a)	25,573		2,115
Intuitive Surgical Inc (a)	9,105		3,382		VeriSign Inc (a)	30,947		1,680
Life Technologies Corp (a)	39,591		2,982		Yahoo! Inc (a)	217,578		7,165
Medtronic Inc	228,714		13,128					$145,393
Patterson Cos Inc	19,071		811
St Jude Medical Inc	65,852		3,779		Iron & Steel - 0.17%
Stryker Corp	67,629		4,995		Allegheny Technologies Inc	24,754		819
Varian Medical Systems Inc (a)	24,685		1,792		Cliffs Natural Resources Inc	35,111		902
Zimmer Holdings Inc	38,877		3,401		Nucor Corp	72,959		3,777
			$66,643		United States Steel Corp	33,169		826
								$6,324
Healthcare - Services - 1.16%
Aetna Inc	85,321		5,350		Leisure Products & Services - 0.18%
Cigna Corp	64,854		4,992		Carnival Corp	100,376		3,478
DaVita HealthCare Partners Inc (a)	40,461		2,274		Harley-Davidson Inc	51,148		3,276
Humana Inc	35,876		3,306					$6,754
Laboratory Corp of America Holdings (a)	20,659		2,085		Lodging - 0.29%
Quest Diagnostics Inc	34,827		2,087		Marriott International Inc/DE	52,138		2,351
Tenet Healthcare Corp (a)	23,298		1,099		Starwood Hotels & Resorts Worldwide Inc	44,699		3,291
UnitedHealth Group Inc	233,124		15,913		Wyndham Worldwide Corp	30,487		2,024
WellPoint Inc	68,550		5,813		Wynn Resorts Ltd	18,546		3,083
			$42,919					$10,749

Holding Companies - Diversified - 0.05%					Machinery - Construction & Mining - 0.36%
Leucadia National Corp	71,863		2,037		Caterpillar Inc	145,881		12,161
					Joy Global Inc	24,369		1,383
Home Builders - 0.11%								$13,544
DR Horton Inc	65,142		1,234		Machinery - Diversified - 0.60%
Lennar Corp	38,061		1,353		Cummins Inc	39,926		5,071
Pulte Group Inc	80,142		1,415		Deere & Co	87,785		7,184
			$4,002		Flowserve Corp	32,242		2,240
Home Furnishings - 0.11%					Rockwell Automation Inc	31,796		3,511
Harman International Industries Inc	15,608		1,264		Roper Industries Inc	22,742		2,884
Whirlpool Corp	18,176		2,654		Xylem Inc/NY	42,486		1,466
			$3,918					$22,356

Housewares - 0.05%					Media - 3.48%
Newell Rubbermaid Inc	66,037		1,957		Cablevision Systems Corp	49,050		763
					CBS Corp	128,972		7,627
					Comcast Corp - Class A	599,713		28,534
Insurance - 4.11%					DIRECTV (a)	117,070		7,316
ACE Ltd	77,988		7,443		Discovery Communications Inc - A Shares (a)	52,938		4,707
Aflac Inc	106,643		6,930		Gannett Co Inc	52,541		1,454
Allstate Corp/The	106,266		5,638		News Corp (a)	114,180		2,010
American International Group Inc	338,520		17,485		Nielsen Holdings NV	49,289		1,944
Aon PLC	70,499		5,576		Scripps Networks Interactive Inc	25,086		2,019
Assurant Inc	17,190		1,005		Time Warner Cable Inc	65,528		7,873
Berkshire Hathaway Inc - Class B (a)	412,713		47,495		Time Warner Inc	210,953		14,501
Chubb Corp/The	58,588		5,395		Twenty-First Century Fox Inc - A Shares	455,425		15,521
Cincinnati Financial Corp	33,775		1,689		Viacom Inc	99,515		8,289
Genworth Financial Inc (a)	113,210		1,645		Walt Disney Co/The	380,948		26,129
Hartford Financial Services Group Inc	104,337		3,516		Washington Post Co/The	1,004		646
Lincoln National Corp	60,647		2,754					$129,333
Loews Corp	70,160		3,389
Marsh & McLennan Cos Inc	126,023		5,772		Metal Fabrication & Hardware - 0.23%
MetLife Inc	256,770		12,148		Precision Castparts Corp	33,370		8,458
Progressive Corp/The	126,824		3,294
Prudential Financial Inc	106,622		8,678		Mining - 0.38%
Torchmark Corp	21,000		1,530		Alcoa Inc	245,243		2,273
Travelers Cos Inc/The	85,635		7,390		Freeport-McMoRan Copper & Gold Inc	237,981		8,748
Unum Group	60,441		1,918		Newmont Mining Corp	114,112		3,111
XL Group PLC	65,622		2,006					$14,132
			$152,696

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Miscellaneous Manufacturing - 3.35%					Pharmaceuticals - 6.87%
3M Co	148,880		$18,737		Abbott Laboratories	356,353		$13,025
Danaher Corp	137,162		9,888		AbbVie Inc	363,531		17,613
Dover Corp	39,134		3,592		Actavis PLC (a)	39,700		6,137
Eaton Corp PLC	108,663		7,667		Allergan Inc/United States	68,058		6,167
General Electric Co	2,335,089		61,039		AmerisourceBergen Corp	52,967		3,460
Illinois Tool Works Inc	94,481		7,444		Bristol-Myers Squibb Co	377,494		19,826
Ingersoll-Rand PLC	62,060		4,191		Cardinal Health Inc	77,837		4,566
Leggett & Platt Inc	32,562		968		Eli Lilly & Co	227,332		11,326
Pall Corp	25,643		2,065		Express Scripts Holding Co (a)	186,691		11,672
Parker Hannifin Corp	34,206		3,992		Forest Laboratories Inc (a)	54,165		2,547
Pentair Ltd	45,664		3,064		Johnson & Johnson	646,170		59,842
Textron Inc	64,318		1,852		McKesson Corp	52,422		8,196
			$124,499		Mead Johnson Nutrition Co	46,407		3,790
					Merck & Co Inc	671,003		30,255
Office & Business Equipment - 0.10%					Mylan Inc/PA (a)	87,548		3,315
Pitney Bowes Inc	46,275		987		Perrigo Co	21,579		2,975
Xerox Corp	265,657		2,641		Pfizer Inc (b)	1,518,001		46,572
			$3,628		Zoetis Inc	114,647		3,630
Oil & Gas - 8.06%								$254,914
Anadarko Petroleum Corp	115,268		10,984		Pipelines - 0.52%
Apache Corp	92,595		8,222		Kinder Morgan Inc/DE	154,384		5,451
Cabot Oil & Gas Corp	96,469		3,407		ONEOK Inc	47,281		2,672
Chesapeake Energy Corp	116,170		3,248		Spectra Energy Corp	153,476		5,459
Chevron Corp	443,003		53,143		Williams Cos Inc/The	156,653		5,594
ConocoPhillips	280,429		20,555					$19,176
Denbury Resources Inc (a)	85,507		1,624
Devon Energy Corp	87,508		5,532		Publicly Traded Investment Fund - 0.38%
Diamond Offshore Drilling Inc	15,940		987		iShares Core S&P 500 ETF	79,601		14,065
Ensco PLC	53,559		3,088
EOG Resources Inc	62,464		11,144		Real Estate - 0.04%
EQT Corp	34,530		2,956		CBRE Group Inc (a)	63,576		1,477
Exxon Mobil Corp	1,009,272		90,451
Helmerich & Payne Inc	24,417		1,893
Hess Corp	66,142		5,371		REITS - 1.88%
Marathon Oil Corp	162,724		5,738		American Tower Corp	90,571		7,187
Marathon Petroleum Corp	71,786		5,144		Apartment Investment & Management Co	33,456		936
Murphy Oil Corp	40,285		2,430		AvalonBay Communities Inc	27,891		3,488
Nabors Industries Ltd	59,535		1,041		Boston Properties Inc	34,942		3,617
Newfield Exploration Co (a)	31,110		947		Equity Residential	76,839		4,023
Noble Corp	58,096		2,190		HCP Inc	104,352		4,331
Noble Energy Inc	82,350		6,170		Health Care REIT Inc	65,748		4,264
Occidental Petroleum Corp	184,758		17,752		Host Hotels & Resorts Inc	171,978		3,190
Phillips 66	140,106		9,027		Kimco Realty Corp	93,928		2,018
Pioneer Natural Resources Co	31,768		6,505		Macerich Co/The	32,225		1,908
QEP Resources Inc	41,110		1,359		Plum Creek Timber Co Inc	40,112		1,821
Range Resources Corp	37,466		2,837		Prologis Inc	114,328		4,567
Rowan Cos PLC (a)	28,481		1,028		Public Storage	33,130		5,532
Southwestern Energy Co (a)	80,601		3,000		Simon Property Group Inc	71,158		10,997
Tesoro Corp	30,974		1,514		Ventas Inc	67,236		4,386
Transocean Ltd	77,535		3,650		Vornado Realty Trust	39,875		3,551
Valero Energy Corp	124,311		5,118		Weyerhaeuser Co	133,911		4,071
WPX Energy Inc (a)	45,994		1,018					$69,887

			$299,073		Retail - 6.29%
Oil & Gas Services - 1.57%					Abercrombie & Fitch Co	17,517		657
Baker Hughes Inc	101,587		5,901		AutoNation Inc (a)	14,746		711
Cameron International Corp (a)	56,434		3,096		AutoZone Inc (a)	8,145		3,541
FMC Technologies Inc (a)	54,322		2,746		Bed Bath & Beyond Inc (a)	49,933		3,861
Halliburton Co	193,887		10,282		Best Buy Co Inc	61,862		2,648
National Oilwell Varco Inc	98,028		7,958		CarMax Inc (a)	51,263		2,409
Schlumberger Ltd	303,399		28,434		Chipotle Mexican Grill Inc (a)	7,078		3,730
			$58,417		Coach Inc	64,646		3,276
					Costco Wholesale Corp	100,129		11,815
Packaging & Containers - 0.14%					CVS Caremark Corp	281,659		17,536
Ball Corp	33,270		1,626		Darden Restaurants Inc	29,875		1,539
Bemis Co Inc	23,599		942		Dollar General Corp (a)	68,266		3,944
Owens-Illinois Inc (a)	37,687		1,198
					Dollar Tree Inc (a)	51,134		2,986
Sealed Air Corp	44,917		1,356		Family Dollar Stores Inc	22,150		1,526
			$5,122		GameStop Corp	26,804		1,469
					Gap Inc/The	63,246		2,340
					Home Depot Inc/The	328,452		25,583

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000 's)

Retail (continued)					Telecommunications (continued)
JC Penney Co Inc (a)	69,775		$523		Frontier Communications Corp	229,231	$1,011
Kohl's Corp	46,812		2,659		Harris Corp	24,520	1,519
L Brands Inc	55,840		3,496		JDS Uniphase Corp (a)	54,465	713
Lowe's Cos Inc	241,170		12,005		Juniper Networks Inc (a)	116,216	2,166
Macy's Inc	86,270		3,978		Motorola Solutions Inc	54,254	3,392
McDonald's Corp	229,214		22,124		Verizon Communications Inc	656,161	33,143
Nordstrom Inc	33,068		2,000		Windstream Holdings Inc	135,929	1,162
O'Reilly Automotive Inc (a)	24,891		3,082				$130,969
PetSmart Inc	23,826		1,734
PVH Corp	18,704		2,330		Toys, Games & Hobbies - 0.13%
Ross Stores Inc	49,684		3,843		Hasbro Inc	26,474	1,367
Staples Inc	151,448		2,441		Mattel Inc	79,005	3,506
Starbucks Corp	172,292		13,964				$4,873
Target Corp	144,714		9,376		Transportation - 1.66%
Tiffany & Co	25,230		1,997		CH Robinson Worldwide Inc	36,549	2,183
TJX Cos Inc	164,000		9,970		CSX Corp	233,614	6,088
Urban Outfitters Inc (a)	25,006		947		Expeditors International of Washington Inc	47,327	2,143
Walgreen Co	199,350		11,810		FedEx Corp	68,135	8,926
Wal-Mart Stores Inc	373,230		28,645		Kansas City Southern	25,273	3,071
Yum! Brands Inc	102,317		6,919		Norfolk Southern Corp	71,529	6,153
			$233,414		Ryder System Inc	11,998	790
Savings & Loans - 0.06%					Union Pacific Corp	106,357	16,103
Hudson City Bancorp Inc	109,001		979		United Parcel Service Inc	165,659	16,274
People's United Financial Inc	73,629		1,062				$61,731
			$2,041		TOTAL COMMON STOCKS		$3,593,191
						Maturity
Semiconductors - 2.71%					REPURCHASE AGREEMENTS - 3.20%	Amount (000's)	Value (000 's)
Altera Corp	73,253		2,461
Analog Devices Inc	71,240		3,512		Banks - 3.20%
Applied Materials Inc	275,802		4,923		Investment in Joint Trading Account; Barclays $ 28,266		$28,266
Broadcom Corp	126,124		3,370		Bank PLC Repurchase Agreement; 0.07%
First Solar Inc (a)	15,897		799		dated 10/31/2013 maturing 11/01/2013
Intel Corp	1,142,347		27,907		(collateralized by US Government
KLA-Tencor Corp	38,002		2,493		Securities; $28,830,997; 0.25% - 2.63%;
Lam Research Corp (a)	37,409		2,029		dated 06/30/15 - 08/15/20)
Linear Technology Corp	53,471		2,200		Investment in Joint Trading Account; Credit	21,199	21,199
LSI Corp	125,442		1,064		Suisse Repurchase Agreement; 0.08%
Microchip Technology Inc	45,241		1,944		dated 10/31/2013 maturing 11/01/2013
Micron Technology Inc (a)	238,117		4,210		(collateralized by US Government
NVIDIA Corp	132,670		2,014		Securities; $21,623,247; 0.00%; dated
Qualcomm Inc	393,338		27,325		08/15/16 - 08/15/37)
Teradyne Inc (a)	43,901		768		Investment in Joint Trading Account; Deutsche	47,110	47,110
Texas Instruments Inc	252,493		10,625		Bank Repurchase Agreement; 0.11% dated
Xilinx Inc	61,061		2,773		10/31/2013 maturing 11/01/2013
			$100,417		(collateralized by US Government
					Securities; $48,051,660; 0.00% - 5.50%;
Software - 3.58%					dated 12/27/13 - 07/15/36)
Adobe Systems Inc (a)	107,104		5,805		Investment in Joint Trading Account; Merrill	22,045	22,045
Akamai Technologies Inc (a)	40,851		1,828		Lynch Repurchase Agreement; 0.09%
Autodesk Inc (a)	51,133		2,041		dated 10/31/2013 maturing 11/01/2013
CA Inc	75,221		2,389		(collateralized by US Government
Cerner Corp (a)	67,659		3,791		Securities; $22,486,159; 0.00% - 7.13%;
Citrix Systems Inc (a)	42,966		2,440		dated 03/15/14 - 01/15/48)
Dun & Bradstreet Corp/The	8,896		968				$118,620
Electronic Arts Inc (a)	70,306		1,845		TOTAL REPURCHASE AGREEMENTS		$118,620
Fidelity National Information Services Inc	66,979		3,265		Total Investments		$3,711,811
Fiserv Inc (a)	29,829		3,124
					Liabilities in Excess of Other Assets, Net - (0.02)%		$(594)
Intuit Inc	68,083		4,862		TOTAL NET ASSETS - 100.00%		$3,711,217
Microsoft Corp	1,738,115		61,442
Oracle Corp	817,602		27,390
Paychex Inc	74,595		3,152		(a) Non-Income Producing Security
Red Hat Inc (a)	43,406		1,878		(b) Security or a portion of the security was pledged to cover margin
Salesforce.com Inc (a)	125,727		6,709		requirements for futures contracts. At the end of the period, the value of
			$132,929		these securities totaled $8,391 or 0.23% of net assets.

Telecommunications - 3.53%
AT&T Inc	1,217,785		44,084
CenturyLink Inc	137,732		4,663
Cisco Systems Inc	1,229,376		27,661
Corning Inc	334,863		5,723
Crown Castle International Corp (a)	75,401		5,732

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2013

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		21.42%
Financial		18.99%
Technology		11.90%
Communications		11.08%
Industrial		10.47%
Energy		10.23%
Consumer, Cyclical		9.38%
Basic Materials		3 .17%
Utilities		2.95%
Exchange Traded Funds		0.38%
Diversified		0 .05%
Liabilities in Excess of Other Assets, Net		(0.02)%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2013	Long	1,331	$113,203	$116,529	$3,326
Total					$3,326

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
LargeCap Value Fund
October 31, 2013

COMMON STOCKS - 98.22%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 2.97%					Food - 1.27%
Alliant Techsystems Inc	444,462		$48,389		Kroger Co/The	980,757		$42,016
Boeing Co/The	381,022		49,723

			$98,112		Gas - 2.47%
Agriculture - 0.30%					Atmos Energy Corp	624,271		27,636
Altria Group Inc	269,262		10,025		NiSource Inc	1,026,589		32,358
					Vectren Corp	612,645		21,394

Airlines - 0.95%								$81,388
Delta Air Lines Inc	1,190,984		31,418		Healthcare - Services - 4.19%
					Aetna Inc	1,036,941		65,016
					Envision Healthcare Holdings Inc (a)	515,618		14,979
Automobile Manufacturers - 1.88%					HCA Holdings Inc	1,234,912		58,214
Ford Motor Co	1,799,471		30,789
Oshkosh Corp	656,788		31,256					$138,209
			$62,045		Home Furnishings - 1.27%

Automobile Parts & Equipment - 1.65%					Whirlpool Corp	285,977		41,755
Visteon Corp (a)	385,008		29,680
WABCO Holdings Inc (a)	288,694		24,736		Insurance - 9.04%
			$54,416		Allstate Corp/The	1,482,464		78,659
					Everest Re Group Ltd	255,971		39,353
Banks - 15.72%					Lincoln National Corp	864,606		39,262
Citigroup Inc	1,734,423		84,605		Protective Life Corp	765,558		35,277
Fifth Third Bancorp	3,210,275		61,091		StanCorp Financial Group Inc	460,724		27,137
Goldman Sachs Group Inc/The	579,328		93,191		Travelers Cos Inc/The	487,973		42,112
JP Morgan Chase & Co	2,115,962		109,057		Validus Holdings Ltd	923,148		36,446
Regions Financial Corp	4,750,213		45,744					$298,246
Wells Fargo & Co	2,926,157		124,918
			$518,606		Internet - 1.31%
					Symantec Corp	1,903,157		43,278
Biotechnology - 0.96%
Gilead Sciences Inc (a)	444,768		31,574
					Media - 2.01%
					Comcast Corp - Class A	1,395,933		66,418
Chemicals - 1.36%
LyondellBasell Industries NV	599,638		44,733
					Miscellaneous Manufacturing - 1.76%
					General Electric Co	2,217,751		57,972
Commercial Services - 1.86%
Manpowergroup Inc	601,303		46,962
Service Corp International/US	802,298		14,449		Oil & Gas - 13.41%
			$61,411		Anadarko Petroleum Corp	668,169		63,670
					Chevron Corp	55,968		6,714
Computers - 3.61%					Cimarex Energy Co	493,937		52,036
Apple Inc	82,910		43,308		ConocoPhillips	1,345,699		98,639
SanDisk Corp	452,649		31,459		Denbury Resources Inc (a)	1,315,058		24,973
Western Digital Corp	637,736		44,406		EOG Resources Inc	343,771		61,329
			$119,173		Exxon Mobil Corp	744,099		66,686
Consumer Products - 2.74%					Hess Corp	344,728		27,992
					Whiting Petroleum Corp (a)	603,631		40,377
Avery Dennison Corp	771,388		36,348
Kimberly-Clark Corp	501,637		54,177					$442,416
			$90,525		Oil & Gas Services - 1.10%
Cosmetics & Personal Care - 0.11%					Baker Hughes Inc	621,829		36,122
Procter & Gamble Co/The	43,847		3,541
					Packaging & Containers - 0.77%
Diversified Financial Services - 2.66%					Packaging Corp of America	408,005		25,411
Discover Financial Services	895,855		46,477
Waddell & Reed Financial Inc	668,208		41,262		Pharmaceuticals - 7.99%
			$87,739		AbbVie Inc	1,232,716		59,725
Electric - 2.66%					Eli Lilly & Co	1,157,966		57,690
DTE Energy Co	653,432		45,178		Johnson & Johnson	280,894		26,013
					Mylan Inc/PA (a)	1,154,736		43,730
NRG Energy Inc	935,516		26,690
Pinnacle West Capital Corp	283,910		15,908		Omnicare Inc	572,986		31,600
			$87,776		Pfizer Inc	1,466,752		45,000
								$263,758
Electronics - 1.00%
Honeywell International Inc	380,512		33,002		REITS - 2.02%
					Camden Property Trust	371,809		23,870
					Extra Space Storage Inc	930,501		42,794
Engineering & Construction - 0.63%								$66,664
Fluor Corp	279,758		20,764

See accompanying notes.

Schedule of Investments
LargeCap Value Fund
October 31, 2013

					Portfolio Summary (unaudited)

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	Sector	Percent
					Financial	31.18%
Retail - 3.38%					Consumer, Non-cyclical	19.42%
Best Buy Co Inc	1,051,184		$44,991		Energy	14.51%
Rite Aid Corp (a)	3,319,255		17,692		Consumer, Cyclical	9.71%
Wal-Mart Stores Inc (b)	637,856		48,955		Industrial	7.13%
			$111,638		Technology	5.80%
					Communications	5.72%
Semiconductors - 0.70%					Utilities	5.13%
Marvell Technology Group Ltd	1,921,240		23,055		Basic Materials	1 .36%
					Other Assets in Excess of Liabilities, Net	0 .04%
Software - 1.49%					TOTAL NET ASSETS	100.00%
CA Inc	927,584		29,460
Electronic Arts Inc (a)	755,635		19,835
			$49,295

Telecommunications - 2.40%
AT&T Inc	1,446,908		52,378
Cisco Systems Inc	1,191,371		26,806
			$79,184

Textiles - 0.58%
Mohawk Industries Inc (a)	144,368		19,117

TOTAL COMMON STOCKS			$3,240,802
	Maturity
REPURCHASE AGREEMENTS - 1.74% Amount (000's)		Value	(000	's)

Banks - 1.74%
Investment in Joint Trading Account; Barclays $	13,684		$13,684
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $13,957,745; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	10,263		10,263
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $10,468,309; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	22,807		22,807
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $23,262,908; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)
Investment in Joint Trading Account; Merrill	10,673		10,672
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $10,886,064; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
			$57,426
TOTAL REPURCHASE AGREEMENTS			$57,426
Total Investments			$3,298,228
Other Assets in Excess of Liabilities, Net - 0.04%			$1,219
TOTAL NET ASSETS - 100.00%			$3,299,447

(a) Non-Income Producing Security
(b)			Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $3,392 or 0.10% of net assets.

See accompanying notes.

Schedule of Investments
LargeCap Value Fund
October 31, 2013

Futures Contracts

						Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value		Appreciation/(Depreciation)
S&P 500 Emini; December 2013	Long	580	$49,343		$50,779	$1,436
Total						$1,436
Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
MidCap Fund
October 31, 2013

COMMON STOCKS - 99.51%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 1.26%					Holding Companies - Diversified - 1.55%
Lamar Advertising Co (a)	2,012,663		$91,999		Leucadia National Corp	3,997,527		$113,290

Aerospace & Defense - 0.25%					Insurance - 12.80%
Rockwell Collins Inc	259,480		18,120		Alleghany Corp (a)	97,881		39,683
					Aon PLC	1,685,613		133,315
					Arch Capital Group Ltd (a)	849,571		49,241
Banks - 2.54%					Brown & Brown Inc	3,188,803		101,819
BankUnited Inc	512,443		15,768
CIT Group Inc	1,820,902		87,694		Fairfax Financial Holdings Ltd	55,955		24,418
M&T Bank Corp	728,265		81,952		Fidelity National Financial Inc	2,271,404		63,940
					Loews Corp	3,561,625		172,062
			$185,414		Markel Corp (a)	313,469		166,035
Beverages - 1.02%					Progressive Corp/The	2,616,140		67,941
Beam Inc	1,105,126		74,375		White Mountains Insurance Group Ltd	117,098		68,394
					Willis Group Holdings PLC	1,087,153		48,998

Building Materials - 0.85%								$935,846
Martin Marietta Materials Inc	636,532		62,437		Internet - 4.66%
					Liberty Interactive Corp (a)	5,393,680		145,414
					Liberty Ventures (a)	447,141		48,010
Chemicals - 2.81%					VeriSign Inc (a)	2,707,781		146,978
Airgas Inc	815,491		88,946
Ashland Inc	825,658		76,415					$340,402
Ecolab Inc	375,578		39,811		Lodging - 0.60%
			$205,172		Wynn Resorts Ltd	263,828		43,861

Commercial Services - 7.02%
ADT Corp/The	2,128,106		92,296		Media - 8.31%
Ascent Capital Group Inc (a)	555,237		46,873		Discovery Communications Inc - C Shares (a)	1,613,749		133,473
KAR Auction Services Inc	2,746,556		81,628		FactSet Research Systems Inc	317,296		34,566
Live Nation Entertainment Inc (a)	2,540,367		49,385		Liberty Global PLC - A Shares (a)	981,406		76,913
Macquarie Infrastructure Co LLC	889,421		48,838		Liberty Global PLC - C Shares (a)	993,055		74,340
McGraw Hill Financial Inc	848,386		59,115		Liberty Media Corp (a)	1,510,318		230,943
Moody's Corp	1,447,392		102,273		Starz (a)	1,492,689		45,004
Robert Half International Inc	844,038		32,521		Tribune Co (a)	181,132		12,127
			$512,929					$607,366

Computers - 0.86%					Mining - 0.86%
MICROS Systems Inc (a)	1,161,729		63,024		Franco-Nevada Corp	1,399,498		62,965

Distribution & Wholesale - 1.57%					Miscellaneous Manufacturing - 0.51%
Fastenal Co	1,014,620		50,528		Colfax Corp (a)	207,608		11,618
WW Grainger Inc	238,849		64,243		Donaldson Co Inc	646,419		25,604
			$114,771					$37,222

Diversified Financial Services - 2.73%					Oil & Gas - 3.28%
Charles Schwab Corp/The	3,895,084		88,223		Cimarex Energy Co	658,917		69,417
LPL Financial Holdings Inc	1,512,905		61,636		EOG Resources Inc	501,182		89,411
SLM Corp	1,972,044		50,031		Hess Corp	997,603		81,005
			$199,890					$239,833

Electric - 1.73%					Pharmaceuticals - 2.41%
Brookfield Infrastructure Partners LP	1,329,952		52,360		Mead Johnson Nutrition Co	503,366		41,105
Brookfield Renewable Energy Partners LP/CA	72,922		2,003		Valeant Pharmaceuticals International Inc (a)	1,280,349		135,358
Calpine Corp (a)	2,060,019		41,551					$176,463
National Fuel Gas Co	430,600		30,809
			$126,723		Pipelines - 3.59%
					Kinder Morgan Inc/DE	2,954,592		104,326
Electronics - 3.14%					Kinder Morgan Inc/DE - Warrants (a)	964,927		4,130
Gentex Corp/MI	3,315,769		97,616		Williams Cos Inc/The	4,307,048		153,805
Sensata Technologies Holding NV (a)	1,462,734		55,043					$262,261
Tyco International Ltd	2,095,179		76,579
			$229,238		Private Equity - 0.68%
					Onex Corp	945,760		49,860
Healthcare - Products - 3.35%
Becton Dickinson and Co	741,228		77,925
CR Bard Inc	719,927		98,069		Real Estate - 5.52%
DENTSPLY International Inc	1,464,418		68,974		Brookfield Asset Management Inc	5,621,263		222,489
					Brookfield Property Partners LP	360,490		6,943
			$244,968		CBRE Group Inc (a)	2,563,112		59,541
Healthcare - Services - 1.85%					Forest City Enterprises Inc (a)	3,678,265		74,522
Laboratory Corp of America Holdings (a)	1,342,531		135,461		Howard Hughes Corp/The (a)	343,902		40,254
								$403,749

See accompanying notes.

Schedule of Investments
MidCap Fund
October 31, 2013

					(a) Non-Income Producing Security

COMMON STOCKS (continued)	Shares Held	Value	(000	's)

REITS- 0.73%					Portfolio Summary (unaudited)
General Growth Properties Inc	2,510,598		$53,300		Sector	Percent
					Financial	25.48%
Retail - 11.72%					Communications	19.28%
AutoZone Inc (a)	232,442		101,040		Consumer, Non-cyclical	15.65%
Burger King Worldwide Inc	3,974,661		84,183		Consumer, Cyclical	15.05%
CarMax Inc (a)	1,474,349		69,280		Energy	6 .87%
Copart Inc (a)	2,708,101		87,282		Technology	5.39%
Dollar General Corp (a)	1,598,144		92,341		Industrial	5.32%
O'Reilly Automotive Inc (a)	1,816,785		224,936		Basic Materials	3 .67%
TJX Cos Inc	3,259,878		198,168		Utilities	1.73%
			$857,230		Diversified	1 .55%
					Other Assets in Excess of Liabilities, Net	0 .01%
Semiconductors - 1.46%					TOTAL NET ASSETS	100.00%
Microchip Technology Inc	2,491,854		107,050

Software - 3.07%
Fidelity National Information Services Inc	2,158,035		105,204
Intuit Inc	1,349,378		96,359
MSCI Inc (a)	570,699		23,268
			$224,831

Telecommunications - 5.05%
Crown Castle International Corp (a)	1,803,497		137,102
EchoStar Corp (a)	1,317,245		63,175
Motorola Solutions Inc	1,930,760		120,711
SBA Communications Corp (a)	549,720		48,084
			$369,072

Textiles - 1.16%
Mohawk Industries Inc (a)	637,872		84,467

Transportation - 0.57%
Expeditors International of Washington Inc	918,404		41,595

TOTAL COMMON STOCKS			$7,275,184
	Maturity
REPURCHASE AGREEMENTS - 0.48% Amount (000's)		Value	(000	's)

Banks- 0.48%
Investment in Joint Trading Account; Barclays $	8,393		$8,393
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $8,560,891; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	6,295		6,295
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $6,420,667; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	13,988		13,988
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $14,268,151; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)
Investment in Joint Trading Account; Merrill	6,546		6,546
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $6,676,896; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
			$35,222
TOTAL REPURCHASE AGREEMENTS			$35,222
Total Investments			$7,310,406
Other Assets in Excess of Liabilities, Net - 0.01%			$767
TOTAL NET ASSETS - 100.00%			$7,311,173

See accompanying notes.

Schedule of Investments
Money Market Fund
October 31, 2013

INVESTMENT COMPANIES - 4.53%	Shares Held	Value	(000	's)		Principal

Publicly Traded Investment Fund - 4.53%					BONDS (continued)	Amount (000's)	Value	(000	's)
DWS Money Market Series	25,350,000		$25,350		Other Asset Backed Securities - 2.84%
STIT - Liquid Assets Portfolio	26,100,000		26,100		CNH Equipment Trust 2013-A
			$51,450		0.23%, 03/15/2014(a)	$2,698		$2,698
TOTAL INVESTMENT COMPANIES			$51,450		GE Equipment Midticket LLC Series 2013-1
	Principal				0.23%, 09/22/2014(a)	5,349		5,349
BONDS- 13.86%	Amount (000's)		Value(000	's)	GE Equipment Small Ticket LLC Series 2013-
					1
Automobile Asset Backed Securities - 5.10%					0.23%, 08/25/2014(a),(b)	4,953		4,953
Ally Auto Receivables Trust 2013-SN1					GE Equipment Transportation LLC
0.24%, 06/20/2014(a)	$994		$994		0.26%, 10/24/2014(a)	7,100		7,100
AmeriCredit Automobile Receivables Trust					Great America Leasing Receivables
2013-2					0.24%, 02/18/2014(a),(b)	385		385
0.25%, 04/08/2014(a)	173		173
					John Deere Owner Trust 2013-B
ARI Fleet Lease Trust 2013-A					0.25%, 09/26/2014(a)	6,899		6,899
0.26%, 04/15/2014(a),(b)	1,808		1,808
					MMAF Equipment Finance LLC 2013-A
BMW Vehicle Owner Trust					0.28%, 09/05/2014(a),(b)	3,257		3,257
0.23%, 10/27/2014(a),(c)	4,500		4,500
					Volvo Financial Equipment LLC Series 2013-
CarMax Auto Owner Trust 2013-3					1
0.23%, 08/15/2014(a)	3,659		3,659		0.26%, 04/15/2014(a),(b)	1,678		1,678
Chrysler Capital Auto Receivables Trust								$32,319
0.29%, 11/17/2014(a),(b)	6,300		6,300
					TOTAL BONDS			$157,505
Enterprise Fleet Financing LLC
0.29%, 08/20/2014(a),(b)	3,573		3,573			Principal
Ford Credit Auto Lease Trust					MUNICIPAL BONDS - 6.34%	Amount (000's)	Value	(000	's)
0.26%, 11/15/2014(b)	4,450		4,450		California - 0.44%
Honda Auto Receivables 2013-2 Owner Trust					California Statewide Communities
0.24%, 05/16/2014(a)	1,584		1,584		Development Authority (credit support from
M&T Bank Auto Receivables Trust 2013-1					Fannie Mae)
0.25%, 09/15/2014(a),(b)	4,531		4,531		0.13%, 11/07/2013	$100		$100
Mercedes-Benz Auto Lease Trust 2013-A					Kern Water Bank Authority (credit support
0.27%, 05/15/2014(a)	3,036		3,036		from Wells Fargo)
Mercedes-Benz Auto Receivables Trust 2013-					0.18%, 11/07/2013	4,900		4,900
1								$5,000
0.22%, 08/15/2014(a)	2,455		2,455
Nissan Auto Lease 2013-A					Colorado - 1.37%
0.23%, 06/16/2014(a)	2,636		2,637		City of Colorado Springs CO Utilities System
Nissan Auto Receivables 2013-B Owner					Revenue (credit support from Bank of
Trust					America)
0.21%, 08/15/2014(a)	1,703		1,703		0.18%, 11/07/2013	6,100		6,100
Porsche Innovative Lease Owner Trust					Colorado Housing & Finance
0.23%, 11/24/2014(b),(c)	7,200		7,200		Authority (credit support from Federal Home
Volkswagen Auto Lease Trust 2013-A					Loan Bank)
					0.13%, 11/07/2013(a)	8,025		8,025
0.23%, 08/15/2014(a)	3,473		3,473
World Omni Auto Receivables Trust					County of Kit Carson CO (credit support from
0.24%, 11/17/2014(a)	5,900		5,900		Wells Fargo)
			$57,976		0.12%, 11/07/2013	1,390		1,390
								$15,515
Banks- 1.34%
JP Morgan Chase Bank NA					Georgia - 0.14%
0.37%, 11/21/2014(a)	8,000		8,000		Savannah College of Art & Design Inc (credit
Wells Fargo Bank NA					support from Bank of America)
0.35%, 11/21/2014(a)	7,200		7,200		0.15%, 11/07/2013	1,600		1,600
			$15,200
					Illinois - 1.74%
Diversified Financial Services - 2.25%					City of Chicago IL Midway Airport
Corporate Finance Managers Inc					Revenue (credit support from JP Morgan
0.18%, 11/07/2013	10,595		10,595		Chase Bank)
MetLife Inc					0.12%, 11/07/2013(a)	6,300		6,300
0.36%, 08/15/2014(a),(d)	15,000		15,000
					Memorial Health System/IL (credit support
			$25,595		from JP Morgan Chase & Co)
Healthcare - Services - 0.92%					0.12%, 11/07/2013	13,535		13,535
Portland Clinic LLP/The								$19,835

0.14%, 11/07/2013	10,415		10,415		Indiana - 0.28%
					Ball State University Foundation Inc (credit
Insurance - 1.41%					support from US Bank)
New York Life Global					0.15%, 11/01/2013	3,150		3,150
0.26%, 07/25/2014(a),(d)	16,000		16,000

See accompanying notes.

Schedule of Investments
Money Market Fund
October 31, 2013

		Principal					Principal
	MUNICIPAL BONDS (continued)	Amount (000's)	Value	(000	's)	COMMERCIAL PAPER (continued)	Amount (000's)	Value	(000	's)

Iowa	- 0.29%					Banks (continued)
	Iowa Finance Authority (credit support from					Credit Suisse/New York NY
	GNMA/FNMA/FHLMC)					0.19%, 01/28/2014	$7,000		$6,997
	0.13%, 11/07/2013(a)	$3,300		$3,300		DBS Bank Ltd
						0.17%, 12/10/2013(b),(e)	9,000		8,998
						0.23%, 02/12/2014(b),(e)	4,000		3,997
	Maryland - 0.40%					0.23%, 02/14/2014(b),(e)	8,000		7,995
	City of Baltimore MD (credit support from					DNB Bank ASA
	State Street Bank & Trust)					0.20%, 12/09/2013(b),(e)	10,000		9,998
	0.11%, 11/07/2013	4,600		4,600		0.20%, 12/23/2013(b),(e)	9,000		8,997
						HSBC USA Inc
	Minnesota - 0.18%					0.23%, 02/10/2014	9,000		8,994
	City of St Paul MN (credit support from US					KFW (credit support from Republic of
	Bank)					Germany)
	0.18%, 11/07/2013	2,100		2,100		0.13%, 11/21/2013(b),(e)	8,300		8,299
						Manhattan Asset Funding Co LLC
						0.17%, 11/29/2013(b)	7,000		6,999
	New Mexico - 0.29%					0.18%, 01/13/2014(b)	8,000		7,997
	City of Las Cruces NM (credit support from					0.18%, 01/21/2014(b)	5,900		5,898
	Wells Fargo)					0.18%, 01/22/2014(b)	6,000		5,998
	0.18%, 11/07/2013	3,300		3,300		Mitsubishi UFJ Trust & Banking Corp/NY
						0.20%, 11/13/2013(b)	7,100		7,100
	New York - 0.47%					Mizuho Funding LLC (credit support from
	Housing Development Corp/NY (credit					Mizuho Corp Bank Ltd)
	support from Landesbank Hessen Thueringen)					0.18%, 11/26/2013(b)	7,000		6,999
	0.13%, 11/07/2013	5,300		5,300		0.21%, 11/21/2013(b)	9,000		8,999
						Nordea Bank AB
						0.24%, 01/06/2014(b),(e)	7,000		6,997
	Oklahoma - 0.35%					Oversea-Chinese Banking Corp Ltd
	Oklahoma University Hospital (credit support					0.18%, 11/19/2013(e)	10,000		9,999
	from Bank of America)					0.18%, 01/03/2014(e)	3,400		3,399
	0.19%, 11/07/2013	4,000		4,000		0.23%, 11/04/2013(e)	7,000		7,000
						Skandinaviska Enskilda Banken AB
	Rhode Island - 0.33%					0.18%, 11/13/2013(b),(e)	6,000		6,000
	Rhode Island Student Loan Authority (credit					0.18%, 12/05/2013(b),(e)	9,000		8,999
	support from State Street Bank & Trust)					0.22%, 12/30/2013(b),(e)	8,000		7,997
	0.14%, 11/07/2013	3,700		3,700		Societe Generale North America Inc (credit
						support from Societe Generale)
						0.11%, 11/07/2013	4,000		4,000
	Washington - 0.06%					0.19%, 11/12/2013	7,000		7,000
	Washington State Housing Finance					Standard Chartered Bank/New York
	Commission (credit support from Fannie Mae)					0.17%, 11/25/2013 (b)	5,500		5,499
	0.13%, 11/07/2013	525		525		0.18%, 11/19/2013(b)	7,800		7,799
	0.14%, 11/07/2013	135		135		0.20%, 11/06/2013(b)	7,300		7,300
	Washington State Housing Finance					Sumitomo Mitsui Banking Corp
	Commission (credit support from US Bank)					0.20%, 01/22/2014 (b),(e)	5,500		5,497
	0.17%, 11/07/2013	5		5		0.21%, 12/09/2013(b),(e)	8,000		7,998
				$665		0.23%, 11/04/2013(b),(e)	8,000		8,000
	TOTAL MUNICIPAL BONDS			$72,065		0.23%, 11/08/2013(b),(e)	7,000		7,000
		Principal				Union Bank NA
	COMMERCIAL PAPER - 67.47%	Amount (000's)	Value	(000	's)	0.04%, 11/08/2013	8,000		8,000
	Agriculture - 0.76%					0.14%, 11/05/2013	9,700		9,700
	Philip Morris International Inc					0.22%, 12/23/2013	6,000		5,998
	0.17%, 12/31/2013(b)	$8,600		$8,598		UOB Funding LLC (credit support from
						United Overseas Bank Ltd)
						0.16%, 12/31/2013	7,000		6,998
	Automobile Manufacturers - 1.30%								$284,938
	Toyota Motor Credit Corp
	0.23%, 12/10/2013	8,000		7,998		Beverages - 0.70%
	0.26%, 01/14/2014	6,800		6,796		Anheuser-Busch InBev Worldwide Inc (credit
				$14,794		support from Anheuser-Busch InBev SA/NV
						Anheuser-Busch Companies, Inc., BrandBrew
Banks	- 25.07%					S.A., Cobrew NV/SA)
	Bank of Tokyo-Mitsubishi UFJ Ltd/New York					0.19%, 12/20/2013(b)	8,000		7,998
	NY
	0.18%, 12/16/2013	7,500		7,498
	0.19%, 01/24/2014	6,000		5,997		Commercial Services - 0.70%
	0.21%, 12/02/2013	8,000		7,999		Catholic Health Initiatives
	Commonwealth Bank of Australia					0.16%, 11/18/2013	8,000		7,999
	0.20%, 11/20/2013(b),(e)	8,000		7,999

See accompanying notes.

Schedule of Investments
Money Market Fund
October 31, 2013

	Principal					Principal
COMMERCIAL PAPER (continued)	Amount (000's)	Value	(000	's)	COMMERCIAL PAPER (continued)	Amount (000's)	Value	(000	's)

Computers - 0.70%					Electric - 4.42%
International Business Machines Corp					GDF Suez
0.17%, 12/26/2013(b)	$8,000		$7,998		0.19%, 11/22/2013(b)	$6,000		$5,999
					0.21%, 11/08/2013(b)	6,000		6,000
					0.21%, 11/27/2013(b)	7,500		7,499
Diversified Financial Services - 24.83%					0.21%, 12/11/2013(b)	8,100		8,098
Alpine Securitization Corp
0.14%, 12/05/2013(b)	7,800		7,799		Oglethorpe Power Corp
					0.16%, 11/05/2013(b)	6,606		6,606
0.15%, 11/13/2013(b)	6,000		6,000
					0.18%, 11/07/2013(b)	8,000		8,000
0.17%, 01/08/2014(b)	8,000		7,997
					Southern Co Funding Corp
AXA Financial Inc (credit support from AXA					0.15%, 11/26/2013(b)	8,000		7,999
SA)
0.29%, 01/06/2014(b)	5,000		4,997					$50,201
BNP Paribas Finance Inc (credit support from					Insurance - 2.20%
BNP Paribas)					MetLife Funding Inc (credit support from
0.19%, 12/06/2013	9,000		8,998		MetLife Insurance Co.)
0.20%, 11/04/2013	5,950		5,950		0.16%, 12/17/2013	8,000		7,998
CAFCO LLC					Prudential PLC
0.17%, 12/03/2013(b)	2,000		2,000		0.20%, 11/07/2013(b)	8,000		8,000
Collateralized Commercial Paper II Co LLC					0.20%, 11/22/2013(b)	3,000		3,000
0.22%, 11/01/2013(b)	6,300		6,300		0.22%, 01/08/2014(b)	6,000		5,997
0.24%, 03/03/2014(b)	3,500		3,497					$24,995
0.24%, 03/06/2014(b)	9,000		8,992
0.27%, 03/11/2014(b)	8,000		7,992		Machinery - Diversified - 0.68%
CRC Funding LLC					John Deere Bank SA (credit support from
0.15%, 11/01/2013(b)	7,000		7,000		John Deere Capital Corp)
0.18%, 12/04/2013(b)	7,000		6,999		0.20%, 11/22/2013(b)	7,700		7,699
Dealer Capital Access Trust Inc
0.26%, 11/01/2013	4,000		4,000		Miscellaneous Manufacturing - 0.79%
0.30%, 11/20/2013	8,000		7,999		Dover Corp
0.31%, 11/15/2013	8,000		7,999		0.07%, 11/01/2013(b)	9,000		9,000
0.32%, 11/05/2013	8,000		8,000
Fairway Finance LLC
0.14%, 12/13/2013(b)	6,300		6,299		Pharmaceuticals - 0.70%
0.17%, 01/27/2014(b)	8,000		7,997		Sanofi
0.19%, 02/03/2014(b)	6,000		5,997		0.09%, 12/30/2013(b)	8,000		7,999
FCAR Owner Trust
0.19%, 02/04/2014	7,800		7,796		Retail - 0.66%
Gotham Funding Corp					Wal-Mart Stores Inc
0.16%, 12/19/2013(b)	8,200		8,198		0.17%, 12/12/2013(b)	7,500		7,498
0.16%, 01/02/2014(b)	8,300		8,298
0.17%, 12/16/2013(b)	6,450		6,449
ING US Funding LLC (credit support from					Supranational Bank - 1.41%
ING Bank)					Corp Andina de Fomento
					0.15%, 11/06/2013(b)	5,000		5,000
0.18%, 12/16/2013	8,000		7,998		0.18%, 11/18/2013(b)	8,000		7,999
John Deere Capital Corp
0.20%, 12/12/2013 (b)	6,500		6,498		0.25%, 01/06/2014(b)	3,000		2,999
Liberty Street Funding LLC								$15,998
0.15%, 11/12/2013(b)	6,160		6,160
0.18%, 11/01/2013(b)	7,200		7,200		Telecommunications - 2.55%
					Telstra Corp Ltd
Market Street Funding LLC					0.12%, 12/03/2013(b)	6,500		6,499
0.11%, 11/01/2013(b)	7,200		7,200		0.15%, 11/06/2013(b)	8,000		8,000
Nieuw Amsterdam Receivables Corp					0.15%, 11/14/2013(b)	8,000		7,999
0.15%, 11/14/2013(b)	7,000		7,000		0.16%, 12/11/2013(b)	6,500		6,499
0.17%, 11/06/2013(b)	13,000		13,000
0.17%, 11/12/2013(b)	7,100		7,100					$28,997
					TOTAL COMMERCIAL PAPER			$766,903
PACCAR Financial Corp (credit support from						Principal
PACCAR Inc)
0.20%, 01/15/2014	7,500		7,497		CERTIFICATE OF DEPOSIT - 1.78%	Amount (000's)	Value	(000	's)
Regency Markets No. 1 LLC					Banks- 1.78%
0.15%, 11/18/2013(b)	6,700		6,699		Bank of America NA
0.20%, 11/15/2013(b)	6,800		6,799		0.23%, 01/16/2014	7,900		7,900
Sheffield Receivables Corp					0.24%, 12/13/2013	6,500		6,500
0.19%, 01/17/2014(b)	5,000		4,998		Bank of Nova Scotia/Houston
0.22%, 12/16/2013(b)	6,500		6,498		0.37%, 11/10/2014(a),(e)	5,800		5,800
0.22%, 01/07/2014(b)	8,000		7,997					$20,200
0.22%, 01/23/2014(b)	8,000		7,996		TOTAL CERTIFICATE OF DEPOSIT			$20,200
Thunder Bay Funding LLC
0.17%, 12/27/2013(b)	8,000		7,998
			$282,191

See accompanying notes.

Schedule of Investments Money Market Fund October 31, 2013

		Maturity
	REPURCHASE AGREEMENTS - 7.19%	Amount (000's)	Value(000	's)

Banks	- 7.19%
	Deutsche Bank Repurchase Agreement; 0.11% $	53,775	$53,775
	dated 10/31/2013 maturing 11/01/2013
	(collateralized by US Government
	Securities; $54,850,500; 0.00% - 6.75%;
	dated 12/18/13 - 12/27/32)
	Goldman Sachs Repurchase Agreement;	28,000	28,000
	0.09% dated 10/31/2013 maturing
	11/01/2013 (collateralized by US
	Government Securities; $28,560,000;
	0.00% - 0.42%; dated 01/16/14 - 06/19/15)
			$81,775
	TOTAL REPURCHASE AGREEMENTS		$81,775
	Total Investments		$1,149,898
	Liabilities in Excess of Other Assets, Net - (1.17)%		$(13,315)
	TOTAL NET ASSETS - 100.00%		$1,136,583

(a)	Variable Rate. Rate shown is in effect at October 31, 2013.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $608,431 or 53.53% of net assets.
(c)	Security purchased on a when-issued basis.
(d)	Security is Illiquid
(e)	Security issued by foreign bank and denominated in USD.

Portfolio Summary (unaudited)

Sector	Percent
Financial	66.07%
Asset Backed Securities	7 .94%
Insured	6.34%
Exchange Traded Funds	4.53%
Utilities	4.42%
Consumer, Non-cyclical	3.78%
Communications	2.55%
Consumer, Cyclical	1.96%
Industrial	1.47%
Government	1 .41%
Technology	0.70%
Liabilities in Excess of Other Assets, Net	(1.17)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal Capital Appreciation Fund
October 31, 2013

COMMON STOCKS - 98.00%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 2.60%			Consumer Products - 1.28%
Boeing Co/The	287,667	$37,540	Kimberly-Clark Corp	58,399		$6,307
Northrop Grumman Corp	101,392	10,901	Tupperware Brands Corp	141,599		12,694
Teledyne Technologies Inc (a)	112,004	9,948	WD-40 Co	136,306		9,881
		$58,389				$28,882

Airlines - 0.67%			Cosmetics & Personal Care - 1.00%
Alaska Air Group Inc	156,800	11,079	Procter & Gamble Co/The	279,508		22,570
Cathay Pacific Airways Ltd ADR	400,871	3,981

		$15,060	Distribution & Wholesale - 0.51%
Apparel - 1.54%			Pool Corp	212,468		11,554
Nike Inc	456,544	34,588
			Diversified Financial Services - 3.36%
Automobile Manufacturers - 1.03%			Ameriprise Financial Inc	89,324		8,981
Nissan Motor Co Ltd ADR	144,876	2,917	Charles Schwab Corp/The	1,064,329		24,107
PACCAR Inc	365,524	20,323	Franklin Resources Inc	579,352		31,204
		$23,240	T Rowe Price Group Inc	145,194		11,239
						$75,531
Automobile Parts & Equipment - 1.23%
Autoliv Inc	103,044	9,195	Electric - 0.99%
Johnson Controls Inc	401,225	18,516	Duke Energy Corp	128,633		9,227
		$27,711	Edison International	205,936		10,097
			Xcel Energy Inc	99,891		2,883
Banks - 6.63%						$22,207
City National Corp/CA	137,282	9,899
East West Bancorp Inc	289,752	9,762	Electronics - 1.96%
Goldman Sachs Group Inc/The	58,597	9,426	Electro Scientific Industries Inc	51,932		622
JP Morgan Chase & Co	531,188	27,377	FEI Co	85,025		7,574
PNC Financial Services Group Inc/The	88,057	6,475	FLIR Systems Inc	113,699		3,238
State Street Corp	179,775	12,597	Thermo Fisher Scientific Inc	132,442		12,950
SVB Financial Group (a)	111,555	10,685	Trimble Navigation Ltd (a)	280,768		8,022
US Bancorp/MN	544,533	20,344	Waters Corp (a)	116,290		11,736
Wells Fargo & Co	999,433	42,666				$44,142

		$149,231	Engineering & Construction - 0.80%
Beverages - 2.01%			Granite Construction Inc	155,529		5,031
Brown-Forman Corp	131,019	9,562	Jacobs Engineering Group Inc (a)	212,935		12,951
Cia de Bebidas das Americas ADR	103,757	3,860				$17,982
Coca-Cola Co/The	341,973	13,532	Environmental Control - 0.62%
Coca-Cola HBC AG ADR	97,595	2,816	Darling International Inc (a)	92,829		2,160
PepsiCo Inc	184,614	15,524	Energy Recovery Inc (a)	90,107		526
		$45,294	Waste Connections Inc	263,240		11,251
Biotechnology - 1.25%						$13,937
Gilead Sciences Inc (a)	395,498	28,076
			Food - 1.94%
			Dairy Farm International Holdings Ltd ADR	206,217		11,693
Building Materials - 0.52%			General Mills Inc	294,231		14,835
Apogee Enterprises Inc	252,175	7,888	Kroger Co/The	397,106		17,012
Simpson Manufacturing Co Inc	107,707	3,818				$43,540

		$11,706	Gas - 1.64%
Chemicals - 2.92%			Sempra Energy	405,184		36,929
Axiall Corp	108,034	4,201
EI du Pont de Nemours & Co	230,880	14,130
FMC Corp	168,085	12,230	Healthcare - Products - 1.59%
			Becton Dickinson and Co	111,343		11,706
International Flavors & Fragrances Inc	153,748	12,707	Edwards Lifesciences Corp (a)	31,422		2,048
PPG Industries Inc	67,949	12,406
Sigma-Aldrich Corp	115,764	10,006	Medtronic Inc	114,726		6,585
			Techne Corp	83,384		7,287
		$65,680	Varian Medical Systems Inc (a)	113,238		8,219
Commercial Services - 1.32%						$35,845
Hertz Global Holdings Inc (a)	628,876	14,439
			Healthcare - Services - 0.93%
Robert Half International Inc	153,924	5,931	DaVita HealthCare Partners Inc (a)	158,826		8,928
TrueBlue Inc (a)	296,258	7,317
Weight Watchers International Inc	62,744	2,015	Universal Health Services Inc	148,685		11,978
		$29,702				$20,906
			Insurance - 2.69%
Computers - 4.32%			ACE Ltd	130,269		12,433
Apple Inc	105,790	55,259	Fidelity National Financial Inc	303,020		8,530
EMC Corp/MA	635,421	15,295	HCC Insurance Holdings Inc	362,109		16,530
International Business Machines Corp	137,622	24,663
Teradata Corp (a)	44,428	1,958	MetLife Inc	184,055		8,708
		$97,175	StanCorp Financial Group Inc	57,609		3,393

See accompanying notes.

Schedule of Investments
Principal Capital Appreciation Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Insurance (continued)			Pharmaceuticals (continued)
XL Group PLC	356,794	$10,907	Forest Laboratories Inc (a)	82,166		$3,864
		$60,501	Johnson & Johnson	229,205		21,227
			McKesson Corp	209,672		32,780
Internet - 3.23%			Teva Pharmaceutical Industries Ltd ADR	138,652		5,143
Amazon.com Inc (a)	59,443	21,639
			VCA Antech Inc (a)	204,482		5,817
eBay Inc (a)	296,467	15,627
Google Inc (a)	34,367	35,418				$146,636
		$72,684	REITS - 2.89%
			Alexandria Real Estate Equities Inc	174,436		11,474
Iron & Steel - 1.07%			Annaly Capital Management Inc	142,489		1,680
Reliance Steel & Aluminum Co	195,995	14,364	Essex Property Trust Inc	52,789		8,499
Schnitzer Steel Industries Inc	337,043	9,788	HCP Inc	346,554		14,382
		$24,152	Plum Creek Timber Co Inc	108,125		4,909
Leisure Products & Services - 0.55%			Sabra Health Care REIT Inc	135,053		3,633
Ambassadors Group Inc	2,755	10	Ventas Inc	67,731		4,419
Carnival Corp	161,861	5,609	Weyerhaeuser Co	529,009		16,082
Harley-Davidson Inc	104,286	6,678				$65,078
		$12,297	Retail - 5.87%
Lodging - 0.12%			Copart Inc (a)	398,681		12,850
Red Lion Hotels Corp (a)	438,450	2,640	Costco Wholesale Corp	320,808		37,855
			CVS Caremark Corp	205,270		12,780
			Home Depot Inc/The	167,933		13,080
Machinery - Construction & Mining - 0.19%			Nordstrom Inc	380,844		23,030
Caterpillar Inc	51,300	4,276	Starbucks Corp	398,777		32,321
						$131,916

Machinery - Diversified - 0.93%			Savings & Loans - 0.73%
AGCO Corp	66,207	3,865	Washington Federal Inc	716,319		16,318
Deere & Co	208,131	17,034
		$20,899
			Semiconductors - 3.64%
Media - 2.35%			Altera Corp	208,741		7,014
Viacom Inc	232,311	19,349	Applied Materials Inc	583,071		10,408
Walt Disney Co/The	487,574	33,443	Avago Technologies Ltd	152,002		6,905
		$52,792	Intel Corp	564,677		13,795
			Lam Research Corp (a)	202,446		10,979
Metal Fabrication & Hardware - 0.70%
Precision Castparts Corp	62,102	15,740	LSI Corp	402,185		3,410
			Microchip Technology Inc	340,184		14,614
			Qualcomm Inc	167,923		11,666
Mining - 0.52%			Supertex Inc	120,962		3,086
Freeport-McMoRan Copper & Gold Inc	320,875	11,795				$81,877

			Software - 5.54%
Miscellaneous Manufacturing - 2.10%			Actuate Corp (a)	387,776		3,106
Aptargroup Inc	162,326	10,415	Adobe Systems Inc (a)	495,018		26,830
Crane Co	151,687	9,632	Autodesk Inc (a)	177,199		7,072
General Electric Co	1,043,247	27,270	Informatica Corp (a)	140,034		5,405
		$47,317	Microsoft Corp	1,176,584		41,592
			Omnicell Inc (a)	207,306		4,783
Oil & Gas - 8.47%
Apache Corp	296,358	26,317	Oracle Corp	752,195		25,199
			Tyler Technologies Inc (a)	108,676		10,510
Chevron Corp	412,254	49,454
CNOOC Ltd ADR	6,995	1,415				$124,497
Devon Energy Corp	249,613	15,781	Telecommunications - 3.52%
Energen Corp	149,048	11,673	AT&T Inc	704,081		25,488
Exxon Mobil Corp	404,412	36,243	China Mobile Ltd ADR	238,220		12,392
HollyFrontier Corp	109,464	5,042	Cisco Systems Inc	513,518		11,554
Nabors Industries Ltd	269,018	4,702	Corning Inc	587,087		10,033
Occidental Petroleum Corp	309,403	29,728	Polycom Inc (a)	344,115		3,579
Total SA ADR	165,011	10,095	Verizon Communications Inc	321,021		16,215
		$190,450				$79,261

Oil & Gas Services - 0.72%			Toys, Games & Hobbies - 0.85%
Natural Gas Services Group Inc (a)	257,457	7,206
			Hasbro Inc	139,231		7,191
Schlumberger Ltd	95,924	8,990	Mattel Inc	267,147		11,854
		$16,196				$19,045

Pharmaceuticals - 6.52%			Transportation - 1.65%
Abbott Laboratories	303,448	11,091	Expeditors International of Washington Inc	470,959		21,330
AbbVie Inc	320,044	15,506	Union Pacific Corp	104,639		15,842
Actavis PLC (a)	46,580	7,200
						$37,172
Allergan Inc/United States	268,045	24,288
Bristol-Myers Squibb Co	375,472	19,720

See accompanying notes.

Schedule of Investments Principal Capital Appreciation Fund October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000's)

Trucking & Leasing - 0.30%
Greenbrier Cos Inc (a)	254,093	$6,744

Water- 0.19%
California Water Service Group	190,518	4,153

TOTAL COMMON STOCKS		$2,204,313
	Maturity
REPURCHASE AGREEMENTS - 2.02%	Amount (000's)	Value (000's)

Banks- 2.02%
Investment in Joint Trading Account; Barclays $	10,837	$10,837
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $11,054,201; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	8,128	8,128
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $8,290,651; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	18,062	18,062
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $18,423,669; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)
Investment in Joint Trading Account; Merrill	8,453	8,453
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $8,621,503; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
		$45,480
TOTAL REPURCHASE AGREEMENTS		$45,480
Total Investments		$2,249,793
Liabilities in Excess of Other Assets, Net - (0.02)%		$(365)
TOTAL NET ASSETS - 100.00%		$2,249,428

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector		Percent
Financial		18.32%
Consumer, Non-cyclical		17.84%
Technology		13.50%
Consumer, Cyclical		12.37%
Industrial		12.37%
Energy		9 .19%
Communications		9.10%
Basic Materials		4 .51%
Utilities		2.82%
Liabilities in Excess of Other Assets, Net		(0.02)%
TOTAL NET ASSETS		100.00%

See accompanying notes.

Schedule of Investments
Real Estate Securities Fund
October 31, 2013

COMMON STOCKS - 99.60%	Shares Held	Value	(000	's)	REPURCHASE AGREEMENTS	Maturity

Healthcare - Services - 1.05%					(continued)	Amount (000's)	Value	(000	's)
Brookdale Senior Living Inc (a)	540,640		$14,640		Banks (continued)
					Investment in Joint Trading Account; Merrill	$1,438		$1,438
					Lynch Repurchase Agreement; 0.09%
Real Estate - 1.07%					dated 10/31/2013 maturing 11/01/2013
Jones Lang LaSalle Inc	157,460		14,990		(collateralized by US Government
					Securities; $1,466,460; 0.00% - 7.13%;
REITS - 97.48%					dated 03/15/14 - 01/15/48)
Apartment Investment & Management Co	1,340,063		37,495					$7,736
AvalonBay Communities Inc	336,654		42,099		TOTAL REPURCHASE AGREEMENTS			$7,736
Boston Properties Inc	583,019		60,342		Total Investments			$1,401,395
BRE Properties Inc	417,943		22,824		Liabilities in Excess of Other Assets, Net - (0.15)%			$(2,087)
Camden Property Trust	499,347		32,058		TOTAL NET ASSETS - 100.00%			$1,399,308
Campus Crest Communities Inc	424,756		4,252
Corrections Corp of America	1,020,302		37,752
CubeSmart	1,204,666		22,009		(a) Non-Income Producing Security
DDR Corp	1,779,073		30,155
Duke Realty Corp	1,221,321		20,237
DuPont Fabros Technology Inc	406,553		10,103
EPR Properties	564,399		28,993		Portfolio Summary (unaudited)
Equity One Inc	621,169		14,976		Sector			Percent
Equity Residential	790,567		41,394		Financial			99.10%
Essex Property Trust Inc	278,519		44,842		Consumer, Non-cyclical			1.05%
Extra Space Storage Inc	677,656		31,165		Liabilities in Excess of Other Assets, Net			(0 .15)%
Federal Realty Investment Trust	254,678		26,385		TOTAL NET ASSETS			100.00%
First Industrial Realty Trust Inc	2,382,471		43,051
General Growth Properties Inc	2,686,052		57,025
HCP Inc	668,351		27,737
Health Care REIT Inc	489,298		31,731
Host Hotels & Resorts Inc	3,142,241		58,289
Kilroy Realty Corp	285,418		15,173
Medical Properties Trust Inc	828,003		10,797
Pebblebrook Hotel Trust	971,811		29,349
Pennsylvania Real Estate Investment Trust	626,871		11,365
Prologis Inc	2,277,482		90,985
Public Storage	325,573		54,361
Ramco-Gershenson Properties Trust	268,060		4,359
Saul Centers Inc	369,133		17,349
Senior Housing Properties Trust	826,989		20,377
Simon Property Group Inc	1,102,694		170,421
SL Green Realty Corp	638,659		60,398
Strategic Hotels & Resorts Inc (a)	2,244,775		19,529
Sunstone Hotel Investors Inc	1,439,438		19,073
Taubman Centers Inc	350,747		23,076
Ventas Inc	583,459		38,065
Vornado Realty Trust	611,247		54,438
			$1,364,029
TOTAL COMMON STOCKS			$1,393,659
	Maturity
REPURCHASE AGREEMENTS - 0.55% Amount (000's)		Value	(000	's)

Banks - 0.55%
Investment in Joint Trading Account; Barclays $	1,843		$1,843
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $1,880,247; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	1,383		1,383
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $1,410,185; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	3,072		3,072
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $3,133,744; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)

See accompanying notes.

Schedule of Investments
Short-Term Income Fund
October 31, 2013

	Principal				Principal
BONDS- 97.69%	Amount (000's)	Value(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Agriculture - 0.97%				Banks (continued)
Cargill Inc				Commonwealth Bank of Australia
6.00%, 11/27/2017(a)	$15,000	$17,347		3.75%, 10/15/2014(a)	$12,500		$12,869
				Goldman Sachs Group Inc/The
				0.64%, 07/22/2015(b)	16,250		16,196
Automobile Asset Backed Securities - 6.53%				HSBC Bank PLC
American Credit Acceptance Receivables				3.10%, 05/24/2016(a)	3,750		3,948
Trust				3.50%, 06/28/2015(a)	13,500		14,125
1.64%, 11/15/2016(a),(b)	7,523	7,519
				ING Bank NV
AmeriCredit Automobile Receivables Trust				2.38%, 06/09/2014(a)	6,250		6,308
2013-1				JP Morgan Chase Bank NA
0.49%, 06/08/2016	9,327	9,322		0.58%, 06/13/2016(b)	6,000		5,943
AmeriCredit Automobile Receivables Trust
2013-3				5.88%, 06/13/2016	23,000		25,714
0.68%, 10/11/2016(b)	9,000	9,005		6.00%, 10/01/2017	11,500		13,257
Capital Auto Receivables Asset Trust / Ally				KeyBank NA/Cleveland OH
0.47%, 07/20/2014(b)	22,250	22,237		7.41%, 10/15/2027	25,000		27,276
				Morgan Stanley
CPS Auto Receivables Trust 2013-A				0.70%, 10/18/2016(b)	24,000		23,751
1.31%, 06/15/2020(a),(b)	13,448	13,410
CPS Auto Receivables Trust 2013-B				6.00%, 05/13/2014	11,500		11,822
1.82%, 09/15/2020(a),(b)	11,505	11,487		PNC Bank NA
				0.55%, 01/28/2016(b)	2,750		2,751
CPS Auto Receivables Trust 2013-C
1.62%, 04/16/2018(a)	11,767	11,771		4.88%, 09/21/2017	13,300		14,787
CPS Auto Trust				6.00%, 12/07/2017	7,400		8,585
1.59%, 03/16/2020(a)	4,126	4,131		SunTrust Bank/Atlanta GA
				0.55%, 08/24/2015(b)	12,000		11,906
Ford Credit Auto Owner Trust				7.25%, 03/15/2018	9,000		10,812
0.40%, 09/15/2015	6,321	6,320		Wachovia Bank NA
Santander Drive Auto Receivables Trust 2013-				0.65%, 11/03/2014(b)	5,000		5,009
1
0.48%, 02/16/2016	8,272	8,269		4.88%, 02/01/2015	11,500		12,084
Santander Drive Auto Receivables Trust 2013-				6.00%, 11/15/2017	3,500		4,054
2				Wells Fargo Bank NA
0.47%, 03/15/2016(b)	12,854	12,848		5.75%, 05/16/2016	12,250		13,669
		$116,319					$345,461
				Beverages - 1.93%
Automobile Floor Plan Asset Backed Securities - 4.23%				PepsiCo Inc
Ally Master Owner Trust
0.62%, 04/15/2018(b)	16,500	16,463		0.75%, 03/05/2015	9,000		9,036
				SABMiller Holdings Inc
CNH Wholesale Master Note Trust				0.95%, 08/01/2018(a),(b)	4,500		4,540
0.77%, 08/15/2019(a),(b)	8,750	8,750
				1.85%, 01/15/2015(a)	5,500		5,569
Ford Credit Floorplan Master Owner Trust A
0.55%, 01/15/2018(b)	18,000	17,988		SABMiller PLC
				6.50%, 07/01/2016(a)	13,500		15,332
Nissan Master Owner Trust Receivables
0.47%, 02/15/2018(b)	17,000	16,980					$34,477
World Omni Master Owner Trust				Biotechnology - 0.49%
0.52%, 02/15/2018(a),(b)	15,250	15,233		Amgen Inc
		$75,414		2.13%, 05/15/2017	4,250		4,338
				Gilead Sciences Inc
Automobile Manufacturers - 1.27%				2.40%, 12/01/2014	4,250		4,329
Daimler Finance North America LLC
1.30%, 07/31/2015(a)	3,000	3,018					$8,667
1.88%, 09/15/2014(a)	10,000	10,106		Chemicals - 0.70%
Toyota Motor Credit Corp				Airgas Inc
1.75%, 05/22/2017	5,250	5,332		3.25%, 10/01/2015	12,000		12,444
2.05%, 01/12/2017	4,000	4,103

		$22,559		Commercial Services - 0.49%
Banks- 19.38%				ERAC USA Finance LLC
Australia & New Zealand Banking Group Ltd				2.25%, 01/10/2014(a)	4,750		4,764
3.70%, 01/13/2015(a)	5,750	5,967		5.60%, 05/01/2015(a)	3,750		4,001
Bank of America NA							$8,765
0.53%, 06/15/2016(b)	13,000	12,777
5.30%, 03/15/2017	24,000	26,652		Computers - 0.24%
Barclays Bank PLC				Apple Inc
5.20%, 07/10/2014	7,500	7,743		1.00%, 05/03/2018	4,500		4,370
Branch Banking & Trust Co
0.56%, 05/23/2017(b)	13,250	13,066		Diversified Financial Services - 6.44%
Citigroup Inc				Ford Motor Credit Co LLC
4.75%, 05/19/2015	8,750	9,241		3.98%, 06/15/2016	15,550		16,562
6.00%, 12/13/2013	10,000	10,060		General Electric Capital Corp
6.13%, 11/21/2017	13,000	15,089		0.46%, 05/11/2016(b)	10,000		9,948
				0.89%, 07/12/2016(b)	27,000		27,145

See accompanying notes.

Schedule of Investments
Short-Term Income Fund
October 31, 2013

				Principal					Principal
	BONDS (continued)		Amount (000's)		Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

	Diversified Financial Services (continued)							Home Equity Asset Backed Securities (continued)
	General Electric Capital Corp		(continued)					Credit Suisse First Boston Mortgage Securities
	5.63%, 09/15/2017			$4,500		$5,168		Corp
	Jefferies Group LLC							4.80%, 05/25/2035	$5,000		$5,186
	3.88%, 11/09/2015			6,500		6,760		Home Equity Asset Trust 2005-2
	MassMutual Global Funding II							0.89%, 07/25/2035(b)	2,217		2,201
	2.30%, 09/28/2015(a)			15,500		15,997		Home Equity Asset Trust 2005-4
	2.88%, 04/21/2014(a)			7,000		7,087		0.64%, 10/25/2035(b)	4,725		4,236
	Murray Street Investment Trust I							JP Morgan Mortgage Acquisition Corp 2005-
	4.65%, 03/09/2017(b)			24,000		26,093		FLD1
						$114,760		0.66%, 07/25/2035(b)	3,269		3,257
								JP Morgan Mortgage Acquisition Corp 2005-
	Electric - 4.68%							OPT1
	LG&E and KU Energy LLC							0.62%, 06/25/2035(b)	1,632		1,616
	2.13%, 11/15/2015			10,000		10,208		Mastr Asset Backed Securities Trust 2005-
	Nisource Finance Corp							FRE1
	5.25%, 09/15/2017			8,500		9,484		0.42%, 10/25/2035(b)	1,127		1,123
	PPL Energy Supply LLC							New Century Home Equity Loan Trust 2005-
	5.70%, 10/15/2035			10,000		10,620		3
	6.50%, 05/01/2018			3,500		3,971		0.65%, 07/25/2035(b)	20,000		19,837
	Public Service Co of New Mexico							RAMP Series 2005-EFC2 Trust
	7.95%, 05/15/2018			19,000		22,891		0.64%, 07/25/2035(b)	962		946
	Southern Co/The							RASC Series 2003-KS10 Trust
	2.45%, 09/01/2018			7,000		7,124		4.47%, 03/25/2032	659		676
	TransAlta Corp							RASC Series 2005-EMX4 Trust
	6.65%, 05/15/2018			16,750		19,174		0.51%, 11/25/2035(b)	2,130		2,124
						$83,472		Soundview Home Loan Trust 2005-CTX1
	Finance - Mortgage Loan/Banker - 2.32%							0.59%, 11/25/2035(b)	3,750		3,644
	Fannie Mae							Structured Asset Securities Corp Mortgage
	0.88%, 02/08/2018			16,500		16,241		Loan Trust Series 2005-GEL4
	1.13%, 04/27/2017			15,000		15,129		0.79%, 08/25/2035(b)	1,200		1,146
	Freddie Mac							Terwin Mortgage Trust 2005-2HE
	0.63%, 12/29/2014			10,000		10,047		0.93%, 01/25/2035(a),(b)	731		726
						$41,417		Wells Fargo Home Equity Asset-Backed
								Securities 2004-2 Trust
Food	- 0.65%							0.59%, 10/25/2034(b)	267		258
	Ingredion Inc							5.00%, 10/25/2034	11,500		11,427
	3.20%, 11/01/2015			6,750		7,008		5.00%, 10/25/2034	90		92
	Tesco PLC							Wells Fargo Home Equity Asset-Backed
	2.00%, 12/05/2014(a)			4,500		4,558		Securities 2005-2 Trust
						$11,566		0.58%, 11/25/2035(b)	4,000		3,961
Gas	- 0.35%										$90,718
	Florida Gas Transmission Co LLC							Insurance - 6.08%
	4.00%, 07/15/2015(a)			6,000		6,286		Aspen Insurance Holdings Ltd
								6.00%, 08/15/2014	4,750		4,939
	Home Equity Asset Backed Securities - 5.09%							Berkshire Hathaway Finance Corp
	ABFC 2005-OPT1 Trust							1.50%, 01/10/2014	4,500		4,511
	0.53%, 07/25/2035(b)			802		783		1.60%, 05/15/2017	20,000		20,164
	ABFC 2005-WMC1 Trust							Berkshire Hathaway Inc
	0.83%, 06/25/2035(b)			4,656		4,572		2.20%, 08/15/2016	4,000		4,152
	ACE Securities Corp Home Equity Loan Trust							MetLife Institutional Funding II
								0.61%, 01/06/2015(a),(b)	3,000		3,009
	Series 2005-AG1
	0.53%, 08/25/2035(b)			387		361		Metropolitan Life Global Funding I
								5.13%, 06/10/2014(a)	12,250		12,593
	ACE Securities Corp Home Equity Loan Trust
	Series 2005-HE2							New York Life Global Funding
	0.85%, 04/25/2035(b)			434		433		2.45%, 07/14/2016(a)	16,500		17,140
	0.89%, 04/25/2035(b)			2,000		1,980		3.00%, 05/04/2015(a)	4,000		4,146
	ACE Securities Corp Home Equity Loan Trust							Prudential Covered Trust 2012-1
								3.00%, 09/30/2015(a)	23,481		24,296
	Series 2005-WF1
	0.51%, 05/25/2035(b)			4,652		4,511		Prudential Holdings LLC
								1.13%, 12/18/2017(a),(b)	13,500		13,422
	Asset Backed Securities Corp Home Equity
	Loan Trust Series OOMC 2005-HE6										$108,372
	0.68%, 07/25/2035(b)			4,500		4,431
								Iron & Steel - 0.38%
	Bayview Financial Acquisition Trust							ArcelorMittal
	0.80%, 05/28/2044(b)			2,441		2,402
	5.66%, 12/28/2036(b)			537		538		4.25%, 03/01/2016	6,500		6,711
	Bear Stearns Asset Backed Securities I Trust
	2006	-PC1						Machinery - Construction & Mining - 0.63%
	0.50%, 12/25/2035(b)			8,400		8,251		Caterpillar Financial Services Corp
								2.05%, 08/01/2016	4,500		4,640

See accompanying notes.

Schedule of Investments
Short-Term Income Fund
October 31, 2013

		Principal					Principal
	BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

	Machinery - Construction & Mining (continued)					Mortgage Backed Securities (continued)
	Caterpillar Inc					Ginnie Mae (continued)
	1.50%, 06/26/2017	$6,500		$6,537		1.14%, 08/16/2042(b)	$98,651		$7,984
				$11,177		1.15%, 06/16/2045(b)	89,473		7,336
						1.21%, 02/16/2046(b),(c)	90,000		7,566
	Manufactured Housing Asset Backed Securities - 0.01%					1.41%, 12/16/2036(b)	79,573		7,063
	Green Tree Financial Corp					4.50%, 08/20/2032	252		262
	7.70%, 09/15/2026	120		131		JP Morgan Mortgage Trust 2004-S1
						5.00%, 09/25/2034	3,376		3,477
Media	- 0.70%					JP Morgan Resecuritization Trust Series 2010-
	NBCUniversal Enterprise Inc					4
	0.78%, 04/15/2016(a),(b)	4,500		4,520		2.43%, 10/26/2036(a),(b)	2,289		2,306
	Walt Disney Co/The					MASTR Adjustable Rate Mortgages Trust
	1.13%, 02/15/2017	8,000		8,009		2004-9
				$12,529		0.67%, 11/25/2034(b)	202		202
						MASTR Alternative Loan Trust 2003-9
	Mining - 0.68%					6.50%, 01/25/2019	898		941
	Teck Resources Ltd					MASTR Asset Securitization Trust
	5.38%, 10/01/2015	3,750		4,044		5.25%, 12/25/2033	1,964		1,975
	Xstrata Finance Canada Ltd					MASTR Asset Securitization Trust 2004-11
	2.45%, 10/25/2017(a)	8,000		8,038
						5.00%, 12/25/2019	209		216
				$12,082		MASTR Asset Securitization Trust 2004-9
	Mortgage Backed Securities - 10.89%					5.00%, 09/25/2019	1,275		1,298
	Alternative Loan Trust 2004-J8					Prime Mortgage Trust 2005-2
						5.25%, 07/25/2020(b)	1,854		1,874
	6.00%, 02/25/2017	660		668
	Banc of America Alternative Loan Trust 2003-					RALI Series 2003-QS23 Trust
	10					5.00%, 12/26/2018	3,230		3,292
	5.00%, 12/25/2018	1,025		1,053		RALI Series 2004-QS3 Trust
	Banc of America Funding 2004-3 Trust					5.00%, 03/25/2019	1,442		1,498
	4.75%, 09/25/2019	1,083		1,111		Sequoia Mortgage Trust 2013-4
						1.55%, 04/25/2043(b)	16,813		16,147
	Banc of America Mortgage Trust 2004-8
	5.25%, 10/25/2019	516		530		Sequoia Mortgage Trust 2013-8
						2.25%, 06/25/2043(b)	13,129		13,420
	Banc of America Mortgage Trust 2005-2
	5.00%, 03/25/2020	266		267		Springleaf Mortgage Loan Trust
						1.27%, 06/25/2058(a),(b)	15,835		15,651
	Banc of America Mortgage Trust 2005-7
	5.00%, 08/25/2020	423		431		Springleaf Mortgage Loan Trust 2012-2
						2.22%, 10/25/2057(a)	10,372		10,555
	Cendant Mortgage Capital LLC CDMC
	Mortgage Pass Through Ce Se 04 3					Springleaf Mortgage Loan Trust 2012-3
	4.89%, 06/25/2034(b)	136		137		1.57%, 12/25/2059(a),(b)	13,654		13,653
	CHL Mortgage Pass-Through Trust 2003-28					Springleaf Mortgage Loan Trust 2013-2
						1.78%, 12/25/2065(a)	9,176		9,150
	4.50%, 08/25/2033	406		407
	CHL Mortgage Pass-Through Trust 2004-19					WaMu Mortgage Pass-Through Certificates
	5.25%, 10/25/2034	147		147		Series 2003-S8 Trust
	CHL Mortgage Pass-Through Trust 2004-J1					5.00%, 09/25/2018	342		354
	4.50%, 01/25/2019(b)	565		575					$194,045
	CHL Mortgage Pass-Through Trust 2004-J7					Oil & Gas - 6.00%
	5.00%, 09/25/2019	1,151		1,192		BP Capital Markets PLC
	Countrywide Asset-Backed Certificates					1.85%, 05/05/2017	4,500		4,578
	0.45%, 11/25/2035(b)	242		242
						3.13%, 10/01/2015	4,000		4,184
	Credit Suisse First Boston Mortgage Securities					3.63%, 05/08/2014	10,000		10,167
	Corp					5.25%, 11/07/2013	8,000		8,002
	1.13%, 05/25/2034(b)	522		502
						Chevron Corp
	5.00%, 09/25/2019	189		189		1.72%, 06/24/2018	11,700		11,719
	5.00%, 10/25/2019	1,112		1,125		Ensco PLC
	Fannie Mae REMICS					3.25%, 03/15/2016	10,250		10,746
	0.42%, 03/25/2035(b)	1		1
						Petrobras International Finance Co
	Freddie Mac REMICS					3.88%, 01/27/2016	8,250		8,529
	0.62%, 06/15/2023(b)	21		21
						Phillips 66
	Ginnie Mae					2.95%, 05/01/2017	11,000		11,448
	0.62%, 07/16/2054(b)	89,151		5,411
	0.70%, 08/16/2051(b)	86,786		5,733		Shell International Finance BV
	0.87%, 02/16/2053(b)	127,933		9,754		3.10%, 06/28/2015	10,000		10,430
						Total Capital Canada Ltd
	0.92%, 03/16/2052(b)	88,370		7,701		0.62%, 01/15/2016(b)	6,250		6,285
	0.93%, 10/16/2054(b)	35,738		2,469
						Total Capital International SA
	0.94%, 06/16/2055	51,000		3,396		1.55%, 06/28/2017	10,000		10,103
	0.95%, 10/16/2054(b)	58,373		3,613
	1.01%, 01/16/2055(b)	71,507		4,714		Total Capital SA
	1.03%, 10/16/2054(b)	39,660		2,784		3.00%, 06/24/2015	10,250		10,668
	1.03%, 02/16/2055(b)	79,345		4,594					$106,859
	1.06%, 03/16/2049(b)	132,025		9,058

See accompanying notes.

Schedule of Investments
Short-Term Income Fund
October 31, 2013

		Principal						Principal
BONDS (continued)		Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

Oil & Gas Services - 0.95%							Pharmaceuticals - 1.74%
Schlumberger Investment SA							AbbVie Inc
1.95%, 09/14/2016(a)		$6,500		$6,672			1.20%, 11/06/2015	$22,500		$22,658
Weatherford International Ltd/Bermuda							Merck & Co Inc
5.50%, 02/15/2016		9,500		10,311			1.10%, 01/31/2018	8,500		8,371
				$16,983						$31,029

Other Asset Backed Securities - 5.68%							Pipelines - 0.28%
Ameriquest Mortgage Securities Inc Asset-							DCP Midstream LLC
Backed Pass-Through Ctfs Ser 2004-R11							5.38%, 10/15/2015(a)	4,585		4,911
0.47%, 11/25/2034(b)		799		793
Ameriquest Mortgage Securities Inc Asset-
Backed Pass-Through Ctfs Ser 2005-R1							Real Estate - 0.56%
0.62%, 03/25/2035(b)		4,699		4,627			WEA Finance LLC
							7.13%, 04/15/2018(a)	4,500		5,393
Ameriquest Mortgage Securities Inc Asset-							WEA Finance LLC / WT Finance Aust Pty
Backed Pass-Through Ctfs Ser 2005-R6
0.37%, 08/25/2035(b)		635		629			Ltd
							5.75%, 09/02/2015(a)	4,250		4,614
Carrington Mortgage Loan Trust Series 2005-
FRE1										$10,007
0.45%, 12/25/2035(b)		183		182		REITS	- 1.94%
Carrington Mortgage Loan Trust Series 2005-							BioMed Realty LP
NC4							3.85%, 04/15/2016	7,000		7,356
0.57%, 09/25/2035(b)		2,261		2,223			Health Care REIT Inc
Citigroup Mortgage Loan Trust Inc							3.63%, 03/15/2016	5,500		5,781
0.60%, 07/25/2035(b)		952		939			5.88%, 05/15/2015	6,000		6,433
CNH Equipment Trust 2012-D							6.00%, 11/15/2013	5,000		5,007
0.45%, 04/15/2016		6,119		6,119			Healthcare Realty Trust Inc
Countrywide Asset-Backed Certificates							6.50%, 01/17/2017	4,500		5,069
0.62%, 08/25/2035(b)		4,536		4,501			Nationwide Health Properties Inc
0.63%, 10/25/2035(b)		454		453			6.00%, 05/20/2015	4,500		4,850
0.66%, 12/25/2035(b)		1,670		1,661						$34,496
0.68%, 11/25/2035(b)		5,079		5,049
Credit-Based Asset Servicing and							Savings & Loans - 0.00%
Securitization LLC							Washington Mutual Bank / Henderson NV
5.03%, 07/25/2035(b)		8,125		8,301			0.00%, 01/15/2013(d)	1,200		—
FFMLT Trust 2005-FF2
0.83%, 03/25/2035(b)		1,365		1,357			Semiconductors - 0.34%
Fieldstone Mortgage Investment Trust Series							Samsung Electronics America Inc
2005-1							1.75%, 04/10/2017(a)	6,000		6,072
1.25%, 03/25/2035(b)		5,568		5,384
First Franklin Mortgage Loan Trust 2005-FF4
0.60%, 05/25/2035(b)		1,362		1,342			Student Loan Asset Backed Securities - 1.42%
First Franklin Mortgage Loan Trust 2005-FF9							SLC Private Student Loan Trust 2010-B
0.45%, 10/25/2035(b)		795		794			3.67%, 07/15/2042(a),(b)	5,758		5,989
JP Morgan Mortgage Acquisition Corp 2005-							SLM Private Credit Student Loan Trust 2002-
OPT2							A
0.46%, 12/25/2035(b)		2,972		2,845			0.80%, 12/16/2030(b)	7,998		7,803
Mastr Specialized Loan Trust							SLM Private Education Loan Trust 2013-1
1.42%, 11/25/2034(a),(b)		2,493		2,424			0.77%, 08/15/2022(a),(b)	6,891		6,869
Merrill Lynch Mortgage Investors Trust Series							SLM Private Education Loan Trust 2013-B
							0.82%, 07/15/2022(a),(b)	4,686		4,666
2005	-FM1
0.55%, 05/25/2036(b)		3,676		3,616						$25,327
PFS Financing Corp							Telecommunications - 2.51%
0.67%, 04/17/2017(a),(b)		8,750		8,726
(a),(b)							AT&T Inc
0.72%, 02/15/2018		18,000		17,885			0.65%, 02/12/2016(b)	9,000		8,987
Saxon Asset Securities Trust 2005-3							Verizon Communications Inc
0.54%, 11/25/2035(b)		3,371		3,300			2.00%, 09/14/2018(b)	4,500		4,751
Securitized Asset Backed Receivables LLC							3.65%, 09/14/2018	10,500		11,167
Trust 2005-OP2							5.50%, 02/15/2018	4,250		4,840
0.49%, 10/25/2035(b)		7,232		6,754
							Vodafone Group PLC
Securitized Asset Backed Receivables LLC							0.65%, 02/19/2016(b)	9,000		8,999
Trust 2006-OP1							1.63%, 03/20/2017	6,000		6,007
0.47%, 10/25/2035(b)		351		342
										$44,751
Springleaf Funding Trust 2013-A
2.58%, 09/15/2021(a),(b)		8,500		8,456			Trucking & Leasing - 1.14%
Wachovia Mortgage Loan Trust Series 2005-							Penske Truck Leasing Co Lp / PTL Finance
WMC1							Corp
0.91%, 10/25/2035(b)		2,544		2,505			2.50%, 03/15/2016(a)	6,000		6,132
				$101,207			3.13%, 05/11/2015(a)	13,750		14,129
										$20,261
							TOTAL BONDS			$1,740,992

See accompanying notes.

Schedule of Investments
Short-Term Income Fund
October 31, 2013

U.S. GOVERNMENT & GOVERNMENT	Principal				REPURCHASE AGREEMENTS	Maturity
AGENCY OBLIGATIONS - 1.05%	Amount (000's)	Value	(000	's)	(continued)	Amount (000's)	Value	(000	's)

Federal Home Loan Mortgage Corporation (FHLMC) -					Banks (continued)
0.03%
2.24%, 11/01/2021(b)	$9		$9		Investment in Joint Trading Account; Merrill	$3,756		$3,756
2.38%, 09/01/2035(b)	150		159		Lynch Repurchase Agreement; 0.09%
					dated 10/31/2013 maturing 11/01/2013
6.00%, 04/01/2017	40		42		(collateralized by US Government
6.00%, 05/01/2017	71		75
6.50%, 12/01/2015	4		4		Securities; $3,829,523; 0.00% - 7.13%;
7.00%, 12/01/2022	119		128		dated 03/15/14 - 01/15/48)
7.50%, 12/01/2029	1		1					$20,203
9.50%, 08/01/2016	3		4		TOTAL REPURCHASE AGREEMENTS			$20,203
			$422		Total Investments			$1,779,822
					Other Assets in Excess of Liabilities, Net - 0.13%			$2,300
Federal National Mortgage Association (FNMA) - 0.08%					TOTAL NET ASSETS - 100.00%			$1,782,122
2.12%, 01/01/2019(b)	2		2
2.18%, 11/01/2022(b)	2		3
2.30%, 10/01/2035(b)	373		393		(a)			Security exempt from registration under Rule 144A of the Securities Act of
2.30%, 02/01/2037(b)	187		199		1933. These securities may be resold in transactions exempt from
2.35%, 07/01/2034(b)	221		234		registration, normally to qualified institutional buyers. Unless otherwise
2.35%, 08/01/2034(b)	93		98		indicated, these securities are not considered illiquid. At the end of the
2.36%, 01/01/2035(b)	30		30		period, the value of these securities totaled $456,266 or 25.60% of net
2.41%, 11/01/2032(b)	67		67		assets.
2.42%, 07/01/2034(b)	64		67		(b) Variable Rate. Rate shown is in effect at October 31, 2013.
2.42%, 02/01/2035(b)	30		32		(c)			Fair value of these investments is determined in good faith by the
2.53%, 12/01/2032(b)	97		104		Manager under procedures established and periodically reviewed by the
2.63%, 01/01/2035(b)	159		169		Board of Directors. At the end of the period, the fair value of these
4.22%, 11/01/2035(b)	13		13		securities totaled $7,566 or 0.42% of net assets.
5.60%, 04/01/2019(b)	4		4		(d) Non-Income Producing Security
6.00%, 07/01/2028	7		7		(e)			Security or a portion of the security was pledged to cover margin
7.50%, 10/01/2029	9		10		requirements for futures contracts. At the end of the period, the value of
8.00%, 05/01/2027	3		3		these securities totaled $922 or 0.05% of net assets.
8.50%, 11/01/2017	4		5
10.00%, 05/01/2022	4		4
			$1,444		Portfolio Summary (unaudited)
Government National Mortgage Association (GNMA) -					Sector			Percent
0.00%					Financial			35.53%
9.00%, 04/20/2025	2		2		Asset Backed Securities			22.96%
11.00%, 11/15/2015	1		1		Mortgage Securities			11.00%
10.00%, 01/15/2019	37		38		Energy			7 .23%
			$41		Consumer, Non-cyclical			6.27%
U.S. Treasury - 0.94%					Utilities			5.03%
0.13%, 12/31/2013(e)	1,725		1,725		Government			3 .26%
0.25%, 08/15/2015	15,000		14,995		Communications			3.21%
			$16,720		Industrial			1.77%
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY					Basic Materials			1 .76%
OBLIGATIONS			$18,627		Consumer, Cyclical			1.27%
	Maturity				Technology			0.58%
REPURCHASE AGREEMENTS - 1.13%	Amount (000's)	Value	(000	's)	Other Assets in Excess of Liabilities, Net			0 .13%
					TOTAL NET ASSETS			100.00%
Banks- 1.13%
Investment in Joint Trading Account; Barclays $	4,814		$4,814
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $4,910,085; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	3,610		3,610
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $3,682,564; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	8,023		8,023
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $8,183,475; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)

See accompanying notes.

Schedule of Investments
SmallCap Blend Fund
October 31, 2013

COMMON STOCKS - 97.36%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 0.72%					Commercial Services (continued)
Esterline Technologies Corp (a)	43,600		$3,495		Huron Consulting Group Inc (a)	63,980		$3,747
					Korn/Ferry International (a)	213,660		5,085
					On Assignment Inc (a)	72,390		2,446
Airlines - 0.36%					PAREXEL International Corp (a)	117,310		5,362
US Airways Group Inc (a)	80,720		1,773
					RPX Corp (a)	98,634		1,762
					Team Health Holdings Inc (a)	76,540		3,325
Apparel - 1.10%					Towers Watson & Co	26,450		3,037
Iconix Brand Group Inc (a)	26,471		955		Viad Corp	25,790		689
Skechers U.S.A. Inc (a)	150,380		4,382					$29,008

			$5,337		Computers - 4.04%
Automobile Parts & Equipment - 0.68%					CACI International Inc (a)	43,230		3,112
Tower International Inc (a)	155,500		3,300		Manhattan Associates Inc (a)	57,740		6,150
					Netscout Systems Inc (a)	186,210		5,273
					Syntel Inc	40,530		3,479
Banks - 7.24%					Violin Memory Inc (a)	251,970		1,676
BankUnited Inc	97,840		3,010
Banner Corp	56,758		2,172					$19,690
BBCN Bancorp Inc	182,732		2,710		Consumer Products - 1.13%
First Interstate Bancsystem Inc	76,070		1,910		Prestige Brands Holdings Inc (a)	177,020		5,528
First Merchants Corp	25,628		482
First of Long Island Corp/The	18,500		728
FirstMerit Corp	216,160		4,855		Diversified Financial Services - 2.22%
Glacier Bancorp Inc	95,333		2,634		Evercore Partners Inc - Class A	33,350		1,683
Hanmi Financial Corp	162,870		2,847		Medley Capital Corp	133,930		1,867
Susquehanna Bancshares Inc	487,780		5,748		Nelnet Inc	29,313		1,250
					Piper Jaffray Cos (a)	5,009		180
Webster Financial Corp	185,440		5,172		Springleaf Holdings Inc (a)	84,813		1,724
WesBanco Inc	52,100		1,532
Western Alliance Bancorp (a)	69,899		1,478		Waddell & Reed Financial Inc	66,347		4,097
			$35,278					$10,801

Biotechnology - 3.71%					Electric - 2.76%
Acceleron Pharma Inc (a)	12,480		281		Avista Corp	119,404		3,318
Acorda Therapeutics Inc (a)	12,670		388		NRG Yield Inc	92,790		3,287
Alnylam Pharmaceuticals Inc (a)	17,250		994		UNS Energy Corp	138,669		6,861
Ariad Pharmaceuticals Inc (a)	37,020		81					$13,466
BIND Therapeutics Inc (a)	94,546		1,238		Electrical Components & Equipment - 1.93%
Bluebird Bio Inc (a)	15,185		323		EnerSys Inc	111,080		7,370
Cambrex Corp (a)	42,920		722		Generac Holdings Inc	41,035		2,025
Cellular Dynamics International Inc (a)	97,452		1,375
Cubist Pharmaceuticals Inc (a)	13,130		814					$9,395
Cytokinetics Inc (a)	96,285		579		Electronics - 2.75%
Cytokinetics Inc - Warrants (a),(b),(c)	110,568		13		FEI Co	70,240		6,257
Epizyme Inc (a)	12,533		480		Fluidigm Corp (a)	24,837		782
Exact Sciences Corp (a)	90,942		1,002		Stoneridge Inc (a)	115,860		1,479
Fate Therapeutics Inc (a)	56,115		340		Taser International Inc (a)	273,320		4,857
Foundation Medicine Inc (a)	24,470		780					$13,375
Insmed Inc (a)	58,490		833
MacroGenics Inc (a)	23,321		628		Energy - Alternate Sources - 0.82%
Marrone Bio Innovations Inc (a)	38,070		662		Pattern Energy Group Inc	176,220		3,997
Medicines Co/The (a)	60,450		2,050
NewLink Genetics Corp (a)	22,330		374		Engineering & Construction - 1.09%
NPS Pharmaceuticals Inc (a)	58,738		1,691		EMCOR Group Inc	142,700		5,288
RTI Surgical Inc (a)	261,654		730
Seattle Genetics Inc (a)	29,280		1,131
Sunesis Pharmaceuticals Inc (a)	113,220		567		Food - 0.57%
					Sprouts Farmers Market Inc (a)	60,370		2,781
			$18,076

Building Materials - 2.32%					Gas - 0.57%
Eagle Materials Inc	21,240		1,593		Southwest Gas Corp	51,280		2,782
Lennox International Inc	54,390		4,246
PGT Inc (a)	154,630		1,616
Trex Co Inc (a)	54,780		3,846		Healthcare - Products - 1.54%
			$11,301		Cantel Medical Corp	44,217		1,552
					Cynosure Inc (a)	63,770		1,378
Chemicals - 1.13%					DexCom Inc (a)	47,060		1,352
Axiall Corp	25,880		1,007		Insulet Corp (a)	43,100		1,682
Landec Corp (a)	45,030		527		LDR Holding Corp (a)	12,410		257
OM Group Inc (a)	117,380		3,991		LipoScience Inc (a)	53,230		264
			$5,525		STAAR Surgical Co (a)	53,704		711
					Symmetry Medical Inc (a)	35,991		291
Commercial Services - 5.96%
ABM Industries Inc	129,240		3,555					$7,487

See accompanying notes.

Schedule of Investments
SmallCap Blend Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Healthcare - Services - 3.03%					Pharmaceuticals (continued)
Centene Corp (a)	54,200		$3,044		Medivation Inc (a)	11,870		$711
Envision Healthcare Holdings Inc (a)	124,190		3,608		Orexigen Therapeutics Inc (a)	147,300		719
Gentiva Health Services Inc (a)	48,700		557		Pharmacyclics Inc (a)	7,690		912
HealthSouth Corp	215,090		7,552		Vanda Pharmaceuticals Inc (a)	58,345		418
			$14,761					$10,057

Home Builders - 0.58%					Publicly Traded Investment Fund - 0.22%
KB Home	166,610		2,827		THL Credit Inc	67,440		1,096

Insurance - 4.05%					REITS - 4.98%
American Equity Investment Life Holding Co	358,861		7,479		American Assets Trust Inc	43,980		1,464
Argo Group International Holdings Ltd	38,800		1,629		CapLease Inc	149,930		1,275
CNO Financial Group Inc	310,790		4,842		CBL & Associates Properties Inc	119,490		2,367
Horace Mann Educators Corp	116,600		3,230		Extra Space Storage Inc	64,620		2,972
Validus Holdings Ltd	64,831		2,559		First Industrial Realty Trust Inc	355,020		6,415
			$19,739		RLJ Lodging Trust	257,730		6,510
					Starwood Property Trust Inc	125,830		3,233
Internet - 2.28%								$24,236
CDW Corp/DE	216,687		4,765
FireEye Inc (a)	19,560		740		Retail - 11.37%
IntraLinks Holdings Inc (a)	179,900		1,869		ANN Inc (a)	167,860		5,936
Overstock.com Inc (a)	68,240		1,599		Brown Shoe Co Inc	246,590		5,534
Stamps.com Inc (a)	26,080		1,185		Conn's Inc (a)	113,542		6,862
Travelzoo Inc (a)	43,560		938		Haverty Furniture Cos Inc	101,430		2,821
			$11,096		Kirkland's Inc (a)	75,175		1,334
					Office Depot Inc (a)	1,367,170		7,643
Machinery - Construction & Mining - 0.64%					Pacific Sunwear of California Inc (a)	326,322		878
Terex Corp (a)	88,690		3,100
					Penske Automotive Group Inc	54,955		2,177
					Red Robin Gourmet Burgers Inc (a)	60,030		4,573
Machinery - Diversified - 1.24%					Rite Aid Corp (a)	1,566,190		8,348
Albany International Corp	52,163		1,920		Stein Mart Inc	144,710		2,137
Wabtec Corp/DE	63,100		4,114		Susser Holdings Corp (a)	68,330		3,747
			$6,034		Wendy's Co/The	391,500		3,402
								$55,392
Media - 0.76%
Cumulus Media Inc (a)	616,295		3,685		Savings & Loans - 0.95%
					Oritani Financial Corp	118,215		1,918
					Provident Financial Services Inc	143,400		2,687
Metal Fabrication & Hardware - 2.06%								$4,605
Mueller Industries Inc	31,640		1,908
Mueller Water Products Inc - Class A	264,080		2,263		Semiconductors - 0.99%
Worthington Industries Inc	144,580		5,861		Entegris Inc (a)	464,030		4,803
			$10,032

Mining - 0.66%					Software - 7.35%
US Silica Holdings Inc	92,697		3,228		Acxiom Corp (a)	220,440		7,325
					Advent Software Inc	136,300		4,573
					Aspen Technology Inc (a)	196,180		7,500
Miscellaneous Manufacturing - 1.35%					Blackbaud Inc	74,090		2,667
Crane Co	103,350		6,563		CommVault Systems Inc (a)	70,660		5,517
					MedAssets Inc (a)	73,650		1,696
Oil & Gas - 4.33%					Rocket Fuel Inc (a)	17,372		887
Carrizo Oil & Gas Inc (a)	82,210		3,604		SYNNEX Corp (a)	83,990		5,148
EPL Oil & Gas Inc (a)	153,650		4,898		Veeva Systems Inc (a)	12,610		491
Kodiak Oil & Gas Corp (a)	452,430		5,868					$35,804
Penn Virginia Corp (a)	456,330		3,883
					Storage & Warehousing - 0.42%
Western Refining Inc	88,400		2,853		Mobile Mini Inc (a)	56,606		2,045
			$21,106

Oil & Gas Services - 1.19%					Telecommunications - 2.86%
Flotek Industries Inc (a)	114,185		2,441
					ARRIS Group Inc (a)	280,101		5,003
Hornbeck Offshore Services Inc (a)	61,070		3,376
					Plantronics Inc	102,040		4,381
			$5,817		RF Micro Devices Inc (a)	869,280		4,564
Pharmaceuticals - 2.06%								$13,948
Achillion Pharmaceuticals Inc (a)	55,432		139
Agios Pharmaceuticals Inc (a)	12,159		282		Textiles - 0.43%
Alkermes PLC (a)	18,080		636		G&K Services Inc	33,978		2,120
Aratana Therapeutics Inc (a)	104,248		2,081
Array BioPharma Inc (a)	354,750		1,781		Transportation - 0.92%
Clovis Oncology Inc (a)	13,140		672		Gulfmark Offshore Inc	89,770		4,469
KaloBios Pharmaceuticals Inc (a)	125,790		504
Keryx Biopharmaceuticals Inc (a)	116,180		1,202		TOTAL COMMON STOCKS			$474,246

See accompanying notes.

Schedule of Investments SmallCap Blend Fund October 31, 2013

	Maturity
REPURCHASE AGREEMENTS - 3.72%	Amount (000's)	Value(000	's)

Banks- 3.72%
Investment in Joint Trading Account; Barclays $	4,318	$4,318
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $4,404,204; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	3,238	3,238
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $3,303,153; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	7,196	7,196
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $7,340,339; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)
Investment in Joint Trading Account; Merrill	3,368	3,368
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $3,434,970; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
		$18,120
TOTAL REPURCHASE AGREEMENTS		$18,120
Total Investments		$492,366
Liabilities in Excess of Other Assets, Net - (1.08)%		$(5,272)
TOTAL NET ASSETS - 100.00%		$487,094

(a)	Non-Income Producing Security
(b)	Security is Illiquid
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $13 or 0.00% of net assets.

Portfolio Summary (unaudited)
Sector		Percent
Financial		23.38%
Consumer, Non-cyclical		18.00%
Industrial		15.02%
Consumer, Cyclical		14.94%
Technology		12.38%
Energy		6 .34%
Communications		5.90%
Utilities		3.33%
Basic Materials		1 .79%
Liabilities in Excess of Other Assets, Net		(1.08)%
TOTAL NET ASSETS		100.00%

Futures Contracts

						Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value		Appreciation/(Depreciation)
Russell 2000 Mini; December 2013	Long	87	$9,188		$9,551	$363
Total						$363

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2013

		Principal					Principal
BONDS	- 0.28%	Amount (000's)	Value	(000	's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value	(000	's)

	U.S. Municipals - 0.28%					California (continued)
	Oglala Sioux Tribe					City of Vernon CA Electric System Revenue
	5.00%, 10/01/2022(a)	$650		$610		5.13%, 08/01/2021	$1,000		$1,083
						County of Santa Clara CA
	TOTAL BONDS			$610		3.25%, 08/01/2035	965		761
		Principal				Foothill-Eastern Transportation Corridor
	MUNICIPAL BONDS - 101.79%	Amount (000's)	Value	(000	's)	Agency (credit support from NATL-RE)
						0.00%, 01/15/2018(c)	2,000		1,571
	Alabama - 2.18%					Golden State Tobacco Securitization Corp
	Auburn University					5.75%, 06/01/2047	2,500		1,917
	5.00%, 06/01/2038	$1,500		$1,550		Lancaster Redevelopment Agency
	Birmingham Airport Authority (credit support					6.50%, 08/01/2029	580		612
	from AGM)					Los Angeles Department of Water & Power
	5.25%, 07/01/2030	1,000		1,050		5.25%, 07/01/2038	1,000		1,062
	Courtland Industrial Development Board					Los Angeles Harbor Department
	5.20%, 06/01/2025	1,250		1,254		5.00%, 08/01/2031	1,240		1,321
	Phenix City Industrial Development Board					Los Angeles Unified School District/CA
	4.13%, 05/15/2035	100		76		5.00%, 07/01/2029	1,000		1,074
	Selma Industrial Development Board					Metropolitan Water District of Southern
	6.25%, 11/01/2033	700		747		California
				$4,677		5.00%, 07/01/2029	1,150		1,280
	Alaska - 1.38%					Morongo Band of Mission Indians/The
						6.50%, 03/01/2028(d)	500		538
	Borough of Matanuska-Susitna AK (credit
	support from ASSURED GTY)					Richmond Joint Powers Financing Authority
	5.50%, 09/01/2023	1,500		1,758		6.25%, 07/01/2024	1,000		1,126
	City of Anchorage AK Electric					Ripon Unified School District (credit support
	Revenue (credit support from NATL-RE)					from BAM)
	6.50%, 12/01/2013	1,235		1,241		0.00%, 08/01/2036(c)	735		182
				$2,999		Riverside Community Properties Development
						Inc
	Arizona - 2.77%					6.00%, 10/15/2038	1,150		1,224
	Arizona Department of Transportation State					San Diego Unified School District/CA
	Highway Fund Revenue					0.00%, 07/01/2032(c)	5,000		1,911
	5.00%, 07/01/2026	1,500		1,699		Southern California Public Power Authority
	Arizona State University (credit support from					5.25%, 07/01/2028	1,000		1,092
	AMBAC)					Tustin Unified School District
	5.25%, 09/01/2024	1,090		1,135		3.00%, 08/01/2031	1,120		889
	City of Phoenix Civic Improvement Corp					University of California
	5.00%, 07/01/2034	1,000		1,064		5.50%, 05/15/2027	1,375		1,514
	Industrial Development Authority of the					5.75%, 05/15/2025	1,380		1,642
	County of Pima/The					West Contra Costa Unified School District
	6.25%, 06/01/2026	160		151		5.25%, 08/01/2033	1,000		1,051
	6.55%, 12/01/2037	300		300					$43,497
	Maricopa County Pollution Control Corp
	6.00%, 05/01/2029	500		513		Colorado - 1.07%
	Navajo County Pollution Control Corp					Platte River Power Authority
	5.75%, 06/01/2034	1,000		1,109		5.00%, 06/01/2026	1,135		1,309
				$5,971		Regional Transportation District
						6.00%, 01/15/2041	450		461
	California - 20.13%					6.50%, 01/15/2030	500		543
	Alum Rock Union Elementary School District								$2,313
	5.25%, 08/01/2043	1,000		1,038
	Bay Area Toll Authority					Connecticut - 0.56%
	5.00%, 04/01/2034	2,500		2,635		State of Connecticut (credit support from
	Berkeley Unified School District/CA					ACA)
	3.00%, 08/01/2029	1,520		1,262		6.60%, 07/01/2024	1,200		1,203
	California Educational Facilities Authority
	5.00%, 01/01/2038(b)	1,621		1,683		District of Columbia - 3.48%
	5.00%, 10/01/2038(b)	2,700		2,838		District of Columbia
	5.00%, 01/01/2039(b)	8,154		8,515		5.00%, 12/01/2023	1,785		2,065
	California Statewide Communities					5.00%, 12/01/2024	715		822
	Development Authority					5.00%, 10/01/2045	900		776
	6.25%, 11/15/2019	500		557		6.38%, 10/01/2034	1,000		1,078
	6.63%, 11/15/2024	500		553		District of Columbia Water & Sewer
	California Statewide Communities					Authority (credit support from AGM)
	Development Authority (credit support from					5.50%, 10/01/2017	500		589
	FHA INS)					District of Columbia Water & Sewer
	6.63%, 08/01/2029	890		1,035		Authority (credit support from AGM-CR
	City of Los Angeles Department of Airports					NATL-RE-FGIC)
	5.00%, 05/15/2035	1,500		1,531		5.50%, 10/01/2041	2,000		2,179
									$7,509

See accompanying notes.

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2013

		Principal						Principal
	MUNICIPAL BONDS (continued)	Amount (000's)	Value	(000	's)		MUNICIPAL BONDS (continued)	Amount (000's)	Value	(000	's)

	Florida - 3.30%						Illinois (continued)
	County of Miami-Dade FL Aviation						Village of Bartlett IL
	Revenue (credit support from ASSURED						5.60%, 01/01/2023	$300		$280
	GTY)						Village of Bolingbrook IL
	5.25%, 10/01/2033	$2,000		$2,093			6.25%, 01/01/2024(e)	500		400
	Escambia County Health Facilities						Village of Gilberts IL
	Authority (credit support from AMBAC)						0.00%, 03/01/2016(c)	500		172
	5.95%, 07/01/2020	65		69			Village of Pingree Grove IL Special Service
	Florida HomeLoan Corp (credit support from						Area No 7
	AMBAC FHA 542 (C))						6.00%, 03/01/2036	89		84
	6.50%, 07/01/2036	900		906						$23,393
	Greater Orlando Aviation Authority
	5.00%, 11/15/2036	1,000		819			Indiana - 1.91%
	Miami-Dade County Educational Facilities						City of Rockport IN
	Authority (credit support from BHAC-CR)						7.00%, 06/01/2028	1,000		771
	5.50%, 04/01/2038	1,000		1,064			Indiana Finance Authority
	Miami-Dade County School Board Foundation						5.38%, 11/01/2032	1,000		1,067
	Inc (credit support from ASSURED GTY)						5.75%, 08/01/2042	1,500		1,185
	5.25%, 05/01/2028	2,000		2,183			Indiana Municipal Power Agency
				$7,134			6.00%, 01/01/2039	1,000		1,111
										$4,134
	Georgia - 0.54%
	City of Atlanta GA Water & Wastewater					Iowa	- 2.91%
	Revenue						City of Altoona IA (credit support from CITY
	6.00%, 11/01/2027	1,000		1,159			APPROP)
							5.75%, 06/01/2031	1,200		1,232
							Iowa Finance Authority
Idaho	- 1.53%						4.75%, 08/01/2042	1,390		1,173
	Idaho Health Facilities Authority						5.00%, 12/01/2019	4,000		3,878
	6.65%, 02/15/2021	2,000		2,630						$6,283
	Idaho Housing & Finance Association
	5.85%, 07/01/2036	665		670			Kansas - 0.87%
				$3,300			County of Sedgwick KS/County of Shawnee
							KS (credit support from GNMA/FNMA)
	Illinois - 10.84%						5.65%, 06/01/2037	725		779
	City of Chicago IL						Kansas Development Finance Authority
	7.13%, 03/15/2022	500		500			5.50%, 11/15/2029	1,000		1,092
	7.46%, 02/15/2026	250		187						$1,871
	City of Chicago IL (credit support from
	ASSURED GTY)						Kentucky - 2.74%
	5.25%, 01/01/2025	2,000		2,041			Kentucky Economic Development Finance
	City of Chicago IL O'Hare International						Authority
	Airport Revenue (credit support from AGM)						5.38%, 08/15/2024	1,000		1,106
	5.75%, 01/01/2020	1,000		1,009			5.63%, 08/15/2027	1,000		1,078
	City of Chicago IL Wastewater Transmission						Kentucky Economic Development Finance
	Revenue (credit support from BHAC)						Authority (credit support from ASSURED
	5.50%, 01/01/2038	1,000		1,083			GTY)
	City of United City of Yorkville IL						6.00%, 12/01/2033	1,000		1,002
	5.75%, 03/01/2028	500		466			Kentucky State Property & Building
	6.00%, 03/01/2036	300		255			Commission (credit support from ASSURED
	Huntley Special Service Area No 10/IL (credit						GTY)
	support from ASSURED GTY)						5.25%, 02/01/2025	1,000		1,138
	5.10%, 03/01/2029	1,000		1,019			Paducah Electric Plant Board (credit support
	Illinois Finance Authority						from ASSURED GTY)
	5.38%, 08/15/2024	500		564			5.25%, 10/01/2035	1,500		1,595
	5.50%, 08/01/2037	1,000		1,032						$5,919
	5.75%, 08/15/2030	1,000		1,106			Louisiana - 2.84%
	5.75%, 11/15/2037	1,500		1,553			Lafayette Public Trust Financing
	6.00%, 05/15/2025	500		465			Authority (credit support from AGM)
	6.00%, 03/01/2038	1,515		1,606			5.25%, 10/01/2030	1,000		1,061
	6.25%, 11/15/2035	1,000		1,069			Louisiana Local Government Environmental
	6.50%, 11/01/2038	1,000		1,128			Facilities & Community Development
	7.00%, 02/15/2018	475		543			Authority
	7.25%, 11/01/2038	1,000		1,174			3.75%, 12/01/2026	1,550		1,474
	Illinois State Toll Highway Authority						Louisiana Public Facilities Authority (credit
	5.25%, 01/01/2030	1,000		1,058			support from FNMA)
	Metropolitan Pier & Exposition						0.00%, 12/01/2019(c)	1,500		1,331
	Authority (credit support from AGM)						New Orleans Aviation Board (credit support
	5.50%, 06/15/2050	1,000		1,020			from ASSURED GTY)
	State of Illinois						6.00%, 01/01/2023	1,000		1,142
	5.50%, 07/01/2027	3,410		3,579

See accompanying notes.

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2013

	Principal						Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value	(000	's)		MUNICIPAL BONDS (continued)	Amount (000's)	Value	(000	's)

Louisiana (continued)						New Hampshire - 0.48%
Port New Orleans Board of Commissioners						City of Manchester NH General Airport
5.00%, 04/01/2031	$750		$741			Revenue (credit support from AGM)
5.00%, 04/01/2033	400		389			5.13%, 01/01/2030	$1,000		$1,042
			$6,138

Maryland - 0.89%						New Jersey - 1.46%
Maryland Economic Development Corp						New Jersey Economic Development
5.75%, 06/01/2035	545		552			Authority
Maryland Health & Higher Educational						5.00%, 09/01/2034	1,000		1,046
Facilities Authority						5.75%, 04/01/2031	1,000		984
4.00%, 08/15/2038	975		814			5.75%, 06/01/2031	550		587
6.00%, 07/01/2041	500		541			New Jersey Housing & Mortgage Finance
			$1,907			Agency
						6.38%, 10/01/2028	515		540
Massachusetts - 5.11%									$3,157
Massachusetts Bay Transportation Authority
5.25%, 07/01/2028	2,000		2,358			New York - 6.09%
Massachusetts Development Finance Agency						Brooklyn Arena Local Development Corp
5.75%, 12/01/2042	1,000		1,227			6.38%, 07/15/2043	200		212
6.38%, 07/01/2029	500		500			Hudson Yards Infrastructure Corp
Massachusetts Educational Financing						5.75%, 02/15/2047	2,500		2,648
Authority						Metropolitan Transportation Authority
4.90%, 07/01/2028	5,000		4,788			5.25%, 11/15/2030	1,500		1,640
Massachusetts Health & Educational Facilities						New York City Industrial Development
Authority (credit support from GO OF UNIV)						Agency (credit support from ASSURED
5.00%, 07/01/2038	1,000		1,060			GTY)
Massachusetts State College Building						6.13%, 01/01/2029	1,000		1,095
Authority						New York City Transitional Finance Authority
5.50%, 05/01/2039	1,000		1,101			Building Aid Revenue (credit support from ST
			$11,034			AID WITHHLDG)
						5.25%, 01/15/2039	2,000		2,193
Michigan - 1.85%						New York Liberty Development Corp
City of Detroit MI Sewage Disposal System						5.00%, 11/15/2031	1,000		1,034
Revenue (credit support from AGM)						5.00%, 09/15/2040	1,000		1,044
7.00%, 07/01/2027	1,500		1,584			New York State Dormitory Authority
Kent Hospital Finance Authority						3.75%, 09/01/2032	550		451
5.50%, 01/15/2047	500		529			New York State Dormitory Authority (credit
Lansing Board of Water & Light						support from ASSURED GTY ST AID
5.00%, 07/01/2037	850		883			WITHHLDG)
Michigan Finance Authority						5.00%, 10/01/2023	2,000		2,235
4.38%, 08/20/2014	1,000		1,006			Tompkins County Development Corp
			$4,002			5.00%, 07/01/2032	605		588
Minnesota - 0.80%									$13,140
City of Minneapolis MN						North Carolina - 0.51%
6.75%, 11/15/2032	500		577			City of Raleigh NC Combined Enterprise
City of Minneapolis MN (credit support from						System Revenue
ASSURED GTY)						5.00%, 03/01/2031	1,000		1,094
6.50%, 11/15/2038	1,000		1,146
			$1,723
					Ohio	- 2.69%
Missouri - 0.55%						County of Montgomery OH
Cape Girardeau County Industrial						6.25%, 11/15/2033	1,310		1,392
Development Authority						Ohio Air Quality Development Authority
5.50%, 06/01/2034	1,000		1,031			5.63%, 06/01/2018	1,000		1,095
5.63%, 06/01/2027	160		160			6.75%, 06/01/2024	2,000		1,607
			$1,191			Ohio Higher Educational Facility
Nebraska - 1.50%						Commission
Municipal Energy Agency of Nebraska (credit						6.75%, 01/15/2039	1,000		1,079
support from BHAC)						Ohio Housing Finance Agency (credit support
5.13%, 04/01/2029	1,000		1,085			from GNMA/FNMA/FHLMC COLL)
Omaha Public Power District						5.20%, 09/01/2029	630		654
5.50%, 02/01/2039	1,000		1,093						$5,827
University of Nebraska						Oklahoma - 0.00%
5.25%, 07/01/2039	1,000		1,051			Oklahoma Housing Finance Agency (credit
			$3,229			support from GNMA COLL)
Nevada - 0.47%						8.00%, 08/01/2018	10		10
County of Clark NV
5.13%, 07/01/2034	1,000		1,025

See accompanying notes.

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2013

		Principal						Principal
	MUNICIPAL BONDS (continued)	Amount (000's)	Value	(000	's)		MUNICIPAL BONDS (continued)	Amount (000's)	Value	(000	's)

	Oregon - 0.28%					Utah	- 0.44%
	Willamalane Park & Recreation District						Utah Housing Corp
	3.00%, 01/01/2030	$700		$604			5.75%, 07/01/2036	$940		$961

	Pennsylvania - 1.76%						Virgin Islands - 0.32%
	Allegheny County Industrial Development						Virgin Islands Public Finance Authority
	Authority						5.00%, 10/01/2025	650		683
	6.00%, 07/15/2038	1,000		846
	City of Scranton PA
	7.25%, 09/01/2023	600		543			Virginia - 2.25%
	8.50%, 09/01/2022	700		673			Fairfax County Industrial Development
							Authority
	Pennsylvania Economic Development						5.00%, 05/15/2035(b)	700		720
	Financing Authority						Shops at White Oak Village Community
	6.00%, 06/01/2031	500		493
	Pennsylvania Turnpike Commission						Development Authority/The
	0.00%, 12/01/2028(c),(e)	800		771			5.30%, 03/01/2017	300		318
	0.00%, 12/01/2034(c),(e)	500		470			Virginia Small Business Financing Authority
							5.50%, 01/01/2042	3,005		2,988
				$3,796			Washington County Industrial Development
	Puerto Rico - 2.08%						Authority/VA
	Puerto Rico Electric Power Authority						7.50%, 07/01/2029	750		852
	6.75%, 07/01/2036	1,000		852						$4,878
	Puerto Rico Sales Tax Financing Corp
	6.38%, 08/01/2039	2,470		2,240			Washington - 3.54%
	6.50%, 08/01/2044	1,530		1,403			FYI Properties
							5.50%, 06/01/2039	1,000		1,057
				$4,495			State of Washington
	South Carolina - 0.49%						6.40%, 06/01/2017	3,000		3,340
	South Carolina Jobs-Economic Development						Washington Health Care Facilities Authority
	Authority (credit support from ASSURED						7.38%, 03/01/2038	1,000		1,190
	GTY)						Washington Health Care Facilities
	5.38%, 02/01/2029	1,000		1,068			Authority (credit support from AGM)
							5.50%, 08/15/2038	1,000		1,026
							Washington Higher Education Facilities
	Tennessee - 0.39%						Authority
	Chattanooga Health Educational & Housing						5.63%, 10/01/2040	1,000		1,020
	Facility Board									$7,633
	5.50%, 10/01/2020	340		344
	Shelby County Health Educational & Housing						West Virginia - 0.72%
	Facilities Board						County of Ohio WV
	5.63%, 09/01/2026	500		501			5.85%, 06/01/2034	250		253
				$845			West Virginia Hospital Finance Authority
							5.50%, 06/01/2034	1,250		1,301
Texas	- 4.32%									$1,554
	Capital Area Cultural Education Facilities
	Finance Corp						Wisconsin - 3.75%
	6.13%, 04/01/2045	1,000		1,059			City of Superior WI (credit support from GO
	Dallas County Flood Control District No 1						OF CORP)
	6.75%, 04/01/2016	130		130			5.38%, 11/01/2021	750		794
	Harris County Industrial Development Corp						County of Milwaukee WI Airport
	5.00%, 02/01/2023	400		431			Revenue (credit support from AGM)
	North Texas Health Facilities Development						5.25%, 12/01/2025	4,000		4,349
	Corp (credit support from AGM)						Public Finance Authority
	5.00%, 09/01/2024	1,000		1,082			6.00%, 07/15/2042	500		481
	North Texas Tollway Authority						State of Wisconsin (credit support from ST
	5.63%, 01/01/2033	1,000		1,064			APPROP)
	5.75%, 01/01/2033	1,000		1,063			5.38%, 05/01/2025	1,000		1,171
	Sea Breeze Public Facility Corp						Wisconsin Health & Educational Facilities
	6.50%, 01/01/2046	100		90			Authority
	Tarrant County Cultural Education Facilities						6.38%, 02/15/2029	500		547
	Finance Corp (credit support from ASSURED						6.63%, 02/15/2039	$720		$781
	GTY)									$8,123
	6.25%, 07/01/2028	1,000		1,117			TOTAL MUNICIPAL BONDS			$219,858
	Texas A&M University						Total Investments			$220,468
	5.00%, 05/15/2027	1,000		1,122
	Texas Private Activity Bond Surface
	Transportation Corp
	7.00%, 12/31/2038	1,000		1,077
	Texas Transportation Commission
	5.00%, 04/01/2020	1,000		1,102
				$9,337

See accompanying notes.

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2013

Liability for Floating Rate Notes Issued in Conjunction with
Securities Held - (4.06)%
Notes with an interest rate of 0.09% at October $ (8,780)	$(8,780)
31, 2013 and contractual maturity of collateral
from 2017-2020.(f)
Total Net Investments	$211,688
Other Assets in Excess of Liabilities, Net - 1.99%	$4,307
TOTAL NET ASSETS - 100.00%	$215,995

(a)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $610 or 0.28% of net assets.
(b)	Security or portion of underlying security related to Inverse Floaters entered into by the Fund. See Notes to Financial Statements for additional information.
(c)	Non-Income Producing Security
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $538 or 0.25% of net assets.
(e)	Variable Rate. Rate shown is in effect at October 31, 2013.
(f)	Floating rate securities. The interest rate(s) shown reflect the rates in effect at October 31, 2013

Portfolio Summary (unaudited)

Sector	Percent
Revenue Bonds	61.78%
Insured	26.09%
General Obligation Unlimited	7.80%
Prerefunded	3 .73%
Special Assessment	0.61%
Tax Allocation	0 .53%
Revenue Notes	0 .47%
Special Tax	0 .46%
Certificate Participation	0.32%
Government	0 .28%
Liability For Floating Rate Notes Issued	(4.06)%
Other Assets in Excess of Liabilities, Net	1 .99%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Glossary to the Schedules of Investments
October 31, 2013

Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
TRY	Turkish Lira
USD/$	United States Dollar
ZAR	South African Rand

See accompanying notes.

			FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends		Total
	Value,	Investment	and Unrealized	Total From	from Net	Tax Return	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on	Investment	Investment	of Capital	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Distribution	Distributions	of Period	Total Return(b)
BOND & MORTGAGE SECURITIES FUND
Class A shares
2013	$11 .09	$0 .24	($0 .30)	($0 .06)	($0 .23)	$–	($0 .23)	$10.80	(0 .52)%
2012	10.63	0.29	0 .49	0 .78	( 0 .32)	–	( 0 .32)	11 .09	7.49
2011	10.57	0.37	0 .08	0 .45	( 0 .38)	(0.01)	(0.39)	10 .63	4.33
2010	9.69	0.41	0 .81	1 .22	( 0 .34)	–	(0.34)	10 .57	12.83
2009	8.52	0.44	1 .11	1 .55	( 0 .38)	–	(0.38)	9 .69	18.80
Class B shares
2013	11.12	0.17	( 0 .30)	( 0 .13)	( 0 .16)	–	(0.16)	10 .83	(1.18)
2012	10.65	0.22	0 .50	0 .72	( 0 .25)	–	( 0 .25)	11 .12	6.87
2011	10.60	0.30	0 .07	0 .37	( 0 .31)	(0.01)	(0.32)	10 .65	3.54
2010	9.70	0.35	0 .82	1 .17	( 0 .27)	–	(0.27)	10 .60	12.29
2009	8.52	0.39	1 .11	1 .50	( 0 .32)	–	(0.32)	9 .70	18.15
Class C shares
2013	11.09	0.15	( 0 .30)	( 0 .15)	( 0 .14)	–	(0.14)	10 .80	(1.33)
2012	10.63	0.20	0 .50	0 .70	( 0 .24)	–	( 0 .24)	11 .09	6.63
2011	10.57	0.28	0 .08	0 .36	( 0 .29)	(0.01)	(0.30)	10 .63	3.49
2010	9.69	0.33	0 .81	1 .14	( 0 .26)	–	(0.26)	10 .57	11.93
2009	8.51	0.37	1 .11	1 .48	( 0 .30)	–	(0.30)	9 .69	17.99
CALIFORNIA MUNICIPAL FUND
Class A shares
2013	10.45	0.43	( 0 .69)	( 0 .26)	( 0 .44)	–	(0.44)	9 .75	(2.57)
2012	9.71	0.43	0 .73	1 .16	( 0 .42)	–	(0.42)	10 .45	12.18
2011	10.00	0.46	( 0 .28)	0 .18	( 0 .47)	–	(0.47)	9 .71	2.03
2010	9.57	0.48	0 .42	0 .90	( 0 .47)	–	( 0 .47)	10 .00	9.59
2009	8.79	0.47	0 .77	1 .24	( 0 .46)	–	(0.46)	9 .57	14.66
Class B shares
2013	10.45	0.33	( 0 .70)	( 0 .37)	( 0 .33)	–	(0.33)	9 .75	(3.58)
2012	9.71	0.33	0 .73	1 .06	( 0 .32)	–	(0.32)	10 .45	11.01
2011	10.00	0.37	( 0 .29)	0 .08	( 0 .37)	–	(0.37)	9 .71	1.00
2010	9.57	0.40	0 .41	0 .81	( 0 .38)	–	( 0 .38)	10 .00	8.66
2009	8.79	0.40	0 .77	1 .17	( 0 .39)	–	(0.39)	9 .57	13.76
Class C shares
2013	10.47	0.33	( 0 .70)	( 0 .37)	( 0 .33)	–	(0.33)	9 .77	(3.57)
2012	9.73	0.34	0 .73	1 .07	( 0 .33)	–	(0.33)	10 .47	11.12
2011	10.01	0.37	( 0 .27)	0 .10	( 0 .38)	–	(0.38)	9 .73	1.15
2010	9.58	0.39	0 .42	0 .81	( 0 .38)	–	( 0 .38)	10 .01	8.59
2009	8.79	0.38	0 .78	1 .16	( 0 .37)	–	(0.37)	9 .58	13.62

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

			Ratio of Expenses
	Ratio of		to Average Net				Ratio of Net
Net Assets, End of	Expenses to		Assets (Excluding		Ratio of Gross		Investment Income
Period (in	Average Net		Interest Expense		Expenses to		to Average Net	Portfolio
thousands)	Assets		and Fees)		Average Net Assets		Assets	Turnover Rate

$106,666	0 .94	%(c)	N/A		–%		2 .16%	205.6%
127,605	0.94	(c)	N/A		–		2 .65	218.6
130,506	0.94	(c)	N/A		–		3 .50	265.5
134,686	0.94	(c)	N/A		–		4 .12	357.4
126,500	0.94	(c)	N/A		–		5 .10	365.1

1,624	1 .60	(c)			–		1 .50	205.6
3,741	1.60	(c)	N/A		–		2 .04	218.6
6,636	1.60	(c)	N/A		–		2 .86	265.5
10,488	1.60	(c)	N/A		–		3 .47	357.4
12,952	1.60	(c)	N/A		–		4 .47	365.1

6,967	1 .75	(c)			–		1 .35	205.6
8,861	1.75	(c)	N/A		–		1 .82	218.6
7,106	1.75	(c)	N/A		–		2 .68	265.5
5,976	1.75	(c)	N/A		–		3 .30	357.4
3,944	1.75	(c)	N/A		–		4 .22	365.1

163,521	0.81		0.77	% (d)	–		4 .25	20.4
212,099	0.81		0.77	(d)	–		4 .26	21.9
202,248	0.86		0.81	(d)	–		4 .91	45.4
255,698	0.88		0.81	(d)	0.88	(e)	4 .90	32.0
266,967	0.91		0.83	(d)	0.91	(e)	5 .29	57.3

882	1.86		1.82	(d)	3.81	(f)	3 .19	20.4
1,718	1.86		1.82	(d)	2.40	(f)	3 .23	21.9
2,673	1.90		1.85	(d)	1.94	(f)	3 .97	45.4
13,589	1.74		1.67	(d)	1.74	(e)	4 .08	32.0
39,715	1.70		1.63	(d)	1.70	(e)	4 .54	57.3

8,301	1.84		1.80	(d)	–		3 .23	20.4
10,486	1.74		1.70	(d)	–		3 .33	21.9
9,786	1.82		1.77	(d)	–		3 .95	45.4
13,572	1.79		1.72	(d)	1.79	(e)	3 .98	32.0
12,335	1.88		1.81	(d)	1.88	(e)	4 .28	57.3

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements.
(e)	Excludes expense reimbursement from Manager and/or custodian.
(f)	Excludes expense reimbursement from Manager.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)
DIVERSIFIED INTERNATIONAL FUND
Class A shares
2013		$9.88	$0.14	$1.93	$2.07	($0 .16)	($0 .16)	$11.79	21.15%	$263,419
2012		9.41	0.16	0 .41	0 .57	( 0 .10)	( 0 .10)	9.88	6.13	235,602
2011		9.80	0.15	(0.45)	( 0 .30)	( 0 .09)	( 0 .09)	9.41	(3.17)	247,806
2010		8.67	0.07	1 .17	1 .24	( 0 .11)	( 0 .11)	9.80	14.37	273,385
2009		7.43	0.09	1 .30	1 .39	( 0 .15)	( 0 .15)	8.67	19.13	273,110
Class B shares
2013		9.84	0.02	1 .93	1 .95	( 0 .01)	( 0 .01)	11.78	19.88	5,176
2012		9.36	0.06	0 .42	0 .48	–	–	9.84	5.13	6,827
2011		9.78	0.03	(0.45)	( 0 .42)	–	–	9.36	(4.29)	11,444
2010		8.66	(0.03)	1 .15	1 .12	–	–	9.78	12.98	18,477
2009		7.37	0.01	1 .30	1 .31	( 0 .02)	( 0 .02)	8.66	17.84	23,810
Class C shares
2013		9.86	0.07	1 .93	2 .00	( 0 .09)	( 0 .09)	11.77	20.47	12,440
2012		9.38	0.10	0 .41	0 .51	( 0 .03)	( 0 .03)	9.86	5.47	9,787
2011		9.78	0.08	(0.45)	( 0 .37)	( 0 .03)	( 0 .03)	9.38	(3.78)	10,546
2010		8.67	0.03	1 .15	1 .18	( 0 .07)	( 0 .07)	9.78	13.61	11,618
2009		7.39	0.06	1 .29	1 .35	( 0 .07)	( 0 .07)	8.67	18.50	11,339
Class P shares
2013		9.85	0.19	1 .90	2 .09	( 0 .20)	( 0 .20)	11.74	21.55	1,656
2012		9.38	0.20	0 .41	0 .61	( 0 .14)	( 0 .14)	9.85	6.67	862
2011		9.80	0.14	(0.42)	( 0 .28)	( 0 .14)	( 0 .14)	9.38	(2.93)	713
2010	(e)	9.35	0.01	0.44	0.45	–	–	9.80	4.81 (f)	10

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

Ratio of		Ratio of Net
Expenses to		Investment Income
Average Net		to Average Net	Portfolio
Assets		Assets	Turnover Rate

1.40%		1.34%	76.9%
1.49		1.67	74.2
1 .44		1 .48	75 .7	(c)
1.53		0.84	105.9
1.58		1.26	115.6

2.47	(d)	0.23	76.9
2.47	(d)	0.66	74.2
2 .56	(d)	0 .34	75 .7	(c)
2.68		(0.32)	105.9
2.69		0.17	115.6

2.08	(d)	0.64	76.9
2.08	(d)	1.08	74.2
2 .08	(d)	0 .83	75 .7	(c)
2.08	(d)	0.29	105.9
2.08	(d)	0.76	115.6

1.04	(d)	1.73	76.9
1.06	(d)	2.15	74.2
1 .07	(d)	1 .49	75 .7	(c)
1 .08 (d)	,(g)	0.84 (g)	105.9	(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Portfolio turnover rate excludes approximately $86,522,000 of sales from portfolio realignment from the acquisition of International Growth Fund.
(d)	Reflects Manager's contractual expense limit.
(e)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)
EQUITY INCOME FUND
Class A shares
2013		$19.47	$0 .55	$3.65	$4.20	($0 .53)	($0 .53)	$23 .14	21 .87%	$916,224
2012		17.57	0.50	1 .87	2.37	( 0 .47)	( 0 .47)	19.47	13.64	709,464
2011		16.91	0.49	0 .63	1.12	( 0 .46)	( 0 .46)	17.57	6.69	607,610
2010		14.38	0.43	2 .48	2.91	( 0 .38)	( 0 .38)	16.91	20.49	622,414
2009		13.81	0.39	0 .59	0.98	( 0 .41)	( 0 .41)	14.38	7.45	594,176
Class B shares
2013		19.30	0.37	3 .61	3.98	( 0 .32)	( 0 .32)	22.96	20.84	52,110
2012		17.42	0.33	1 .85	2.18	( 0 .30)	( 0 .30)	19.30	12.58	68,755
2011		16.76	0.34	0 .62	0.96	( 0 .30)	( 0 .30)	17.42	5.76	88,409
2010		14.25	0.28	2 .46	2.74	( 0 .23)	( 0 .23)	16.76	19.33	117,395
2009		13.68	0.27	0 .58	0.85	( 0 .28)	( 0 .28)	14.25	6.48	139,115
Class C shares
2013		19.07	0.38	3 .58	3.96	( 0 .38)	( 0 .38)	22.65	21.01	160,568
2012		17.22	0.35	1 .84	2.19	( 0 .34)	( 0 .34)	19.07	12.83	112,082
2011		16.59	0.36	0 .61	0.97	( 0 .34)	( 0 .34)	17.22	5.87	100,409
2010		14.11	0.31	2 .43	2.74	( 0 .26)	( 0 .26)	16.59	19.61	101,915
2009		13.55	0.29	0 .58	0.87	( 0 .31)	( 0 .31)	14.11	6.68	106,430
Class P shares
2013		19.47	0.61	3 .66	4.27	( 0 .59)	( 0 .59)	23.15	22.27	82,839
2012		17.57	0.54	1 .88	2.42	( 0 .52)	( 0 .52)	19.47	13.91	50,045
2011		16.93	0.51	0 .66	1.17	( 0 .53)	( 0 .53)	17.57	6.95	32,417
2010	(d)	16.45	0.05	0 .54	0.59	( 0 .11)	( 0 .11)	16.93	3.59 (e)	10

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

Ratio of		Ratio of Net
Expenses to		Investment Income
Average Net		to Average Net		Portfolio
Assets		Assets		Turnover Rate

0.93%		2.57%		16.4%
0.96		2.66		23.5
0.95		2.79		16.6
1.00		2.73		22.1
1.00		3.02		35.3

1 .82	(c)	1.75		16.4
1 .87	(c)	1.79		23.5
1 .82	(c)	1.93		16.6
1.94		1.79		22.1
1.95		2.09		35.3

1.66		1.83		16.4
1.70		1.93		23.5
1.67		2.07		16.6
1.73		2.00		22.1
1.77		2.27		35.3

0 .63	(c)	2.83		16.4
0 .70	(c)	2.89		23.5
0 .70	(c)	2.92		16.6
0 .72 (c)	,(f)	2 .97	(f)	22.1	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period		Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)
GLOBAL DIVERSIFIED INCOME FUND
Class A shares
2013		$14.14	$0 .67	$0.20	$0.87	($0 .66)	($0 .12)	($0 .78)	$14.23	6 .40%
2012		12.98	0.76	1 .16	1 .92	( 0 .72)	( 0 .04)	(0.76)	14 .14	15.25
2011		13.35	0.79	( 0 .35)	0 .44	( 0 .70)	( 0 .11)	(0.81)	12 .98	3 .25
2010		12.72	0.73	1 .71	2 .44	( 0 .76)	( 1 .05)	(1.81)	13 .35	21.38
2009	(e)	10.00	0.65	2.72	3.37	(0.65)	–	(0.65)	12 .72	35.00	(f)
Class C shares
2013		14.08	0.55	0 .22	0 .77	( 0 .56)	( 0 .12)	(0.68)	14 .17	5 .65
2012		12.93	0.66	1 .15	1 .81	( 0 .62)	( 0 .04)	(0.66)	14 .08	14.39
2011		13.30	0.69	( 0 .35)	0 .34	( 0 .60)	( 0 .11)	(0.71)	12 .93	2 .55
2010		12.68	0.63	1 .71	2 .34	( 0 .67)	( 1 .05)	(1.72)	13 .30	20.44
2009	(e)	10.00	0.57	2.71	3.28	(0.60)	–	(0.60)	12 .68	33.99	(f)
Class P shares
2013		14.09	0.69	0 .21	0 .90	( 0 .70)	( 0 .12)	(0.82)	14 .17	6 .63
2012		12.93	0.79	1 .16	1 .95	( 0 .75)	( 0 .04)	(0.79)	14 .09	15.59
2011		13.31	0.83	( 0 .36)	0 .47	( 0 .74)	( 0 .11)	(0.85)	12 .93	3 .51
2010	(h)	13.01	0.08	0 .34	0 .42	( 0 .12)	–	( 0 .12)	13 .31	3 .21	(f)
GLOBAL REAL ESTATE SECURITIES FUND
Class A shares
2013		7.83	0.11	0 .94	1 .05	( 0 .43)	( 0 .15)	(0.58)	8 .30	13.94
2012		6.72	0.10	1 .16	1 .26	( 0 .15)	–	(0.15)	7 .83	19.08
2011		6.83	0.08	( 0 .06)	0 .02	( 0 .09)	( 0 .04)	(0.13)	6 .72	0 .28
2010		5.66	0.10	1 .35	1 .45	( 0 .28)	–	(0.28)	6 .83	26.27
2009		5.04	0.11	0 .77	0 .88	( 0 .26)	–	(0.26)	5 .66	18.84
Class C shares
2013		7.67	0.04	0 .93	0 .97	( 0 .37)	( 0 .15)	(0.52)	8 .12	13.19
2012		6.59	0.05	1 .14	1 .19	( 0 .11)	–	(0.11)	7 .67	18.27
2011		6.71	0.03	( 0 .06)	( 0 .03)	( 0 .05)	( 0 .04)	(0.09)	6 .59	(0 .52)
2010		5.58	0.06	1 .31	1 .37	( 0 .24)	–	(0.24)	6 .71	25.19
2009		4.99	0.08	0 .75	0 .83	( 0 .24)	–	(0.24)	5 .58	18.05
Class P shares
2013		8.24	0.14	1 .00	1 .14	( 0 .45)	( 0 .15)	(0.60)	8 .78	14.36
2012		7.07	0.14	1 .20	1 .34	( 0 .17)	–	(0.17)	8 .24	19.37
2011	(i)	7.35	0.11	(0.28)	(0.17)	(0.11)	–	(0.11)	7 .07	(2 .25	) (f)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

Ratio of Expenses to
Average Net Assets
(Excluding
	Ratio of		Dividends and	Ratio of Net
	Expenses to		Interest Expense on	Investment Income
Net Assets, End of	Average Net		Short Sales and	to Average Net		Portfolio
Period (in thousands)	Assets		Short Sale Fees)	Assets		Turnover Rate

$2,658,057	1.15%		1.10%(c)	4.71%		79.0%
2,019,170	1.13	(d)	N/A	5 .64		50.8
996,753	1.16	(d)	N/A	5 .94		47.6
630,204	1.16	(d)	N/A	5 .76		75.5
8,591	1 .25 (d)	,(g)	N/A	6 .07	(g)	182.5	(g)

2,372,549	1.91		1.86 (c)	3 .94		79.0
1,535,844	1.89	(d)	N/A	4 .87		50.8
727,143	1.90	(d)	N/A	5 .22		47.6
296,132	1.92	(d)	N/A	4 .98		75.5
999	2 .00 (d)	,(g)	N/A	5 .48	(g)	182.5	(g)

2,285,742	0.89		0.84 (c)	4 .93		79.0
1,125,168	0.90	(d)	N/A	5 .84		50.8
420,384	0.83	(d)	N/A	6 .38		47.6
1,001	0 .99 (d)	,(g)	N/A	7 .01	(g)	75.5	(g)

70,426	1.37	(d)	N/A	1.40		52.4
20,896	1.45	(d)	N/A	1.46		87.9
13,483	1.45	(d)	N/A	1 .18		78.8
16,738	1.45	(d)	N/A	1.61		194.8
5,635	1.45	(d)	N/A	2.42		131.1

24,808	2.20	(d)	N/A	0.53		52.4
5,021	2.20	(d)	N/A	0.70		87.9
2,887	2.20	(d)	N/A	0 .45		78.8
1,453	2.20	(d)	N/A	0.95		194.8
1,420	2.20	(d)	N/A	1.76		131.1

51,000	1.08	(d)	N/A	1.61		52.4
6,970	1.09	(d)	N/A	1.78		87.9
3,378	1 .10 (d)	,(g)	N/A	1.80	(g)	78.8	(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes dividends and interest expense on short sales and short sale fees. See "Operating Policies" in notes to financial statements.
(d)	Reflects Manager's contractual expense limit.
(e)	Period from December 15, 2008, date shares first offered, through October 31, 2009.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(i)	Period from December 29, 2010, date shares first offered, through October 31, 2011.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period		Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)
GOVERNMENT & HIGH QUALITY BOND FUND
Class A shares
2013		$11 .37	$0 .24	($0.31)	($0 .07)	($0 .32)	($0 .32)	$10.98	(0.61)%	$387,828
2012		11.26	0.31	0.20	0 .51	( 0 .40)	( 0 .40)	11.37	4.58	513,204
2011		11.28	0.37	0.02	0 .39	( 0 .41)	( 0 .41)	11.26	3.60	421,315
2010		10.89	0.42	0.41	0 .83	( 0 .44)	( 0 .44)	11.28	7.82	422,993
2009		10.34	0.45	0.57	1 .02	( 0 .47)	( 0 .47)	10.89	10.01	290,408
Class B shares
2013		11.36	0.15	(0.31)	( 0 .16)	( 0 .23)	( 0 .23)	10.97	(1.46)	5,825
2012		11.25	0.22	0.19	0 .41	( 0 .30)	( 0 .30)	11.36	3.71	10,728
2011		11.27	0.28	0.02	0 .30	( 0 .32)	( 0 .32)	11.25	2.75	17,429
2010		10.89	0.33	0.40	0 .73	( 0 .35)	( 0 .35)	11.27	6.86	36,773
2009		10.34	0.37	0.57	0 .94	( 0 .39)	( 0 .39)	10.89	9.18	56,957
Class C shares
2013		11.36	0.15	(0.31)	( 0 .16)	( 0 .23)	( 0 .23)	10.97	(1.44)	82,486
2012		11.25	0.21	0.20	0 .41	( 0 .30)	( 0 .30)	11.36	3.73	113,801
2011		11.27	0.28	0.02	0 .30	( 0 .32)	( 0 .32)	11.25	2.76	81,404
2010		10.88	0.33	0.42	0 .75	( 0 .36)	( 0 .36)	11.27	6.97	75,290
2009		10.32	0.37	0.58	0 .95	( 0 .39)	( 0 .39)	10.88	9.32	26,914
Class P shares
2013		11.39	0.25	(0.31)	( 0 .06)	( 0 .33)	( 0 .33)	11.00	(0.52)	10,855
2012		11.28	0.32	0.20	0 .52	( 0 .41)	( 0 .41)	11.39	4.68	17,803
2011		11.28	0.37	0.05	0 .42	( 0 .42)	( 0 .42)	11.28	3.87	13,022
2010	(f)	11.24	0.04	0.04	0 .08	( 0 .04)	( 0 .04)	11.28	0.71 (g)	10

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

Ratio of				Ratio of Net
Expenses to		Ratio of Gross		Investment Income
Average Net		Expenses to Average		to Average Net		Portfolio
Assets		Net Assets		Assets		Turnover Rate

0.79%		0.89	%(c)	2.17%		41.1%
0.81		0.91	(c)	2.73		52.8
0.82		0.92	(c)	3.30		104.7
0.84	(d)	–		3.78		51.2
0.89	(d)	–		4.16		26.6

1 .65	(e)	–		1.31		41.1
1 .65	(e)	–		1.92		52.8
1 .65	(e)	–		2.49		104.7
1 .65	(e)	–		3.01		51.2
1 .65	(e)	–		3.46		26.6

1 .63	(e)	–		1.33		41.1
1 .63	(e)	–		1.90		52.8
1 .63	(e)	–		2.48		104.7
1 .63	(e)	–		2.96		51.2
1 .63	(e)	–		3.43		26.6

0 .70	(e)	–		2.26		41.1
0 .70	(e)	–		2.83		52.8
0 .70	(e)	–		3.28		104.7
0 .71 (e)	,(h)	–		3.69	(h)	51.2	(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager, Distributor and/or custodian.
(d)	Reflects Manager's contractual expense limit and Underwriter's contractual distribution fee limit.
(e)	Reflects Manager's contractual expense limit.
(f)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(g)	Total return amounts have not been annualized.
(h)	Computed on an annualized basis.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period		Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)
HIGH YIELD FUND
Class A shares
2013		$7 .84	$0 .49	$0.19	$0.68	($0 .51)	($0 .07)	($0 .58)	$7.94	8.90%
2012		7.72	0.52	0.40	0 .92	( 0 .54)	( 0 .26)	(0.80)	7.84	12.85
2011		8.18	0.60	( 0 .28)	0 .32	( 0 .63)	( 0 .15)	(0.78)	7.72	4.06
2010		7.61	0.65	0.58	1 .23	( 0 .66)	–	(0.66)	8.18	16.87
2009		6.11	0.62	1.54	2 .16	( 0 .66)	–	(0.66)	7.61	37.46
Class B shares
2013		7.88	0.43	0.19	0 .62	( 0 .44)	( 0 .07)	(0.51)	7.99	8.07
2012		7.76	0.46	0.40	0 .86	( 0 .48)	( 0 .26)	(0.74)	7.88	11.85
2011		8.22	0.54	( 0 .28)	0 .26	( 0 .57)	( 0 .15)	(0.72)	7.76	3.24
2010		7.65	0.59	0.58	1 .17	( 0 .60)	–	(0.60)	8.22	15.86
2009		6.15	0.57	1.54	2 .11	( 0 .61)	–	(0.61)	7.65	36.15
Class C shares
2013		7.90	0.44	0.19	0 .63	( 0 .45)	( 0 .07)	(0.52)	8.01	8.18
2012		7.77	0.47	0.40	0 .87	( 0 .48)	( 0 .26)	(0.74)	7.90	12.07
2011		8.23	0.55	( 0 .29)	0 .26	( 0 .57)	( 0 .15)	(0.72)	7.77	3.29
2010		7.66	0.59	0.58	1 .17	( 0 .60)	–	(0.60)	8.23	15.91
2009		6.14	0.57	1.56	2 .13	( 0 .61)	–	(0.61)	7.66	36.61
Class P shares
2013		7.84	0.51	0.19	0 .70	( 0 .53)	( 0 .07)	(0.60)	7.94	9.16
2012		7.72	0.54	0.40	0 .94	( 0 .56)	( 0 .26)	(0.82)	7.84	13.08
2011		8.15	0.61	( 0 .24)	0 .37	( 0 .65)	( 0 .15)	(0.80)	7.72	4.74
2010	(d)	8.00	0.06	0.15	0 .21	( 0 .06)	–	(0.06)	8.15	2.67	(e)
HIGH YIELD FUND I
Class A shares
2013	(g)	10.70	0.36	0.07	0 .43	( 0 .37)	–	(0.37)	10.76	4.11	(e)

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net		Portfolio
Period (in thousands)	Assets		Assets		Turnover Rate

$1,964,696	0.92%		6.21%		69.6%
1,829,010	0.91		6.84		82.6
1,663,615	0.92		7.57		82.8
2,001,283	0.94		8.25		77.8
1,543,091	0.95		9.18		57.0

33,021	1.76	(c)	5.39		69.6
42,195	1.75	(c)	6.01		82.6
52,785	1.70	(c)	6.79		82.8
72,591	1.74		7.48		77.8
75,011	1.75		8.44		57.0

552,250	1.63		5.50		69.6
596,620	1.65		6.10		82.6
518,144	1.63		6.84		82.8
490,173	1.67		7.52		77.8
336,498	1.68		8.34		57.0

653,980	0.67	(c)	6.45		69.6
583,929	0.71	(c)	7.04		82.6
449,834	0.61	(c)	7.78		82.8
273	0 .73 (c)	,(f)	8 .11	(f)	77.8	(f)

33,001	1.05 (c)	,(f)	5.07	(f)	67.0	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from March 1, 2013, date shares first offered, through October 31, 2013.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)
INCOME FUND
Class A shares
2013		$9.98	$0.34	($0.31)	$0.03	($0 .36)	($0 .36)	$9.65	0.36%	$293,396
2012		9.55	0.41	0 .45	0.86	( 0 .43)	( 0 .43)	9.98	9.23	338,977
2011		9.65	0.45	(0.07)	0.38	( 0 .48)	( 0 .48)	9.55	4.12	268,621
2010		9.26	0.50	0 .41	0.91	( 0 .52)	( 0 .52)	9.65	10.14	268,103
2009		7.83	0.52	1 .44	1.96	( 0 .53)	( 0 .53)	9.26	25.80	180,680
Class B shares
2013		10.01	0.24	(0.30)	(0.06)	( 0 .26)	( 0 .26)	9.69	(0.55)	9,376
2012		9.59	0.32	0 .44	0.76	( 0 .34)	( 0 .34)	10.01	8.09	14,939
2011		9.69	0.37	(0.07)	0.30	( 0 .40)	( 0 .40)	9.59	3.21	19,433
2010		9.29	0.42	0 .42	0.84	( 0 .44)	( 0 .44)	9.69	9.32	39,778
2009		7.85	0.46	1 .44	1.90	( 0 .46)	( 0 .46)	9.29	24.95	53,887
Class C shares
2013		10.03	0.26	(0.30)	(0.04)	( 0 .29)	( 0 .29)	9.70	(0.42)	73,328
2012		9.60	0.33	0 .45	0.78	( 0 .35)	( 0 .35)	10.03	8.33	86,409
2011		9.70	0.38	(0.07)	0.31	( 0 .41)	( 0 .41)	9.60	3.30	63,548
2010		9.30	0.42	0 .43	0.85	( 0 .45)	( 0 .45)	9.70	9.35	59,080
2009		7.85	0.46	1 .45	1.91	( 0 .46)	( 0 .46)	9.30	25.07	36,367
Class P shares
2013		10.00	0.36	(0.31)	0.05	( 0 .38)	( 0 .38)	9.67	0.56	12,960
2012		9.57	0.43	0 .45	0.88	( 0 .45)	( 0 .45)	10.00	9.42	15,196
2011		9.67	0.46	(0.06)	0.40	( 0 .50)	( 0 .50)	9.57	4.31	9,474
2010	(d)	9.66	0.05	0 .01	0.06	( 0 .05)	( 0 .05)	9.67	0.60 (e)	30
INFLATION PROTECTION FUND
Class A shares
2013		9.32	0.02	(0.63)	(0.61)	( 0 .02)	( 0 .02)	8.69	(6.52)	18,098
2012		8.70	0.04	0 .59	0.63	( 0 .01)	( 0 .01)	9.32	7.24	29,440
2011		8.29	0.25	0 .38	0.63	( 0 .22)	( 0 .22)	8.70	7.74	30,170
2010		7.62	0.12	0 .68	0.80	( 0 .13)	( 0 .13)	8.29	10.58	16,234
2009		7.15	0.12	0 .36	0.48	( 0 .01)	( 0 .01)	7.62	6.71	11,568
Class C shares
2013		9.16	(0.05)	(0.61)	(0.66)	–	–	8.50	(7.21)	5,259
2012		8.61	(0.02)	0 .57	0.55	–	–	9.16	6.43	9,304
2011		8.23	0.17	0 .38	0.55	( 0 .17)	( 0 .17)	8.61	6.85	5,840
2010		7.58	0.06	0 .68	0.74	( 0 .09)	( 0 .09)	8.23	9.76	3,195
2009		7.17	–	0 .42	0.42	( 0 .01)	( 0 .01)	7.58	5.81	1,488

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

Ratio of		Ratio of Net
Expenses to		Investment Income
Average Net		to Average Net	Portfolio
Assets		Assets	Turnover Rate

0.89%		3.43%	20.7%
0.90		4.20	14.1
0.90		4.75	16.9
0 .91	(c)	5.28	13.1
0 .90	(c)	6.09	30.6

1 .90	(c)	2.43	20.7
1 .82	(c)	3.30	14.1
1 .78	(c)	3.91	16.9
1 .72	(c)	4.51	13.1
1 .64	(c)	5.39	30.6

1.67		2.65	20.7
1.68		3.41	14.1
1.68		3.98	16.9
1 .69	(c)	4.50	13.1
1 .65	(c)	5.30	30.6

0 .69	(c)	3.63	20.7
0 .70	(c)	4.37	14.1
0 .70	(c)	4.83	16.9
0 .71 (c)	,(f)	5.07 (f)	13.1	(f)

0 .90	(c)	0 .24	100 .9
0 .90	(c)	0 .41	152 .9
0 .90	(c)	3 .00	131 .9
0 .90	(c)	1.55	85.3
0 .90	(c)	1 .60	109 .5

1 .65	(c)	(0.52)	100.9
1 .65	(c)	(0.21)	152.9
1 .65	(c)	2 .13	131 .9
1 .65	(c)	0.79	85.3
1 .65	(c)	0 .00	109 .5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)
INTERNATIONAL EMERGING MARKETS FUND
Class A shares
2013		$24.52	$0.18	$0.65	$0.83	($0 .24)	($0 .24)	$25.11	3.34%	$100,585
2012		23.76	0.20	0 .74	0 .94	( 0 .18)	( 0 .18)	24.52	4.05	109,294
2011		25.69	0.25	(2.16)	( 1 .91)	( 0 .02)	( 0 .02)	23.76	(7.45)	113,266
2010		20.73	0.08	4 .93	5 .01	( 0 .05)	( 0 .05)	25.69	24.22	137,244
2009		13.76	0.11	6 .90	7 .01	( 0 .04)	( 0 .04)	20.73	51.11	111,976
Class B shares
2013		23.22	(0.08)	0 .63	0 .55	–	–	23.77	2.37	4,561
2012		22.52	(0.04)	0 .74	0 .70	–	–	23.22	3.11	7,108
2011		24.60	(0.03)	(2.05)	( 2 .08)	–	–	22.52	(8.46)	10,392
2010		20.01	(0.17)	4 .76	4 .59	–	–	24.60	22.94	16,040
2009		13.39	(0.05)	6 .67	6 .62	–	–	20.01	49.44	17,515
Class C shares
2013		23.69	(0.06)	0 .61	0 .55	–	–	24.24	2.32	10,913
2012		22.98	(0.02)	0 .73	0 .71	–	–	23.69	3.09	12,148
2011		25.06	0.02	(2.10)	( 2 .08)	–	–	22.98	(8.30)	12,140
2010		20.36	(0.13)	4 .83	4 .70	–	–	25.06	23.08	13,166
2009		13.58	(0.01)	6 .79	6 .78	–	–	20.36	49.93	10,583
Class P shares
2013		24.37	0.30	0 .65	0 .95	( 0 .35)	( 0 .35)	24.97	3.87	2,508
2012		23.65	0.32	0 .71	1 .03	( 0 .31)	( 0 .31)	24.37	4.51	2,310
2011		25.60	0.48	(2.28)	( 1 .80)	( 0 .15)	( 0 .15)	23.65	(7.09)	1,919
2010	(d)	24.41	–	1.19	1.19	–	–	25.60	4.88 (e)	10

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

Ratio of		Ratio of Net
Expenses to		Investment Income
Average Net		to Average Net	Portfolio
Assets		Assets	Turnover Rate

1.82%		0.73%	117.2%
1.84		0.83	104.8
1.77		0.98	88.4
1.85		0.33	102.1
2.00		0.71	133.4

2 .78	(c)	(0 .32)	117.2
2 .78	(c)	(0 .18)	104.8
2 .82	(c)	(0 .14)	88.4
2.90		(0.76)	102.1
3.08		(0.34)	133.4

2 .80	(c)	(0 .25)	117.2
2 .77	(c)	(0 .07)	104.8
2 .67	(c)	0.09	88.4
2 .79	(c)	(0 .59)	102.1
2 .80	(c)	(0 .08)	133.4

1 .38	(c)	1 .24	117 .2
1 .38	(c)	1 .36	104 .8
1 .38	(c)	1.94	88.4
1 .38 (c)	,(f)	0.01 (f)	102.1	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)		Net Assets, End of Period (in thousands)
LARGECAP GROWTH FUND
Class A shares
2013		$8.68	$0.02	$2.56	$2.58	($0 .01)	($0 .01)	$11.25	29.76%		$351,128
2012		7.87	(0.01)	0.82	0.81	–	–	8 .68	10 .29		294,477
2011		7.54	(0.03)	0.36	0.33	–	–	7 .87	4 .38		294,825
2010		6.26	(0.04)	1.32	1.28	–	–	7 .54	20 .45		323,663
2009		6.09	(0.03)	0.20	0.17	–	–	6 .26	2 .79		287,902
Class B shares
2013		8.10	(0.07)	2.37	2.30	–	–	10 .40	28 .40		6,935
2012		7.42	(0.09)	0.77	0.68	–	–	8 .10	9 .16		8,495
2011		7.18	(0.10)	0.34	0.24	–	–	7 .42	3 .34		12,220
2010		6.03	(0.11)	1.26	1.15	–	–	7 .18	19 .07		18,486
2009		5.91	(0.07)	0.19	0.12	–	–	6 .03	2 .03		22,560
Class C shares
2013		8.30	(0.07)	2.44	2.37	–	–	10 .67	28 .55		14,370
2012		7.58	(0.08)	0.80	0.72	–	–	8 .30	9 .50		10,657
2011		7.33	(0.09)	0.34	0.25	–	–	7 .58	3 .41		10,769
2010		6.13	(0.09)	1.29	1.20	–	–	7 .33	19 .58		11,368
2009		6.00	(0.07)	0.20	0.13	–	–	6 .13	2 .17		9,067
Class P shares
2013		8.90	0.04	2.64	2.68	( 0 .07)	( 0 .07)	11.51	30.26		10,754
2012		8.06	0.03	0.83	0.86	( 0 .02)	( 0 .02)	8.90	10.72		1,482
2011		7.69	–	0.37	0.37	–	–	8 .06	4 .81		1,144
2010	(d)	7.32	–	0.37	0.37	–	–	7 .69	5 .05	(e)	11
LARGECAP GROWTH FUND I
Class A shares
2013	(g)	10.52	(0.04)	2.22	2.18	–	–	12 .70	20 .72	(e)	1,727

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

Ratio of		Ratio of Net
Expenses to		Investment Income
Average Net		to Average Net		Portfolio
Assets		Assets		Turnover Rate

1.19%		0.17%		79.3%
1.27		(0.12)		64.3
1.22		(0.34)		64.8
1.35		(0.65)		65.5
1 .38	(c)	(0 .46)		86.5

2 .25	(c)	(0 .83)		79.3
2 .25	(c)	(1 .09)		64.3
2 .26	(c)	(1 .39)		64.8
2.42		(1.73)		65.5
2 .30	(c)	(1 .34)		86.5

2.05		(0.71)		79.3
2.09		(0.94)		64.3
2.03		(1.15)		64.8
2.08		(1.38)		65.5
2 .13	(c)	(1 .21)		86.5

0 .83	(c)	0.36		79.3
0 .83	(c)	0.32		64.3
0 .84	(c)	0.06		64.8
0 .84 (c)	,(f)	0 .07	(f)	65.5	(f)

1 .25 (c)	,(f)	(0 .52	) (f)	37.0	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from March 1, 2013, date shares first offered, through October 31, 2013.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)
LARGECAP S&P 500 INDEX FUND
Class A shares
2013	$10.01	$0.18	$2.42	$2.60	($0 .15)	($0 .15)	$12.46	26.39%	$210,726
2012	8.88	0.14	1.12	1 .26	( 0 .13)	( 0 .13)	10.01	14.41	164,163
2011	8.35	0.12	0.50	0 .62	( 0 .09)	( 0 .09)	8.88	7.46	154,105
2010	7.31	0.11	1.03	1 .14	( 0 .10)	( 0 .10)	8.35	15.72	154,529
2009	6.85	0.11	0.48	0 .59	( 0 .13)	( 0 .13)	7.31	9.03	55,393
Class C shares
2013	9.89	0.09	2.41	2 .50	( 0 .10)	( 0 .10)	12.29	25.48	17,352
2012	8.78	0.08	1.11	1 .19	( 0 .08)	( 0 .08)	9.89	13.71	9,111
2011	8.26	0.06	0.50	0 .56	( 0 .04)	( 0 .04)	8.78	6.74	7,082
2010	7.25	0.06	1.03	1 .09	( 0 .08)	( 0 .08)	8.26	15.06	5,898
2009	6.81	0.08	0.46	0 .54	( 0 .10)	( 0 .10)	7.25	8.11	3,898
LARGECAP VALUE FUND
Class A shares
2013	10.89	0.20	2.66	2 .86	( 0 .17)	( 0 .17)	13.58	26.68	202,301
2012	9.31	0.14	1.52	1 .66	( 0 .08)	( 0 .08)	10.89	18.05	167,425
2011	8.80	0.09	0.50	0 .59	( 0 .08)	( 0 .08)	9.31	6.65	155,664
2010	7.84	0.09	0.99	1 .08	( 0 .12)	( 0 .12)	8.80	13.81	159,592
2009	7.93	0.14	(0.07)	0 .07	( 0 .16)	( 0 .16)	7.84	1.01	152,407
Class B shares
2013	10.79	0.07	2.66	2 .73	( 0 .02)	( 0 .02)	13.50	25.32	1,917
2012	9.23	0.04	1.52	1 .56	–	–	10 .79	16 .90	2,403
2011	8.76	(0.02)	0.49	0 .47	–	–	9.23	5.37	3,916
2010	7.80	(0.02)	0.98	0 .96	–	–	8.76	12.35	6,025
2009	7.87	0.04	(0.07)	( 0 .03)	( 0 .04)	( 0 .04)	7.80	(0.37)	7,575
Class C shares
2013	10.74	0.08	2.64	2 .72	( 0 .11)	( 0 .11)	13.35	25.52	7,115
2012	9.18	0.07	1.51	1 .58	( 0 .02)	( 0 .02)	10.74	17.25	2,130
2011	8.70	0.02	0.49	0 .51	( 0 .03)	( 0 .03)	9.18	5.81	1,858
2010	7.76	0.03	0.99	1 .02	( 0 .08)	( 0 .08)	8.70	13.14	1,581
2009	7.89	0.09	(0.08)	0 .01	( 0 .14)	( 0 .14)	7.76	0.28	1,300

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

Ratio of		Ratio of Net
Expenses to		Investment Income
Average Net		to Average Net	Portfolio
Assets		Assets	Turnover Rate

0.56	%(c)	1.63%	3.0%
0 .65	(c)	1.49	3.5
0 .62	(c)	1.37	4.3
0.70		1.35	8.0
0.79		1.69	7.6

1 .30	(c)	0.85	3.0
1 .30	(c)	0.84	3.5
1 .30	(c)	0.68	4.3
1 .30	(c)	0.75	8.0
1 .30	(c)	1.20	7.6

0.89		1.63	121.4
0.99		1.39	117.4
0.97		0.92	130.9
1.03		1.05	192.9
1.11		1.91	170.2

2 .00	(c)	0 .61	121 .4
2 .00	(c)	0 .37	117 .4
2 .14	(c)	(0 .25)	130.9
2.38		(0.28)	192.9
2.42		0.62	170.2

1 .70	(c)	0 .62	121 .4
1 .70	(c)	0 .68	117 .4
1 .70	(c)	0 .19	130 .9
1 .70	(c)	0 .36	192 .9
1 .70	(c)	1 .31	170 .2

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)
MIDCAP FUND(c)
Class A shares
2013		$15 .46	$0 .04	$4.74	$4.78	($0 .14)	($0 .23)	($0 .37)	$19.87	31.58%
2012		14.05	0.05	2 .20	2.25	( 0 .03)	( 0 .81)	(0.84)	15 .46	17.19
2011		13.03	0.01	1 .64	1.65	( 0 .14)	( 0 .49)	(0.63)	14 .05	13.03
2010		10.45	0.09	2 .53	2.62	( 0 .04)	–	(0.04)	13 .03	25.12
2009		9.54	–	1 .43	1.43	–	( 0 .52)	(0.52)	10 .45	16.52
Class B shares
2013		14.91	(0.13)	4 .56	4.43	–	( 0 .23)	(0.23)	19 .11	30.15
2012		13.68	(0.09)	2 .13	2.04	–	( 0 .81)	(0.81)	14 .91	16.06
2011		12.69	(0.11)	1 .59	1.48	–	( 0 .49)	(0.49)	13 .68	11.95
2010		10.24	(0.03)	2 .48	2.45	–	–	–	12.69	23.93
2009		9.46	(0.09)	1 .39	1.30	–	( 0 .52)	(0.52)	10 .24	15.21
Class C shares
2013		14.78	(0.09)	4 .53	4.44	( 0 .09)	( 0 .23)	(0.32)	18 .90	30.63
2012		13.54	(0.05)	2 .10	2.05	–	( 0 .81)	(0.81)	14 .78	16.31
2011		12.62	(0.10)	1 .59	1.49	( 0 .08)	( 0 .49)	(0.57)	13 .54	12.13
2010		10.18	–	2 .46	2.46	( 0 .02)	–	(0.02)	12 .62	24.22
2009		9.38	(0.07)	1 .39	1.32	–	( 0 .52)	(0.52)	10 .18	15.57
Class P shares
2013		15.63	0.09	4 .78	4.87	( 0 .17)	( 0 .23)	(0.40)	20 .10	31.94
2012		14.20	0.10	2 .22	2.32	( 0 .08)	( 0 .81)	(0.89)	15 .63	17.60
2011		13.18	0.04	1 .66	1.70	( 0 .19)	( 0 .49)	(0.68)	14 .20	13.32
2010	(e)	12.58	0.01	0.59	0.60	–	–	–	13.18	4.77 (f)

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$1,990,943	1.02%		0.24%	13.0%
1,121,880	1.08	(d)	0.37	21.1
668,066	1.08	(d)	0.11	33.2
542,687	1.14	(d)	0.80	26.7
435,797	1.23	(d)	0.02	12.9

15,976	2.09	(d)	(0.76)	13.0
19,533	2.09	(d)	(0.66)	21.1
28,212	2.05	(d)	(0.85)	33.2
37,441	2.13	(d)	(0.25)	26.7
42,993	2.27	(d)	(1.01)	12.9

346,941	1.77	(d)	(0.54)	13.0
127,165	1.82	(d)	(0.35)	21.1
37,997	1.88	(d)	(0.72)	33.2
21,342	1.95	(d)	0.04	26.7
10,048	1.95	(d)	(0.73)	12.9

1,264,841	0.73	(d)	0.50	13.0
515,469	0.79	(d)	0.68	21.1
50,375	0.80	(d)	0.29	33.2
91	0 .86 (d)	,(g)	0.77 (g)	26.7	(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Effective March 1, 2013, MidCap Blend Fund changed its name to MidCap Fund.
(d)	Reflects Manager's contractual expense limit.
(e)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)
MONEY MARKET FUND
Class A shares
2013	$1 .00	$–	$–	$–	$–	$–	$1.00	0.00%	$472,504
2012	1.00	–	–	–	–	–	1.00	0.00	458,037
2011	1.00	–	–	–	–	–	1.00	0.00	516,229
2010	1.00	–	–	–	–	–	1.00	0.00	505,252
2009	1.00	0.01	( 0 .01)	–	–	–	1.00	0.47	637,007
Class B shares
2013	1.00	–	–	–	–	–	1.00	0.00	6,386
2012	1.00	–	–	–	–	–	1.00	0.00	12,264
2011	1.00	–	–	–	–	–	1.00	0.00	23,065
2010	1.00	–	–	–	–	–	1.00	0.00	36,068
2009	1.00	–	–	–	–	–	1.00	0.16	66,726
Class C shares
2013	1.00	–	–	–	–	–	1.00	0.00	21,232
2012	1.00	–	–	–	–	–	1.00	0.00	17,320
2011	1.00	–	–	–	–	–	1.00	0.00	27,556
2010	1.00	–	–	–	–	–	1.00	0.00	20,638
2009	1.00	–	–	–	–	–	1.00	0.21	30,747

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

Ratio of			Ratio of Net
Expenses to	Ratio of Gross		Investment Income
Average Net	Expenses to Average		to Average Net
Assets	Net Assets		Assets

0.21%	0.54	%(c)	0.00%
0 .29	0 .58	(c)	0 .00
0 .28	0 .54	(c)	0 .00
0 .35	0 .54	(c)	0 .00
0 .55	0 .58	(c)	0 .51

0.21	1.93	(d)	0.00
0.29	1.75	(d)	0.00
0.29	1.61	(d)	0.00
0.35	1.63	(d)	0.00
0.89	1.62	(d)	0.17

0.21	1.66	(d)	0.00
0.29	1.68	(d)	0.00
0.28	1.50	(d)	0.00
0.35	1.68	(d)	0.00
0.83	1.63	(d)	0.23

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager.
(d)	Excludes expense reimbursement from Manager and/or Distributor.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)
PRINCIPAL CAPITAL APPRECIATION FUND
Class A shares
2013		$41.72	$0.57	$11.27	$11.84	($0 .53)	($0 .49)	($1.02)	$52.54	28.98%
2012		38.14	0.37	3.99	4 .36	( 0 .30)	( 0 .48)	(0.78)	41 .72	11.73
2011		37.16	0.30	2.19	2 .49	( 0 .40)	( 1 .11)	(1.51)	38 .14	6 .73
2010		32.55	0.50	4.50	5 .00	( 0 .17)	( 0 .22)	(0.39)	37 .16	15.46
2009		30.71	0.18	3.34	3 .52	( 0 .16)	( 1 .52)	(1.68)	32 .55	12.58
Class B shares
2013		35.08	0.09	9.47	9 .56	( 0 .10)	( 0 .49)	(0.59)	44 .05	27.64
2012		32.21	(0.02)	3.37	3 .35	–	( 0 .48)	(0.48)	35 .08	10.63
2011		31.55	(0.05)	1.86	1 .81	( 0 .04)	( 1 .11)	(1.15)	32 .21	5 .73
2010		27.81	0.10	3.86	3 .96	–	( 0 .22)	(0.22)	31 .55	14.31
2009		26.58	(0.10)	2.85	2 .75	–	( 1 .52)	(1.52)	27 .81	11.42
Class C shares
2013		35.19	0.14	9.49	9 .63	( 0 .27)	( 0 .49)	(0.76)	44 .06	27.89
2012		32.29	0.02	3.40	3 .42	( 0 .04)	( 0 .48)	(0.52)	35 .19	10.83
2011		31.73	(0.03)	1.86	1 .83	( 0 .16)	( 1 .11)	(1.27)	32 .29	5 .77
2010		27.94	0.16	3.85	4 .01	–	( 0 .22)	(0.22)	31 .73	14.42
2009		26.71	(0.11)	2.86	2 .75	–	( 1 .52)	(1.52)	27 .94	11.36
Class P shares
2013		42.23	0.67	11.40	12 .07	( 0 .66)	( 0 .49)	(1.15)	53 .15	29.27
2012		38.56	0.48	4.05	4 .53	( 0 .38)	( 0 .48)	(0.86)	42 .23	12.07
2011		37.62	0.38	2.22	2 .60	( 0 .55)	( 1 .11)	(1.66)	38 .56	6 .95
2010	(d)	35.97	0.02	1.63	1 .65	–	–	–	37.62	4.59 (e)

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

	Ratio of		Ratio of Net
Net Assets, End of	Expenses to		Investment Income
Period (in	Average Net		to Average Net	Portfolio
thousands)	Assets		Assets	Turnover Rate

$734,098	0.90%		1.22%	14.3%
591,255	0.97		0.92	8 .2
578,850	0.94		0.77	12.7
409,697	1.04		1.43	15.3
375,874	1.07		0.65	23.8

31,805	1.94	(c)	0.24	14.3
38,701	1.98	(c)	(0 .07)	8.2
55,781	1.88	(c)	(0 .15)	12.7
62,508	2.07		0.34	15.3
80,421	2.12		(0.39)	23.8

35,400	1.73	(c)	0.36	14.3
24,958	1 .82	(c)	0 .06	8 .2
23,009	1.82	(c)	(0 .10)	12.7
19,689	1.96		0.52	15.3
15,610	2.15		(0.46)	23.8

21,302	0.67	(c)	1.42	14.3
14,471	0 .68	(c)	1 .18	8 .2
9,214	0.71	(c)	0.99	12.7
10	0.75 (c)	,(f)	0 .59 (f)	15.3	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)
REAL ESTATE SECURITIES FUND
Class A shares
2013		$19.54	$0.29	$2.01	$2.30	($0 .21)	($0 .21)	$21.63	11.83%	$158,650
2012		17.40	0.19	2 .08	2 .27	( 0 .13)	( 0 .13)	19.54	13.07	157,471
2011		15.83	0.05	1 .65	1 .70	( 0 .13)	( 0 .13)	17.40	10.81	121,955
2010		11.62	0.22	4 .23	4 .45	( 0 .24)	( 0 .24)	15.83	38.59	107,672
2009		11.83	0.28	(0.21)	0 .07	( 0 .28)	( 0 .28)	11.62	1.30	63,894
Class B shares
2013		19.31	0.11	1 .99	2 .10	( 0 .01)	( 0 .01)	21.40	10.86	3,959
2012		17.23	0.04	2 .04	2 .08	–	–	19.31	12.07	5,862
2011		15.72	(0.09)	1 .65	1 .56	( 0 .05)	( 0 .05)	17.23	9.94	8,942
2010		11.53	0.12	4 .19	4 .31	( 0 .12)	( 0 .12)	15.72	37.56	11,944
2009		11.74	0.21	(0.22)	( 0 .01)	( 0 .20)	( 0 .20)	11.53	0.46	11,502
Class C shares
2013		19.33	0.12	1 .99	2 .11	( 0 .06)	( 0 .06)	21.38	10.91	28,091
2012		17.24	0.03	2 .06	2 .09	–	–	19.33	12.12	21,622
2011		15.74	(0.09)	1 .64	1 .55	( 0 .05)	( 0 .05)	17.24	9.90	17,554
2010		11.56	0.10	4 .23	4 .33	( 0 .15)	( 0 .15)	15.74	37.66	12,850
2009		11.77	0.21	(0.20)	0 .01	( 0 .22)	( 0 .22)	11.56	0.62	5,172
Class P shares
2013		19.53	0.36	2 .01	2 .37	( 0 .28)	( 0 .28)	21.62	12.22	34,291
2012		17.40	0.25	2 .07	2 .32	( 0 .19)	( 0 .19)	19.53	13.38	22,975
2011		15.83	0.07	1 .70	1 .77	( 0 .20)	( 0 .20)	17.40	11.28	18,080
2010	(d)	15.38	0.02	0 .49	0 .51	( 0 .06)	( 0 .06)	15.83	3.34 (e)	10

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

Ratio of		Ratio of Net
Expenses to		Investment Income
Average Net		to Average Net	Portfolio
Assets		Assets	Turnover Rate

1.33	%(c)	1.36%	42.1%
1 .36	(c)	0.98	44.6
1 .37	(c)	0.28	29.3
1 .39	(c)	1.53	52.2
1 .28	(c)	2.88	57.3

2 .20	(c)	0.51	42.1
2 .20	(c)	0.19	44.6
2 .20	(c)	(0.53)	29.3
2 .16	(c)	0.85	52.2
2 .08	(c)	2.18	57.3

2 .11	(c)	0.57	42.1
2 .20	(c)	0.14	44.6
2 .17	(c)	(0.54)	29.3
2 .15	(c)	0.70	52.2
1 .98	(c)	2.15	57.3

0 .99	(c)	1.69	42.1
1 .03	(c)	1.31	44.6
1 .03	(c)	0.44	29.3
1 .03 (c)	,(f)	1.37 (f)	52.2	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)
SHORT-TERM INCOME FUND
Class A shares
2013		$12 .28	$0 .17	($0.02)	$0.15	($0 .16)	$–	($0 .16)	$12.27	1 .19%
2012		11.97	0.22	0.30	0 .52	( 0 .21)	–	( 0 .21)	12 .28	4 .38
2011		12.17	0.27	(0.18)	0 .09	( 0 .29)	–	( 0 .29)	11 .97	0 .76
2010		11.84	0.33	0.33	0 .66	( 0 .33)	–	( 0 .33)	12 .17	5 .64
2009		11.16	0.41	0.69	1 .10	( 0 .42)	–	(0.42)	11 .84	10.06
Class C shares
2013		12.29	0.07	(0.02)	0 .05	( 0 .06)	–	( 0 .06)	12 .28	0 .38
2012		11.97	0.12	0.31	0 .43	( 0 .11)	–	( 0 .11)	12 .29	3 .62
2011		12.18	0.17	(0.19)	( 0 .02)	( 0 .19)	–	(0.19)	11 .97	(0.15)
2010		11.85	0.23	0.32	0 .55	( 0 .22)	–	( 0 .22)	12 .18	4 .72
2009		11.17	0.30	0.71	1 .01	( 0 .33)	–	( 0 .33)	11 .85	9 .18
Class P shares
2013		12.28	0.19	(0.02)	0 .17	( 0 .18)	–	( 0 .18)	12 .27	1 .41
2012		11.96	0.24	0.31	0 .55	( 0 .23)	–	( 0 .23)	12 .28	4 .64
2011		12.16	0.27	(0.16)	0 .11	( 0 .31)	–	( 0 .31)	11 .96	0 .88
2010	(e)	12.13	0.03	0.03	0.06	(0.03)	–	( 0 .03)	12 .16	0 .45 (f)
SMALLCAP BLEND FUND
Class A shares
2013		15.50	0.03	6.21	6 .24	( 0 .05)	(0.09)	(0.14)	21 .60	40.56
2012		13.76	0.01	1.73	1 .74	–	–	–	15.50	12.65
2011		12.99	(0.07)	0.84	0 .77	–	–	–	13.76	5.93
2010		10.47	(0.04)	2.56	2 .52	–	–	–	12.99	24.07
2009		10.36	–	0.11	0 .11	–	–	–	10.47	1.06
Class B shares
2013		14.41	(0.12)	5.75	5 .63	–	(0.09)	(0.09)	19 .95	39.29
2012		12.91	(0.13)	1.63	1 .50	–	–	–	14.41	11.62
2011		12.31	(0.20)	0.80	0 .60	–	–	–	12.91	4.87
2010		10.04	(0.18)	2.45	2 .27	–	–	–	12.31	22.61
2009		10.05	(0.10)	0.09	( 0 .01)	–	–	–	10.04	(0.10)
Class C shares
2013		14.89	(0.11)	5.96	5 .85	–	(0.09)	(0.09)	20 .65	39.51
2012		13.31	(0.09)	1.67	1 .58	–	–	–	14.89	11.87
2011		12.67	(0.18)	0.82	0 .64	–	–	–	13.31	5.05
2010		10.27	(0.12)	2.52	2 .40	–	–	–	12.67	23.37
2009		10.22	(0.05)	0.10	0 .05	–	–	–	10.27	0.49

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

	Ratio of		Ratio of Net
Net Assets, End of	Expenses to		Investment Income
Period (in	Average Net		to Average Net	Portfolio
thousands)	Assets		Assets	Turnover Rate

$336,352	0.76%		1.36%	50.1%
359,554	0 .77	(c)	1.81	47.9
320,548	0 .76	(c)	2.27	43.6
330,516	0.76		2.75	54.7	(d)
135,394	0.83		3.54	40.8

105,547	1 .57	(c)	0.55	50.1
99,524	1 .58	(c)	1.01	47.9
90,899	1 .59	(c)	1.44	43.6
89,598	1.64		1.89	54.7	(d)
42,128	1.67		2.58	40.8

57,343	0 .54	(c)	1.58	50.1
41,798	0 .61	(c)	1.95	47.9
28,420	0 .63	(c)	2.26	43.6
105	0 .66 (c)	,(g)	2.51 (g)	54.7 (d)	,(g)

178,336	1 .34	(c)	0.17	95.2
130,282	1 .37	(c)	0.08	90.2
74,604	1 .40	(c)	(0 .50)	76.1
73,302	1 .51	(c)	(0 .32)	65.2
61,823	1.65		(0.01)	89.5

3,541	2 .29	(c)	(0 .71)	95.2
4,378	2 .31	(c)	(0 .92)	90.2
3,740	2 .38	(c)	(1 .48)	76.1
5,809	2 .74	(c)	(1 .55)	65.2
7,037	2.78		(1.15)	89.5

12,344	2 .08	(c)	(0 .60)	95.2
7,790	2 .09	(c)	(0 .59)	90.2
2,342	2 .20	(c)	(1 .32)	76.1
1,546	2 .20	(c)	(1 .01)	65.2
940	2 .20	(c)	(0 .56)	89.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Portfolio turnover rate excludes approximately $13,017,000 of sales from portfolio realignment from the acquisition of Short-Term Bond Fund.
(e)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period (Loss)(a)	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)
TAX-EXEMPT BOND FUND
Class A shares
2013	$7 .59	$0 .31	($0.60)	($0 .29)	($0 .30)	($0.30)	$7.00	(3 .86)%	$206,449
2012	7.10	0.30	0.49	0 .79	( 0 .30)	(0.30)	7.59	11.27	252,046
2011	7.24	0.33	(0.14)	0 .19	( 0 .33)	(0.33)	7.10	2.83	221,693
2010	6.98	0.35	0.24	0 .59	( 0 .33)	(0.33)	7.24	8.66	249,952
2009	6.31	0.35	0.66	1 .01	( 0 .34)	(0.34)	6.98	16.51	244,298
Class B shares
2013	7.58	0.24	(0.58)	( 0 .34)	( 0 .24)	(0.24)	7.00	(4.51)	1,001
2012	7.10	0.24	0.48	0 .72	( 0 .24)	(0.24)	7.58	10.22	2,052
2011	7.24	0.28	(0.15)	0 .13	( 0 .27)	(0.27)	7.10	2.04	2,851
2010	6.98	0.29	0.25	0 .54	( 0 .28)	(0.28)	7.24	7.83	5,877
2009	6.31	0.31	0.66	0 .97	( 0 .30)	(0.30)	6.98	15.71	9,561
Class C shares
2013	7.60	0.25	(0.59)	( 0 .34)	( 0 .24)	(0.24)	7.02	(4.50)	8,545
2012	7.12	0.24	0.48	0 .72	( 0 .24)	(0.24)	7.60	10.19	11,127
2011	7.25	0.27	(0.13)	0 .14	( 0 .27)	(0.27)	7.12	2.17	6,973
2010	6.99	0.29	0.25	0 .54	( 0 .28)	(0.28)	7.25	7.81	8,206
2009	6.31	0.29	0.68	0 .97	( 0 .29)	(0.29)	6.99	15.68	6,728

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

Ratio of	Ratio of Expenses to				Ratio of Net
Expenses to	Average Net Assets		Ratio of Gross		Investment Income
Average Net	(Excluding Interest		Expenses to Average		to Average Net	Portfolio
Assets	Expense and Fees)		Net Assets		Assets	Turnover Rate

0.81%	0.78	%(c)	0.81	%(d)	4.15%	38.1%
0.81	0.78	(c)	0.81	(d)	4 .11	24.1
0.86	0.82	(c)	0.86	(d)	4 .72	24.2
0 .89	0 .82	(c)	0 .90	(e)	4 .86	31 .1
0 .87	0 .79	(c)	0 .92	(e)	5 .32	75 .8

1.63	1.60	(c)	3.49	(d)	3 .30	38.1
1.63	1.60	(c)	2.42	(d)	3 .31	24.1
1.64	1.60	(c)	2.22	(d)	3 .99	24.2
1 .69	1 .62	(c)	2 .02	(e)	4 .09	31 .1
1 .55	1 .47	(c)	1 .90	(e)	4 .65	75 .8

1.63	1.60	(c)	1.87	(d)	3 .32	38.1
1.63	1.60	(c)	1.78	(d)	3 .28	24.1
1.64	1.60	(c)	1.95	(d)	3 .95	24.2
1 .69	1 .62	(c)	1 .95	(e)	4 .06	31 .1
1 .73	1 .65	(c)	2 .17	(e)	4 .42	75 .8

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements.
(d)	Excludes expense reimbursement from Manager.
(e)	Excludes expense reimbursement from Manager and/or custodian.

See accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bond & Mortgage Securities Fund, California Municipal Fund, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Fund (formerly MidCap Blend Fund), Money Market Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Blend Fund, and Tax-Exempt Bond Fund (23 of the portfolios constituting Principal Funds, Inc., (collectively, the “Funds”)), as of October 31, 2013, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within Principal Funds, Inc. at October 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 18, 2013

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS,INC.
October 31, 2013 (unaudited)

As a shareholder of Principal Funds, Inc., you incur two types of costs: (1) transaction costs, including sales charges on purchase payments and contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA accounts and 403(b) accounts, respectively. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
	Beginning	Ending	During Period			Ending	During Period
	Account	Account Value	May 1, 2013 to		Beginning	Account Value	May 1, 2013 to		Annualized
	Value May 1,	October 31,	October 31,		Account Value	October 31,	October 31,		Expense
	2013	2013	2013	(a)	May 1, 2013	2013	2013	(a)	Ratio
Bond & Mortgage Securities Fund
Class A	$1,000.00	$979.01	$4.69		$1,000.00	$1,020.47	$4.79		0.94%
Class B	1,000.00	975.82	7.97		1,000.00	1,017.14	8.13		1.60
Class C	1,000.00	975.02	8.71		1,000.00	1,016.38	8.89		1.75

California Municipal Fund
Class A	1,000.00	946.65	3.88		1,000.00	1,021.22	4.02		0.79
Class B	1,000.00	941.74	8.91		1,000.00	1,016.03	9.25		1.82
Class C	1,000.00	941.41	9.30		1,000.00	1,015.63	9.65		1.90

California Municipal Fund
(Excluding Interest Expense and Fees)
Class A	1,000.00	946.60	3.68		1,000.00	1,021.41	3.80		0.75
Class B	1,000.00	941.70	8.71		1,000.00	1,016.19	9.01		1.78
Class C	1,000.00	941.40	9.10		1,000.00	1,015.71	9.49		1.86

Diversified International Fund
Class A	1,000.00	1,060.25	7.22		1,000.00	1,018.20	7.07		1.39
Class B	1,000.00	1,053.67	12.79		1,000.00	1,012.75	12.53		2.47
Class C	1,000.00	1,056.55	10.78		1,000.00	1,014.72	10.56		2.08
Class P	1,000.00	1,061.48	5.40		1,000.00	1,019.96	5.30		1.04

Equity Income Fund
Class A	1,000.00	1,063.88	4.84		1,000.00	1,020.52	4.74		0.93
Class B	1,000.00	1,059.78	9.14		1,000.00	1,016.33	8.94		1.76
Class C	1,000.00	1,060.25	8.57		1,000.00	1,016.89	8.39		1.65
Class P	1,000.00	1,065.47	3.28		1,000.00	1,022.03	3.21		0.63

		SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2013 (unaudited)

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
	Beginning	Ending	During Period			Ending	During Period
	Account	Account Value	May 1, 2013 to		Beginning	Account Value	May 1, 2013 to		Annualized
	Value May 1,	October 31,	October 31,		Account Value	October 31,	October 31,		Expense
	2013	2013	2013	(a)	May 1, 2013	2013	2013	(a)	Ratio
Global Diversified Income Fund
Class A	$1,000.00	$993.46	$5.68		$1,000.00	$1,019.51	$5.75		1.13%
Class C	1,000.00	990.38	9.43		1,000.00	1,015.73	9.55		1.88
Class P	1,000.00	994.85	4.32		1,000.00	1,020.87	4.38		0.86

Global Diversified Income Fund (Excluding Dividends
and Interest Expense on Shorts and Short Sale Fees)
Class A	1,000.00	993.50	5.63		1,000.00	1,019.54	5.67		1.12
Class C	1,000.00	990.40	9.38		1,000.00	1,015.74	9.47		1.87
Class P	1,000.00	994.90	4.27		1,000.00	1,020.90	4.30		0.85

Global Real Estate Securities Fund
Class A	1,000.00	956.86	6.91		1,000.00	1,018.15	7.12		1.40
Class C	1,000.00	953.69	10.83		1,000.00	1,014.12	11.17		2.20
Class P	1,000.00	958.32	5.33		1,000.00	1,019.76	5.50		1.08

Government & High Quality Bond Fund
Class A	1,000.00	983.91	4.05		1,000.00	1,021.12	4.13		0.81
Class B	1,000.00	979.76	8.23		1,000.00	1,016.89	8.39		1.65
Class C	1,000.00	979.66	8.28		1,000.00	1,016.84	8.44		1.66
Class P	1,000.00	983.46	3.65		1,000.00	1,021.53	3.72		0.73

High Yield Fund
Class A	1,000.00	1,013.12	4.72		1,000.00	1,020.52	4.74		0.93
Class B	1,000.00	1,009.94	9.07		1,000.00	1,016.18	9.10		1.79
Class C	1,000.00	1,010.62	8.31		1,000.00	1,016.94	8.34		1.64
Class P	1,000.00	1,014.34	3.50		1,000.00	1,021.73	3.52		0.69

High Yield Fund I
Class A	1,000.00	1,009.77	5.32		1,000.00	1,019.91	5.35		1.05

Income Fund
Class A	1,000.00	979.99	4.54		1,000.00	1,020.62	4.63		0.91
Class B	1,000.00	975.03	9.66		1,000.00	1,015.43	9.86		1.94
Class C	1,000.00	976.16	8.52		1,000.00	1,016.59	8.69		1.71
Class P	1,000.00	981.01	3.55		1,000.00	1,021.63	3.62		0.71

Inflation Protection Fund
Class A	1,000.00	934.41	4.53		1,000.00	1,020.52	4.74		0.93
Class C	1,000.00	931.00	8.03		1,000.00	1,016.89	8.39		1.65

International Emerging Markets Fund
Class A	1,000.00	970.62	9.29		1,000.00	1,015.78	9.50		1.87
Class B	1,000.00	966.26	13.78		1,000.00	1,011.19	14.09		2.78
Class C	1,000.00	965.74	14.12		1,000.00	1,010.84	14.44		2.85
Class P	1,000.00	973.11	6.86		1,000.00	1,018.25	7.02		1.38

LargeCap Growth Fund
Class A	1,000.00	1,155.03	6.41		1,000.00	1,019.26	6.01		1.18
Class B	1,000.00	1,149.17	12.19		1,000.00	1,013.86	11.42		2.25
Class C	1,000.00	1,149.78	11.05		1,000.00	1,014.92	10.36		2.04
Class P	1,000.00	1,156.78	4.46		1,000.00	1,021.07	4.18		0.82

LargeCap Growth Fund I
Class A	1,000.00	1,174.84	6.85		1,000.00	1,018.90	6.36		1.25

LargeCap S&P 500 Index Fund
Class A	1,000.00	1,107.56	2.97		1,000.00	1,022.38	2.85		0.56
Class C	1,000.00	1,104.22	6.89		1,000.00	1,018.65	6.61		1.30

LargeCap Value Fund
Class A	1,000.00	1,099.60	4.60		1,000.00	1,020.82	4.43		0.87
Class B	1,000.00	1,093.12	10.55		1,000.00	1,015.12	10.16		2.00
Class C	1,000.00	1,094.26	8.97		1,000.00	1,016.64	8.64		1.70

		SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2013 (unaudited)

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
	Beginning	Ending	During Period			Ending	During Period
	Account	Account Value	May 1, 2013 to		Beginning	Account Value	May 1, 2013 to		Annualized
	Value May 1,	October 31,	October 31,		Account Value	October 31,	October 31,		Expense
	2013	2013	2013	(a)	May 1, 2013	2013	2013	(a)	Ratio
MidCap Fund
Class A	$1,000.00	$1,123.87	$5.51		$1,000.00	$1,020.01	$5.24		1.03%
Class B	1,000.00	1,117.54	11.16		1,000.00	1,014.67	10.61		2.09
Class C	1,000.00	1,119.01	9.56		1,000.00	1,016.18	9.10		1.79
Class P	1,000.00	1,124.79	3.96		1,000.00	1,021.48	3.77		0.74

Money Market Fund
Class A	1,000.00	1,000.00	0.96		1,000.00	1,024.25	0.97		0.19
Class B	1,000.00	1,000.00	0.96		1,000.00	1,024.25	0.97		0.19
Class C	1,000.00	1,000.00	0.96		1,000.00	1,024.25	0.97		0.19

Principal Capital Appreciation Fund
Class A	1,000.00	1,119.78	4.70		1,000.00	1,020.77	4.48		0.88
Class B	1,000.00	1,114.06	10.07		1,000.00	1,015.68	9.60		1.89
Class C	1,000.00	1,115.16	9.12		1,000.00	1,016.59	8.69		1.71
Class P	1,000.00	1,121.07	3.53		1,000.00	1,021.88	3.36		0.66

Real Estate Securities Fund
Class A	1,000.00	948.67	6.58		1,000.00	1,018.45	6.82		1.34
Class B	1,000.00	944.42	10.78		1,000.00	1,014.12	11.17		2.20
Class C	1,000.00	944.51	10.34		1,000.00	1,014.57	10.71		2.11
Class P	1,000.00	950.01	4.77		1,000.00	1,020.32	4.94		0.97

Short-Term Income Fund
Class A	1,000.00	1,001.68	3.94		1,000.00	1,021.27	3.97		0.78
Class C	1,000.00	997.65	8.01		1,000.00	1,017.19	8.08		1.59
Class P	1,000.00	1,002.94	2.73		1,000.00	1,022.48	2.75		0.54

SmallCap Blend Fund
Class A	1,000.00	1,192.05	7.35		1,000.00	1,018.50	6.77		1.33
Class B	1,000.00	1,186.09	12.62		1,000.00	1,013.66	11.62		2.29
Class C	1,000.00	1,187.46	11.47		1,000.00	1,014.72	10.56		2.08

Tax-Exempt Bond Fund
Class A	1,000.00	937.86	3.86		1,000.00	1,021.22	4.02		0.79
Class B	1,000.00	935.28	7.80		1,000.00	1,017.14	8.13		1.60
Class C	1,000.00	935.45	7.81		1,000.00	1,017.14	8.13		1.60

Tax-Exempt Bond Fund
(Excluding Interest Expense and Fees)
Class A	1,000.00	937.90	3.76		1,000.00	1,021.31	3.90		0.77
Class B	1,000.00	935.30	7.71		1,000.00	1,017.21	8.00		1.58
Class C	1,000.00	935.50	7.71		1,000.00	1,017.21	8.00		1.58

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	104	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	104	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.;
			Longs Drug Stores

Kristianne Blake	President, Kristianne Gates Blake,	104	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	President, The Damos Company.	104	Hardin Construction
Director since 2008	Formerly, CEO, The Weitz Company		Company
Member, Audit Committee
1954

Mark A. Grimmett	Executive Vice President and CFO,	104	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Nominating and Governance
Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	104	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Operations Committee
1951

Tao Huang	Formerly, Chief Operating Officer,	104	Armstrong World
Director since March 2012	Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
1962

William C. Kimball	Partner, Kimball – Porter Investments	104	Casey’s General Stores,
Director since 1999	L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

Daniel Pavelich	Retired.	104	None
Director since 2007
Member, Audit Committee
1944

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Michael J. Beer	Executive Vice President, Principal	104	None
Director since 2012	Funds Distributor, Inc. (“PFD”)
Executive Vice President	Vice President/Mutual Funds and
Member, Executive Committee	Broker Dealer, Principal Life
1961	Insurance Company (“PLIC”)
Director, Principal Management
Corporation, (the “Manager”)
Executive Vice President/ Chief
Operating Officer, the Manager
Director, Princor
President, Princor
Director, Principal Shareholder
Services (“PSS”) since 2011
President, PSS since 2011

Nora M. Everett	Director, Edge (2008-2011)	104	None
Director since 2008	Director, Finisterre since 2011
President, CEO, and Chairman	Chairman, Principal Financial
Member, Executive Committee	Advisors, Inc. (“PFA”) since 2010
1959	Chairman, PFD since 2011
Senior Vice President/Retirement and
Investor Services, PLIC
Chairman, the Manager since 2011
President, the Manager since 2008
Chairman, Princor since 2011
Chief Executive Officer, Princor since
2009
Chairman, PSS since 2011

Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA

50392.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Randy L. Bergstrom	Counsel, Principal Global Investors, LLC (“PGI”)
Assistant Tax Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392
1955

David J. Brown	Senior Vice President, PFD
Chief Compliance Officer	Vice President/Compliance, PLIC
711 High Street, Des Moines, IA 50392	Senior Vice President, the Manager
1960	Senior Vice President, Princor
Senior Vice President, PSS

Jill R. Brown	Director, PFD
Senior Vice President	President, PFD since 2010
1100 Investment Blvd, ste 200	Director, PMC since 2011
El Dorado Hills, CA 95762	Senior Vice President, PMC (2010-2013)
1967	Senior Vice President, Princor (2010-2013)
Director, PSS since 2011
Senior Vice President, PSS

Teresa M. Button	Vice President/Treasurer, Edge since 2011
Treasurer	Vice President/Treasurer, PFA since 2011
711 High Street, Des Moines, IA 50392	Vice President/Treasurer, PFD since 2011
1963	Vice President/Treasurer, PGI since 2011
Vice President/Treasurer, PLIC since 2011
Vice President/Treasurer, the Manager since 2011
Vice President/Treasurer, Post since 2011
Vice President/Treasurer, Principal-REI since 2011
Vice President/Treasurer, Princor since 2011
Vice President/Treasurer, PSS since 2011
Treasurer, Spectrum since 2011

Cary Fuchs	Senior Vice President, PFD since 2011
Senior Vice President of Distribution	Director-Transfer Agent & Administrative Services, PLIC
1100 Investment Blvd, ste 200	Senior Vice President, PSS since 2009
El Dorado Hills, CA 95762
1957

Ernie H. Gillum	Vice President/Chief Compliance Officer, the Manager
Vice President, Assistant Secretary	Vice President, PSS
711 High Street, Des Moines, IA 50392
1955

Patrick A. Kirchner	Assistant General Counsel, PFA
Assistant Counsel	Assistant General Counsel, PLIC
711 High Street, Des Moines, IA 50392	Assistant General Counsel, the Manager
1960	Assistant General Counsel, Princor

Carolyn F. Kolks	Counsel, PGI
Assistant Tax Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392
1962

Jennifer A. Mills	Counsel, PFD (2009-2013)
Assistant Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392	Counsel, the Manager (2009-2013)
1973	Counsel, Princor (2009-2013)
Counsel, PSS (2009-2013)

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Layne A. Rasmussen	Vice President/Controller – Principal Funds, the Manager.
Vice President, Controller, and CFO
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Senior Vice President/Counsel, PFA
Counsel	Senior Vice President/Counsel, PFD
711 High Street, Des Moines, IA 50392	Vice President & Associate General Counsel, PLIC
1951	Senior Vice President/Counsel, the Manager
Senior Vice President/Counsel, Princor (2009-2013)
Senior Vice President/Counsel, PSS

Adam U. Shaikh	Counsel, PFD (2006-2013)
Assistant Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392	Counsel, the Manager (2007-2013)
1972	Counsel, Princor (2007-2013)
Counsel, PSS (2007-2013)

Dan Westholm	Director – Treasury, PFA since 2011
Assistant Treasurer	Director – Treasury, PFD since 2011
711 High Street, Des Moines, IA 50392	Director – Treasury, PLIC
1966	Director – Treasury, the Manager
Director – Treasury, Princor since 2011
Director – Treasury, PSS

Beth Wilson	Vice President, the Manager (2007-2013)
Vice President and Secretary	Vice President, Princor (2007-2009)
711 High Street, Des Moines, IA 50392
1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated March 1, 2013, and the Statement of Additional Information dated March 1, 2013. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved (1) the annual review and renewal of the Management Agreement and various subadvisory agreements for all Funds; (2) a Subadvisory Agreement with Colonial First State Asset Management (Australia) Limited (“Colonial First State”) for the Global Diversified Income Fund.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 10, 2013 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PFI, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between Principal Management Corporation (the “Manager”) and PFI, on behalf of each of the sixty-five (65) series of PFI (each series is referred to as a “Fund”) (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Barrow Hanley Mewhinney & Strauss, LLC; BlackRock Financial Management, Inc.; Brown Investment Advisory Incorporated; Causeway Capital Management LLC.; Clearbridge Advisors, LLC; Columbus Circle Investors (“Columbus Circle”); DDJ Capital Management, LLC; Dimensional Fund Advisors LP; Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Goldman Sachs Asset Management, L.P.; Guggenheim Investment Management, LLC; Herndon Capital Management, LLC; J.P. Morgan Investment Management, Inc.; Jacobs Levy Equity Management, Inc.; Los Angeles Capital Management and Equity Research, Inc.; Montag & Caldwell, LLC; Neuberger Berman Fixed Income LLC; Pacific Investment Management Company LLC; Post Advisory Group, LLC (“Post”); Principal Real Estate Investors, LLC (“Principal-REI”); Principal Global Investors, LLC (“PGI”); Pyramis Global Advisors, LLC; Schroder Investment Management North America Inc. (“Schroder” and including the sub-subadvisory agreement among the Manager, Schroder and Schroder Investment Management North America Limited); Spectrum Asset Management, Inc. (“Spectrum”); Stone Harbor Investment Partners LP; Tortoise Capital Advisors, LLC; T. Rowe Price Associates, Inc.; Thompson Siegel & Walmsley, LLC; Turner Investment Partners, Inc.; Vaughan Nelson Investment Management, LP; W.H. Reaves & Co., Inc.; and Westwood Management Corp. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.” The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including the Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of services provided under the Management Agreement. The Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered that, during the periods reviewed, other than for the “Core” portions of the Funds implementing the “Core Satellite” structure and all PFI Funds-of-Funds, except the SAM Portfolios, the Manager had delegated day-to-day portfolio management responsibility to the Subadvisors, and they considered the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board noted that the Manager applies the due diligence standards to the selection, monitoring and replacement of sub-advisors and the Manager proposes the selection of the most suitable sub-advisors, with a process that emphasizes Principal affiliated sub-advisors, subject to the due diligence standards. The Board also took note that the Manager applied the due diligence standards to its personnel’s management of the “Core” portfolio. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and found no issues that affected their consideration of the renewal of the Advisory Agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Manager to the Funds under the Management Agreement were satisfactory.

The Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Subadvisors to the Funds under the Subadvisory Agreements are satisfactory.

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three-year period), and compared those returns to various agreed-upon performance measures, including peer group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year history, the Board reviewed performance for a one-year or three-year period, respectively, noting that certain funds had commenced operations recently and, accordingly, no performance information was considered. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met acceptable levels of investment performance. There were some Funds or certain Subadvisors for a multi-manager Fund that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered other factors, such as the longer-term performance of each such Fund. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary.

As to each Fund, the Manager had advised the Board that the investment services delivered by each Subadvisor to the Fund were reasonable. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Subadvisor met acceptable levels of investment performance; or (ii) although the Fund experienced underperformance from the subject Subadvisor, based upon that Fund’s particular circumstances, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreement. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Fund’s management fees. The Board received information, based on data supplied by Lipper, comparing each Fund’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after any fee waivers) management fee (at average fiscal year asset levels), actual non-management fees (at average fiscal year asset levels) and actual total expense ratio (at average fiscal year asset levels for Class A shares where available) to advisory fees and expense ratios of mutual funds in a narrow peer group selected by Lipper, or for two Funds, a custom peer group recommended by the Manager and reviewed by the Board (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For Funds that did not offer Class A shares or if Class A shares represented less than 5% of the Fund’s total assets, the information provided was based upon Institutional Class shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds as well as other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. The Board considered that some Funds have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees. For most Funds, actual management fees were within the 3rd Quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the 3rd Quartile, total net expense ratios were within the 3rd Quartile or better.

For the SAM Portfolios, the Board considered information from management about the Manager’s active asset allocation strategy and determined that the strategy and processes justified higher management fees than the Funds’ peer groups and that the total expense ratios (including the expenses of the underlying funds), with the expense cap suggested by management, were within an acceptable range or compare favorably.

The Board also considered that the Manager contractually agreed to continue to waive a portion of its management fee for thirteen (13) Funds that have implemented the “Core Satellite” structure. The Board also took into consideration the management fee waivers for two Funds and the additional breakpoints in the fee schedule for seven Funds proposed by management.

In the Board’ review of the expense caps in place with respect to certain classes of a number of Funds, the Board considered the Manager’s proposals to extend the expense caps in place for most of such classes for an additional year and to let the expense caps for classes of certain Funds expire, based upon the individual circumstances of these Funds. The Board also considered the Manager’s proposals to add new expense caps to a share class of two Funds.

Considering all factors they deemed relevant, the Board concluded that the management fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the applicable Advisory Agreements, for the year ended December 31, 2012. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, Principal-REI, Edge, Columbus Circle, Spectrum, and Post) The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability percentages the Manager provided.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees. The Board also noted the additional breakpoints offered by management for seven Funds. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the applicable Management Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the International Equity Index Fund, LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, SmallCap S&P 600 Index Fund and the LifeTime Funds do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Funds has a relatively low basis point fee (25 basis points or less) on all Fund assets.

Subadvisory Fees, Economies of Scale and Profitability

For each Fund the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Funds. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Fund were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

Colonial First State Subadvisory Agreement

At its September 10, 2013 meeting, the Board considered whether to approve a subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Colonial First State (the “Subadvisor”) for the Global Diversified Income Fund (the “Fund”).

Nature, Quality and Extent of Services.

The Board considered the nature, quality and extent of services expected to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing subadvisors and that the Manager recommended the Subadvisor based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Subadvisor under the Subadvisory Agreement are expected to be satisfactory.

Investment Performance.

The Board reviewed the historical one-year, three-year and five-year performance returns and ranking as of June 30, 2013 of the Subadvisor in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to a Morningstar peer group, a relevant benchmark index and a composite with a similar investment strategy managed by a current subadvisor to the Fund. The Board concluded, based on the information provided, that the historical investment performance record of the Subadvisor was satisfactory.

Fees, Economies of Scale and Profitability.

The Board considered the proposed subadvisory fee, noting that the Manager will compensate the Subadvisor from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under the Subadvisory Agreement. The Board noted that the proposed subadvisory fee schedule includes breakpoints and concluded that the subadvisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered the Subadvisor’s statement that it does not charge a lower fee to any other subadvisory client for this strategy and the Manager’s statement that it found the Subadvisor’s proposed fee to be competitive for this strategy. In addition, in evaluating the subadvisory fees and the factor of profitability, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and the Subadvisor. On the basis of the information provided, the Board concluded that the proposed subadvisory fee was reasonable.

Other Benefits.

The Board also considered the character and amount of other incidental benefits to be received by the Subadvisor when evaluating the subadvisory fee. The Board concluded that taking into account these potential benefits, the proposed subadvisory fee was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Subadvisory Agreement are fair and reasonable and that approval of the Subadvisory Agreement is in the best interests of the Fund.

FEDERAL INCOME TAX INFORMATION
PRINCIPAL FUNDS, INC.
October 31, 2013 (unaudited )

Long Term Capital Gain Dividends. Certain of the Funds distributed long term capital gain dividends during the fiscal year ended October 31, 2013. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

On February 17, 2012, Principal Funds, Inc. – SmallCap Blend Fund acquired Principal Funds, Inc. - SmallCap Value Fund. A long-term capital gain dividend of $2,001,433 was declared and paid by Principal Funds, Inc. – SmallCap Blend Fund on December 19, 2012 on behalf of Principal Funds, Inc. – SmallCap Value Fund.

Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2013, that qualifies for the dividend received deduction is as follows:

Deductible
Percentage
Equity Income Fund	78%
Global Diversified Income Fund	12%
Global Real Estate Securities Fund	1%
High Yield Fund	1%
High Yield Fund I	1%
International Emerging Markets Fund	2%
LargeCap Growth Fund	100%
LargeCap Growth Fund I	100%
LargeCap S&P 500 Index Fund	100%
LargeCap Value Fund	79%
MidCap Blend Fund	96%
Principal Capital Appreciation Fund	100%
SmallCap Blend Fund	100%

Qualified Dividend Income. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax

Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2013, taxed at a maximum rate of 15% is as follows:

Percentage
Diversified International Fund	100%
Equity Income Fund	100%
Global Diversified Income Fund	18%
Global Real Estate Securities Fund	5%
High Yield Fund	1%
High Yield Fund I	1%
International Emerging Markets Fund	95%
LargeCap Growth Fund	100%
LargeCap Growth Fund I	100%
LargeCap S&P 500 Index Fund	100%
LargeCap Value Fund	79%
MidCap Blend Fund	100%
Principal Capital Appreciation Fund	100%
Real Estate Securities Fund	3%
SmallCap Blend Fund	100%

Foreign Taxes Paid. The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid by each Fund to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended October 31, 2013, are as follows:

Foreign Taxes
Per Share
Diversified International Fund	$0.0265
Global Real Estate Securities Fund	$0.0105
International Emerging Markets Fund	$0.0756

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns.

For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the Fund’s transfer agent.

Intentionally Left Blank

Intentionally Left Blank

Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370

Do not use this address for business correspondence.

WE’LL GIVE YOU AN EDGE®

principalfunds.com

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

A mutual fund’s share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

     This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.

To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., 800-222-5852, member of the Principal Financial Group®.

Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, and Principal Funds, Inc. are collectively referred to as Principal Funds.

FV400-07 | 12/2013 | t13102502a8
©2013 Principal Financial Services, Inc.

CLASS A, B, & C SHARES

Principal Strategic Asset Management Portfolios and Principal LifeTime Funds

     Annual Report for Asset Allocation Investments

October 31, 2013

Letter from the President	1
Economic & Financial Market Review	3
Principal LifeTime 2010 Fund	4
Principal LifeTime 2020 Fund	6
Principal LifeTime 2030 Fund	8
Principal LifeTime 2040 Fund	10
Principal LifeTime 2050 Fund	12
Principal LifeTime Strategic Income Fund	14
SAM Balanced Portfolio	16
SAM Conservative Balanced Portfolio	18
SAM Conservative Growth Portfolio	20
SAM Flexible Income Portfolio	22
SAM Strategic Growth Portfolio	24
Glossary	26
Financial Statements	28
Notes to Financial Statements	47
Schedules of Investments	55
Financial Highlights (Includes performance information)	78
Report of Independent Registered Public Accounting Firm	88
Shareholder Expense Example	89
Supplemental Information	91

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

Nora Everett
President and CEO, Principal Funds

The broad U.S. equities market delivered 29.0% for the one-year period ending October 31st, 2013, despite congressional gridlock that resulted in a 17-day partial shutdown of the federal government in the final month of the period. The strong market performance was aided in large part by the Federal Reserve’s continued accommodative monetary policy.1 Though volatility had spiked in May and June on comments by the Fed that it could begin tapering its bond purchases in 2013, investor concern appeared to subside as equities recovered to continue their rally. While the Fed’s latest round of quantitative easing (QE3) has been a key driver of the U.S. market, improving housing and employment data as well as modest economic growth in the past year have aided results as well.

Outside the U.S., equity markets in both developed and emerging economies underperformed U.S. equities, with developed markets returning 26.9% and emerging markets delivering 6.5% for the one-year period through October 31.2 Developed markets were helped by mildly improving economic sentiment in the European Union as the region appeared to be exiting its recession. Emerging markets struggled due primarily to headwinds such as a slower pace of growth in China, weak economic conditions, lower commodity prices and the rising competitiveness of the U.S. dollar.3 Because markets tend to fluctuate, we believe the most prudent approach for investing your portfolio is to select an allocation that is broadly diversified both across and within asset classes.4 We encourage you to work with your financial professional in choosing investments and monitoring your portfolio’s performance as you work toward realizing your financial goals.

Investments to help you reach for your goals

Our mutual funds cover a wide range of asset classes to help you diversify your portfolio as you save for the future —whether you are investing for goals that are years down the road, or closer at hand. You can select a mix of our individual funds, or you can choose one of our asset allocation funds (which are already broadly diversified).

We have a long history of commitment to asset allocation investing. In fact, our expertise in this area recently was recognized by Lipper, which awarded Principal Funds a 2013 Lipper Award as the “Best Mixed-Asset Fund Manager over the 3-year period” out of 40 firms in the Large Company category.5 This award was based on the collective consistent performance of 15 of our asset allocation funds: 11 Principal LifeTime Funds, three Strategic Asset Management (SAM) Funds, and the Global Diversified Income Fund.6 We provide mutual funds structured with the goal of helping to support your retirement income needs over time. These funds focus on complementing traditional portfolios by combating three key retirement risks: longevity (the risk of outliving your savings), inflation and market volatility. For more information, ask your financial professional about our Principal Portfolio Construction StrategiesSM.

Whatever your financial goals, we have a wide range of mutual funds to help you succeed.

On behalf of everyone at Principal Funds, I thank you for your business.

Nora Everett, President and CEO
Principal Funds

About Principal LifeTime

The Principal LifeTime Funds, which are target-date funds, invest in underlying Principal Funds. Each Principal LifeTime Fund is managed toward a particular target (retirement) date, or the approximate date the participant or investor starts withdrawing money. As each Principal LifeTime Fund approaches its target date, the investment mix becomes more conservative by increasing exposure to generally more conservative investment options and reducing exposure to typically more aggressive investment options. The asset allocation for each Principal LifeTime Fund is regularly re-adjusted within a timeframe that extends 10-15 years beyond the target date, at which point it reaches its most conservative allocation. Principal LifeTime Funds assume the value of the investor's account will be withdrawn gradually during retirement. Neither the principal nor the underlying assets of the Principal LifeTime Funds are guaranteed at any time, including the target date. Investment risk remains at all times.

1

Past performance is no guarantee of future results

1 Broad U.S. equities market: Russell 3000 Index

2 International equities, developed markets: MSCI EAFE Index; international equities, emerging markets: MSCI Emerging Markets Index

3 Source for portions of this commentary: “On the Other Hand: Economic Insights,” by Bob Baur, Randy Mundt, Robin Anderson and the Economic Committee, May, June and October editions, Principal Global Investors

4 Asset allocation/diversification does not guarantee a profit or protect against a loss. Past performance is no guarantee of future results.

5 Principal Management Corp. was ranked #1 out of 40 eligible companies in Lipper’s Mixed-Asset category for the three-year period ended 11/30/12. The lowest average decile rank of the three years’ Consistent Return (effective return) measure of the eligible funds per asset class and group determine the asset class group award winner over the three-year period. Asset class group awards are given for the three-year period only. The funds did not win the awards for other time periods. The individual funds that made up the category may not have ranked number one in their categories. Lipper’s large company universe is comprised of fund families with more than $43.5 billion in assets under management. Individual fund classification awards extend over 3, 5 and 10 years. The highest Lipper Leader for Consistent Return value within each eligible classification determines the fund classification winner over 3, 5 and 10 years.

6 Lipper rankings were based on Institutional class shares. Institutional class shares are available only to eligible investors such as plan participants. See the prospectus for eligibility requirements. Principal LifeTime Funds: 2010 Fund — 3 yrs: 1/124 funds; 5 yrs: 40/106 funds; 10 yrs: N/A. 2015 Fund — 3 yrs: 1/109 funds; 5 yrs: N/A; 10 yrs: N/A; 2020 Fund — 3 yrs: 3/164; 5 yrs: 25/120 funds; 10 yrs: 2/18 funds. 2025 Fund — 3 yrs: 4/93 funds; 5 yrs: N/A; 10 yrs: N/A. 2030 Fund — 3 yrs: 7/161 funds; 5 yrs: 16/117 funds; 10 yrs: 2/13 funds. 2035 Fund — 3 yrs: 5/93 funds; 5 yrs: N/A; 10 yrs: N/A. 2040 Fund — 3 yrs: 11/158 funds; 5 yrs: 28/111 funds; 10 yrs: 2/13 funds. 2045 Fund — 3 yrs: 5/90 funds; 5 yrs: N/A; 10 yrs: N/A. 2050 Fund — 3 yrs: 5/142 funds; 5 yrs: 17/77 funds; 10 yrs: N/A. 2055 Fund — 3 yrs: 12/142 funds; 5 yrs: N/A; 10 yrs: N/A. Global Diversified Income Fund — 3 yrs: 2/197 funds; 5 yrs: N/A funds; 10 yrs: N/A. Principal Strategic Asset Management (SAM) Balanced Portfolio —3 yrs: 101/523 funds; 5 yrs: 52/476 funds; 10 yrs: N/A. Principal Strategic Asset Management (SAM) Conservative Balanced Portfolio — 3 yrs: 116/420 funds; 5 yrs: 53/383 funds; 10 yrs: N/A. Principal Strategic Asset Management (SAM) Flexible Income Portfolio — 3 yrs: 63/290 funds; 5 yrs: 28/267 funds; 10 yrs: N/A

2

Economic & Financial Market Review

Investors in U.S. equities were handsomely rewarded during the 12-month period that ended October 31, 2013, though there were significant bumps along the way. In mid-September 2012, the Federal Reserve announced its latest round of quantitative easing (QE3) in a continued effort to keep long-term interest rates down. While U.S. equities rallied in response during the third quarter of 2012, in the fourth quarter they could barely muster a positive return (0.3%) as the country found itself largely preoccupied first with the November presidential election and then, almost immediately, with the protracted fiscal policy debate in Congress.1 As days went by and the December 31, 2012 deadline for Congress to deliver a budget came ever closer, the resulting uncertainty seemed to paralyze U.S. markets.

However, as soon as legislation finally passed on January 1st, 2013 delaying severe budget cuts for another two months, U.S. equities soared, returning 11.1% for the first quarter of 2013.1 Both the Dow Jones Industrial Average and S&P 500 Index reached new highs in March, surpassing their previous records set in 2007 before the recession.2 The market rallied on into the second quarter, but was stymied once again as volatility spiked in May, and again in June, following comments by Fed Chairman Ben Bernanke that stimulus reduction could possibly begin in 2013. Though U.S. stocks receded somewhat on this news from mid-May through June, they rebounded through most of the third quarter — until extreme congressional gridlock over funding the federal government resulted in a partial government shutdown that lasted 17 days. While volatility spiked during the shutdown, once it was over U.S. equities responded positively yet again, ultimately delivering 29.0% overall for the 12-month period ending October 31.1

Throughout the year, strong U.S. market results were driven more by the Fed’s accommodative monetary policy than by the economy. That is not to suggest the economy didn’t improve; real GDP (the output of goods and services produced by labor and property located in the U.S.) did increase over the year, but at a modest rate (averaging less than 2%).3 However, the rate of growth was sufficient to help reduce the unemployment rate to 7.3% as of October 2013.4 Two strong sectors of the economy over the period were housing and autos; home prices were up 12.8% year-over-year through August, while automobile sales reached 15.23 million units (annualized) for October.5 Also, corporate earnings rose over the year, with particular strength seen within the financial sector, which posted record earnings in the second quarter of 2013.6 The economic data suggest the U.S. is in a slow-growth economy characterized by rising corporate earnings and slowly declining unemployment.

Still, some storm clouds remain on the horizon. While the unemployment rate recently hit a monthly low not seen since late 2008, much of the improvement has resulted from job-seekers finding part-time work and occurred within industries at the lower end of the pay scale. Some of the reduction in the unemployment rate also has been due to discouraged job-seekers, who have stopped looking for work and are no longer counted among the unemployed. The weak financial conditions of some local and state governments merit concern as well. Detroit filed for bankruptcy on July 18, culminating a period of difficult negotiations between the city and its labor unions. Detroit is not alone, however. Illinois and California, while not filing for bankruptcy, have huge pension liabilities that ultimately will need to be addressed. We also face the uncertain outcome of the Fed’s tapering process once it is initiated. Interest rates spiked in May when Chairman Bernanke mentioned the possibility of beginning to reduce the Fed’s bond purchase program. A key concern is that should the Fed reduce (and ultimately end) its efforts to artificially keep interest rates low, they will climb. Higher rates could dampen growth, with potentially significant consequences in areas such as auto and home sales.

The partial shutdown of the U.S. government, while embarrassing globally, had little impact economically. The Senate and House finally agreed on a compromise bill that essentially maintained the status quo, funding the federal government through January 2014 and extending the debt ceiling through mid-February 2014. But the underlying issues of preventing future shutdowns and default remained unresolved, bumped down the road to perhaps flare up yet again when the newly established deadlines become the present rather than the future.

Outside the U.S., international equities in developed economies returned 26.9% for the one-year period ending Oct. 31, but emerging markets ended the period up just 6.5%.7 Though emerging markets rallied at the beginning of the past year, they have struggled thus far in 2013. Emerging markets’ recent weak results have been due in large part to weaker demand for commodities and ongoing concern that China’s economy may have slowed down. With an average increase in economic growth of about 10% a year over the past decade, China helped support the global economy throughout the recession. A potential slowdown in China could impact the pace of global economic growth.8, 9

1 Broad U.S. equities market: Russell 3000 Index

2 The DJIA closed at 14,253.77 on March 5, 2013, surpassing its previous closing high of 14,164.53 achieved in Oct. 2007. The S&P 500 Index closed at 1,569.19 on March 28, 2013, above its previous closing high of 1,565.15 achieved in Oct. 2007.

[3]	bea.gov
[4]	U.S. Bureau of Labor Statistics data released November 8, 2013; bls.gov
[5]	Home prices source: 20-City Composite, S&P/Case-Shiller Home Price Indices; auto sales source: Wards Automotive
[6]	spindices.com
[7]	International developed markets: MSCI EAFE Index; international emerging markets: MSCI Emerging Markets Index
[8]	“Challenges for the Future of Chinese Economic Growth,” Jane Haltmaier, Senior Adviser-Division of International Finance, U.S. Federal

Reserve, January 2013; federalreserve.gov/pubs/ifdp/2013/1072/ifdp1072.pdf

9 “Fed Study Says China’s Growth Could Slow Sharply by 2030,” Reuters, March 26, 2013; reuters.com/article/2013/03/26/us-usa-fed-china-idUSBRE92P14T20130326

3

Principal LifeTime 2010 Fund

Portfolio Managers:

Matthew Annenberg, CFA	James W. Fennessey, CFA
Dirk Laschanzky, CFA	Jeffrey R. Tyler, CFA
Principal Global Investors, LLC	Randy L. Welch
Principal Management Corporation

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the fixed income asset class, strong performance by the underlying Core Plus Bond Fund I (sub-advised by PIMCO) and Bond & Mortgage Securities Fund (sub-advised by Principal Global Investors) benefited returns as both funds outperformed the broad Barclays Aggregate Bond Index. Dedicated exposure to the high yield asset class also contributed positively as the underlying High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. In addition, the underlying LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) added value relative to their specific indexes and the broad Russell 3000 Index. Exposure to the Diversified International Fund (sub-advised by Principal Global Investors) detracted from returns as it significantly lagged the MSCI EAFE Index. In addition, exposure to international emerging markets hindered performance as emerging-market stocks significantly lagged international stocks in developed markets. Also, the underlying International Emerging Markets Fund (sub-advised by Principal Global Investors) negatively impacted results due to lagging its specific index. Finally, exposure to U.S. large-cap value equities detracted from performance as the LargeCap Value Fund (sub-advised by Principal Global Investors), LargeCap Value Fund I (co-sub-advised by TS&W and Herndon) and Equity Income Fund (sub-advised by Edge Asset Management) lagged the Russell 1000 Value Index.

4

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/14. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
				Inception	Extended
1-Year		5-Year	10-Year		Performance
				Date	Inception Date
Class A Shares Excluding Sales Charge	10.45%	10.92%	5.18%	6/28/05	3/1/01
Including Sales Charge	6.34%	10.08%	4.78%

Total Investment Expense as shown in the 3/1/13 prospectus
Gross Expense Ratio				Net Expense Ratio
Class A Shares		1.12%		1.04%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: 3.68% (1-year); 6.34% (5-year); 4.80% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

5

Principal LifeTime 2020 Fund

Portfolio Managers:

Matthew Annenberg, CFA	James W. Fennessey, CFA
Dirk Laschanzky, CFA	Jeffrey R. Tyler, CFA
Principal Global Investors, LLC	Randy L. Welch
Principal Management Corporation

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the fixed income asset class, strong performance by the underlying Core Plus Bond Fund I (sub-advised by PIMCO) and Bond & Mortgage Securities Fund (sub-advised by Principal Global Investors) benefited returns as both funds outperformed the broad Barclays Aggregate Bond Index. Dedicated exposure to the high yield asset class also contributed positively as the underlying High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. In addition, the underlying LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) added value relative to their specific indexes and the broad Russell 3000 Index. Exposure to the Diversified International Fund (sub-advised by Principal Global Investors) detracted from returns as it significantly lagged the MSCI EAFE Index. In addition, exposure to international emerging markets hindered performance as emerging-market stocks significantly lagged international stocks in developed markets. Also, the underlying International Emerging Markets Fund (sub-advised by Principal Global Investors) negatively impacted results due to lagging its specific index. Finally, exposure to U.S. large-cap value equities detracted from performance as the LargeCap Value Fund (sub-advised by Principal Global Investors), LargeCap Value Fund I (co-sub-advised by TS&W and Herndon) and Equity Income Fund (sub-advised by Edge Asset Management) lagged the Russell 1000 Value Index.

6

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%). See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/14. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	15.35%	12.27%	6.00%	6/28/05	3/1/01
	Including Sales Charge	8.98%	11.02%	5.41%
Class B Shares	Excluding Sales Charge	14.55%	11.42%	5.23%	6/28/05	3/1/01
	Including Sales Charge	9.55%	11.16%	5.23%

Total Investment Expense as shown in the 3/1/13 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.15%	1.09%
Class B Shares	2.16%	1.84%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: 5.31% (1-year); 6.65% (5-year); 5.42% (10-year)
Class B Shares: 5.66% (1-year); 6.76% (5-year); 5.24% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

7

Principal LifeTime 2030 Fund

Portfolio Managers:

Matthew Annenberg, CFA	James W. Fennessey, CFA
Dirk Laschanzky, CFA	Jeffrey R. Tyler, CFA
Principal Global Investors, LLC	Randy L. Welch
Principal Management Corporation

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the fixed income asset class, strong performance by the underlying Core Plus Bond Fund I (sub-advised by PIMCO) and Bond & Mortgage Securities Fund (sub-advised by Principal Global Investors) benefited returns as both funds outperformed the broad Barclays Aggregate Bond Index. Dedicated exposure to the high yield asset class also contributed positively as the underlying High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. In addition, the underlying LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) added value relative to their specific indexes and the broad Russell 3000 Index. Exposure to the Diversified International Fund (sub-advised by Principal Global Investors) detracted from returns as it significantly lagged the MSCI EAFE Index. In addition, exposure to international emerging markets hindered performance as emerging-market stocks significantly lagged international stocks in developed markets. Also, the underlying International Emerging Markets Fund (sub-advised by Principal Global Investors) negatively impacted results due to lagging its specific index. Finally, exposure to U.S. large-cap value equities detracted from performance as the LargeCap Value Fund (sub-advised by Principal Global Investors) and LargeCap Value Fund I (co-sub-advised by TS&W and Herndon) lagged the Russell 1000 Value Index.

8

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%). See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/14. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	18.51%	12.97%	6.30%	6/28/05	3/1/01
	Including Sales Charge	12.03%	11.69%	5.71%
Class B Shares	Excluding Sales Charge	17.56%	12.11%	5.56%	6/28/05	3/1/01
	Including Sales Charge	12.56%	11.86%	5.56%

Total Investment Expense as shown in the 3/1/13 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.24%	1.13%
Class B Shares	2.28%	1.88%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: 7.57% (1-year); 6.93% (5-year); 5.75% (10-year)
Class B Shares: 8.03% (1-year); 7.07% (5-year); 5.60% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

9

Principal LifeTime 2040 Fund

Portfolio Managers:

Matthew Annenberg, CFA	James W. Fennessey, CFA
Dirk Laschanzky, CFA	Jeffrey R. Tyler, CFA
Principal Global Investors, LLC	Randy L. Welch
Principal Management Corporation

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the fixed income asset class, strong performance by the underlying Core Plus Bond Fund I (sub-advised by PIMCO) and Bond & Mortgage Securities Fund (sub-advised by Principal Global Investors) benefited returns as both funds outperformed the broad Barclays Aggregate Bond Index. Dedicated exposure to the high yield asset class also contributed positively as the underlying High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. In addition, the underlying LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) added value relative to their specific indexes and the broad Russell 3000 Index. Exposure to the Diversified International Fund (sub-advised by Principal Global Investors) detracted from returns as it significantly lagged the MSCI EAFE Index. In addition, exposure to international emerging markets hindered performance as emerging-market stocks significantly lagged international stocks in developed markets. Also, the underlying International Emerging Markets Fund (sub-advised by Principal Global Investors) negatively impacted results due to lagging its specific index. Finally, exposure to U.S. large-cap value equities detracted from performance as the LargeCap Value Fund (sub-advised by Principal Global Investors) and LargeCap Value Fund I (co-sub-advised by TS&W and Herndon) lagged the Russell 1000 Value Index.

10

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%). See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/14. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	21.35%	13.41%	6.45%	6/28/05	3/1/01
	Including Sales Charge	14.70%	12.15%	5.86%
Class B Shares	Excluding Sales Charge	20.43%	12.57%	5.70%	6/28/05	3/1/01
	Including Sales Charge	15.43%	12.32%	5.70%

Total Investment Expense as shown in the 3/1/13 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.31%	1.15%
Class B Shares	2.42%	1.90%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: 9.75% (1-year); 7.04% (5-year); 5.94% (10-year)
Class B Shares: 10.23% (1-year); 7.17% (5-year); 5.78% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

11

Principal LifeTime 2050 Fund

Portfolio Managers:

Matthew Annenberg, CFA	James W. Fennessey, CFA
Dirk Laschanzky, CFA	Jeffrey R. Tyler, CFA
Principal Global Investors, LLC	Randy L. Welch
Principal Management Corporation

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the fixed income asset class, strong performance by the underlying Core Plus Bond Fund I (sub-advised by PIMCO) and Bond & Mortgage Securities Fund (sub-advised by Principal Global Investors) benefited returns as both funds outperformed the broad Barclays Aggregate Bond Index. Dedicated exposure to the high yield asset class also contributed positively as the underlying High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. In addition, the underlying LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) added value relative to their specific indexes and the broad Russell 3000 Index. Exposure to the Diversified International Fund (sub-advised by Principal Global Investors) detracted from returns as it significantly lagged the MSCI EAFE Index. In addition, exposure to international emerging markets hindered performance as emerging-market stocks significantly lagged international stocks in developed markets. Also, the underlying International Emerging Markets Fund (sub-advised by Principal Global Investors) negatively impacted results due to lagging its specific index. Finally, exposure to U.S. large-cap value equities detracted from performance as the LargeCap Value Fund (sub-advised by Principal Global Investors) and LargeCap Value Fund I (co-sub-advised by TS&W and Herndon) lagged the Russell 1000 Value Index.

12

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%). See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/14. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	22.78%	13.69%	6.59%	6/28/05	3/1/01
	Including Sales Charge	16.07%	12.41%	5.99%
Class B Shares	Excluding Sales Charge	21.92%	12.83%	6.04%	3/15/06	3/1/01
	Including Sales Charge	16.92%	12.59%	6.04%

Total Investment Expense as shown in the 3/1/13 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.43%	1.16%
Class B Shares	3.62%	1.91%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: 10.82% (1-year); 7.14% (5-year); 6.13% (10-year)
Class B Shares: 11.39% (1-year); 7.24% (5-year); 6.19% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

13

Principal LifeTime Strategic Income Fund

Portfolio Managers:

Matthew Annenberg, CFA	James W. Fennessey, CFA
Dirk Laschanzky, CFA	Jeffrey R. Tyler, CFA
Principal Global Investors, LLC	Randy L. Welch
Principal Management Corporation

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the fixed income asset class, strong performance by the underlying Core Plus Bond Fund I (sub-advised by PIMCO) and Bond & Mortgage Securities Fund (sub-advised by Principal Global Investors) benefited returns as both funds outperformed the broad Barclays Aggregate Bond Index. Dedicated exposure to the high yield asset class also contributed positively as the underlying High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. In addition, the underlying LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) added value relative to their specific indexes and the broad Russell 3000 Index. Exposure to the Diversified International Fund (sub-advised by Principal Global Investors) detracted from returns as it significantly lagged the MSCI EAFE Index. In addition, exposure to international emerging markets hindered performance as emerging-market stocks significantly lagged international stocks in developed markets. Also, the underlying International Emerging Markets Fund (sub-advised by Principal Global Investors) negatively impacted results due to lagging its specific index. Finally, exposure to U.S. large-cap value equities detracted from performance as the Equity Income Fund (sub-advised by Edge Asset Management) lagged the Russell 1000 Value Index.

14

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%). See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/14. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	5.26%	8.60%	4.35%	6/28/05	3/1/01
	Including Sales Charge	1.33%	7.76%	3.95%
Class B Shares	Excluding Sales Charge	4.45%	7.80%	3.75%	3/15/06	3/1/01
	Including Sales Charge	-0.55%	7.50%	3.75%

Total Investment Expense as shown in the 3/1/13 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.12%	1.00%
Class B Shares	5.63%	1.75%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: -0.20% (1-year); 5.22% (5-year); 3.97% (10-year)
Class B Shares: -2.14% (1-year); 4.89% (5-year); 3.78% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

15

SAM Balanced Portfolio

Portfolio Managers:

Charles D. Averill, CFA
Jill R. Cuniff
Todd A. Jablonski, CFA
Edge Asset Management , Inc

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

A tactical preference for equities versus fixed income aided performance as equity holdings outperformed fixed income holdings within the underlying funds. Also, selection of large-cap growth equities within the underlying funds contributed positively to results, as did selection of mid-cap value equities. A strategic allocation to international equities in emerging markets detracted from performance as those holdings underperformed U.S. equities and international equities in developed markets. Selection of large-cap value equities within the underlying funds negatively impacted results as well. An allocation to an absolute return-focused fund, which underperformed relative to equities, also contributed negatively to results.

16

Value of a $10,000 Investment* October 31, 2003 - October 31, 2013

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2013
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	15.97%	12.03%	6.68%
	Including Sales Charge	9.58%	10.77%	6.07%
Class B Shares	Excluding Sales Charge	15.11%	11.13%	6.00%
	Including Sales Charge	10.11%	10.87%	6.00%
Class C Shares	Excluding Sales Charge	15.17%	11.20%	5.88%
	Including Sales Charge	14.17%	11.20%	5.88%

Total Investment Expense as shown in the 3/1/13 prospectus
Gross/Net Expense Ratio
Class A Shares	1.38%
Class B Shares	2.22%
Class C Shares	2.12%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: 5.97% (1-year); 7.24% (5-year); 6.11% (10-year)
Class B Shares: 6.28% (1-year); 7.27% (5-year); 6.06% (10-year)
Class C Shares: 10.38% (1-year); 7.66% (5-year); 5.93% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

17

SAM Conservative Balanced Portfolio

Portfolio Managers:

Charles D. Averill, CFA
Jill R. Cuniff
Todd A. Jablonski, CFA
Edge Asset Management , Inc

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

Selection of large-cap growth equities within the underlying funds contributed positively to results. A strategic allocation to high yield bonds within the underlying funds also benefited performance due to outperforming other fixed income securities. Additionally, a tactical preference for equities versus fixed income aided performance as equity holdings outperformed fixed income holdings within the underlying funds. A strategic allocation to international equities in emerging markets detracted from performance as those holdings underperformed U.S. equities and international equities in developed markets. Selection of large-cap value equities within the underlying funds negatively impacted results as well. Performance also was hindered by selection of international equities in developed markets within the underlying funds.

18

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/14. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2013
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	10.41%	10.62%	6.12%
	Including Sales Charge	4.37%	9.38%	5.52%
Class B Shares	Excluding Sales Charge	9.57%	9.74%	5.47%
	Including Sales Charge	4.57%	9.46%	5.47%
Class C Shares	Excluding Sales Charge	9.60%	9.81%	5.34%
	Including Sales Charge	8.60%	9.81%	5.34%

Total Investment Expense as shown in the 3/1/13 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.32%	1.25%
Class B Shares	2.18%	2.00%
Class C Shares	2.06%	2.00%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: 1.86% (1-year); 6.74% (5-year); 5.50% (10-year)
Class B Shares: 1.92% (1-year); 6.78% (5-year); 5.43% (10-year)
Class C Shares: 5.93% (1-year); 7.17% (5-year); 5.31% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio’s performance in 2003 benefited from agreements to limit the portfolio’s expenses.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

19

SAM Conservative Growth Portfolio

Portfolio Managers:

Charles D. Averill, CFA
Jill R. Cuniff
Todd A. Jablonski, CFA
Edge Asset Management , Inc

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

A tactical preference for equities versus fixed income aided performance as equity holdings outperformed fixed income holdings within the underlying funds. Also, selection of large-cap growth equities within the underlying funds contributed positively to results, as did selection of mid-cap value equities. A strategic allocation to international equities in emerging markets detracted from performance as those holdings underperformed U.S. equities and international equities in developed markets. Selection of large-cap value equities within the underlying funds negatively impacted results as well. In addition, selection of international equities in developed markets within the underlying funds hindered performance.

20

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2013
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	20.88%	12.94%	6.81%
	Including Sales Charge	14.21%	11.67%	6.20%
Class B Shares	Excluding Sales Charge	19.86%	12.02%	6.13%
	Including Sales Charge	14.86%	11.76%	6.13%
Class C Shares	Excluding Sales Charge	20.01%	12.11%	6.00%
	Including Sales Charge	19.01%	12.11%	6.00%

Total Investment Expense as shown in the 3/1/13 prospectus
Gross/Net Expense Ratio
Class A Shares	1.43%
Class B Shares	2.26%
Class C Shares	2.18%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: 9.53% (1-year); 7.12% (5-year); 6.31% (10-year)
Class B Shares: 9.84% (1-year); 7.15% (5-year); 6.25% (10-year)
Class C Shares: 13.89% (1-year); 7.51% (5-year); 6.11% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

21

SAM Flexible Income Portfolio

Portfolio Managers:

Charles D. Averill, CFA
Jill R. Cuniff
Todd A. Jablonski, CFA
Edge Asset Management , Inc

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

A tactical preference for equities versus fixed income aided performance as equity holdings outperformed fixed income holdings within the underlying funds. A strategic allocation to high yield bonds within the underlying funds also benefited performance due to outperforming other fixed income securities. In addition, selection of investment-grade corporate bonds within the underlying funds contributed positively to results. A strategic allocation to international equities in emerging markets detracted from performance as those holdings underperformed U.S. equities and international equities in developed markets. Selection of large-cap value equities within the underlying funds negatively impacted results as well. Also, selection among U.S. real estate investment trust holdings within the underlying funds hindered performance as they underperformed relative to equities during the period.

22

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2013
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	7.09%	9.95%	5.60%
	Including Sales Charge	3.05%	9.12%	5.19%
Class B Shares	Excluding Sales Charge	6.10%	9.06%	4.94%
	Including Sales Charge	1.10%	8.77%	4.94%
Class C Shares	Excluding Sales Charge	6.25%	9.15%	4.82%
	Including Sales Charge	5.25%	9.15%	4.82%

Total Investment Expense as shown in the 3/1/13 prospectus
Gross/Net Expense Ratio
Class A Shares	1.28%
Class B Shares	2.12%
Class C Shares	2.03%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: 1.18% (1-year); 7.03% (5-year); 5.13% (10-year)
Class B Shares: -0.89% (1-year); 6.64% (5-year); 4.87% (10-year)
Class C Shares: 3.31% (1-year); 7.06% (5-year); 4.74% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

23

SAM Strategic Growth Portfolio

Portfolio Managers:

Charles D. Averill, CFA
Jill R. Cuniff
Todd A. Jablonski, CFA
Edge Asset Management , Inc

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

Selection of large-cap growth equities within the underlying funds contributed positively to results, as did selection of mid-cap value equities. Also, a tactical preference for equities versus fixed income aided performance as equity holdings outperformed fixed income holdings within the underlying funds. A strategic allocation to international equities in emerging markets detracted from performance as those holdings underperformed U.S. equities and international equities in developed markets. Selection of large-cap value equities within the underlying funds negatively impacted results as well. Also, selection among U.S. real estate investment trust holdings within the underlying funds hindered performance as they underperformed relative to equities during the period.

24

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2013
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	24.92%	13.64%	6.93%
	Including Sales Charge	18.04%	12.37%	6.32%
Class B Shares	Excluding Sales Charge	23.89%	12.74%	6.27%
	Including Sales Charge	18.89%	12.49%	6.27%
Class C Shares	Excluding Sales Charge	24.00%	12.82%	6.14%
	Including Sales Charge	23.00%	12.82%	6.14%

Total Investment Expense as shown in the 3/1/13 prospectus
Gross/Net Expense Ratio
Class A Shares	1.48%
Class B Shares	2.32%
Class C Shares	2.23%

Average annual total returns* including sales charge as of 9/30/13:
Class A Shares: 12.10% (1-year); 7.11% (5-year); 6.48% (10-year)
Class B Shares: 12.70% (1-year); 7.16% (5-year); 6.43% (10-year)
Class C Shares: 16.80% (1-year); 7.53% (5-year); 6.30% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

25

Glossary

Barclays Aggregate Bond Index:

A broad-based index intended to represent the U.S. fixed-income market.

Morgan Stanley Capital International (MSCI) EAFE Index:

A broad-based, market-capitalization weighted index of equity markets representing developed countries in Europe, Australasia, and the Far East.

Morgan Stanley Capital International (MSCI) Emerging Markets Index:

A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets

Principal LifeTime 2010 Blended Index:

The index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2010 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2013 are 57.50% Barclays Aggregate Index, 31.35% Russell 3000 Index, and 11.15% MSCI EAFE Index.

Principal LifeTime 2020 Blended Index:

The index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2020 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2013 are 45.95% Russell 3000 Index, 37.25% Barclays Aggregate Index, and 16.80% MSCI EAFE Index.

Principal LifeTime 2030 Blended Index:

The index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2030 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2013 are 55.80% Russell 3000 Index, 23.75% Barclays Aggregate Index, and 20.45% MSCI EAFE Index.

Principal LifeTime 2040 Blended Index:

The index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2040 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2013 are 62.45% Russell 3000 Index, 24.35% MSCI EAFE Index, and 13.20% Barclays Aggregate Index.

Principal LifeTime 2050 Blended Index:

The index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2050 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2013 are 65.85% Russell 3000 Index, 27.10% MSCI EAFE Index, and 7.05% Barclays Aggregate Index.

Principal LifeTime Strategic Income Blended Index:

The index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime Strategic Income Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2013 are 75.00% Barclays Aggregate Index, 19.45% Russell 3000 Index, and 5.55% MSCI EAFE Index.

Russell 1000® Index:

The index measures the performance of the highest ranking 1,000 stocks in the Russell 3000® Index.

Russell 1000® Value Index:

The index measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values.

26

Glossary

Russell 3000® Index:

The index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500 Index:

A market-capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market.

SAM Balanced Blended Index:

The index is composed of 45% Russell 3000 Index, 40% Barclays Aggregate Bond Index, and 15% MSCI EAFE Index.

SAM Conservative Balanced Blended Index:

The index is composed of 60% Barclays Aggregate Bond Index, 30% Russell 3000 Index, and 10% MSCI EAFE Index.

SAM Conservative Growth Blended Index:

The index is composed of 60% Russell 3000 Index, 20% Barclays Aggregate Bond Index, and 20% MSCI EAFE Index.

SAM Flexible Income Blended Index:

The index is composed of 75% Barclays Aggregate Bond Index, 20% Russell 3000 Index, and 5% MSCI EAFE Index.

SAM Strategic Growth Blended Index:

The index is composed of 70% Russell 3000 Index, 25% MSCI EAFE Index, and 5% Barclays Aggregate Bond Index.

27

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	Principal LifeTime	Principal LifeTime		Principal LifeTime
Amounts in thousands, except per share amounts	2010 Fund	2020 Fund		2030 Fund
Investment in affiliated Funds--at cost	$1,475,509	$5,486,405		$5,173,260
Assets
Investment in affiliated Funds--at value	$1,669,626	$6,389,833		$6,231,269
Receivables:
Dividends and interest	1,046	2,121		1,917
Expense reimbursement from Manager	–	3		18
Expense reimbursement from Distributor	40	132		145
Fund shares sold	280	1,127		1,176
Total Assets	1,670,992	6,393,216		6,234,525
Liabilities
Accrued management and investment advisory fees	42	161		156
Accrued administrative service fees	15	55		50
Accrued distribution fees	131	445		462
Accrued service fees	63	237		220
Accrued transfer agent fees	47	160		201
Accrued directors' expenses	3	1		–
Accrued other expenses	12	37		46
Payables:
Fund shares redeemed	2,988	7,732		7,981
Total Liabilities	3,301	8,828		9,116
Net Assets Applicable to Outstanding Shares	$1,667,691	$6,384,388		$6,225,409
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,566,101	$5,405,503		$5,077,376
Accumulated undistributed (overdistributed) net investment income (loss)	9,905	17,621		12,578
Accumulated undistributed (overdistributed) net realized gain (loss)	(102,432)	57,836		77,446
Net unrealized appreciation (depreciation) of investments	194,117	903,428		1,058,009
Total Net Assets	$1,667,691	$6,384,388		$6,225,409
Capital Stock (par value: $.01 a share):
Shares authorized	650,000	1,125,000		1,225,000
Net Asset Value Per Share:
Class A: Net Assets	$41,988	$118,277		$104,960
Shares Issued and Outstanding	3,185	8,260		7,249
Net Asset Value per share	$13.18	$14.32		$14.48
Maximum Offering Price	$13.69	$15.15		$15.32
Class B: Net Assets	N/A	$4,131		$4,009
Shares Issued and Outstanding		287		275
Net Asset Value per share		$14.37	(a)	$14.57	(a)
Class J: Net Assets	$235,463	$782,787		$867,848
Shares Issued and Outstanding	18,014	55,157		60,214
Net Asset Value per share	$13.07 (a)	$14.19	(a)	$14.41	(a)
Institutional: Net Assets	$1,093,311	$4,348,221		$4,198,702
Shares Issued and Outstanding	83,241	304,710		290,302
Net Asset Value per share	$13.13	$14.27		$14.46
R-1: Net Assets	$18,403	$57,842		$47,197
Shares Issued and Outstanding	1,416	4,096		3,298
Net Asset Value per share	$13.00	$14.12		$14.31
R-2: Net Assets	$20,762	$78,817		$75,964
Shares Issued and Outstanding	1,597	5,588		5,300
Net Asset Value per share	$13.00	$14.10		$14.33
R-3: Net Assets	$76,245	$291,200		$263,892
Shares Issued and Outstanding	5,868	20,621		18,354
Net Asset Value per share	$12.99	$14.12		$14.38
R-4: Net Assets	$68,271	$263,543		$246,295
Shares Issued and Outstanding	5,241	18,619		16,689
Net Asset Value per share	$13.03	$14.15		$14.76
R-5: Net Assets	$113,248	$439,570		$416,542
Shares Issued and Outstanding	8,670	30,964		28,858
Net Asset Value per share	$13.06	$14.20		$14.43

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

28

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

					Principal LifeTime
	Principal LifeTime		Principal LifeTime		Strategic Income
Amounts in thousands, except per share amounts	2040 Fund		2050 Fund		Fund
Investment in affiliated Funds--at cost	$3,181,780		$1,506,682		$705,879
Assets
Investment in affiliated Funds--at value	$3,935,120		$1,863,914		$774,036
Receivables:
Dividends and interest	882		420		662
Expense reimbursement from Manager	17		10		–
Expense reimbursement from Distributor	81		21		12
Fund shares sold	931		581		369
Total Assets	3,937,031		1,864,946		775,079
Liabilities
Accrued management and investment advisory fees	99		46		19
Accrued administrative service fees	32		16		7
Accrued distribution fees	268		90		49
Accrued service fees	137		66		27
Accrued transfer agent fees	153		80		26
Accrued directors' expenses	3		1		1
Accrued other expenses	41		30		8
Payables:
Fund shares redeemed	4,641		612		546
Total Liabilities	5,374		941		683
Net Assets Applicable to Outstanding Shares	$3,931,657		$1,864,005		$774,396
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$3,078,969		$1,452,146		$743,807
Accumulated undistributed (overdistributed) net investment income (loss)	5,050		2,551		6,652
Accumulated undistributed (overdistributed) net realized gain (loss)	94,298		52,076		(44,220)
Net unrealized appreciation (depreciation) of investments	753,340		357,232		68,157
Total Net Assets	$3,931,657		$1,864,005		$774,396
Capital Stock (par value: $.01 a share):
Shares authorized	1,050,000		825,000		750,000
Net Asset Value Per Share:
Class A: Net Assets	$69,974		$50,375		$30,838
Shares Issued and Outstanding	4,727		3,447		2,583
Net Asset Value per share	$14.80		$14.61		$11.94
Maximum Offering Price	$15.66		$15.46		$12.41
Class B: Net Assets	$3,300		$1,012		$379
Shares Issued and Outstanding	224		70		32
Net Asset Value per share	$14.73	(a)	$14.51	(a)	$11.84 (a)
Class J: Net Assets	$484,414		$124,651		$73,093
Shares Issued and Outstanding	32,504		8,748		6,187
Net Asset Value per share	$14.90	(a)	$14.25	(a)	$11.81 (a)
Institutional: Net Assets	$2,718,326		$1,370,372		$543,521
Shares Issued and Outstanding	181,015		94,059		45,718
Net Asset Value per share	$15.02		$14.57		$11.89
R-1: Net Assets	$33,757		$16,286		$9,473
Shares Issued and Outstanding	2,276		1,132		802
Net Asset Value per share	$14.83		$14.39		$11.81
R-2: Net Assets	$55,940		$29,353		$9,572
Shares Issued and Outstanding	3,769		2,039		810
Net Asset Value per share	$14.84		$14.40		$11.82
R-3: Net Assets	$151,677		$68,416		$38,997
Shares Issued and Outstanding	10,219		4,743		3,319
Net Asset Value per share	$14.84		$14.42		$11.75
R-4: Net Assets	$153,849		$69,616		$22,865
Shares Issued and Outstanding	10,349		4,809		1,940
Net Asset Value per share	$14.87		$14.48		$11.79
R-5: Net Assets	$260,420		$133,924		$45,658
Shares Issued and Outstanding	17,421		9,227		3,850
Net Asset Value per share	$14.95		$14.51		$11.86

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

29

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	SAM Balanced		SAM Conservative		SAM Conservative
Amounts in thousands, except per share amounts	Portfolio		Balanced Portfolio		Growth Portfolio
Investment in affiliated Funds--at cost	$3,572,302		$1,258,019		$2,277,364
Assets
Investment in affiliated Funds--at value	$4,491,820		$1,462,382		$3,013,370
Receivables:
Dividends and interest	4,378		2,344		965
Expense reimbursement from Manager	–		65		–
Expense reimbursement from Distributor	145		75		71
Fund shares sold	2,927		1,608		1,586
Total Assets	4,499,270		1,466,474		3,015,992
Liabilities
Accrued management and investment advisory fees	1,179		384		788
Accrued administrative service fees	8		4		5
Accrued distribution fees	1,397		463		960
Accrued service fees	45		16		27
Accrued transfer agent fees	900		245		736
Accrued directors' expenses	1		1		1
Accrued other expenses	94		50		70
Payables:
Fund shares redeemed	5,014		1,155		3,016
Total Liabilities	8,638		2,318		5,603
Net Assets Applicable to Outstanding Shares	$4,490,632		$1,464,156		$3,010,389
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$3,568,706		$1,243,882		$2,284,505
Accumulated undistributed (overdistributed) net investment income (loss)	1,728		1,705		5,741
Accumulated undistributed (overdistributed) net realized gain (loss)	680		14,206		(15,863)
Net unrealized appreciation (depreciation) of investments	919,518		204,363		736,006
Total Net Assets	$4,490,632		$1,464,156		$3,010,389
Capital Stock (par value: $.01 a share):
Shares authorized	1,825,000		1,625,000		1,825,000
Net Asset Value Per Share:
Class A: Net Assets	$1,923,276		$439,792		$1,372,490
Shares Issued and Outstanding	123,258		36,501		78,289
Net Asset Value per share	$15.60		$12.05		$17.53
Maximum Offering Price	$16.51		$12.75		$18.55
Class B: Net Assets	$116,391		$19,902		$89,160
Shares Issued and Outstanding	7,463		1,650		5,270
Net Asset Value per share	$15.60	(a)	$12.06	(a)	$16.92	(a)
Class C: Net Assets	$654,170		$209,997		$510,553
Shares Issued and Outstanding	42,385		17,578		30,780
Net Asset Value per share	$15.43	(a)	$11.95	(a)	$16.59	(a)
Class J: Net Assets	$864,184		$451,227		$422,288
Shares Issued and Outstanding	56,816		37,845		24,722
Net Asset Value per share	$15.21	(a)	$11.92	(a)	$17.08	(a)
Institutional: Net Assets	$719,100		$268,881		$487,967
Shares Issued and Outstanding	46,647		22,491		28,260
Net Asset Value per share	$15.42		$11.96		$17.27
R-1: Net Assets	$4,303		$4,436		$4,190
Shares Issued and Outstanding	280		372		247
Net Asset Value per share	$15.39		$11.91		$16.99
R-2: Net Assets	$9,478		$3,019		$8,384
Shares Issued and Outstanding	618		252		493
Net Asset Value per share	$15.34		$11.97		$17.01
R-3: Net Assets	$64,428		$20,157		$26,667
Shares Issued and Outstanding	4,191		1,689		1,564
Net Asset Value per share	$15.37		$11.93		$17.05
R-4: Net Assets	$48,779		$17,604		$21,406
Shares Issued and Outstanding	3,168		1,473		1,245
Net Asset Value per share	$15.40		$11.95		$17.20
R-5: Net Assets	$86,523		$29,141		$67,284
Shares Issued and Outstanding	5,618		2,439		3,922
Net Asset Value per share	$15.40		$11.95		$17.16

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

30

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2013

	SAM Flexible		SAM Strategic
Amounts in thousands, except per share amounts	Income Portfolio		Growth Portfolio
Investment in affiliated Funds--at cost	$1,631,128		$1,395,767
Assets
Investment in affiliated Funds--at value	$1,805,894		$1,888,268
Receivables:
Dividends and interest	3,872		–
Expense reimbursement from Distributor	99		42
Fund shares sold	4,978		1,082
Total Assets	1,814,843		1,889,392
Liabilities
Accrued management and investment advisory fees	476		492
Accrued administrative service fees	2		3
Accrued distribution fees	618		619
Accrued service fees	9		15
Accrued transfer agent fees	296		597
Accrued directors' expenses	1		2
Accrued other expenses	75		66
Payables:
Dividends payable	3,000		–
Fund shares redeemed	759		1,526
Total Liabilities	5,236		3,320
Net Assets Applicable to Outstanding Shares	$1,809,607		$1,886,072
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,621,982		$1,404,965
Accumulated undistributed (overdistributed) net investment income (loss)	–		6,799
Accumulated undistributed (overdistributed) net realized gain (loss)	12,859		(18,193)
Net unrealized appreciation (depreciation) of investments	174,766		492,501
Total Net Assets	$1,809,607		$1,886,072
Capital Stock (par value: $.01 a share):
Shares authorized	1,725,000		2,025,000
Net Asset Value Per Share:
Class A: Net Assets	$718,931		$921,467
Shares Issued and Outstanding	58,112		46,278
Net Asset Value per share	$12.37		$19.91
Maximum Offering Price	$12.85		$21.07
Class B: Net Assets	$24,399		$68,492
Shares Issued and Outstanding	1,970		3,671
Net Asset Value per share	$12.39	(a)	$18.66	(a)
Class C: Net Assets	$259,444		$317,406
Shares Issued and Outstanding	21,144		17,058
Net Asset Value per share	$12.27	(a)	$18.61	(a)
Class J: Net Assets	$589,349		$253,180
Shares Issued and Outstanding	47,972		13,026
Net Asset Value per share	$12.29	(a)	$19.44	(a)
Institutional: Net Assets	$174,501		$255,114
Shares Issued and Outstanding	14,143		13,010
Net Asset Value per share	$12.34		$19.61
R-1: Net Assets	$1,044		$4,215
Shares Issued and Outstanding	85		218
Net Asset Value per share	$12.30		$19.30
R-2: Net Assets	$1,682		$4,290
Shares Issued and Outstanding	137		222
Net Asset Value per share	$12.32		$19.36
R-3: Net Assets	$10,544		$19,357
Shares Issued and Outstanding	856		999
Net Asset Value per share	$12.32		$19.39
R-4: Net Assets	$12,416		$15,061
Shares Issued and Outstanding	1,008		772
Net Asset Value per share	$12.32		$19.50
R-5: Net Assets	$17,297		$27,490
Shares Issued and Outstanding	1,404		1,413
Net Asset Value per share	$12.32		$19.46

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

31

STATEMENTS OF OPERATIONS PRINCIPAL FUNDS, INC. Year Ended October 31, 2013

	Principal LifeTime 2010 Fund	Principal LifeTime 2020 Fund	Principal LifeTime 2030 Fund
Amounts in thousands
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$41,100	$134,129	$125,243
Total Income	41,100	134,129	125,243
Expenses:
Management and investment advisory fees	507	1,794	1,711
Distribution fees - Class A	99	273	237
Distribution fees - Class B	N/A	50	47
Distribution fees - Class J	1,026	3,261	3,485
Distribution fees - R-1	68	215	181
Distribution fees - R-2	68	234	224
Distribution fees - R-3	192	695	620
Distribution fees - R-4	68	239	223
Administrative service fees - R-1	54	172	145
Administrative service fees - R-2	45	156	150
Administrative service fees - R-3	54	195	174
Administrative service fees - R-4	20	72	67
Administrative service fees - R-5	12	40	37
Registration fees - Class A	18	25	21
Registration fees - Class B	N/A	16	16
Registration fees - Class J	18	53	50
Registration fees - Institutional	22	52	63
Service fees - R-1	49	154	129
Service fees - R-2	56	195	187
Service fees - R-3	192	695	621
Service fees - R-4	170	595	559
Service fees - R-5	286	1,010	931
Shareholder reports - Class A	6	10	13
Shareholder reports - Class B	N/A	1	1
Shareholder reports - Class J	12	44	61
Shareholder reports - Institutional	1	2	2
Transfer agent fees - Class A	53	148	158
Transfer agent fees - Class B	N/A	13	14
Transfer agent fees - Class J	104	368	513
Transfer agent fees - Institutional	7	27	13
Directors' expenses	31	96	92
Professional fees	16	21	20
Other expenses	21	71	66
Total Gross Expenses	3,275	10,992	10,831
Less: Reimbursement from Manager - Class A	27	45	71
Less: Reimbursement from Manager - Class B	N/A	24	25
Less: Reimbursement from Distributor - Class J	456	1,449	1,549
Total Net Expenses	2,792	9,474	9,186
Net Investment Income (Loss)	38,308	124,655	116,057

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions in affiliated Funds	11,924	170,089	155,960
Capital gain distribution received from affiliated Funds	12,156	41,055	42,689
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	109,666	531,150	664,474
Net Realized and Unrealized Gain (Loss) on Investments	133,746	742,294	863,123
Net Increase (Decrease) in Net Assets Resulting from Operations	$172,054	$866,949	$979,180

See accompanying notes.

32

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

	Principal LifeTime 2040 Fund	Principal LifeTime 2050 Fund	Principal LifeTime Strategic Income Fund

Amounts in thousands
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$74,298	$33,072	$20,694
Total Income	74,298	33,072	20,694
Expenses:
Management and investment advisory fees	1,064	485	238
Distribution fees - Class A	154	104	77
Distribution fees - Class B	37	12	4
Distribution fees - Class J	1,904	476	326
Distribution fees - R-1	130	62	35
Distribution fees - R-2	154	77	30
Distribution fees - R-3	360	152	101
Distribution fees - R-4	142	68	24
Administrative service fees - R-1	104	49	28
Administrative service fees - R-2	103	52	20
Administrative service fees - R-3	101	43	28
Administrative service fees - R-4	42	20	7
Administrative service fees - R-5	22	10	5
Registration fees - Class A	20	24	17
Registration fees - Class B	16	15	15
Registration fees - Class J	50	23	20
Registration fees - Institutional	56	51	28
Service fees - R-1	93	44	25
Service fees - R-2	129	65	25
Service fees - R-3	360	152	101
Service fees - R-4	354	169	60
Service fees - R-5	555	258	111
Shareholder reports - Class A	14	9	2
Shareholder reports - Class B	1	1	–
Shareholder reports - Class J	45	17	5
Shareholder reports - Institutional	3	3	3
Transfer agent fees - Class A	122	91	45
Transfer agent fees - Class B	12	8	6
Transfer agent fees - Class J	411	201	39
Transfer agent fees - Institutional	7	4	2
Directors' expenses	61	28	16
Professional fees	18	16	15
Other expenses	40	18	10
Total Gross Expenses	6,684	2,807	1,468
Less: Reimbursement from Manager - Class A	77	72	27
Less: Reimbursement from Manager - Class B	25	22	20
Less: Reimbursement from Distributor - Class J	846	212	145
Total Net Expenses	5,736	2,501	1,276
Net Investment Income (Loss)	68,562	30,571	19,418

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions in affiliated Funds	101,802	50,002	1,373
Capital gain distribution received from affiliated Funds	26,909	11,886	4,547
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	496,563	243,201	16,756
Net Realized and Unrealized Gain (Loss) on Investments	625,274	305,089	22,676
Net Increase (Decrease) in Net Assets Resulting from Operations	$693,836	$335,660	$42,094

See accompanying notes.

33

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio
Amounts in thousands
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$101,293	$37,552	$55,836
Total Income	101,293	37,552	55,836
Expenses:
Management and investment advisory fees	13,123	4,253	8,735
Distribution fees - Class A	4,438	1,015	3,144
Distribution fees - Class B	1,429	261	1,100
Distribution fees - Class C	5,930	1,921	4,715
Distribution fees - Class J	3,476	1,794	1,646
Distribution fees - R-1	15	15	14
Distribution fees - R-2	31	8	22
Distribution fees - R-3	133	49	54
Distribution fees - R-4	40	15	17
Administrative service fees - R-1	12	12	11
Administrative service fees - R-2	21	6	14
Administrative service fees - R-3	37	14	15
Administrative service fees - R-4	12	4	5
Administrative service fees - R-5	8	2	6
Registration fees - Class A	40	37	32
Registration fees - Class B	21	20	17
Registration fees - Class C	25	25	23
Registration fees - Class J	67	54	38
Registration fees - Institutional	57	35	42
Service fees - R-1	11	11	10
Service fees - R-2	26	7	18
Service fees - R-3	133	49	53
Service fees - R-4	101	37	44
Service fees - R-5	198	59	140
Shareholder reports - Class A	204	48	156
Shareholder reports - Class B	29	7	27
Shareholder reports - Class C	57	21	56
Shareholder reports - Class J	43	19	22
Shareholder reports - Institutional	1	1	1
Transfer agent fees - Class A	1,638	371	1,229
Transfer agent fees - Class B	227	44	189
Transfer agent fees - Class C	474	158	442
Transfer agent fees - Class J	393	214	221
Transfer agent fees - Institutional	2	1	2
Directors' expenses	69	24	47
Professional fees	20	15	17
Other expenses	48	15	32
Total Gross Expenses	32,589	10,641	22,356
Less: Reimbursement from Manager - Class A	–	215	–
Less: Reimbursement from Manager - Class B	–	55	–
Less: Reimbursement from Manager - Class C	–	88	–
Less: Reimbursement from Manager - Class J	–	50	–
Less: Reimbursement from Distributor - Class J	1,545	797	732
Total Net Expenses	31,044	9,436	21,624
Net Investment Income (Loss)	70,249	28,116	34,212

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions in affiliated Funds	150,183	24,836	114,746
Capital gain distribution received from affiliated Funds	15,266	3,522	13,800
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	376,117	75,939	357,370
Net Realized and Unrealized Gain (Loss) on Investments	541,566	104,297	485,916
Net Increase (Decrease) in Net Assets Resulting from Operations	$611,815	$132,413	$520,128

See accompanying notes.

34

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

SAM Flexible		SAM Strategic
Amounts in thousands	Income Portfolio	Growth Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$56,299	$30,638
Total Income	56,299	30,638
Expenses:
Management and investment advisory fees	5,308	5,419
Distribution fees - Class A	1,685	2,089
Distribution fees - Class B	318	825
Distribution fees - Class C	2,435	2,925
Distribution fees - Class J	2,313	975
Distribution fees - R-1	4	13
Distribution fees - R-2	6	10
Distribution fees - R-3	24	40
Distribution fees - R-4	11	13
Administrative service fees - R-1	3	10
Administrative service fees - R-2	4	7
Administrative service fees - R-3	7	11
Administrative service fees - R-4	3	4
Administrative service fees - R-5	1	2
Registration fees - Class A	73	26
Registration fees - Class B	23	20
Registration fees - Class C	26	22
Registration fees - Class J	87	30
Registration fees - Institutional	31	29
Service fees - R-1	3	9
Service fees - R-2	5	9
Service fees - R-3	24	40
Service fees - R-4	28	32
Service fees - R-5	38	55
Shareholder reports - Class A	60	135
Shareholder reports - Class B	14	24
Shareholder reports - Class C	28	44
Shareholder reports - Class J	24	16
Shareholder reports - Institutional	1	1
Transfer agent fees - Class A	469	1,015
Transfer agent fees - Class B	57	155
Transfer agent fees - Class C	187	332
Transfer agent fees - Class J	263	153
Transfer agent fees - Institutional	3	2
Directors' expenses	32	31
Professional fees	16	18
Other expenses	19	20
Total Gross Expenses	13,633	14,561
Less: Reimbursement from Distributor - Class J	1,028	433
Total Net Expenses	12,605	14,128
Net Investment Income (Loss)	43,694	16,510

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions in affiliated Funds	25,900	111,006
Capital gain distribution received from affiliated Funds	2,571	10,305
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	39,722	240,577
Net Realized and Unrealized Gain (Loss) on Investments	68,193	361,888
Net Increase (Decrease) in Net Assets Resulting from Operations	$111,887	$378,398

See accompanying notes.

35

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2010 Fund
								Year Ended	Year Ended
								October 31, 2013	October 31, 2012
Operations
Net investment income (loss)								$38,308	$33,861
Net realized gain (loss) on investments								24,080	51,649
Change in unrealized appreciation/depreciation of investments								109,666	65,148
		Net Increase (Decrease) in Net Assets Resulting from Operations						172,054	150,658

Dividends and Distributions to Shareholders
From net investment income								(39,103)	(38,883)
					Total Dividends and Distributions			(39,103)	(38,883)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(175,926)	(38,251)
				Total increase (decrease) in net assets				(42,975)	73,524

Net Assets
Beginning of period								1,710,666	1,637,142
End of period (including undistributed net investment income as set forth below)								$1,667,691	$1,710,666
Undistributed (overdistributed) net investment income (loss)								$9,905	$10,700

	Class A	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$8,710	$41,639	$55,620	$1,405	$2,443	$17,398	$13,737	$25,035
Reinvested	765	4,571	27,792	300	392	1,442	1,310	2,520
Redeemed	(8,818)	(42,973)	(227,056)	(5,323)	(9,829)	(28,575)	(20,597)	(37,834)
Net Increase (Decrease)	$657	$3,237	$(143,644)	$(3,618)	$(6,994)	$(9,735)	$(5,550)	$(10,279)
Shares:
Sold	692	3,352	4,466	114	197	1,397	1,111	2,014
Reinvested	63	381	2,309	25	33	121	109	210
Redeemed	(701)	(3,443)	(18,203)	(430)	(798)	(2,313)	(1,667)	(3,041)
Net Increase (Decrease)	54	290	(11,428)	(291)	(568)	(795)	(447)	(817)
Year Ended October 31, 2012
Dollars:
Sold	$5,818	$28,413	$106,689	$2,599	$4,653	$17,245	$15,439	$25,390
Reinvested	734	4,414	27,335	339	481	1,483	1,641	2,445
Redeemed	(5,838)	(34,977)	(134,540)	(4,952)	(11,245)	(25,155)	(30,542)	(36,120)
Net Increase (Decrease)	$714	$(2,150) $	(516) $	(2,014) $	(6,111) $	(6,427) $ (13,462)		$(8,285)
Shares:
Sold	497	2,444	9,169	226	401	1,492	1,347	2,181
Reinvested	67	402	2,482	31	44	136	150	223
Redeemed	(500)	(3,022)	(11,536)	(428)	(980)	(2,189)	(2,650)	(3,128)
Net Increase (Decrease)	64	(176)	115	(171)	(535)	(561)	(1,153)	(724)

Distributions:
Year Ended October 31, 2013
From net investment
income	$(770) $	(4,576) $	(27,793) $	(300) $	(392) $	(1,442) $	(1,310) $	(2,520)
From net realized gain on
investments	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(770) $	(4,576) $	(27,793) $	(300) $	(392) $	(1,442) $	(1,310) $	(2,520)
Year Ended October 31, 2012
From net investment
income	$(740) $	(4,419) $	(27,335) $	(339) $	(481) $	(1,483) $	(1,641) $	(2,445)
From net realized gain on
investments	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(740) $	(4,419) $	(27,335) $	(339) $	(481) $	(1,483) $	(1,641) $	(2,445)

See accompanying notes.

36

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Principal LifeTime 2020 Fund
									Year Ended		Year Ended
									October 31, 2013		October 31, 2012
Operations
Net investment income (loss)									$124,655		$101,617
Net realized gain (loss) on investments									211,144		85,100
Change in unrealized appreciation/depreciation of investments									531,150		345,434
		Net Increase (Decrease) in Net Assets Resulting from Operations							866,949		532,151

Dividends and Distributions to Shareholders
From net investment income									(124,847)		(108,020)
						Total Dividends and Distributions			(124,847)		(108,020)

Capital Share Transactions
Net increase (decrease) in capital share transactions										23,505	277,025
					Total increase (decrease) in net assets				765,607		701,156

Net Assets
Beginning of period									5,618,781		4,917,625
End of period (including undistributed net investment income as set forth below)									$6,384,388		$5,618,781
Undistributed (overdistributed) net investment income (loss)									$	17,621	$17,813

	Class A Class B			Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$20,090	$156		130,182 $	$306,456	$5,211	$10,207	$50,883	$53,603	$67,390
Reinvested	1,987	49		13,476	90,374	910	1,211	4,674	4,112	8,043
Redeemed	(17,185)	(2,706)		(106,907)	(411,481)	(18,281)	(19,882)	(61,714)	(36,750)	(70,603)
Net Increase (Decrease)	$4,892	$(2,501) $		36,751	$(14,651) $ (12,160)		$(8,464) $	(6,157) $	20,965	$4,830
Shares:
Sold	1,501	11		9,857	23,058	396	778	3,842	4,064	5,049
Reinvested	157	4		1,071	7,161	72	96	373	328	639
Redeemed	(1,282)	(202)		(8,044)	(31,230)	(1,382)	(1,511)	(4,687)	(2,772)	(5,365)
Net Increase (Decrease)	376	(187)		2,884	(1,011)	(914)	(637)	(472)	1,620	323
Year Ended October 31, 2012
Dollars:
Sold	$18,816	$88		104,247 $	$364,447	$8,703	$11,249	$49,474	$33,317	$84,728
Reinvested	1,657	81		11,422	77,434	841	1,135	4,065	4,417	6,957
Redeemed	(13,550)	(2,398)		(87,636)	(186,289)	(10,158)	(21,375)	(38,028)	(70,593)	(76,026)
Net Increase (Decrease)	$6,923	$(2,229	) $	28,033	$255,592	$(614)	$(8,991)	$15,511	$(32,859) $ 15,659
Shares:
Sold	1,557	8		8,660	30,187	725	937	4,152	2,797	7,029
Reinvested	146	7		1,017	6,877	75	102	363	394	620
Redeemed	(1,117)	(197)		(7,308)	(15,411)	(844)	(1,812)	(3,177)	(5,914)	(6,424)
Net Increase (Decrease)	586	(182)		2,369	21,653	(44)	(773)	1,338	(2,723)	1,225

Distributions:
Year Ended October 31, 2013
From net investment
income	$(1,989) $	(50) $		(13,484) $	(90,374) $	(910) $	(1,211) $	(4,674) $	(4,112) $	(8,043)
From net realized gain on
investments	–	–		–	–	–	–	–	–	–
Total Dividends and
Distributions	$(1,989) $	(50) $		(13,484) $	(90,374) $	(910) $	(1,211) $	(4,674) $	(4,112) $	(8,043)
Year Ended October 31, 2012
From net investment
income	$(1,661) $	(82) $		(11,427) $	(77,435) $	(841) $	(1,135) $	(4,065) $	(4,417) $	(6,957)
From net realized gain on
investments	–	–		–	–	–	–	–	–	–
Total Dividends and
Distributions	$(1,661) $	(82) $		(11,427) $	(77,435) $	(841) $	(1,135) $	(4,065) $	(4,417) $	(6,957)

See accompanying notes.

37

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2030 Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)									$116,057	$92,725
Net realized gain (loss) on investments									198,649	56,759
Change in unrealized appreciation/depreciation of investments									664,474	347,718
		Net Increase (Decrease) in Net Assets Resulting from Operations							979,180	497,202

Dividends and Distributions to Shareholders
From net investment income									(112,077)	(97,326)
					Total Dividends and Distributions				(112,077)	(97,326)

Capital Share Transactions
Net increase (decrease) in capital share transactions									113,024	358,784
				Total increase (decrease) in net assets					980,127	758,660

Net Assets
Beginning of period								5,245,282		4,486,622
End of period (including undistributed net investment income as set forth below)								$6,225,409		$5,245,282
Undistributed (overdistributed) net investment income (loss)								$	12,578	$8,598

	Class A	Class B	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$17,439	$69	$152,796	$347,660	$5,594	$11,118	$47,155	$44,555	$70,067
Reinvested	1,619	43	13,246	81,046	706	1,108	3,878	3,520	6,890
Redeemed	(12,701)	(2,135)	(93,821)	(390,217)	(19,779)	(24,161)	(55,082)	(33,813)	(63,776)
Net Increase (Decrease)	$6,357	$(2,023) $	72,221	$38,489	$(13,479) $ (11,935)		$(4,049) $	14,262	$13,181
Shares:
Sold	1,310	5	11,546	26,209	422	846	3,556	3,297	5,222
Reinvested	129	3	1,061	6,484	57	89	311	275	551
Redeemed	(950)	(159)	(7,050)	(29,706)	(1,494)	(1,849)	(4,176)	(2,477)	(4,845)
Net Increase (Decrease)	489	(151)	5,557	2,987	(1,015)	(914)	(309)	1,095	928
Year Ended October 31, 2012
Dollars:
Sold	$17,275	$54	$126,415	$377,230	$7,103	$11,703	$42,698	$40,322	$77,050
Reinvested	1,335	69	10,987	69,638	705	1,134	3,566	3,761	6,123
Redeemed	(9,968)	(2,268)	(76,836)	(145,703)	(9,463)	(22,326)	(42,198)	(61,939)	(67,683)
Net Increase (Decrease)	$8,642	$(2,145) $	60,566	$301,165	$(1,655) $	(9,489) $	4,066	$(17,856) $	15,490
Shares:
Sold	1,451	4	10,626	31,780	604	990	3,607	3,346	6,465
Reinvested	120	6	994	6,302	64	103	323	333	554
Redeemed	(842)	(189)	(6,480)	(12,316)	(805)	(1,902)	(3,538)	(5,123)	(5,738)
Net Increase (Decrease)	729	(179)	5,140	25,766	(137)	(809)	392	(1,444)	1,281

Distributions:
Year Ended October 31, 2013
From net investment
income	$(1,625) $	(43) $	(13,261) $	(81,046) $	(706) $	(1,108) $	(3,878) $	(3,520) $	(6,890)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(1,625) $	(43) $	(13,261) $	(81,046) $	(706) $	(1,108) $	(3,878) $	(3,520) $	(6,890)
Year Ended October 31, 2012
From net investment
income	$(1,339) $	(69) $	(10,991) $	(69,638) $	(705) $	(1,134) $	(3,566) $	(3,761) $	(6,123)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(1,339) $	(69) $	(10,991) $	(69,638) $	(705) $	(1,134) $	(3,566) $	(3,761) $	(6,123)

See accompanying notes.

38

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Principal LifeTime 2040 Fund
									Year Ended		Year Ended
									October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$		68,562	$50,437
Net realized gain (loss) on investments										128,711	39,063
Change in unrealized appreciation/depreciation of investments										496,563	217,440
		Net Increase (Decrease) in Net Assets Resulting from Operations								693,836	306,940

Dividends and Distributions to Shareholders
From net investment income										(66,204)	(53,315)
					Total Dividends and Distributions					(66,204)	(53,315)

Capital Share Transactions
Net increase (decrease) in capital share transactions										101,141	270,861
				Total increase (decrease) in net assets						728,773	524,486

Net Assets
Beginning of period									3,202,884		2,678,398
End of period (including undistributed net investment income as set forth below)									$3,931,657		$3,202,884
Undistributed (overdistributed) net investment income (loss)								$		5,050	$2,692

	Class A Class B		Class J Institutional		R-1	R-2	R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$12,739	$86	$92,643	$266,865	$4,814	$11,500	$29,183		$30,935	$58,164
Reinvested	1,018	35	6,751	48,977	451	730	2,121		2,214	3,900
Redeemed	(9,164)	(1,437)	(51,485)	(269,047)	(15,877)	(13,356)	(37,414)		(28,030)	(46,175)
Net Increase (Decrease)	$4,593	$(1,316) $	47,909	$46,795	$(10,612) $	(1,126) $	(6,110) $		5,119	$15,889
Shares:
Sold	943	6	6,850	19,598	360	862	2,158		2,296	4,209
Reinvested	81	3	533	3,854	36	58	168		175	308
Redeemed	(679)	(107)	(3,778)	(19,975)	(1,175)	(1,001)	(2,770)		(2,042)	(3,435)
Net Increase (Decrease)	345	(98)	3,605	3,477	(779)	(81)	(444)		429	1,082
Year Ended October 31, 2012
Dollars:
Sold	$11,877	$23	$80,148	$262,703	$6,504	$8,871	$27,232		$32,993	$47,962
Reinvested	782	44	4,968	39,361	416	579	1,904		1,982	3,275
Redeemed	(6,585)	(1,682)	(37,915)	(94,521)	(5,954)	(11,117)	(30,195)		(33,076)	(39,718)
Net Increase (Decrease)	$6,074	$(1,615) $	47,201	$207,543	$966	$(1,667) $	(1,059) $		1,899	$11,519
Shares:
Sold	1,000	2	6,695	21,853	548	744	2,299		2,820	4,001
Reinvested	71	4	448	3,536	37	52	172		179	295
Redeemed	(553)	(143)	(3,177)	(7,895)	(499)	(944)	(2,560)		(2,778)	(3,344)
Net Increase (Decrease)	518	(137)	3,966	17,494	86	(148)	(89)		221	952

Distributions:
Year Ended October 31, 2013
From net investment
income	$(1,019) $	(35) $	(6,757) $	(48,977) $	(451) $	(730) $	(2,121) $		(2,214) $ (3,900)
From net realized gain on
investments	–	–	–	–	–	–	–		–	–
Total Dividends and Distributions $	(1,019) $	(35) $	(6,757) $	(48,977) $	(451) $	(730) $	(2,121) $		(2,214) $ (3,900)
Year Ended October 31, 2012
From net investment
income	$(784) $	(44) $	(4,970) $	(39,361) $	(416) $	(579) $	(1,904) $		(1,982) $ (3,275)
From net realized gain on
investments	–	–	–	–	–	–	–		–	–
Total Dividends and Distributions $	(784) $	(44) $	(4,970) $	(39,361) $	(416) $	(579) $	(1,904) $		(1,982) $ (3,275)

See accompanying notes.

39

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2050 Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	30,571	$20,118
Net realized gain (loss) on investments									61,888	17,557
Change in unrealized appreciation/depreciation of investments								243,201		94,926
		Net Increase (Decrease) in Net Assets Resulting from Operations						335,660		132,601

Dividends and Distributions to Shareholders
From net investment income								(28,890)		(21,014)
					Total Dividends and Distributions			(28,890)		(21,014)

Capital Share Transactions
Net increase (decrease) in capital share transactions								164,551		157,123
				Total increase (decrease) in net assets				471,321		268,710

Net Assets
Beginning of period								1,392,684		1,123,974
End of period (including undistributed net investment income as set forth below)								$1,864,005		$1,392,684
Undistributed (overdistributed) net investment income (loss)								$	2,551	$870

	Class A Class B		Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$16,775	$27	$30,074	$199,931	$4,096	$8,191	$17,398	$18,146	$41,499
Reinvested	570	12	1,580	22,575	200	358	842	1,049	1,701
Redeemed	(6,255)	(517)	(15,576)	(109,753)	(9,149)	(5,987)	(13,634)	(20,345)	(19,257)
Net Increase (Decrease)	$11,090	$(478) $	16,078	$112,753	$(4,853) $	2,562	$4,606	$(1,150) $	23,943
Shares:
Sold	1,279	2	2,335	15,218	317	637	1,324	1,395	3,072
Reinvested	47	1	132	1,849	17	30	69	86	140
Redeemed	(469)	(38)	(1,212)	(8,454)	(702)	(464)	(1,039)	(1,506)	(1,486)
Net Increase (Decrease)	857	(35)	1,255	8,613	(368)	203	354	(25)	1,726
Year Ended October 31, 2012
Dollars:
Sold	$6,758	$25	$23,829	$143,282	$4,475	$5,218	$13,754	$19,051	$23,469
Reinvested	415	10	1,024	16,489	167	232	700	742	1,233
Redeemed	(4,644)	(395)	(10,788)	(40,715)	(2,842)	(5,457)	(13,044)	(12,319)	(13,546)
Net Increase (Decrease)	$2,529	$(360) $	14,065	$119,056	$1,800	$(7) $	1,410	$7,474	$11,156
Shares:
Sold	584	2	2,107	12,413	394	455	1,218	1,704	2,043
Reinvested	39	1	98	1,553	15	22	66	70	116
Redeemed	(404)	(34)	(955)	(3,578)	(248)	(483)	(1,173)	(1,076)	(1,207)
Net Increase (Decrease)	219	(31)	1,250	10,388	161	(6)	111	698	952

Distributions:
Year Ended October 31, 2013
From net investment income $	(572) $	(12) $	(1,581) $	(22,575) $	(200) $	(358) $	(842) $	(1,049) $	(1,701)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(572) $	(12) $	(1,581) $	(22,575) $	(200) $	(358) $	(842) $	(1,049) $	(1,701)
Year Ended October 31, 2012
From net investment income $	(415) $	(10) $	(1,026) $	(16,489) $	(167) $	(232) $	(700) $	(742) $	(1,233)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(415) $	(10) $	(1,026) $	(16,489) $	(167) $	(232) $	(700) $	(742) $	(1,233)

See accompanying notes.

40

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

								Principal LifeTime
Amounts in thousands								Strategic Income Fund
									Year Ended		Year Ended
									October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$		19,418	$15,641
Net realized gain (loss) on investments										5,920	8,030
Change in unrealized appreciation/depreciation of investments										16,756	35,282
		Net Increase (Decrease) in Net Assets Resulting from Operations								42,094	58,953

Dividends and Distributions to Shareholders
From net investment income									(19,423)		(19,067)
					Total Dividends and Distributions				(19,423)		(19,067)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(29,478)		59,707
				Total increase (decrease) in net assets						(6,807)	99,593

Net Assets
Beginning of period									781,203		681,610
End of period (including undistributed net investment income as set forth below)									$774,396		$781,203
Undistributed (overdistributed) net investment income (loss)								$		6,652	$6,657

	Class A Class B		Class J Institutional		R-1	R-2	R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$4,567	$79	$12,581	$69,455	$1,061	$1,711	$11,942 $		6,189	$19,222
Reinvested	676	6	1,586	14,483	169	196	789		510	1,004
Redeemed	(4,774)	(184)	(13,746)	(107,828)	(2,790)	(3,776)	(14,051)		(8,744)	(19,811)
Net Increase (Decrease)	$469	$(99) $	421	$(23,890) $	(1,560) $	(1,869) $	(1,320) $		(2,045) $	415
Shares:
Sold	392	7	1,090	5,991	91	148	1,043		536	1,663
Reinvested	59	1	140	1,275	15	17	70		45	88
Redeemed	(409)	(16)	(1,194)	(9,313)	(241)	(327)	(1,227)		(758)	(1,710)
Net Increase (Decrease)	42	(8)	36	(2,047)	(135)	(162)	(114)		(177)	41
Year Ended October 31, 2012
Dollars:
Sold	$5,345	$36	$11,472	$105,772	$2,547	$3,003	$17,837 $		8,743	$31,145
Reinvested	643	10	1,627	13,742	224	247	770		795	1,005
Redeemed	(3,804)	(412)	(10,977)	(64,141)	(3,978)	(4,088)	(14,022)		(14,934)	(28,900)
Net Increase (Decrease)	$2,184	$(366) $	2,122	$55,373	$(1,207) $	(838) $	4,585 $		(5,396) $	3,250
Shares:
Sold	476	3	1,032	9,522	231	274	1,622		798	2,819
Reinvested	60	1	154	1,290	21	24	73		75	94
Redeemed	(341)	(37)	(996)	(5,756)	(363)	(370)	(1,275)		(1,356)	(2,614)
Net Increase (Decrease)	195	(33)	190	5,056	(111)	(72)	420		(483)	299

Distributions:
Year Ended October 31, 2013
From net investment income $	(678) $	(6) $	(1,588) $	(14,483) $	(169) $	(196) $	(789) $		(510) $	(1,004)
From net realized gain on
investments	–	–	–	–	–	–	–		–	–
Total Dividends and Distributions $	(678) $	(6) $	(1,588) $	(14,483) $	(169) $	(196) $	(789) $		(510) $	(1,004)
Year Ended October 31, 2012
From net investment income $	(645) $	(10) $	(1,629) $	(13,742) $	(224) $	(247) $	(770) $		(795) $	(1,005)
From net realized gain on
investments	–	–	–	–	–	–	–		–	–
Total Dividends and Distributions $	(645) $	(10) $	(1,629) $	(13,742) $	(224) $	(247) $	(770) $		(795) $	(1,005)

See accompanying notes.

41

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Balanced Portfolio
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)									$70,249		$62,392
Net realized gain (loss) on investments									165,449		39,839
Change in unrealized appreciation/depreciation of investments									376,117		235,002
		Net Increase (Decrease) in Net Assets Resulting from Operations							611,815		337,233

Dividends and Distributions to Shareholders
From net investment income									(70,865)		(62,722)
					Total Dividends and Distributions				(70,865)		(62,722)

Capital Share Transactions
Net increase (decrease) in capital share transactions									100,530		334,096
				Total increase (decrease) in net assets					641,480		608,607

Net Assets
Beginning of period								3,849,152			3,240,545
End of period (including undistributed net investment income as set forth below)								$4,490,632			$3,849,152
Undistributed (overdistributed) net investment income (loss)									$1,728		$2,344

	Class A	Class B	Class C	Class J Institutional		R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$276,266	$ 2,618 $ 107,154 $ 189,416			$55,691	$ 793	$4,088	$22,463	$20,921	$20,789
Reinvested	30,923	1,471	6,119	14,155	14,227	58	144	800	674	1,475
Redeemed	(291,390)	(79,592)	(91,204)	(115,537)	(50,552)	(1,294)	(5,125)	(9,371)	(9,889)	(15,761)
Net Increase (Decrease)	$15,799	$(75,503)	$22,069	$ 88,034	$19,366	$(443)	$(893) $	13,892	$11,706	$6,503
Shares:
Sold	18,866	180	7,369	13,355	3,899	56	287	1,563	1,468	1,445
Reinvested	2,186	107	445	1,024	1,014	4	10	58	48	105
Redeemed	(20,076)	(5,494)	(6,346)	(8,112)	(3,503)	(88)	(357)	(657)	(698)	(1,085)
Net Increase (Decrease)	976	(5,207)	1,468	6,267	1,410	(28)	(60)	964	818	465
Year Ended October 31, 2012
Dollars:
Sold	$239,587	$4,094	$57,458	$195,201	$373,381	$1,329	$3,774	$22,028	$15,507	$32,246
Reinvested	30,230	2,454	6,366	11,889	7,610	72	133	573	497	1,091
Redeemed	(301,215)	(130,473)	(93,104)	(92,135)	(27,988)	(2,818)	(2,189)	(8,210)	(5,622)	(7,670)
Net Increase (Decrease)	$(31,398) $ (123,925) $ (29,280) $ 114,955				$353,003	$(1,417)	$1,718	$14,391	$10,382	$25,667
Shares:
Sold	18,146	311	4,405	15,152	28,637	100	284	1,684	1,199	2,481
Reinvested	2,324	193	500	935	584	6	10	44	38	85
Redeemed	(22,892)	(9,942)	(7,156)	(7,139)	(2,115)	(215)	(164)	(626)	(428)	(597)
Net Increase (Decrease)	(2,422)	(9,438)	(2,251)	8,948	27,106	(109)	130	1,102	809	1,969

Distributions:
Year Ended October 31, 2013
From net investment
income	$(31,477)	$(1,504)	$(6,319) $ (14,184)		$(14,230)	$(58)	$(144)	$(800)	$(674)	$(1,475)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(31,477)	$(1,504)	$(6,319) $ (14,184)		$(14,230)	$(58)	$(144)	$(800)	$(674)	$(1,475)
Year Ended October 31, 2012
From net investment
income	$(31,467)	$(2,567)	$(6,801) $ (11,909)		$(7,612)	$(72)	$(133)	$(573)	$(497)	$(1,091)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(31,467)	$(2,567)	$(6,801) $ (11,909)		$(7,612)	$(72)	$(133)	$(573)	$(497)	$(1,091)

See accompanying notes.

42

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Conservative Balanced Portfolio
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	28,116	$24,370
Net realized gain (loss) on investments									28,358	7,340
Change in unrealized appreciation/depreciation of investments									75,939	62,217
		Net Increase (Decrease) in Net Assets Resulting from Operations						132,413		93,927

Dividends and Distributions to Shareholders
From net investment income								(28,358)		(23,747)
From net realized gain on investments									(6,918)	(4,616)
					Total Dividends and Distributions			(35,276)		(28,363)

Capital Share Transactions
Net increase (decrease) in capital share transactions								135,874		243,653
				Total increase (decrease) in net assets				233,011		309,217

Net Assets
Beginning of period								1,231,145		921,928
End of period (including undistributed net investment income as set forth below)								$1,464,156		$1,231,145
Undistributed (overdistributed) net investment income (loss)								$	1,705	$1,947

	Class A	Class B Class C		Class J Institutional		R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$99,657	$834	$43,480	$136,081	$30,645	$991	$1,574	$5,957	$8,210	$13,512
Reinvested	10,691	540	3,646	10,659	7,636	95	59	530	358	623
Redeemed	(82,533)	(15,893)	(30,963)	(65,221)	(24,432)	(720)	(1,327)	(9,939)	(3,655)	(5,221)
Net Increase (Decrease)	$27,815	$(14,519)	$16,163	$81,519	$13,849	$366	$306	$(3,452)	$4,913	$8,914
Shares:
Sold	8,600	73	3,781	11,900	2,675	88	137	519	721	1,175
Reinvested	939	48	324	945	675	8	5	47	32	55
Redeemed	(7,133)	(1,376)	(2,698)	(5,696)	(2,126)	(62)	(117)	(875)	(321)	(451)
Net Increase (Decrease)	2,406	(1,255)	1,407	7,149	1,224	34	25	(309)	432	779
Year Ended October 31, 2012
Dollars:
Sold	$82,586	$1,639	$25,972	$117,925	$146,056	$893	$1,155	$9,157	$8,211	$10,392
Reinvested	9,692	810	3,439	8,171	4,064	85	72	465	224	428
Redeemed	(67,014)	(22,570)	(28,667)	(40,075)	(16,203)	(689)	(1,950)	(3,951)	(2,086)	(4,578)
Net Increase (Decrease)	$25,264	$(20,121)	$744	$86,021	$133,917	$289	$(723)	$5,671	$6,349	$6,242
Shares:
Sold	7,602	152	2,406	10,974	13,529	83	106	846	766	965
Reinvested	906	77	326	770	379	8	7	44	21	40
Redeemed	(6,165)	(2,085)	(2,673)	(3,722)	(1,494)	(64)	(180)	(370)	(192)	(418)
Net Increase (Decrease)	2,343	(1,856)	59	8,022	12,414	27	(67)	520	595	587

Distributions:
Year Ended October 31, 2013
From net investment income	$(8,836) $(386)		$(2,792)	$(8,690)	$(6,316)	$(72)	$(47)	$(409)	$(294)	$(516)
From net realized gain on
investments	(2,115)	(173)	(1,002)	(1,981)	(1,320)	(23)	(12)	(121)	(64)	(107)
Total Dividends and Distributions $ (10,951)		$(559)	$(3,794)	$(10,671)	$(7,636)	$(95)	$(59)	$(530)	$(358)	$(623)
Year Ended October 31, 2012
From net investment income	$(8,596)	$(634)	$(2,891)	$(6,951)	$(3,590)	$(69)	$(57)	$(389)	$(199)	$(371)
From net realized gain on
investments	(1,662)	(237)	(823)	(1,229)	(476)	(16)	(15)	(76)	(25)	(57)
Total Dividends and Distributions $ (10,258)		$(871)	$(3,714)	$(8,180)	$(4,066)	$(85)	$(72)	$(465)	$(224)	$(428)

See accompanying notes.

43

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Conservative Growth Portfolio
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	34,212		$26,668
Net realized gain (loss) on investments								128,546			31,469
Change in unrealized appreciation/depreciation of investments								357,370			185,154
		Net Increase (Decrease) in Net Assets Resulting from Operations						520,128			243,291

Dividends and Distributions to Shareholders
From net investment income								(37,712)			(28,359)
					Total Dividends and Distributions			(37,712)			(28,359)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(28,259)			113,709
				Total increase (decrease) in net assets				454,157			328,641

Net Assets
Beginning of period								2,556,232			2,227,591
End of period (including undistributed net investment income as set forth below)								$3,010,389			$2,556,232
Undistributed (overdistributed) net investment income (loss)								$	5,741		$9,241

	Class A	Class B	Class C	Class J Institutional		R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$161,724	$1,779	$51,327	$93,614	$36,844	$712	$2,988	$9,448	$7,669	$14,438
Reinvested	17,968	542	3,838	5,397	7,934	44	70	263	246	872
Redeemed	(202,515)	(65,140)	(70,455)	(53,848)	(36,049)	(909)	(1,840)	(4,652)	(5,020)	(5,548)
Net Increase (Decrease)	$(22,823) $ (62,819) $ (15,290)			$45,163	$8,729	$(153)	$1,218	$5,059	$2,895	$9,762
Shares:
Sold	10,074	117	3,354	6,008	2,345	46	192	603	487	917
Reinvested	1,212	38	272	374	545	3	5	18	17	60
Redeemed	(12,749)	(4,236)	(4,664)	(3,464)	(2,287)	(58)	(118)	(302)	(327)	(356)
Net Increase (Decrease)	(1,463)	(4,081)	(1,038)	2,918	603	(9)	79	319	177	621
Year Ended October 31, 2012
Dollars:
Sold	$143,365	$1,144	$29,703	$85,344	$247,453	$869	$2,516	$8,171	$9,482	$21,292
Reinvested	15,948	814	3,163	3,788	2,885	34	65	192	173	517
Redeemed	(212,548)	(96,033)	(76,750)	(34,958)	(20,275)	(1,090)	(2,662)	(3,940)	(6,113)	(8,840)
Net Increase (Decrease)	$(53,235) $ (94,075) $ (43,884)			$54,174	$230,063	$(187)	$(81)	$4,423	$3,542	$12,969
Shares:
Sold	10,182	85	2,218	6,203	17,857	63	183	587	691	1,529
Reinvested	1,203	63	250	293	222	3	5	15	13	40
Redeemed	(15,086)	(7,080)	(5,737)	(2,540)	(1,436)	(81)	(188)	(285)	(441)	(649)
Net Increase (Decrease)	(3,701)	(6,932)	(3,269)	3,956	16,643	(15)	–	317	263	920

Distributions:
Year Ended October 31, 2013
From net investment
income	$(18,292)	$(553)	$(4,028)	$(5,407)	$(7,937)	$(44)	$(70)	$(263)	$(246)	$(872)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $ (18,292)		$(553)	$(4,028)	$(5,407)	$(7,937)	$(44)	$(70)	$(263)	$(246)	$(872)
Year Ended October 31, 2012
From net investment
income	$(16,449)	$(844)	$(3,404)	$(3,792)	$(2,889)	$(34)	$(65)	$(192)	$(173)	$(517)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $ (16,449)		$(844)	$(3,404)	$(3,792)	$(2,889)	$(34)	$(65)	$(192)	$(173)	$(517)

See accompanying notes.

44

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Flexible Income Portfolio
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$43,694		$37,841
Net realized gain (loss) on investments								28,471		15,515
Change in unrealized appreciation/depreciation of investments								39,722		60,190
		Net Increase (Decrease) in Net Assets Resulting from Operations						111,887		113,546

Dividends and Distributions to Shareholders
From net investment income								(44,976)		(36,793)
From net realized gain on investments								(14,282)		(1,585)
					Total Dividends and Distributions			(59,258)		(38,378)

Capital Share Transactions
Net increase (decrease) in capital share transactions								257,434		301,406
				Total increase (decrease) in net assets				310,063		376,574

Net Assets
Beginning of period								1,499,544		1,122,970
End of period (including undistributed net investment income as set forth below)								$1,809,607		$1,499,544
Undistributed (overdistributed) net investment income (loss)								$	–	$1,275

	Class A	Class B Class C		Class J Institutional		R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$213,657	$1,870	$75,620	$215,263	$27,076	$438	$867	$3,652	$7,675	$5,829
Reinvested	24,033	920	6,898	18,394	6,955	32	60	334	363	560
Redeemed	(152,730)	(18,382)	(55,283)	(84,117)	(33,138)	(278)	(1,063)	(2,577)	(2,941)	(2,553)
Net Increase (Decrease)	$84,960	$(15,592)	$27,235	$149,540	$893	$192	$(136)	$1,409	$5,097	$3,836
Shares:
Sold	17,627	155	6,287	17,883	2,236	36	72	303	640	483
Reinvested	1,996	77	578	1,537	579	3	5	28	30	47
Redeemed	(12,609)	(1,517)	(4,598)	(6,989)	(2,743)	(23)	(88)	(214)	(245)	(212)
Net Increase (Decrease)	7,014	(1,285)	2,267	12,431	72	16	(11)	117	425	318
Year Ended October 31, 2012
Dollars:
Sold	$153,369	$3,070	$57,373	$174,989	$114,359	$264	$963	$4,695	$4,043	$10,394
Reinvested	16,724	1,100	4,550	10,723	3,278	21	40	222	181	296
Redeemed	(111,722)	(31,455)	(37,658)	(55,310)	(14,321)	(311)	(630)	(2,737)	(1,976)	(3,128)
Net Increase (Decrease)	$58,371	$(27,285)	$24,265	$130,402	$103,316	$(26)	$373	$2,180	$2,248	$7,562
Shares:
Sold	13,161	263	4,966	15,135	9,809	23	83	408	350	899
Reinvested	1,445	96	397	930	281	2	3	19	16	25
Redeemed	(9,606)	(2,711)	(3,275)	(4,786)	(1,227)	(27)	(54)	(236)	(170)	(269)
Net Increase (Decrease)	5,000	(2,352)	2,088	11,279	8,863	(2)	32	191	196	655

Distributions:
Year Ended October 31, 2013
From net investment
income	$(18,678)	$(591)	$(4,957)	$(14,321)	$(5,388)	$(23)	$(44)	$(250)	$(292)	$(432)
From net realized gain on
investments	(5,809)	(349)	(2,134)	(4,113)	(1,569)	(9)	(16)	(84)	(71)	(128)
Total Dividends and Distributions $ (24,487)		$(940)	$(7,091)	$(18,434)	$(6,957)	$(32)	$(60)	$(334)	$(363)	$(560)
Year Ended October 31, 2012
From net investment
income	$(16,828)	$(1,071)	$(4,613)	$(10,350)	$(3,197)	$(20)	$(38)	$(213)	$(175)	$(288)
From net realized gain on
investments	(723)	(83)	(265)	(401)	(87)	(1)	(2)	(9)	(6)	(8)
Total Dividends and Distributions $ (17,551)		$(1,154)	$(4,878)	$(10,751)	$(3,284)	$(21)	$(40)	$(222)	$(181)	$(296)

See accompanying notes.

45

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Strategic Growth Portfolio
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	16,510		$8,766
Net realized gain (loss) on investments								121,311			21,089
Change in unrealized appreciation/depreciation of investments								240,577			126,504
		Net Increase (Decrease) in Net Assets Resulting from Operations						378,398			156,359

Dividends and Distributions to Shareholders
From net investment income								(17,084)			(8,586)
					Total Dividends and Distributions			(17,084)			(8,586)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(42,941)			11,040
				Total increase (decrease) in net assets				318,373			158,813

Net Assets
Beginning of period								1,567,699			1,408,886
End of period (including undistributed net investment income as set forth below)								$1,886,072			$1,567,699
Undistributed (overdistributed) net investment income (loss)								$	6,799		$7,373

	Class A	Class B	Class C	Class J Institutional		R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$102,373	$764	$27,899	$51,820	$27,102	$825	$1,630	$6,389	$10,698	$7,115
Reinvested	9,063	106	1,426	2,452	3,223	26	23	153	90	281
Redeemed	(134,287)	(47,107)	(47,102)	(31,949)	(22,315)	(304)	(688)	(4,335)	(4,977)	(3,335)
Net Increase (Decrease)	$ (22,851) $ (46,237) $ (17,777)			$22,323	$8,010	$547	$965	$2,207	$5,811	$4,061
Shares:
Sold	5,716	45	1,648	2,961	1,531	49	95	369	628	402
Reinvested	554	7	93	154	201	2	1	10	6	18
Redeemed	(7,574)	(2,825)	(2,823)	(1,837)	(1,281)	(18)	(40)	(256)	(282)	(196)
Net Increase (Decrease)	(1,304)	(2,773)	(1,082)	1,278	451	33	56	123	352	224
Year Ended October 31, 2012
Dollars:
Sold	$97,646	$769	$18,300	$42,593	$126,523	$660	$1,471	$4,936	$3,524	$7,371
Reinvested	5,639	–	195	1,360	934	11	12	72	50	127
Redeemed	(136,735)	(66,596)	(46,940)	(27,866)	(13,221)	(1,256)	(1,262)	(2,238)	(2,206)	(2,833)
Net Increase (Decrease)	$(33,450) $(65,827) $ (28,445)			$16,087	$114,236	$(585)	$221	$2,770	$1,368	$4,665
Shares:
Sold	6,330	52	1,265	2,817	8,359	43	98	323	236	484
Reinvested	391	–	14	97	66	1	1	5	3	9
Redeemed	(8,865)	(4,611)	(3,256)	(1,846)	(867)	(84)	(81)	(151)	(144)	(189)
Net Increase (Decrease)	(2,144)	(4,559)	(1,977)	1,068	7,558	(40)	18	177	95	304

Distributions:
Year Ended October 31, 2013
From net investment
income	$(9,213)	$(108)	$(1,508)	$(2,452)	$(3,230)	$(26)	$(23)	$(153)	$(90)	$(281)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions	$(9,213)	$(108)	$(1,508)	$(2,452)	$(3,230)	$(26)	$(23)	$(153)	$(90)	$(281)
Year Ended October 31, 2012
From net investment
income	$(5,800)	–	$(211)	$(1,362)	$(941)	$(11)	$(12)	$(72)	$(50)	$(127)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions	$(5,800)	–	$(211)	$(1,362)	$(941)	$(11)	$(12)	$(72)	$(50)	$(127)

See accompanying notes.

46

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund (collectively, the “Principal LifeTime Funds”), SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) (known as the "Funds") are presented herein. The Funds may offer up to nine classes of shares: Class A, Class C, Class J, Institutional, R-1, R-2, R-3, R-4, and R-5. Class B shares of the Funds are no longer available for purchase. Information presented in these financial statements pertains to the Class A, Class B, and Class C shares. Certain detailed financial information for the Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares is provided separately.

All classes of shares for each of the Funds represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. The Funds invest in Institutional Class shares of other series of Principal Funds, Inc. (the "Underlying Funds"). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by Principal Management Corporation (the “Manager”).

In addition to the expenses that each of the Funds bears directly, each of the Funds indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the Funds may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the Funds will vary. Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations. Expenses included in the statements of operations of the Funds reflect the expenses of each of the Funds and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

47

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

2. Significant Accounting Policies (Continued)

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2013, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2010-2013. No examinations are in progress at this time.

Recent Accounting Pronouncements. In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2013-08 Financial Services –Investment Companies to amend the criteria for an entity to qualify as an investment company. In addition, the ASU (1) requires new disclosure for all investment companies and (2) amends the measurement criteria for certain interests in other investment companies. ASU 2013-08 is effective prospectively during interim and annual periods in fiscal years beginning after December 15, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. Operating Policies

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended October 31, 2013, no funds borrowed from or loaned to the Facility.

The Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Fed Funds Rate or LIBOR Rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. The Funds did not borrow against the line of credit during the year ended October 31, 2013.

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

48

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

4. Fair Valuation (Continued)

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

”Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

”Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

”Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Fund’s assets and liabilities. As of October 31, 2013 there were no significant transfers between Level 1 and Level 2 and 100% of the Funds’ investments were valued based on Level 1 inputs.

5. Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.). A portion of the management fee is paid by Principal Management Corporation to the sub-advisor of each of the Funds, which are affiliates of the Manager. The annual rate paid by each of the Principal LifeTime Funds is 0.03% of each of the Principal LifeTime Funds’ average net assets. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is .55% of aggregate net assets up to $500 million, .50% of the next $500 million of aggregate net assets, .45% of the next $1 billion of aggregate net assets, .40% of the next $1 billion of aggregate net assets, .35% of the next $1 billion of aggregate net assets, .30% of the next $1 billion of aggregate net assets and .25% of aggregate net assets over $5 billion.

In addition to the management fee, R-1, R-2, R-3, R-4, and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Class A, Class B, Class C, and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services.

49

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

5. Management Agreement and Transactions with Affiliates (Continued)

The Manager has contractually agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) for certain classes of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	Period from November 1, 2012 through October 31, 2013
	Class A	Class B	Class C	Expiration Date
Principal LifeTime 2010 Fund	.41%	N/A	N/A	February 28, 2014
Principal LifeTime 2020 Fund	.41	1.16%	N/A	February 28, 2014
Principal LifeTime 2030 Fund	.41	1.16	N/A	February 28, 2014
Principal LifeTime 2040 Fund	.41	1.16	N/A	February 28, 2014
Principal LifeTime 2050 Fund	.41	1.16	N/A	February 28, 2014
Principal LifeTime Strategic Income Fund	.41	1.16	N/A	February 28, 2014
SAM Balanced Portfolio	N/A	1.70	N/A	February 28, 2014
SAM Conservative Balanced Portfolio	.63	1.38	1.38%	February 28, 2014
SAM Conservative Growth Portfolio	N/A	1.71	N/A	February 28, 2014
SAM Flexible Income Portfolio	N/A	1.69	N/A	February 28, 2014
SAM Strategic Growth Portfolio	N/A	1.75	N/A	February 28, 2014

For the period November 1, 2012 through February 28, 2013, the Manager voluntarily agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) attributable to Institutional class shares of certain of the Funds. The reductions and reimbursements were in amounts that maintained total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets on an annualized basis during the reporting period. The expense limit terminated on February 28, 2013. The operating expense limits were as follows:

	Expense Limit		Expense Limit
SAM Balanced Portfolio	.40%	SAM Flexible Income Portfolio	.40%
SAM Conservative Balanced Portfolio	.40	SAM Strategic Growth Portfolio	.40
SAM Conservative Growth Portfolio	.40

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager.

Distribution Fees. The Class A, Class B, Class C, Class J, R-1, R-2, R-3, and R-4 shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Principal Funds Distributor, Inc., the principal distributor of the Funds. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are .25%, 1.00%, 1.00%, .45%, .35%, .30%, .25%, and .10% for Class A, Class B, Class C, Class J, R-1, R-2, R-3 and R-4 classes of shares, respectively.

Principal Funds Distributor, Inc. has contractually agreed to limit the distribution fees (expressed as a percent of average net assets on an annualized basis) attributable to Class J shares through February 28, 2014. The limit will maintain the level of distribution fees not to exceed .25% for Class J shares.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Distributor.

50

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

5. Management Agreement and Transactions with Affiliates (Continued)

Sales Charges. Principal Funds Distributor, Inc., as the principal distributor, receives proceeds of any CDSC on certain Class A, Class B, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were originally sold without a sales charge. The charge for Class B shares is based on declining rates which begin at 5.00% of the lesser of current market value or the cost of shares being redeemed within 24 months of purchase. After 24 months, the rate declines and is eliminated after 5 years. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. Principal Funds Distributor, Inc. also retains sales charges on sales of Class A shares based on declining rates which begin at 3.75% for Principal LifeTime 2010 Fund, Principal LifeTime Strategic Income Fund, and SAM Flexible Income Portfolio and 5.50% for all other Funds. The aggregate amounts of these charges retained by Principal Funds Distributor, Inc. for the year ended October 31, 2013, were as follows (in thousands):

	Class A	Class B	Class C	Class J
Principal LifeTime 2010 Fund	$32	N/A	N/A	$34
Principal LifeTime 2020 Fund	181	$1	N/A	146
Principal LifeTime 2030 Fund	250	2	N/A	189
Principal LifeTime 2040 Fund	213	3	N/A	123
Principal LifeTime 2050 Fund	124	–	N/A	36
Principal LifeTime Strategic Income Fund	22	–	N/A	16
SAM Balanced Portfolio	1,668	21	$46	210
SAM Conservative Balanced Portfolio	742	11	15	116
SAM Conservative Growth Portfolio	1,058	25	27	87
SAM Flexible Income Portfolio	822	8	45	173
SAM Strategic Growth Portfolio	704	22	23	58

Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), eight years after purchase.

Affiliated Ownership. At October 31, 2013, Principal Life Insurance Company (an affiliate of the Manager), the Manager, Principal Funds Distributor, Inc., Princor Financial Services Corporation, Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned shares of the Funds as follows (amounts in thousands):

Institutional
Principal LifeTime 2010 Fund	69,287
Principal LifeTime 2020 Fund	245,107
Principal LifeTime 2030 Fund	242,553
Principal LifeTime 2040 Fund	151,231
Principal LifeTime 2050 Fund	82,278
Principal LifeTime Strategic Income Fund	40,693
SAM Balanced Portfolio	44,477
SAM Conservative Balanced Portfolio	21,926
SAM Conservative Growth Portfolio	27,536
SAM Flexible Income Portfolio	13,248
SAM Strategic Growth Portfolio	12,552

51

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

6. Capital Share Transactions

The following table reflects the conversion of Class B shares into Class A shares (reflected in the statement of changes in net assets as Class B shares and dollars redeemed and as Class A dollars sold) for the year ended October 31, 2013 (amounts in thousands).

	Shares	Dollars
Principal LifeTime 2020 Fund	120	$1,605
Principal LifeTime 2030 Fund	85	1,140
Principal LifeTime 2040 Fund	59	802
Principal LifeTime 2050 Fund	19	257
Principal LifeTime Strategic Income Fund	4	49
SAM Balanced Portfolio	2,047	29,702
SAM Conservative Balanced Portfolio	508	5,868
SAM Conservative Growth Portfolio	1,859	28,674
SAM Flexible Income Portfolio	395	4,784
SAM Strategic Growth Portfolio	1,218	20,352

7. Investment Transactions

For the year ended October 31, 2013, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts in thousands):

	Purchases	Sales		Purchases	Sales
Principal LifeTime 2010 Fund	$256,330	$421,602	SAM Balanced Portfolio	$814,083	$696,889
Principal LifeTime 2020 Fund	1,599,918	1,534,711	SAM Conservative Balanced Portfolio	307,434	175,470
Principal LifeTime 2030 Fund	1,590,664	1,429,479	SAM Conservative Growth Portfolio	556,373	574,733
Principal LifeTime 2040 Fund	1,196,017	1,064,879	SAM Flexible Income Portfolio	420,646	176,113
Principal LifeTime 2050 Fund	653,485	475,332	SAM Strategic Growth Portfolio	451,778	485,400
Principal LifeTime Strategic Income Fund	115,699	141,586

52

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

8. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended October 31, 2013 and October 31, 2012 were as follows (amounts in thousands):

				Long-Term
	Ordinary Income			Capital Gain*
	2013	2012		2013	2012
Principal LifeTime 2010 Fund	$39,103	$38,883	$	— $	—
Principal LifeTime 2020 Fund	124,847	108,020		—	—
Principal LifeTime 2030 Fund	112,077	97,326		—	—
Principal LifeTime 2040 Fund	66,204	53,315		—	—
Principal LifeTime 2050 Fund	28,890	21,014		—	—
Principal LifeTime Strategic Income Fund	19,423	19,067		—	—
SAM Balanced Portfolio	70,865	62,722		—	—
SAM Conservative Balanced Portfolio	28,780	23,747		6,496	4,616
SAM Conservative Growth Portfolio	37,712	28,359		—	—
SAM Flexible Income Portfolio	44,989	36,793		14,269	1,585
SAM Strategic Growth Portfolio	17,084	8,586		—	—

* The funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Distributable Earnings. As of October 31, 2013, the components of distributable earnings/(deficit) on a federal tax basis were as follows (amounts in thousands):

		Undistributed	Net	Total
	Undistributed Long-Term Capital		Unrealized	Accumulated
	Ordinary Gains/(Accumulated Appreciation Earnings
	Income	Capital Loss)	(Depreciation)	(Deficit)
Principal LifeTime 2010 Fund	$9,905	$(98,595)	$190,280	$101,590
Principal LifeTime 2020 Fund	17,621	65,945	895,319	978,885
Principal LifeTime 2030 Fund	12,578	82,504	1,052,951	1,148,033
Principal LifeTime 2040 Fund	5,050	96,457	751,181	852,688
Principal LifeTime 2050 Fund	2,551	53,240	356,068	411,859
Principal LifeTime Strategic Income Fund	6,652	(43,508)	67,445	30,589
SAM Balanced Portfolio	1,728	72,810	847,388	921,926
SAM Conservative Balanced Portfolio	1,839	28,147	190,288	220,274
SAM Conservative Growth Portfolio	5,742	26,287	693,855	725,884
SAM Flexible Income Portfolio	180	27,512	159,933	187,625
SAM Strategic Growth Portfolio	6,799	13,886	460,422	481,107

Capital Loss Carryforwards. Capital loss carryforwards are losses that can be used to offset future capital gain of the Funds. At October 31, 2013, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):

Net Capital Loss Carryforward Expiring In:
	2017	2018	Total
Principal LifeTime 2010 Fund	$—	$98,595	$98,595
Principal LifeTime Strategic Income Fund	11,374	32,134	43,508

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

53

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

8. Federal Tax Information (Continued)

As of October 31, 2013, the following funds utilized capital loss carryforwards as follows (amounts in thousands):

Utilized
Principal LifeTime 2010 Fund	$23,783
Principal LifeTime 2020 Fund	144,100
Principal LifeTime 2030 Fund	114,800
Principal LifeTime 2040 Fund	31,799
Principal LifeTime 2050 Fund	8,387
Principal LifeTime Strategic Income Fund	5,854
SAM Balanced Portfolio	90,361
SAM Conservative Growth Portfolio	99,696
SAM Strategic Growth Portfolio	105,076

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2013, the Funds do not plan to defer any late-year losses.

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Funds recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized
	Investment Income	Gain on Investments	Paid in Capital
SAM Flexible Income Portfolio	$7	$17	$(24)

Federal Income Tax Basis. At October 31, 2013, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Funds were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation (Depreciation)	Income Tax Purposes
Principal LifeTime 2010 Fund	$215,962	$(25,682)	$190,280	$1,479,346
Principal LifeTime 2020 Fund	991,857	(96,538)	895,319	5,494,514
Principal LifeTime 2030 Fund	1,148,295	(95,344)	1,052,951	5,178,318
Principal LifeTime 2040 Fund	804,794	(53,613)	751,181	3,183,939
Principal LifeTime 2050 Fund	378,494	(22,426)	356,068	1,507,846
Principal LifeTime Strategic Income Fund	73,726	(6,281)	67,445	706,591
SAM Balanced Portfolio	850,221	(2,833)	847,388	3,644,432
SAM Conservative Balanced Portfolio	192,790	(2,502)	190,288	1,272,094
SAM Conservative Growth Portfolio	694,709	(854)	693,855	2,319,515
SAM Flexible Income Portfolio	166,288	(6,148)	160,140	1,645,754
SAM Strategic Growth Portfolio	461,470	(1,048)	460,422	1,427,846

9. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

54

	Schedule of Investments
	Principal LifeTime 2010 Fund
	October 31, 2013

INVESTMENT COMPANIES - 100.12%	Shares Held	Value	(000	's)

Principal Funds, Inc. Institutional Class - 100.12%
Bond & Mortgage Securities Fund (a)	16,912,575		$182,487
Bond Market Index Fund (a)	13,572,181		147,801
Core Plus Bond Fund I (a)	16,352,593		183,313
Diversified International Fund (a)	6,493,839		76,433
Diversified Real Asset Fund (a)	5,171,451		63,247
Equity Income Fund (a)	3,679,519		85,254
Global Diversified Income Fund (a)	5,866,439		83,245
Global Multi-Strategy Fund (a)	4,303,645		46,178
Global Opportunities Fund (a),(b)	2,472,329		29,569
High Yield Fund I (a)	4,279,682		46,049
Inflation Protection Fund (a)	8,790,610		76,390
International Emerging Markets Fund (a)	1,007,764		25,204
LargeCap Growth Fund I (a)	8,622,634		110,025
LargeCap S&P 500 Index Fund (a)	5,668,763		70,690
LargeCap Value Fund (a)	2,873,977		39,029
LargeCap Value Fund I (a)	1,521,332		21,922
LargeCap Value Fund III (a)	3,160,600		43,427
MidCap Fund (a)	4,050,778		81,623
Overseas Fund (a)	6,656,662		80,612
Short-Term Income Fund (a)	10,446,363		128,072
SmallCap Growth Fund I (a),(b)	1,682,299		24,898
SmallCap Value Fund II (a)	1,751,880		24,158
			$1,669,626
TOTAL INVESTMENT COMPANIES			$1,669,626
Total Investments			$1,669,626
Liabilities in Excess of Other Assets, Net - (0.12)%			$(1,935)
TOTAL NET ASSETS - 100.00%			$1,667,691

(a)	Affiliated Security
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	45 .81%
Domestic Equity Funds	30 .06%
International Equity Funds	12 .70%
Specialty Funds	11 .55%
Liabilities in Excess of Other Assets, Net	(0 .12)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

55

Schedule of Investments
Principal LifeTime 2010 Fund
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	17,438,103	$188,136	2,234,100	$24,605	2,759,628	$30,132	16,912,575	$182,662
Bond Market Index Fund	14,499,995	155,118	1,697,039	18,489	2,624,853	28,740	13,572,181	144,920
Core Plus Bond Fund I	16,551,657	174,338	2,475,950	28,183	2,675,014	30,132	16,352,593	172,513
Diversified International Fund	6,754,072	95,359	797,529	8,431	1,057,762	11,319	6,493,839	92,839
Diversified Real Asset Fund	5,363,855	55,306	693,945	8,255	886,349	10,589	5,171,451	53,431
Equity Income Fund	4,557,042	86,570	229,506	4,824	1,107,029	23,945	3,679,519	69,686
Global Diversified Income Fund	6,282,506	72,213	536,890	7,565	952,957	13,428	5,866,439	66,580
Global Multi-Strategy Fund	2,160,248	21,602	2,775,931	29,497	632,534	6,700	4,303,645	44,480
Global Opportunities Fund	—	—	2,710,135	29,543	237,806	2,640	2,472,329	26,927
High Yield Fund I	4,239,172	40,605	706,527	7,609	666,017	7,147	4,279,682	41,131
Inflation Protection Fund	9,391,214	75,856	875,166	7,727	1,475,770	13,235	8,790,610	71,070
International Emerging Markets Fund	1,117,565	30,926	42,381	1,081	152,182	3,776	1,007,764	28,102
International Equity Index Fund	1,751,034	16,318	62,675	638	1,813,709	19,308	—	—
International Fund I	2,842,695	44,364	67,961	761	2,910,656	34,015	—	—
LargeCap Growth Fund I	10,943,485	87,523	772,871	7,892	3,093,722	33,890	8,622,634	67,544
LargeCap S&P 500 Index Fund	7,002,076	72,701	311,214	3,255	1,644,527	18,588	5,668,763	57,683
LargeCap Value Fund	3,404,034	32,914	150,926	1,718	680,983	8,365	2,873,977	26,210
LargeCap Value Fund I	6,089,677	69,403	250,965	3,046	4,819,310	65,384	1,521,332	12,435
LargeCap Value Fund III	—	—	3,160,600	42,130	—	—	3,160,600	42,130
MidCap Fund	4,704,356	69,667	234,612	3,864	888,190	15,828	4,050,778	59,871
Overseas Fund	6,900,517	62,166	804,545	8,468	1,048,400	11,318	6,656,662	59,777
Short-Term Income Fund	11,724,727	140,888	485,684	5,962	1,764,048	21,627	10,446,363	125,420
SmallCap Growth Fund I	1,920,923	19,850	170,684	1,933	409,308	5,248	1,682,299	16,540
SmallCap Value Fund II	2,183,265	17,034	76,734	854	508,119	6,248	1,751,880	13,558

		$1,628,857		$256,330		$421,602		$1,475,509

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$4,769			$53			$—
Bond Market Index Fund		3,411			53			75
Core Plus Bond Fund I		6,224			124			2,228
Diversified International Fund		1,449			368			—
Diversified Real Asset Fund		871			459			1,538
Equity Income Fund		2,570			2,237			—
Global Diversified Income Fund		4,604			230			511
Global Multi-Strategy Fund		305			81			—
Global Opportunities Fund		—			24			—
High Yield Fund I		5,778			64			801
Inflation Protection Fund		420			722			—
International Emerging Markets Fund		424			(129)			—
International Equity Index Fund		529			2,352			—
International Fund I		597			(11,110)			—
LargeCap Growth Fund I		605			6,019			4,615
LargeCap S&P 500 Index Fund		1,410			315			—
LargeCap Value Fund		784			(57)			—
LargeCap Value Fund I		1,460			5,370			—
LargeCap Value Fund III		—			—			—
MidCap Fund		958			2,168			1,020
Overseas Fund		1,486			461			—
Short-Term Income Fund		2,157			197			—
SmallCap Growth Fund I		—			5			1,368
SmallCap Value Fund II		289			1,918			—
		$41,100			$11,924			$12,156
Amounts in thousands except shares

See accompanying notes.

56

	Schedule of Investments
	Principal LifeTime 2020 Fund
	October 31, 2013

INVESTMENT COMPANIES - 100.09%	Shares Held	Value	(000 's)

Principal Funds, Inc. Institutional Class - 100.09%
Bond & Mortgage Securities Fund (a)	52,579,398		$567,332
Bond Market Index Fund (a)	41,552,382		452,506
Core Plus Bond Fund I (a)	50,769,311		569,124
Diversified International Fund (a)	31,930,860		375,826
Diversified Real Asset Fund (a)	15,027,484		183,786
Equity Income Fund (a)	8,462,241		196,070
Global Diversified Income Fund (a)	9,518,879		135,073
Global Multi-Strategy Fund (a)	14,533,042		155,939
Global Opportunities Fund (a),(b)	25,390,298		303,668
Global Real Estate Securities Fund (a)	24,907,807		218,940
High Yield Fund I (a)	8,924,950		96,032
Inflation Protection Fund (a)	19,586,956		170,211
International Emerging Markets Fund (a)	7,000,056		175,071
LargeCap Growth Fund (a)	2,424,277		28,049
LargeCap Growth Fund I (a)	47,160,911		601,773
LargeCap S&P 500 Index Fund (a)	34,168,839		426,085
LargeCap Value Fund (a)	20,738,807		281,633
LargeCap Value Fund I (a)	10,713,324		154,379
LargeCap Value Fund III (a)	21,906,090		300,990
MidCap Fund (a)	4,678,112		94,264
MidCap Growth Fund III (a)	9,533,764		133,187
MidCap Value Fund III (a)	6,943,009		131,084
Overseas Fund (a)	31,944,994		386,854
SmallCap Growth Fund I (a),(b)	8,394,378		124,237
SmallCap Value Fund II (a)	9,261,764		127,720
			$6,389,833
TOTAL INVESTMENT COMPANIES			$6,389,833
Total Investments			$6,389,833
Liabilities in Excess of Other Assets, Net - (0.09)%			$(5,445)
TOTAL NET ASSETS - 100.00%			$6,384,388

(a)	Affiliated Security
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	40 .72%
Fixed Income Funds	29 .06%
International Equity Funds	22 .88%
Specialty Funds	7 .43%
Liabilities in Excess of Other Assets, Net	(0 .09)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

57

Schedule of Investments
Principal LifeTime 2020 Fund
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	47,589,055	$510,852	8,677,547	$95,369	3,687,204	$40,333	52,579,398	$565,913
Bond Market Index Fund	38,423,158	411,183	6,574,705	72,278	3,445,481	37,807	41,552,382	445,636
Core Plus Bond Fund I	43,602,885	465,752	10,740,439	121,815	3,574,013	40,333	50,769,311	547,303
Diversified International Fund	26,355,554	374,317	7,721,049	81,791	2,145,743	22,796	31,930,860	433,450
Diversified Real Asset Fund	13,538,713	142,037	2,598,610	31,038	1,109,839	13,231	15,027,484	159,865
Equity Income Fund	8,383,593	159,372	697,532	14,812	618,884	12,951	8,462,241	161,328
Global Diversified Income Fund	8,093,558	109,069	2,098,625	29,624	673,304	9,476	9,518,879	129,226
Global Multi-Strategy Fund	6,701,700	67,481	8,740,109	92,863	908,767	9,607	14,533,042	150,772
Global Opportunities Fund	—	—	26,348,276	286,293	957,978	10,579	25,390,298	275,752
Global Real Estate Securities Fund	25,303,023	189,062	3,013,813	25,290	3,409,029	28,706	24,907,807	186,296
High Yield Fund I	8,401,983	76,621	2,574,858	27,589	2,051,891	21,907	8,924,950	82,828
Inflation Protection Fund	15,930,933	138,341	5,093,164	46,377	1,437,141	12,951	19,586,956	171,798
International Emerging Markets Fund	7,033,537	177,421	492,102	12,410	525,583	13,102	7,000,056	176,724
International Equity Index Fund	17,456,983	161,260	701,144	7,161	18,158,127	196,193	—	—
International Fund I	13,857,617	183,062	399,941	4,496	14,257,558	166,313	—	—
LargeCap Growth Fund	16,070,552	99,076	255,728	2,332	13,902,003	142,020	2,424,277	12,405
LargeCap Growth Fund I	46,647,303	366,298	4,729,447	49,430	4,215,839	45,941	47,160,911	371,702
LargeCap S&P 500 Index Fund	36,222,493	343,892	2,604,450	27,944	4,658,104	51,630	34,168,839	320,469
LargeCap Value Fund	22,323,472	213,963	1,601,256	18,728	3,185,921	38,208	20,738,807	194,620
LargeCap Value Fund I	40,343,703	427,403	2,483,652	30,768	32,114,031	435,485	10,713,324	94,740
LargeCap Value Fund III	—	—	21,906,090	292,443	—	—	21,906,090	292,443
MidCap Fund	4,648,389	68,165	382,099	6,473	352,376	6,045	4,678,112	68,697
MidCap Growth Fund III	9,488,458	81,563	752,188	8,795	706,882	8,354	9,533,764	82,078
MidCap Value Fund I	7,884,099	92,770	184,431	2,692	8,068,530	129,540	—	—
MidCap Value Fund III	—	—	7,195,168	115,307	252,159	4,292	6,943,009	111,099
Overseas Fund	26,663,634	244,067	7,408,084	78,379	2,126,724	22,795	31,944,994	299,649
SmallCap Growth Fund I	8,032,271	75,287	943,978	10,965	581,871	7,058	8,394,378	79,228
SmallCap Value Fund II	9,315,287	72,795	562,457	6,456	615,980	7,058	9,261,764	72,384

		$5,251,109		$1,599,918		$1,534,711		$5,486,405

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$13,911			$25			$—
Bond Market Index Fund		9,104			(18)			198
Core Plus Bond Fund I		16,494			69			5,900
Diversified International Fund		5,691			138			—
Diversified Real Asset Fund		2,215			21			3,904
Equity Income Fund		5,152			95			—
Global Diversified Income Fund		6,698			9			662
Global Multi-Strategy Fund		951			35			—
Global Opportunities Fund		—			38			—
Global Real Estate Securities Fund		15,316			650			—
High Yield Fund I		11,290			525			1,595
Inflation Protection Fund		717			31			—
International Emerging Markets Fund		2,687			(5)			—
International Equity Index Fund		5,307			27,772			—
International Fund I		2,924			(21,245)			—
LargeCap Growth Fund		1,075			53,017			—
LargeCap Growth Fund I		2,597			1,915			19,777
LargeCap S&P 500 Index Fund		7,335			263			—
LargeCap Value Fund		5,172			137			—
LargeCap Value Fund I		9,728			72,054			—
LargeCap Value Fund III		—			—			—
MidCap Fund		952			104			1,013
MidCap Growth Fund III		358			74			2,256
MidCap Value Fund I		1,435			34,078			—
MidCap Value Fund III		—			84			—
Overseas Fund		5,779			(2)			—
SmallCap Growth Fund I		—			34			5,750
SmallCap Value Fund II		1,241			191			—
		$134,129			$170,089			$41,055
Amounts in thousands except shares

See accompanying notes.

58

	Schedule of Investments
	Principal LifeTime 2030 Fund
	October 31, 2013

INVESTMENT COMPANIES - 100.09%	Shares Held	Value	(000 's)

Principal Funds, Inc. Institutional Class - 100.09%
Bond & Mortgage Securities Fund (a)	29,774,758		$321,270
Bond Market Index Fund (a)	26,415,206		287,662
Core Plus Bond Fund I (a)	28,615,601		320,781
Diversified International Fund (a)	36,860,597		433,849
Diversified Real Asset Fund (a)	10,382,913		126,983
Global Multi-Strategy Fund (a)	13,728,868		147,311
Global Opportunities Fund (a),(b)	25,478,075		304,718
Global Real Estate Securities Fund (a)	33,366,707		293,293
High Yield Fund I (a)	11,479,936		123,524
Inflation Protection Fund (a)	9,362,582		81,361
International Emerging Markets Fund (a)	8,326,114		208,236
LargeCap Growth Fund (a)	16,766,268		193,986
LargeCap Growth Fund I (a)	58,224,969		742,951
LargeCap S&P 500 Index Fund (a)	35,983,418		448,713
LargeCap Value Fund (a)	24,582,800		333,834
LargeCap Value Fund I (a)	12,819,494		184,729
LargeCap Value Fund III (a)	27,148,143		373,015
MidCap Growth Fund III (a)	14,734,074		205,835
MidCap Value Fund III (a)	10,774,345		203,420
Overseas Fund (a)	41,584,638		503,590
Preferred Securities Fund (a)	12,029,286		122,819
SmallCap Growth Fund I (a),(b)	9,190,971		136,026
SmallCap Value Fund II (a)	9,670,993		133,363
			$6,231,269
TOTAL INVESTMENT COMPANIES			$6,231,269
Total Investments			$6,231,269
Liabilities in Excess of Other Assets, Net - (0.09)%			$(5,860)
TOTAL NET ASSETS - 100.00%			$6,225,409

(a)	Affiliated Security
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	47 .49%
International Equity Funds	28 .00%
Fixed Income Funds	20 .19%
Specialty Funds	4 .41%
Liabilities in Excess of Other Assets, Net	(0 .09)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

59

Schedule of Investments
Principal LifeTime 2030 Fund
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	27,751,024	$297,502	4,230,656	$46,515	2,206,922	$24,165	29,774,758	$319,865
Bond Market Index Fund	25,904,949	276,151	2,572,253	28,250	2,061,996	22,636	26,415,206	281,752
Core Plus Bond Fund I	26,185,860	281,930	4,570,380	51,949	2,140,639	24,165	28,615,601	309,721
Diversified International Fund	27,684,938	384,780	11,686,924	126,806	2,511,265	26,691	36,860,597	485,093
Diversified Real Asset Fund	9,450,154	100,061	1,712,712	20,447	779,953	9,294	10,382,913	111,223
Global Multi-Strategy Fund	6,089,561	61,408	8,503,754	90,904	864,447	9,135	13,728,868	143,200
Global Opportunities Fund	—	—	26,486,766	290,183	1,008,691	11,105	25,478,075	279,114
Global Real Estate Securities Fund	33,965,572	254,968	4,769,334	40,131	5,368,199	46,844	33,366,707	250,675
High Yield Fund I	10,052,995	92,024	2,196,990	23,633	770,049	8,262	11,479,936	107,397
Inflation Protection Fund	9,328,047	82,991	950,063	8,559	915,528	8,262	9,362,582	83,290
International Emerging Markets Fund	8,215,747	200,130	761,351	19,099	650,984	16,260	8,326,114	202,967
International Equity Index Fund	13,195,035	127,484	610,110	6,218	13,805,145	152,076	—	—
International Fund I	3,126,793	47,887	659,673	7,379	3,786,466	44,372	—	—
LargeCap Growth Fund	24,543,552	168,817	1,381,072	13,466	9,158,356	89,949	16,766,268	103,576
LargeCap Growth Fund I	55,686,021	437,229	6,794,706	71,582	4,255,758	45,440	58,224,969	463,512
LargeCap S&P 500 Index Fund	36,182,247	339,003	3,318,888	35,838	3,517,717	38,916	35,983,418	336,129
LargeCap Value Fund	26,063,948	253,921	2,245,263	26,407	3,726,411	45,654	24,582,800	234,575
LargeCap Value Fund I	47,227,344	501,187	3,493,828	43,461	37,901,678	517,868	12,819,494	115,285
LargeCap Value Fund III	—	—	27,148,143	362,370	—	—	27,148,143	362,370
MidCap Growth Fund III	13,845,420	130,588	1,978,994	23,484	1,090,340	12,880	14,734,074	141,213
MidCap Value Fund I	11,218,560	137,323	307,608	4,469	11,526,168	184,660	—	—
MidCap Value Fund III	—	—	11,174,925	178,516	400,580	6,787	10,774,345	171,744
Overseas Fund	42,468,708	395,398	3,012,972	32,271	3,897,042	41,364	41,584,638	386,252
Preferred Securities Fund	11,334,753	115,461	1,482,717	15,548	788,184	8,261	12,029,286	122,749
SmallCap Growth Fund I	9,210,733	85,461	1,210,828	14,192	1,230,590	14,716	9,190,971	85,347
SmallCap Value Fund II	10,625,099	84,411	778,788	8,987	1,732,894	19,717	9,670,993	76,211

		$4,856,115		$1,590,664		$1,429,479		$5,173,260

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$7,975			$13			$—
Bond Market Index Fund		6,168			(13)			135
Core Plus Bond Fund I		9,947			7			3,561
Diversified International Fund		6,007			198			—
Diversified Real Asset Fund		1,554			9			2,738
Global Multi-Strategy Fund		868			23			—
Global Opportunities Fund		—			36			—
Global Real Estate Securities Fund		20,690			2,420			—
High Yield Fund I		14,155			2			1,917
Inflation Protection Fund		422			2			—
International Emerging Markets Fund		3,155			(2)			—
International Equity Index Fund		4,030			18,374			—
International Fund I		736			(10,894)			—
LargeCap Growth Fund		1,647			11,242			—
LargeCap Growth Fund I		3,113			141			23,715
LargeCap S&P 500 Index Fund		7,358			204			—
LargeCap Value Fund		6,064			(99)			—
LargeCap Value Fund I		11,437			88,505			—
LargeCap Value Fund III		—			—			—
MidCap Growth Fund III		525			21			3,308
MidCap Value Fund I		2,050			42,868			—
MidCap Value Fund III		—			15			—
Overseas Fund		9,167			(53)			—
Preferred Securities Fund		6,753			1			689
SmallCap Growth Fund I		—			410			6,626
SmallCap Value Fund II		1,422			2,530			—
		$125,243			$155,960			$42,689
Amounts in thousands except shares

See accompanying notes.

60

	Schedule of Investments
	Principal LifeTime 2040 Fund
	October 31, 2013

INVESTMENT COMPANIES - 100.09%	Shares Held	Value	(000 's)

Principal Funds, Inc. Institutional Class - 100.09%
Bond & Mortgage Securities Fund (a)	9,044,232		$97,587
Bond Market Index Fund (a)	8,647,038		94,166
Core Plus Bond Fund I (a)	8,658,308		97,060
Diversified International Fund (a)	28,878,912		339,905
Diversified Real Asset Fund (a)	5,218,834		63,826
Global Multi-Strategy Fund (a)	8,184,348		87,818
Global Opportunities Fund (a),(b)	19,000,417		227,245
Global Real Estate Securities Fund (a)	22,456,619		197,394
High Yield Fund I (a)	6,953,645		74,821
International Emerging Markets Fund (a)	6,843,911		171,166
LargeCap Growth Fund (a)	13,161,896		152,283
LargeCap Growth Fund I (a)	40,908,258		521,989
LargeCap S&P 500 Index Fund (a)	24,859,406		309,997
LargeCap Value Fund (a)	17,753,550		241,093
LargeCap Value Fund I (a)	9,791,321		141,093
LargeCap Value Fund III (a)	19,798,596		272,033
MidCap Growth Fund III (a)	9,740,092		136,069
MidCap Value Fund III (a)	6,527,632		123,242
Overseas Fund (a)	28,434,389		344,340
Preferred Securities Fund (a)	5,994,788		61,207
SmallCap Growth Fund I (a),(b)	6,173,980		91,375
SmallCap Value Fund II (a)	6,483,735		89,411
			$3,935,120
TOTAL INVESTMENT COMPANIES			$3,935,120
Total Investments			$3,935,120
Liabilities in Excess of Other Assets, Net - (0.09)%			$(3,463)
TOTAL NET ASSETS - 100.00%			$3,931,657

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type			Percent
Domestic Equity Funds			52 .87%
International Equity Funds			32 .56%
Fixed Income Funds			10 .81%
Specialty Funds			3 .85%
Liabilities in Excess of Other Assets, Net			(0 .09)%
TOTAL NET ASSETS			100.00%

See accompanying notes.

61

Schedule of Investments
Principal LifeTime 2040 Fund
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	8,707,486	$93,047	1,151,974	$12,595	815,228	$8,910	9,044,232	$96,736
Bond Market Index Fund	8,446,329	90,877	773,031	8,504	572,322	6,288	8,647,038	93,091
Core Plus Bond Fund I	8,183,610	87,929	1,265,032	14,322	790,334	8,909	8,658,308	93,342
Diversified International Fund	21,734,595	279,628	9,163,038	97,378	2,018,721	21,398	28,878,912	355,649
Diversified Real Asset Fund	4,622,107	49,114	1,011,217	12,081	414,490	4,935	5,218,834	56,261
Global Multi-Strategy Fund	3,813,798	38,536	4,897,686	52,364	527,136	5,567	8,184,348	85,341
Global Opportunities Fund	—	—	19,769,800	218,827	769,383	8,435	19,000,417	210,404
Global Real Estate Securities Fund	20,989,517	156,685	4,815,591	40,937	3,348,489	29,029	22,456,619	169,492
High Yield Fund I	6,032,874	56,270	1,431,941	15,409	511,170	5,482	6,953,645	66,191
International Emerging Markets Fund	5,858,821	137,608	1,477,875	35,700	492,785	12,250	6,843,911	161,058
International Equity Index Fund	10,254,369	99,442	506,790	5,161	10,761,159	117,627	—	—
International Fund I	11,974,901	151,091	453,379	5,072	12,428,280	144,760	—	—
LargeCap Growth Fund	18,701,848	129,770	1,285,549	12,554	6,825,501	69,864	13,161,896	82,907
LargeCap Growth Fund I	38,740,296	304,375	5,465,449	57,825	3,297,487	35,279	40,908,258	326,904
LargeCap S&P 500 Index Fund	24,188,154	216,229	2,647,441	28,668	1,976,189	21,384	24,859,406	223,514
LargeCap Value Fund	18,810,953	180,534	1,894,389	22,341	2,951,792	36,175	17,753,550	166,730
LargeCap Value Fund I	33,305,304	351,209	2,927,489	36,493	26,441,472	361,418	9,791,321	87,589
LargeCap Value Fund III	—	—	19,798,596	264,066	—	—	19,798,596	264,066
MidCap Growth Fund III	8,277,744	77,464	2,231,464	26,371	769,116	9,099	9,740,092	94,747
MidCap Value Fund I	6,379,147	76,922	226,412	3,285	6,605,559	106,476	—	—
MidCap Value Fund III	—	—	6,813,441	110,180	285,809	4,843	6,527,632	105,340
Overseas Fund	21,961,454	205,793	8,475,751	89,819	2,002,816	21,397	28,434,389	274,226
Preferred Securities Fund	5,601,343	55,721	786,162	8,243	392,717	4,113	5,994,788	59,851
SmallCap Growth Fund I	6,154,842	56,628	904,895	10,671	885,757	10,620	6,173,980	56,950
SmallCap Value Fund II	6,795,760	53,968	617,969	7,151	929,994	10,621	6,483,735	51,391

		$2,948,840		$1,196,017		$1,064,879		$3,181,780

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$2,459			$4			$—
Bond Market Index Fund		2,013			(2)			44
Core Plus Bond Fund I		3,112			—			1,113
Diversified International Fund		4,726			41			—
Diversified Real Asset Fund		762			1			1,340
Global Multi-Strategy Fund		544			8			—
Global Opportunities Fund		—			12			—
Global Real Estate Securities Fund		12,883			899			—
High Yield Fund I		8,518			(6)			1,151
International Emerging Markets Fund		2,254			—			—
International Equity Index Fund		3,139			13,024			—
International Fund I		2,544			(11,403)			—
LargeCap Growth Fund		1,257			10,447			—
LargeCap Growth Fund I		2,168			(17)			16,510
LargeCap S&P 500 Index Fund		4,925			1			—
LargeCap Value Fund		4,381			30			—
LargeCap Value Fund I		8,074			61,305			—
LargeCap Value Fund III		—			—			—
MidCap Growth Fund III		314			11			1,979
MidCap Value Fund I		1,167			26,269			—
MidCap Value Fund III		—			3			—
Overseas Fund		4,793			11			—
Preferred Securities Fund		3,354			—			341
SmallCap Growth Fund I		—			271			4,431
SmallCap Value Fund II		911			893			—
		$74,298			$101,802			$26,909
Amounts in thousands except shares

See accompanying notes.

62

	Schedule of Investments
	Principal LifeTime 2050 Fund
	October 31, 2013

INVESTMENT COMPANIES - 100.00%	Shares Held	Value	(000's)

Principal Funds, Inc. Institutional Class - 100.00%
Bond & Mortgage Securities Fund (a)	2,026,849		$21,870
Bond Market Index Fund (a)	511,933		5,575
Core Plus Bond Fund I (a)	1,939,833		21,746
Diversified International Fund (a)	14,626,586		172,155
Diversified Real Asset Fund (a)	1,770,322		21,651
Global Multi-Strategy Fund (a)	2,808,689		30,137
Global Opportunities Fund (a),(b)	9,989,176		119,471
Global Real Estate Securities Fund (a)	11,330,567		99,596
High Yield Fund I (a)	3,478,617		37,430
International Emerging Markets Fund (a)	3,046,561		76,194
LargeCap Growth Fund (a)	6,346,551		73,430
LargeCap Growth Fund I (a)	20,274,054		258,697
LargeCap S&P 500 Index Fund (a)	12,310,958		153,518
LargeCap Value Fund (a)	9,030,855		122,639
LargeCap Value Fund I (a)	4,988,358		71,882
LargeCap Value Fund III (a)	10,428,542		143,288
MidCap Growth Fund III (a)	4,784,628		66,841
MidCap Value Fund III (a)	3,177,430		59,990
Overseas Fund (a)	14,986,830		181,490
Preferred Securities Fund (a)	3,716,067		37,941
SmallCap Growth Fund I (a),(b)	3,000,886		44,413
SmallCap Value Fund II (a)	3,187,831		43,960
			$1,863,914
TOTAL INVESTMENT COMPANIES			$1,863,914
Total Investments			$1,863,914
Other Assets in Excess of Liabilities, Net - 0.00%			$91
TOTAL NET ASSETS - 100.00%			$1,864,005

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type			Percent
Domestic Equity Funds			55 .73%
International Equity Funds			34 .81%
Fixed Income Funds			6 .68%
Specialty Funds			2 .78%
Other Assets in Excess of Liabilities, Net			0 .00%
TOTAL NET ASSETS			100.00%

See accompanying notes.

63

Schedule of Investments
Principal LifeTime 2050 Fund
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	1,790,526	$19,240	382,426	$4,176	146,103	$1,598	2,026,849	$21,818
Bond Market Index Fund	495,747	5,219	29,345	326	13,159	147	511,933	5,398
Core Plus Bond Fund I	1,686,519	18,154	391,728	4,426	138,414	1,563	1,939,833	21,018
Diversified International Fund	10,445,527	130,303	5,064,327	53,974	883,268	9,362	14,626,586	174,928
Diversified Real Asset Fund	1,543,607	16,281	360,882	4,308	134,167	1,599	1,770,322	18,990
Global Multi-Strategy Fund	1,604,830	16,210	1,379,771	14,648	175,912	1,858	2,808,689	29,000
Global Opportunities Fund	—	—	10,373,076	115,789	383,900	4,203	9,989,176	111,603
Global Real Estate Securities Fund	9,739,526	72,285	2,283,616	19,323	692,575	5,865	11,330,567	85,758
High Yield Fund I	2,818,184	28,199	860,860	9,259	200,427	2,151	3,478,617	35,306
International Emerging Markets Fund	2,743,792	65,665	514,847	12,876	212,078	5,261	3,046,561	73,280
International Equity Index Fund	5,100,215	50,505	334,064	3,412	5,434,279	61,057	—	—
International Fund I	5,109,802	62,958	279,586	3,137	5,389,388	64,146	—	—
LargeCap Growth Fund	8,855,684	60,832	1,001,408	9,860	3,510,541	35,316	6,346,551	39,777
LargeCap Growth Fund I	17,787,857	141,400	3,831,882	41,094	1,345,685	14,431	20,274,054	168,062
LargeCap S&P 500 Index Fund	11,130,861	99,994	1,965,787	21,484	785,690	8,530	12,310,958	112,945
LargeCap Value Fund	8,567,578	81,304	1,417,047	16,890	953,770	11,611	9,030,855	86,546
LargeCap Value Fund I	15,279,713	160,822	2,160,759	27,156	12,452,114	171,456	4,988,358	44,644
LargeCap Value Fund III	—	—	10,428,542	139,086	—	—	10,428,542	139,086
MidCap Growth Fund III	3,398,757	30,113	1,697,403	20,257	311,532	3,698	4,784,628	46,672
MidCap Value Fund I	2,856,778	33,940	158,854	2,315	3,015,632	48,205	—	—
MidCap Value Fund III	—	—	3,307,689	53,224	130,259	2,197	3,177,430	51,027
Overseas Fund	10,680,841	100,270	5,183,831	56,717	877,842	9,363	14,986,830	147,625
Preferred Securities Fund	3,251,893	33,339	667,629	6,997	203,455	2,132	3,716,067	38,204
SmallCap Growth Fund I	2,763,115	26,028	595,194	7,163	357,423	4,292	3,000,886	28,915
SmallCap Value Fund II	3,173,755	25,466	477,714	5,588	463,638	5,291	3,187,831	26,080

		$1,278,527		$653,485		$475,332		$1,506,682

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$528			$—			$—
Bond Market Index Fund		119			—			3
Core Plus Bond Fund I		646			1			231
Diversified International Fund		2,289			13			—
Diversified Real Asset Fund		257			—			451
Global Multi-Strategy Fund		231			—			—
Global Opportunities Fund		—			17			—
Global Real Estate Securities Fund		6,122			15			—
High Yield Fund I		4,067			(1)			541
International Emerging Markets Fund		1,064			—			—
International Equity Index Fund		1,573			7,140			—
International Fund I		1,094			(1,949)			—
LargeCap Growth Fund		599			4,401			—
LargeCap Growth Fund I		1,003			(1)			7,638
LargeCap S&P 500 Index Fund		2,283			(3)			—
LargeCap Value Fund		2,009			(37)			—
LargeCap Value Fund I		3,732			28,122			—
LargeCap Value Fund III		—			—			—
MidCap Growth Fund III		130			—			820
MidCap Value Fund I		528			11,950			—
MidCap Value Fund III		—			—			—
Overseas Fund		2,349			1			—
Preferred Securities Fund		2,021			—			199
SmallCap Growth Fund I		—			16			2,003
SmallCap Value Fund II		428			317			—
		$33,072			$50,002			$11,886
Amounts in thousands except shares

See accompanying notes.

64

Schedule of Investments
Principal LifeTime Strategic Income Fund
October 31, 2013

INVESTMENT COMPANIES - 99.95%	Shares Held	Value	(000	's)

Principal Funds, Inc. Institutional Class - 99.95%
Bond & Mortgage Securities Fund (a)	9,846,406		$106,243
Bond Market Index Fund (a)	8,343,192		90,857
Core Plus Bond Fund I (a)	9,482,783		106,302
Diversified International Fund (a)	1,675,071		19,716
Diversified Real Asset Fund (a)	2,927,521		35,804
Equity Income Fund (a)	2,089,639		48,417
Global Diversified Income Fund (a)	3,718,254		52,762
Global Multi-Strategy Fund (a)	1,992,990		21,385
Global Opportunities Fund (a),(b)	578,922		6,924
High Yield Fund I (a)	2,583,171		27,795
Inflation Protection Fund (a)	6,063,687		52,693
International Emerging Markets Fund (a)	199,605		4,992
LargeCap Growth Fund I (a)	2,148,785		27,418
LargeCap S&P 500 Index Fund (a)	1,428,494		17,813
MidCap Fund (a)	1,115,759		22,483
Overseas Fund (a)	1,718,444		20,810
Short-Term Income Fund (a)	8,230,771		100,909
SmallCap Growth Fund I (a),(b)	358,127		5,300
SmallCap Value Fund II (a)	392,510		5,413
			$774,036
TOTAL INVESTMENT COMPANIES			$774,036
Total Investments			$774,036
Other Assets in Excess of Liabilities, Net - 0.05%			$360
TOTAL NET ASSETS - 100.00%			$774,396

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type			Percent
Fixed Income Funds			62 .61%
Domestic Equity Funds			16 .37%
Specialty Funds			14 .19%
International Equity Funds			6 .78%
Other Assets in Excess of Liabilities, Net			0 .05%
TOTAL NET ASSETS			100.00%

See accompanying notes.

65

Schedule of Investments
Principal LifeTime Strategic Income Fund
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	10,246,674	$110,683	1,146,186	$12,592	1,546,454	$16,817	9,846,406	$106,457
Bond Market Index Fund	8,811,876	94,467	1,072,840	11,839	1,541,524	16,817	8,343,192	89,452
Core Plus Bond Fund I	9,689,788	102,807	1,291,756	14,705	1,498,761	16,817	9,482,783	100,703
Diversified International Fund	1,487,814	18,451	418,664	4,470	231,407	2,488	1,675,071	20,437
Diversified Real Asset Fund	3,024,678	31,886	402,227	4,790	499,384	5,966	2,927,521	30,721
Equity Income Fund	2,564,909	48,711	264,479	5,509	739,749	16,000	2,089,639	39,541
Global Diversified Income Fund	3,700,581	40,321	505,202	7,120	487,529	6,861	3,718,254	40,588
Global Multi-Strategy Fund	1,187,499	11,884	1,106,268	11,748	300,777	3,190	1,992,990	20,444
Global Opportunities Fund	—	—	659,263	7,130	80,341	890	578,922	6,252
High Yield Fund I	2,407,717	23,563	565,949	6,105	390,495	4,176	2,583,171	25,489
Inflation Protection Fund	6,448,410	55,861	555,144	5,067	939,867	8,352	6,063,687	52,641
International Emerging Markets Fund	212,847	5,100	23,364	594	36,606	895	199,605	4,798
International Equity Index Fund	343,135	3,282	24,754	252	367,889	3,919	—	—
International Fund I	460,107	6,816	25,462	285	485,569	5,702	—	—
LargeCap Growth Fund I	2,397,158	19,392	311,722	3,232	560,095	6,102	2,148,785	17,084
LargeCap S&P 500 Index Fund	1,616,679	16,129	160,325	1,695	348,510	3,886	1,428,494	14,005
MidCap Fund	1,143,016	16,864	117,209	1,954	144,466	2,566	1,115,759	16,449
Overseas Fund	1,524,758	14,135	422,795	4,479	229,109	2,487	1,718,444	16,180
Short-Term Income Fund	8,666,996	104,033	907,535	11,141	1,343,760	16,463	8,230,771	98,718
SmallCap Growth Fund I	353,618	2,842	51,584	596	47,075	596	358,127	2,888
SmallCap Value Fund II	406,941	3,166	35,296	396	49,727	596	392,510	3,032

		$730,393		$115,699		$141,586		$705,879

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$2,851			$(1)			$—
Bond Market Index Fund		2,113			(37)			46
Core Plus Bond Fund I		3,702			8			1,323
Diversified International Fund		324			4			—
Diversified Real Asset Fund		500			11			880
Equity Income Fund		1,460			1,321			—
Global Diversified Income Fund		2,843			8			305
Global Multi-Strategy Fund		170			2			—
Global Opportunities Fund		—			12			—
High Yield Fund I		3,387			(3)			461
Inflation Protection Fund		293			65			—
International Emerging Markets Fund		82			(1)			—
International Equity Index Fund		105			385			—
International Fund I		98			(1,399)			—
LargeCap Growth Fund I		135			562			1,025
LargeCap S&P 500 Index Fund		331			67			—
MidCap Fund		236			197			251
Overseas Fund		334			53			—
Short-Term Income Fund		1,675			7			—
SmallCap Growth Fund I		—			46			256
SmallCap Value Fund II		55			66			—
		$20,694			$1,373			$4,547
Amounts in thousands except shares

See accompanying notes.

66

	Schedule of Investments
	SAM Balanced Portfolio
	October 31, 2013

INVESTMENT COMPANIES - 100.03%	Shares Held	Value	(000 's)

Principal Funds, Inc. Institutional Class - 100.03%
Blue Chip Fund (a)	8,370,648		$113,171
Bond & Mortgage Securities Fund (a)	4,881,613		52,673
Diversified International Fund (a)	36,039,977		424,191
Equity Income Fund (a)	23,339,380		540,773
Global Diversified Income Fund (a)	4,724,084		67,035
Global Multi-Strategy Fund (a)	14,814,969		158,965
Global Real Estate Securities Fund (a)	2,547,617		22,394
Government & High Quality Bond Fund (a)	39,412,766		432,752
High Yield Fund (a)	11,303,214		89,295
Income Fund (a)	61,964,630		599,198
International Emerging Markets Fund (a)	4,115,403		102,926
LargeCap Growth Fund (a)	29,456,261		340,809
LargeCap Growth Fund II (a)	10,856,124		113,446
LargeCap Value Fund (a)	34,006,073		461,802
MidCap Fund (a)	5,875,294		118,387
Preferred Securities Fund (a)	5,194,184		53,033
Principal Capital Appreciation Fund (a)	5,558,801		296,340
Short-Term Income Fund (a)	12,833,922		157,344
SmallCap Growth Fund I (a),(b)	8,431,757		124,790
SmallCap Value Fund II (a)	9,205,870		126,949
Small-MidCap Dividend Income Fund (a)	7,167,822		95,547
			$4,491,820
TOTAL INVESTMENT COMPANIES			$4,491,820
Total Investments			$4,491,820
Liabilities in Excess of Other Assets, Net - (0.03)%			$(1,188)
TOTAL NET ASSETS - 100.00%			$4,490,632

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type			Percent
Domestic Equity Funds			51.94%
Fixed Income Funds			30 .82%
International Equity Funds			12 .24%
Specialty Funds			5 .03%
Liabilities in Excess of Other Assets, Net			(0 .03)%
TOTAL NET ASSETS			100.00%

See accompanying notes.

67

Schedule of Investments
SAM Balanced Portfolio
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	—	$—	8,385,748	$108,024	15,100	$196	8,370,648	$107,825
Bond & Mortgage Securities Fund	4,496,066	49,408	403,130	4,369	17,583	189	4,881,613	53,581
Diversified International Fund	34,724,374	331,439	2,149,521	23,007	833,918	9,072	36,039,977	344,492
Equity Income Fund	26,785,326	410,052	822,698	17,449	4,268,644	92,266	23,339,380	353,186
Global Diversified Income Fund	4,154,046	55,042	755,980	10,599	185,942	2,620	4,724,084	63,001
Global Multi-Strategy Fund	8,978,826	90,814	5,836,143	62,126	—	—	14,814,969	152,940
Global Real Estate Securities Fund	5,298,920	39,152	371,679	3,075	3,122,982	26,614	2,547,617	18,497
Government & High Quality Bond	35,442,546	374,663	5,556,639	61,299	1,586,419	17,900	39,412,766	418,186
Fund
High Yield Fund	10,526,564	73,897	1,848,248	14,440	1,071,598	8,404	11,303,214	80,077
Income Fund	55,576,028	508,774	7,561,538	73,660	1,172,936	11,487	61,964,630	570,690
Inflation Protection Fund	2,115,841	17,922	723,044	6,665	2,838,885	24,355	—	—
International Emerging Markets Fund	2,115,339	43,748	2,016,424	47,982	16,360	396	4,115,403	91,297
LargeCap Blend Fund II	10,657,803	101,340	236,335	2,546	10,894,138	139,302	—	—
LargeCap Growth Fund	29,729,457	182,340	1,045,740	10,441	1,318,936	14,461	29,456,261	180,046
LargeCap Growth Fund II	12,995,988	82,428	654,216	5,772	2,794,080	27,883	10,856,124	65,391
LargeCap Value Fund	14,613,046	147,224	19,406,185	250,385	13,158	178	34,006,073	397,431
LargeCap Value Fund III	11,242,697	96,533	263,946	2,917	11,506,643	151,701	—	—
MidCap Fund	7,924,782	77,691	225,620	3,629	2,275,108	42,606	5,875,294	50,041
MidCap Growth Fund III	2,579,429	26,714	143,862	1,614	2,723,291	36,143	—	—
Preferred Securities Fund	5,939,383	43,093	422,302	4,427	1,167,501	12,062	5,194,184	36,401
Principal Capital Appreciation Fund	6,146,496	198,918	198,819	8,642	786,514	39,490	5,558,801	176,265
Short-Term Income Fund	10,471,345	124,227	2,404,246	29,435	41,669	508	12,833,922	153,150
SmallCap Growth Fund I	10,115,023	104,645	813,324	9,172	2,496,590	35,254	8,431,757	86,057
SmallCap Value Fund II	5,576,197	54,865	3,727,828	48,670	98,155	1,207	9,205,870	102,379
Small-MidCap Dividend Income Fund	7,049,021	69,996	318,886	3,738	200,085	2,595	7,167,822	71,369

		$3,304,925		$814,083		$696,889		$3,572,302

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$—			$(3)			$—
Bond & Mortgage Securities Fund		1,280			(7)			—
Diversified International Fund		7,543			(882)			—
Equity Income Fund		15,483			17,951			—
Global Diversified Income Fund		3,233			(20)			336
Global Multi-Strategy Fund		1,287			—			—
Global Real Estate Securities Fund		3,075			2,884			—
Government & High Quality Bond Fund		12,732			124			—
High Yield Fund		6,104			144			132
Income Fund		23,279			(257)			—
Inflation Protection Fund		98			(232)			—
International Emerging Markets Fund		814			(37)			—
LargeCap Blend Fund II		1,906			35,416			—
LargeCap Growth Fund		1,994			1,726			—
LargeCap Growth Fund II		1,074			5,074			1,616
LargeCap Value Fund		3,424			—			—
LargeCap Value Fund III		2,917			52,251			—
MidCap Fund		1,610			11,327			1,716
MidCap Growth Fund III		98			7,815			619
Preferred Securities Fund		3,220			943			345
Principal Capital Appreciation Fund		4,528			8,195			2,990
Short-Term Income Fund		2,194			(4)			—
SmallCap Growth Fund I		—			7,494			7,296
SmallCap Value Fund II		746			51			—
Small-MidCap Dividend Income Fund		2,654			230			216
		$101,293			$150,183			$15,266
Amounts in thousands except shares

See accompanying notes.

68

	Schedule of Investments
	SAM Conservative Balanced Portfolio
	October 31, 2013

INVESTMENT COMPANIES - 99.88%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 99.88%
Blue Chip Fund (a)	1,866,845	$25,240
Bond & Mortgage Securities Fund (a)	3,331,244	35,944
Diversified International Fund (a)	7,943,252	93,492
Equity Income Fund (a)	5,223,914	121,038
Global Diversified Income Fund (a)	2,582,653	36,648
Global Multi-Strategy Fund (a)	3,370,564	36,166
Global Real Estate Securities Fund (a)	825,472	7,256
Government & High Quality Bond Fund (a)	21,083,586	231,498
High Yield Fund (a)	6,292,656	49,712
Income Fund (a)	32,249,800	311,856
International Emerging Markets Fund (a)	882,815	22,079
LargeCap Growth Fund (a)	6,672,254	77,198
LargeCap Growth Fund II (a)	2,395,356	25,031
LargeCap Value Fund (a)	7,635,435	103,689
MidCap Fund (a)	1,318,425	26,566
Preferred Securities Fund (a)	2,826,610	28,860
Principal Capital Appreciation Fund (a)	1,257,040	67,013
Short-Term Income Fund (a)	6,939,240	85,075
SmallCap Growth Fund I (a),(b)	1,874,269	27,739
SmallCap Value Fund II (a)	2,044,163	28,189
Small-MidCap Dividend Income Fund (a)	1,657,363	22,093
		$1,462,382
TOTAL INVESTMENT COMPANIES		$1,462,382
Total Investments		$1,462,382
Other Assets in Excess of Liabilities, Net - 0.12%		$1,774
TOTAL NET ASSETS - 100.00%		$1,464,156

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Fixed Income Funds		50 .74%
Domestic Equity Funds		35.77%
International Equity Funds		8 .40%
Specialty Funds		4 .97%
Other Assets in Excess of Liabilities, Net		0.12%
TOTAL NET ASSETS		100.00%

See accompanying notes.

69

Schedule of Investments
SAM Conservative Balanced Portfolio
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	—	$—	1,871,092	$23,819	4,247	$57	1,866,845	$23,762
Bond & Mortgage Securities Fund	4,820,229	52,957	124,651	1,363	1,613,636	17,177	3,331,244	36,578
Diversified International Fund	7,346,054	68,559	799,996	8,602	202,798	2,231	7,943,252	74,711
Equity Income Fund	4,791,382	73,960	487,720	10,570	55,188	1,206	5,223,914	83,338
Global Diversified Income Fund	2,043,294	27,261	580,577	8,111	41,218	579	2,582,653	34,783
Global Multi-Strategy Fund	1,911,011	19,354	1,461,669	15,521	2,116	22	3,370,564	34,853
Global Real Estate Securities Fund	1,208,324	8,993	85,386	707	468,238	3,999	825,472	6,007
Government & High Quality Bond	16,732,797	179,600	4,818,300	53,343	467,511	5,256	21,083,586	227,630
Fund
High Yield Fund	4,086,307	28,907	2,424,367	18,890	218,018	1,718	6,292,656	46,075
Income Fund	28,420,895	265,127	4,417,008	43,388	588,103	5,743	32,249,800	302,624
Inflation Protection Fund	2,330,842	19,886	980,261	9,034	3,311,103	28,578	—	—
International Emerging Markets Fund	433,498	7,566	483,383	11,627	34,066	833	882,815	18,295
LargeCap Blend Fund II	2,518,255	23,593	41,049	439	2,559,304	32,043	—	—
LargeCap Growth Fund	5,791,788	36,456	1,010,835	10,566	130,369	1,357	6,672,254	45,708
LargeCap Growth Fund II	2,976,012	20,996	166,559	1,484	747,215	7,303	2,395,356	16,146
LargeCap Value Fund	3,859,866	38,375	3,862,231	49,568	86,662	1,028	7,635,435	86,932
LargeCap Value Fund III	2,256,685	19,720	82,568	914	2,339,253	31,041	—	—
MidCap Fund	1,663,581	19,444	44,143	698	389,299	7,254	1,318,425	14,379
MidCap Growth Fund III	568,966	5,833	48,783	553	617,749	8,189	—	—
Preferred Securities Fund	2,507,522	20,057	397,614	4,121	78,526	826	2,826,610	23,347
Principal Capital Appreciation Fund	1,404,434	46,646	55,417	2,455	202,811	10,078	1,257,040	40,954
Short-Term Income Fund	5,645,494	66,765	1,391,668	17,059	97,922	1,202	6,939,240	82,620
SmallCap Growth Fund I	2,171,918	23,169	190,496	2,199	488,145	6,780	1,874,269	19,817
SmallCap Value Fund II	1,231,406	12,125	853,998	11,128	41,241	461	2,044,163	22,804
Small-MidCap Dividend Income Fund	1,596,595	15,870	103,737	1,275	42,969	509	1,657,363	16,656

		$1,101,219		$307,434		$175,470		$1,258,019

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$—			$—			$—
Bond & Mortgage Securities Fund		1,290			(565)			—
Diversified International Fund		1,619			(219)			—
Equity Income Fund		3,035			14			—
Global Diversified Income Fund		1,648			(10)			168
Global Multi-Strategy Fund		286			—			—
Global Real Estate Securities Fund		707			306			—
Government & High Quality Bond Fund		6,435			(57)			—
High Yield Fund		2,578			(4)			53
Income Fund		12,234			(148)			—
Inflation Protection Fund		113			(342)			—
International Emerging Markets Fund		176			(65)			—
LargeCap Blend Fund II		439			8,011			—
LargeCap Growth Fund		390			43			—
LargeCap Growth Fund II		239			969			361
LargeCap Value Fund		898			17			—
LargeCap Value Fund III		607			10,407			—
MidCap Fund		338			1,491			361
MidCap Growth Fund III		22			1,803			136
Preferred Securities Fund		1,501			(5)			151
Principal Capital Appreciation Fund		1,035			1,931			683
Short-Term Income Fund		1,203			(2)			—
SmallCap Growth Fund I		—			1,229			1,561
SmallCap Value Fund II		163			12			—
Small-MidCap Dividend Income Fund		596			20			48
		$37,552			$24,836			$3,522
Amounts in thousands except shares

See accompanying notes.

70

		Schedule of Investments
	SAM Conservative Growth Portfolio
		October 31, 2013

INVESTMENT COMPANIES - 100.10%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 100.10%
Blue Chip Fund (a)	7,160,712	$96,813
Diversified International Fund (a)	31,002,661	364,901
Diversified Real Asset Fund (a)	3,661,797	44,784
Equity Income Fund (a)	20,795,857	481,840
Global Multi-Strategy Fund (a)	12,643,877	135,669
Global Real Estate Securities Fund (a)	2,369,680	20,830
Government & High Quality Bond Fund (a)	9,123,150	100,172
High Yield Fund (a)	2,252,527	17,795
Income Fund (a)	15,337,182	148,311
International Emerging Markets Fund (a)	3,605,525	90,174
LargeCap Growth Fund (a)	26,261,037	303,840
LargeCap Growth Fund II (a)	9,257,365	96,739
LargeCap Value Fund (a)	29,091,629	395,064
MidCap Fund (a)	4,825,054	97,225
Preferred Securities Fund (a)	1,446,075	14,764
Principal Capital Appreciation Fund (a)	4,967,520	264,819
Short-Term Income Fund (a)	2,843,614	34,863
SmallCap Growth Fund I (a),(b)	7,452,261	110,293
SmallCap Value Fund II (a)	8,147,618	112,356
Small-MidCap Dividend Income Fund (a)	6,160,405	82,118
		$3,013,370
TOTAL INVESTMENT COMPANIES		$3,013,370
Total Investments		$3,013,370
Liabilities in Excess of Other Assets, Net - (0.10)%		$(2,981)
TOTAL NET ASSETS - 100.00%		$3,010,389

(a)	Affiliated Security
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	67.80%
International Equity Funds	15 .80%
Fixed Income Funds	10 .50%
Specialty Funds	6 .00%
Liabilities in Excess of Other Assets, Net	(0 .10)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

71

Schedule of Investments
SAM Conservative Growth Portfolio
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	—	$—	7,171,247	$91,779	10,535	$137	7,160,712	$91,640
Diversified International Fund	30,911,847	305,420	1,657,101	17,848	1,566,287	16,384	31,002,661	304,375
Diversified Real Asset Fund	3,783,719	42,035	325,641	3,873	447,563	5,370	3,661,797	40,634
Equity Income Fund	21,791,722	332,765	857,401	18,472	1,853,266	37,872	20,795,857	318,238
Global Multi-Strategy Fund	6,634,050	67,134	6,029,883	64,136	20,056	214	12,643,877	131,054
Global Real Estate Securities Fund	4,375,626	32,307	310,335	2,568	2,316,281	19,755	2,369,680	17,152
Government & High Quality Bond	9,510,616	99,575	583,847	6,505	971,313	10,658	9,123,150	95,503
Fund
High Yield Fund	2,733,432	18,078	253,944	1,996	734,849	5,732	2,252,527	14,726
Income Fund	18,152,282	166,528	1,456,429	14,261	4,271,529	41,268	15,337,182	138,897
International Emerging Markets Fund	1,818,968	43,811	1,858,309	43,719	71,752	1,751	3,605,525	85,666
LargeCap Blend Fund II	9,482,116	90,073	194,367	2,095	9,676,483	121,471	—	—
LargeCap Growth Fund	27,140,015	180,911	432,647	4,186	1,311,625	14,169	26,261,037	173,345
LargeCap Growth Fund II	11,806,292	78,822	368,810	3,223	2,917,737	29,011	9,257,365	59,007
LargeCap Value Fund	13,336,114	134,528	15,812,989	204,529	57,474	751	29,091,629	338,299
LargeCap Value Fund III	9,397,314	83,242	222,604	2,460	9,619,918	127,219	—	—
MidCap Fund	6,962,278	66,197	188,954	3,015	2,326,178	43,306	4,825,054	39,990
MidCap Growth Fund III	2,321,666	24,086	58,900	643	2,380,566	31,882	—	—
Preferred Securities Fund	1,818,321	13,562	242,115	2,517	614,361	6,359	1,446,075	10,236
Principal Capital Appreciation Fund	5,211,572	165,087	286,308	13,278	530,360	23,443	4,967,520	157,038
Short-Term Income Fund	2,898,539	34,448	125,852	1,544	180,777	2,208	2,843,614	33,786
SmallCap Growth Fund I	8,915,014	91,565	627,137	7,003	2,089,890	29,849	7,452,261	75,699
SmallCap Value Fund II	4,912,084	48,081	3,321,818	43,803	86,284	1,060	8,147,618	90,888
Small-MidCap Dividend Income Fund	6,320,544	62,723	248,807	2,920	408,946	4,864	6,160,405	61,191

		$2,180,978		$556,373		$574,733		$2,277,364

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$—			$(2)			$—
Diversified International Fund		6,580			(2,509)			—
Diversified Real Asset Fund		627			96			1,105
Equity Income Fund		12,730			4,873			—
Global Multi-Strategy Fund		952			(2)			—
Global Real Estate Securities Fund		2,568			2,032			—
Government & High Quality Bond Fund		3,352			81			—
High Yield Fund		1,511			384			33
Income Fund		7,058			(624)			—
International Emerging Markets Fund		702			(113)			—
LargeCap Blend Fund II		1,692			29,303			—
LargeCap Growth Fund		1,815			2,417			—
LargeCap Growth Fund II		968			5,973			1,456
LargeCap Value Fund		3,113			(7)			—
LargeCap Value Fund III		2,460			41,517			—
MidCap Fund		1,397			14,084			1,489
MidCap Growth Fund III		88			7,153			555
Preferred Securities Fund		1,005			516			111
Principal Capital Appreciation Fund		3,684			2,116			2,435
Short-Term Income Fund		563			2			—
SmallCap Growth Fund I		—			6,980			6,425
SmallCap Value Fund II		658			64			—
Small-MidCap Dividend Income Fund		2,313			412			191
		$55,836			$114,746			$13,800
Amounts in thousands except shares

See accompanying notes.

72

	Schedule of Investments
	SAM Flexible Income Portfolio
	October 31, 2013

INVESTMENT COMPANIES - 99.79%	Shares Held	Value	(000's)

Principal Funds, Inc. Institutional Class - 99.79%
Blue Chip Fund (a)	1,346,752		$18,208
Bond & Mortgage Securities Fund (a)	6,670,493		71,975
Diversified International Fund (a)	4,559,411		53,664
Equity Income Fund (a)	6,309,509		146,191
Global Diversified Income Fund (a)	5,745,137		81,524
Global Real Estate Securities Fund (a)	1,664,295		14,629
Government & High Quality Bond Fund (a)	26,037,134		285,888
High Yield Fund (a)	11,652,970		92,058
Income Fund (a)	53,494,700		517,294
International Emerging Markets Fund (a)	793,634		19,849
LargeCap Growth Fund (a)	6,384,633		73,870
LargeCap Value Fund (a)	6,197,732		84,165
Preferred Securities Fund (a)	6,324,128		64,569
Principal Capital Appreciation Fund (a)	696,595		37,135
Short-Term Income Fund (a)	11,320,738		138,792
SmallCap Growth Fund I (a),(b)	1,700,311		25,165
Small-MidCap Dividend Income Fund (a)	6,070,337		80,918
			$1,805,894
TOTAL INVESTMENT COMPANIES			$1,805,894
Total Investments			$1,805,894
Other Assets in Excess of Liabilities, Net - 0.21%			$3,713
TOTAL NET ASSETS - 100.00%			$1,809,607

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type			Percent
Fixed Income Funds			64 .69%
Domestic Equity Funds			25.73%
International Equity Funds			4 .87%
Specialty Funds			4 .50%
Other Assets in Excess of Liabilities, Net			0.21%
TOTAL NET ASSETS			100.00%

See accompanying notes.

73

Schedule of Investments
SAM Flexible Income Portfolio
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	—	$—	1,346,752	$17,291	—	$—	1,346,752	$17,291
Bond & Mortgage Securities Fund	4,895,763	53,792	1,832,784	19,879	58,054	620	6,670,493	73,025
Diversified International Fund	4,181,160	39,236	838,755	8,653	460,504	5,167	4,559,411	41,805
Equity Income Fund	4,931,371	75,649	1,396,019	30,487	17,881	386	6,309,509	105,751
Global Diversified Income Fund	4,804,081	64,016	1,026,070	14,295	85,014	1,200	5,745,137	77,101
Global Real Estate Securities Fund	2,367,693	17,560	510,296	4,290	1,213,694	10,391	1,664,295	12,081
Government & High Quality Bond	24,527,261	264,858	3,958,591	44,558	2,448,718	26,859	26,037,134	282,269
Fund
High Yield Fund	6,836,705	47,516	4,900,852	38,288	84,587	664	11,652,970	85,126
Income Fund	45,668,270	426,243	8,922,590	88,162	1,096,160	10,609	53,494,700	503,421
International Emerging Markets Fund	234,348	3,981	562,414	13,700	3,128	77	793,634	17,599
LargeCap Blend Fund II	2,248,440	21,103	36,817	394	2,285,257	28,607	—	—
LargeCap Growth Fund	6,092,044	46,779	736,267	7,012	443,678	4,875	6,384,633	49,477
LargeCap Growth Fund II	2,806,342	19,265	66,122	566	2,872,464	28,100	—	—
LargeCap Value Fund	2,784,531	27,577	3,421,316	44,092	8,115	93	6,197,732	71,578
LargeCap Value Fund III	2,035,477	16,177	49,294	544	2,084,771	27,709	—	—
Preferred Securities Fund	7,129,495	58,880	1,545,856	16,377	2,351,223	23,792	6,324,128	51,003
Principal Capital Appreciation Fund	673,227	22,829	99,979	4,407	76,611	3,815	696,595	23,812
Short-Term Income Fund	9,017,047	106,109	2,446,669	30,030	142,978	1,751	11,320,738	134,417
SmallCap Growth Fund I	1,144,767	12,281	619,952	8,122	64,408	937	1,700,311	19,490
Small-MidCap Dividend Income Fund	3,716,855	36,844	2,389,262	29,499	35,780	461	6,070,337	65,882

		$1,360,695		$420,646		$176,113		$1,631,128

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$—			$—			$—
Bond & Mortgage Securities Fund		1,538			(26)			—
Diversified International Fund		965			(917)			—
Equity Income Fund		3,341			1			—
Global Diversified Income Fund		3,785			(10)			393
Global Real Estate Securities Fund		1,496			622			—
Government & High Quality Bond Fund		9,286			(288)			—
High Yield Fund		4,697			(14)			89
Income Fund		20,385			(375)			—
International Emerging Markets Fund		90			(5)			—
LargeCap Blend Fund II		394			7,110			—
LargeCap Growth Fund		419			561			—
LargeCap Growth Fund II		226			8,269			341
LargeCap Value Fund		646			2			—
LargeCap Value Fund III		545			10,988			—
Preferred Securities Fund		4,374			(462)			433
Principal Capital Appreciation Fund		511			391			337
Short-Term Income Fund		1,982			29			—
SmallCap Growth Fund I		—			24			862
Small-MidCap Dividend Income Fund		1,619			—			116
		$56,299			$25,900			$2,571
Amounts in thousands except shares

See accompanying notes.

74

	Schedule of Investments
	SAM Strategic Growth Portfolio
	October 31, 2013

INVESTMENT COMPANIES - 100.12%	Shares Held	Value	(000 's)

Principal Funds, Inc. Institutional Class - 100.12%
Blue Chip Fund (a)	5,592,207		$75,607
Diversified International Fund (a)	16,509,940		194,322
Equity Income Fund (a)	14,617,850		338,695
Global Real Estate Securities Fund (a)	2,759,476		24,256
International Emerging Markets Fund (a)	3,730,271		93,294
LargeCap Growth Fund (a)	27,826,846		321,957
LargeCap Growth Fund II (a)	7,250,714		75,770
LargeCap Value Fund (a)	24,713,997		335,616
MidCap Fund (a)	1,411,508		28,442
Principal Capital Appreciation Fund (a)	3,566,312		190,120
SmallCap Growth Fund I (a),(b)	5,510,797		81,560
SmallCap Value Fund II (a)	5,479,229		75,558
Small-MidCap Dividend Income Fund (a)	3,981,323		53,071
			$1,888,268
TOTAL INVESTMENT COMPANIES			$1,888,268
Total Investments			$1,888,268
Liabilities in Excess of Other Assets, Net - (0.12)%			$(2,196)
TOTAL NET ASSETS - 100.00%			$1,886,072

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type			Percent
Domestic Equity Funds			83.58%
International Equity Funds			16 .54%
Liabilities in Excess of Other Assets, Net			(0 . 12)%
TOTAL NET ASSETS			100.00%

See accompanying notes.

75

Schedule of Investments
SAM Strategic Growth Portfolio
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	—	$—	5,612,780	$71,552	20,573	$266	5,592,207	$71,283
Diversified International Fund	21,065,490	208,022	782,770	8,127	5,338,320	59,676	16,509,940	154,884
Equity Income Fund	13,467,361	206,634	1,684,136	37,378	533,647	10,850	14,617,850	233,973
Global Real Estate Securities Fund	5,533,805	40,093	397,359	3,287	3,171,688	27,446	2,759,476	19,644
Government & High Quality Bond	2,302,351	26,019	109,622	1,237	2,411,973	26,565	—	—
Fund
International Emerging Markets Fund	2,274,804	51,959	1,459,406	35,592	3,939	98	3,730,271	87,447
LargeCap Blend Fund II	6,990,816	64,038	110,206	1,178	7,101,022	87,901	—	—
LargeCap Growth Fund	23,741,945	165,591	4,211,775	44,541	126,874	1,411	27,826,846	208,708
LargeCap Growth Fund II	7,582,726	49,224	224,651	1,989	556,663	4,999	7,250,714	46,784
LargeCap Value Fund	8,915,423	89,816	15,868,731	206,720	70,157	916	24,713,997	295,608
LargeCap Value Fund III	5,924,180	47,562	140,300	1,550	6,064,480	79,674	—	—
MidCap Fund	5,047,032	47,760	139,078	2,213	3,774,602	71,549	1,411,508	11,648
MidCap Growth Fund III	3,105,608	30,874	71,063	776	3,176,671	40,691	—	—
Principal Capital Appreciation Fund	3,922,308	126,488	151,306	6,842	507,302	22,287	3,566,312	113,247
SmallCap Growth Fund I	7,888,841	81,594	538,370	6,029	2,916,414	40,846	5,510,797	55,784
SmallCap Value Fund II	3,981,947	37,720	1,546,181	20,233	48,899	602	5,479,229	57,366
Small-MidCap Dividend Income Fund	4,536,465	44,989	218,473	2,534	773,615	9,623	3,981,323	39,391

		$1,318,383		$451,778		$485,400		$1,395,767

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$—			$(3)			$—
Diversified International Fund		4,574			(1,589)			—
Equity Income Fund		8,306			811			—
Global Real Estate Securities Fund		3,287			3,710			—
Government & High Quality Bond Fund		548			(691)			—
International Emerging Markets Fund		874			(6)			—
LargeCap Blend Fund II		1,178			22,685			—
LargeCap Growth Fund		1,593			(13)			—
LargeCap Growth Fund II		605			570			911
LargeCap Value Fund		2,074			(12)			—
LargeCap Value Fund III		1,550			30,562			—
MidCap Fund		1,038			33,224			1,106
MidCap Growth Fund III		106			9,041			670
Principal Capital Appreciation Fund		2,720			2,204			1,801
SmallCap Growth Fund I		—			9,007			5,679
SmallCap Value Fund II		533			15			—
Small-MidCap Dividend Income Fund		1,652			1,491			138
		$30,638			$111,006			$10,305
Amounts in thousands except shares

See accompanying notes.

76

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77

See accompanying notes.

78

			FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)
PRINCIPAL LIFETIME 2010 FUND
Class A shares
2013	$12 .18	$0 .24	$1.01	$1.25	($0.25)	$–	($0.25)	$13.18	10.45%
2012	11.40	0.20	0.82	1.02	(0.24)	–	(0.24)	12.18	9.19
2011	11.19	0.25	0.21	0.46	(0.25)	–	(0.25)	11.40	4.13
2010	9.90	0.25	1.33	1.58	(0.29)	–	(0.29)	11.19	16.25
2009	9.24	0.25	1.02	1.27	(0.31)	(0.30)	(0.61)	9.90	15.03
PRINCIPAL LIFETIME 2020 FUND
Class A shares
2013	12.66	0.24	1.67	1.91	(0.25)	–	(0.25)	14.32	15.35
2012	11.69	0.20	1.00	1.20	(0.23)	–	(0.23)	12.66	10.46
2011	11.52	0.21	0.18	0.39	(0.22)	–	(0.22)	11.69	3.39
2010	10.09	0.22	1.47	1.69	(0.26)	–	(0.26)	11.52	16.97
2009	9.35	0.23	1.12	1.35	(0.25)	(0.36)	(0.61)	10.09	15.75
Class B shares
2013	12.66	0.19	1.64	1.83	(0.12)	–	(0.12)	14.37	14.55
2012	11.69	0.14	0.96	1.10	(0.13)	–	(0.13)	12.66	9.51
2011	11.51	0.13	0.18	0.31	(0.13)	–	(0.13)	11.69	2.67
2010	10.08	0.15	1.47	1.62	(0.19)	–	(0.19)	11.51	16.21
2009	9.33	0.17	1.10	1.27	(0.16)	(0.36)	(0.52)	10.08	14.74
PRINCIPAL LIFETIME 2030 FUND
Class A shares
2013	12.45	0.23	2.04	2.27	(0.24)	–	(0.24)	14.48	18.51
2012	11.49	0.19	0.99	1.18	(0.22)	–	(0.22)	12.45	10.50
2011	11.30	0.17	0.21	0.38	(0.19)	–	(0.19)	11.49	3.32
2010	9.80	0.19	1.53	1.72	(0.22)	–	(0.22)	11.30	17.79
2009	9.08	0.19	1.09	1.28	(0.20)	(0.36)	(0.56)	9.80	15.44
Class B shares
2013	12.50	0.18	2.00	2.18	(0.11)	–	(0.11)	14.57	17.56
2012	11.51	0.14	0.97	1.11	(0.12)	–	(0.12)	12.50	9.73
2011	11.32	0.10	0.19	0.29	(0.10)	–	(0.10)	11.51	2.55
2010	9.83	0.12	1.52	1.64	(0.15)	–	(0.15)	11.32	16.86
2009	9.08	0.14	1.08	1.22	(0.11)	(0.36)	(0.47)	9.83	14.57

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

	Ratio of		Ratio of Net
Net Assets, End of	Expenses to		Investment Income
Period (in	Average Net		to Average Net	Portfolio
thousands)	Assets		Assets	Turnover Rate

$41,988	0.41%(c),(d)		1.93%	15.2%
38,144	0 .41 (c)	,(d)	1 .75	28 .7
34,966	0 .41 (c)	,(d)	2 .18	16 .4
38,183	0 .41 (c)	,(d)	2 .41	36 .2
32,081	0 .47 (c)	,(d)	2 .89	28 .4

118,277	0 .41 (c)	,(d)	1 .79	25 .7
99,802	0 .41 (c)	,(d)	1 .67	21 .9
85,340	0 .41 (c)	,(d)	1 .80	8 .8
82,683	0 .41 (c)	,(d)	2 .02	32 .0
67,298	0 .46 (c)	,(d)	2 .57	15 .7

4,131	1 .16 (c)	,(d)	1 .42	25 .7
6,003	1 .16 (c)	,(d)	1 .17	21 .9
7,669	1 .16 (c)	,(d)	1 .11	8 .8
8,573	1 .16 (c)	,(d)	1 .36	32 .0
8,049	1 .22 (c)	,(d)	1 .97	15 .7

104,960	0 .41 (c)	,(d)	1 .74	25 .1
84,188	0 .41 (c)	,(d)	1 .63	20 .0
69,285	0 .41 (c)	,(d)	1 .46	10 .7
62,470	0 .41 (c)	,(d)	1 .83	32 .1
49,349	0 .46 (c)	,(d)	2 .18	9 .5

4,009	1 .16 (c)	,(d)	1 .33	25 .1
5,326	1 .16 (c)	,(d)	1 .19	20 .0
6,963	1 .16 (c)	,(d)	0 .84	10 .7
7,929	1 .16 (c)	,(d)	1 .17	32 .1
7,373	1 .22 (c)	,(d)	1 .58	9 .5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes.

79

			FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)
PRINCIPAL LIFETIME 2040 FUND
Class A shares
2013	$12 .42	$0 .22	$2.39	$2.61	($0.23)	$–	($0.23)	$14.80	21.35%
2012	11.42	0.17	1.03	1.20	(0.20)	–	(0.20)	12.42	10.73
2011	11.23	0.15	0.20	0.35	(0.16)	–	(0.16)	11.42	3.08
2010	9.71	0.17	1.54	1.71	(0.19)	–	(0.19)	11.23	17.82
2009	8.99	0.16	1.07	1.23	(0.17)	(0.34)	(0.51)	9.71	14.98
Class B shares
2013	12.34	0.16	2.34	2.50	(0.11)	–	(0.11)	14.73	20.43
2012	11.33	0.12	0.99	1.11	(0.10)	–	(0.10)	12.34	9.90
2011	11.13	0.07	0.20	0.27	(0.07)	–	(0.07)	11.33	2.40
2010	9.64	0.10	1.51	1.61	(0.12)	–	(0.12)	11.13	16.86
2009	8.91	0.11	1.05	1.16	(0.09)	(0.34)	(0.43)	9.64	14.11
PRINCIPAL LIFETIME 2050 FUND
Class A shares
2013	12.11	0.19	2.53	2.72	(0.22)	–	(0.22)	14.61	22.78
2012	11.09	0.16	1.03	1.19	(0.17)	–	(0.17)	12.11	10.98
2011	10.90	0.14	0.19	0.33	(0.14)	–	(0.14)	11.09	2.95
2010	9.38	0.15	1.53	1.68	(0.16)	–	(0.16)	10.90	18.10
2009	8.72	0.13	1.04	1.17	(0.15)	(0.36)	(0.51)	9.38	14.66
Class B shares
2013	12.01	0.16	2.45	2.61	(0.11)	–	(0.11)	14.51	21.92
2012	10.98	0.09	1.01	1.10	(0.07)	–	(0.07)	12.01	10.14
2011	10.79	0.06	0.18	0.24	(0.05)	–	(0.05)	10.98	2.17
2010	9.30	0.08	1.51	1.59	(0.10)	–	(0.10)	10.79	17.16
2009	8.63	0.09	1.01	1.10	(0.07)	(0.36)	(0.43)	9.30	13.78
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class A shares
2013	11.60	0.26	0.34	0.60	(0.26)	–	(0.26)	11.94	5.26
2012	11.00	0.21	0.67	0.88	(0.28)	–	(0.28)	11.60	8.17
2011	10.93	0.31	0.06	0.37	(0.30)	–	(0.30)	11.00	3.50
2010	9.95	0.32	1.00	1.32	(0.34)	–	(0.34)	10.93	13.67
2009	9.43	0.26	0.85	1.11	(0.46)	(0.13)	(0.59)	9.95	12.76
Class B shares
2013	11.49	0.19	0.32	0.51	(0.16)	–	(0.16)	11.84	4.45
2012	10.88	0.15	0.63	0.78	(0.17)	–	(0.17)	11.49	7.28
2011	10.81	0.23	0.06	0.29	(0.22)	–	(0.22)	10.88	2.73
2010	9.86	0.25	0.99	1.24	(0.29)	–	(0.29)	10.81	12.81
2009	9.32	0.20	0.85	1.05	(0.38)	(0.13)	(0.51)	9.86	12.08

See accompanying notes.

80

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

	Ratio of		Ratio of Net
Net Assets, End of	Expenses to		Investment Income
Period (in	Average Net		to Average Net	Portfolio
thousands)	Assets		Assets	Turnover Rate

$69,974	0.41%(c),(d)		1.65%	30.1%
54,432	0 .41 (c)	,(d)	1 .44	12 .5
44,108	0 .41 (c)	,(d)	1 .28	12 .6
38,484	0 .41 (c)	,(d)	1 .62	31 .4
30,106	0 .46 (c)	,(d)	1 .85	5 .8

3,300	1 .16 (c)	,(d)	1 .22	30 .1
3,973	1 .16 (c)	,(d)	1 .01	12 .5
5,195	1 .16 (c)	,(d)	0 .61	12 .6
5,620	1 .16 (c)	,(d)	1 .00	31 .4
5,463	1 .22 (c)	,(d)	1 .29	5 .8

50,375	0 .41 (c)	,(d)	1 .43	29 .5
31,354	0 .41 (c)	,(d)	1 .35	10 .5
26,285	0 .41 (c)	,(d)	1 .18	15 .5
23,723	0 .41 (c)	,(d)	1 .45	30 .1
18,611	0 .46 (c)	,(d)	1 .63	15 .2

1,012	1 .16 (c)	,(d)	1 .19	29 .5
1,258	1 .16 (c)	,(d)	0 .81	10 .5
1,491	1 .16 (c)	,(d)	0 .53	15 .5
1,783	1 .16 (c)	,(d)	0 .83	30 .1
1,762	1 .22 (c)	,(d)	1 .14	15 .2

30,838	0 .41 (c)	,(d)	2 .20	14 .6
29,464	0 .41 (c)	,(d)	1 .90	31 .1
25,812	0 .41 (c)	,(d)	2 .87	19 .8
25,982	0 .41 (c)	,(d)	3 .09	46 .9
21,341	0 .47 (c)	,(d)	2 .85	35 .9

379	1.16 (c)	,(d)	1.64	14.6
461	1.16 (c)	,(d)	1.39	31.1
798	1.16 (c)	,(d)	2.14	19.8
840	1.16 (c)	,(d)	2.43	46.9
730	1.22 (c)	,(d)	2.23	35.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes.

81

			FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)
SAM BALANCED PORTFOLIO
Class A shares
2013	$13 .70	$0 .26	$1.90	$2.16	($0.26)	$–	($0.26)	$15.60	15.97%
2012	12.67	0.26	1.03	1.29	(0.26)	–	(0.26)	13.70	10.27
2011	12.45	0.28	0.22	0.50	(0.28)	–	(0.28)	12.67	4.03
2010	11.00	0.26	1.46	1.72	(0.27)	–	(0.27)	12.45	15.84
2009	10.84	0.30	1.06	1.36	(0.29)	(0.91)	(1.20)	11.00	14.51
Class B shares
2013	13.68	0.16	1.89	2.05	(0.13)	–	(0.13)	15.60	15.11
2012	12.65	0.16	1.00	1.16	(0.13)	–	(0.13)	13.68	9.29
2011	12.42	0.19	0.21	0.40	(0.17)	–	(0.17)	12.65	3.22
2010	10.97	0.17	1.45	1.62	(0.17)	–	(0.17)	12.42	14.88
2009	10.81	0.22	1.06	1.28	(0.21)	(0.91)	(1.12)	10.97	13.65
Class C shares
2013	13.55	0.15	1.89	2.04	(0.16)	–	(0.16)	15.43	15.17
2012	12.54	0.16	1.01	1.17	(0.16)	–	(0.16)	13.55	9.42
2011	12.33	0.19	0.21	0.40	(0.19)	–	(0.19)	12.54	3.22
2010	10.89	0.17	1.45	1.62	(0.18)	–	(0.18)	12.33	15.03
2009	10.75	0.22	1.05	1.27	(0.22)	(0.91)	(1.13)	10.89	13.62
SAM CONSERVATIVE BALANCED PORTFOLIO
Class A shares
2013	11.22	0.25	0.89	1.14	(0.25)	(0.06)	(0.31)	12.05	10.41
2012	10.56	0.27	0.70	0.97	(0.26)	(0.05)	(0.31)	11.22	9.39
2011	10.46	0.30	0.10	0.40	(0.30)	–	(0.30)	10.56	3.81
2010	9.47	0.29	1.00	1.29	(0.30)	–	(0.30)	10.46	13.84
2009	8.84	0.32	0.99	1.31	(0.31)	(0.37)	(0.68)	9.47	16.04
Class B shares
2013	11.22	0.18	0.88	1.06	(0.16)	(0.06)	(0.22)	12.06	9.57
2012	10.55	0.18	0.70	0.88	(0.16)	(0.05)	(0.21)	11.22	8.48
2011	10.44	0.22	0.09	0.31	(0.20)	–	(0.20)	10.55	3.00
2010	9.45	0.22	0.98	1.20	(0.21)	–	(0.21)	10.44	12.89
2009	8.82	0.25	0.99	1.24	(0.24)	(0.37)	(0.61)	9.45	15.15
Class C shares
2013	11.13	0.16	0.89	1.05	(0.17)	(0.06)	(0.23)	11.95	9.60
2012	10.48	0.18	0.70	0.88	(0.18)	(0.05)	(0.23)	11.13	8.57
2011	10.38	0.22	0.10	0.32	(0.22)	–	(0.22)	10.48	3.07
2010	9.40	0.22	0.99	1.21	(0.23)	–	(0.23)	10.38	12.99
2009	8.78	0.26	0.98	1.24	(0.25)	(0.37)	(0.62)	9.40	15.21

See accompanying notes.

82

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$1,923,276	0.68	%(c)	1.78%	16.9%
1,675,088	0.71	(c)	1.94	9.6
1,580,189	0.70	(c)	2.19	29.6
1,627,536	0.71	(c)	2.21	13.2
1,550,550	0.74	(c)	3.01	5.1

116,391	1 .51 (c)	,(d)	1 .12	16 .9
173,375	1 .55 (c)	,(d)	1 .22	9 .6
279,613	1 .50 (c)	,(d)	1 .46	29 .6
437,393	1.51	(c)	1.46	13.2
572,722	1 .53	(c)	2 .28	5 .1

654,170	1.41	(c)	1.03	16.9
554,609	1 .45	(c)	1 .21	9 .6
541,446	1.43	(c)	1.46	29.6
576,580	1.45	(c)	1.47	13.2
575,405	1 .48	(c)	2 .28	5 .1

439,792	0 .63 (c)	,(d)	2 .18	13 .1
382,440	0 .70	(c)	2 .45	6 .8
335,253	0.70	(c)	2.79	21.4
313,168	0.70	(c)	2.94	11.4
274,740	0 .74	(c)	3 .71	9 .2

19,902	1 .38 (c)	,(d)	1 .58	13 .1
32,590	1 .56 (c)	,(d)	1 .70	6 .8
50,227	1 .51 (c)	,(d)	2 .05	21 .4
77,135	1.51	(c)	2.17	11.4
93,923	1 .54	(c)	2 .96	9 .2

209,997	1 .38 (c)	,(d)	1 .42	13 .1
179,925	1 .44	(c)	1 .72	6 .8
168,814	1.44	(c)	2.06	21.4
172,782	1.45	(c)	2.20	11.4
160,228	1 .48	(c)	3 .00	9 .2

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

83

			FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)
SAM CONSERVATIVE GROWTH PORTFOLIO
Class A shares
2013	$14 .73	$0 .22	$2.81	$3.03	($0.23)	$–	($0.23)	$17.53	20.88%
2012	13.48	0.19	1.26	1.45	(0.20)	–	(0.20)	14.73	10.92
2011	13.13	0.19	0.35	0.54	(0.19)	–	(0.19)	13.48	4.10
2010	11.38	0.17	1.77	1.94	(0.19)	–	(0.19)	13.13	17.21
2009	11.58	0.22	0.95	1.17	(0.22)	(1.15)	(1.37)	11.38	12.30
Class B shares
2013	14.18	0.11	2.69	2.80	(0.06)	–	(0.06)	16.92	19.86
2012	12.94	0.09	1.21	1.30	(0.06)	–	(0.06)	14.18	10.06
2011	12.59	0.09	0.32	0.41	(0.06)	–	(0.06)	12.94	3.27
2010	10.92	0.08	1.68	1.76	(0.09)	–	(0.09)	12.59	16.22
2009	11.13	0.14	0.90	1.04	(0.10)	(1.15)	(1.25)	10.92	11.41
Class C shares
2013	13.95	0.09	2.68	2.77	(0.13)	–	(0.13)	16.59	20.01
2012	12.77	0.08	1.20	1.28	(0.10)	–	(0.10)	13.95	10.09
2011	12.44	0.09	0.33	0.42	(0.09)	–	(0.09)	12.77	3.38
2010	10.80	0.07	1.68	1.75	(0.11)	–	(0.11)	12.44	16.29
2009	11.03	0.14	0.90	1.04	(0.12)	(1.15)	(1.27)	10.80	11.48
SAM FLEXIBLE INCOME PORTFOLIO
Class A shares
2013	11.99	0.33	0.50	0.83	(0.34)	(0.11)	(0.45)	12.37	7.09
2012	11.32	0.36	0.68	1.04	(0.35)	(0.02)	(0.37)	11.99	9.30
2011	11.31	0.40	0.01	0.41	(0.40)	–	(0.40)	11.32	3.64
2010	10.44	0.39	0.90	1.29	(0.42)	–	(0.42)	11.31	12.61
2009	9.50	0.41	1.18	1.59	(0.41)	(0.24)	(0.65)	10.44	17.66
Class B shares
2013	12.00	0.22	0.50	0.72	(0.22)	(0.11)	(0.33)	12.39	6.10
2012	11.32	0.27	0.68	0.95	(0.25)	(0.02)	(0.27)	12.00	8.43
2011	11.31	0.31	–	0.31	(0.30)	–	(0.30)	11.32	2.74
2010	10.43	0.30	0.90	1.20	(0.32)	–	(0.32)	11.31	11.69
2009	9.48	0.34	1.18	1.52	(0.33)	(0.24)	(0.57)	10.43	16.85
Class C shares
2013	11.90	0.23	0.50	0.73	(0.25)	(0.11)	(0.36)	12.27	6.25
2012	11.23	0.27	0.68	0.95	(0.26)	(0.02)	(0.28)	11.90	8.56
2011	11.23	0.31	–	0.31	(0.31)	–	(0.31)	11.23	2.80
2010	10.36	0.30	0.90	1.20	(0.33)	–	(0.33)	11.23	11.81
2009	9.43	0.34	1.17	1.51	(0.34)	(0.24)	(0.58)	10.36	16.87

See accompanying notes.

84

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$1,372,490	0.68	%(c)	1.35%	20.2%
1,174,694	0.72	(c)	1.32	13.1
1,124,629	0.71	(c)	1.42	31.9
1,178,547	0.72	(c)	1.37	15.4
1,103,246	0.77	(c)	2.15	4.2

89,160	1 .53 (c)	,(d)	0 .73	20 .2
132,576	1 .55 (c)	,(d)	0 .63	13 .1
210,707	1 .51 (c)	,(d)	0 .70	31 .9
317,492	1.52	(c)	0.64	15.4
414,345	1 .55	(c)	1 .43	4 .2

510,553	1.43	(c)	0.61	20.2
443,838	1.47	(c)	0.59	13.1
447,955	1.46	(c)	0.68	31.9
493,019	1.48	(c)	0.64	15.4
509,044	1 .52	(c)	1 .42	4 .2

718,931	0.66	(c)	2.71	10.5
612,795	0 .69	(c)	3 .08	5 .5
521,730	0.69	(c)	3.48	19.6
461,662	0 .70	(c)	3 .56	9 .5
390,778	0.74	(c)	4.34	11.4

24,399	1 .61 (c)	,(d)	1 .85	10 .5
39,066	1 .53 (c)	,(d)	2 .31	5 .5
63,476	1 .52 (c)	,(d)	2 .71	19 .6
105,145	1 .51	(c)	2 .80	9 .5
143,196	1.52	(c)	3.61	11.4

259,444	1.42	(c)	1.95	10.5
224,627	1 .44	(c)	2 .33	5 .5
188,596	1.44	(c)	2.74	19.6
193,584	1 .45	(c)	2 .81	9 .5
171,350	1.47	(c)	3.59	11.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

85

			FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)
SAM STRATEGIC GROWTH PORTFOLIO
Class A shares
2013	$16 .13	$0 .19	$3.79	$3.98	($0.20)	$–	($0.20)	$19.91	24.92%
2012	14.61	0.12	1.52	1.64	(0.12)	–	(0.12)	16.13	11.31
2011	14.18	0.12	0.44	0.56	(0.13)	–	(0.13)	14.61	3.96
2010	12.14	0.12	2.07	2.19	(0.15)	–	(0.15)	14.18	18.15
2009	12.26	0.18	0.93	1.11	(0.07)	(1.16)	(1.23)	12.14	10.98
Class B shares
2013	15.08	0.08	3.52	3.60	(0.02)	–	(0.02)	18.66	23.89
2012	13.66	0.01	1.41	1.42	–	–	–	15.08	10.40
2011	13.25	0.01	0.41	0.42	(0.01)	–	(0.01)	13.66	3.14
2010	11.35	0.03	1.92	1.95	(0.05)	–	(0.05)	13.25	17.25
2009	11.55	0.10	0.86	0.96	–	(1.16)	(1.16)	11.35	10.12
Class C shares
2013	15.09	0.06	3.54	3.60	(0.08)	–	(0.08)	18.61	24.00
2012	13.67	0.01	1.42	1.43	(0.01)	–	(0.01)	15.09	10.47
2011	13.27	0.01	0.42	0.43	(0.03)	–	(0.03)	13.67	3.26
2010	11.39	0.03	1.92	1.95	(0.07)	–	(0.07)	13.27	17.14
2009	11.57	0.10	0.88	0.98	–	(1.16)	(1.16)	11.39	10.30

See accompanying notes.

86

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$921,467	0.71	%(c)	1.08%	26.5%
767,482	0.76	(c)	0.78	13.6
726,580	0.75	(c)	0.77	37.7
754,854	0.77	(c)	0.94	15.6
705,912	0 .82	(c)	1 .71	3 .7

68,492	1 .56 (c)	,(d)	0 .49	26 .5
97,162	1 .60 (c)	,(d)	0 .10	13 .6
150,302	1 .54 (c)	,(d)	0 .07	37 .7
216,781	1.56	(c)	0.23	15.6
272,702	1 .60	(c)	1 .01	3 .7

317,406	1.46	(c)	0.36	26.5
273,694	1.51	(c)	0.06	13.6
274,978	1.49	(c)	0.05	37.7
301,333	1.52	(c)	0.21	15.6
304,256	1 .57	(c)	0 .98	3 .7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

87

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio, (11 of the portfolios constituting Principal Funds, Inc. (collectively, the “Funds”)), as of October 31, 2013, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and transfer agent of the affiliated funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within Principal Funds, Inc., at October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 18, 2013

88

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS,INC.
October 31, 2013 (unaudited)

As a shareholder of Principal Funds, Inc., you incur two types of costs: (1) transaction costs, including sales charges on purchase payments and contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA accounts and 403(b) accounts, respectively. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
		Ending	During Period			Ending	During Period
	Beginning	Account Value	May 1, 2013 to		Beginning	Account Value	May 1, 2013 to		Annualized
	Account Value	October 31,	October 31,		Account Value	October 31,	October 31,		Expense
	May 1, 2013	2013	2013	(a)	May 1, 2013	2013	2013	(a)	Ratio
Principal LifeTime 2010 Fund
Class A	$1,000.00	$1,032.11	$2.10		$1,000.00	$1,023.14	$2.09		0.41%

Principal LifeTime 2020 Fund
Class A	1,000.00	1,052.17	2.12		1,000.00	1,023.14	2.09		0.41
Class B	1,000.00	1,048.14	5.99		1,000.00	1,019.36	5.90		1.16

Principal LifeTime 2030 Fund
Class A	1,000.00	1,068.63	2.14		1,000.00	1,023.14	2.09		0.41
Class B	1,000.00	1,064.28	6.04		1,000.00	1,019.36	5.90		1.16

Principal LifeTime 2040 Fund
Class A	1,000.00	1,081.08	2.15		1,000.00	1,023.14	2.09		0.41
Class B	1,000.00	1,077.54	6.07		1,000.00	1,019.36	5.90		1.16

Principal LifeTime 2050 Fund
Class A	1,000.00	1,087.86	2.16		1,000.00	1,023.14	2.09		0.41
Class B	1,000.00	1,083.64	6.09		1,000.00	1,019.36	5.90		1.16

Principal LifeTime Strategic Income
Fund
Class A	1,000.00	1,007.59	2.07		1,000.00	1,023.14	2.09		0.41
Class B	1,000.00	1,003.39	5.86		1,000.00	1,019.36	5.90		1.16

89

		SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2013 (unaudited)

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
		Ending	During Period			Ending	During Period
	Beginning	Account Value	May 1, 2013 to		Beginning	Account Value	May 1, 2013 to		Annualized
	Account Value	October 31,	October 31,		Account Value	October 31,	October 31,		Expense
	May 1, 2013	2013	2013	(a)	May 1, 2013	2013	2013	(a)	Ratio
SAM Balanced Portfolio
Class A	$1,000.00	$1,057.26	$3.53		$1,000.00	$1,021.78	$3.47		0.68%
Class B	1,000.00	1,053.38	7.56		1,000.00	1,017.85	7.43		1.46
Class C	1,000.00	1,053.37	7.30		1,000.00	1,018.10	7.17		1.41

SAM Conservative Balanced Portfolio
Class A	1,000.00	1,031.35	3.23		1,000.00	1,022.03	3.21		0.63
Class B	1,000.00	1,027.73	7.05		1,000.00	1,018.25	7.02		1.38
Class C	1,000.00	1,027.78	7.05		1,000.00	1,018.25	7.02		1.38

SAM Conservative Growth Portfolio
Class A	1,000.00	1,079.43	3.56		1,000.00	1,021.78	3.47		0.68
Class B	1,000.00	1,074.97	7.85		1,000.00	1,017.64	7.63		1.50
Class C	1,000.00	1,075.88	7.48		1,000.00	1,018.00	7.27		1.43

SAM Flexible Income Portfolio
Class A	1,000.00	1,013.60	3.35		1,000.00	1,021.88	3.36		0.66
Class B	1,000.00	1,009.02	8.41		1,000.00	1,016.84	8.44		1.66
Class C	1,000.00	1,009.79	7.24		1,000.00	1,018.00	7.27		1.43

SAM Strategic Growth Portfolio
Class A	1,000.00	1,096.97	3.96		1,000.00	1,021.42	3.82		0.75
Class B	1,000.00	1,092.51	8.02		1,000.00	1,017.54	7.73		1.52
Class C	1,000.00	1,092.78	7.65		1,000.00	1,017.90	7.38		1.45

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

90

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	104	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	104	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.;
			Longs Drug Stores

Kristianne Blake	President, Kristianne Gates Blake,	104	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	President, The Damos Company.	104	Hardin Construction
Director since 2008	Formerly, CEO, The Weitz Company		Company
Member, Audit Committee
1954

Mark A. Grimmett	Executive Vice President and CFO,	104	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Nominating and Governance
Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	104	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Operations Committee
1951

Tao Huang	Formerly, Chief Operating Officer,	104	Armstrong World
Director since March 2012	Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
1962

William C. Kimball	Partner, Kimball – Porter Investments	104	Casey’s General Stores,
Director since 1999	L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

Daniel Pavelich	Retired.	104	None
Director since 2007
Member, Audit Committee
1944

91

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Michael J. Beer	Executive Vice President, Principal	104	None
Director since 2012	Funds Distributor, Inc. (“PFD”)
Executive Vice President	Vice President/Mutual Funds and
Member, Executive Committee	Broker Dealer, Principal Life
1961	Insurance Company (“PLIC”)
Director, Principal Management
Corporation, (the “Manager”)
Executive Vice President/ Chief
Operating Officer, the Manager
Director, Princor
President, Princor
Director, Principal Shareholder
Services (“PSS”) since 2011
President, PSS since 2011

Nora M. Everett	Director, Edge (2008-2011)	104	None
Director since 2008	Director, Finisterre since 2011
President, CEO, and Chairman	Chairman, Principal Financial
Member, Executive Committee	Advisors, Inc. (“PFA”) since 2010
1959	Chairman, PFD since 2011
Senior Vice President/Retirement and
Investor Services, PLIC
Chairman, the Manager since 2011
President, the Manager since 2008
Chairman, Princor since 2011
Chief Executive Officer, Princor since
2009
Chairman, PSS since 2011

Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA

50392.

92

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Randy L. Bergstrom	Counsel, Principal Global Investors, LLC (“PGI”)
Assistant Tax Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392
1955

David J. Brown	Senior Vice President, PFD
Chief Compliance Officer	Vice President/Compliance, PLIC
711 High Street, Des Moines, IA 50392	Senior Vice President, the Manager
1960	Senior Vice President, Princor
Senior Vice President, PSS

Jill R. Brown	Director, PFD
Senior Vice President	President, PFD since 2010
1100 Investment Blvd, ste 200	Director, PMC since 2011
El Dorado Hills, CA 95762	Senior Vice President, PMC (2010-2013)
1967	Senior Vice President, Princor (2010-2013)
Director, PSS since 2011
Senior Vice President, PSS

Teresa M. Button	Vice President/Treasurer, Edge since 2011
Treasurer	Vice President/Treasurer, PFA since 2011
711 High Street, Des Moines, IA 50392	Vice President/Treasurer, PFD since 2011
1963	Vice President/Treasurer, PGI since 2011
Vice President/Treasurer, PLIC since 2011
Vice President/Treasurer, the Manager since 2011
Vice President/Treasurer, Post since 2011
Vice President/Treasurer, Principal-REI since 2011
Vice President/Treasurer, Princor since 2011
Vice President/Treasurer, PSS since 2011
Treasurer, Spectrum since 2011

Cary Fuchs	Senior Vice President, PFD since 2011
Senior Vice President of Distribution	Director-Transfer Agent & Administrative Services, PLIC
1100 Investment Blvd, ste 200	Senior Vice President, PSS since 2009
El Dorado Hills, CA 95762
1957

Ernie H. Gillum	Vice President/Chief Compliance Officer, the Manager
Vice President, Assistant Secretary	Vice President, PSS
711 High Street, Des Moines, IA 50392
1955

Patrick A. Kirchner	Assistant General Counsel, PFA
Assistant Counsel	Assistant General Counsel, PLIC
711 High Street, Des Moines, IA 50392	Assistant General Counsel, the Manager
1960	Assistant General Counsel, Princor

Carolyn F. Kolks	Counsel, PGI
Assistant Tax Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392
1962

Jennifer A. Mills	Counsel, PFD (2009-2013)
Assistant Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392	Counsel, the Manager (2009-2013)
1973	Counsel, Princor (2009-2013)
Counsel, PSS (2009-2013)

93

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Layne A. Rasmussen	Vice President/Controller – Principal Funds, the Manager.
Vice President, Controller, and CFO
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Senior Vice President/Counsel, PFA
Counsel	Senior Vice President/Counsel, PFD
711 High Street, Des Moines, IA 50392	Vice President & Associate General Counsel, PLIC
1951	Senior Vice President/Counsel, the Manager
Senior Vice President/Counsel, Princor (2009-2013)
Senior Vice President/Counsel, PSS

Adam U. Shaikh	Counsel, PFD (2006-2013)
Assistant Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392	Counsel, the Manager (2007-2013)
1972	Counsel, Princor (2007-2013)
Counsel, PSS (2007-2013)

Dan Westholm	Director – Treasury, PFA since 2011
Assistant Treasurer	Director – Treasury, PFD since 2011
711 High Street, Des Moines, IA 50392	Director – Treasury, PLIC
1966	Director – Treasury, the Manager
Director – Treasury, Princor since 2011
Director – Treasury, PSS

Beth Wilson	Vice President, the Manager (2007-2013)
Vice President and Secretary	Vice President, Princor (2007-2009)
711 High Street, Des Moines, IA 50392
1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated March 1, 2013, and the Statement of Additional Information dated March 1, 2013. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

94

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved (1) the annual review and renewal of the Management Agreement and various subadvisory agreements for all Funds; (2) a Subadvisory Agreement with Colonial First State Asset Management (Australia) Limited (“Colonial First State”) for the Global Diversified Income Fund.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 10, 2013 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PFI, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between Principal Management Corporation (the “Manager”) and PFI, on behalf of each of the sixty-five (65) series of PFI (each series is referred to as a “Fund”) (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Barrow Hanley Mewhinney & Strauss, LLC; BlackRock Financial Management, Inc.; Brown Investment Advisory Incorporated; Causeway Capital Management LLC.; Clearbridge Advisors, LLC; Columbus Circle Investors (“Columbus Circle”); DDJ Capital Management, LLC; Dimensional Fund Advisors LP; Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Goldman Sachs Asset Management, L.P.; Guggenheim Investment Management, LLC; Herndon Capital Management, LLC; J.P. Morgan Investment Management, Inc.; Jacobs Levy Equity Management, Inc.; Los Angeles Capital Management and Equity Research, Inc.; Montag & Caldwell, LLC; Neuberger Berman Fixed Income LLC; Pacific Investment Management Company LLC; Post Advisory Group, LLC (“Post”); Principal Real Estate Investors, LLC (“Principal-REI”); Principal Global Investors, LLC (“PGI”); Pyramis Global Advisors, LLC; Schroder Investment Management North America Inc. (“Schroder” and including the sub-subadvisory agreement among the Manager, Schroder and Schroder Investment Management North America Limited); Spectrum Asset Management, Inc. (“Spectrum”); Stone Harbor Investment Partners LP; Tortoise Capital Advisors, LLC; T. Rowe Price Associates, Inc.; Thompson Siegel & Walmsley, LLC; Turner Investment Partners, Inc.; Vaughan Nelson Investment Management, LP; W.H. Reaves & Co., Inc.; and Westwood Management Corp. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.” The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including the Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of services provided under the Management Agreement. The Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered that, during the periods reviewed, other than for the “Core” portions of the Funds implementing the “Core Satellite” structure and all PFI Funds-of-Funds, except the SAM Portfolios, the Manager had delegated day-to-day portfolio management responsibility to the Subadvisors, and they considered the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board noted that the Manager applies the due diligence standards to the selection, monitoring and replacement of sub-advisors and the Manager proposes the selection of the most suitable sub-advisors, with a process that emphasizes Principal affiliated sub-advisors, subject to the due diligence standards. The Board also took note that the Manager applied the due diligence standards to its personnel’s management of the “Core” portfolio. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and found no issues that affected their consideration of the renewal of the Advisory Agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Manager to the Funds under the Management Agreement were satisfactory.

95

The Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Subadvisors to the Funds under the Subadvisory Agreements are satisfactory.

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three-year period), and compared those returns to various agreed-upon performance measures, including peer group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year history, the Board reviewed performance for a one-year or three-year period, respectively, noting that certain funds had commenced operations recently and, accordingly, no performance information was considered. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met acceptable levels of investment performance. There were some Funds or certain Subadvisors for a multi-manager Fund that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered other factors, such as the longer-term performance of each such Fund. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary.

As to each Fund, the Manager had advised the Board that the investment services delivered by each Subadvisor to the Fund were reasonable. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Subadvisor met acceptable levels of investment performance; or (ii) although the Fund experienced underperformance from the subject Subadvisor, based upon that Fund’s particular circumstances, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreement. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Fund’s management fees. The Board received information, based on data supplied by Lipper, comparing each Fund’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after any fee waivers) management fee (at average fiscal year asset levels), actual non-management fees (at average fiscal year asset levels) and actual total expense ratio (at average fiscal year asset levels for Class A shares where available) to advisory fees and expense ratios of mutual funds in a narrow peer group selected by Lipper, or for two Funds, a custom peer group recommended by the Manager and reviewed by the Board (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For Funds that did not offer Class A shares or if Class A shares represented less than 5% of the Fund’s total assets, the information provided was based upon Institutional Class shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds as well as other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. The Board considered that some Funds have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees. For most Funds, actual management fees were within the 3rd Quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the 3rd Quartile, total net expense ratios were within the 3rd Quartile or better.

For the SAM Portfolios, the Board considered information from management about the Manager’s active asset allocation strategy and determined that the strategy and processes justified higher management fees than the Funds’ peer groups and that the total expense ratios (including the expenses of the underlying funds), with the expense cap suggested by management, were within an acceptable range or compare favorably.

The Board also considered that the Manager contractually agreed to continue to waive a portion of its management fee for thirteen (13) Funds that have implemented the “Core Satellite” structure. The Board also took into consideration the management fee waivers for two Funds and the additional breakpoints in the fee schedule for seven Funds proposed by management.

96

In the Board’ review of the expense caps in place with respect to certain classes of a number of Funds, the Board considered the Manager’s proposals to extend the expense caps in place for most of such classes for an additional year and to let the expense caps for classes of certain Funds expire, based upon the individual circumstances of these Funds. The Board also considered the Manager’s proposals to add new expense caps to a share class of two Funds.

Considering all factors they deemed relevant, the Board concluded that the management fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the applicable Advisory Agreements, for the year ended December 31, 2012. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, Principal-REI, Edge, Columbus Circle, Spectrum, and Post) The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability percentages the Manager provided.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees. The Board also noted the additional breakpoints offered by management for seven Funds. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the applicable Management Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the International Equity Index Fund, LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, SmallCap S&P 600 Index Fund and the LifeTime Funds do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Funds has a relatively low basis point fee (25 basis points or less) on all Fund assets.

Subadvisory Fees, Economies of Scale and Profitability

For each Fund the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Funds. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Fund were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

Colonial First State Subadvisory Agreement

At its September 10, 2013 meeting, the Board considered whether to approve a subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Colonial First State (the “Subadvisor”) for the Global Diversified Income Fund (the “Fund”).

97

Nature, Quality and Extent of Services.

The Board considered the nature, quality and extent of services expected to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing subadvisors and that the Manager recommended the Subadvisor based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Subadvisor under the Subadvisory Agreement are expected to be satisfactory.

Investment Performance.

The Board reviewed the historical one-year, three-year and five-year performance returns and ranking as of June 30, 2013 of the Subadvisor in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to a Morningstar peer group, a relevant benchmark index and a composite with a similar investment strategy managed by a current subadvisor to the Fund. The Board concluded, based on the information provided, that the historical investment performance record of the Subadvisor was satisfactory.

Fees, Economies of Scale and Profitability.

The Board considered the proposed subadvisory fee, noting that the Manager will compensate the Subadvisor from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under the Subadvisory Agreement. The Board noted that the proposed subadvisory fee schedule includes breakpoints and concluded that the subadvisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered the Subadvisor’s statement that it does not charge a lower fee to any other subadvisory client for this strategy and the Manager’s statement that it found the Subadvisor’s proposed fee to be competitive for this strategy. In addition, in evaluating the subadvisory fees and the factor of profitability, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and the Subadvisor. On the basis of the information provided, the Board concluded that the proposed subadvisory fee was reasonable.

Other Benefits.

The Board also considered the character and amount of other incidental benefits to be received by the Subadvisor when evaluating the subadvisory fee. The Board concluded that taking into account these potential benefits, the proposed subadvisory fee was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Subadvisory Agreement are fair and reasonable and that approval of the Subadvisory Agreement is in the best interests of the Fund.

98

FEDERAL INCOME TAX INFORMATION PRINCIPAL FUNDS, INC.

October 31, 2013 (unaudited )

Long Term Capital Gain Dividends. Certain of the Funds distributed long term capital gain dividends during the fiscal year ended October 31, 2013. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2013, that qualifies for the dividend received deduction is as follows:

Deductible
Percentage
Principal LifeTime 2010 Fund	20%
Principal LifeTime 2020 Fund	26%
Principal LifeTime 2030 Fund	27%
Principal LifeTime 2040 Fund	31%
Principal LifeTime 2050 Fund	33%
Principal LifeTime Strategic Income Fund	12%
SAM Balanced Portfolio	47%
SAM Conservative Balanced Portfolio	25%
SAM Conservative Growth Portfolio	81%
SAM Flexible Income Portfolio	17%
SAM Strategic Growth Portfolio	100%

Qualified Dividend Income. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax

Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2013, taxed at a maximum rate of 15% is as follows:

Percentage
Principal LifeTime 2010 Fund	34%
Principal LifeTime 2020 Fund	45%
Principal LifeTime 2030 Fund	48%
Principal LifeTime 2040 Fund	57%
Principal LifeTime 2050 Fund	61%
Principal LifeTime Strategic Income Fund	20%
SAM Balanced Portfolio	65%
SAM Conservative Balanced Portfolio	35%
SAM Conservative Growth Portfolio	100%
SAM Flexible Income Portfolio	23%
SAM Strategic Growth Portfolio	100%

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns.

For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the Fund’s transfer agent.

99

Intentionally Left Blank

Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370

Do not use this address for business correspondence.

WE’LL GIVE YOU AN EDGE®

principalfunds.com

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

A mutual fund’s share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

     This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.

To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., 800-222-5852, member of the Principal Financial Group®.

Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, and Principal Funds, Inc. are collectively referred to as Principal Funds.

FV457-06 | 12/2013 | t13102502d1
©2013 Principal Financial Services, Inc.

Class J Shares

Principal Funds Money Market Fund

Annual Report

October 31, 2013

Letter from the President	1
Money Market Fund	4
Financial Statements	6
Notes to Financial Statements	9
Schedules of Investments	14
Financial Highlights (Includes performance information)	18
Report of Independent Registered Public Accounting Firm	20
Shareholder Expense Example	21
Supplemental Information	22

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

Nora Everett
President and CEO, Principal Funds

The broad U.S. equities market delivered 29.0% for the one-year period ending October 31st, 2013, despite congressional gridlock that resulted in a 17-day partial shutdown of the federal government in the final month of the period. The strong market performance was aided in large part by the Federal Reserve’s continued accommodative monetary policy.1 Though volatility had spiked in May and June on comments by the Fed that it could begin tapering its bond purchases in 2013, investor concern appeared to subside as equities recovered to continue their rally. While the Fed’s latest round of quantitative easing (QE3) has been a key driver of the U.S. market, improving housing and employment data as well as modest economic growth in the past year have aided results as well.

Outside the U.S., equity markets in both developed and emerging economies underperformed U.S. equities, with developed markets returning 26.9% and emerging markets delivering 6.5% for the one-year period through October 31.2 Developed markets were helped by mildly improving economic sentiment in the European Union as the region appeared to be exiting its recession. Emerging markets struggled due primarily to headwinds such as a slower pace of growth in China, weak economic conditions, lower commodity prices and the rising competitiveness of the U.S. dollar.3 Because markets tend to fluctuate, we believe the most prudent approach for investing your portfolio is to select an allocation that is broadly diversified both across and within asset classes.4 We encourage you to work with your financial professional in choosing investments and monitoring your portfolio’s performance as you work toward realizing your financial goals.

Investments to help you reach for your goals

Our mutual funds cover a wide range of asset classes to help you diversify your portfolio as you save for the future —whether you are investing for goals that are years down the road, or closer at hand. You can select a mix of our individual funds, or you can choose one of our asset allocation funds (which are already broadly diversified).

We have a long history of commitment to asset allocation investing. In fact, our expertise in this area recently was recognized by Lipper, which awarded Principal Funds a 2013 Lipper Award as the “Best Mixed-Asset Fund Manager over the 3-year period” out of 40 firms in the Large Company category.5 This award was based on the collective consistent performance of 15 of our asset allocation funds: 11 Principal LifeTime Funds, three Strategic Asset Management (SAM) Funds, and the Global Diversified Income Fund.6 We provide mutual funds structured with the goal of helping to support your retirement income needs over time. These funds focus on complementing traditional portfolios by combating three key retirement risks: longevity (the risk of outliving your savings), inflation and market volatility. For more information, ask your financial professional about our Principal Portfolio Construction StrategiesSM.

Whatever your financial goals, we have a wide range of mutual funds to help you succeed.

On behalf of everyone at Principal Funds, I thank you for your business.

Nora Everett, President and CEO
Principal Funds

About Principal LifeTime

The Principal LifeTime Funds, which are target-date funds, invest in underlying Principal Funds. Each Principal LifeTime Fund is managed toward a particular target (retirement) date, or the approximate date the participant or investor starts withdrawing money. As each Principal LifeTime Fund approaches its target date, the investment mix becomes more conservative by increasing exposure to generally more conservative investment options and reducing exposure to typically more aggressive investment options. The asset allocation for each Principal LifeTime Fund is regularly re-adjusted within a timeframe that extends 10-15 years beyond the target date, at which point it reaches its most conservative allocation. Principal LifeTime Funds assume the value of the investor's account will be withdrawn gradually during retirement. Neither the principal nor the underlying assets of the Principal LifeTime Funds are guaranteed at any time, including the target date. Investment risk remains at all times.

1

Past performance is no guarantee of future results

1 Broad U.S. equities market: Russell 3000 Index

2 International equities, developed markets: MSCI EAFE Index; international equities, emerging markets: MSCI Emerging Markets Index 3 Source for portions of this commentary: “On the Other Hand: Economic Insights,” by Bob Baur, Randy Mundt, Robin Anderson and the Economic Committee, May, June and October editions, Principal Global Investors 4 Asset allocation/diversification does not guarantee a profit or protect against a loss. Past performance is no guarantee of future results.

5 Principal Management Corp. was ranked #1 out of 40 eligible companies in Lipper’s Mixed-Asset category for the three-year period ended 11/30/12. The lowest average decile rank of the three years’ Consistent Return (effective return) measure of the eligible funds per asset class and group determine the asset class group award winner over the three-year period. Asset class group awards are given for the three-year period only. The funds did not win the awards for other time periods. The individual funds that made up the category may not have ranked number one in their categories. Lipper’s large company universe is comprised of fund families with more than $43.5 billion in assets under management. Individual fund classification awards extend over 3, 5 and 10 years. The highest Lipper Leader for Consistent Return value within each eligible classification determines the fund classification winner over 3, 5 and 10 years.

6 Lipper rankings were based on Institutional class shares. Institutional class shares are available only to eligible investors such as plan participants. See the prospectus for eligibility requirements. Principal LifeTime Funds: 2010 Fund — 3 yrs: 1/124 funds; 5 yrs: 40/106 funds; 10 yrs: N/A. 2015 Fund — 3 yrs: 1/109 funds; 5 yrs: N/A; 10 yrs: N/A; 2020 Fund — 3 yrs: 3/164; 5 yrs: 25/120 funds; 10 yrs: 2/18 funds. 2025 Fund — 3 yrs: 4/93 funds; 5 yrs: N/A; 10 yrs: N/A. 2030 Fund — 3 yrs: 7/161 funds; 5 yrs: 16/117 funds; 10 yrs: 2/13 funds. 2035 Fund — 3 yrs: 5/93 funds; 5 yrs: N/A; 10 yrs: N/A. 2040 Fund — 3 yrs: 11/158 funds; 5 yrs: 28/111 funds; 10 yrs: 2/13 funds. 2045 Fund — 3 yrs: 5/90 funds; 5 yrs: N/A; 10 yrs: N/A. 2050 Fund — 3 yrs: 5/142 funds; 5 yrs: 17/77 funds; 10 yrs: N/A. 2055 Fund — 3 yrs: 12/142 funds; 5 yrs: N/A; 10 yrs: N/A. Global Diversified Income Fund — 3 yrs: 2/197 funds; 5 yrs: N/A funds; 10 yrs: N/A. Principal Strategic Asset Management (SAM) Balanced Portfolio —3 yrs: 101/523 funds; 5 yrs: 52/476 funds; 10 yrs: N/A. Principal Strategic Asset Management (SAM) Conservative Balanced Portfolio — 3 yrs: 116/420 funds; 5 yrs: 53/383 funds; 10 yrs: N/A. Principal Strategic Asset Management (SAM) Flexible Income Portfolio — 3 yrs: 63/290 funds; 5 yrs: 28/267 funds; 10 yrs: N/A

2

(THIS PAGE INTENTIONALLY LEFT BLANK)

3

Money Market Fund

Portfolio Managers:

Tracy Reeg
Alice Robertson
Principal Global Investors, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

Performance was in line with the peer group. A core holding of variable rate demand notes (VRDNs) continued to contribute positively to performance. (VRDNs offer higher yields than other investments that mature within seven days.) Repurchase agreements also benefited performance as they had elevated rates during the first half of the year; repurchase agreements are used to meet the one-day liquidity requirement, and rates were above those of other overnight investment options during that time. The portfolio's weighted average-days-to-maturity continued to be shorter than that of the peer group, which detracted from performance as securities with longer maturities tended to have higher yields. In addition, the portfolio's more conservative weighting to European banks versus the peer group detracted somewhat during the first half of the period as European banks provided higher yields.

* Variable rate demand notes are debt instruments representing borrowed funds that are payable on demand and accrue interest based on a prevailing money market rate.

4

Money Market Fund

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A contingent deferred sales charge may apply as follows: Class J shares: 1% on redemptions made during the first 18 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The 7-day simple yield more closely reflects current fund earnings than the total return data.

Average Annual Total Returns* as of October 31, 2013
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	0.00%	0.07%	1.30%
	Including Sales Charge	-1.00%	0.07%	1.30%

Total Investment Expense** as shown in the 3/1/13 prospectus
		Gross/Net Expense Ratio
Class J Shares			0.88%

Yields*** as of October 31, 2013
	7-Day Simple Yield		7-Day Effective Yield
Class J Shares	0.00%		0.00%

Yields** as of 9/30/13:
Class J Shares: 0.00% (7-day simple yield); 0.00% (7-day effective yield)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Principal has voluntarily agreed to limit the Fund’s expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

*** The 7-day simple yield is calculated based on the income generated by an investment in the fund over a 7-day period and is expressed as an annual percentage rate. The 7-day effective yield is calculated similarly to the 7-day simple yield but assumes that income earned from the fund’s investment is reinvested and compounded.

5

STATEMENT OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	Money
Amounts in thousands, except per share amounts	Market Fund
Investment in securities--at cost	$1,149,898
Assets
Investment in securities--at value	$1,149,898
Cash	10
Receivables:
Dividends and interest	55
Expense reimbursement from Manager	403
Expense reimbursement from Distributor	21
Fund shares sold	1,552
Other assets	26
Total Assets	1,151,965
Liabilities
Accrued management and investment advisory fees	386
Accrued distribution fees	85
Accrued transfer agent fees	388
Accrued other expenses	75
Payables:
Fund shares redeemed	2,748
Investment securities purchased	11,700
Total Liabilities	15,382
Net Assets Applicable to Outstanding Shares	$1,136,583
Net Assets Consist of:
Capital shares and additional paid-in-capital	$1,178,044
Accumulated undistributed (overdistributed) net investment income (loss)	(2)
Accumulated undistributed (overdistributed) net realized gain (loss)	(41,459)
Total Net Assets	$1,136,583
Capital Stock (par value: $.01 per share):
Shares authorized	8,400,000
Net Asset Value Per Share:
Class A: Net Assets	$472,504
Shares Issued and Outstanding	472,504
Net Asset Value per share	$1.00
Maximum Offering Price	$1.00
Class B: Net Assets	$6,386
Shares Issued and Outstanding	6,386
Net Asset Value per share	$1.00	(a)
Class C: Net Assets	$21,232
Shares Issued and Outstanding	21,232
Net Asset Value per share	$1.00	(a)
Class J: Net Assets	$278,536
Shares Issued and Outstanding	278,536
Net Asset Value per share	$1.00	(a)
Institutional: Net Assets	$357,925
Shares Issued and Outstanding	357,926
Net Asset Value per share	$1.00

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

6

STATEMENT OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

Amounts in thousands	Money Market Fund
Net Investment Income (Loss)
Income:
Interest	$2,445
Total Income	2,445
Expenses:
Management and investment advisory fees	4,581
Distribution fees - Class B	90
Distribution fees - Class C	183
Distribution fees - Class J	690
Registration fees - Class A	39
Registration fees - Class B	18
Registration fees - Class C	21
Registration fees - Class J	33
Registration fees - Institutional	34
Shareholder reports - Class A	71
Shareholder reports - Class B	2
Shareholder reports - Class C	2
Shareholder reports - Class J	101
Shareholder reports - Institutional	2
Transfer agent fees - Class A	567
Transfer agent fees - Class B	29
Transfer agent fees - Class C	25
Transfer agent fees - Class J	338
Transfer agent fees - Institutional	15
Custodian fees	8
Directors' expenses	19
Professional fees	37
Other expenses	14
Total Gross Expenses	6,919
Less: Reimbursement from Manager - Class A	1,583
Less: Reimbursement from Manager - Class B	132
Less: Reimbursement from Manager - Class C	83
Less: Reimbursement from Manager - Class J	1,686
Less: Reimbursement from Manager - Institutional	784
Less: Reimbursement from Distributor - Class B	23
Less: Reimbursement from Distributor - Class C	183
Total Net Expenses	2,445
Net Investment Income (Loss)	–

Net Realized and Unrealized Gain on Investments
Net realized gain from:
Investment transactions	9
Net increase from payments by affiliates	140
Net Realized and Unrealized Gain on Investments	149
Net Increase in Net Assets Resulting from Operations	$149

See accompanying notes.

7

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Money Market Fund
									Year Ended		Year Ended
									October 31, 2013		October 31, 2012
Operations
Net investment income									$	–		$–
Net realized gain on investments										149		4
Change in unrealized appreciation/depreciation of investments										–		–
			Net Increase in Net Assets Resulting from Operations							149		4

Capital Share Transactions
Net increase (decrease) in capital share transactions										12,653		(214,857)
				Total Increase (Decrease) in Net Assets						12,802		(214,853)

Net Assets
Beginning of period										1,123,781		1,338,634
End of period (including undistributed net investment income as set forth below)										$1,136,583		$1,123,781
Undistributed (overdistributed) net investment income (loss)									$	(2)		$–

	Class A	Class B	Class C	Class J	Institutional		R -1 (a)	R -2 (a)	R -3 (a)	R -4 (a)	R -5 (a)
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$598,551	$2,350	$26,882	$180,552	$578,995		N/A	N/A	N/A	N/A	N/A
Redeemed	(584,145)	(8,230)	(22,972)	(184,630)	(574,700)		N/A	N/A	N/A	N/A	N/A
Net Increase (Decrease)	$14,406	$(5,880)	$3,910	$(4,078)	$4,295		N/A	N/A	N/A	N/A	N/A
Shares:
Sold	598,551	2,350	26,881	180,552	578,995		N/A	N/A	N/A	N/A	N/A
Redeemed	(584,145)	(8,230)	(22,972)	(184,630)	(574,700)		N/A	N/A	N/A	N/A	N/A
Net Increase (Decrease)	14,406	(5,880)	3,909	(4,078)	4,295		N/A	N/A	N/A	N/A	N/A
Year Ended October 31, 2012
Dollars:
Sold	$442,667	$3,747	$11,727	$128,717	$320,222		$1,197	$1,003	$6,140	$3,954	$11,723
Redeemed	(500,860)	(14,548)	(21,963)	(163,054)	(229,692)		(9,895)	(22,201)	(53,122)	(28,124)	(102,495)
Net Increase (Decrease)	$(58,193) $ (10,801) $ (10,236) $ (34,337)				$90,530		$(8,698) $ (21,198) $ (46,982) $ (24,170)				$(90,772)
Shares:
Sold	442,667	3,747	11,727	128,717	320,222		1,197	1,003	6,140	3,954	11,723
Redeemed	(500,860)	(14,548)	(21,963)	(163,054)	(229,692)		(9,895)	(22,201)	(53,122)	(28,124)	(102,495)
Net Increase (Decrease)	(58,193)	(10,801)	(10,236)	(34,337)	90,530		(8,698)	(21,198)	(46,982)	(24,170)	(90,772)

Distributions:
Year Ended October 31, 2013
From net investment
income	$–	$–	$–	$–	$–		N/A	N/A	N/A	N/A	N/A
From net realized gain on
investments	–	–	–	–	–		N/A	N/A	N/A	N/A	N/A
Total Dividends and
Distributions	$–	$–	$–	$–	$–		N/A	N/A	N/A	N/A	N/A
Year Ended October 31, 2012
From net investment
income	$–	$–	$–	$–	$–	$	– $	–	$–	$–	$–
From net realized gain on
investments	–	–	–	–	–		–	–	–	–	–
Total Dividends and
Distributions	$–	$–	$–	$–	$–	$	– $	–	$–	$–	$–

(a)	Class R-1, R-2, R-3, R-4 and R-5 shares discontinued operations on March 6, 2012.

See accompanying notes.

8

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

1. Organization

Principal Funds, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates in the mutual fund industry. The financial statements for Money Market Fund are presented herein. Money Market Fund offers four classes of shares: Class A, Class C, Class J and Institutional. Class B shares of Money Market Fund are no longer available for purchase. Information presented in these financial statements pertains to the Class J shares. Certain detailed information for the other classes of shares is provided separately.

Effective March 6, 2012, Money Market Fund discontinued the operations of Classes R-1, R-2, R-3, R-4 & R-5 and remitted the redemption proceeds to the respective shareholders.

On April 25, 2013, Principal Management Corporation (the “Manager”) made a payment to Money Market Fund to cover certain realized losses related to prior year’s security dispositions where the market based valuation had fallen below the value of the security under the amortized cost method. The amount of the payment is included in Money Market Fund’s statement of operations.

All classes of shares represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Board of Directors of Principal Funds, Inc. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. The Fund values its securities, other than holdings of other publicly traded investment funds, at amortized cost, which approximates fair value, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Other publically traded investment funds are valued at the funds’ net asset value. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund.

Income and Investment Transactions. The Fund records investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions. Interest income is recognized on an accrual basis. The Fund allocates daily all income and realized gains or losses to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class.

The Fund’s investments are with various issuers in various industries. The schedule of investments contained herein summarizes concentration of credit risk by issuer and industry.

Expenses. Expenses directly attributed to a Fund are charged to that Fund. Other Fund expenses not directly attributed to a Fund are apportioned among the Funds managed by the Manager.

The Fund allocates daily all expenses (other than class-specific expenses) to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class. Class-specific expenses charged to each class during the year ended October 31, 2013, are included separately in the statement of operations.

Distributions to Shareholders. The Fund declares all net investment income and any net realized gains from investment transactions as dividends daily to settled shares of record as of that day. Dividends from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

Federal Income Taxes. No provision for federal income taxes is considered necessary because the Fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

9

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

2. Significant Accounting Policies (Continued)

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2013, the Fund did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2010-2013. No examinations are in progress or anticipated at this time.

Recent Accounting Pronouncements. In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2013-08 Financial Services –Investment Companies to amend the criteria for an entity to qualify as an investment company. In addition, the ASU (1) requires new disclosure for all investment companies and (2) amends the measurement criteria for certain interests in other investment companies. ASU 2013-08 is effective prospectively during interim and annual periods in fiscal years beginning after December 15, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended October 31, 2013, Money Market Fund did not borrow from or loan to the Facility.

In addition, Money Market Fund participates with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. Money Market Fund did not borrow against the line of credit during the year ended October 31, 2013.

Indemnification. Under the Fund’s by-laws present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Repurchase Agreements. The Fund may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Fund’s policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Fund could experience delays in the realization of the collateral.

10

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

4. Fair Valuation

Fair value is defined as the price that the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Fund uses various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

”Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

”Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

”Level 3 – Significant unobservable inputs (including the Fund’s assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for transfers between levels of each Fund’s assets and liabilities. As of October 31, 2013, there were no transfers between Level 1 and Level 2.

As of October 31, 2013, 100% of the Fund’s investments were valued based on Level 2 inputs, with the exception of publically traded investment funds, which are based on Level 1 inputs.

11

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

5. Management Agreement and Transactions with Affiliates

Management Services. The Fund has agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of the Fund’s average daily net assets. A portion of the management fee is paid by Principal Management Corporation to the sub-advisor of the Fund, which is an affiliate of the Manager. The annual rates used in this calculation for the Fund are as follows:

Net Assets of Fund (in millions)

First	Next	Next	Next	Next $1	Over $3
$500	$500	$500	$500	billion	billion
.40%	.39%	.38%	.37%	.36%	.35%

Class A, Class B, Class C, and Institutional shares of Money Market Fund reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services. Class J shares pays Principal Shareholder Services, Inc. a fee for the services provided in an amount that includes a profit.

The Manager has contractually agreed to limit the Fund’s expenses on certain share classes of the Fund. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The operating expense limit for Class B and Class C shares is 1.55% and 1.79%, respectively. The expense limits will expire on February 28, 2014.

The Manager has voluntarily agreed to limit the Fund’s expenses for all classes of shares to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

For the period November 1, 2012 through February 28, 2013, the Manager voluntarily agreed to limit expenses attributable to Institutional Class shares of the Fund. The expense limit maintained a total level of operating expenses (expressed as a percent of net assets on an annualized basis) not to exceed .43%.

Amounts owed to Money Market Fund under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager.

Distribution Fees. The Class B, Class C and Class J shares of the Fund bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of the Fund. Distribution fees are paid to Principal Funds Distributor, Inc., the principal distributor of the Fund, a portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are 1.00%, 1.00% and .25% for Class B, Class C and Class J shares, respectively.

Principal Funds Distributor, Inc. has voluntarily agreed to limit the Fund’s distribution fees attributable to certain share classes of the Fund. The limit will maintain the level of distribution fees (expressed as a percent of average net assets on an annualized basis) not to exceed .75% for Class B and 0% for Class C shares. The limit may be terminated at any time.

Amounts owed to Money Market Fund under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Distributor.

Sales Charges. Principal Funds Distributor, Inc., as the principal distributor, receives proceeds of any CDSC on certain Class A, Class B, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were sold originally without a sales charge. The charge for Class B shares is based on declining rates which begin at 5.00% of the lesser of current market value or the cost of shares being redeemed within 24 months of purchase. After 24 months, the rate declines and is eliminated after 5 years. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. The aggregate amounts of these charges retained by Principal Funds Distributor, Inc. for the year ended October 31, 2013, were $25,000, $5,000, $6,000, and $95,000 for Class A, Class B, Class C, and Class J shares, respectively.

Affiliated Ownership. At October 31, 2013, Principal Life Insurance Company (an affiliate of the Manager), the Manager, Principal Funds Distributor, Inc., Princor Financial Services Corporation, Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned 161,000 and 5,936,000 shares of Class A and Institutional shares, respectively.

12

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

6. Capital Share Transactions

The following table reflects the conversion of Class B shares into Class A shares (reflected in the statement of changes in net assets as Class B shares and dollars redeemed and Class A dollars sold) for the year ended October 31, 2013 (amounts in thousands).

	Shares	Dollars
Money Market Fund	2,056	$2,056

7. Federal Tax Information

Distributions to Shareholders. Money Market Fund did not make any distributions for the years ended October 31, 2013 and October 31, 2012.

Capital Loss Carryforward. Capital loss carryforwards are losses that can be used to offset future capital gains although it is unlikely the Fund will recognize future capital gains. As of October 31, 2013 the Fund had approximate net capital loss carryforwards as follows (amounts in thousands):

	Net Capital Loss Carryforward Expiring In:
						Annual
	2014	2015	2016	2017	Total	Limitations*
Money Market Fund	$13	$3,000	$35,477	$2,969	$41,459	$5,612

*In accordance with Sections 381-384 of the Internal Revenue Code, a portion of Money Market Fund’s losses have been subjected to an annual limitation.

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

As of October 31, 2013, Money Market Fund utilized capital loss carryforwards of $11,000.

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2013, Money Market Fund had a late-year loss of $2,000 that it intends to defer to the next fiscal year.

Reclassification of Capital Accounts. Money Market Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the fund. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013 Money Market Fund recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized
	Investment Income	Gain on Investments
Money Market Fund	$(2)	$2

8. Subsequent Events. Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

13

Schedule of Investments
Money Market Fund
October 31, 2013

	INVESTMENT COMPANIES - 4.53%	Shares Held	Value	(000	's)		Principal

	Publicly Traded Investment Fund - 4.53%					BONDS (continued)	Amount (000's)	Value	(000	's)
	DWS Money Market Series	25,350,000		$25,350		Other Asset Backed Securities - 2.84%
	STIT - Liquid Assets Portfolio	26,100,000		26,100		CNH Equipment Trust 2013-A
				$51,450		0.23%, 03/15/2014(a)	$2,698		$2,698
	TOTAL INVESTMENT COMPANIES			$51,450		GE Equipment Midticket LLC Series 2013-1
		Principal				0.23%, 09/22/2014(a)	5,349		5,349
BONDS	- 13.86%	Amount (000's)	Value	(000	's)	GE Equipment Small Ticket LLC Series 2013-
						1
	Automobile Asset Backed Securities - 5.10%					0.23%, 08/25/2014(a),(b)	4,953		4,953
	Ally Auto Receivables Trust 2013-SN1					GE Equipment Transportation LLC
	0.24%, 06/20/2014(a)	$994		$994		0.26%, 10/24/2014(a)	7,100		7,100
	AmeriCredit Automobile Receivables Trust					Great America Leasing Receivables
	2013-2					0.24%, 02/18/2014(a),(b)	385		385
	0.25%, 04/08/2014(a)	173		173
						John Deere Owner Trust 2013-B
	ARI Fleet Lease Trust 2013-A					0.25%, 09/26/2014(a)	6,899		6,899
	0.26%, 04/15/2014(a),(b)	1,808		1,808
						MMAF Equipment Finance LLC 2013-A
	BMW Vehicle Owner Trust					0.28%, 09/05/2014(a),(b)	3,257		3,257
	0.23%, 10/27/2014(a),(c)	4,500		4,500
						Volvo Financial Equipment LLC Series 2013-
	CarMax Auto Owner Trust 2013-3					1
	0.23%, 08/15/2014(a)	3,659		3,659		0.26%, 04/15/2014(a),(b)	1,678		1,678
	Chrysler Capital Auto Receivables Trust								$32,319
	0.29%, 11/17/2014(a),(b)	6,300		6,300
						TOTAL BONDS			$157,505
	Enterprise Fleet Financing LLC
	0.29%, 08/20/2014(a),(b)	3,573		3,573			Principal
	Ford Credit Auto Lease Trust					MUNICIPAL BONDS - 6.34%	Amount (000's)	Value	(000	's)
	0.26%, 11/15/2014(b)	4,450		4,450		California - 0.44%
	Honda Auto Receivables 2013-2 Owner Trust					California Statewide Communities
	0.24%, 05/16/2014(a)	1,584		1,584		Development Authority (credit support from
	M&T Bank Auto Receivables Trust 2013-1					Fannie Mae)
	0.25%, 09/15/2014(a),(b)	4,531		4,531		0.13%, 11/07/2013	$100		$100
	Mercedes-Benz Auto Lease Trust 2013-A					Kern Water Bank Authority (credit support
	0.27%, 05/15/2014(a)	3,036		3,036		from Wells Fargo)
	Mercedes-Benz Auto Receivables Trust 2013-					0.18%, 11/07/2013	4,900		4,900
	1								$5,000
	0.22%, 08/15/2014(a)	2,455		2,455
	Nissan Auto Lease 2013-A					Colorado - 1.37%
	0.23%, 06/16/2014(a)	2,636		2,637		City of Colorado Springs CO Utilities System
	Nissan Auto Receivables 2013-B Owner					Revenue (credit support from Bank of
	Trust					America)
	0.21%, 08/15/2014(a)	1,703		1,703		0.18%, 11/07/2013	6,100		6,100
	Porsche Innovative Lease Owner Trust					Colorado Housing & Finance
	0.23%, 11/24/2014(b),(c)	7,200		7,200		Authority (credit support from Federal Home
	Volkswagen Auto Lease Trust 2013-A					Loan Bank)
						0.13%, 11/07/2013(a)	8,025		8,025
	0.23%, 08/15/2014(a)	3,473		3,473
	World Omni Auto Receivables Trust					County of Kit Carson CO (credit support from
	0.24%, 11/17/2014(a)	5,900		5,900		Wells Fargo)
				$57,976		0.12%, 11/07/2013	1,390		1,390
									$15,515
Banks	- 1.34%
	JP Morgan Chase Bank NA					Georgia - 0.14%
	0.37%, 11/21/2014(a)	8,000		8,000		Savannah College of Art & Design Inc (credit
	Wells Fargo Bank NA					support from Bank of America)
	0.35%, 11/21/2014(a)	7,200		7,200		0.15%, 11/07/2013	1,600		1,600
				$15,200
						Illinois - 1.74%
	Diversified Financial Services - 2.25%					City of Chicago IL Midway Airport
	Corporate Finance Managers Inc					Revenue (credit support from JP Morgan
	0.18%, 11/07/2013	10,595		10,595		Chase Bank)
	MetLife Inc					0.12%, 11/07/2013(a)	6,300		6,300
	0.36%, 08/15/2014(a),(d)	15,000		15,000
						Memorial Health System/IL (credit support
				$25,595		from JP Morgan Chase & Co)
	Healthcare - Services - 0.92%					0.12%, 11/07/2013	13,535		13,535
	Portland Clinic LLP/The								$19,835

	0.14%, 11/07/2013	10,415		10,415		Indiana - 0.28%
						Ball State University Foundation Inc (credit
	Insurance - 1.41%					support from US Bank)
	New York Life Global					0.15%, 11/01/2013	3,150		3,150
	0.26%, 07/25/2014(a),(d)	16,000		16,000

See accompanying notes.

14

Schedule of Investments
Money Market Fund
October 31, 2013

		Principal					Principal
	MUNICIPAL BONDS (continued)	Amount (000's)	Value	(000	's)	COMMERCIAL PAPER (continued)	Amount (000's)	Value	(000	's)

Iowa	- 0.29%					Banks (continued)
	Iowa Finance Authority (credit support from					Credit Suisse/New York NY
	GNMA/FNMA/FHLMC)					0.19%, 01/28/2014	$7,000		$6,997
	0.13%, 11/07/2013(a)	$3,300		$3,300		DBS Bank Ltd
						0.17%, 12/10/2013(b),(e)	9,000		8,998
						0.23%, 02/12/2014(b),(e)	4,000		3,997
	Maryland - 0.40%					0.23%, 02/14/2014(b),(e)	8,000		7,995
	City of Baltimore MD (credit support from					DNB Bank ASA
	State Street Bank & Trust)					0.20%, 12/09/2013(b),(e)	10,000		9,998
	0.11%, 11/07/2013	4,600		4,600		0.20%, 12/23/2013(b),(e)	9,000		8,997
						HSBC USA Inc
	Minnesota - 0.18%					0.23%, 02/10/2014	9,000		8,994
	City of St Paul MN (credit support from US					KFW (credit support from Republic of
	Bank)					Germany)
	0.18%, 11/07/2013	2,100		2,100		0.13%, 11/21/2013(b),(e)	8,300		8,299
						Manhattan Asset Funding Co LLC
						0.17%, 11/29/2013(b)	7,000		6,999
	New Mexico - 0.29%					0.18%, 01/13/2014(b)	8,000		7,997
	City of Las Cruces NM (credit support from					0.18%, 01/21/2014(b)	5,900		5,898
	Wells Fargo)					0.18%, 01/22/2014(b)	6,000		5,998
	0.18%, 11/07/2013	3,300		3,300		Mitsubishi UFJ Trust & Banking Corp/NY
						0.20%, 11/13/2013(b)	7,100		7,100
	New York - 0.47%					Mizuho Funding LLC (credit support from
	Housing Development Corp/NY (credit					Mizuho Corp Bank Ltd)
	support from Landesbank Hessen Thueringen)					0.18%, 11/26/2013(b)	7,000		6,999
	0.13%, 11/07/2013	5,300		5,300		0.21%, 11/21/2013(b)	9,000		8,999
						Nordea Bank AB
						0.24%, 01/06/2014(b),(e)	7,000		6,997
	Oklahoma - 0.35%					Oversea-Chinese Banking Corp Ltd
	Oklahoma University Hospital (credit support					0.18%, 11/19/2013(e)	10,000		9,999
	from Bank of America)					0.18%, 01/03/2014(e)	3,400		3,399
	0.19%, 11/07/2013	4,000		4,000		0.23%, 11/04/2013(e)	7,000		7,000
						Skandinaviska Enskilda Banken AB
	Rhode Island - 0.33%					0.18%, 11/13/2013(b),(e)	6,000		6,000
	Rhode Island Student Loan Authority (credit					0.18%, 12/05/2013(b),(e)	9,000		8,999
	support from State Street Bank & Trust)					0.22%, 12/30/2013(b),(e)	8,000		7,997
	0.14%, 11/07/2013	3,700		3,700		Societe Generale North America Inc (credit
						support from Societe Generale)
						0.11%, 11/07/2013	4,000		4,000
	Washington - 0.06%					0.19%, 11/12/2013	7,000		7,000
	Washington State Housing Finance

	Commission (credit support from Fannie Mae)					Standard Chartered Bank/New York
						0.17%, 11/25/2013 (b)	5,500		5,499
	0.13%, 11/07/2013	525		525		0.18%, 11/19/2013(b)	7,800		7,799
	0.14%, 11/07/2013	135		135		0.20%, 11/06/2013(b)	7,300		7,300
	Washington State Housing Finance

	Commission (credit support from US Bank)					Sumitomo Mitsui Banking Corp
	0.17%, 11/07/2013	5		5		0.20%, 01/22/2014 (b),(e)	5,500		5,497
						0.21%, 12/09/2013(b),(e)	8,000		7,998
				$665		0.23%, 11/04/2013(b),(e)	8,000		8,000
	TOTAL MUNICIPAL BONDS			$72,065		0.23%, 11/08/2013(b),(e)	7,000		7,000
		Principal				Union Bank NA
	COMMERCIAL PAPER - 67.47%	Amount (000's)	Value	(000	's)	0.04%, 11/08/2013	8,000		8,000
	Agriculture - 0.76%					0.14%, 11/05/2013	9,700		9,700
	Philip Morris International Inc					0.22%, 12/23/2013	6,000		5,998
	0.17%, 12/31/2013(b)	$8,600		$8,598		UOB Funding LLC (credit support from
						United Overseas Bank Ltd)
						0.16%, 12/31/2013	7,000		6,998
	Automobile Manufacturers - 1.30%								$284,938
	Toyota Motor Credit Corp
	0.23%, 12/10/2013	8,000		7,998		Beverages - 0.70%
	0.26%, 01/14/2014	6,800		6,796		Anheuser-Busch InBev Worldwide Inc (credit
				$14,794		support from Anheuser-Busch InBev SA/NV
						Anheuser-Busch Companies, Inc., BrandBrew
Banks	- 25.07%					S.A., Cobrew NV/SA)
	Bank of Tokyo-Mitsubishi UFJ Ltd/New York					0.19%, 12/20/2013(b)	8,000		7,998
	NY
	0.18%, 12/16/2013	7,500		7,498
	0.19%, 01/24/2014	6,000		5,997		Commercial Services - 0.70%
	0.21%, 12/02/2013	8,000		7,999		Catholic Health Initiatives
	Commonwealth Bank of Australia					0.16%, 11/18/2013	8,000		7,999
	0.20%, 11/20/2013(b),(e)	8,000		7,999

See accompanying notes.

15

Schedule of Investments
Money Market Fund
October 31, 2013

	Principal					Principal
COMMERCIAL PAPER (continued)	Amount (000's)	Value	(000	's)	COMMERCIAL PAPER (continued)	Amount (000's)	Value	(000	's)

Computers - 0.70%					Electric - 4.42%
International Business Machines Corp					GDF Suez
0.17%, 12/26/2013(b)	$8,000		$7,998		0.19%, 11/22/2013(b)	$6,000		$5,999
					0.21%, 11/08/2013(b)	6,000		6,000
					0.21%, 11/27/2013(b)	7,500		7,499
Diversified Financial Services - 24.83%					0.21%, 12/11/2013(b)	8,100		8,098
Alpine Securitization Corp
0.14%, 12/05/2013(b)	7,800		7,799		Oglethorpe Power Corp
					0.16%, 11/05/2013(b)	6,606		6,606
0.15%, 11/13/2013(b)	6,000		6,000
					0.18%, 11/07/2013(b)	8,000		8,000
0.17%, 01/08/2014(b)	8,000		7,997
					Southern Co Funding Corp
AXA Financial Inc (credit support from AXA					0.15%, 11/26/2013(b)	8,000		7,999
SA)
0.29%, 01/06/2014(b)	5,000		4,997					$50,201
BNP Paribas Finance Inc (credit support from					Insurance - 2.20%
BNP Paribas)					MetLife Funding Inc (credit support from
0.19%, 12/06/2013	9,000		8,998		MetLife Insurance Co.)
0.20%, 11/04/2013	5,950		5,950		0.16%, 12/17/2013	8,000		7,998
CAFCO LLC					Prudential PLC
0.17%, 12/03/2013(b)	2,000		2,000		0.20%, 11/07/2013(b)	8,000		8,000
Collateralized Commercial Paper II Co LLC					0.20%, 11/22/2013(b)	3,000		3,000
0.22%, 11/01/2013(b)	6,300		6,300		0.22%, 01/08/2014(b)	6,000		5,997
0.24%, 03/03/2014(b)	3,500		3,497					$24,995
0.24%, 03/06/2014(b)	9,000		8,992
0.27%, 03/11/2014(b)	8,000		7,992		Machinery - Diversified - 0.68%
CRC Funding LLC					John Deere Bank SA (credit support from
0.15%, 11/01/2013(b)	7,000		7,000		John Deere Capital Corp)
0.18%, 12/04/2013(b)	7,000		6,999		0.20%, 11/22/2013(b)	7,700		7,699
Dealer Capital Access Trust Inc
0.26%, 11/01/2013	4,000		4,000		Miscellaneous Manufacturing - 0.79%
0.30%, 11/20/2013	8,000		7,999		Dover Corp
0.31%, 11/15/2013	8,000		7,999		0.07%, 11/01/2013(b)	9,000		9,000
0.32%, 11/05/2013	8,000		8,000
Fairway Finance LLC
0.14%, 12/13/2013(b)	6,300		6,299		Pharmaceuticals - 0.70%
0.17%, 01/27/2014(b)	8,000		7,997		Sanofi
0.19%, 02/03/2014(b)	6,000		5,997		0.09%, 12/30/2013(b)	8,000		7,999
FCAR Owner Trust
0.19%, 02/04/2014	7,800		7,796		Retail - 0.66%
Gotham Funding Corp					Wal-Mart Stores Inc
0.16%, 12/19/2013(b)	8,200		8,198		0.17%, 12/12/2013(b)	7,500		7,498
0.16%, 01/02/2014(b)	8,300		8,298
0.17%, 12/16/2013(b)	6,450		6,449
ING US Funding LLC (credit support from					Supranational Bank - 1.41%
ING Bank)					Corp Andina de Fomento
					0.15%, 11/06/2013(b)	5,000		5,000
0.18%, 12/16/2013	8,000		7,998		0.18%, 11/18/2013(b)	8,000		7,999
John Deere Capital Corp					0.25%, 01/06/2014(b)	3,000		2,999
0.20%, 12/12/2013 (b)	6,500		6,498
Liberty Street Funding LLC								$15,998
0.15%, 11/12/2013(b)	6,160		6,160
0.18%, 11/01/2013(b)	7,200		7,200		Telecommunications - 2.55%
					Telstra Corp Ltd
Market Street Funding LLC					0.12%, 12/03/2013(b)	6,500		6,499
0.11%, 11/01/2013(b)	7,200		7,200		0.15%, 11/06/2013(b)	8,000		8,000
Nieuw Amsterdam Receivables Corp					0.15%, 11/14/2013(b)	8,000		7,999
0.15%, 11/14/2013(b)	7,000		7,000		0.16%, 12/11/2013(b)	6,500		6,499
0.17%, 11/06/2013(b)	13,000		13,000
0.17%, 11/12/2013(b)	7,100		7,100					$28,997
					TOTAL COMMERCIAL PAPER			$766,903
PACCAR Financial Corp (credit support from						Principal
PACCAR Inc)
0.20%, 01/15/2014	7,500		7,497		CERTIFICATE OF DEPOSIT - 1.78%	Amount (000's)	Value	(000	's)
Regency Markets No. 1 LLC					Banks- 1.78%
0.15%, 11/18/2013(b)	6,700		6,699		Bank of America NA
0.20%, 11/15/2013(b)	6,800		6,799		0.23%, 01/16/2014	7,900		7,900
Sheffield Receivables Corp					0.24%, 12/13/2013	6,500		6,500
0.19%, 01/17/2014(b)	5,000		4,998		Bank of Nova Scotia/Houston
0.22%, 12/16/2013(b)	6,500		6,498		0.37%, 11/10/2014(a),(e)	5,800		5,800
0.22%, 01/07/2014(b)	8,000		7,997					$20,200
0.22%, 01/23/2014(b)	8,000		7,996		TOTAL CERTIFICATE OF DEPOSIT			$20,200
Thunder Bay Funding LLC
0.17%, 12/27/2013(b)	8,000		7,998
			$282,191

See accompanying notes.

16

		Schedule of Investments
		Money Market Fund
		October 31, 2013

		Maturity
	REPURCHASE AGREEMENTS - 7.19%	Amount (000's)	Value (000's)

Banks	- 7.19%
	Deutsche Bank Repurchase Agreement; 0.11% $	53,775	$53,775
	dated 10/31/2013 maturing 11/01/2013
	(collateralized by US Government Securities; $54,850,500; 0.00% - 6.75%;
	dated 12/18/13 - 12/27/32)

	Goldman Sachs Repurchase Agreement; 0.09% dated 10/31/2013 maturing	28,000	28,000
	11/01/2013 (collateralized by US Government Securities; $28,560,000;
	0.00% - 0.42%; dated 01/16/14 - 06/19/15)

			$81,775
	TOTAL REPURCHASE AGREEMENTS		$81,775
	Total Investments		$1,149,898
	Liabilities in Excess of Other Assets, Net - (1.17)%		$(13,315)
	TOTAL NET ASSETS - 100.00%		$1,136,583

(a)	Variable Rate. Rate shown is in effect at October 31, 2013.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $608,431 or 53.53% of net assets.
(c)	Security purchased on a when-issued basis.
(d)	Security is Illiquid
(e)	Security issued by foreign bank and denominated in USD.

Portfolio Summary (unaudited)

Sector	Percent
Financial	66.07%
Asset Backed Securities	7 .94%
Insured	6.34%
Exchange Traded Funds	4.53%
Utilities	4.42%
Consumer, Non-cyclical	3.78%
Communications	2.55%
Consumer, Cyclical	1.96%
Industrial	1 .47%
Government	1 .41%
Technology	0 .70%
Liabilities in Excess of Other Assets, Net	(1.17)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

17

		FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Dividends	Total					Ratio of
	Value,	Investment	from Net	Dividends	Net Asset			Net Assets, End of	Expenses to
	Beginning	Income	Investment	and	Value End			Period (in	Average Net
	of Period	(Loss)(a)	Income	Distributions	of Period	Total Return		thousands)	Assets
MONEY MARKET FUND
Class J shares
2013	$1 .00	$–	$–	$–	$1.00	0.00	%(c)	$278,536	0 .21%
2012	1.00	–	–	–	1 .00	0 .00	(c)	282,576	0 .29
2011	1.00	–	–	–	1 .00	0 .00	(c)	316,914	0 .28
2010	1.00	–	–	–	1 .00	0 .00	(c)	310,250	0 .35
2009	1.00	–	–	–	1 .00	0 .33	(c)	346,703	0 .69

See accompanying notes.

18

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

Ratio of Net
Ratio of Gross	Investment Income
Expenses to Average	to Average Net
Net Assets(b)	Assets

0.82%	0.00%
0.87	0.00
0.76	0.00
0.85	0.00
0.92	0.32

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Money Market Fund, (1 of the portfolios constituting Principal Funds, Inc., (the “Fund”)), as of October 31, 2013, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Fund of Principal Funds, Inc., at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 18, 2013

20

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS,INC.
October 31, 2013 (unaudited)

As a shareholder of the Money Market Fund of Principal Funds, Inc., you incur two types of costs: (1) transaction costs (for Class J shares only), including contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA and 403(b) accounts, respectively. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
			During Period		Beginning		During Period
	Beginning	Ending Account	May 1, 2013 to		Account	Ending Account	May 1, 2013 to
	Account Value	Value October	October 31,		Value May 1,	Value October	October 31,		Annualized
	May 1, 2013	31, 2013	2013	(a)	2013	31, 2013	2013	(a)	Expense Ratio

Money Market Fund
Class J	$1,000.00	$1,000.00	$0.96		$1,000.00	$1,024.25	$0.97		0.19%

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

21

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	104	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	104	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.;
			Longs Drug Stores

Kristianne Blake	President, Kristianne Gates Blake,	104	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	President, The Damos Company.	104	Hardin Construction
Director since 2008	Formerly, CEO, The Weitz Company		Company
Member, Audit Committee
1954

Mark A. Grimmett	Executive Vice President and CFO,	104	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Nominating and Governance
Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	104	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Operations Committee
1951

Tao Huang	Formerly, Chief Operating Officer,	104	Armstrong World
Director since March 2012	Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
1962

William C. Kimball	Partner, Kimball – Porter Investments	104	Casey’s General Stores,
Director since 1999	L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

Daniel Pavelich	Retired.	104	None
Director since 2007
Member, Audit Committee
1944

22

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Michael J. Beer	Executive Vice President, Principal	104	None
Director since 2012	Funds Distributor, Inc. (“PFD”)
Executive Vice President	Vice President/Mutual Funds and
Member, Executive Committee	Broker Dealer, Principal Life
1961	Insurance Company (“PLIC”)
Director, Principal Management
Corporation, (the “Manager”)
Executive Vice President/ Chief
Operating Officer, the Manager
Director, Princor
President, Princor
Director, Principal Shareholder
Services (“PSS”) since 2011
President, PSS since 2011

Nora M. Everett	Director, Edge (2008-2011)	104	None
Director since 2008	Director, Finisterre since 2011
President, CEO, and Chairman	Chairman, Principal Financial
Member, Executive Committee	Advisors, Inc. (“PFA”) since 2010
1959	Chairman, PFD since 2011
Senior Vice President/Retirement and
Investor Services, PLIC
Chairman, the Manager since 2011
President, the Manager since 2008
Chairman, Princor since 2011
Chief Executive Officer, Princor since
2009
Chairman, PSS since 2011

Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA

50392.

23

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Randy L. Bergstrom	Counsel, Principal Global Investors, LLC (“PGI”)
Assistant Tax Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392
1955

David J. Brown	Senior Vice President, PFD
Chief Compliance Officer	Vice President/Compliance, PLIC
711 High Street, Des Moines, IA 50392	Senior Vice President, the Manager
1960	Senior Vice President, Princor
Senior Vice President, PSS

Jill R. Brown	Director, PFD
Senior Vice President	President, PFD since 2010
1100 Investment Blvd, ste 200	Director, PMC since 2011
El Dorado Hills, CA 95762	Senior Vice President, PMC (2010-2013)
1967	Senior Vice President, Princor (2010-2013)
Director, PSS since 2011
Senior Vice President, PSS

Teresa M. Button	Vice President/Treasurer, Edge since 2011
Treasurer	Vice President/Treasurer, PFA since 2011
711 High Street, Des Moines, IA 50392	Vice President/Treasurer, PFD since 2011
1963	Vice President/Treasurer, PGI since 2011
Vice President/Treasurer, PLIC since 2011
Vice President/Treasurer, the Manager since 2011
Vice President/Treasurer, Post since 2011
Vice President/Treasurer, Principal-REI since 2011
Vice President/Treasurer, Princor since 2011
Vice President/Treasurer, PSS since 2011
Treasurer, Spectrum since 2011

Cary Fuchs	Senior Vice President, PFD since 2011
Senior Vice President of Distribution	Director-Transfer Agent & Administrative Services, PLIC
1100 Investment Blvd, ste 200	Senior Vice President, PSS since 2009
El Dorado Hills, CA 95762
1957

Ernie H. Gillum	Vice President/Chief Compliance Officer, the Manager
Vice President, Assistant Secretary	Vice President, PSS
711 High Street, Des Moines, IA 50392
1955

Patrick A. Kirchner	Assistant General Counsel, PFA
Assistant Counsel	Assistant General Counsel, PLIC
711 High Street, Des Moines, IA 50392	Assistant General Counsel, the Manager
1960	Assistant General Counsel, Princor

Carolyn F. Kolks	Counsel, PGI
Assistant Tax Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392
1962

Jennifer A. Mills	Counsel, PFD (2009-2013)
Assistant Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392	Counsel, the Manager (2009-2013)
1973	Counsel, Princor (2009-2013)
Counsel, PSS (2009-2013)

24

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Layne A. Rasmussen	Vice President/Controller – Principal Funds, the Manager.
Vice President, Controller, and CFO
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Senior Vice President/Counsel, PFA
Counsel	Senior Vice President/Counsel, PFD
711 High Street, Des Moines, IA 50392	Vice President & Associate General Counsel, PLIC
1951	Senior Vice President/Counsel, the Manager
Senior Vice President/Counsel, Princor (2009-2013)
Senior Vice President/Counsel, PSS

Adam U. Shaikh	Counsel, PFD (2006-2013)
Assistant Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392	Counsel, the Manager (2007-2013)
1972	Counsel, Princor (2007-2013)
Counsel, PSS (2007-2013)

Dan Westholm	Director – Treasury, PFA since 2011
Assistant Treasurer	Director – Treasury, PFD since 2011
711 High Street, Des Moines, IA 50392	Director – Treasury, PLIC
1966	Director – Treasury, the Manager
Director – Treasury, Princor since 2011
Director – Treasury, PSS

Beth Wilson	Vice President, the Manager (2007-2013)
Vice President and Secretary	Vice President, Princor (2007-2009)
711 High Street, Des Moines, IA 50392
1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated March 1, 2013, and the Statement of Additional Information dated March 1, 2013. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

25

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved (1) the annual review and renewal of the Management Agreement and various subadvisory agreements for all Funds; (2) a Subadvisory Agreement with Colonial First State Asset Management (Australia) Limited (“Colonial First State”) for the Global Diversified Income Fund.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 10, 2013 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PFI, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between Principal Management Corporation (the “Manager”) and PFI, on behalf of each of the sixty-five (65) series of PFI (each series is referred to as a “Fund”) (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Barrow Hanley Mewhinney & Strauss, LLC; BlackRock Financial Management, Inc.; Brown Investment Advisory Incorporated; Causeway Capital Management LLC.; Clearbridge Advisors, LLC; Columbus Circle Investors (“Columbus Circle”); DDJ Capital Management, LLC; Dimensional Fund Advisors LP; Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Goldman Sachs Asset Management, L.P.; Guggenheim Investment Management, LLC; Herndon Capital Management, LLC; J.P. Morgan Investment Management, Inc.; Jacobs Levy Equity Management, Inc.; Los Angeles Capital Management and Equity Research, Inc.; Montag & Caldwell, LLC; Neuberger Berman Fixed Income LLC; Pacific Investment Management Company LLC; Post Advisory Group, LLC (“Post”); Principal Real Estate Investors, LLC (“Principal-REI”); Principal Global Investors, LLC (“PGI”); Pyramis Global Advisors, LLC; Schroder Investment Management North America Inc. (“Schroder” and including the sub-subadvisory agreement among the Manager, Schroder and Schroder Investment Management North America Limited); Spectrum Asset Management, Inc. (“Spectrum”); Stone Harbor Investment Partners LP; Tortoise Capital Advisors, LLC; T. Rowe Price Associates, Inc.; Thompson Siegel & Walmsley, LLC; Turner Investment Partners, Inc.; Vaughan Nelson Investment Management, LP; W.H. Reaves & Co., Inc.; and Westwood Management Corp. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.” The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including the Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of services provided under the Management Agreement. The Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered that, during the periods reviewed, other than for the “Core” portions of the Funds implementing the “Core Satellite” structure and all PFI Funds-of-Funds, except the SAM Portfolios, the Manager had delegated day-to-day portfolio management responsibility to the Subadvisors, and they considered the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board noted that the Manager applies the due diligence standards to the selection, monitoring and replacement of sub-advisors and the Manager proposes the selection of the most suitable sub-advisors, with a process that emphasizes Principal affiliated sub-advisors, subject to the due diligence standards. The Board also took note that the Manager applied the due diligence standards to its personnel’s management of the “Core” portfolio. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and found no issues that affected their consideration of the renewal of the Advisory Agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Manager to the Funds under the Management Agreement were satisfactory.

26

The Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Subadvisors to the Funds under the Subadvisory Agreements are satisfactory.

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three-year period), and compared those returns to various agreed-upon performance measures, including peer group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year history, the Board reviewed performance for a one-year or three-year period, respectively, noting that certain funds had commenced operations recently and, accordingly, no performance information was considered. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met acceptable levels of investment performance. There were some Funds or certain Subadvisors for a multi-manager Fund that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered other factors, such as the longer-term performance of each such Fund. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary.

As to each Fund, the Manager had advised the Board that the investment services delivered by each Subadvisor to the Fund were reasonable. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Subadvisor met acceptable levels of investment performance; or (ii) although the Fund experienced underperformance from the subject Subadvisor, based upon that Fund’s particular circumstances, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreement. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Fund’s management fees. The Board received information, based on data supplied by Lipper, comparing each Fund’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after any fee waivers) management fee (at average fiscal year asset levels), actual non-management fees (at average fiscal year asset levels) and actual total expense ratio (at average fiscal year asset levels for Class A shares where available) to advisory fees and expense ratios of mutual funds in a narrow peer group selected by Lipper, or for two Funds, a custom peer group recommended by the Manager and reviewed by the Board (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For Funds that did not offer Class A shares or if Class A shares represented less than 5% of the Fund’s total assets, the information provided was based upon Institutional Class shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds as well as other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. The Board considered that some Funds have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees. For most Funds, actual management fees were within the 3rd Quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the 3rd Quartile, total net expense ratios were within the 3rd Quartile or better.

For the SAM Portfolios, the Board considered information from management about the Manager’s active asset allocation strategy and determined that the strategy and processes justified higher management fees than the Funds’ peer groups and that the total expense ratios (including the expenses of the underlying funds), with the expense cap suggested by management, were within an acceptable range or compare favorably.

The Board also considered that the Manager contractually agreed to continue to waive a portion of its management fee for thirteen (13) Funds that have implemented the “Core Satellite” structure. The Board also took into consideration the management fee waivers for two Funds and the additional breakpoints in the fee schedule for seven Funds proposed by management.

27

In the Board’ review of the expense caps in place with respect to certain classes of a number of Funds, the Board considered the Manager’s proposals to extend the expense caps in place for most of such classes for an additional year and to let the expense caps for classes of certain Funds expire, based upon the individual circumstances of these Funds. The Board also considered the Manager’s proposals to add new expense caps to a share class of two Funds.

Considering all factors they deemed relevant, the Board concluded that the management fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the applicable Advisory Agreements, for the year ended December 31, 2012. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, Principal-REI, Edge, Columbus Circle, Spectrum, and Post) The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability percentages the Manager provided.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees. The Board also noted the additional breakpoints offered by management for seven Funds. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the applicable Management Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the International Equity Index Fund, LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, SmallCap S&P 600 Index Fund and the LifeTime Funds do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Funds has a relatively low basis point fee (25 basis points or less) on all Fund assets.

Subadvisory Fees, Economies of Scale and Profitability

For each Fund the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Funds. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Fund were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

Colonial First State Subadvisory Agreement

At its September 10, 2013 meeting, the Board considered whether to approve a subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Colonial First State (the “Subadvisor”) for the Global Diversified Income Fund (the “Fund”).

28

Nature, Quality and Extent of Services.

The Board considered the nature, quality and extent of services expected to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing subadvisors and that the Manager recommended the Subadvisor based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Subadvisor under the Subadvisory Agreement are expected to be satisfactory.

Investment Performance.

The Board reviewed the historical one-year, three-year and five-year performance returns and ranking as of June 30, 2013 of the Subadvisor in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to a Morningstar peer group, a relevant benchmark index and a composite with a similar investment strategy managed by a current subadvisor to the Fund. The Board concluded, based on the information provided, that the historical investment performance record of the Subadvisor was satisfactory.

Fees, Economies of Scale and Profitability.

The Board considered the proposed subadvisory fee, noting that the Manager will compensate the Subadvisor from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under the Subadvisory Agreement. The Board noted that the proposed subadvisory fee schedule includes breakpoints and concluded that the subadvisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered the Subadvisor’s statement that it does not charge a lower fee to any other subadvisory client for this strategy and the Manager’s statement that it found the Subadvisor’s proposed fee to be competitive for this strategy. In addition, in evaluating the subadvisory fees and the factor of profitability, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and the Subadvisor. On the basis of the information provided, the Board concluded that the proposed subadvisory fee was reasonable.

Other Benefits.

The Board also considered the character and amount of other incidental benefits to be received by the Subadvisor when evaluating the subadvisory fee. The Board concluded that taking into account these potential benefits, the proposed subadvisory fee was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Subadvisory Agreement are fair and reasonable and that approval of the Subadvisory Agreement is in the best interests of the Fund.

29

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WE’LL GIVE YOU AN EDGE®

principalfunds.com

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

A mutual fund’s share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

     This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.

To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

     Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., 800-222-5852, member of the Principal Financial Group®. Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, and Principal Funds, Inc. are collectively referred to as Principal Funds.

FV315-10 | 12/2013 | t13102502c8
©2013 Principal Financial Services, Inc.

ITEM 2 – CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.
(c)	The Registrant amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto. The amendment was made to list the current Principal Executive Officer.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.
(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Daniel Pavelich, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

October 31, 2012 - $650,620
October 31, 2013 - $648,210

(b) Audit-Related Fees. Ernst & Young provided audit-related services to the registrant that are not included in response to item 4(a). Those services related to the review of Form N-1A and Form N-14.

During the last two fiscal years, Ernst & Young has billed the following amounts for those services.

October 31, 2012 - $16,000
October 31, 2013 - 0

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant’s dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also prepares and reviews Canadian income tax returns. Ernst & Young also provides services to understand and comply with tax laws in certain foreign countries. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

October 31, 2012 - $261,509
October 31, 2013 - $259,695

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Board of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. (the "Funds") effective for all engagements of the primary independent auditor.

1. The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds. For the purposes of this policy, Prohibited Services are:

  Services that are subject to audit procedure during a financial statement audit;
  Services where the auditor would act on behalf of management;
  Services where the auditor is an advocate to the client's position in an adversarial proceeding;
  Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;
  Financial information systems design and implementation;
  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
  Actuarial services;
  Internal audit functions or human resources;
  Broker or dealer, investment advisor, or investment banking services;
  Legal services and expert services unrelated to the audit;
  Tax planning services related to listed, confidential and aggressive transactions;
  Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds (other than members of the Board of Directors who are not also officers of the Funds), including the immediate family members of such individuals;
  Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible.

2. (A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3. The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4. Not less than annually, the primary independent auditor shall report to the Committee in writing all relationships that may reasonably be thought to bear on independence between the auditor and the Funds or persons in financial reporting oversight roles with respect to any services provided by the auditor, its subsidiaries or affiliates as of the date of the communication, pursuant to Rule 3526 of the PCAOB. The primary independent auditor shall discuss with the Committee the potential effects of such relationships on the independence of the auditor. In addition, the primary independent auditor shall affirm, in writing, that, as of the date of the communication, it is independent within the meaning of the federal securities laws and Rule 3520 of the PCAOB.

5. The Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

6.	Neither the Funds or Principal Management Corporation may hire or promote any former partner, principal, shareholder or professional employee (Former Employee) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or Principal Management Corporation proposes to hire or promote the Former Employee. Neither the Funds nor Principal Management Corporation shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or Principal Management Corporation during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or Principal Management Corporation shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.
7.	For persons recently promoted or hired into a financial reporting oversight role (other than members of the Board of Directors who are not also officers of the Funds), any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.
8.	The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller,
chief	internal auditor, or any equivalent positions.

(Adopted by the Audit Committee of the Board of Directors of the Principal Funds on March 12, 2013).

(End of policy)

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Substantially all work in connection with the audit of the registrant’s financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.

October 31, 2012 - $348,056
October 31, 2013 - $317,497

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

ITEM 11 – CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act are attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Principal Funds, Inc.

By /s/ Nora M. Everett

Nora M. Everett, President and CEO

Date 12/17/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nora M. Everett

Nora M. Everett, President and CEO

Date 12/17/2013

By /s/ Layne A. Rasmussen

Layne A. Rasmussen, Vice President, Controller and Chief Financial Officer

Date 12/17/2013